UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	10/31/2007

Date of reporting period:	10/31/2007

Item 1. Reports to Stockholders.

MassMutual
Premier Funds

Annual Report

October 31, 2007

insure invest retire

Retirement Services

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	4

Portfolio of Investments

MassMutual Premier Money Market Fund	89

MassMutual Premier Short-Duration Bond Fund	91

MassMutual Premier Inflation-Protected Bond Fund	98

MassMutual Premier Core Bond Fund	99

MassMutual Premier Diversified Bond Fund	108

MassMutual Premier Strategic Income Fund	118

MassMutual Premier High Yield Fund	135

MassMutual Premier Balanced Fund	139

MassMutual Premier Value Fund	150

MassMutual Premier Enhanced Index Value Fund	152

MassMutual Premier Enhanced Index Core Equity Fund	158

MassMutual Premier Main Street Fund	164

MassMutual Premier Capital Appreciation Fund	168

MassMutual Premier Core Growth Fund	171

MassMutual Premier Enhanced Index Growth Fund	174

MassMutual Premier Discovery Value Fund	181

MassMutual Premier Small Capitalization Value Fund	184

MassMutual Premier Main Street Small Cap Fund	187

MassMutual Premier Small Company Opportunities Fund	199

MassMutual Premier Global Fund	211

MassMutual Premier International Equity Fund	214

MassMutual Premier Focused International Fund	218

Statement of Assets and Liabilities	220

Statement of Operations	232

Statement of Changes in Net Assets	238

Financial Highlights	250

Notes to Financial Statements	297

Report of Independent Registered Public Accounting Firm	370

Trustees and Officers (Unaudited)	371

Federal Tax Information (Unaudited)	375

Other Information (Unaudited)	376

This material must be preceded or accompanied by a current prospectus for the MassMutual Premier Funds. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MassMutual Premier Funds – Letter to Shareholders

To Our Shareholders

October 31, 2007

Frederick C. Castellani

When the markets become more volatile or there is an unexpected development, there is a natural tendency to focus on short-term developments. However, our view is that one of the keys to successful investing is to maintain a disciplined focus on the longer term. Consequently, MassMutual recommends an approach to investing that de-emphasizes inevitable periods of market volatility and employs a diversification strategy that suits an investor's risk tolerance, financial goals and time horizon.

Stocks and bonds rise in a volatile environment; subprime issues cause concerns

For the 12 months ended October 31, 2007, equities outperformed bonds by a wide margin in an environment of substantial market volatility. The Dow Jones Industrial AverageSM ("the Dow"), a barometer of blue-chip activity, returned 15.31% for the 12-month period. Similarly, the S&P 500® Index, a measure of U.S. large-cap stock performance, advanced 14.55%. The clear leader in the U.S. equity markets was the technology-heavy Nasdaq Composite® Index ("Nasdaq"), which gained 20.81%. Turning to the worldwide equity market, the winner for the period was the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index, a benchmark for foreign stocks in developed markets, with its 24.91% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, advanced 5.38% for the 12-month period ended October 31, 2007, as fixed-income investments continued to trail equities.*

Large domestic stocks, measured by the Dow and the S&P 500 Index, forged higher during the final months of 2006. Small caps, as evidenced by the Russell 2000® Index, also ended the year strongly – as did technology stocks in the Nasdaq. The U.S. dollar weakened during the period, which helped the MSCI EAFE Index turn in a double-digit advance. In the fixed-income market, bond prices changed little as 2006 drew to a close, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index posted a marginal gain. The yield curve remained inverted, meaning that the yields of shorter-term securities generally stayed higher than those of longer-term issues.*

Domestic equities showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The Dow declined slightly for the three months ended March 31, 2007; conversely, the S&P 500 Index and the Nasdaq each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – once again helping the MSCI EAFE Index outperform its U.S. counterparts. Fixed-income investor concerns about the weak housing market and subprime lender problems caused bond yields to ease and prices to rally. Overall, most Treasury securities ended the first quarter with modest price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a positive return.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term issues, such as the 13-week U.S. Treasury Bill. High-yield bonds barely managed a positive return for the quarter, despite moderately favorable corporate earnings and low default rates on corporate high-yield securities.

Most categories of U.S. stocks finished the third quarter of 2007 higher. The final results masked a significant spike in market volatility from mid-July through mid-August, however, as concerns about the subprime mortgage market intensified further. On August 17, 2007, the Fed added liquidity to the banking system and increased the demand for loans by cutting the discount rate by 0.50%. The discount rate is the interest rate that regional Federal Reserve banks charge banks and financial institutions when they borrow funds on a short-term basis. After a surprise drop in a key August employment number and negative movement in other key economic indicators, the central bank moved even more aggressively

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Premier Funds – Letter to Shareholders (Continued)

to ease monetary conditions, lowering the closely watched target federal funds rate by a larger-than-expected 0.50% to 4.75% and cutting the discount rate an additional 0.50% to 5.25% (interest rate level refers to primary discount rate, not the secondary discount rate) at its September 18, 2007 meeting. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. Conversely, small-cap stocks struggled, with the Russell 2000® Index returning -3.09% for the quarter. The MSCI EAFE Index returned 2.18% during this time frame. In the bond marketplace, the growing concerns about a weakening economy triggered a decline in bond yields and boosted prices. Moreover, a general flight from risk led to strong demand for Treasuries. Toward the end of September 2007, following the Fed's aggressive reduction in short-term interest rates, bond prices gave up some of their recent gains, as fixed-income investors began to question the Fed's commitment to keep inflation at bay. On balance, though, bonds benefited from the quarter's developments. Against this backdrop, the Lehman Brothers Aggregate Bond Index posted a healthy 2.85% gain.

During October 2007, domestic stocks advanced slightly, with the clear leader being the Nasdaq, with its 5.83% return. Foreign stocks, as measured by the MSCI EAFE Index, also did well, with a gain of 3.93%. In the fixed-income market, the 10-year Treasury ended the month at 4.48% (compared to 4.58% at the beginning of October), as the Lehman Brothers Aggregate Bond Index returned 0.90% for the period.

All eyes turn to the Federal Reserve

Just how serious is the subprime mortgage situation, and what can we expect for the U.S. economy going forward? In part, investors' nervousness during the past few months stemmed from the fact that clear answers to those questions were hard to come by. Nevertheless, the Fed demonstrated its desire to stave off a recession with the aforementioned cuts in the federal funds and discount rates during the September 2007 Federal Open Market Committee ("FOMC") meeting. While there had been speculation about a possible cut in the federal funds rate throughout much of July and August 2007, the deciding factor seemed to be an unexpected drop in non-farm payrolls reported at the beginning of September, which suggested that the difficulties in the subprime market might be spreading to the broader economy. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at the October 31, 2007 FOMC meeting.

The Fed's actions had the desired effect of reassuring the financial markets in the short term, although the Fed's October rate reduction statement called further cuts into question, due to inflationary fears. With inflation on the rise, the Fed, under Chairman Ben Bernanke, might have to be more cautious about lowering interest rates to stimulate a sluggish U.S. economy. Mr. Bernanke must also take into account the potential impact of the Fed's actions on the U.S. dollar. For instance, in September, a consensus had developed that the Fed would cut interest rates. The larger-than-expected rate reduction, however, only accelerated the dollar's rate of depreciation. Needless to say, uncertainty over the Fed's actions with respect to monetary policy will, in the short term, undoubtedly influence investor sentiment as 2007 draws to a close.

Outlook

While we were preparing this report, the equity and fixed-income markets showed an even greater increase in volatility attributable to the continuing increase of investor concerns over the impact of the subprime mortgage situation. When the markets become more volatile or there is an unexpected development, such as the Fed's larger-than-anticipated rate cut, there is a natural tendency to focus on short-term developments. However, our view is that one of the keys to successful investing is to maintain a disciplined focus on long-term results. Benjamin Graham, the father of "value" investing,

(Continued)

MassMutual Premier Funds – Letter to Shareholders (Continued)

once observed that in the short term, the stock market is a voting machine, but in the long term, it is a weighing machine. By that, he meant that strong fundamentals tend to be recognized in the long run, even if emotions sometimes rule the day over shorter periods of time. In line with this thinking, MassMutual recommends a focus on the longer term and an approach to investing that de-emphasizes inevitable periods of market volatility and employs a diversification strategy that suits an investor's risk tolerance, financial goals and time horizon.

Frederick C. Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 11/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Money Market Fund – and who is the Fund's sub-adviser?
   This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares had a return of 4.92%, nearly in line with the 4.95% return of the Salomon Smith Barney 3-Month Treasury Bill Index.

What was the investment background during the period?
   During the final quarter of 2006, the equity markets steadily rose, while corporate bonds also turned in a relatively strong performance. The high-yield sector rallied in the period and investment-grade corporate bonds and other non-Treasuries ("credits") outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In the end, the Lehman Brothers® Aggregate Bond Index closed out the quarter with a modest advance. The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground. As a result, both the level of interest rates and the pricing of credit risk rose significantly. With respect to the latter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off, as credit spreads – or the differences in yields between comparable bonds – widened meaningfully in numerous sectors. The correction was particularly severe in the lower-quality asset-backed securities supported by subprime mortgages and was largely confined to fixed-income markets, as most U.S. large-cap equity indexes rose over 5%.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June 2007, also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2006, concerns mounted that inflation could still be an issue. Fed Chairman Ben Bernanke singled out unit labor costs as a potential source of inflationary pressures – and monetary policy statements implied that it was premature to expect lower interest rates. However, the shape of the yield curve pointed towards less inflation and lower yields in 2007. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. In the first quarter of 2007,

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

the prices of most Treasury securities registered sizable gains when stocks suffered a big sell-off in late February 2007, as concerned investors fled to safer investments. Not surprisingly, some of those gains were reversed when the stock market stabilized in the weeks following the sell-off until the end of the first quarter.

With respect to yield levels, investors reassessed their expectations for monetary policy in the second quarter of 2007. In April 2007, an expectation for approximately 0.50% of easing by the Fed had been built into the market. However, as economic growth expectations improved, the market began to believe that the Fed would hold interest rates steady indefinitely and a bond sell-off ensued. For example, during the period, 5- and 10- year U.S. Treasury yields rose 0.39% and 0.38%, respectively. From summer to October 2007, investors generally favored higher-quality assets over lower (i.e., credit spreads – the yield disparities between corporate bonds and other non-Treasuries – widened), with risk-free U.S. Treasuries providing the best returns in the fixed-income sector.

What is your outlook?
   With summer storms behind us, and the end of 2007 coming into view, we would like to report that "all's clear." Unfortunately, we cannot – our cautious stance remains. Near term, loosening of credit market conditions, following recent global central banks' accommodations, should allow for market sentiment to improve, and it is true that most fixed-income sectors are more attractively priced now than they were a few months ago. That said, many sectors' valuations still reflect a thin margin for error, given a highly uncertain economic backdrop. We continue to approach current markets opportunistically, looking for the hidden gems in an otherwise difficult environment.

MassMutual Premier Money Market Fund

Asset Allocation

(% of Net Assets) on 10/31/07

Commercial Paper	78.0%
U.S. Treasury Bills	16.6%
Discount Notes	4.7%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class S	4.92%	2.63%	3.62%
Salomon Smith Barney 3-Month Treasury Bill Index	4.95%	2.87%	3.65%

Hypothetical Investments in MassMutual Premier Money Market Fund Class A, Class Y and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/1/98 - 10/31/07
Class A	4.59%	2.26%	3.12%
Class Y	4.81%	2.53%	3.48%
Salomon Smith Barney 3-Month Treasury Bill Index	4.95%	2.87%	3.62%

Hypothetical Investments in MassMutual Premier Money Market Fund Class L and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class L	4.84%	2.50%	3.15%
Salomon Smith Barney 3-Month Treasury Bill Index	4.95%	2.87%	3.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Salomon Smith Barney 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Short-Duration Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment-grade fixed-income securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 5.88%, moderately outpacing the 5.73% return of the Lehman Brothers® 1-3 Year Government Bond Index, an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

What was the investment background during the period?
   During the final quarter of 2006, the equity markets steadily rose, while corporate bonds also turned in a relatively strong performance. The high-yield sector rallied in the period and investment-grade corporate bonds and other non-Treasuries ("credits") outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In the end, the Lehman Brothers Aggregate Bond Index closed out the quarter with a modest advance. The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. As a result, both the level of interest rates and the pricing of credit risk rose significantly. With respect to the latter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off, as credit spreads – or the differences in yields between comparable bonds – widened meaningfully in numerous sectors. The correction was particularly severe in the lower-quality asset-backed securities supported by subprime mortgages and was largely confined to fixed-income markets, as equity prices continued to advance.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June 2007, also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. During October, Treasury yields were substantially lower in the short end (compared to year-end 2006) due to the Fed's easing of interest rates.

What factors contributed to the Fund's performance?
   The Fund outperformed the Lehman Brothers 1-3 Year Government Bond Index ("the benchmark") during the fourth quarter of 2006. During the period, Treasury note yields increased by between 0.10% and 0.12%, and the yield curve ended the year slightly more inverted – meaning that the yields of shorter-term securities generally stayed higher than those of longer-term issues. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available,

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

with the curve indicating whether short-term rates are higher or lower than long-term rates. The Fund's duration target remained very short. Short-duration portfolios generally outperformed the benchmark during the first quarter of 2007. Duration is a measure of a bond or bond portfolio's sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall. During this time frame, Treasury note yields decreased by between 0.05% and 0.23%, with the yield curve steepening during the period. Due to the Fed remaining on the sidelines (with respect to any change in the direction of interest rates), the highest yields in the Treasury market during the period could still be captured in the short-term sector. As the first quarter of 2007 came to a close, the Fund's duration target again remained very short.

In government paper, Treasury bill yields declined by 0.13% to 0.23% during the second quarter of 2007, while Treasury note yields increased by 0.28% to 0.38%. These changes resulted in a much steeper curve overall, although the very short end remained somewhat inverted. The Fed remained on the sidelines and the market seemed to give up any expectations of Fed changes for the remainder of 2007, in either direction (easing or tightening). The Fund performed in line with the benchmark during the second quarter of 2007, as the portfolio's duration was very similar to the benchmark's throughout most of the period. The portfolio's duration still remained short, although there was some increase due to the steepening curve. The Fund's performance trailed the benchmark during the third quarter of 2007, as the portfolio's duration was slightly longer than the benchmark's during this time frame. The portfolio's duration still remained well short of the maximum allowed, but there was an increase due to the steepening curve. In October 2007, the Fund outpaced the benchmark, as the portfolio's duration continued to remain slightly longer than the benchmark's.

What is your outlook?
   With summer storms behind us, and the end of 2007 coming into view, we would like to report that "all's clear." Unfortunately, we cannot – our cautious stance remains. Near term, loosening of credit market conditions, following recent global central banks' accommodations, should allow for market sentiment to improve, and it is true that most fixed-income sectors are more attractively priced now than they were a few months ago. That said, many sectors' valuations still reflect a thin margin for error, given a highly uncertain economic backdrop. We continue to approach current markets opportunistically, looking for the hidden gems in an otherwise difficult environment.

MassMutual Premier Short-Duration

Bond Fund

Quality Structure

(% of Net Assets) on 10/31/07

U.S. Governments, Aaa/AAA	40.7%
Aa/AA	1.7%
A/A	3.2%
Baa/BBB	8.6%
Ba/BB	2.0%
B and Below	0.3%
Options	0.1%
Equities	0.1%
Total Long-Term Investments	56.7%
Short-Term Investments and Other Assets and Liabilities	43.3%
100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class S	5.88%	3.92%	4.89%
Lehman Brothers 1-3 Year Government Bond Index	5.73%	2.93%	4.73%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/1/98 - 10/31/07
Class A	5.55%	3.52%	4.42%
Class A
(Sales load deducted)*	1.86%	2.78%	4.04%
Class Y	5.86%	3.88%	4.80%
Lehman Brothers 1-3 Year Government Bond Index	5.73%	2.93%	4.72%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class L	5.74%	3.76%	4.56%
Lehman Brothers 1-3 Year Government Bond Index	5.73%	2.93%	4.53%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted), and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/02 - 10/31/07
Class N	5.25%	3.02%
Class N (CDSC fees deducted)*	4.25%	3.02%
Lehman Brothers 1-3 Year Government Bond Index	5.73%	2.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Inflation-Protected Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 5.86%, trailing the 6.34% return for the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
   Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?
   During the final quarter of 2006, the equity markets steadily rose, while corporate bonds also turned in a relatively strong performance. The high-yield sector rallied in the period and investment-grade corporate bonds and other non-Treasuries ("credits") outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In the end, the Lehman Brothers® Aggregate Bond Index closed out the quarter with a modest advance. The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. As a result, both the level of interest rates and the pricing of credit risk rose significantly. With respect to the latter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off, as credit spreads – or the differences in yields between comparable bonds – widened meaningfully in numerous sectors. The correction was particularly severe in the lower-quality asset-backed securities supported by subprime mortgages and was largely confined to fixed-income markets, as equity prices continued to advance.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June 2007, also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. The Lehman Brothers Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   The Fund outperformed the Lehman U.S. Treasury Inflation Note Index ("the benchmark") during the fourth quarter of 2006, driven by the Fund's small cash position during a period of increasing yields. Conversely, the Fund underperformed the benchmark in the first quarter of 2007. The portfolio's performance was negatively impacted during the second quarter of 2007 by unexpected withdrawals, which resulted in inopportune trading and a subsequent decline in the Fund's assets of over 10%. The performance of corporate inflation-protected securities ("CIPS") was highly negative during the third quarter of 2007, as bonds suffered in the wake of the spreading of the subprime crisis. Nevertheless, this afforded us the opportunity to make some attractive purchases in CIPs. In October 2007, Treasury Inflation-Protected Securities ("TIPS") were the best performers, as the Fund performed in line with the benchmark.

What is your outlook?
   With summer storms behind us, and the end of 2007 coming into view, we would like to report that "all's clear." Unfortunately, we cannot – our cautious stance remains. Near term, loosening of credit market conditions, following recent global central banks' accommodations, should allow for market sentiment to improve, and it is true that most fixed-income sectors are more attractively priced now than they were a few months ago. That said, many sectors' valuations still reflect a thin margin for error, given a highly uncertain economic backdrop. We continue to approach current markets opportunistically, looking for the hidden gems in an otherwise difficult environment.

MassMutual Premier Inflation-Protected

Bond Fund

Quality Structure

(% of Net Assets) on 10/31/07

U.S. Governments, Aaa/AAA	99.2%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Lehman U.S. Treasury Inflation Note Index.

MassMutual Premier Inflation-Protected Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/03 - 10/31/07
Class S	5.86%	4.62%
Class A	5.44%	4.01%
Class A (Sales load deducted)*	0.43%	2.70%
Class Y	5.85%	4.52%
Class L	5.68%	4.36%
Class N	5.17%	3.80%
Class N (CDSC fees deducted)*	4.17%	3.80%
Lehman U.S. Treasury Inflation Note Index	6.34%	5.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Core Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 5.57%, outpacing the 5.38% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?
   During the final quarter of 2006, the equity markets steadily rose, while corporate bonds also turned in a relatively strong performance. The high-yield sector rallied and investment-grade corporate bonds and other non-Treasuries ("credits") outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In the end, the Lehman Brothers Aggregate Bond Index closed out the quarter with a modest advance. The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground. As a result, both the level of interest rates and the pricing of credit risk rose significantly. With respect to the latter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off, as credit spreads – or the differences in yields between comparable bonds – widened meaningfully in numerous sectors. The correction was particularly severe in the lower-quality asset-backed securities supported by subprime mortgages and was largely confined to fixed-income markets, as equity prices continued to advance.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June 2007, also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. During October 2007, there was considerable intra-month interest rate volatility, primarily in shorter maturities, which generally moved lower in yield. Much of the corporate market did well for the month, as subprime fears abated temporarily. Unfortunately, the financials sector gave it all back and then some, following third-quarter 2007 earnings releases, which were generally weaker than expected. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

What factors contributed to the Fund's performance?
   In the fourth quarter of 2006, the Fund's strength came from its lower-quality credit exposure. Also enhancing performance was opportunistic mortgage trading activity. Higher coupon holdings aided results late in the year. Once again in the first quarter of 2007, lower-quality credit exposure drove the Fund's results. Favorable security selection and sector allocation were also positive factors. The Fund

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

struggled in the second quarter of 2007, as a result of various factors, including unfavorable sector allocation and suboptimal yield curve positioning. In the third quarter of 2007, the Fund's conservative positioning allowed returns to hold up quite well.

In October 2007, the Fund's performance continued to be driven by favorable sector positioning, including strategic underweight positions in financials and corporate mortgage-backed securities ("CMBS"). While it held an overweight position in corporate bonds, the Fund's exposure is biased towards shorter-maturity and higher-quality industrial issues. A modest overweight position in mortgage-backed securities ("MBS") also contributed to the Fund's results for the month.

What is your outlook?
   Approaching year-end, portfolio positioning is particularly challenging, as conflicting opinions abound regarding Gross Domestic Product growth, the direction of interest rates and the vulnerability of global markets. We continue to take a cautious approach, trading carefully around the edges to take advantage of opportunities as yield spreads widen, while remaining mindful of the current difficult environment.

MassMutual Premier Core Bond Fund

Quality Structure

(% of Net Assets) on 10/31/07

U.S. Governments, Aaa/AAA	62.8%
Aa/AA	3.7%
A/A	8.6%
Baa/BBB	19.2%
Ba/BB	4.5%
B and Below	0.0%
Options	0.2%
Equities	0.1%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class S	5.57%	4.65%	5.55%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.91%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/1/98 - 10/31/07
Class A	5.23%	4.23%	5.05%
Class A (Sales load deducted)*	0.23%	3.22%	4.53%
Class Y	5.56%	4.59%	5.42%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.86%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class L	5.49%	4.49%	5.28%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.79%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/02 - 10/31/07
Class N	4.91%	3.49%
Class N (CDSC fees deducted)*	3.91%	3.49%
Lehman Brothers Aggregate Bond Index	5.38%	4.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Diversified Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 5.69%, moderately outpacing the 5.38% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?
   During the final quarter of 2006, the equity markets steadily rose, while corporate bonds also turned in a relatively strong performance. The high-yield sector rallied in the period and investment-grade corporate bonds and other non-Treasuries ("credits") outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with subprime lenders made headlines, bond yields eased and prices rallied. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In the end, the Lehman Brothers Aggregate Bond Index closed out the quarter with a modest advance. The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. As a result, both the level of interest rates and the pricing of credit risk rose significantly. With respect to the latter, mounting problems surrounding poor mortgage underwriting triggered a sharp sell-off, as credit spreads – or the differences in yields between comparable bonds – widened meaningfully in numerous sectors. The correction was particularly severe in the lower-quality asset-backed securities supported by subprime mortgages. The high-yield sector also suffered, as an excessive supply of poorly structured new issues exacerbated the back-up. This correction was largely confined to fixed-income markets, however, as equity prices continued to advance.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk which began in June also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. During October 2007, there was considerable intra-month interest rate volatility, primarily in shorter maturities, which generally moved lower in yield. Much of the corporate market did well for the month, as subprime fears abated temporarily. Unfortunately, the financials sector gave it all back and then some, following third-quarter 2007 earnings releases, which were generally weaker than expected. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

What factors contributed to the Fund's performance?
   The Fund outperformed the Lehman Brothers Aggregate Bond Index ("the benchmark") in the fourth quarter of 2006. Driving the Fund's performance was its lower-quality credit exposure. Every year since 2002, a bias toward high-yield debt has been a winning trade – and 2006 was no exception. Also enhancing performance was opportunistic mortgage trading activity. In the first quarter of 2007, the Fund outperformed its benchmark, once again benefiting from its allocation to lower-quality bonds.

In the second quarter of 2007, the Fund's performance was driven by its exposure to high-yield bonds. During this time frame, high-yield holdings on average, represented approximately 8.5% of the portfolio. In the third quarter of 2007, despite a modest exposure to lower-quality bonds, which benefited the portfolio earlier in the year, the Fund's other holdings more than offset the negative impact of lagging high-yield bonds. The portfolio continued to hold a small allocation to high-yield securities, which also hindered performance in October 2007.

What is your outlook?
   Approaching year-end, portfolio positioning is particularly challenging, as conflicting opinions abound regarding Gross Domestic Product growth, the direction of interest rates and the vulnerability of global markets. We continue to take a cautious approach, trading carefully around the edges to take advantage of opportunities as yield spreads widen, while remaining mindful of the current difficult environment.

MassMutual Premier Diversified

Bond Fund

Quality Structure

(% of Net Assets) on 10/31/07

U.S. Governments, Aaa/AAA	61.2%
Aa/AA	4.5%
A/A	8.5%
Baa/BBB	15.1%
Ba/BB	1.5%
B and Below	5.2%
Equities	0.2%
Options	0.1%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Diversified Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class S	5.69%	5.48%	5.52%
Class A	5.40%	5.12%	5.12%
Class A (Sales load deducted)*	0.40%	4.10%	4.52%
Class Y	5.68%	5.45%	5.45%
Class L	5.60%	5.40%	5.37%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.79%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Diversified Bond Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/02 - 10/31/07
Class N	5.04%	4.40%
Class N (CDSC fees deducted)*	4.04%	4.40%
Lehman Brothers Aggregate Bond Index	5.38%	4.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Income Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Strategic Income Fund – and who is the Fund's sub-adviser?
   This Fund seeks high current income by investing mainly in fixed-income debt securities. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 10.96%, outperforming the 5.38% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index. The Fund also outpaced the 9.42% return of the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets.

What was the investment background during the period?
   In the fixed-income market, bond prices changed little as 2006 drew to a close, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index posted a marginal gain. The yield curve remained inverted, meaning that the yields of shorter-term securities generally stayed higher than those of longer-term issues. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Most Treasury securities ended the quarter with minor price gains, and the Lehman Brothers Aggregate Bond Index posted a modest advance.

What began as a real estate problem in the first and second quarters of 2007 became a capital markets problem in the third quarter of 2007. Some aggressively leveraged investors were caught seriously unprepared, as losses forced margin-related selling, resulting in several high-profile hedge fund implosions. The sharp re-pricing of credit risk, which began in June 2007, also raised the specter of troubling scenarios in various structured investment vehicles ("SIVs"), which had been created over the past few years – many with business models contingent on access to short-term lending markets. Coordinated efforts by global central banks subsequently brought short rates down and improved – but did not fully correct – both primary and secondary market liquidity. The Federal Reserve ("Fed") reversed its bias during the quarter, citing prospects for weaker growth. In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, and there was also considerable intra-month interest rate volatility, primarily in shorter maturities, which generally moved lower in yield over the period.

What factors contributed to the Fund's performance?
   In the fourth quarter of 2006, Fund management capitalized on opportunities in selected emerging markets to lock in higher yields. In the U.S. government sector, interest rates increased appreciably toward the end of the quarter. Mortgages generally underperformed. The high-yield market remained strong; spreads – or the differences in yields between comparable bonds – continued to be tight, as corporate balance sheets remained firm and investors sought yield. New supply remained high. Driven by low default rates and stable fundamentals, lower-quality securities continued to outperform. In the

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

first quarter of 2007, the Fund's performance in the international sector was largely driven by emerging market debt. From a credit quality perspective, higher-quality bonds (AA) provided the best excess returns versus Treasuries, while lower-rated (BBB) issuers lost an average of 0.32%. Mortgages exposed to greater levels of prepayment risk outperformed those with less prepayment risk. Investor demand for high-yield securities continued unabated.

In the second quarter of 2007, the majority of the Fund's performance in the international sector was driven by emerging market debt. The mortgage market performed poorly during June 2007, in the face of increased risks associated with subprime mortgages. In the high-yield sector, the cost of credit increased, as high-yield spreads over Treasuries widened 0.53% from the end of May; lower credit quality bonds, (CCC) underperformed the most. The third quarter of 2007 was a volatile period for international bonds. Emerging market bond prices were not as heavily impacted during the summer volatility as they have been in past periods of risk aversion, but they did experience price declines in August 2007, as investors favored higher-quality debt. The Fed's interest rate cuts in September 2007 helped increase risk appetites and contributed to a rapid decline in the value of the dollar versus major currencies, which helped to drive the Fund's performance. Once again, the Fund benefited from its ability to invest in both developed and emerging market economies and from its exposure to both foreign bonds and currencies. Mortgages performed well in September 2007, as liquidity returned to the market, but not to pre-subprime crisis levels. The high-yield market gained traction in September 2007 and managed to close the quarter with a positive return – largely due to the Fed's September rate cuts and the positive impact to bonds affected by the preliminary settlement of the labor agreement between General Motors ("GM") and the United Auto Workers. Interest rates were volatile in October 2007, as signals remained mixed regarding the economic impact of the subprime housing crisis. Mortgages performed well, as ample liquidity and attractive valuations in the sector continued to draw investors. In the high-yield sector, high-yield spreads over Treasuries widened a modest amount during the month. The portfolio continued to hold less CCC-rated exposure and more high-quality (i.e., higher than BB-rated) exposure than the high-yield index.

What is your outlook?
   We expect market volatility to remain high due to uncertainties surrounding the housing sector and its broader impact on the economy countered by the expectations of further rate cuts by the Fed. We expect liquidity may improve as the credit markets settle, remain cautious in our outlook and continue to focus on defensive sectors and higher-quality bonds.

MassMutual Premier Strategic

Income Fund

Asset Allocation

(% of Net Assets) on 10/31/07

Bonds & Notes	78.8%
Equities	1.1%
Options	0.1%
Total Long-Term Investments	80.0%
Short-Term Investments and Other Assets and Liabilities	20.0%
100.0%

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index.

MassMutual Premier Strategic Income Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/04 - 10/31/07
Class S	10.96%	6.39%
Class A	10.43%	5.87%
Class A (Sales load deducted)*	5.18%	4.07%
Class Y	10.84%	6.31%
Class L	10.84%	6.20%
Class N	10.26%	5.69%
Class N (CDSC fees deducted)*	9.26%	5.69%
Lehman Brothers Aggregate Bond Index	5.38%	4.14%
Citigroup World Government Bond Index	9.42%	2.49%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and Citigroup World Government Bond Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier High Yield Fund – and who is the Fund's
sub-adviser?
   This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high-yield debt and related securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 6.98% outperforming the 6.73% return of the Lehman Brothers® U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment-grade debt from the corporate and non-corporate sectors.

What was the investment background during the period?
   For investors, the final quarter of 2006 was characterized by many conflicting signals. Housing starts, production, orders and retail sales all pointed toward softer business conditions. On the other hand, the equity markets seemed to ignore the economic data and steadily rose throughout the quarter. Corporate bonds also turned in a relatively strong performance. The high-yield sector rallied and investment-grade credits outpaced U.S. Treasuries by 0.25%. Bond yields rose and prices fell early in 2007. Conversely, bond yields eased and prices rallied later in the quarter when concerns intensified about the weak housing market and problems with subprime lenders made headlines. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Most Treasury securities ended the quarter with minor price gains; the Lehman Brothers® Aggregate Bond Index closed out the quarter with a modest advance and the S&P 500® Index was up a mere 0.64%.

The high-yield market experienced a pullback in the second quarter of 2007, as continued concerns about the subprime market and the subsequent turmoil in several large hedge funds led to increased volatility and a repricing of risk within the credit markets. Concurrent with these events, the large high-yield new issue calendar of $21.8 billion in June was met with resistance from investors and several large high-yield transactions failed to be priced. Treasuries were also negatively impacted by subprime concerns, with yields on the 10-year ending the quarter at 5.03%, up from 4.65% at the end of March. In the third quarter of 2007, in a market already uneasy from subprime mortgage woes, the high-yield market rebounded, buoyed in part by action taken by the Federal Reserve ("Fed"). In August, the Fed cut the discount rate – which is the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%, and followed with cuts of 0.50% to both the discount and federal funds rates in September 2007. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. For the quarter, the BB-rated and B-rated sectors generated positive returns, while the CCC-rated sector, unable to overcome the extreme weakness suffered in June (-5.64%), finished with a negative return. Finally, in October 2007, single-B-rated bonds continued to provide strong performance, with favorable returns from gaming and technology companies. Also in October, the Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. The Lehman Brothers Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   In the fourth quarter of 2006, Charter Communications was a top performer – and one of the Fund's largest holdings. The Fund's portfolio positions in autos (particularly General Motors ("GM") and Ford) were a mixed blessing, as they provided solid returns, but lost large amounts of outperformance, as the Fund was weighted towards the finance companies (GMAC and Ford Credit), which underperformed the auto companies. Also consistent with the results for the quarter, the Fund's underweight position in upper-tier credits benefited performance, as the benign credit environment rewarded investors for incremental risk-taking.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

In the first quarter of 2007, mid- and lower-tier securities among the media cable, packaging and industrial-other industries posted strong results. Charter Communications and Packaging Dynamics were a few of the providers of outperformance. Default rates continued to trend lower, with only two bond defaults during the first quarter. In April 2007, the high-yield market rebounded to post a 1.30% return. All major sectors posted positive returns and lower-quality advanced the most. The Fund benefited from the overweight in B-rated and CCC-rated bonds. With respect to specific holdings, the overweight position in Charter Communications continued to be a strong driver of performance, as was the Fund's underweight in GMAC.

For the second quarter of 2007, the Fund's performance was primarily driven by its allocations to CCC-rated bonds and the media non-cable sector. The portfolio's underweight position in higher-quality BB-rated bonds in favor of lower-quality continued to be rewarded, as did an overweight in industrials. Conversely, detractors from performance included the Fund's allocations to automotives, construction (machines) and non-corporate (CDX) exposure. In the third quarter of 2007, the Fund's positions in the retailers, food and beverage and industrial other sectors helped performance, while the Fund's exposure to the restaurants and media noncable sectors detracted. In October 2007, the Fund performed well. On the downside, however, auto finance company issues continued to struggle, as market pressures weighed on their performance.

What is your outlook?
   We are generally positive on the market, as corporate earnings continue to be steady, default measures remain near all-time lows, and the market's higher yields and wider option-adjusted spread ("OAS") present investors with appropriately priced opportunities in the high-yield market. As always, we will remain watchful for signs of economic weakness that could require us to reposition our high-yield portfolios.

MassMutual Premier High Yield Fund

Quality Structure

(% of Net Assets) on 10/31/07

U.S. Governments, Aaa/AAA	6.5%
Baa/BBB	1.3%
Ba/BB	7.2%
B and Below	77.9%
Total Long-Term Investments	92.9%
Short-Term Investments and Other Assets and Liabilities	7.1%
100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Lehman Brothers U.S. Corporate High Yield Index.

MassMutual Premier High Yield Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 9/5/00 - 10/31/07
Class Y	6.85%	12.82%	8.58%
Lehman Brothers U.S. Corporate High Yield Index	6.73%	12.99%	7.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers U.S. Corporate High Yield Index.

MassMutual Premier High Yield Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	6.98%	7.01%
Class A	6.53%	6.55%
Class A (Sales load deducted)*	0.40%	4.47%
Class L	6.73%	6.80%
Class N	6.08%	6.18%
Class N (CDSC fees deducted)*	5.08%	6.18%
Lehman Brothers U.S. Corporate High Yield Index	6.73%	7.01%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Balanced Fund – and who is the Fund's
sub-adviser?
   This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 10.42%, underperforming the 14.55% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, and the 12.55% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Conversely, the Fund's Class S shares outpaced the 5.38% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?
   For investors, the final quarter of 2006 was characterized by many conflicting signals. On the one hand, the economic data, led by the housing sector, pointed to an economy that was losing momentum. Housing starts, production, orders and retail sales all pointed toward softer business conditions. On the other hand, the equity markets seemed to ignore the economic data and steadily rose throughout the quarter. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. The equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. The third quarter of 2007 will go down as one of the most volatile quarters in recent history. Remarkably, the market ended up higher after all was said and done, but it required intervention from central banks worldwide and the U.S. Federal Reserve ("Fed") to get us there. The ongoing deterioration in the housing market finally led to a rise in delinquencies on mortgages. This caused a run on mortgage-backed securities, particularly of the subprime variety. Many funds held these securities in leveraged portfolios, so when their prices dropped, the funds' returns plunged. The contagion spread to the equity markets when some of these funds needed to liquidate equity positions to cover investor redemptions. When the commercial paper markets seized up due to the large amount of asset-backed paper in the system, central banks around the world responded by adding liquidity to the system. On August 17, 2007, the Fed lowered the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. On September 18, 2007, the Fed finally lowered the federal funds rate by 0.50%, simultaneously cutting the discount rate an additional 0.50% and essentially flooding the system with liquidity to avert the perceived crisis. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

During October 2007, domestic stocks advanced slightly, with the clear leader being the Nasdaq Composite® Index ("Nasdaq"), with its 5.83% return. In the fixed-income market, the 10-year Treasury ended the month at 4.48% (compared to 4.58% at the beginning of October), as the Lehman Brothers Aggregate Bond Index returned 0.90% for the period.

How did the Fund's stock component perform?
   During the fourth quarter of 2006, the Fund's equity models performed well. The market favored small stocks, with higher beta that were growing rapidly. Momentum and estimate revision factors did not help in stock selection in the fourth quarter, however, due to the shift in economic conditions. In the first

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

quarter of 2007, the Fund's favorable security selection and sector allocation benefited performance. In the second quarter of 2007, the Fund's core model underperformed due to the poor performance of value factors. The best-performing factors during this period were beta, momentum and estimate revision. For most of the quarter, the Fund held an overweight position in equities and a slight overweight in bonds. Toward the end of the quarter, we began to drop the Fund's allocation to equities, while raising the stake in bonds. The overweight position in equities paid off, however, as the S&P 500 rose 5.9% during the period, whereas the Lehman Brothers Aggregate Bond Index fell 0.35%. In the third quarter of 2007, the equity market responded to the Fed rate cut in predictable fashion by rising over 10% off the quarter's earlier lows. The stocks that led the charge were those with heavy exposure to overseas economic activity. These companies are essentially large, growth oriented and have been favored by investors for the past year. To translate this to factor performance, the factors that have outperformed have been growth, momentum and large capitalization. Value strategies performed poorly – a pattern that spilled over into the month of October 2007.

How did the bond portfolio perform?
   In the final months of 2006, the Fund found strength in its lower-quality credit exposure. Also enhancing performance was opportunistic mortgage trading activity. Higher coupon holdings aided results as well. In the first quarter of 2007, the Fund's lower-quality credit exposure and favorable sector allocation were key drivers of performance. The Fund's bond component struggled in the second quarter of 2007 as a result of various factors, including unfavorable sector allocation. In the third quarter of 2007, the Fund's conservative positioning allowed returns to hold up quite well.

In October 2007, the Fund's performance in the bond segment continued to be driven by favorable sector positioning, including strategically underweight positions in financials and corporate mortgage-backed securities ("CMBS"). While holding an overweight position in corporate bonds, the Fund's exposure is biased towards shorter-maturity and higher-quality industrial issues. A modestly overweight position in mortgage-backed securities ("MBS") also contributed to the Fund's results in the bond segment of the portfolio.

What is your outlook?
   At the end of the second quarter in 2007, we held the view that it was likely that the economy was in the late cycle and that we could see the markets reflecting that character. The rise in volatility, the outperformance of growth factors and the relative underperformance of small-cap stocks are all typically characteristic of late-cycle activity. But what remains to be seen is how long the late cycle will last. During the last economic cycle, late-cycle activity was present for years, before the economy ultimately faltered in 2002. Our view is that this pattern could repeat itself. As always, however, we plan to maintain our disciplined investment approach and listen to our models.

MassMutual Premier Balanced

Fund

Asset Allocation

(% of Net Assets) on 10/31/07

Equities	61.6%
Bonds & Notes	26.4%
Options	0.2%
Total Long-Term Investments	88.2%
Short-Term Investments and Other Assets and Liabilities	11.8%
100.0%

MassMutual Premier Balanced Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Exxon Mobil Corp.	2.6%
AT&T, Inc.	1.5%
General Electric Co.	1.4%
Microsoft Corp.	1.4%
Cisco Systems, Inc.	1.2%
Altria Group, Inc.	1.1%
International Business Machines Corp.	1.1%
American International Group, Inc.	1.1%
Apple, Inc.	1.1%
Pfizer, Inc.	1.1%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class S	10.42%	10.11%	4.53%
Lipper Balanced Fund Index	12.55%	11.24%	6.82%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.91%
S&P 500 Index	14.55%	13.87%	7.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/1/98 - 10/31/07
Class A	9.76%	9.48%	3.59%
Class A (Sales load deducted)*	3.45%	8.19%	2.96%
Class Y	10.25%	9.92%	4.00%
Lipper Balanced Fund Index	12.55%	11.24%	6.58%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.86%
S&P 500 Index	14.55%	13.87%	6.55%

Hypothetical Investments in MassMutual Premier Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class L	10.04%	9.77%	2.62%
Lipper Balanced Fund Index	12.55%	11.24%	5.26%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.79%
S&P 500 Index	14.55%	13.87%	3.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/02 - 10/31/07
Class N	9.48%	9.38%
Class N (CDSC fees deducted)*	8.48%	9.38%
Lipper Balanced Fund Index	12.55%	11.39%
Lehman Brothers Aggregate Bond Index	5.38%	4.11%
S&P 500 Index	14.55%	14.48%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 17.78%, outperforming the 14.55% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund's 17.78% return also exceeded the 10.83% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, which helped the MSCI® EAFE® Index turn in a double-digit advance. U.S. equity prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The dollar rallied early in the quarter, but gave up those gains later on, losing ground against most major foreign currencies. This depreciation supported the returns of foreign stocks and helped the MSCI EAFE Index return exceed its U.S. counterparts. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of U.S. stocks advanced in the third quarter of 2007 as well. The final results, however, masked a significant spike in market volatility from mid-July through mid-August, as worries about the subprime mortgage market intensified. To help quell these concerns, on August 17, 2007, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. The central bank moved even more aggressively to ease monetary conditions at its September 18, 2007 meeting, lowering the federal funds rate by a larger-than-expected 0.50% and cutting the discount rate an additional 0.50%. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter, although, small-cap stocks, as measured by the Russell 2000® Index, lost 3.09% for the period. The MSCI EAFE Index returned 2.18% during this time frame. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. Foreign stocks also did well, resulting in the MSCI EAFE Index gaining 3.93%.

What factors contributed to the Fund's performance?
   In the fourth quarter of 2006, performance drivers included the consumer staples, utilities and industrials sectors – with consumer staples emerging as the most significant source of added value during the quarter. Utilities also performed well, as several holdings posted double-digit returns. Sectors that primarily detracted from performance relative to the Russell 1000 Value Index were financials, consumer discretionary and energy. In the first quarter of 2007, successful stock selection in the consumer discretionary sector drove relative performance. In energy, the Fund's stock selection generated some performance drag. The largest detractor from relative performance, however, was telecommunication services, where positive stock selection was undermined by a significant underweight position relative to the Russell 1000 Value Index.

During the second quarter of 2007, the Fund's exposure to the industrials and consumer discretionary sectors contributed in large part to its favorable performance. Industrials represented the largest source of added value, with stock selection leading the way. The only detractors, from the sector perspective,

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

were health care and energy. Creating most of the relative drag was weakness in the health care sector, where stock selection effects fueled the underperformance. In the third quarter of 2007, the Fund's outperformance primarily resulted from sector exposures to consumer discretionary, industrials and energy stocks. Offsetting this was less-than-favorable performance from portfolio holdings in the financials and consumer staples sectors. Financials hindered the Fund's performance, as weak stock selection offset some positive effects from the Fund's underweight position in this beleaguered sector. Finally, in October 2007, the Fund's exposure to the financials, consumer discretionary and information technology sectors drove its weak relative returns. Contributors to positive returns, on the other hand, were the Fund's investments in the energy, consumer staples and utilities sectors.

What is your outlook?
   We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – such as oil prices, inflation and Fed policy – as well as those that are somewhat newer to the equation, such as the fallout generated in the real estate markets and the subprime mortgage debacle. While it is impossible to accurately predict how these factors will affect the equity markets in 2008, we have sought to position the Fund to navigate the wide array of variables that may challenge investors throughout the coming year.

MassMutual Premier Value Fund

Industry Table

(% of Net Assets) on 10/31/07

Diversified Financial	15.0%
Oil & Gas	10.2%
Banks	9.0%
Aerospace & Defense	8.0%
Electric	7.9%
Media	5.2%
Semiconductors	5.1%
Pharmaceuticals	4.4%
Health Care — Products	3.6%
Telecommunications	3.4%
Manufacturing	3.2%
Agriculture	3.1%
Chemicals	2.4%
Software	2.2%
Oil & Gas Services	2.1%
Retail	2.0%
Foods	1.7%
Insurance	1.7%
Machinery — Diversified	1.6%
Iron & Steel	1.6%
Auto Manufacturers	1.6%
Health Care — Services	1.1%
Entertainment	0.7%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
100.0%

MassMutual Premier Value Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Boeing Co.	5.5%
Exxon Mobil Corp.	5.0%
Credit Suisse Group, Sponsored ADR (Switzerland)	4.8%
FirstEnergy Corp.	4.7%
Wachovia Corp.	4.7%
Bank of America Corp.	4.3%
UBS AG	4.0%
Johnson & Johnson	3.6%
Novartis AG ADR (Switzerland)	3.2%
Siemens AG Sponsored ADR (Germany)	3.2%

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index and the S&P 500 Index.

MassMutual Premier Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class L	17.55%	13.94%	7.35%
Russell 1000 Value Index	10.83%	16.39%	9.11%
S&P 500 Index	14.55%	13.87%	7.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index and the S&P 500 Index.

MassMutual Premier Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	17.78%	12.85%
Class A	17.21%	12.31%
Class A (Sales load deducted)*	10.47%	10.11%
Class Y	17.63%	12.74%
Class N	16.64%	11.88%
Class N (CDSC fees deducted)*	15.64%	11.88%
Russell 1000 Value Index	10.83%	14.62%
S&P 500 Index	14.55%	13.15%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 8.55%, trailing the 10.83% return of the Russell 1000 Value Index, an unmanaged index consisting of those Russell 1000® Index securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What was the investment background during the period?
   For investors, the final quarter of 2006 was characterized by many conflicting signals. On the one hand, the economic data, led by the housing sector, pointed to an economy that was losing momentum. Housing starts, production, orders and retail sales all pointed toward softer business conditions. On the other hand, the equity markets seemed to ignore the economic data and steadily rose throughout the quarter. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. The equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. The third quarter of 2007 will go down as one of the most volatile quarters in recent history. Remarkably, the market ended up higher, but it required intervention from central banks worldwide and our own Federal Reserve ("Fed") to influence those results. The ongoing deterioration in the housing market finally led to a rise in delinquencies on mortgages. This caused a run on mortgage-backed securities, particularly of the subprime variety. Many funds held these securities in leveraged portfolios, so when their prices dropped, the funds' returns plunged. The contagion spread to the equity markets when some of these funds needed to liquidate equity positions to cover investor redemptions. When the commercial paper markets seized up due to the large amount of asset-backed paper in the system, central banks around the world responded by adding liquidity to the system. On August 17, 2007, the Fed lowered the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. On September 18, 2007, the Fed finally lowered the federal funds rate by 0.50%, simultaneously cutting the discount rate an additional 0.50% and essentially flooding the system with liquidity to avert the perceived crisis. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

The equity market saw modest gains in October, although there was a slight disparity in the performance of growth stocks relative to their value counterparts. For the month, the Russell 1000 Value Index remained essentially flat, while the Russell 1000® Growth Index advanced slightly.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2006, the Fund's value model performed well. The market favored small-cap stocks, with higher beta that were growing rapidly. Momentum and estimate revision factors did not help in stock selection, due to the shift in economic conditions. Value strategies performed well, but had volatile returns, as many of the cheapest names based on the value metrics were in the housing sector – which had been the epicenter of the market's upheaval for the better part of the year. In the first quarter of 2007, the Fund lagged due to increased market volatility, which caused the performance of the models to be erratic. The Fund's value model did particularly poorly, especially in the heavily weighted financial sector, when

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

news surrounding the deterioration of the subprime markets and defaults associated with that decline drove stock prices down. Growth and momentum factors did better than the value factor.

In the second quarter of 2007, the Fund's value model underperformed due to the poor performance of value factors. The best-performing factors during this period were beta, momentum and estimate revision. In the third quarter of 2007, the model was slow to respond to the shift away from value, and the Fund's relative returns suffered accordingly, even though our research had been emphasizing growth strategies, and we had added some more growth-oriented factors to the model over the past year. Finally, turning to October 2007, we saw the pattern continuing, and the Fund's value strategies underperformed once again.

What is your outlook?
   At the end of the second quarter of 2007, we held the view that it was likely that the economy was in the late cycle and that we could see the markets reflecting that character. The rise in volatility, the outperformance of growth factors and the relative underperformance of small-cap stocks are all typically characteristic of late-cycle activity. But what remains to be seen is how long the late cycle will last. During the last economic cycle, late-cycle activity was present for years before the economy ultimately faltered in 2002. Our view is that this pattern could repeat itself. As always, however, we plan to maintain our disciplined investment approach and listen to our models.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Value Fund

Industry Table

(% of Net Assets) on 10/31/07

Oil & Gas	14.6%
Banks	9.5%
Insurance	9.3%
Diversified Financial	9.2%
Telecommunications	7.5%
Manufacturing	6.6%
Electric	5.1%
Pharmaceuticals	3.7%
Media	3.3%
Retail	2.6%
Aerospace & Defense	2.3%
Chemicals	2.3%
Real Estate Investment Trusts (REITS)	2.2%
Agriculture	1.8%
Health Care — Products	1.7%
Foods	1.6%
Cosmetics & Personal Care	1.6%
Computers	1.6%
Beverages	1.1%
Gas	0.9%
Savings & Loans	0.8%
Iron & Steel	0.8%
Machinery — Diversified	0.7%
Transportation	0.7%
Pipelines	0.6%
Health Care — Services	0.5%
Biotechnology	0.5%
Internet	0.5%
Forest Products & Paper	0.5%
Office Equipment/Supplies	0.4%
Household Products	0.4%
Mining	0.3%
Environmental Controls	0.3%
Commercial Services	0.3%
Electronics	0.3%
Building Materials	0.3%
Home Builders	0.3%
Software	0.3%
Electrical Components & Equipment	0.3%
Semiconductors	0.2%
Auto Manufacturers	0.2%
Hand & Machine Tools	0.2%
Engineering & Construction	0.2%
Investment Companies	0.2%
Entertainment	0.2%
Distribution & Wholesale	0.2%
Leisure Time	0.1%
Airlines	0.1%
Automotive & Parts	0.1%
Textiles	0.1%
Packaging & Containers	0.1%
Office Furnishings	0.1%
Toys, Games & Hobbies	0.1%
Apparel	0.1%
Oil & Gas Services	0.1%
Trucking & Leasing	0.1%
Lodging	0.1%
Home Furnishing	0.1%
Housewares	0.1%
Holding Company — Diversified	0.0%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
100.0%

MassMutual Premier

Enhanced Index Value Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Exxon Mobil Corp.	5.9%
General Electric Co.	4.3%
AT&T, Inc.	4.0%
Bank of America Corp.	3.2%
Chevron Corp.	2.9%
Citigroup, Inc.	2.8%
Pfizer, Inc.	2.7%
ConocoPhillips	2.6%
JP Morgan Chase & Co.	2.0%
American International Group, Inc.	1.8%

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class Y and the Russell 1000 Value Index.

MassMutual Premier Enhanced Index Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 12/19/00 - 10/31/07
Class Y	7.98%	15.70%	8.54%
Russell 1000 Value Index	10.83%	16.39%	8.23%

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Premier Enhanced Index Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	8.55%	14.13%
Class A	7.62%	13.40%
Class A (Sales load deducted)*	1.43%	11.19%
Class L	7.83%	13.65%
Class N	7.26%	13.06%
Class N (CDSC fees deducted)*	6.28%	13.06%
Russell 1000 Value Index	10.83%	14.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 12.48%, underperforming the 14.55% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   For investors, the final quarter of 2006 was characterized by many conflicting signals. On the one hand, the economic data, led by the housing sector, pointed to an economy that was losing momentum. Housing starts, production, orders and retail sales all pointed toward softer business conditions. On the other hand, the equity markets seemed to ignore the economic data and steadily rose throughout the quarter. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. The equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. The third quarter of 2007 will go down as one of the most volatile quarters in recent history. Remarkably, the market ended up higher, but it required intervention from central banks worldwide and our own Federal Reserve ("Fed") to influence those results. The ongoing deterioration in the housing market finally led to a rise in delinquencies on mortgages. This caused a run on mortgage-backed securities, particularly of the subprime variety. Many funds held these securities in leveraged portfolios, so when their prices dropped, the funds' returns plunged. The contagion spread to the equity markets when some of these funds needed to liquidate equity positions to cover investor redemptions. When the commercial paper markets seized up due to the large amount of asset-backed paper in the system, central banks around the world responded by adding liquidity to the system. On August 17, 2007, the Fed lowered the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. On September 18, 2007, the Fed finally lowered the federal funds rate by 0.50%, simultaneously cutting the discount rate an additional 0.50% and essentially flooding the system with liquidity to avert the perceived crisis. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

The equity market saw modest gains in October 2007, although there was a large disparity in the performance of growth stocks relative to their value counterparts. For the month, the Russell 1000® Value Index remained essentially flat, while the Russell 1000® Growth Index advanced slightly.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2006, the Fund's models performed well. The market favored small-cap stocks, with higher beta that were growing rapidly. Momentum and estimate revision factors did not help in stock selection, due to the shift in economic conditions. In the first quarter of 2007, the Fund's core equity model was down slightly. The financial sector, which has a relatively large weight in the value universe, struggled against news of continuing deterioration of the subprime mortgage market and defaults associated with that decline. Growth and momentum factors generally did well, but there was no clear pattern of effective factors across the market.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

In the second quarter of 2007, the Fund's core model underperformed due to the poor performance of value factors. The best-performing factors during this period were beta, momentum and estimate revision. In the third quarter of 2007, the equity market responded to the Fed rate cuts in predictable fashion by rising over 10% off the quarter's earlier lows. The stocks that led the charge were those with heavy exposure to overseas economic activity. These companies are essentially large, growth-oriented and have been favored by investors for the past year. To translate this to factor performance, the factors that outperformed were growth, momentum and large capitalization. Value strategies performed poorly through October 2007.

What is your outlook?
   At the end of the second quarter of 2007, we held the view that it was likely that the economy was in the late cycle and that we could see the markets reflecting that character. The rise in volatility, the outperformance of growth factors and the relative underperformance of small-cap stocks are all typically characteristic of late-cycle activity. But what remains to be seen is how long the late cycle will last. During the last economic cycle, late-cycle activity was present for years, before the economy ultimately faltered in 2002. Our view is that this pattern could repeat itself. As always, however, we plan to maintain our disciplined investment approach and listen to our models.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Core Equity Fund

Industry Table

(% of Net Assets) on 10/31/07

Oil & Gas	9.8%
Insurance	7.0%
Computers	6.9%
Diversified Financial	6.8%
Telecommunications	6.7%
Pharmaceuticals	5.3%
Banks	5.1%
Manufacturing	5.1%
Software	4.7%
Aerospace & Defense	3.9%
Retail	3.7%
Media	3.6%
Electric	3.0%
Health Care — Products	2.8%
Semiconductors	2.4%
Agriculture	2.0%
Internet	1.9%
Beverages	1.8%
Chemicals	1.7%
Transportation	1.5%
Cosmetics & Personal Care	1.4%
Foods	1.4%
Oil & Gas Services	1.4%
Health Care — Services	1.3%
Mining	0.7%
Commercial Services	0.6%
Apparel	0.5%
Machinery — Diversified	0.5%
Electronics	0.5%
Environmental Controls	0.5%
Biotechnology	0.4%
Iron & Steel	0.4%
Household Products	0.4%
Gas	0.4%
Electrical Components & Equipment	0.3%
Real Estate Investment Trusts (REITS)	0.3%
Pipelines	0.3%
Forest Products & Paper	0.3%
Advertising	0.3%
Machinery — Construction & Mining	0.3%
Packaging & Containers	0.3%
Auto Manufacturers	0.2%
Office Equipment/Supplies	0.2%
Savings & Loans	0.2%
Engineering & Construction	0.2%
Hand & Machine Tools	0.2%
Investment Companies	0.2%
Distribution & Wholesale	0.2%
Home Builders	0.1%
Metal Fabricate & Hardware	0.1%
Automotive & Parts	0.1%
Lodging	0.1%
Housewares	0.1%
Building Materials	0.1%
Toys, Games & Hobbies	0.1%
Home Furnishing	0.1%
Leisure Time	0.1%
Entertainment	0.0%
Real Estate	0.0%
Coal	0.0%
Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5%)
100.0%

MassMutual Premier

Enhanced Index Core Equity Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Exxon Mobil Corp.	4.2%
AT&T, Inc.	2.4%
General Electric Co.	2.3%
Microsoft Corp.	2.3%
Cisco Systems, Inc.	1.9%
Altria Group, Inc.	1.8%
American International Group, Inc.	1.8%
International Business Machines Corp.	1.8%
Pfizer, Inc.	1.8%
ConocoPhillips	1.7%

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class Y and the S&P 500 Index.

MassMutual Premier Enhanced Index Core Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class Y	12.33%	13.49%	5.32%
S&P 500 Index	14.55%	13.87%	7.10%

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class S, Class A, Class A (sales load deducted) Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Premier Enhanced Index Core Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	12.48%	13.02%
Class A	11.89%	12.41%
Class A (Sales load deducted)*	5.45%	10.21%
Class L	12.17%	12.70%
Class N	11.58%	12.08%
Class N (CDSC fees deducted)*	10.58%	12.08%
S&P 500 Index	14.55%	13.15%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Main Street Fund – and who is the Fund's sub-adviser?
   This Fund seeks a high total return by investing mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 14.74%, outpacing the 14.55% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500 Index broke the 1,400 level by year-end. Small-cap stocks, as evidenced by the Russell 2000® Index, also ended the year strongly, as did the technology-heavy Nasdaq Composite® Index ("Nasdaq"). U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Reserve ("Fed") held the federal funds rate steady for the eighth consecutive meeting in June 2007, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) and the economy added more jobs than expected. U.S. equities demonstrated strength once again in the eventful third quarter of 2007, despite volatility that had not been experienced in quite some time. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Fed dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq, which returned 5.83%. The Lehman Brothers® Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   In the fourth quarter of 2006, the Fund's overweight position in mega-cap stocks relative to the benchmark S&P 500 Index ("the benchmark") helped drive returns. Favorable stock selection within each market capitalization category also modestly added to performance. Conversely, hampering the Fund's performance was its underweight position in the strong-performing mid-cap stock category. With respect to economic sectors, the best-performing sectors relative to the benchmark were consumer staples, energy and financials. The weakest sectors on a relative basis were consumer discretionary and information technology. In the first quarter of 2007, the Fund's underweight position in mid-cap stocks helped performance slightly in March, as did the absence of real estate investment trusts ("REITs") from the Fund's portfolio. Favorable stock selection in the large-cap category was offset by weaker results in mid caps.

As the second quarter of 2007 came to a close, the Fund held its most significant overweight position versus the benchmark in the information technology, health care and energy sectors. Industrials became the most underweight sector in the portfolio relative to the benchmark, followed by financials and utilities. In the third quarter of 2007, the Fund's returns declined as the level of outperformance between mega caps and the worst-performing micro caps was substantial. During this time frame, we increased the amount of the portfolio invested in mega caps to almost 63%, while reducing large caps to about 32%. At the same time, we increased mid caps to slightly more than 5% from practically zero. As the third quarter of 2007 wound down, the Fund had a mega-cap tilt relative to the S&P 500 Index.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

The Fund had a challenging month in October 2007 relative to the benchmark, as our top-down (market capitalization) model and bottom-up (individual stock selection) models detracted from performance. In particular, our overweight position in mega caps hampered the Fund's returns. In addition, despite a substantial amount of positive performance from our large overweight position in the technology sector, our overweight position in financials detracted materially from performance, as the large money center banks and brokerages were hit hard by fallout from the mortgage sector. Additionally, stock selection within the energy sector hampered performance for the month.

What is your outlook?
   As we stated earlier this year, our models, which had been indicating that the prolonged cycle of small-cap outperformance was likely coming to an end, have been proven correct. Market leadership has changed, as mega, large and mid caps have recently outperformed small and micro caps. During the first nine months of 2007, mega caps outperformed all other groups, including mid caps. If we are indeed entering a period of increased risk aversion, it is our view that investors will continue to seek safety in mega-cap issues. Consequently, the Fund has moved out of many small positions in mid- and small-cap stocks in order to concentrate more resources in large- and mega-cap companies.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Fund

Industry Table

(% of Net Assets) on 10/31/07

Diversified Financial	12.3%
Telecommunications	9.0%
Oil & Gas	8.9%
Computers	8.4%
Software	6.4%
Banks	5.9%
Insurance	5.8%
Manufacturing	5.2%
Media	4.5%
Semiconductors	3.5%
Internet	3.0%
Health Care — Services	3.0%
Aerospace & Defense	2.8%
Pharmaceuticals	2.7%
Retail	2.6%
Health Care — Products	1.9%
Agriculture	1.7%
Oil & Gas Services	1.3%
Biotechnology	1.3%
Commercial Services	1.1%
Cosmetics & Personal Care	1.1%
Foods	1.0%
Iron & Steel	0.8%
Beverages	0.7%
Electronics	0.6%
Chemicals	0.5%
Forest Products & Paper	0.5%
Machinery — Diversified	0.5%
Mining	0.5%
Office Equipment/Supplies	0.5%
Savings & Loans	0.4%
Electric	0.2%
Apparel	0.2%
Airlines	0.1%
Home Builders	0.1%
Advertising	0.1%
Real Estate Investment Trusts (REITS)	0.1%
Hand & Machine Tools	0.1%
Packaging & Containers	0.1%
Automotive & Parts	0.1%
Building Materials	0.1%
Household Products	0.0%
Lodging	0.0%
Textiles	0.0%
Home Furnishing	0.0%
Transportation	0.0%
Auto Manufacturers	0.0%
Housewares	0.0%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Premier

Main Street Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Exxon Mobil Corp.	4.3%
Microsoft Corp.	3.9%
General Electric Co.	3.1%
Bank of America Corp.	2.8%
Citigroup, Inc.	2.8%
Cisco Systems, Inc.	2.6%
JP Morgan Chase & Co.	2.6%
Hewlett-Packard Co.	2.5%
International Business Machines Corp.	2.3%
American International Group, Inc.	2.1%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Premier Main Street Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/04 - 10/31/07
Class S	14.74%	11.41%
Class A	14.20%	10.79%
Class A (Sales load deducted)*	7.63%	8.50%
Class Y	14.43%	11.15%
Class L	14.52%	11.09%
Class N	13.87%	10.46%
Class N (CDSC fees deducted)*	12.87%	10.46%
S&P 500 Index	14.55%	11.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Capital Appreciation Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation by investing mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Fund's sub-adviser, OppenheimerFunds, Inc. (OFI), believes may appreciate in value over the long term.

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 22.71%, outpacing the 19.23% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also exceeded the 14.55% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's April 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, which helped the MSCI® EAFE® Index turn in a double-digit advance. U.S. equity prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The dollar rallied early in the quarter, but gave up those gains later on, losing ground against most major foreign currencies. This depreciation supported the returns of foreign stocks and helped the MSCI EAFE Index return exceed its U.S. counterparts. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of U.S. stocks advanced in the third quarter of 2007 as well. The final results, however, masked a significant spike in market volatility from mid-July through mid-August, as worries about the subprime mortgage market intensified. To help quell these concerns, on August 17, 2007, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. The Fed moved even more aggressively to ease monetary conditions at its September 18, 2007 meeting, lowering the federal funds rate by a larger-than-expected 0.50% and cutting the discount rate an additional 0.50%. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter, although small-cap stocks, as measured by the Russell 2000® Index, lost 3.09% for the period. The MSCI EAFE Index returned 2.18% during this time frame. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. Foreign stocks also did well, resulting in the MSCI EAFE Index gaining 3.93%.

What factors contributed to the Fund's performance?
   During the final months of 2006, information technology and consumer discretionary were the portfolio's best-performing sectors on an absolute basis. Relative to the benchmark Russell 1000 Growth Index, however, most sectors slightly detracted from overall performance – except for telecommunication services, materials, utilities and industrials, which were essentially flat. Turning to the first quarter of 2007, information technology, energy and health care were the best-performing sectors on a relative basis. Conversely, less-than-favorable stock selection in the telecommunications and financials sectors impeded the Fund's relative performance.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

During the second quarter of 2007, favorable stock selection in the energy and materials sectors fueled the Fund's relative results. An overweight position in the energy sector also contributed. Relative to the benchmark, however, the worst-performing sectors were information technology, industrials and consumer discretionary. On an absolute basis, information technology was the portfolio's best-performing sector; however, relative to the benchmark, the Fund underperformed due to stock selection. Underperformance in both industrials and consumer discretionary also came from stock selection rather than sector weights. In the third quarter of 2007, consumer discretionary, information technology and health care were the portfolio's best-performing sectors relative to the benchmark. This was mainly the result of stock selection, although an overweight position in information technology and an underweight position in consumer discretionary also contributed. The worst-performing sectors relative to the benchmark were financials and consumer staples.

During October 2007, the Fund's relative performance was hindered by an overweight position in telecommunication services and stock selection in the consumer discretionary sector. On a positive note, our stock selection in the industrials group contributed to performance.

What is your outlook?
   As we head into a profit deceleration environment and a slowing economic cycle in the United States, our view is that investors tend to pay a premium for companies that can exhibit growth. Furthermore, relative valuations for both large-cap and growth stocks, in particular, stand at appealing levels compared to smaller-cap and value-oriented issues. That being said, we nevertheless caution that the recent increased volatility in the markets presents numerous challenges. We believe, however, that we have positioned the Fund to navigate the wide array of market conditions that investors may face throughout the coming months.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

MassMutual Premier Capital Appreciation Fund

Industry Table

(% of Net Assets) on 10/31/07

Telecommunications	11.5%
Computers	10.8%
Diversified Financial	8.4%
Pharmaceuticals	6.8%
Internet	6.3%
Aerospace & Defense	5.3%
Retail	5.0%
Chemicals	4.1%
Software	4.1%
Oil & Gas	3.7%
Oil & Gas Services	3.6%
Foods	3.6%
Media	2.8%
Semiconductors	2.4%
Lodging	2.0%
Commercial Services	1.9%
Health Care — Services	1.8%
Health Care — Products	1.7%
Insurance	1.7%
Biotechnology	1.5%
Apparel	1.3%
Engineering & Construction	1.3%
Electronics	1.2%
Household Products	1.1%
Real Estate	0.8%
Banks	0.8%
Metal Fabricate & Hardware	0.7%
Iron & Steel	0.6%
Machinery — Construction & Mining	0.5%
Beverages	0.4%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MassMutual Premier Capital Appreciation Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Google, Inc. Cl. A	4.1%
Cisco Systems, Inc.	3.3%
Apple, Inc.	2.8%
Monsanto Co.	2.6%
Research In Motion Ltd.	2.3%
Schlumberger Ltd.	2.2%
The Goldman Sachs Group, Inc.	2.2%
Boeing Co.	2.0%
Las Vegas Sands Corp.	2.0%
CME Group, Inc.	1.9%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index and the Russell 1000 Growth Index.

MassMutual Premier Capital Appreciation Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/04 - 10/31/07
Class S	22.71%	11.33%
Class A	22.13%	10.90%
Class A (Sales load deducted)*	15.11%	8.61%
Class Y	22.50%	11.18%
Class L	22.24%	11.03%
Class N	21.74%	10.49%
Class N (CDSC fees deducted)*	20.74%	10.49%
S&P 500 Index	14.55%	11.02%
Russell 1000 Growth Index	19.23%	10.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Core Growth Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks of companies having a large or mid-size market capitalization. Current yield is secondary to the long-term growth objective. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 24.38%, outperforming the 19.23% return of the Russell 1000® Growth Index, an unmanaged index that contains stocks with a greater-than-average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. The Fund also outpaced the 14.55% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's April 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, which helped the MSCI® EAFE® Index turn in a double-digit advance. U.S. equity prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The dollar rallied early in the quarter, but gave up those gains later on, losing ground against most major foreign currencies. This depreciation supported the returns of foreign stocks and helped the MSCI EAFE Index return exceed its U.S. counterparts. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of U.S. stocks advanced in the third quarter of 2007 as well. The final results, however, masked a significant spike in market volatility from mid-July through mid-August, as worries about the subprime mortgage market intensified. To help quell these concerns, on August 17, 2007, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. The Fed moved even more aggressively to ease monetary conditions at its September 18, 2007 meeting, lowering the federal funds rate by a larger-than-expected 0.50% and cutting the discount rate an additional 0.50%. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter, although small-cap stocks, as measured by the Russell 2000® Index, lost 3.09% for the period. The MSCI EAFE Index returned 2.18% during this time frame. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. Foreign stocks also did well, resulting in the MSCI EAFE Index gaining 3.93%.

What factors contributed to the Fund's performance?
   During the final months of 2006, information technology and consumer discretionary were the portfolio's best-performing sectors on an absolute basis. Relative to the benchmark Russell 1000 Growth Index, however, most sectors slightly detracted from overall performance – except for telecommunication services, materials, utilities and industrials, which were essentially flat. Turning to the first quarter of 2007, information technology, energy and health care were the best-performing sectors on a relative basis. Conversely, less-than-favorable stock selection in the telecommunications and financials sectors impeded the Fund's relative performance.

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

During the second quarter of 2007, favorable stock selection in the energy and materials sectors fueled the Fund's relative results. An overweight position in the energy sector also contributed. Relative to the benchmark, however, the worst-performing sectors were information technology, industrials and consumer discretionary. On an absolute basis, information technology was the portfolio's best-performing sector; however, relative to the benchmark, the Fund underperformed due to stock selection. Underperformance in both industrials and consumer discretionary also came from stock selection rather than sector weights. In the third quarter of 2007, consumer discretionary, information technology and health care were the portfolio's best-performing sectors relative to the benchmark. This was mainly the result of stock selection, although an overweight position in information technology and an underweight position in consumer discretionary also contributed. The worst-performing sectors relative to the benchmark were financials and consumer staples.

During October 2007, the Fund's relative performance was hindered by an overweight position in telecommunication services and stock selection in the consumer discretionary sector. On a positive note, our stock selection in the industrials group contributed to performance.

What is your outlook?
   As we head into a profit deceleration environment and a slowing economic cycle in the United States, our view is that investors tend to pay a premium for companies that can exhibit growth. Furthermore, relative valuations for both large-cap and growth stocks, in particular, stand at appealing levels compared to smaller-cap and value-oriented issues. That being said, we nevertheless caution that the recent increased volatility in the markets presents numerous challenges. We believe, however, that we have positioned the Fund to navigate the wide array of market conditions that investors may face throughout the coming months.

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

MassMutual Premier Core Growth Fund

Industry Table

(% of Net Assets) on 10/31/07

Telecommunications	11.6%
Computers	10.9%
Diversified Financial	8.5%
Pharmaceuticals	6.8%
Internet	6.3%
Aerospace & Defense	5.3%
Retail	5.1%
Chemicals	4.2%
Software	4.2%
Oil & Gas	3.7%
Foods	3.6%
Oil & Gas Services	3.6%
Media	2.8%
Semiconductors	2.5%
Lodging	2.0%
Commercial Services	1.9%
Health Care — Services	1.8%
Health Care — Products	1.7%
Insurance	1.7%
Biotechnology	1.5%
Apparel	1.4%
Engineering & Construction	1.3%
Electronics	1.2%
Household Products	1.1%
Real Estate	0.8%
Banks	0.8%
Metal Fabricate & Hardware	0.7%
Iron & Steel	0.6%
Machinery — Construction & Mining	0.5%
Beverages	0.4%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
100.0%

MassMutual Premier

Core Growth Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Google, Inc. Cl. A	4.1%
Cisco Systems, Inc.	3.4%
Apple, Inc.	2.8%
Monsanto Co.	2.6%
Research In Motion Ltd.	2.3%
Schlumberger Ltd.	2.2%
The Goldman Sachs Group, Inc.	2.2%
Boeing Co.	2.0%
Las Vegas Sands Corp.	2.0%
CME Group, Inc.	1.9%

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Growth Fund Class S, the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Premier Core Growth Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/20/98 - 10/31/07
Class S	24.38%	11.34%	3.66%
Russell 1000 Growth Index	19.23%	12.61%	4.38%
S&P 500 Index	14.55%	13.87%	6.67%

Hypothetical Investments in MassMutual Premier Core Growth Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Premier Core Growth Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class A	23.91%	10.88%
Class A (Sales load deducted)*	16.78%	8.72%
Class Y	24.30%	11.31%
Class L	24.10%	11.15%
Class N	23.50%	10.55%
Class N (CDSC fees deducted)*	22.50%	10.55%
Russell 1000 Growth Index	19.23%	12.87%
S&P 500 Index	14.55%	13.15%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Growth Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 18.20%, underperforming the 19.23% return of the Russell 1000 Growth Index, an unmanaged index consisting of those Russell 1000® Index securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What was the investment background during the period?
   For investors, the final quarter of 2006 was characterized by many conflicting signals. On the one hand, the economic data, led by the housing sector, pointed to an economy that was losing momentum. Housing starts, production, orders and retail sales all pointed toward softer business conditions. On the other hand, the equity markets seemed to ignore the economic data and steadily rose throughout the quarter. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The second quarter of 2007 was characterized by a change in investor sentiment concerning economic growth. In April 2007, many indicators were showing stagnant or slowing economic activity. But when most indicators of economic activity later started pointing to growth, the bond market reacted by making a sizable correction, with most long-term bond indexes losing ground for the quarter. The equity market cheered the news; U.S. large-cap indexes rose more than 5% in most cases. The third quarter of 2007 will go down as one of the most volatile quarters in recent history. Remarkably, the market ended up higher, but it required intervention from central banks worldwide and our own Federal Reserve ("Fed") to influence those results. The ongoing deterioration in the housing market finally led to a rise in delinquencies on mortgages. This caused a run on mortgage-backed securities, particularly of the subprime variety. Many funds held these securities in leveraged portfolios, so when their prices dropped, the funds' returns plunged. The contagion spread to the equity markets when some of these funds needed to liquidate equity positions to cover investor redemptions. When the commercial paper markets seized up due to the large amount of asset-backed paper in the system, central banks around the world responded by adding liquidity to the system. On August 17, 2007, the Fed lowered the discount rate – the interest rate that regional Fed banks charge banks and financial institutions when they borrow funds on a short-term basis – by 0.50%. On September 18, 2007, the Fed finally lowered the federal funds rate by 0.50%, simultaneously cutting the discount rate an additional 0.50% and essentially flooding the system with liquidity to avert the perceived crisis. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting.

The equity market saw modest gains in October, although there was a large disparity in the performance of growth stocks relative to their value counterparts. For the month, the Russell 1000® Value Index remained essentially flat, while the Russell 1000 Growth Index advanced slightly.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2006, the Fund's growth model performed well. The market favored small-cap stocks, with higher beta that were growing rapidly. Momentum and estimate revision factors did not help in stock selection, due to the shift in economic conditions. In the first quarter of 2007, the Fund's growth model once again had favorable returns. Growth and momentum factors generally did well, but there was no clear pattern of effective factors across the market. Value factors performed

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

poorly, especially in the financial sector, when news surrounding the deterioration of the subprime markets and defaults associated with that decline drove stock prices down. Growth and momentum factors aided performance most notably in the health care sector.

In the second quarter of 2007, the Fund's core and value models underperformed due to the poor performance of value factors during the period. The best-performing factors were beta, momentum and estimate revision. These factors generally do well in periods when the market moves higher. Most factors that favor stocks with prudent capital use, such as dividend yield and share buyback, underperformed. Turning to the third quarter of 2007, the Fund struggled when the model was slow to respond to the shift toward growth, despite the fact that our research had been emphasizing growth strategies, and we had added some more growth-oriented factors to the model over the past year. Consequently, the Fund's relative returns suffered. Finally, in October 2007, the Fund's growth factor contributed to its results for the month.

What is your outlook?
   At the end of the second quarter of 2007, we held the view that it was likely that the economy was in the late cycle and that we could see the markets reflecting that character. The rise in volatility, the outperformance of growth factors and the relative underperformance of small-cap stocks are all typically characteristic of late-cycle activity. But what remains to be seen is how long the late cycle will last. During the last economic cycle, late-cycle activity was present for years before the economy ultimately faltered in 2002. Our view is that this pattern could repeat itself. As always, however, we plan to maintain our disciplined investment approach and listen to our models.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Growth Fund

Industry Table

(% of Net Assets) on 10/31/07

Computers	9.5%
Software	8.0%
Pharmaceuticals	6.3%
Retail	5.6%
Telecommunications	5.1%
Semiconductors	4.8%
Health Care — Products	4.2%
Oil & Gas	4.0%
Aerospace & Defense	3.7%
Internet	3.5%
Diversified Financial	3.3%
Media	3.2%
Oil & Gas Services	2.9%
Beverages	2.8%
Manufacturing	2.5%
Health Care — Services	2.4%
Insurance	2.1%
Commercial Services	2.0%
Chemicals	1.9%
Agriculture	1.8%
Transportation	1.6%
Cosmetics & Personal Care	1.5%
Electric	1.2%
Electronics	1.2%
Engineering & Construction	1.0%
Foods	1.0%
Mining	1.0%
Machinery — Construction & Mining	1.0%
Apparel	0.8%
Machinery — Diversified	0.8%
Biotechnology	0.7%
Investment Companies	0.6%
Environmental Controls	0.6%
Electrical Components & Equipment	0.6%
Real Estate Investment Trusts (REITS)	0.6%
Banks	0.5%
Advertising	0.5%
Airlines	0.4%
Packaging & Containers	0.4%
Household Products	0.3%
Iron & Steel	0.3%
Entertainment	0.3%
Building Materials	0.3%
Automotive & Parts	0.3%
Pipelines	0.3%
Home Builders	0.2%
Lodging	0.2%
Office Furnishings	0.2%
Hand & Machine Tools	0.2%
Metal Fabricate & Hardware	0.2%
Housewares	0.2%
Trucking & Leasing	0.1%
Toys, Games & Hobbies	0.1%
Distribution & Wholesale	0.1%
Home Furnishing	0.1%
Real Estate	0.1%
Auto Manufacturers	0.1%
Coal	0.1%
Electrical Equipment & Electronics	0.0%
Savings & Loans	0.0%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
100.0%

MassMutual Premier Enhanced

Index Growth Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Microsoft Corp.	3.9%
Cisco Systems, Inc.	2.9%
Apple, Inc.	2.5%
Hewlett-Packard Co.	2.2%
International Business Machines Corp.	2.1%
Intel Corp.	1.8%
Exxon Mobil Corp.	1.7%
Altria Group, Inc.	1.6%
Merck & Co., Inc.	1.4%
PepsiCo, Inc.	1.4%

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class Y and the Russell 1000 Growth Index.

MassMutual Premier Enhanced Index Growth Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 12/19/00-10/31/07
Class Y	18.40%	12.62%	1.53%
Russell 1000 Growth Index	19.23%	12.61%	0.26%

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

MassMutual Premier Enhanced Index Growth Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	18.20%	12.85%
Class A	17.91%	12.41%
Class A (Sales load deducted)*	11.13%	10.21%
Class L	18.29%	12.67%
Class N	17.67%	12.05%
Class N (CDSC fees deducted)*	16.67%	12.05%
Russell 1000 Growth Index	19.23%	12.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Discovery Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation by investing mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. This includes both small-cap stocks (stocks of issuers that have a market capitalization under $3 billion) and mid-cap stocks (stocks of issuers having a capitalization between $3 billion and $13 billion). The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 22.53%, significantly outpacing the 9.73% return of the Russell Midcap® Value Index, a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Fund also widely exceeded the 4.63% return of the Russell 2500® Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500® Index broke the 1,400 level by year-end. Small-cap stocks, as evidenced by the Russell 2000® Index, also ended the year strongly. For its part, the technology-heavy Nasdaq Composite® Index ("Nasdaq") also did well in the fourth quarter of 2006. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Reserve ("Fed") held the federal funds rate steady for the eighth consecutive meeting in June, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) and the economy added more jobs than expected. U.S. equities demonstrated strength once again in the eventful third quarter of 2007, despite an increased level of volatility. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Fed dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq, which returned 5.83%. The Lehman Brothers® Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   The top contributing sectors to the Fund's relative performance in the fourth quarter of 2006 were information technology, consumer discretionary and materials. Detracting from performance were health care, telecommunications services and energy. In the materials sector, most of our holdings posted double-digit returns, as steel and metal-related stocks moved up on market consolidation rumors. Detracting most significantly from relative performance was health care. In the first quarter of 2007, from the sector perspective, the top performers on a relative basis were materials, industrials and financials. The Fund held no materially weak sectors. The Fund's underweight position in financials relative to the Russell Midcap Value Index was a positive, as the broader group fell on subprime mortgage-related news. Weakness in the portfolio was thinly spread throughout, as no single sector created an aggregate drag on returns.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Turning to the second quarter of 2007, the majority of the Fund's outperformance was driven by the portfolio's exposure to the industrials, financials and consumer discretionary sectors. Conversely, the top detracting sectors were health care and information technology. Overall, strong performance was widespread, as the portfolio outperformed in eight out of 10 sectors. In the third quarter of 2007, the Fund outperformed in seven out of 10 sectors. Leading the way were information technology, consumer discretionary and industrials. Conversely, the sectors that provided a drag on the Fund's results were consumer staples, financials and utilities. Detracting most significantly were our stock picks within the financials sector. In October 2007, the Fund's performance was driven by its exposures to the information technology, materials and consumer staples sectors. Offsetting some of this strength was weakness in consumer discretionary and utilities.

What is your outlook?
   We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – such as oil prices, inflation and Fed policy – as well as those that are somewhat newer to the equation, such as the fallout generated in the real estate markets and the subprime mortgage debacle. While it is impossible to accurately predict how these factors will affect the equity markets in 2008, we have sought to position the Fund to navigate the wide array of variables that may challenge investors throughout the coming year.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Discovery Value Fund

Industry Table

(% of Net Assets) on 10/31/07

Electric	6.9%
Retail	5.6%
Diversified Financial	5.3%
Semiconductors	4.9%
Insurance	4.8%
Oil & Gas	4.0%
Aerospace & Defense	3.9%
Pharmaceuticals	3.9%
Health Care — Services	3.5%
Chemicals	3.2%
Software	3.2%
Electronics	3.1%
Telecommunications	3.1%
Transportation	3.0%
Entertainment	3.0%
Banks	2.9%
Oil & Gas Services	2.3%
Media	2.2%
Foods	1.8%
Iron & Steel	1.7%
Building Materials	1.7%
Machinery — Construction & Mining	1.7%
Automotive & Parts	1.6%
Internet	1.4%
Computers	1.4%
Savings & Loans	1.4%
Real Estate Investment Trusts (REITS)	1.3%
Electrical Components & Equipment	1.3%
Gas	1.3%
Metal Fabricate & Hardware	1.2%
Toys, Games & Hobbies	1.2%
Lodging	1.0%
Auto Manufacturers	1.0%
Engineering & Construction	1.0%
Manufacturing	0.9%
Household Products	0.8%
Coal	0.8%
Leisure Time	0.6%
Real Estate	0.4%
Trucking & Leasing	0.3%
Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%
100.0%

MassMutual Premier Discovery Value Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Carpenter Technology Corp.	1.7%
Joy Global, Inc.	1.7%
CMS Energy Corp.	1.6%
Everest Re Group Ltd.	1.6%
National Financial Partners Corp.	1.6%
The Goodyear Tire & Rubber Co.	1.6%
Goodrich Corp.	1.5%
THQ, Inc.	1.5%
E*TRADE Financial Corp.	1.4%
McAfee, Inc.	1.4%

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell Midcap Value Index and the Russell 2500 Value Index.

MassMutual Premier Discovery Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/1/05-10/31/07
Class S	22.53%	20.23%
Class A	21.97%	19.70%
Class A (Sales load deducted)*	14.95%	16.06%
Class Y	22.45%	20.18%
Class L	22.30%	20.00%
Class N	21.58%	19.32%
Class N (CDSC fees deducted)*	20.58%	19.32%
Russell Midcap Value Index	9.73%	13.62%
Russell 2500 Value Index	4.63%	10.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Small Capitalization Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 4.23%, exceeding the 2.05% return of the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. On the other hand, the Fund's 4.23% return trailed the 9.28% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500® Index broke the 1,400 level by year-end. Small-cap stocks, as evidenced by the Russell 2000 Index, also ended the year strongly. For its part, the technology-heavy Nasdaq Composite® Index ("Nasdaq") also did well in the fourth quarter. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

Subprime mortgage concerns seemed to overshadow almost all other economic and political activity in the second quarter of 2007, as fear of contagion to other segments of the mortgage market and the economy at large weighed heavily on the minds of investors. These mounting subprime worries exerted downward pressure on the prices of many financial and consumer discretionary stocks. Nonetheless, the overall equity markets fared favorably across all sizes and styles. The cloud that hung over the bond market was much darker, and investor concerns seemed to impact the entire credit spectrum. In the third quarter of 2007, the markets became more volatile. But while the market environment was more volatile than usual, by quarter-end – with help from the Federal Reserve ("Fed") – investors had shrugged off the worries that had hampered global financial markets only a few weeks prior. The summer sell-off was severe, but shares of companies with solid fundamentals rebounded. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq, which returned 5.83%. The Lehman Brothers® Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   For the fourth quarter of 2006, materials proved to be the best-performing sector of the Russell 2000 Value Index ("the Index"), with consumer staples and consumer discretionary taking second and third place, respectively. Financials underperformed, hurt primarily by banks outside New York City. The Index reported positive performance in nine of its ten sectors for the first quarter of 2007, with materials again finishing as the best-performing sector, followed by consumer staples and health care. The portfolio held a greater position (relative to the Index) in consumer staples and health care stocks, but a lower relative position in materials stocks. The Index's weakest sectors were financials, utilities and telecommunication services. The portfolio had below-Index exposure in financials and utilities, but a higher weighting in telecommunication services.

Sector performance was favorable for the portfolio for the second quarter of 2007, with seven of the ten economic sectors posting positive relative results. Both stock selection and allocation decisions were cumulatively positive. The industrials and information technology sectors made the biggest contribution to performance. By contrast, financials was the portfolio's weakest sector. Turning to the third quarter of 2007, stock selection was the primary driver of the Fund's outperformance, with the largest contributions coming from the industrial and consumer discretionary sectors – although stock selection in the consumer staples, financials and materials sectors detracted from relative returns.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

In October 2007, the best-performing sector of the Index was telecommunication services, followed by health care and energy. The portfolio held overweight positions in telecommunication services and health care stocks, and an underweight position in energy stocks. The weakest sectors of the Index during the month were financials, consumer discretionary and consumer staples. The portfolio held a lower weighting than the Index in financials, but an overweight position in consumer discretionary and consumer staples stocks.

What is your outlook?
   These are worrisome times for investors. Economic growth in the U.S. has slowed. Additionally, rising inflation is still a concern, as commodity prices have remained strong, while the housing market has remained weak. Finally, the U.S. dollar is weaker, the credit crunch has slowed new credit formation, and corporate earnings growth is showing signs of slowing. Aside from the current macroeconomic picture, small-cap stocks are no longer deeply discounted relative to their large-cap counterparts. On the other hand, the special dynamic of the small-cap market has not changed. The greatest added value in small-cap investing tends to come from rigorous fundamental research. Consequently, we will continue to seek companies with superior risk-reward opportunities.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small

Capitalization Value Fund

Industry Table

(% of Net Assets) on 10/31/07

Banks	8.8%
Health Care — Services	6.1%
Machinery — Diversified	6.0%
Commercial Services	6.0%
Diversified Financial	6.0%
Retail	5.8%
Aerospace & Defense	5.8%
Insurance	5.6%
Telecommunications	5.6%
Software	5.0%
Electronics	4.8%
Oil & Gas	3.8%
Foods	3.4%
Entertainment	3.0%
Apparel	2.8%
Household Products	2.6%
Internet	2.4%
Real Estate Investment Trusts (REITS)	2.2%
Transportation	1.7%
Semiconductors	1.6%
Chemicals	1.5%
Pharmaceuticals	1.4%
Electrical Components & Equipment	1.2%
Textiles	0.9%
Building Materials	0.8%
Restaurants	0.8%
Beverages	0.7%
Energy — Alternate Sources	0.4%
Oil & Gas Services	0.4%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
100.0%

MassMutual Premier Small

Capitalization Value Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Kaman Corp.	3.1%
Aspen Technology, Inc.	2.8%
Ducommun, Inc.	2.7%
Res-Care, Inc.	2.6%
1-800-Flowers.com, Inc. Cl. A	2.4%
Columbus McKinnon Corp.	2.4%
Comtech Telecommunications	2.3%
Amedisys, Inc.	2.1%
LaBarge, Inc.	2.1%
Middleby Corp.	2.1%

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class S, the Russell 2000 Value Index and the Russell 2000 Index.

MassMutual Premier Small Capitalization Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 12/19/00 - 10/31/07
Class S	4.23%	15.57%	10.47%
Russell 2000 Value Index	2.05%	18.60%	13.84%
Russell 2000 Index	9.28%	18.67%	10.20%

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index.

MassMutual Premier Small Capitalization Value Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class A	3.80%	7.84%
Class A (Sales load deducted)*	–2.16%	5.73%
Class Y	4.23%	8.27%
Class L	4.04%	8.18%
Class N	3.50%	7.52%
Class N (CDSC fees deducted)*	2.55%	7.52%
Russell 2000 Value Index	2.05%	12.34%
Russell 2000 Index	9.28%	13.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Main Street Small Cap Fund – and who is the Fund's sub-adviser?
   The Fund Seeks capital appreciation by investing mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's sub-adviser, OFI Institutional Asset Management, Inc. (OFI Institutional), believes have favorable business trends or prospects. These may include "growth" and/or "value" common stocks and other equity securities.

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 10.41%, exceeding the 9.28% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500® Index broke the 1,400 level by year-end. Small-cap stocks, as evidenced by the Russell 2000 Index, also ended the year strongly. For its part, the technology-heavy Nasdaq Composite® Index ("Nasdaq") also did well in the fourth quarter of 2006. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Reserve ("Fed") held the federal funds rate steady for the eighth consecutive meeting in June 2007, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) and the economy added more jobs than expected. U.S. equities demonstrated strength once again in the eventful third quarter of 2007, despite volatility that had not been experienced in quite some time. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Fed dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq, which returned 5.83%. The Lehman Brothers® Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   The Fund underperformed the Russell 2000 Index ("the benchmark") in the fourth quarter of 2006, as micro-cap stocks, an underweight position in the Fund relative to the benchmark, were the best performers in December. With respect to sectors, the best performers relative to the benchmark were materials, financials and industrials. The weakest sectors on a relative basis were consumer discretionary, energy, consumer staples and information technology. The Fund outperformed the Russell 2000 Index in the first quarter of 2007, and we increased portfolio's allocations to financials and utilities and decreased the Fund's weightings in materials and information technology.

As of the end of the second quarter of 2007, the Fund held its most significant overweight position versus the benchmark in the consumer discretionary sector, followed by materials. The Fund remained most underweight relative to the benchmark in financials and health care. At the end of June 2007, the Fund was positioned slightly towards value and larger cap with respect to company size. The Fund had a challenging third quarter of 2007, as our top-down market capitalization model boosted performance, whereas our bottom-up stock ranking models hampered performance. The portfolio's active overweight position in larger companies in the small-cap universe contributed positively to returns, as our models have been favoring larger versus smaller for quite some time. The Fund's trading in the quarter resulted in increased weightings in the technology sector and decreased weightings in the financials and utilities sectors.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

In October 2007, the Fund had a strong month relative to its peers, but underperformed its benchmark, as our top-down market capitalization model hampered performance, while our bottom-up stock ranking models contributed to our relative performance. The portfolio's active overweight position in larger companies in the small-cap universe detracted from performance, as larger stocks trailed smaller stocks in our small-cap universe. Our multi-factor, bottom-up stock selection models proved helpful relative to the Fund's peers, but detracted from the Fund's relative performance. From a sector allocation standpoint, the portfolio's underweight position in financials and overweight in technology stocks benefited returns. Finally, despite positive stock selection in the consumer discretionary and industrials sectors, poor stock selection within both the financials and technology sectors hampered the Fund's performance relative to the benchmark.

What is your outlook?
   The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. Indeed, mega-, large- and mid-cap stocks have generally outperformed small- and micro-cap stocks since the end of January 2006, with mega-cap stocks beating all others. While volatility has increased and smaller stocks are still capable of sharp rallies, our models predict they do not have the potential for substantial or sustained outperformance over the next 12 months.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Small Cap Fund

Industry Table

(% of Net Assets) on 10/31/07

Commercial Services	7.7%
Software	7.2%
Semiconductors	6.6%
Retail	5.5%
Telecommunications	4.9%
Internet	4.5%
Computers	4.5%
Insurance	4.3%
Electronics	4.0%
Chemicals	3.3%
Pharmaceuticals	3.1%
Real Estate Investment Trusts (REITS)	2.5%
Health Care — Services	2.4%
Manufacturing	2.0%
Health Care — Products	2.0%
Machinery — Diversified	1.9%
Diversified Financial	1.7%
Oil & Gas Services	1.6%
Household Products	1.5%
Automotive & Parts	1.4%
Transportation	1.4%
Oil & Gas	1.3%
Metal Fabricate & Hardware	1.3%
Airlines	1.2%
Aerospace & Defense	1.2%
Engineering & Construction	1.1%
Apparel	1.1%
Mining	1.1%
Media	1.1%
Iron & Steel	1.0%
Electrical Components & Equipment	1.0%
Environmental Controls	1.0%
Building Materials	1.0%
Home Builders	0.9%
Coal	0.9%
Electric	0.8%
Foods	0.8%
Gas	0.8%
Packaging & Containers	0.6%
Leisure Time	0.6%
Office Furnishings	0.6%
Forest Products & Paper	0.6%
Agriculture	0.6%
Hand & Machine Tools	0.5%
Biotechnology	0.5%
Home Furnishing	0.5%
Savings & Loans	0.4%
Distribution & Wholesale	0.4%
Banks	0.3%
Toys, Games & Hobbies	0.3%
Lodging	0.3%
Office Equipment/Supplies	0.2%
Advertising	0.2%
Beverages	0.2%
Textiles	0.2%
Cosmetics & Personal Care	0.2%
Housewares	0.2%
Machinery — Construction & Mining	0.1%
Real Estate	0.1%
Entertainment	0.0%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Premier Main Street

Small Cap Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Deluxe Corp.	0.4%
Tupperware Brands Corp.	0.4%
Varian, Inc.	0.4%
Woodward Governor Co.	0.4%
Century Aluminum Co.	0.3%
Curtiss-Wright Corp.	0.3%
Graftech International Ltd.	0.3%
Massey Energy Co.	0.3%
Rofin-Sinar Technologies, Inc.	0.3%
United Online, Inc.	0.3%

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Premier Main Street Small Cap Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 9/27/06 - 10/31/07
Class S	10.41%	13.95%
Class A	9.85%	13.42%
Class A (Sales load deducted)*	3.54%	7.45%
Class Y	10.33%	13.87%
Class L	10.14%	13.69%
Class N	9.67%	13.15%
Class N (CDSC fees deducted)*	8.67%	12.25%
Russell 2000 Index	9.28%	13.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Small Company Opportunities Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's sub-adviser, OFI Institutional Asset Management, Inc. (OFI Institutional), to be realistically valued.

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 10.45%, outperforming the 9.28% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500® Index broke the 1,400 level by year-end. Small-cap stocks, as evidenced by the Russell 2000 Index, also ended the year strongly. For its part, the technology-heavy Nasdaq Composite® Index ("Nasdaq") also did well in the fourth quarter of 2006. U.S. stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The Federal Reserve ("Fed") held the federal funds rate steady for the eighth consecutive meeting in June 2007, as the yield on 10-year Treasury Notes reached a five-year high (5.30%) and the economy added more jobs than expected. U.S. equities demonstrated strength once again in the eventful third quarter of 2007, despite volatility that had not been experienced in quite some time. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Fed dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq, which returned 5.83%. The Lehman Brothers® Aggregate Bond Index also gained slightly.

What factors contributed to the Fund's performance?
   The Fund underperformed the Russell 2000 Index ("the benchmark") in the fourth quarter of 2006, as micro-cap stocks, an underweight position in the Fund relative to the benchmark, were the best performers in December. With respect to sectors, the best performers relative to the benchmark were materials, financials and industrials. The weakest sectors on a relative basis were consumer discretionary, energy, consumer staples and information technology. The Fund outperformed the Russell 2000 Index in the first quarter of 2007, and we increased the portfolio's allocations to financials and utilities and decreased the Fund's weightings in materials and information technology.

As of the end of the second quarter of 2007, the Fund held its most significant overweight position versus the benchmark in the consumer discretionary sector, followed by materials. The Fund remained most underweight relative to the benchmark in financials and health care. At the end of June 2007, the Fund was positioned slightly towards value and larger cap with respect to company size. The Fund had a challenging third quarter of 2007, as our top-down market capitalization model boosted performance, whereas our bottom-up stock ranking models hampered performance. The portfolio's active overweight position in larger companies in the small-cap universe contributed positively to returns, as our models have been favoring larger versus smaller for quite some time. The Fund's trading in the quarter resulted in increased weightings in the technology sector and decreased weightings in the financials and utilities sectors.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

In October 2007, the Fund had a strong month relative to its peers, but underperformed its benchmark, as our top-down market capitalization model hampered performance, while our bottom-up stock ranking models contributed to our relative performance. The portfolio's active overweight position in larger companies in the small-cap universe detracted from performance, as larger stocks trailed smaller stocks in our small-cap universe. Our multi-factor, bottom-up stock selection models proved helpful relative to the Fund's peers, but detracted from the Fund's relative performance. From a sector allocation standpoint, the portfolio's underweight position in financials and overweight in technology stocks benefited returns. Finally, despite positive stock selection in the consumer discretionary and industrials sectors, poor stock selection within both the financials and technology sectors hampered the Fund's performance relative to the benchmark.

What is your outlook?
   The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. Indeed, mega-, large- and mid-cap stocks have generally outperformed small- and micro-cap stocks since the end of January 2006, with mega-cap stocks beating all others. While volatility has increased and smaller stocks are still capable of sharp rallies, our models predict they do not have the potential for substantial or sustained outperformance over the next 12 months.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small Company Opportunities Fund

Industry Table

(% of Net Assets) on 10/31/07

Commercial Services	7.6%
Software	7.2%
Semiconductors	6.6%
Retail	5.5%
Telecommunications	4.9%
Internet	4.5%
Computers	4.5%
Insurance	4.3%
Electronics	4.0%
Chemicals	3.3%
Pharmaceuticals	3.1%
Real Estate Investment Trusts (REITS)	2.7%
Health Care — Services	2.4%
Health Care — Products	2.1%
Manufacturing	2.0%
Machinery — Diversified	1.8%
Diversified Financial	1.7%
Oil & Gas Services	1.6%
Household Products	1.5%
Transportation	1.4%
Automotive & Parts	1.4%
Oil & Gas	1.3%
Metal Fabricate & Hardware	1.3%
Airlines	1.2%
Aerospace & Defense	1.2%
Apparel	1.1%
Engineering & Construction	1.1%
Mining	1.1%
Media	1.1%
Iron & Steel	1.0%
Electrical Components & Equipment	1.0%
Environmental Controls	1.0%
Building Materials	0.9%
Home Builders	0.9%
Coal	0.9%
Foods	0.8%
Electric	0.8%
Gas	0.7%
Investment Companies	0.7%
Packaging & Containers	0.6%
Leisure Time	0.6%
Agriculture	0.6%
Forest Products & Paper	0.6%
Office Furnishings	0.6%
Hand & Machine Tools	0.5%
Biotechnology	0.5%
Home Furnishing	0.5%
Savings & Loans	0.4%
Distribution & Wholesale	0.4%
Banks	0.3%
Toys, Games & Hobbies	0.3%
Office Equipment/Supplies	0.2%
Lodging	0.2%
Advertising	0.2%
Beverages	0.2%
Textiles	0.2%
Cosmetics & Personal Care	0.2%
Energy — Alternate Sources	0.1%
Housewares	0.1%
Machinery — Construction & Mining	0.1%
Real Estate	0.1%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
100.0%

MassMutual Premier Small Company

Opportunities Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

iShares Russell 2002 Index Fund	0.7%
Deluxe Corp.	0.4%
Tupperware Brands Corp.	0.4%
Varian, Inc.	0.4%
Woodward Governor Co.	0.4%
Curtiss-Wright Corp.	0.3%
Graftech International Ltd.	0.3%
Massey Energy Co.	0.3%
United Online, Inc.	0.3%
Valueclick, Inc.	0.3%

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class A, Class A (sales load deducted) and the Russell 2000 Index.

MassMutual Premier Small Company Opportunities Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 7/20/98 - 10/31/07
Class A	9.94%	12.97%	11.04%
Class A (Sales load deducted)*	3.62%	11.64%	10.34%
Russell 2000 Index	9.28%	18.67%	7.83%

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class S, Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Premier Small Company Opportunities Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 11/1/04 - 10/31/07
Class S	10.45%	9.31%
Class Y	10.33%	9.21%
Class L	10.28%	9.11%
Class N	9.54%	8.44%
Class N (CDSC fees deducted)*	8.80%	8.44%
Russell 2000 Index	9.28%	13.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Global Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 19.43%, moderately trailing the 20.39% return of the Morgan Stanley Capital International ("MSCI") World IndexSM, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500® Index broke the 1,400 level by year-end. The U.S. dollar weakened slightly during the period, which helped the MSCI World Index advance 8.37%. Domestic stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The U.S. dollar rallied early in the quarter, but gave up those gains later on, losing ground against most major foreign currencies. The dollar's depreciation supported the returns of foreign stocks and helped the MSCI World Index outperform its U.S. counterparts.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The MSCI World Index trailed some U.S. equity indexes, in spite of continued foreign currency strength versus the U.S. dollar and positive results from Far East (ex-Japan) markets. Most U.S. equity markets advanced modestly in the eventful third quarter of 2007, despite extreme volatility. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Federal Reserve ("Fed") dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. Like its U.S. counterparts, the MSCI World Index saw a modest gain during the third quarter, advancing 2.36%. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. Foreign stocks also did well, as the MSCI World Index advanced 3.07%.

What factors contributed to the Fund's performance?
   From a country perspective, the United States was the largest contributor to the portfolio in the fourth quarter of 2006; although on a relative basis, it was also the costliest. When compared to the MSCI World Index ("the benchmark"), the Fund held an underweight allocation to the U.S. market by more than 7%. Relative to the benchmark, the Fund outperformed in Sweden and the UK. From a sector perspective, the largest contributors were information technology, financials and consumer discretionary. The UK presented the most notable positive performance for the portfolio in the first quarter of 2007. On the downside, while once again underweighting the U.S. relative to the benchmark proved beneficial, less-than-favorable stock selection overshadowed potential gains. Elsewhere, stock selection in Sweden and France sent those countries toward the bottom of the performance roster. The portfolio's lack of investment in Australia also proved detrimental. Results were mixed on the emerging market front. While stock selection in India (and India overall) detracted from benchmark comparisons, the portfolio's positions in Brazil and Mexico provided good returns. Asia (ex-Japan) detracted slightly. With respect to sector performance, stock selection within consumer discretionary and consumer staples helped drive the Fund's returns. Conversely, information technology was the largest detractor from relative performance in the first quarter.

During the second quarter of 2007, positive performance drivers included Vodafone Group (a global telecommunication services provider), Ericsson Telephone (the world's largest supplier of wireless infrastructure), Siemens (a global industrial conglomerate) and Hyundai Heavy Industries (the world's

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

largest shipyard). On the downside, detracting from second-quarter performance were Chugai Pharmaceuticals (a Japanese company), Sega Sammy Holdings (a maker of pachi-slot and pachinko machines, as well as a developer of home and arcade games), Credit Saison (a consumer finance company) and KDDI Corp. (the second-largest telecommunications provider in Japan). Turning to the third quarter of 2007, relative to the benchmark, information technology was the largest contributor to performance from a sector standpoint. On the other hand, the portfolio's underweight positions in the energy and materials sectors cost the Fund in terms of performance. From a geographic perspective, relative to the benchmark, the Fund's U.S. positions were the primary drivers of performance, as the Fund held an underweight position there. Finally, in October 2007, our top-performing stocks were Microsoft, Vodafone Group (a global telecommunication services provider) and HSBC (an international financial services conglomerate). On the downside, our worst performers were Ericcson Telephone, American International Group (the world's largest insurer) and Roche Holdings (a Swiss pharmaceuticals company).

What is your outlook?
   The Fund's investment strategy continues to be focused on identifying long-term structural growth stocks – companies with durable long-term earnings and cash flow growth characteristics, strong economic returns on invested capital, and healthy balance sheets. We continue to favor the valuations of large-cap growth companies, particularly technology companies with high barriers to entry and returns on capital.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

MassMutual Premier Global Fund

Country Weightings

(% of Net Assets) on 10/31/07

United States	33.2%
United Kingdom	12.4%
Japan	11.0%
Sweden	7.0%
Germany	6.8%
France	5.3%
Switzerland	2.8%
India	2.8%
Taiwan	2.1%
Mexico	2.0%
Brazil	1.9%
Netherlands	1.6%
South Korea	1.4%
Canada	1.4%
Spain	1.2%
Panama	1.2%
Bermuda	1.1%
Holland	1.0%
Finland	0.9%
Italy	0.8%
Norway	0.6%
Denmark	0.3%
China	0.1%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
100.0%

MassMutual Premier Global Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

Telefonaktiebolaget LM Ericsson Cl. B	3.4%
Vodafone Group PLC	2.5%
Siemens AG	2.0%
Hennes & Mauritz AB Cl. B	1.8%
Juniper Networks, Inc.	1.8%
Microsoft Corp.	1.8%
eBay, Inc.	1.6%
LVMH Moet Hennessy Louis Vuitton SA	1.5%
Transocean, Inc.	1.5%
Credit Suisse Group	1.4%

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI World Index.

MassMutual Premier Global Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/04 - 10/31/07
Class S	19.43%	15.66%
Class A	18.73%	15.03%
Class A (Sales load deducted)*	11.90%	12.65%
Class Y	19.29%	15.49%
Class L	19.07%	15.35%
Class N	18.69%	14.92%
Class N (CDSC fees deducted)*	17.69%	14.92%
MSCI World Index	20.39%	15.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier International Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 34.17%, outpacing the 24.91% return of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   Domestic stocks forged higher during the final months of 2006, reaching some notable milestones along the way. The Dow Jones Industrial AverageSM ("the Dow") posted a series of new highs, and the S&P 500®Index broke the 1,400 level by year-end. The U.S. dollar weakened slightly during the period, which helped the MSCI EAFE Index turn in a double-digit advance. Domestic stock prices showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The U.S. dollar rallied early in the quarter, but gave up those gains later on, losing ground against most major foreign currencies. The dollar's depreciation supported the returns of foreign stocks and helped the MSCI EAFE Index outperform its U.S. counterparts.

The U.S. stock market saw strong returns in the second quarter of 2007, despite inflation fears, which stoked rising yields on 10-year Treasury notes. The MSCI EAFE Index trailed many U.S. equity indexes, in spite of continued foreign currency strength versus the U.S. dollar and positive results from Far East (ex-Japan) markets. Most U.S. equity markets advanced modestly in the eventful third quarter of 2007, despite extreme volatility. The problems in the subprime mortgage market spread to credit markets around the world, with spillover effects in the U.S. equity markets. Consequently, the Federal Reserve ("Fed") dropped the discount rate by 0.50% on August 17, 2007, then cut both the discount and federal funds rates by 0.50% on September 18, 2007 – which allowed the equity markets to shrug off some doldrums and post solid gains. The Fed followed up its September rate cuts with additional 0.25% federal funds and discount rate reductions at its October 31, 2007 meeting. Most domestic stocks advanced slightly during the month of October, led by the Nasdaq Composite® Index ("Nasdaq"), which returned 5.83%. Foreign stocks also did well, as the MSCI EAFE Index advanced 3.93%.

What factors contributed to the Fund's performance?
   The Fund performed well for the fourth quarter of 2006, which was a welcome finish to a strong year. The Fund's patient holding of several companies – most notably NicOx and NeuroSearch, both European biotechnology companies – resulted in substantial contributions to performance. Conversely, one of the Fund's worst contributors to performance came from Novogen, a company that has a promising oncological compound. In the first quarter of 2007, the Fund's top-performing stocks were Tandberg (a videoconferencing provider), Leighton Holdings (an Australian engineering and construction firm) and Hyundai Heavy Industries (a Korean shipbuilder). On the downside, the largest performance detractors were Ericsson (a worldwide telecommunications supplier), Yahoo! Japan and Neurosearch (a Danish biopharmaceutical company). From a country perspective, the UK was the best performer. The MSCI United Kingdom Index returned 1.9% over the same period in dollar terms. The worst-performing market was Japan.

In the second quarter of 2007, the portfolio's top-performing stocks were Hyundai Heavy Industries, ABB (a supplier of electrical infrastructure equipment) and Alstom (an engineering company specializing in power plants and rail projects). Hyundai Heavy Industries rose 86.8% on strong Asian demand for commercial ships. Consequently, we trimmed this position and took profits on the sale. On the downside, our worst performers were Sumitomo Realty & Development Co., Credit Saison (a consumer finance company) and NicOx. NicOx, which had been the top performer in the portfolio in

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

2006, fell 6.8% during the period. In the third quarter of 2007, our top contributors posted impressive gains. These strong performers included Companhia Vale do Rio Doce (CVRD; a major miner of iron ore), which gained 51%; Nintendo, which advanced 42%; and Neurosearch, which rose 45%. On the other hand, the largest detractors from Fund performance were William Demant (a hearing aid company), Aalberts Industries (a provider of industrial services and flow control products) and Mitsubishi UFJ. In October 2007, our top contributors were ICICI Bank, ABB and Leighton Holdings. Conversely, the largest detractors from fund performance were Ericsson, Anglo Irish Bank and Canon.

What is your outlook?
   Recent history is full of market turmoil: the stock market crash of 1987, the savings and loan crisis of the late 1980s, the Mexico crisis of 1994, the Russian default and Asia crisis of 1997/98, and the dot-com bubble ending in 2000. The aftermath of these shocks provided equity investors with considerable opportunities. The real worry, in our view, is a return to the stagnant equity markets we saw in the 1970s. The current turbulence in the markets, resulting from the subprime crisis, continues. Nevertheless, we will continue to seek those opportunities that may enable us to buy attractive companies at discount prices. Robust worldwide economic growth, particularly in the emerging world, is one factor that keeps us optimistic.

MassMutual Premier International

Equity Fund

Country Weightings

(% of Net Assets) on 10/31/07

United Kingdom	16.3%
Japan	15.0%
France	11.2%
Switzerland	10.3%
Germany	7.0%
Australia	5.2%
Denmark	3.4%
Italy	3.2%
India	3.1%
Brazil	2.9%
Sweden	2.6%
Holland	2.3%
United States	2.1%
Norway	2.0%
Spain	1.8%
Ireland	1.7%
Netherlands	1.6%
South Korea	1.4%
South Africa	1.2%
Finland	0.8%
Lebanon	0.7%
Panama	0.6%
Mexico	0.5%
Canada	0.1%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
100.0%

MassMutual Premier International

Equity Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

ABB Ltd.	2.4%
William Demant Holding	2.0%
Capita Group PLC	1.9%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	1.9%
Nicox SA	1.7%
Alstom	1.6%
Continental AG	1.6%
Nintendo Co., Ltd.	1.6%
Tandberg ASA	1.6%
Yahoo! Japan Corp.	1.6%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Ten Year Average Annual 11/1/97 - 10/31/07
Class S	34.17%	26.51%	9.90%
MSCI EAFE Index	24.91%	23.21%	9.26%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class A, Class A (sales load deducted), Class Y and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 1/1/98 - 10/31/07
Class A	33.50%	25.95%	9.47%
Class A (Sales load deducted)*	25.83%	24.47%	8.82%
Class Y	34.05%	26.46%	9.93%
MSCI EAFE Index	24.91%	23.21%	9.44%

Hypothetical Investments in MassMutual Premier International Equity Fund Class L and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Five Year Average Annual 11/1/02 - 10/31/07	Since Inception Average Annual 5/3/99 - 10/31/07
Class L	33.87%	26.26%	10.05%
MSCI EAFE Index	24.91%	23.21%	7.96%

Hypothetical Investments in MassMutual Premier International Equity Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/31/02-10/31/07
Class N	33.12%	26.28%
Class N (CDSC fees deducted)*	32.12%	26.28%
MSCI EAFE Index	24.91%	24.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Focused International Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation. The Fund's sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2007?
   The Fund's Class S shares returned 40.18%, significantly outpacing the 24.91% return of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   All major international equity market returns were positive in the fourth quarter of 2006, as expectations of steady growth and stable interest rates around the world helped to drive the powerful year-end rally. The Asian (ex-Japan) markets were the best performers, as Japan continued its 2006 trend of being the worst-performing major market. At the sector level, telecommunications was the leader, whereas health care was the worst performer, as large pharmaceutical stocks continued to disappoint. Most major international equity market returns continued to advance in the first quarter of 2007, although the environment was marked by significant volatility mid-quarter in the form of a global stock sell-off and an important change in market leadership. Previously, the U.S. exchanges set the tone for global trading patterns and Asian investors stayed up all night to watch American markets. This was not the case in 2007. China/Asia caused the largest downturn in the U.S. exchanges since the 9/11 attacks – and then China/Asia led the subsequent global rally. The Pacific (ex-Japan) and Europe (ex-UK) were the best-performing regions in the first quarter of 2007, while Japan and the UK slightly underperformed. At the sector level, materials and industrials were the leaders; technology and energy were the worst performers.

International markets continued to perform admirably in the second quarter of 2007. From a geographic perspective, the best-performing regions continued to be the Pacific (ex-Japan) and Europe (ex-UK), with the UK and Japan once again trailing the pack. With respect to sectors, energy, materials and industrials were the second-quarter winners. Consumer discretionary, financials and health care, on the other hand, were the laggards. In the third quarter of 2007, the issues emanating from problems in the U.S. mortgage-backed debt market shook global markets in August. During this time frame, the best-performing areas of the international markets were emerging markets and the Pacific (ex-Japan). Once again, Japan and the UK trailed the rest. From a sector perspective, telecommunications and materials were the clear leaders – while the worst-performing sectors were consumer discretionary and financials. In October 2007, international markets displayed strength once again, as the MSCI EAFE Index advanced slightly. Despite numerous challenges surfacing in Europe, certain countries, such as Spain and Portugal, were quite strong, with double-digit gains. At the end of the line once again was Japan, which lost a bit of ground. Conversely, emerging markets remained strong, as the MSCI Emerging Markets Index advanced in the double digits for the month, with China, India, and Brazil as the standouts.

What factors contributed to the Fund's performance?  The majority of the Fund's strength in the fourth quarter of 2006 came from positive stock selection and asset allocation in Hong Kong and Singapore, its underweight position in the Japanese market and currency, and positive stock selection in Europe. On the other hand, small-cap stocks in Japan, Europe and Australia detracted from the Fund's performance. During the first quarter of 2007, positive stock selection in Europe (ex-UK) and in the financials sector helped to drive the Fund's performance. Conversely, the Fund's overweight position in energy and stock selection in materials hampered results.

In the second quarter of 2007, the Fund's overweight position in the strong-performing Pacific (ex-Japan) region helped to drive the portfolio's results. Additionally, the Fund's investments in the

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

energy and materials sectors helped boost its progress. Also contributing was positive stock selection in most regions. Alternatively, stock selection in Europe (ex-UK) hampered the Fund's performance, as Carnegie and Danske Bank reported disappointing results. In the third quarter of 2007, positive stock selection in the energy and financials sectors – coupled with overweight positions in the materials sector and the Pacific (ex-Japan) region accelerated the Fund's advance. On the other hand, stock selection in Japan detracted. In October 2007, favorable stock selection in the financials, industrials and energy sectors – along with an overweight position in Pacific ex-Japan – drove the Fund's performance. During the month, we sold the last of the portfolio's large-capitalization Hong Kong-listed Chinese stocks and started investing once again in Japan, where we had begun to reduce the Fund's position.

What is your outlook?
   We expect global equity markets to remain positive but volatile, driven by fears of slowing growth in the United States (where a recession is possible, in our view) and accelerating growth in Asia and the Middle East, both of which could experience increasing inflation. We believe that fears of a much sharper global slowdown could periodically impact international equity markets. Consequently, we will continue to leverage these periods of share price weakness to add to our most-compelling stock ideas.

MassMutual Premier Focused

International Fund

Country Weightings

(% of Net Assets) on 10/31/07

United Kingdom	14.6%
Japan	13.0%
Australia	10.0%
Switzerland	9.5%
Greece	7.8%
Germany	7.1%
France	7.0%
Singapore	6.1%
Bermuda	4.4%
United States	3.4%
Norway	2.1%
Holland	2.0%
Austria	1.9%
Finland	1.9%
Luxembourg	1.9%
Cyprus	1.8%
Denmark	1.6%
Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%
100.0%

MassMutual Premier Focused

International Fund

Largest Stock Holdings

(% of Net Assets) on 10/31/07

iShares MSCI EAFE Index Fund	3.4%
China Hongxing Sports Ltd.	2.6%
Singapore Exchange, Ltd.	2.6%
Piraeus Bank SA	2.3%
Worleyparsons Ltd.	2.3%
Oxiana Ltd.	2.2%
Aker Kvaerner ASA	2.1%
Julius Baer Holding AG	2.0%
Nomura Holdings, Inc.	2.0%
Sun Frontier Fudousan Co., Ltd.	2.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Premier Focused International Fund
Total Return

	One Year 11/1/06 - 10/31/07	Since Inception Average Annual 12/01/05 - 10/31/07
Class S	40.18%	33.75%
Class A	39.55%	33.16%
Class A (Sales load deducted)*	31.53%	29.11%
Class Y	40.12%	33.66%
Class L	39.91%	33.50%
Class N	39.19%	32.75%
Class N (CDSC fees deducted)*	38.19%	32.75%
MSCI EAFE Index	24.91%	25.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2007

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 99.3%
Commercial Paper — 78.0%
Abbey National North America LLC 5.240% 11/09/2007	$21,000,000	$20,975,548
American General Finance Corp. 5.230% 11/14/2007	6,185,000	6,173,319
American General Finance Corp. 5.320% 11/07/2007	4,150,000	4,146,320
American Honda Finance Corp. 4.550% 12/10/2007	5,024,000	4,999,236
American Honda Finance Corp. 4.750% 12/13/2007	9,175,000	9,124,155
Archer-Daniels- Midland Co.(a) 5.100% 11/06/2007	20,950,000	20,935,161
Bank of America Corp. 5.380% 11/28/2007	7,250,000	7,220,746
Bankamerica Corp. 4.960% 03/14/2008	13,950,000	13,692,452
Bryant Park Funding LLC 4.850% 11/28/2007	7,316,000	7,289,388
Bryant Park Funding LLC(a) 5.450% 12/13/2007	11,600,000	11,526,243
Caterpillar Financial Services Corp. 4.730% 11/05/2007	790,000	789,585
CIT Group, Inc. 5.450% 11/21/2007	21,320,000	21,255,448
Coca-Cola Co. 4.710% 11/05/2007	8,900,000	8,895,342
Danske Corp. 5.040% 12/21/2007	11,100,000	11,022,300
Disney (Walt) Co. (The) 4.810% 01/25/2008	21,200,000	20,959,233
Falcon Asset Securitization Corp. 4.760% 11/26/2007	1,719,000	1,713,318
Falcon Asset Securitization Corp. 4.930% 11/16/2007	14,972,000	14,941,245
FCAR Owner Trust 5.030% 01/03/2008	5,367,000	5,319,757
FCAR Owner Trust 5.120% 12/20/2007	9,916,000	9,846,897

	Principal Amount	Market Value
General Electric Co. 4.700% 12/31/2007	$12,000,000	$11,906,000
General Electric Co. 4.740% 11/27/2007	9,000,000	8,969,190
Governor & Co. of the Bank 4.870% 02/01/2008	21,100,000	20,837,399
Harley-Davidson Funding Corp. 4.730% 11/05/2007	7,800,000	7,795,901
Harley-Davidson Funding Corp. 4.740% 11/01/2007	4,000,000	4,000,000
HBOS Treasury Services 5.300% 11/08/2007	12,388,000	12,375,234
HBOS Treasury Services 5.400% 11/01/2007	3,499,000	3,499,000
Honeywell International, Inc.(a) 5.250% 11/08/2007	4,675,000	4,670,227
Honeywell International, Inc.(a) 5.250% 11/14/2007	10,235,000	10,215,596
John Deere Capital Co. 4.730% 01/04/2008	14,485,000	14,363,197
John Deere Capital Co. 4.740% 12/07/2007	6,662,000	6,630,422
Johnson & Johnson 4.650% 11/13/2007	12,100,000	12,081,245
Johnson & Johnson(a) 5.000% 11/19/2007	8,625,000	8,603,438
L'Oreal USA, Inc. 4.730% 11/07/2007	3,265,000	3,262,426
L'Oreal USA, Inc. 4.750% 11/02/2007	10,685,000	10,683,590
McGraw-Hill, Inc. 4.880% 12/03/2007	11,700,000	11,649,248
Minnesota Mining & Manufacturing Co. 4.710% 11/27/2007	3,439,000	3,427,302
Nestle Capital Corp. 4.720% 02/08/2008	12,900,000	12,732,558
Nestle Capital Corp. 4.730% 02/04/2008	8,318,000	8,214,175
New Center Asset Trust 4.920% 02/20/2008	20,950,000	20,632,188
Paccar Financial Corp. 5.220% 11/08/2007	6,375,000	6,368,530
Paccar Financial Corp. 5.250% 11/15/2007	8,325,000	8,308,003

	Principal Amount	Market Value
Parker-Hannifin Corp. 4.700% 11/26/2007	$9,500,000	$9,468,993
Parker-Hannifin Corp. 4.770% 11/07/2007	4,881,000	4,877,120
Praxair, Inc. 4.550% 11/26/2007	5,437,000	5,419,821
Praxair, Inc. 4.670% 11/13/2007	12,877,000	12,856,955
Proctor & Gamble Co. 4.550% 01/16/2008	20,800,000	20,600,204
Sigma Aldrich Corp. 4.750% 11/16/2007	9,000,000	8,982,187
Societe Generale North America, Inc. 5.080% 01/22/2008	11,700,000	11,564,618
Societe Generale North America, Inc. 5.350% 11/29/2007	7,900,000	7,867,127
Societe Generale North America, Inc. 5.400% 11/02/2007	1,700,000	1,699,745
South Carolina Electric & Gas 5.200% 11/19/2007	18,825,000	18,776,055
South Carolina Electric & Gas 5.270% 11/13/2007	2,265,000	2,261,021
Southern Co. (The) 4.730% 11/14/2007	4,424,000	4,416,443
Southern Co. (The)(a) 4.830% 11/02/2007	8,870,000	8,868,810
Stanley Works (The) 4.800% 11/02/2007	5,000,000	4,999,333
Toyota Motor Credit Corp. 5.270% 11/30/2007	20,800,000	20,711,698
UBS Americas, Inc. 5.520% 12/04/2007	21,275,000	21,167,349
United Healthcare Corp. 4.750% 01/31/2008	19,594,000	19,358,736
Walgreen Co. 4.600% 11/20/2007	20,820,000	20,769,454
Wal-Mart Stores, Inc.(a) 4.720% 12/18/2007	4,700,000	4,671,037
Wal-Mart Stores, Inc.(a) 4.900% 12/11/2007	16,225,000	16,136,664
Windmill Funding Corp. 5.060% 12/10/2007	16,950,000	16,857,086
		654,381,018

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Discount Notes — 4.7%
Federal Farm Credit Bank 4.990% 02/01/2008	$13,612,000	$13,438,416
Federal Home Loan Bank 4.370% 12/19/2007	12,679,000	12,605,124
Federal Home Loan Bank 4.460% 01/28/2008	13,575,000	13,427,002
		39,470,542
U.S. Treasury Bills — 16.6%
U.S. Treasury Bill 3.500% 11/15/2007	24,700,000	24,666,381
U.S. Treasury Bill 3.650% 01/03/2008	13,490,000	13,403,833
U.S. Treasury Bill 3.700% 01/10/2008	25,880,000	25,693,808
U.S. Treasury Bill 3.800% 12/27/2007	15,540,000	15,448,141
U.S. Treasury Bill 4.005% 12/06/2007	14,115,000	14,060,039
U.S. Treasury Bill 4.290% 11/29/2007	21,820,000	21,747,194
U.S. Treasury Bill 4.650% 11/15/2007	10,760,000	10,740,542
U.S. Treasury Bill 4.790% 11/01/2007	13,200,000	13,200,000
		138,959,938
TOTAL SHORT-TERM INVESTMENTS (Cost $832,811,498)		832,811,498
TOTAL INVESTMENTS — 99.3%(b)		832,811,498
Other Assets/ (Liabilities) — 0.7%		5,865,843
NET ASSETS — 100.0%		$838,677,341

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $85,627,176 or 10.2% of net assets.

(b)  The total cost equals the aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Investment Companies
Special Value Expansion Fund LLC(a)	5,500	$556,641
TOTAL PREFERRED STOCK (Cost $550,000)		556,641
TOTAL EQUITIES (Cost $550,000)		556,641
	Principal Amount
BONDS & NOTES — 56.4%
ASSET BACKED SECURITIES — 0.2%
Electric — 0.2%
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$751,533	789,109
Home Equity ABS — 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 7.200% 10/25/2028	8,672	8,634
TOTAL ASSET BACKED SECURITIES (Cost $816,507)		797,743
CORPORATE DEBT — 26.9%
Apparel — 0.1%
Kellwood Co. 7.625% 10/15/2017	125,000	109,375
Kellwood Co. 7.875% 07/15/2009	300,000	304,198
		413,573
Auto Manufacturers — 0.3%
DaimlerChrysler NA Holding 4.050% 06/04/2008	1,700,000	1,686,267
Banks — 0.5%
Bank of America Corp. 3.250% 08/15/2008	500,000	493,194
Barclays Bank PLC 5.450% 09/12/2012	700,000	707,847
Wachovia Bank NA 7.800% 08/18/2010	600,000	643,062

	Principal Amount	Market Value
Wells Fargo & Co. 4.125% 03/10/2008	$760,000	$756,114
		2,600,217
Beverages — 0.5%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	435,000	422,197
Constellation Brands, Inc. 8.000% 02/15/2008	300,000	300,000
Foster's Finance Corp.(a) 6.875% 06/15/2011	1,000,000	1,057,827
Miller Brewing Co.(a) 4.250% 08/15/2008	475,000	471,660
		2,251,684
Building Materials — 0.3%
American Standard, Inc. 7.375% 02/01/2008	350,000	351,132
American Standard, Inc. 7.625% 02/15/2010	900,000	942,860
		1,293,992
Chemicals — 0.5%
Cytec Industries, Inc. 5.500% 10/01/2010	600,000	604,928
Lubrizol Corp. 4.625% 10/01/2009	720,000	714,200
Lubrizol Corp. 5.875% 12/01/2008	450,000	451,494
Sensient Technologies 6.500% 04/01/2009	700,000	707,448
		2,478,070
Commercial Services — 1.1%
Deluxe Corp. 7.375% 06/01/2015	180,000	178,200
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	650,000	645,195
Equifax, Inc. 4.950% 11/01/2007	500,000	500,000
Equifax, Inc. 6.300% 07/01/2017	800,000	813,014
ERAC USA Finance Co.(a) 5.800% 10/15/2012	1,000,000	1,003,194
ERAC USA Finance Co.(a) 7.950% 12/15/2009	1,155,000	1,216,806
Valassis Communications, Inc. 6.625% 01/15/2009	1,210,000	1,193,362
		5,549,771

	Principal Amount	Market Value
Computers — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	$475,000	$480,992
Cosmetics & Personal Care — 0.8%
Procter & Gamble Co. 3.500% 12/15/2008	4,000,000	3,940,016
Diversified Financial — 3.7%
American General Finance Corp. 5.900% 09/15/2012	500,000	504,925
American Honda Finance Corp.(a) 3.850% 11/06/2008	900,000	888,494
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,500,000	1,499,434
CIT Group, Inc. 3.650% 11/23/2007	1,600,000	1,598,192
CIT Group, Inc. 5.125% 09/30/2014	290,000	266,987
Citigroup, Inc. 5.500% 02/15/2017	840,000	823,830
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,310,000	1,245,065
Eaton Vance Corp. 6.500% 10/02/2017	575,000	587,000
Emerald Investment Grade CBO Ltd. FRN(a) 5.885% 05/24/2011	653,807	650,538
Ford Motor Credit Co. 5.800% 01/12/2009	1,675,000	1,615,963
Franklin Resources, Inc. 3.700% 04/15/2008	1,025,000	1,020,229
Glencore Funding LLC(a) 6.000% 04/15/2014	665,000	667,554
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	250,000	244,066
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	775,000	750,421
Household Finance Corp. 4.125% 12/15/2008	1,250,000	1,237,206
Household Finance Corp. 6.375% 10/15/2011	175,000	180,865
Lazard Group LLC 6.850% 06/15/2017	650,000	642,309

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lazard Group LLC 7.125% 05/15/2015	$805,000	$815,626
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	1,235,000	1,243,014
Residential Capital Corp. 7.125% 11/21/2008	1,140,000	960,450
SLM Corp. 5.000% 10/01/2013	1,100,000	972,119
		18,414,287
Electric — 3.8%
Allegheny Energy Supply 7.800% 03/15/2011	300,000	317,250
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	475,000	515,375
Appalachian Power Co., Series G 3.600% 05/15/2008	640,000	634,484
Carolina Power & Light Co. 5.125% 09/15/2013	780,000	772,413
Carolina Power & Light Co. 5.950% 03/01/2009	1,000,000	1,009,696
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,210,000	1,210,609
Consumers Energy Co. 4.400% 08/15/2009	425,000	421,218
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,925,000	1,826,819
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,395,000	1,419,413
Kansas Gas & Electric Co. 5.647% 03/29/2021	525,000	506,510
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	378,690	373,139
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,270,000	1,259,049
MidAmerican Funding LLC 6.750% 03/01/2011	1,000,000	1,038,631
Monongahela Power 6.700% 06/15/2014	500,000	528,055
Monongahela Power 7.360% 01/15/2010	700,000	719,128
Nevada Power Co., Series L 5.875% 01/15/2015	650,000	652,050
Pacific Gas & Electric Co. 4.800% 03/01/2014	950,000	919,791

	Principal Amount	Market Value
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	$585,000	$592,802
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	184,000	185,112
Tampa Electric Co. 6.375% 08/15/2012	750,000	781,574
Tenaska Oklahoma(a) 6.528% 12/30/2014	398,409	401,062
TransAlta Corp. 5.750% 12/15/2013	1,250,000	1,246,796
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	613,529	624,865
Wisconsin Electric Power 3.500% 12/01/2007	960,000	958,755
		18,914,596
Electrical Components & Equipment — 0.3%
Ametek, Inc. 7.200% 07/15/2008	1,715,000	1,733,519
Electronics — 0.2%
Thomas & Betts Corp. 6.625% 05/07/2008	725,000	728,751
Thomas & Betts Corp., Series B 6.390% 02/10/2009	325,000	330,313
		1,059,064
Environmental Controls — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	590,000	575,250
Foods — 1.1%
Delhaize Group 6.500% 06/15/2017	1,180,000	1,207,903
Fred Meyer, Inc. 7.450% 03/01/2008	1,475,000	1,485,197
Sara Lee Corp. 3.875% 06/15/2013	60,000	55,338
Smithfield Foods, Inc. 7.000% 08/01/2011	2,635,000	2,661,350
		5,409,788
Forest Products & Paper — 0.7%
International Paper Co. 3.800% 04/01/2008	2,880,000	2,862,184
Rock-Tenn Co. 5.625% 03/15/2013	180,000	168,300
Rock-Tenn Co. 8.200% 08/15/2011	650,000	666,250
		3,696,734

	Principal Amount	Market Value
Gas — 0.4%
Australian Gas Light Co. Ltd.(a) 6.400% 04/15/2008	$930,000	$935,438
OAO Gazprom(a) 9.625% 03/01/2013	455,000	524,388
Southwest Gas Corp. 8.375% 02/15/2011	375,000	406,371
		1,866,197
Holding Company – Diversified — 0.2%
Leucadia National Corp. 7.000% 08/15/2013	1,035,000	1,009,125
Home Builders — 0.2%
Centex Corp. 7.875% 02/01/2011	350,000	339,720
D.R. Horton, Inc. 4.875% 01/15/2010	170,000	156,954
Lennar Corp., Series B 5.125% 10/01/2010	80,000	72,297
Lennar Corp., Series B 6.500% 04/15/2016	300,000	269,186
		838,157
Home Furnishing — 0.2%
Maytag Corp. 8.630% 11/15/2007	775,000	775,466
Household Products — 0.2%
Kimberly-Clark Corp. 6.125% 08/01/2017	800,000	842,161
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	495,000	488,203
Insurance — 0.2%
Prudential Financial, Inc. 5.800% 06/15/2012	1,000,000	1,021,490
Investment Companies — 0.1%
Xstrata Finance Canada(a) 5.800% 11/15/2016	335,000	332,235
Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	445,000	443,471
Lodging — 0.4%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	485,000	468,025
MGM Mirage 6.000% 10/01/2009	400,000	399,000
MGM Mirage 6.750% 09/01/2012	340,000	334,900

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	$250,000	$250,838
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	565,000	601,995
		2,054,758
Machinery – Diversified — 0.3%
Briggs & Stratton Corp. 8.875% 03/15/2011	855,000	910,575
Idex Corp. 6.875% 02/15/2008	775,000	778,494
		1,689,069
Manufacturing — 0.7%
Bombardier Capital, Inc.(a) 6.750% 05/01/2012	330,000	332,475
Cooper US, Inc. 6.100% 07/01/2017	775,000	800,597
Covidien International F(a) 5.450% 10/15/2012	600,000	602,246
Pentair, Inc. 7.850% 10/15/2009	950,000	1,002,130
Tyco Electronics Group SA(a) 6.000% 10/01/2012	375,000	379,221
Tyco Electronics Group SA(a) 6.550% 10/01/2017	325,000	331,639
		3,448,308
Media — 3.1%
Belo Corp. 8.000% 11/01/2008	600,000	611,212
Clear Channel Communications, Inc. 4.250% 05/15/2009	1,085,000	1,043,578
Comcast Corp. 5.500% 03/15/2011	1,860,000	1,871,069
Cox Communications, Inc. 4.625% 01/15/2010	2,865,000	2,833,379
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	1,390,000	1,384,386
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,300,000	1,295,733
Knight-Ridder, Inc. 7.125% 06/01/2011	250,000	243,913
McGraw-Hill Cos Inc. 5.375% 11/15/2012	750,000	749,333
News America, Inc. 6.625% 01/09/2008	500,000	500,935
Rogers Cable, Inc. 5.500% 03/15/2014	260,000	254,139

	Principal Amount	Market Value
Scholastic Corp. 5.000% 04/15/2013	$575,000	$498,442
Shaw Communications, Inc. 8.250% 04/11/2010	1,540,000	1,636,250
Thomson Corp. 5.700% 10/01/2014	1,495,000	1,493,306
Viacom, Inc. 6.625% 05/15/2011	650,000	675,767
		15,091,442
Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 02/15/2010	920,000	913,534
Mining — 0.1%
Vale Overseas Ltd. 6.250% 01/23/2017	535,000	540,946
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 05/15/2012	280,000	280,083
Oil & Gas — 0.9%
Anadarko Petroleum Corp. 3.250% 05/01/2008	300,000	297,054
Enterprise Products Operating LP 7.500% 02/01/2011	210,000	222,717
The Premcor Refining Group, Inc. 6.750% 05/01/2014	320,000	332,968
Shell International Finance 5.625% 06/27/2011	1,500,000	1,545,272
Tesoro Corp.(a) 6.500% 06/01/2017	400,000	395,000
Valero Energy Corp. 3.500% 04/01/2009	500,000	489,737
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	965,235
		4,247,983
Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	220,000	209,550
Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	435,000	435,533
Pactiv Corp. 5.875% 07/15/2012	280,000	285,299
		720,832
Pipelines — 1.9%
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,190,000	1,227,489

	Principal Amount	Market Value
Duke Capital Corp. 7.500% 10/01/2009	$700,000	$729,830
Enbridge Energy Partners LP 4.000% 01/15/2009	900,000	886,217
Enbridge, Inc. 5.800% 06/15/2014	1,360,000	1,374,838
Gulf South Pipeline Co. LP(a) 5.050% 02/01/2015	275,000	263,300
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	175,000	175,226
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	550,000	568,270
Plains All American Pipeline Co. 5.625% 12/15/2013	685,000	682,945
Southern Natural Gas Co.(a) 5.900% 04/01/2017	420,000	411,414
Texas Eastern Transmission LP(a) 6.000% 09/15/2017	275,000	277,316
Trans-Canada Pipelines, Ltd. 6.490% 01/21/2009	2,000,000	2,040,116
Transcontinental Gas Pipe Line Corp. 8.875% 07/15/2012	600,000	673,500
		9,310,461
Real Estate Investment Trusts (REITS) — 0.9%
Brandywine Operating Partnership LP 5.625% 12/15/2010	550,000	548,574
iStar Financial, Inc. REIT 7.000% 03/15/2008	660,000	660,063
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	200,000	195,886
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	385,000	350,145
Prologis REIT 5.250% 11/15/2010	1,000,000	997,494
Senior Housing Properties Trust REIT 8.625% 01/15/2012	175,000	189,000
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	570,000	569,140

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	$1,075,000	$1,139,324
		4,649,626
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	200,000	223,284
Lowe's Companies, Inc. 5.600% 09/15/2012	425,000	431,047
		654,331
Software — 0.1%
Certegy, Inc. 4.750% 09/15/2008	300,000	297,375
Telecommunications — 1.4%
British Telecom PLC FRN 8.625% 12/15/2010	1,125,000	1,237,692
Embarq Corp. 7.082% 06/01/2016	65,000	67,934
Qwest Corp. 7.875% 09/01/2011	1,900,000	2,004,500
Qwest Corp. 8.875% 03/15/2012	400,000	438,000
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	450,000	459,694
SBC Communications, Inc. 6.125% 02/15/2008	650,000	651,294
Sprint Nextel Corp. 6.000% 12/01/2016	1,150,000	1,105,737
Verizon New England, Inc. 6.500% 09/15/2011	500,000	519,566
Vodafone Group PLC 7.750% 02/15/2010	300,000	317,261
		6,801,678
Transportation — 0.8%
Canadian National Railway Co. 5.850% 11/15/2017	370,000	376,477
CNF, Inc. 8.875% 05/01/2010	930,000	1,004,992
CSX Corp. 6.250% 10/15/2008	1,900,000	1,919,042
Norfolk Southern Corp. 6.000% 04/30/2008	625,000	628,456
		3,928,967
TOTAL CORPORATE DEBT (Cost $134,031,715)		132,953,268

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
Commercial MBS — 1.5%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	$1,530,000	$1,522,199
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	1,000,000	996,408
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	2,100,000	2,095,582
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	2,775,000	2,791,836
		7,406,025
Home Equity ABS — 0.6%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	3,350,000	3,079,906
Other ABS — 0.9%
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(a) 6.360% 09/20/2010	775,000	754,656
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(a) 6.246% 01/11/2013	1,025,000	995,593
Newport Waves CDO, Series 2007-1A, Class A3LS(a) 6.188% 06/20/2014	1,600,000	1,462,500
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class A7, FRN(a) 7.588% 09/20/2010	575,000	551,012
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class B2, FRN(a) 8.188% 09/20/2010	460,000	438,222
		4,201,983

	Principal Amount	Market Value
WL Collateral CMO — 4.7%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	$1,664,207	$1,576,641
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.534% 08/25/2034	546,018	539,979
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA FRN 3.994% 07/25/2034	1,844,143	1,813,222
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	4,202,255	4,156,030
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.302% 09/25/2033	145,622	147,270
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.013% 02/25/2034	130,931	131,712
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	50,897	52,051
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.640% 08/25/2034	159,101	160,083
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 5.241% 05/25/2037	2,383,300	2,346,635
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 6.933% 08/25/2034	321,141	322,114
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.227% 07/25/2033	35,084	35,038

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 6.226% 02/25/2034	$57,991	$58,605
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2 VRN 4.558% 02/25/2034	1,128,533	1,119,149
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	7,374	7,510
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.419% 03/25/2034	184,578	188,388
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,562,434	1,527,769
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	640,329	650,583
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	289,721	291,400
Washington Mutual, Inc., Series 2004-AR14, Class A1 FRN 4.259% 01/25/2035	2,208,387	2,173,453
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.333% 04/25/2044	462,378	464,324
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	1,565,461	1,552,366
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.573% 12/25/2034	1,967,206	1,944,895

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	$2,127,974	$2,115,724
		23,374,941
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.153% 06/25/2032	123,683	123,242
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,866,046)		38,186,097
SOVEREIGN DEBT OBLIGATIONS — 0.1%
Province of Ontario 4.750% 01/19/2016	450,000	442,798
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $447,582)		442,798
U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.3%
Pass-Through Securities
FHLMC 5.500% 07/01/2020	429,110	430,451
FHLMC 7.500% 06/01/2015	32,881	34,654
FNMA 4.500% 12/01/2020	3,640,807	3,523,192
FNMA 5.500% 02/01/2018- 03/01/2037	27,753,143	27,707,657
FNMA 6.500% 01/01/2037	3,505,318	3,589,939
FNMA 9.000% 10/01/2009	14,893	15,051
FNMA FRN 4.363% 10/01/2034	2,453,897	2,429,236
FNMA TBA(b) 5.000% 12/01/2037	5,100,000	4,890,820
FNMA TBA(b) 5.500% 11/01/2037	5,284,000	5,207,630
FNMA TBA(b) 6.500% 11/01/2037	25,200,000	25,792,593
GNMA 5.500% 06/15/2036	2,335,056	2,322,925
GNMA 6.000% 05/15/2037- 07/15/2037	4,788,888	4,853,051

	Principal Amount	Market Value
GNMA 6.500% 05/15/2036- 08/15/2037	$21,295,962	$21,920,698
GNMA 7.500% 08/15/2029	54,397	57,578
GNMA TBA(b) 5.500% 11/01/2037	2,325,000	2,311,014
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $104,777,639)		105,086,489
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Note(c) 4.500% 05/15/2017	1,085,000	1,088,391
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,082,774)		1,088,391
TOTAL BONDS & NOTES (Cost $280,022,263)		278,554,786
OPTIONS — 0.1%
Bear Stearns Bank Put, Expires 9/21/2009, Strike 4.58	9,875,000	146,155
Bear Stearns Co., Inc. Floor, Expires 10/01/2014, Strike 0.00	8,000,000	88,526
Bear Stearns Put, Expires 9/21/2009, Strike 5.05	40,500,000	436,873
TOTAL OPTIONS (Cost $590,451)		671,554
TOTAL LONG TERM INVESTMENTS (Cost $281,162,714)		279,782,981
SHORT-TERM INVESTMENTS — 51.6%
Cash Equivalents — 0.2%
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	8,176	8,176
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	20,445	20,445
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	16,356	16,356
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	24,534	24,534
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	10,223	10,223

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	$24,534	$24,534
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	16,356	16,356
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	10,223	10,223
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	10,223	10,223
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	12,267	12,267
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	10,223	10,223
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	49,069	49,069
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	20,445	20,445
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	20,445	20,445
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	12,267	12,267
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	40,891	40,891
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	40,891	40,891
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	8,178	8,178
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	26,579	26,579
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	10,223	10,223
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	12,267	12,267
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	30,668	30,668
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	40,891	40,891

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	$30,668	$30,668
Freddie Mac Agency 4.533% 11/05/2007	2,570	2,570
Freddie Mac Agency Discount Note 4.527% 11/13/2007	7,960	7,960
General Electric Capital Corp. 4.822% 11/14/2007	40,705	40,705
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	20,445	20,445
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	30,668	30,668
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	20,445	20,445
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	40,891	40,891
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	40,891	40,891
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	30,668	30,668
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	18,401	18,401
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	10,223	10,223
Reserve Primary Money Market Fund(d)	18,587	18,587
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	12,267	12,267
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	61,336	61,336
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	10,223	10,223
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	20,445	20,445
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	40,891	40,891

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	$16,356	$16,356
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	8,178	8,178
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	16,356	16,356
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	63,882	63,882
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	10,223	10,223
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	30,668	30,668
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	10,223	10,223
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	20,445	20,445
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	20,445	20,445
		1,131,434
Commercial Paper — 51.4%
Alcoa, Inc. 5.800% 11/01/2007	1,680,000	1,680,000
Avery Dennison Corp. 5.350% 11/02/2007	6,492,000	6,491,035
Barclays U.S. Funding LLC 5.100% 01/09/2008	4,650,000	4,604,546
Burlington Northern Santa Fe Corp.(a) 5.300% 12/04/2007	5,000,000	4,975,708
Burlington Northern Santa Fe Corp.(a) 5.500% 12/06/2007	7,000,000	6,962,569
Cadbury Schweppes Finance PLC 5.320% 12/21/2007	5,510,000	5,469,287
Cadbury Schweppes Finance PLC(a) 5.850% 11/09/2007	5,270,000	5,263,149
Campbell Soup Co. 5.000% 01/16/2008	2,510,000	2,483,506
CIT Group, Inc. 5.240% 11/05/2007	3,570,000	3,567,921
CIT Group, Inc.(a) 5.950% 11/30/2007	5,788,000	5,760,258

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
CIT Group, Inc.(a) 5.950% 12/10/2007	$2,700,000	$2,682,596
Coca-Cola Co. (The) 5.170% 11/30/2007	2,900,000	2,887,922
Computer Sciences Corp.(a) 5.200% 12/14/2007	4,045,000	4,019,876
Computer Sciences Corp.(a) 5.400% 12/13/2007	2,485,000	2,469,345
Computer Sciences Corp.(a) 5.550% 11/16/2007	2,050,000	2,045,259
Computer Sciences Corp.(a) 6.200% 12/05/2007	2,700,000	2,684,190
Devon Energy Corp.(a) 5.340% 11/28/2007	5,000,000	4,979,975
Devon Energy Corp.(a) 5.700% 11/05/2007	2,100,000	2,098,670
Disney (Walt) Co. (The) 4.820% 01/23/2008	6,000,000	5,933,323
Dow Chemical Co. 5.250% 01/22/2008	3,000,000	2,964,125
Dow Chemical Co. 5.300% 01/07/2008	4,270,000	4,227,881
Dow Chemical Co. 5.300% 01/18/2008	2,125,000	2,100,598
Dow Jones & Co., Inc. 5.250% 11/07/2007	7,900,000	7,893,087
Dow Jones & Co., Inc. 5.300% 11/16/2007	4,200,000	4,190,725
Duke Energy Carolinas 5.250% 11/26/2007	8,255,000	8,224,904
Duke Energy Carolinas 5.300% 01/11/2008	3,900,000	3,859,234
FCAR Owner Trust 4.850% 01/23/2008	6,325,000	6,254,274
General Mills, Inc.(a) 5.450% 11/20/2007	2,030,000	2,024,161
General Mills,Inc. 5.150% 12/05/2007	3,240,000	3,224,241
Governor & Bank of Ireland 4.730% 01/28/2008	9,190,000	9,083,743
Ing (US) Funding LLC 4.910% 01/25/2008	3,500,000	3,459,424
Kellogg Co. 5.200% 12/07/2007	5,000,000	4,974,000
Kellogg Co. 5.270% 11/26/2007	480,000	478,243
Kellogg Co.(a) 5.900% 11/26/2007	1,180,000	1,175,165

	Principal Amount	Market Value
Kellogg Co.(a) 5.900% 11/29/2007	$4,500,000	$4,479,350
Lincoln National Corp. 5.220% 11/28/2007	2,885,000	2,873,705
Lincoln National Corp. 5.250% 11/28/2007	3,240,000	3,227,243
Monsanto Co. 5.000% 11/29/2007	4,000,000	3,984,445
Monsanto Co. 5.250% 11/27/2007	4,240,000	4,223,923
Monsanto Co. 5.280% 11/26/2007	3,810,000	3,796,030
New Center Asset Trust 4.950% 12/18/2007	2,375,000	2,359,652
New Center Asset Trust 5.230% 12/17/2007	3,240,000	3,218,348
Ryder System, Inc. 5.280% 12/14/2007	6,000,000	5,962,160
Ryder System, Inc. 5.300% 11/13/2007	5,000,000	4,991,167
Schering Plough Corp. 5.150% 12/11/2007	4,950,000	4,921,675
Strabucks Corp. 5.250% 11/15/2007	5,000,000	4,989,792
Textron Financial Corp. 5.250% 11/14/2007	5,500,000	5,489,573
Time Warner Cable, Inc. 5.340% 01/14/2008	5,890,000	5,825,347
Time Warner, Inc. 5.350% 12/26/2007	6,100,000	6,050,141
UBS Americas, Inc. 5.070% 12/31/2007	6,860,000	6,802,033
UBS Americas, Inc. 5.480% 01/04/2008	4,400,000	4,357,134
United Healthcare Corp.(a) 5.200% 12/17/2007	3,000,000	2,980,067
United Healthcare Corp.(a) 5.500% 11/27/2007	4,000,000	3,984,111
United Healthcare Corp.(a) 5.650% 12/12/2007	5,000,000	4,967,826
VF Corp. 6.000% 11/08/2007	3,000,000	2,996,500
Volvo Treasury NA LLC(a) 5.310% 11/15/2007	2,950,000	2,943,909
Wellpoint, Inc. 5.200% 11/19/2007	2,495,000	2,488,513
WellPoint, Inc.(a) 5.370% 12/03/2007	6,850,000	6,817,303
Whirlpool Corp. 5.000% 11/27/2007	4,000,000	3,985,556
Whirlpool Corp. 5.200% 11/30/2007	4,000,000	3,983,245
		253,891,688

Market Value
TOTAL SHORT-TERM INVESTMENTS (Cost $255,023,122)	$255,023,122
TOTAL INVESTMENTS — 108.2% (Cost $536,185,836)(e)	534,806,103
Other Assets/ (Liabilities) — (8.2%)	(40,720,018)
NET ASSETS — 100.0%	$494,086,085

Notes to Portfolio of Investments

FRN - Floating Rate Note

TBA - To be announced

VRN - Variable Rate Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $92,111,683 or 18.6% of net assets.

(b)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(c)  Denotes all or a portion of security on loan. (Note 2).

(d)  Amount represents shares owned of the fund.

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio of Investments

October 31, 2007

	Principal Amount	Market Value
BONDS & NOTES — 99.2%
U.S. TREASURY OBLIGATIONS — 99.2%
U.S. Treasury Inflation Index 0.875% 04/15/2010	$25,875,213	$25,281,943
U.S. Treasury Inflation Index 1.625% 01/15/2015	17,668,214	17,153,351
U.S. Treasury Inflation Index 1.875% 07/15/2013	17,926,962	17,872,174
U.S. Treasury Inflation Index 1.875% 07/15/2015	15,478,975	15,287,906
U.S. Treasury Inflation Index 2.000% 01/15/2014	19,867,525	19,855,107
U.S. Treasury Inflation Index 2.000% 07/15/2014	17,682,533	17,684,909
U.S. Treasury Inflation Index 2.000% 01/15/2016	20,983,829	20,830,909
U.S. Treasury Inflation Index 2.000% 01/15/2026	14,855,252	14,372,177
U.S. Treasury Inflation Index 2.375% 04/15/2011	18,028,680	18,318,491
U.S. Treasury Inflation Index 2.375% 01/15/2017	9,413,669	9,616,563
U.S. Treasury Inflation Index 2.375% 01/15/2025	28,564,516	29,190,793
U.S. Treasury Inflation Index 2.375% 01/15/2027	7,372,151	7,564,471
U.S. Treasury Inflation Index 2.500% 07/15/2016	15,989,688	16,524,893
U.S. Treasury Inflation Index 3.000% 07/15/2012	24,221,845	25,451,634
U.S. Treasury Inflation Index 3.375% 01/15/2012	5,878,470	6,233,879
U.S. Treasury Inflation Index 3.375% 04/15/2032	4,843,863	5,997,732

	Principal Amount	Market Value
U.S. Treasury Inflation Index 3.500% 01/15/2011	$10,943,360	$11,515,492
U.S. Treasury Inflation Index 3.625% 04/15/2028	18,923,738	23,328,711
U.S. Treasury Inflation Index 3.875% 01/15/2009	13,883,067	14,252,271
U.S. Treasury Inflation Index 3.875% 04/15/2029	23,519,514	30,224,927
U.S. Treasury Inflation Index 4.250% 01/15/2010	11,122,830	11,733,161
		358,291,494
TOTAL BONDS & NOTES (Cost $360,033,193)		358,291,494
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(a)	939,763	939,763
TOTAL SHORT-TERM INVESTMENTS (Cost $939,763)		939,763
TOTAL INVESTMENTS — 99.5% (Cost $360,972,956)(b)		359,231,257
Other Assets/ (Liabilities) — 0.5%		1,853,385
NET ASSETS — 100.0%		$361,084,642

Notes to Portfolio of Investments

(a)  Maturity value of $939,842. Collateralized by a U.S. Government Agency obligation with a rate of 5.441%, maturity date of 05/15/2036, and an aggregate market value, including accrued interest, of $959,087.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 0.1%
COMMON STOCK — 0.0%
Airlines — 0.0%
UAL Corp.(a) (b)	1,876	$89,860
Electric — 0.0%
Dynegy, Inc. Cl. A(a)	239	2,201
TOTAL COMMON STOCK (Cost $0)		92,061
PREFERRED STOCK — 0.1%
Investment Companies
Special Value Expansion Fund LLC(c)	12,500	1,265,094
TOTAL PREFERRED STOCK (Cost $1,250,000)		1,265,094
TOTAL EQUITIES (Cost $1,250,000)		1,357,155
	Principal Amount
BONDS & NOTES — 98.8%
ASSET BACKED SECURITIES — 0.2%
Electric — 0.2%
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$2,245,280	2,357,497
Home Equity ABS — 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 7.200% 10/25/2028	33,406	33,258
Other ABS — 0.0%
Community Program Loan Trust Series 1987-A, Class A4 4.500% 10/01/2018	485,239	478,883
TOTAL ASSET BACKED SECURITIES (Cost $2,902,510)		2,869,638
CORPORATE DEBT — 35.1%
Advertising — 0.1%
Interpublic Group Co. Inc. 5.400% 11/15/2009	822,000	805,560

	Principal Amount	Market Value
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	$3,179,000	$3,209,827
Airlines — 0.0%
United Air Lines, Inc., Series 91B(d) (e) 10.110% 02/19/2049	443,789	-
US Airways, Inc., Class B(d) (e) 7.500% 04/15/2008	1,001,003	10
		10
Apparel — 0.3%
Kellwood Co. 7.625% 10/15/2017	507,000	443,625
Kellwood Co. 7.875% 07/15/2009	973,000	986,614
VF Corp. 6.450% 11/01/2037	2,510,000	2,499,847
		3,930,086
Auto Manufacturers — 0.3%
DaimlerChrysler NA Holding 4.050% 06/04/2008	4,339,000	4,303,950
Banks — 1.4%
Bank of America Corp. 3.250% 08/15/2008	4,106,000	4,050,109
Bank of America Corp. 7.400% 01/15/2011	121,248	129,194
Bank One Corp. 6.000% 08/01/2008	2,218,000	2,234,027
Barclays Bank PLC 5.450% 09/12/2012	2,500,000	2,528,025
HSBC Holdings PLC 6.500% 09/15/2037	7,100,000	7,034,495
Wachovia Corp. 5.300% 10/15/2011	3,778,000	3,775,979
Wells Fargo & Co. 4.125% 03/10/2008	2,467,000	2,454,386
		22,206,215
Beverages — 0.5%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	1,269,000	1,231,651
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	1,828,000	1,905,939
Coca-Cola Co. 5.350% 11/15/2017	1,825,000	1,812,366

	Principal Amount	Market Value
Constellation Brands, Inc. 8.000% 02/15/2008	$1,005,000	$1,005,000
Foster's Finance Corp.(c) 6.875% 06/15/2011	872,000	922,425
Miller Brewing Co.(c) 4.250% 08/15/2008	1,576,000	1,564,918
		8,442,299
Building Materials — 0.3%
American Standard, Inc. 7.375% 02/01/2008	1,142,000	1,145,693
American Standard, Inc. 7.625% 02/15/2010	3,006,000	3,149,152
		4,294,845
Chemicals — 0.5%
Cytec Industries, Inc. 5.500% 10/01/2010	1,918,000	1,933,754
Ecolab, Inc. 6.875% 02/01/2011	110,000	115,210
Lubrizol Corp. 4.625% 10/01/2009	2,531,000	2,510,613
Lubrizol Corp. 5.875% 12/01/2008	1,611,000	1,616,347
Sensient Technologies 6.500% 04/01/2009	2,133,000	2,155,695
		8,331,619
Commercial Services — 1.0%
Deluxe Corp. 7.375% 06/01/2015	500,000	495,000
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	2,174,000	2,157,930
Equifax, Inc. 4.950% 11/01/2007	1,590,000	1,590,000
Equifax, Inc. 7.000% 07/01/2037	1,370,000	1,388,173
ERAC USA Finance Co.(c) 6.700% 06/01/2034	1,620,000	1,524,247
ERAC USA Finance Co.(c) 7.000% 10/15/2037	4,865,000	4,787,447
ERAC USA Finance Co.(c) 7.950% 12/1/5/2009	37,000	38,980
Valassis Communications, Inc. 6.625% 01/15/2009	3,530,000	3,481,462
		15,463,239

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Computers — 0.2%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	$1,646,000	$1,666,763
IBM Canada Credit Services Corp.(c) 3.750% 11/30/2007	1,109,000	1,108,010
		2,774,773
Diversified Financial — 5.3%
American Express Co. 6.150% 08/28/2017	1,060,000	1,081,037
American General Finance Corp. 5.900% 09/15/2012	4,480,000	4,524,132
American General Finance Corp. 6.500% 09/15/2017	1,155,000	1,192,532
American Honda Finance Corp.(c) 3.850% 11/06/2008	3,035,000	2,996,201
BlackRock, Inc. 6.250% 09/15/2017	2,520,000	2,543,764
Boeing Capital Corp. 5.800% 01/15/2013	580,000	598,204
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	5,038,000	5,036,101
CIT Group, Inc. 3.650% 11/23/2007	3,654,000	3,649,871
CIT Group, Inc. 3.875% 11/03/2008	1,183,000	1,155,958
CIT Group, Inc. 5.125% 09/30/2014	2,400,000	2,209,548
Citigroup, Inc. 5.500% 02/15/2017	2,495,000	2,446,971
Citigroup, Inc. 7.250% 10/01/2010	136,904	145,034
Countrywide Home Loans, Inc. 3.250% 05/21/2008	4,641,000	4,410,950
Eaton Vance Corp. 6.500% 10/02/2017	3,375,000	3,445,433
Emerald Investment Grade CBO Ltd. FRN(c) 5.885% 05/24/2011	637,462	634,274
Franklin Resources, Inc. 3.700% 04/15/2008	3,543,000	3,526,507
General Electric Capital Corp. 5.375% 10/20/2016	2,407,000	2,398,823
General Motors Acceptance Corp. 6.875% 09/15/2011	216	199

	Principal Amount	Market Value
Glencore Funding LLC(c) 6.000% 04/15/2014	$2,330,000	$2,338,950
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	6,615,000	6,405,205
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	1,439,000	1,406,669
The Goldman Sachs Group, Inc. 6.750% 10/01/2037	1,435,000	1,440,411
Household Finance Corp. 4.125% 12/15/2008	3,529,000	3,492,881
Household Finance Corp. 6.375% 10/15/2011	669,000	691,423
HSBC Finance Corp. 5.900% 06/19/2012	3,770,000	3,841,762
Lazard Group LLC 6.850% 06/15/2017	1,575,000	1,556,363
Lazard Group LLC 7.125% 05/15/2015	2,407,000	2,438,772
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	3,885,000	3,910,210
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	2,640,000	2,615,844
Lehman Brothers Holdings, Inc. 7.000% 09/27/2027	510,000	520,839
Morgan Stanley 5.450% 01/09/2017	1,526,000	1,475,901
Residential Capital Corp. 7.125% 11/21/2008	3,444,000	2,901,570
SLM Corp. 5.000% 10/01/2013	2,129,000	1,881,493
Trains 10-2002 VRN(c) 6.962% 01/15/2012	1,949,248	2,047,802
		80,961,634
Electric — 3.3%
Allegheny Energy Supply Co. LLC(c) 8.250% 04/15/2012	1,516,000	1,644,860
Appalachian Power Co., Series G 3.600% 05/15/2008	2,231,000	2,211,771
Carolina Power & Light Co. 6.125% 09/15/2033	37,000	37,708

	Principal Amount	Market Value
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	$5,218,000	$5,220,625
Consolidated Edison Co. of New York, Inc. 6.150% 07/01/2008	69,000	69,444
Consumers Energy Co. 4.400% 08/15/2009	1,279,000	1,267,618
Entergy Gulf States, Inc.(f) 5.250% 08/01/2015	5,801,000	5,505,132
Ipalco Enterprises, Inc. 8.375% 11/14/2008	4,568,000	4,647,940
Kansas Gas & Electric Co. 5.647% 03/29/2021	1,736,000	1,674,858
Kiowa Power Partners LLC(c) 4.811% 12/30/2013	1,175,578	1,158,344
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	5,317,000	5,271,152
Monongahela Power 6.700% 06/15/2014	1,667,000	1,760,535
Nevada Power Co., Series L 5.875% 01/15/2015	2,193,000	2,199,917
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	4,385,000	4,443,483
Progress Energy Inc. 7.100% 03/01/2011	79,216	83,470
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	575,000	578,475
Tenaska Oklahoma(c) 6.528% 12/30/2014	1,491,925	1,501,861
TransAlta Corp. 5.750% 12/15/2013	4,496,000	4,484,477
Tri-State Generation & Transmission Association, Series 2003, Class A(c) 6.040% 01/31/2018	1,756,446	1,788,899
Tri-State Generation & Transmission Association, Series 2003, Class B(c) 7.144% 07/31/2033	2,232,000	2,379,447
Wisconsin Electric Power 3.500% 12/01/2007	3,106,000	3,101,972
		51,031,988
Electrical Components & Equipment — 0.4%
Ametek, Inc. 7.200% 07/15/2008	5,774,000	5,836,348

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electronics — 0.2%
Thomas & Betts Corp. 6.625% 05/07/2008	$2,151,000	$2,162,129
Thomas & Betts Corp., Series B 6.390% 02/10/2009	1,051,000	1,068,183
		3,230,312
Energy – Alternate Sources — 0.0%
MidAmerican Energy Holdings Co. 5.125% 01/15/2013	69,000	68,261
Environmental Controls — 0.5%
Allied Waste North America 6.500% 11/15/2010	6,395,000	6,434,969
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	1,899,000	1,851,525
Republic Services, Inc. 6.750% 08/15/2011	78,000	81,757
		8,368,251
Foods — 0.6%
Conagra Foods Inc. 6.750% 09/15/2011	121,248	127,305
Fred Meyer, Inc. 7.450% 03/01/2008	1,041,000	1,048,196
Hershey Foods Corp.(f) 7.200% 08/15/2027	538,000	614,827
Sara Lee Corp. 3.875% 06/15/2013	749,000	690,803
Smithfield Foods, Inc. 7.000% 08/01/2011	7,070,000	7,140,700
		9,621,831
Forest Products & Paper — 0.7%
International Paper Co. 3.800% 04/01/2008	7,806,000	7,757,712
Rock-Tenn Co. 5.625% 03/15/2013	505,000	472,175
Rock-Tenn Co. 8.200% 08/15/2011	1,891,000	1,938,275
		10,168,162
Gas — 0.5%
Australian Gas Light Co. Ltd.(c) 6.400% 04/15/2008	3,170,000	3,188,535
KeySpan Gas East Corp., Series A 6.900% 01/15/2008	617,000	619,071

	Principal Amount	Market Value
OAO Gazprom(c) 9.625% 03/01/2013	$1,520,000	$1,751,800
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	1,573,000	1,522,540
Southwest Gas Corp. 8.375% 02/15/2011	1,133,000	1,227,783
		8,309,729
Health Care – Products — 0.0%
Boston Scientific Corp. 5.450% 06/15/2014	91,000	82,810
Holding Company – Diversified — 0.2%
Leucadia National Corp. 7.000% 08/15/2013	1,411,000	1,375,725
Leucadia National Corp. 7.750% 08/15/2013	1,848,000	1,824,900
		3,200,625
Home Builders — 0.2%
Centex Corp. 7.875% 02/01/2011	1,480,000	1,436,531
D.R. Horton, Inc. 4.875% 01/15/2010	534,000	493,019
Lennar Corp., Series B 5.125% 10/01/2010	340,000	307,260
Lennar Corp., Series B 6.500% 04/15/2016	914,000	820,121
		3,056,931
Household Products — 0.2%
Kimberly-Clark Corp. 6.125% 08/01/2017	2,380,000	2,505,428
Housewares — 0.2%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	1,684,000	1,660,877
Toro Co. 7.800% 06/15/2027	773,000	825,460
		2,486,337
Insurance — 0.1%
Lincoln National Corp. 6.300% 10/09/2037	1,245,000	1,246,595
Internet — 0.1%
The Thomson Corp. 6.200% 01/05/2012	1,959,000	2,021,610
Investment Companies — 0.1%
Xstrata Finance Canada(c) 5.800% 11/15/2016	1,023,000	1,014,557

	Principal Amount	Market Value
Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	$1,347,000	$1,342,373
Lodging — 1.2%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	1,590,000	1,534,350
Marriot International(f) 6.200% 06/15/2016	4,038,000	4,059,046
MGM Mirage 6.000% 10/01/2009	4,111,000	4,100,722
MGM Mirage 6.750% 09/01/2012	3,197,000	3,149,045
Park Place Entertainment Corp. 7.000% 04/15/2013	1,478,000	1,544,510
Park Place Entertainment Corp. 7.500% 09/01/2009	1,608,000	1,660,260
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	760,000	762,547
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	1,909,000	2,033,996
		18,844,476
Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 8.875% 03/15/2011	2,713,000	2,889,345
Idex Corp. 6.875% 02/15/2008	3,408,000	3,423,367
		6,312,712
Manufacturing — 1.1%
Bombardier Capital, Inc.(c) 6.750% 05/01/2012	1,156,000	1,164,670
Carlisle Companies, Inc. 6.700% 05/15/2008	3,326,000	3,337,904
Cooper US, Inc. 6.100% 07/01/2017	2,110,000	2,179,689
Covidien International Finance SA(c) 6.550% 10/15/2037	1,755,000	1,787,919
Dover Corp. 6.250% 06/01/2008	1,478,000	1,484,919
Pentair, Inc. 7.850% 10/15/2009	3,100,000	3,270,109
Tyco Electronics Group SA(c) 6.000% 10/01/2012	1,215,000	1,228,676

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Tyco Electronics Group SA(c) 6.550% 10/01/2017	$1,100,000	$1,122,470
Tyco Electronics Group SA(c) 7.125% 10/01/2037	1,280,000	1,338,177
		16,914,533
Media — 4.4%
Belo Corp. 8.000% 11/01/2008	2,526,000	2,573,203
Clear Channel Communications, Inc. 4.250% 05/15/2009	1,877,000	1,805,342
Clear Channel Communications, Inc. 4.625% 01/15/2008	4,568,000	4,545,128
Comcast Cable Communications, Inc. 6.200% 11/15/2008	4,728,000	4,771,569
Comcast Cable Communications, Inc. 8.375% 03/15/2013	121,000	136,538
Comcast Corp. 5.500% 03/15/2011	1,142,000	1,148,796
Cox Communications, Inc. 4.625% 01/15/2010	10,282,000	10,168,518
Cox Communications, Inc. 6.750% 03/15/2011	196,000	204,728
Cox Enterprises, Inc.(c) 4.375% 05/01/2008	4,408,000	4,390,196
Dow Jones & Co., Inc. 3.875% 2/15/2008	4,225,000	4,211,134
Echostar DBS Corp. 7.125% 02/01/2016	2,284,000	2,386,780
Knight-Ridder, Inc. 7.125% 06/01/2011	690,000	673,201
McGraw-Hill Cos Inc. 5.375% 11/15/2012	2,500,000	2,497,775
News America Holdings, Inc. 6.750% 01/09/2038	1,478,000	1,558,866
News America Holdings, Inc. 8.875% 04/26/2023	1,976,000	2,406,481
Rogers Cable Inc. 7.875% 05/01/2012	2,398,000	2,605,763
Rogers Cable, Inc. 5.500% 03/15/2014	822,000	803,471
Scholastic Corp. 5.000% 04/15/2013	1,749,000	1,516,131
Shaw Communications, Inc. 8.250% 04/11/2010	4,856,000	5,159,500

	Principal Amount	Market Value
Tele-Communications- TCI Group 9.800% 02/01/2012	$155,000	$179,520
Thomson Corp. 5.700% 10/01/2014	4,690,000	4,684,686
Time Warner, Inc. 5.875% 11/15/2016	3,033,000	3,013,252
Viacom, Inc. 6.250% 04/30/2016	1,188,000	1,199,733
Viacom, Inc. 6.625% 05/15/2011	3,558,000	3,699,046
Viacom, Inc. 7.875% 07/30/2030	970,000	1,065,717
		67,405,074
Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 02/15/2010	2,969,000	2,948,134
Mining — 0.6%
Alcan Aluminum Ltd. 6.250% 11/01/2008	1,848,000	1,862,494
Codelco, Inc.(c) 6.150% 10/24/2036	1,503,000	1,501,344
Vale Overseas Ltd. 6.250% 01/23/2017	1,626,000	1,644,071
Vale Overseas Ltd. 6.875% 11/21/2036	1,494,000	1,553,077
Vulcan Materials Co. 6.000% 04/01/2009	2,957,000	3,001,837
		9,562,823
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 05/15/2012	1,175,000	1,175,349
Office Furnishings — 0.2%
Miller (Herman), Inc. 7.125% 03/15/2011	2,259,000	2,381,813
Oil & Gas — 0.8%
Enterprise Products Operating LP 7.500% 02/01/2011	735,000	779,511
Mobil Corp.(f) 8.625% 08/15/2021	3,326,000	4,390,257
Newfield Exploration Co 7.625% 03/01/2011	987,000	1,024,012
Northern Natural Gas Co.(c) 7.000% 06/01/2011	709,000	749,797
The Premcor Refining Group, Inc. 6.750% 05/01/2014	1,105,000	1,149,780
Tesoro Corp.(c) 6.500% 06/01/2017	1,100,000	1,086,250

	Principal Amount	Market Value
XTO Energy, Inc. 4.900% 02/01/2014	$3,746,000	$3,615,770
		12,795,377
Oil & Gas Services — 0.2%
Colonial Pipeline Co.(c) 7.630% 04/15/2032	1,656,000	1,968,982
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	1,009,000	961,072
		2,930,054
Packaging & Containers — 0.3%
Bemis Co., Inc. 6.500% 08/15/2008	831,000	835,862
Packaging Corp. of America 5.750% 08/01/2013	1,425,000	1,426,746
Pactiv Corp. 5.875% 07/15/2012	1,140,000	1,161,574
Pactiv Corp. 6.400% 01/15/2018	1,025,000	1,058,233
Sealed Air Corp.(c) 6.875% 07/15/2033	717,000	677,809
		5,160,224
Pipelines — 2.2%
Alliance Pipeline LP(c) 6.996% 12/31/2019	1,218,337	1,334,006
Boardwalk Pipelines LLC 5.500% 02/01/2017	914,000	877,475
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	3,500,000	3,610,261
Duke Energy Field Services Corp.(f) 7.875% 08/16/2010	3,696,000	3,952,499
Enbridge, Inc. 5.800% 06/15/2014	4,010,000	4,053,749
Gulf South Pipeline Co. LP(c) 5.050% 02/01/2015	868,000	831,069
Kern River Funding Corp.(c) 4.893% 04/30/2018	3,036,571	3,025,700
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	685,000	685,886
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	822,000	832,864

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	$571,000	$565,028
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	2,160,000	2,263,846
Kinder Morgan Energy Partners LP 7.125% 03/15/2012	59,000	62,410
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	585,000	575,087
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	1,891,000	1,953,817
Plains All American Pipeline Co. 4.750% 08/15/2009	475,000	471,622
Plains All American Pipeline Co. 5.625% 12/15/2013	2,197,000	2,190,409
Southern Natural Gas Co.(c) 5.900% 04/01/2017	1,345,000	1,317,504
Texas Eastern Transmission LP(c) 6.000% 09/15/2017	850,000	857,157
Trans-Canada Pipelines 6.200% 10/15/2037	2,455,000	2,462,215
Transcontinental Gas Pipe Line Corp. 8.875% 07/15/2012	1,830,000	2,054,175
		33,976,779
Real Estate Investment Trusts (REITS) — 1.3%
Brandywine Operating Partnership LP 5.625% 12/15/2010	1,686,000	1,681,630
BRE Properties, Inc. 7.450% 01/15/2011	1,848,000	1,949,126
iStar Financial, Inc. REIT 7.000% 03/15/2008	2,046,000	2,046,194
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	703,000	688,541
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	1,347,000	1,225,053
Kimco Realty Corp., Series B 7.860% 11/01/2007	2,923,000	2,923,000

	Principal Amount	Market Value
Prologis REIT 5.250% 11/15/2010	$3,508,000	$3,499,209
Senior Housing Properties Trust REIT 8.625% 01/15/2012	457,000	493,560
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	1,754,000	1,751,355
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	3,650,000	3,868,401
		20,126,069
Retail — 0.3%
J.C. Penney Co., Inc. 7.950% 04/01/2017	649,000	724,558
Lowe's Companies, Inc. 5.600% 09/15/2012	1,350,000	1,369,208
McDonald's Corp. 6.300% 10/15/2037	645,000	658,146
Sears Roebuck Acceptance Corp. 6.750% 08/15/2011	167,216	167,478
Yum! Brands, Inc. 6.875% 11/15/2037	2,405,000	2,403,143
		5,322,533
Savings & Loans — 0.2%
Washington Mutual Bank 5.650% 08/15/2014	4,038,000	3,737,217
Software — 0.1%
Certegy, Inc. 4.750% 09/15/2008	1,035,000	1,025,944
Telecommunications — 2.7%
Anixter, Inc. 5.950% 03/01/2015	2,800,000	2,562,000
AT&T Corp. 6.000% 03/15/2009	15,000	15,199
AT&T, Inc. 6.500% 09/01/2037	1,485,000	1,566,408
British Telecom PLC Step 9.125% 12/15/2030	1,050,000	1,419,924
Deutsche Telekom International Finance B.V. Step 8.250% 06/15/2030	4,535,000	5,651,807
Embarq Corp. 7.082% 06/01/2016	1,046,000	1,093,209
Qwest Corp. 7.875% 09/01/2011	3,715,000	3,919,325
Qwest Corp. 8.875% 03/15/2012	3,696,000	4,047,120

	Principal Amount	Market Value
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	$1,553,000	$1,586,456
SBC Communications, Inc. 6.125% 02/15/2008	1,462,000	1,464,911
Sprint Capital Corp. 6.125% 11/15/2008	6,669,000	6,706,326
Sprint Capital Corp. 6.900% 05/01/2019	1,373,000	1,373,091
Sprint Nextel Corp. 6.000% 12/01/2016	3,490,000	3,355,670
Telecom Italia Capital SA 6.000% 09/30/2034	1,663,000	1,592,810
Telefonica Emisiones, S.A.U. 7.045% 06/20/2036	2,845,000	3,124,959
Verizon Global Funding Corp. 4.375% 06/01/2013	840,000	806,856
Verizon Global Funding Corp. 7.750% 12/01/2030	987,000	1,162,756
Verizon Virginia, Inc., Series A 4.625% 03/15/2013	46,000	44,173
		41,493,000
Textiles — 0.1%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	1,306,000	1,389,263
Transportation — 0.9%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	2,658,000	2,797,114
Canadian National Railway Co. 5.850% 11/15/2017	1,200,000	1,221,006
Canadian National Railway Co. 6.375% 11/15/2037	1,070,000	1,106,060
CNF, Inc. 8.875% 05/01/2010	1,848,000	1,997,017
CSX Corp. 6.250% 10/15/2008	2,853,000	2,881,593
CSX Corp. 7.250% 05/01/2027	733,000	795,811
Norfolk Southern Corp. 6.000% 04/30/2008	2,129,000	2,140,771
Norfolk Southern Corp. 7.250% 02/15/2031	110,000	123,341
		13,062,713

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Trucking & Leasing — 0.3%
TTX Co.(c) 4.500% 12/15/2010	$4,805,000	$4,744,923
TOTAL CORPORATE DEBT (Cost $541,366,809)		539,625,215
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
Commercial MBS — 4.2%
Bank of America Large Loan, Series 2001-FMA, Class A2(c) 6.490% 12/13/2016	1,404,000	1,460,265
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	5,025,000	4,999,380
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	3,125,000	3,113,775
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	6,325,000	6,311,693
JP Morgan Commercial Mortgage Finance Corp., Series 1999-C7, Class A2 6.507% 10/15/2035	171,412	172,441
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	15,165,000	15,016,856
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	14,206,000	14,107,817
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	7,750,000	7,797,018
Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A1(c) 6.148% 02/03/2016	1,268,659	1,289,945

	Principal Amount	Market Value
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(c) 6.920% 02/03/2014	$2,218,000	$2,280,323
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 6.055% 02/15/2051	7,970,000	8,123,774
		64,673,287
Home Equity ABS — 0.6%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	10,323,000	9,490,708
Other ABS — 0.8%
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(c) 6.360% 09/20/2010	2,284,000	2,224,045
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(c) 6.246% 01/11/2013	3,050,000	2,962,496
Newport Waves CDO, Series 2007-1A, Class A3LS(c) 6.188% 06/20/2014	5,000,000	4,570,313
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class A7, FRN(c) 7.588% 09/20/2010	1,750,000	1,676,992
Salt Creek High Yield CSO Ltd., Series 2005-1A, Class B2, FRN(c) 8.188% 09/20/2010	1,350,000	1,286,086
		12,719,932
Transportation — 0.0%
FedEx Corp., Series 1997-1, Class A 7.500% 01/15/2018	74,702	81,051
WL Collateral CMO — 4.6%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	5,471,005	5,183,136

	Principal Amount	Market Value
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.534% 08/25/2034	$1,893,195	$1,872,253
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA FRN 3.994% 07/25/2034	4,456,282	4,381,563
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	11,460,694	11,334,627
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.302% 09/25/2033	527,970	533,946
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.013% 02/25/2034	461,056	463,803
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	105,591	107,985
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.640% 08/25/2034	543,292	546,645
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 5.241% 05/25/2037	7,194,867	7,084,181
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 6.933% 08/25/2034	990,117	993,116
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.227% 07/25/2033	82,131	82,025
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 6.226% 02/25/2034	220,098	222,429

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	$24,567	$25,023
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.419% 03/25/2034	661,845	675,507
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	4,845,630	4,738,120
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	1,092,126	1,151,141
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	2,221,140	2,256,709
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	992,153	997,906
Washington Mutual, Inc., Series 2004-AR14, Class A1 FRN 4.259% 01/25/2035	7,800,761	7,677,359
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.333% 04/25/2044	1,590,580	1,597,276
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	5,369,828	5,324,910
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.573% 12/25/2034	6,675,385	6,599,676
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	6,739,295	6,700,499
		70,549,835

	Principal Amount	Market Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.153% 06/25/2032	$440,216	$438,645
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $160,287,183)		157,953,458
SOVEREIGN DEBT OBLIGATIONS — 0.8%
Province of Ontario 4.750% 01/19/2016	6,760,000	6,651,813
United Mexican States 5.625% 01/15/2017	5,239,000	5,314,966
		11,966,779
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $11,747,667)		11,966,779
U.S. GOVERNMENT AGENCY OBLIGATIONS — 44.1%
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	1,814,751	1,786,882
U.S. Government Agencies — 44.0%
Collateralized Mortgage Obligations
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	1,738,031	1,788,773
FNMA Series 1989-20, Class A 6.750% 04/25/2018	1,263,899	1,309,650
		3,098,423
Pass-Through Securities
FHLMC 4.500% 10/01/2018	209,265	203,355
FHLMC 5.000% 10/01/2035	22,461,613	21,579,817
FHLMC 5.500% 12/01/2020- 06/01/2033	46,215,534	46,255,645
FHLMC 6.000% 06/01/2016- 02/01/2018	826,461	846,364
FHLMC 6.500% 05/01/2016- 07/01/2017	1,301,456	1,335,942

	Principal Amount	Market Value
FHLMC 7.000% 07/01/2029- 10/01/2031	$1,004,818	$1,050,719
FHLMC 7.500% 06/01/2015- 01/01/2031	604,257	641,441
FHLMC 8.000% 03/01/2015- 08/01/2015	630,847	670,330
FHLMC 8.250% 05/01/2017	78,446	83,578
FHLMC 8.500% 11/01/2025	86,274	94,199
FHLMC 9.000% 03/01/2017	5,268	5,604
FNMA 3.875% 02/15/2010	31,974,000	31,648,597
FNMA 4.500% 09/01/2018- 04/01/2021	12,259,580	11,871,331
FNMA 5.000% 03/01/2018- 09/01/2035	36,285,129	34,860,189
FNMA 5.500% 03/01/2017- 09/01/2035	101,248,491	100,784,446
FNMA 6.000% 05/01/2011	20,444	20,808
FNMA 6.500% 05/01/2017	609,655	627,096
FNMA 7.000% 12/01/2029- 07/01/2032	243,371	254,196
FNMA 7.500% 09/01/2029- 10/01/2031	274,674	292,003
FNMA 8.000% 07/01/2020- 09/01/2031	753,554	810,159
FNMA 8.500% 08/01/2026	202,048	219,333
FNMA FRN 4.363% 10/01/2034	7,487,867	7,412,618
FNMA TBA(g) 4.500% 11/01/2037	91,812,000	85,514,266
FNMA TBA(g) 5.000% 12/01/2037	38,976,000	37,377,376
FNMA TBA(g) 6.500% 11/01/2037	78,875,000	80,729,793
GNMA 5.500% 06/15/2036	56,016,509	55,725,486
GNMA 6.000% 06/15/2011- 08/15/2037	15,271,284	15,477,315

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
GNMA 6.500% 08/15/2028- 09/15/2037	$102,971,222	$105,996,987
GNMA 7.000% 08/15/2023- 08/15/2032	1,451,667	1,521,596
GNMA 7.250% 07/20/2021- 07/20/2022	676,446	714,676
GNMA 7.500% 06/15/2011- 09/15/2023	463,538	489,313
GNMA 8.000% 12/15/2007- 11/15/2030	217,931	231,726
GNMA 8.500% 08/15/2030	4,352	4,758
GNMA 9.000% 04/15/2009- 10/15/2009	2,184	2,237
GNMA TBA(g) 5.500% 11/01/2037	28,400,000	28,229,157
		673,582,456
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $677,400,809)		678,467,761
U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bond(b) (f) 6.125% 11/15/2027	11,828,000	13,838,760
U.S. Treasury Bond(b) (f) (h) 6.125% 08/15/2029	37,593,000	44,347,992
U.S. Treasury Bond 6.875% 08/15/2025	4,495,000	5,601,894
U.S. Treasury Bond(f) 7.125% 02/15/2023	3,216,000	4,028,542
U.S. Treasury Bond(b) (f) 8.875% 08/15/2017	16,116,000	21,614,326
U.S. Treasury Note(b) 4.500% 05/15/2017	33,835,000	33,940,734
U.S. Treasury Note(f) 4.875% 05/31/2011	5,255,000	5,403,618
		128,775,866
TOTAL U.S. TREASURY OBLIGATIONS (Cost $124,345,615)		128,775,866
TOTAL BONDS & NOTES (Cost $1,518,050,593)		1,519,658,717

	Principal Amount	Market Value
OPTIONS — 0.2%
Bear Stearns Bank Put, Expires 9/21/2009, Strike 4.58	$29,625,000	$438,465
Bear Stearns Co., Inc. Floor, Expires 10/01/2014, Strike 0.00	23,800,000	263,365
Bear Stearns Put, Expires 9/21/2009, Strike 5.05	121,500,000	1,310,619
TOTAL OPTIONS (Cost $1,768,670)		2,012,449
TOTAL LONG TERM INVESTMENTS (Cost $1,521,069,263)		1,523,028,321
SHORT-TERM INVESTMENTS — 21.3%
Cash Equivalents — 6.0%(j)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	662,613	662,613
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	1,656,516	1,656,516
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	1,325,213	1,325,213
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	1,987,819	1,987,819
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	828,258	828,258
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	1,987,819	1,987,819
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	1,325,213	1,325,213
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	828,258	828,258
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	828,258	828,258
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	993,910	993,910
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	828,258	828,258

	Principal Amount	Market Value
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	$3,975,639	$3,975,639
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	1,656,516	1,656,516
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	1,656,516	1,656,516
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	993,910	993,910
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	3,313,032	3,313,032
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	3,313,032	3,313,032
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	662,606	662,606
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	2,153,471	2,153,471
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	828,258	828,258
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	993,910	993,910
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	2,484,774	2,484,774
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	3,313,032	3,313,032
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	2,484,774	2,484,774
Freddie Mac Agency 4.533% 11/05/2007	208,203	208,203
Freddie Mac Agency Discount Note 4.527% 11/13/2007	644,898	644,898
General Electric Capital Corp. 4.822% 11/14/2007	3,298,013	3,298,013
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,656,516	1,656,516
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	2,484,774	2,484,774

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	$1,656,516	$1,656,516
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	3,313,032	3,313,032
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	3,313,032	3,313,032
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	2,484,774	2,484,774
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	1,490,865	1,490,865
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	828,258	828,258
Reserve Primary Money Market Fund(i)	1,505,977	1,505,977
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	993,910	993,910
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	4,969,549	4,969,549
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	828,258	828,258
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	1,656,516	1,656,516
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	3,313,032	3,313,032
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	1,325,213	1,325,213
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	662,606	662,606
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	1,325,213	1,325,213
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	5,175,803	5,175,803
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	828,258	828,258
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	2,484,774	2,484,774

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	$828,258	$828,258
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	1,656,516	1,656,516
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	1,656,516	1,656,516
		91,670,885
Commercial Paper — 15.3%
Cadbury Schweppes Financial 5.550% 11/07/2007	10,000,000	9,990,750
Campbell Soup Co. 5.000% 11/01/2007	11,636,000	11,636,000
Cargill, Inc.(c) 5.400% 11/20/2007	10,993,000	10,961,670
CIT Group, Inc. 5.050% 12/20/2007	9,063,000	9,000,703
Computer Sciences Corp. 4.950% 11/30/2007	15,200,000	15,139,390
Computer Sciences Corp. 5.200% 11/21/2007	10,888,000	10,856,546
Devon Energy Corp. 5.170% 11/15/2007	12,000,000	11,975,873
Dow Chemical Co. 5.250% 01/25/2008	16,124,000	15,924,130
Dow Jones & Co., Inc. 5.070% 11/27/2007	3,379,000	3,366,627
DTE Capital Corp. 5.170% 11/29/2007	16,141,000	16,076,095
Duke Energy Carolinas 5.250% 11/05/2007	9,990,000	9,984,173
General Mills, Inc. 5.200% 11/14/2007	5,838,000	5,827,038
Kellogg Co. 5.200% 11/26/2007	12,558,000	12,512,652
Marathon Oil Corp. 5.300% 11/09/2007	4,983,000	4,977,131
Monsanto Co. 5.250% 11/30/2007	7,938,000	7,904,429
New Center Asset Trust 4.850% 12/21/2007	12,581,000	12,496,253
R.R Donnelly & Sons 5.300% 11/02/2007	4,163,000	4,162,387
Ryder System, Inc. 5.100% 11/28/2007	4,799,000	4,780,644
Ryder System, Inc. 5.300% 11/13/2007	7,094,000	7,081,467
South Carolina Electric & Gas 5.200% 11/28/2007	3,685,000	3,670,628

	Principal Amount	Market Value
South Carolina Electric & Gas 5.300% 11/06/2007	$6,600,000	$6,595,142
Starbucks Corp. 5.200% 11/16/2007	13,294,000	13,265,196
Time Warner Cable, Inc. 5.310% 11/08/2007	12,947,000	12,933,632
United Healthcare Corp.(c) 5.550% 12/17/2007	14,980,000	14,873,767
		235,992,323
TOTAL SHORT-TERM INVESTMENTS (Cost $327,663,208)		327,663,208
TOTAL INVESTMENTS — 120.4% (Cost $1,848,732,471)(k)		1,850,691,529
Other Assets/ (Liabilities) — (20.4%)		(313,051,403)
NET ASSETS — 100.0%		$1,537,640,126

Notes to Portfolio of Investments

FRN - Floating Rate Note

STEP - Step up bond

TBA - To be announced

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $106,369,202 or 6.9% of net assets.

(d)  Security is currently in default.

(e)  This security is valued in good faith under procedures established by the Board of Trustees.

(f)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 0.2%
COMMON STOCK — 0.0%
Diversified Financial — 0.0%
Contifinancial Corp. Liquidating Trust(a)	114,845	$1,709
Telecommunications — 0.0%
Manitoba Telecom Services, Inc.	1,909	94,465
TOTAL COMMON STOCK (Cost $138,241)		96,174
PREFERRED STOCK — 0.2%
Investment Companies Special Value Expansion Fund LLC(b)	7,500	759,056
TOTAL PREFERRED STOCK (Cost $750,000)		759,056
TOTAL EQUITIES (Cost $888,241)		855,230
	Principal Amount
BONDS & NOTES — 96.0%
ASSET BACKED SECURITIES — 0.1%
Electric — 0.1%
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$554,409	582,130
Home Equity ABS — 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 FRN 7.200% 10/25/2028	1,518	1,511
TOTAL ASSET BACKED SECURITIES (Cost $597,277)		583,641
CORPORATE DEBT — 35.0%
Advertising — 0.0%
RH Donnelley Corp. 8.875% 01/15/2016	175,000	175,000
Aerospace & Defense — 0.1%
Goodrich (B.F.) Co. 7.500% 04/15/2008	100,000	100,970

	Principal Amount	Market Value
TransDigm, Inc. 7.750% 07/15/2014	$325,000	$330,687
		431,657
Apparel — 0.3%
Kellwood Co. 7.625% 10/15/2017	65,000	56,875
Kellwood Co. 7.875% 07/15/2009	200,000	202,798
VF Corp. 6.450% 11/01/2037	1,150,000	1,145,348
		1,405,021
Auto Manufacturers — 0.4%
DaimlerChrysler NA Holding 4.050% 06/04/2008	100,000	99,192
Ford Motor Co. 7.450% 07/16/2031	1,000,000	790,000
General Motors Corp.(c) 8.375% 07/15/2033	1,090,000	991,900
		1,881,092
Automotive & Parts — 0.7%
Affinia Group, Inc. 9.000% 11/30/2014	240,000	224,400
American Tire Distributer FRN(b) 11.481% 04/01/2012	400,000	404,000
The Goodyear Tire & Rubber Co.(c) 9.000% 07/01/2015	163,000	178,281
Johnson Controls, Inc. 6.300% 02/01/2008	575,000	575,701
Lear Corp., Series B 8.750% 12/01/2016	500,000	480,000
Stanadyne Corp. 10.000% 08/15/2014	450,000	456,750
Tenneco Automotive, Inc.(c) 8.625% 11/15/2014	650,000	663,000
Titan International, Inc. 8.000% 01/15/2012	75,000	75,000
United Components, Inc. 9.375% 06/15/2013	665,000	678,300
		3,735,432
Banks — 1.4%
Bank of America Corp. 4.250% 10/01/2010	225,000	221,572
Bank of America Corp.(c) 6.000% 09/01/2017	750,000	764,572

	Principal Amount	Market Value
Barclays Bank PLC 5.450% 09/12/2012	$1,100,000	$1,112,331
HSBC Holdings PLC 6.500% 09/15/2037	1,900,000	1,882,471
Wachovia Bank NA 7.800% 08/18/2010	950,000	1,018,181
Wachovia Corp. 5.300% 10/15/2011	1,245,000	1,244,334
Wells Fargo & Co. 4.125% 03/10/2008	750,000	746,165
Wells Fargo & Co. 4.875% 01/12/2011	235,000	233,719
		7,223,345
Beverages — 0.7%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	65,000	63,087
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	450,000	469,186
Coca-Cola Co. 5.350% 11/15/2017	800,000	794,462
Diageo Finance BV 3.875% 04/01/2011	1,010,000	971,116
Foster's Finance Corp.(b) 6.875% 06/15/2011	430,000	454,866
Miller Brewing Co.(b) 4.250% 08/15/2008	275,000	273,066
Molson Coors Capital Finance ULC 4.850% 09/22/2010	500,000	496,544
		3,522,327
Building Materials — 0.3%
American Standard, Inc. 7.375% 02/01/2008	852,000	854,755
American Standard, Inc. 7.625% 02/15/2010	100,000	104,762
Interline Brands, Inc. 8.125% 06/15/2014	325,000	324,187
York International Corp. 6.700% 06/01/2008	365,000	367,518
		1,651,222
Chemicals — 0.3%
Cytec Industries, Inc. 5.500% 10/01/2010	415,000	418,409
Ecolab, Inc. 6.875% 02/01/2011	135,000	141,395
Innophos, Inc. Step 8.875% 08/15/2014	100,000	100,750
Lubrizol Corp. 5.875% 12/01/2008	315,000	316,045

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Praxair, Inc. 6.500% 03/01/2008	$550,000	$552,764
		1,529,363
Commercial Services — 1.4%
Aramark Corp. 8.500% 02/01/2015	225,000	227,812
ARAMARK Corp. FRN 8.856% 02/01/2015	225,000	226,125
Cenveo Corp. 7.875% 12/01/2013	250,000	234,375
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	650,000	645,195
Equifax, Inc. 4.950% 11/01/2007	625,000	625,000
Equifax, Inc. 7.000% 07/01/2037	355,000	359,709
ERAC USA Finance Co.(b) 6.700% 06/01/2034	250,000	235,223
ERAC USA Finance Co.(b) 7.000% 10/15/2037	2,400,000	2,361,742
ERAC USA Finance Co.(b) 7.950% 12/15/2009	455,000	479,348
Great Lakes Dredge & Dock Corp. 7.750% 12/15/2013	130,000	126,100
Iron Mountain, Inc.(c) 8.750% 07/15/2018	285,000	299,250
Penhall International(b) 12.000% 08/01/2014	450,000	460,125
Rental Service Corp. 9.500% 12/01/2014	200,000	192,250
United Rentals 7.750% 11/15/2013	210,000	223,650
Valassis Communications, Inc. 8.250% 03/01/2015	180,000	151,650
		6,847,554
Computers — 0.1%
Compucom Systems, Inc.(b) 12.500% 10/01/2015	290,000	290,000
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	290,000	293,658
		583,658
Diversified Financial — 6.0%
Alamosa Delaware, Inc. 8.500% 01/31/2012	1,000,000	1,041,021
American Express Co. 6.150% 08/28/2017	300,000	305,954
American General Finance Corp. 5.900% 09/15/2012	1,610,000	1,625,860

	Principal Amount	Market Value
American General Finance Corp. 6.500% 09/15/2017	$550,000	$567,872
American Honda Finance Corp.(b) 3.850% 11/06/2008	200,000	197,443
BlackRock, Inc. 6.250% 09/15/2017	1,200,000	1,211,316
Boeing Capital Corp. 5.800% 01/15/2013	150,000	154,708
Boeing Capital Corp., Ltd. 6.500% 02/15/2012	1,040,000	1,099,292
Capital One Bank 5.000% 06/15/2009	680,000	675,484
CIT Group, Inc. 3.650% 11/23/2007	850,000	849,039
CIT Group, Inc. 3.875% 11/03/2008	275,000	268,714
CIT Group, Inc. 5.125% 09/30/2014	675,000	621,435
Citigroup, Inc. 5.500% 02/15/2017	725,000	711,044
Citigroup, Inc. 5.850% 12/11/2034	475,000	453,876
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,000,000	950,431
Eaton Vance Corp. 6.500% 10/02/2017	1,100,000	1,122,956
Emerald Investment Grade CBO Ltd. FRN(b) 5.885% 05/24/2011	215,487	214,409
ERAC USA Finance Co.(b) 6.800% 02/15/2008	100,000	100,260
Ford Motor Credit Co. 8.000% 12/15/2016	500,000	462,897
Franklin Resources, Inc. 3.700% 04/15/2008	1,675,000	1,667,203
General Electric Capital Corp. 4.250% 12/01/2010	270,000	265,919
General Electric Capital Corp. 5.375% 10/20/2016	1,200,000	1,195,924
Glencore Funding LLC(b) 6.000% 04/15/2014	600,000	602,305
GMAC LLC 6.875% 08/28/2012	330,000	297,493
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	1,175,000	1,147,110
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	1,000,000	968,285

	Principal Amount	Market Value
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	$440,000	$430,114
The Goldman Sachs Group, Inc. 6.750% 10/01/2037	605,000	607,281
Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co.(b) 9.750% 04/01/2017	375,000	381,562
Household Finance Corp. 4.125% 12/15/2008	375,000	371,162
Household Finance Corp. 6.375% 10/15/2011	660,000	682,121
HSBC Finance Corp. 5.900% 06/19/2012	1,300,000	1,324,745
Hughes Network System LLC 9.500% 04/15/2014	175,000	179,594
Idearc, Inc. 8.000% 11/15/2016	320,000	320,800
Lazard Group LLC 6.850% 06/15/2017	635,000	627,486
Lazard Group LLC 7.125% 05/15/2015	505,000	511,666
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	1,260,000	1,268,176
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	825,000	817,451
Lehman Brothers Holdings, Inc. 7.000% 09/27/2027	175,000	178,719
MBNA Corp. 4.625% 09/15/2008	430,000	428,401
Merrill Lynch & Co., Inc. 4.125% 01/15/2009	775,000	765,450
Morgan Stanley 5.450% 01/09/2017	450,000	435,226
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp.(b) (c) 10.625% 04/01/2017	275,000	256,437
Residential Capital Corp. 7.125% 11/21/2008	1,090,000	918,325
SLM Corp., Series A 4.000% 01/15/2009	1,000,000	966,932
Snoqualmie Ent Authority(b) 9.125% 02/01/2015	75,000	73,687
		30,323,585

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electric — 2.8%
Allegheny Energy Supply Co. LLC(b) 8.250% 04/15/2012	$325,000	$352,625
Appalachian Power Co., Series G 3.600% 05/15/2008	375,000	371,768
Carolina Power & Light Co. 5.950% 03/01/2009	1,410,000	1,423,671
Centerpoint Energy, Inc. Series B 6.850% 06/01/2015	525,000	549,566
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	785,000	785,395
Consumers Energy Co. 4.400% 08/15/2009	600,000	594,661
Dominion Resources, Inc. 4.125% 02/15/2008	385,000	383,684
Duke Energy Corp. 4.200% 10/01/2008	210,000	208,385
Edison Mission Energy Corp. 7.750% 06/15/2016	40,000	41,100
Elwood Energy LLC 8.159% 07/05/2026	526,905	539,982
Entergy Gulf States, Inc. 5.250% 08/01/2015	425,000	403,324
Exelon Corp. 4.900% 06/15/2015	700,000	656,753
Indianapolis Power & Light(b) 6.300% 07/01/2013	175,000	180,861
Intergen NV(b) 9.000% 06/30/2017	300,000	317,250
Kansas Gas & Electric Co. 5.647% 03/29/2021	349,016	336,724
Kiowa Power Partners LLC(b) 4.811% 12/30/2013	227,214	223,883
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	640,000	634,481
MidAmerican Funding LLC 6.750% 03/01/2011	725,000	753,007
Monongahela Power 6.700% 06/15/2014	275,000	290,430
Nevada Power Co., Series L 5.875% 01/15/2015	200,000	200,631
Niagara Mohawk Power Corp., Series G 7.750% 10/01/2008	150,000	153,363
NRG Energy, Inc. 7.375% 02/01/2016	450,000	448,875

	Principal Amount	Market Value
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	$1,385,000	$1,403,472
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	62,000	62,375
Tenaska Oklahoma(b) 6.528% 12/30/2014	282,870	284,754
TransAlta Corp. 5.750% 12/15/2013	1,500,000	1,496,155
Tri-State Generation & Transmission Association, Series 2003, Class A(b) 6.040% 01/31/2018	131,471	133,900
Tri-State Generation & Transmission Association, Series 2003, Class B(b) 7.144% 07/31/2033	290,000	309,158
Wisconsin Electric Power 3.500% 12/01/2007	560,000	559,274
		14,099,507
Electrical Components & Equipment — 0.2%
Ametek, Inc. 7.200% 07/15/2008	760,000	768,206
Electronics — 0.5%
Thermo Electron Corp. 7.625% 10/30/2008	1,110,000	1,131,258
Thomas & Betts Corp., Series B 6.390% 02/10/2009	1,500,000	1,524,523
		2,655,781
Engineering & Construction — 0.1%
North American Energy Partners, Inc. 8.750% 12/01/2011	475,000	479,750
Entertainment — 0.4%
AMC Entertainment, Inc. 11.000% 02/01/2016	265,000	286,862
Diamond Jo LLC 8.750% 04/15/2012	400,000	399,000
Mohegan Tribal Gaming Authority 6.125% 02/15/2013	600,000	571,500
Tunica-Biloxi Gaming Authority(b) 9.000% 11/15/2015	625,000	650,000
		1,907,362
Environmental Controls — 0.2%
Republic Services, Inc. 6.750% 08/15/2011	485,000	508,360

	Principal Amount	Market Value
Waste Services, Inc. 9.500% 04/15/2014	$600,000	$600,000
		1,108,360
Foods — 0.5%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	755,185
General Mills Inc. 5.700% 02/15/2017	1,500,000	1,483,912
Land O' Lakes, Inc. 8.750% 11/15/2011	150,000	153,750
Sara Lee Corp. 3.875% 06/15/2013	240,000	221,352
Stater Brothers Holdings 7.750% 04/15/2015	100,000	99,750
		2,713,949
Forest Products & Paper — 0.4%
International Paper Co.(c) 3.800% 04/01/2008	1,900,000	1,888,247
Newark Group, Inc. 9.750% 03/15/2014	190,000	186,200
Rock-Tenn Co. 8.200% 08/15/2011	60,000	61,500
		2,135,947
Gas — 0.3%
Australian Gas Light Co. Ltd.(b) 6.400% 04/15/2008	520,000	523,040
OAO Gazprom(b) 9.625% 03/01/2013	300,000	345,750
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	175,000	169,386
Southwest Gas Corp. 8.375% 02/15/2011	350,000	379,280
		1,417,456
Health Care – Services — 0.2%
Community Health Systems, Inc.(b) (c) 8.875% 07/15/2015	450,000	455,625
HCA, Inc. 9.250% 11/15/2016	345,000	363,112
Universal Health Services, Inc. 6.750% 11/15/2011	165,000	170,794
		989,531
Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.000% 08/15/2013	385,000	375,375

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Home Builders — 0.2%
Centex Corp. 7.875% 02/01/2011	$475,000	$461,049
D.R. Horton, Inc. 4.875% 01/15/2010	220,000	203,116
Lennar Corp., Series B 5.125% 10/01/2010	105,000	94,889
Lennar Corp., Series B 6.500% 04/15/2016	450,000	403,780
		1,162,834
Home Furnishing — 0.2%
ALH Finance LLC/ ALH Finance Corp. 8.500% 01/15/2013	250,000	245,625
Maytag Corp. 8.630% 11/15/2007	700,000	700,421
		946,046
Household Products — 0.4%
Kimberly-Clark Corp. 6.125% 08/01/2017	1,200,000	1,263,241
Yankee Acquisition Corp.(c) 9.750% 02/15/2017	630,000	582,750
		1,845,991
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	290,000	286,018
Toro Co. 7.800% 06/15/2027	190,000	202,895
		488,913
Insurance — 0.1%
Berkshire Hathaway Finance Corp. 4.850% 01/15/2015	250,000	242,221
Lincoln National Corp. 6.300% 10/09/2037	405,000	405,519
		647,740
Internet — 0.0%
The Thomson Corp. 6.200% 01/05/2012	70,000	72,237
Investment Companies — 0.1%
Xstrata Finance Canada(b) 5.800% 11/15/2016	325,000	322,318
Iron & Steel — 0.2%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	435,000	433,506
Ryerson, Inc.(b) 12.000% 11/01/2015	70,000	71,925

	Principal Amount	Market Value
Tube City IMS Corp. 9.750% 02/01/2015	$310,000	$304,575
		810,006
Lodging — 0.4%
Marriot International 6.200% 06/15/2016	1,225,000	1,231,385
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	375,000	376,257
Station Casinos, Inc. 6.625% 03/15/2018	525,000	416,062
		2,023,704
Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 8.875% 03/15/2011	555,000	591,075
Idex Corp. 6.875% 02/15/2008	935,000	939,216
Stewart & Stevenson LLC 10.000% 07/15/2014	500,000	513,750
		2,044,041
Manufacturing — 1.1%
Cooper US, Inc. 6.100% 07/01/2017	605,000	624,982
Covidien International F(b) 5.450% 10/15/2012	1,000,000	1,003,743
Covidien International Finance SA(b) 6.550% 10/15/2037	850,000	865,943
Pentair, Inc. 7.850% 10/15/2009	570,000	601,278
Polypore, Inc. 8.750% 05/15/2012	650,000	643,500
RBS Global, Inc. and Rexnord Corp.(c) 11.750% 08/01/2016	200,000	212,000
Tyco Electronics Group SA(b) 6.000% 10/01/2012	550,000	556,191
Tyco Electronics Group SA(b) 6.550% 10/01/2017	500,000	510,213
Tyco Electronics Group SA(b) 7.125% 10/01/2037	650,000	679,543
		5,697,393
Media — 3.7%
Belo Corp. 8.000% 11/01/2008	750,000	764,015
British Sky Broadcasting PLC 6.875% 02/23/2009	750,000	766,701

	Principal Amount	Market Value
Cablevision Systems Corp., Series B 8.000% 04/15/2012	$275,000	$268,812
CCH I LLC 11.125% 01/15/2014	675,000	583,875
Clear Channel Communications, Inc. 4.250% 05/15/2009	1,100,000	1,058,005
Comcast Cable Communications, Inc. 6.200% 11/15/2008	850,000	857,833
Comcast Corp. 5.500% 03/15/2011	1,775,000	1,785,563
Comcast Corp. 7.050% 03/15/2033	500,000	538,602
Cox Communications, Inc. 4.625% 01/15/2010	2,930,000	2,897,662
Cox Communications, Inc. 6.750% 03/15/2011	145,000	151,457
Cox Enterprises, Inc.(b) 4.375% 05/01/2008	460,000	458,142
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,400,000	1,395,405
Knight-Ridder, Inc. 7.125% 06/01/2011	170,000	165,861
McGraw-Hill Cos Inc. 5.375% 11/15/2012	1,210,000	1,202,866
Mediacom Broadband LLC 8.500% 10/15/2015	375,000	369,375
News America, Inc. 6.625% 01/09/2008	1,000,000	1,001,869
Quebecor Media, Inc.(b) 7.750% 03/15/2016	375,000	361,875
Shaw Communications, Inc. 8.250% 04/11/2010	225,000	239,062
Thomson Corp. 5.700% 10/01/2014	1,520,000	1,518,278
Thomson Corp. 5.750% 02/01/2008	1,130,000	1,131,461
Time Warner, Inc. 5.875% 11/15/2016	260,000	258,307
Viacom, Inc. 7.875% 07/30/2030	610,000	670,193
		18,445,219
Metal Fabricate & Hardware — 0.2%
Timken Co. 5.750% 02/15/2010	580,000	575,924
Trimas Corp. 9.875% 06/15/2012	168,000	172,620
		748,544

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Mining — 0.3%
Codelco, Inc.(b) 6.150% 10/24/2036	$465,000	$464,488
Freeport-McMoran Copper & Gold, Inc. 8.375% 04/01/2017	205,000	224,475
Vale Overseas Ltd. 6.250% 01/23/2017	515,000	520,724
Vale Overseas Ltd. 6.875% 11/21/2036	470,000	488,585
		1,698,272
Office Equipment/Supplies — 0.1%
Xerox Corp. 5.500% 05/15/2012	335,000	335,099
Office Furnishings — 0.1%
Miller (Herman), Inc. 7.125% 03/15/2011	525,000	553,542
Oil & Gas — 1.5%
Brigham Exploration Co. 9.625% 05/01/2014	340,000	324,700
Chaparral Energy, Inc.(b) 8.875% 02/01/2017	375,000	350,625
Clayton William Energy 7.750% 08/01/2013	200,000	187,500
Delta Petroleum Corp.(c) 7.000% 04/01/2015	300,000	259,500
ENSCO International, Inc. 6.750% 11/15/2007	235,000	235,130
Enterprise Products Operating LP 7.500% 02/01/2011	110,000	116,661
Mariner Energy, Inc. 8.000% 05/15/2017	310,000	306,125
Petrohawk Energy Corp. 9.125% 07/15/2013	375,000	397,969
The Premcor Refining Group, Inc. 6.750% 05/01/2014	420,000	437,021
Quicksilver Resources, Inc. 7.125% 04/01/2016	200,000	197,000
Shell International Finance 5.625% 06/27/2011	3,915,000	4,033,159
Tesoro Corp.(b) 6.500% 06/01/2017	200,000	197,500
XTO Energy, Inc. 4.900% 02/01/2014	375,000	361,963
XTO Energy, Inc. 6.250% 04/15/2013	125,000	129,808
		7,534,661

	Principal Amount	Market Value
Oil & Gas Services — 0.1%
Basic Energy Services 7.125% 04/15/2016	$400,000	$385,000
Colonial Pipeline Co.(b) 7.630% 04/15/2032	65,000	77,285
		462,285
Packaging & Containers — 0.5%
Graham Packaging Co.(c) 9.875% 10/15/2014	235,000	232,650
Packaging Dynamics Finance Corp.(b) 10.000% 05/01/2016	975,000	979,875
Pactiv Corp. 5.875% 07/15/2012	325,000	331,151
Pactiv Corp. 6.400% 01/15/2018	290,000	299,402
Pliant Corp.(c) 11.125% 09/01/2009	235,000	203,275
Pregis Corp.(c) 12.375% 10/15/2013	400,000	436,000
		2,482,353
Pipelines — 1.8%
Atlas Pipeline Partners LP 8.125% 12/15/2015	175,000	174,125
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	275,000	283,663
Duke Energy Field Services Corp.(d) 7.875% 08/16/2010	255,000	272,697
Dynegy Holdings, Inc. 8.375% 05/01/2016	325,000	325,813
Enbridge Energy Partners LP 4.000% 01/15/2009	650,000	640,045
Enbridge, Inc. 5.800% 06/15/2014	1,150,000	1,162,547
Gulf South Pipeline Co. LP(b) 5.050% 02/01/2015	250,000	239,363
Kern River Funding Corp.(b) 4.893% 04/30/2018	139,475	138,975
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	120,000	120,155
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	1,500,000	1,519,826
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	95,000	94,006

	Principal Amount	Market Value
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	$570,000	$597,404
Kinder Morgan Finance 5.700% 01/05/2016	400,000	364,103
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Series B 6.875% 11/01/2014	320,000	299,200
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	125,000	122,882
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	335,000	346,128
Plains All American Pipeline Co. 4.750% 08/15/2009	550,000	546,089
Plains All American Pipeline Co. 5.625% 12/15/2013	335,000	333,995
Southern Natural Gas Co.(b) 5.900% 04/01/2017	355,000	347,743
Texas Eastern Transmission LP(b) 6.000% 09/15/2017	425,000	428,579
Trans-Canada Pipelines 6.200% 10/15/2037	720,000	722,116
		9,079,454
Real Estate Investment Trusts (REITS) — 1.0%
Brandywine Operating Partnership LP 5.625% 12/15/2010	705,000	703,173
iStar Financial, Inc. REIT 7.000% 03/15/2008	575,000	575,055
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	85,000	83,252
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	170,000	154,610
Kimco Realty Corp., Series B 7.860% 11/01/2007	130,000	130,000
Prologis REIT 5.250% 11/15/2010	1,335,000	1,331,654
Senior Housing Properties Trust REIT 8.625% 01/15/2012	50,000	54,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Simon Property Group LP REIT 4.875% 03/18/2010	$575,000	$569,464
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	550,000	549,171
Weingarten Realty Investors REIT, Series A 4.857% 01/15/2014	720,000	686,297
		4,836,676
Retail — 0.7%
Dave & Buster's, Inc. 11.250% 03/15/2014	125,000	127,188
Inergy LP/Inergy Finance Corp. 8.250% 03/01/2016	350,000	365,750
J.C. Penney Co., Inc. 7.950% 04/01/2017	140,000	156,299
Lowe's Companies, Inc. 5.600% 09/15/2012	650,000	659,248
McDonald's Corp. 6.300% 10/15/2037	325,000	331,624
Michaels Stores, Inc. 11.375% 11/01/2016	630,000	628,425
Neiman-Marcus Group, Inc. 10.375% 10/15/2015	180,000	195,750
Rite Aid Corp.(b) 9.500% 06/15/2017	275,000	254,375
Yum! Brands, Inc. 6.875% 11/15/2037	790,000	789,390
		3,508,049
Savings & Loans — 0.3%
Washington Mutual Bank 4.500% 08/25/2008	500,000	493,743
Washington Mutual Bank 5.650% 08/15/2014	1,225,000	1,133,752
		1,627,495
Software — 0.0%
Certegy, Inc. 4.750% 09/15/2008	50,000	49,563
Telecommunications — 3.0%
Anixter, Inc. 5.950% 03/01/2015	345,000	315,675
AT&T, Inc. 6.500% 09/01/2037	700,000	738,374
British Telecom PLC Step 9.125% 12/15/2030	345,000	466,547
Cincinnati Bell, Inc. 8.375% 01/15/2014	350,000	350,875

	Principal Amount	Market Value
Deutsche Telekom International Finance B.V. Step 8.250% 06/15/2030	$1,495,000	$1,863,165
Embarq Corp. 7.082% 06/01/2016	430,000	449,407
Hawaiian Telcom Communications(c) 12.500% 05/01/2015	460,000	499,100
Insight Midwest LP/ Insight Capital, Inc. 9.750% 10/01/2009	65,000	65,081
Intelsat Bermuda Ltd. 9.250% 06/15/2016	265,000	274,938
Nextel Communications 7.375% 08/01/2015	300,000	303,000
NTL Cable PLC 9.125% 08/15/2016	225,000	237,375
Qwest Corp. 8.875% 03/15/2012	1,470,000	1,609,650
Rogers Wireless Communications, Inc. 7.500% 03/15/2015	35,000	37,934
SBC Communications, Inc. 6.125% 02/15/2008	372,000	372,741
SBC Communications, Inc. 6.150% 09/15/2034	750,000	758,032
Sprint Capital Corp. 6.125% 11/15/2008	1,440,000	1,448,060
Sprint Capital Corp. 6.900% 05/01/2019	240,000	240,016
Sprint Nextel Corp. 6.000% 12/01/2016	525,000	504,793
Stratos Global Corp. 9.875% 02/15/2013	270,000	283,500
Telecom Italia Capital SA 6.000% 09/30/2034	500,000	478,897
Telefonica Emisiones, S.A.U. 7.045% 06/20/2036	935,000	1,027,008
Verizon Global Funding Corp. 4.375% 06/01/2013	900,000	864,489
Verizon Virginia, Inc., Series A 4.625% 03/15/2013	610,000	585,769
Vodafone Group PLC 7.750% 02/15/2010	1,250,000	1,321,921
		15,096,347
Transportation — 0.9%
Bristow Group, Inc.(b) 7.500% 09/15/2017	50,000	51,500

	Principal Amount	Market Value
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	$490,000	$515,646
Canadian National Railway Co. 5.850% 11/15/2017	375,000	381,564
Canadian National Railway Co. 6.375% 11/15/2037	335,000	346,290
CNF, Inc. 8.875% 05/01/2010	300,000	324,191
CSX Corp. 6.250% 10/15/2008	250,000	252,506
Norfolk Southern Corp. 6.000% 04/30/2008	375,000	377,073
Quality Distribution LLC/ QD Capital Corp. 9.000% 11/15/2010	350,000	334,250
Quality Distribution LLC/ QD Capital Corp. FRN 9.709% 01/15/2012	270,000	271,350
Union Pacific Corp. 5.750% 11/15/2017	250,000	247,807
Union Pacific Corp. 7.375% 09/15/2009	750,000	782,265
Union Pacific Corp., Series E 6.790% 11/09/2007	500,000	500,093
		4,384,535
Trucking & Leasing — 0.2%
TTX Co.(b) 4.500% 12/15/2010	1,000,000	987,497
TOTAL CORPORATE DEBT (Cost $176,441,400)		175,851,294
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.6%
Commercial MBS — 3.6%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	1,325,000	1,318,244
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	750,000	747,306
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	1,775,000	1,771,266

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	$4,450,000	$4,406,529
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	4,200,000	4,170,972
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	2,225,000	2,238,499
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 6.055% 02/15/2051	3,500,000	3,567,529
		18,220,345
Home Equity ABS — 0.6%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	3,150,000	2,896,031
Other ABS — 0.8%
Ares High Yield CSO PLC, Series 2005-2A, Class 2B1 FRN(b) 6.360% 09/20/2010	700,000	681,625
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(b) 6.246% 01/11/2013	875,000	849,896
Newport Waves CDO, Series 2007-1A, Class A3LS(b) 6.188% 06/20/2014	1,375,000	1,256,836
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class A7, FRN(b) 7.588% 09/20/2010	515,000	493,515
Salt Creek High Yield CSO Ltd.,Series 2005-1A, Class B2, FRN(b) 8.188% 09/20/2010	430,000	409,642
		3,691,514
WL Collateral CMO — 3.6%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	656,139	621,615

	Principal Amount	Market Value
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 4.534% 08/25/2034	$335,057	$331,350
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA FRN 3.994% 07/25/2034	1,085,665	1,067,461
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	3,342,703	3,305,933
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.302% 09/25/2033	75,996	76,857
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.013% 02/25/2034	63,912	64,293
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	77,406	79,123
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.640% 08/25/2034	87,884	88,427
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 5.241% 05/25/2037	2,383,300	2,346,635
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 6.933% 08/25/2034	170,606	171,123
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 FRN 3.786% 11/21/2034	2,975,000	2,908,829
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.227% 07/25/2033	17,103	17,081
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 6.226% 02/25/2034	28,995	29,302

	Principal Amount	Market Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2 VRN 4.558% 02/25/2034	$722,657	$716,648
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	3,036	3,093
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.419% 03/25/2034	82,401	84,102
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	208,325	203,702
Structured Asset Securities Corp., Series 2003-7H, Class A1II 6.500% 03/25/2033	561,889	555,008
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	43,255	45,593
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	305,157	310,043
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	168,225	169,200
Washington Mutual, Inc., Series 2004-AR14, Class A1 FRN 4.259% 01/25/2035	1,472,258	1,448,968
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.333% 04/25/2044	225,728	226,678
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	886,110	878,698
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 FRN 4.573% 12/25/2034	1,170,956	1,157,675

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	$1,312,251	$1,304,697
		18,212,134
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.153% 06/25/2032	60,629	60,413
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $43,700,677)		43,080,437
SOVEREIGN DEBT OBLIGATIONS — 0.6%
Province of Ontario 4.750% 01/19/2016	1,525,000	1,500,594
United Mexican States 5.625% 01/15/2017	1,255,000	1,273,198
United Mexican States 8.375% 01/14/2011	100,000	111,000
		2,884,792
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,828,827)		2,884,792
U.S. GOVERNMENT AGENCY OBLIGATIONS — 40.7%
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	91,747	90,338
U.S. Government Agencies — 40.7%
Collateralized Mortgage Obligations
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	104,954	108,018
Pass-Through Securities
FHLMC 5.000% 11/01/2018- 01/01/2020	1,796,909	1,775,370
FHLMC 5.500% 06/01/2017- 11/01/2031	12,633,034	12,666,875
FHLMC 6.000% 04/01/2017- 02/01/2018	43,592	44,492
FHLMC 7.000% 09/01/2031	11,298	11,802

	Principal Amount	Market Value
FHLMC 7.500% 09/01/2024- 02/01/2030	$67,988	$72,713
FNMA 3.875% 02/15/2010	7,300,000	7,225,707
FNMA 4.500% 09/01/2018- 03/01/2021	8,327,705	8,059,076
FNMA 5.000% 03/01/2018- 09/01/2035	9,860,942	9,524,025
FNMA 5.500% 03/01/2017- 09/01/2035	30,774,314	30,633,854
FNMA 6.500% 07/01/2016- 01/01/2037	5,397,503	5,527,871
FNMA 7.500% 04/01/2031- 06/01/2031	54,675	58,067
FNMA FRN 4.363% 10/01/2034	2,504,233	2,479,067
FNMA TBA(e) 4.500% 11/01/2037	27,450,000	25,567,100
FNMA TBA(e) 5.000% 12/01/2037	29,600,000	28,385,938
FNMA TBA(e) 6.500% 11/01/2037	15,100,000	15,455,086
GNMA 5.500% 06/15/2036	15,898,256	15,815,660
GNMA 6.000% 05/15/2037- 08/15/2037	4,744,947	4,808,521
GNMA 6.500% 01/15/2032- 09/15/2037	32,586,469	33,542,657
GNMA(d) 7.000% 10/15/2027- 08/15/2032	164,113	172,251
GNMA 8.000% 08/15/2026- 03/15/2027	30,497	32,816
GNMA TBA(e) 5.500% 11/01/2037	2,625,000	2,609,209
		204,468,157
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,493,020)		204,666,513
U.S. TREASURY OBLIGATIONS — 11.0%
U.S. Treasury Bond(c) (d) (f) 6.125% 08/15/2029	16,290,000	19,217,109

	Principal Amount	Market Value
U.S. Treasury Bond(d) 7.125% 02/15/2023	$1,500,000	$1,878,984
U.S. Treasury Note 4.000% 11/15/2012	8,740,000	8,695,617
U.S. Treasury Note(c) (d) 4.500% 05/15/2017	14,025,000	14,068,828
U.S. Treasury Note 4.875% 05/31/2011	11,425,000	11,748,113
		55,608,651
TOTAL U.S. TREASURY OBLIGATIONS (Cost $54,610,216)		55,608,651
TOTAL BONDS & NOTES (Cost $482,671,417)		482,675,328
OPTIONS — 0.1%
Bear Stearns Bank Put, Expires 9/21/2009, Strike 4.58	9,875,000	146,155
Bear Stearns Co., Inc. Floor, Expires 10/01/2014, Strike 0.00	5,000,000	55,329
Bear Stearns Put, Expires 9/21/2009, Strike 5.05	40,500,000	436,873
TOTAL OPTIONS (Cost $550,250)		638,357
TOTAL LONG TERM INVESTMENTS (Cost $484,109,908)		484,168,915
SHORT-TERM INVESTMENTS — 24.8%
Cash Equivalents — 7.6%(h)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	275,727	275,727
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	689,323	689,323
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	551,459	551,459
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	827,188	827,188
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	344,662	344,662
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	827,188	827,188
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	551,459	551,459

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	$344,662	$344,662
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	344,662	344,662
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	413,594	413,594
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	344,662	344,662
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	1,654,376	1,654,376
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	689,323	689,323
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	689,323	689,323
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	413,594	413,594
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	1,378,647	1,378,647
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	1,378,647	1,378,647
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	275,729	275,729
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	896,120	896,120
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	344,662	344,662
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	413,594	413,594
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	1,033,985	1,033,985
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	1,378,647	1,378,647
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	1,033,985	1,033,985

	Principal Amount	Market Value
Freddie Mac Agency 4.533% 11/05/2007	$86,639	$86,639
Freddie Mac Agency Discount Note 4.527% 11/13/2007	268,360	268,360
General Electric Capital Corp. 4.822% 11/14/2007	1,372,397	1,372,397
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	689,323	689,323
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	1,033,985	1,033,985
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	689,323	689,323
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	1,378,647	1,378,647
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	1,378,647	1,378,647
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	1,033,985	1,033,985
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	620,391	620,391
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	344,662	344,662
Reserve Primary Money Market Fund(g)	626,680	626,680
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	413,594	413,594
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	2,067,970	2,067,970
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	344,662	344,662
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	689,323	689,323
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	1,378,647	1,378,647

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	$551,459	$551,459
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	275,729	275,729
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	551,459	551,459
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	2,153,798	2,153,798
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	344,662	344,662
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	1,033,985	1,033,985
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	344,662	344,662
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	689,323	689,323
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	689,323	689,323
		38,146,853
Commercial Paper — 17.2%
Avery Dennison Corp. 5.150% 11/06/2007	7,123,000	7,117,905
Bemis Company, Inc. 5.000% 11/26/2007	8,438,000	8,408,701
Cadbury Schweppes Financial 5.450% 11/13/2007	5,019,000	5,009,882
Cadbury Schweppes Financial 5.530% 11/09/2007	2,420,000	2,417,026
Cardinal Health, Inc. 5.070% 11/20/2007	6,118,000	6,101,629
CIT Group, Inc. 5.450% 11/05/2007	6,000,000	5,996,367
DTE Capital Corp. 5.250% 11/08/2007	5,146,000	5,140,747
Duke Energy Corp. 5.150% 11/14/2007	6,506,000	6,493,901
General Mills, Inc. 5.100% 11/07/2007	7,145,000	7,138,927
Marathon Oil Corp. 5.250% 11/02/2007	6,461,000	6,460,058
R.R. Donnelly & Sons 5.130% 11/19/2007	3,732,000	3,722,427

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Reed Elsevier, Inc. 4.850% 11/16/2007	$7,450,000	$7,434,945
Strabucks Corp. 5.200% 11/15/2007	7,331,000	7,316,175
Time Warner Cable, Inc. 4.980% 11/27/2007	3,620,000	3,606,980
Wellpoint, Inc. 5.200% 11/01/2007	4,271,000	4,271,000
		86,636,670
TOTAL SHORT-TERM INVESTMENTS (Cost $124,783,523)		124,783,523
TOTAL INVESTMENTS — 121.1% (Cost $608,893,431)(i)		608,952,438
Other Assets/ (Liabilities) — (21.1%)		(106,238,584)
NET ASSETS — 100.0%		$502,713,854

Notes to Portfolio of Investments

FRN - Floating Rate Note

STEP - Step up bond

TBA - To be announced

VRN - Variable Rate Note

(a)  This security is valued in good faith under procedures established by the Board of Trustees.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $24,359,587 or 4.8% of net assets.

(c)  Denotes all or a portion of security on loan. (Note 2).

(d)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(e)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  Amount represents shares owned of the fund.

(h)  Represents investments of security lending collateral. (Note 2).

(i)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 1.1%
COMMON STOCK — 1.0%
Cosmetics & Personal Care — 0.0%
Revlon, Inc. Cl. A(a)	172,427	$198,291
Diversified Financial — 0.0%
The Goldman Sachs Group, Inc.	366	90,739
London Stock Exchange GBP(b)	2,320	-
		90,739
Electric — 0.2%
Constellation Energy Group, Inc.	4,624	437,893
Public Service Enterprise Group, Inc.	4,564	436,318
		874,211
Investment Companies — 0.4%
Arco Capital Corp., Ltd.	111,042	1,665,630
Media — 0.1%
Mediacom Communications Corp.(a)	59,982	344,896
Mining — 0.0%
Kaiser Aluminum & Chemical Corp.(b)	168,000	-
Telecommunications — 0.3%
AT&T, Inc.	14,555	608,253
Telus Corp. CAD	7,127	429,572
Telus Corp. CAD	52	3,011
Orion Network Systems, Inc. Escrow(b)	446,000	4,460
		1,045,296
TOTAL COMMON STOCK (Cost $4,219,714)		4,219,063
PREFERRED STOCK — 0.1%
Media — 0.0%
Ion Media Networks, Inc.	17	110,500

	Number of Shares	Market Value
Real Estate Investment Trusts (REITS) — 0.1%
Sovereign Real Estate Investment Corp. REIT(c)	200	$278,800
TOTAL PREFERRED STOCK (Cost $432,378)		389,300
TOTAL EQUITIES (Cost $4,652,092)		4,608,363
	Principal Amount
BONDS & NOTES — 78.8%
ASSET BACKED SECURITIES — 0.4%
Automobile ABS — 0.0%
BMW Vehicle Owner Trust, Series 2006-A, Class A2 5.300% 05/26/2009	$58,245	58,225
Daimler Chrysler Auto Trust, Series 2006-C, Class A2 5.250% 05/08/2009(f)	102,095	102,120
		160,345
Electric — 0.0%
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	135,522	142,298
Home Equity ABS — 0.1%
HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A2V FRN 5.108% 03/20/2036	50,000	48,506
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3 FRN 4.973% 08/25/2036	180,000	174,039
		222,545

	Principal Amount	Market Value
Manufactured Housing ABS — 0.0%
Green Tree Financial Corp., Series 1997-5, Class M1 6.950% 05/15/2029	$186,000	$168,035
Other ABS — 0.3%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 2A2 FRN 5.153% 02/25/2033	86,760	84,673
Countrywide Asset Backed Certificates, Series 2005-17, Class 1AF1 FRN 5.073% 05/25/2036	23,507	23,456
Countrywide Asset-Backed Certificates, Series 2005-16, Class 2AT2 5.382% 05/25/2036	230,000	227,756
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF2 5.363% 05/25/2036	50,000	49,597
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A2 FRN 4.993% 06/25/2037	130,000	125,127
First Franklin Mortage Asset Backed Certificates, Series 2005-FF10, Class A3 FRN 5.083% 11/25/2035	280,000	277,807
First Franklin Mortage Asset Backed Certificates, Series 2006-FF5, Class 2A1 FRN 4.923% 04/25/2036	34,698	34,437

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Goldman Sachs Asset Management CBO Ltd., Series 1A, Class D(c) 12.540% 06/13/2011	$224,000	$-
SSB RV Trust, Series 2001-1, Class B 6.640% 04/15/2018	93,000	94,075
Start CLO Ltd., Series 2006-3A, Class F FRN(c) 22.720% 06/07/2011	120,000	117,900
		1,034,828
TOTAL ASSET BACKED SECURITIES (Cost $1,827,062)		1,728,051
CORPORATE DEBT — 21.3%
Advertising — 0.4%
Lamar Media Corp. 6.625% 08/15/2015	239,000	229,440
RH Donnelley Corp. 6.875% 01/15/2013	200,000	188,000
RH Donnelley Corp. 6.875% 01/15/2013	370,000	347,800
RH Donnelley Corp. 6.875% 01/15/2013	395,000	371,300
RH Donnelley Corp. 8.875% 01/15/2016	160,000	160,000
Vertis, Inc. 9.750% 04/01/2009	284,000	284,000
		1,580,540
Aerospace & Defense — 0.2%
Alliant Techsystems, Inc. 6.750% 04/01/2016	225,000	223,875
DRS Technologies, Inc. 6.625% 02/01/2016	100,000	99,000
DRS Technologies, Inc. 7.625% 02/01/2018	45,000	46,012
L-3 Communications Corp. 5.875% 01/15/2015	149,000	145,275
L-3 Communications Corp. 6.125% 01/15/2014	100,000	99,000
L-3 Communications Corp. 6.375% 10/15/2015	185,000	185,000
		798,162
Agriculture — 0.1%
MHP SA(c) 10.250% 11/30/2011	170,000	173,400

	Principal Amount	Market Value
Reynolds American, Inc. 7.250% 06/01/2013	$315,000	$334,651
		508,051
Airlines — 0.0%
ATA Holdings Corp. STEP(b) (i) 02/01/2009	382,000	-
Apparel — 0.1%
Levi Strauss & Co. 9.750% 01/15/2015	225,000	234,844
Quiksilver, Inc. 6.875% 04/15/2015	100,000	93,250
		328,094
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. 7.857% 08/15/2011	219,000	226,665
The Goodyear Tire & Rubber Co.(d) 9.000% 07/01/2015	123,000	134,531
Lear Corp., Series B 8.750% 12/01/2016	415,000	398,400
Tenneco Automotive, Inc. 10.250% 07/15/2013	85,000	91,694
		851,290
Banking, Savings & Loans — 0.2%
JP Morgan Chase Bank(c) 0.000% 01/05/2016	1,979,004	965,517
Banks — 3.6%
Banco Bilbao Vizcaya Argentaria SA EUR(e) 4.250% 07/15/2014	500,000	704,749
Banco BMG SA(c) 9.150% 01/15/2016	655,000	695,151
Banco Credito Del Peru FRN(c) 6.950% 11/07/2021	175,000	171,500
Banco Hipotecario SA(c) 9.750% 04/27/2016	330,000	329,175
Barclays Bank PLC FRN 6.278% 12/15/2049	630,000	560,618
Depfa ACS Bank, Series E EUR(e) 3.875% 11/14/2016	120,000	164,585
HBOS PLC FRN(c) 6.413% 09/29/2049	900,000	776,160

	Principal Amount	Market Value
HBOS Treasury Services PLC EUR(e) 4.375% 07/13/2016	$1,905,000	$2,681,644
HBOS Treasury Services PLC, Series E EUR(e) 4.500% 07/13/2021	940,000	1,304,270
HSBC Bank PLC 0.000% 01/12/2010	800,000	717,160
ICICI Bank Ltd.(c) 6.375% 04/30/2022	880,000	814,818
ICICI Bank Ltd.(c) 6.625% 10/03/2012	840,000	846,575
ING Bank NV UAH(c) (e) 11.890% 12/30/2009	290,000	66,168
Kuznetski Capital for Bank of Moscow(c) 7.375% 11/26/2010	245,000	248,062
VTB Capital SA(c) 6.250% 06/30/2035	300,000	294,750
WM Covered Bond Program, Series E EUR(e) 3.875% 09/27/2011	1,765,000	2,474,093
WM Covered Bond Program, Series E EUR(e) 4.000% 09/27/2016	1,510,000	2,048,863
		14,898,341
Beverages — 0.1%
Cia Brasileira de Bebidas, BRL(c) (e) 9.500% 07/24/2017	740,000	380,137
Constellation Brands, Inc. 7.250% 09/01/2016	35,000	35,262
Constellation Brands, Inc. 8.125% 01/15/2012	75,000	76,312
		491,711
Building Materials — 0.2%
Dayton Superior Corp. 13.000% 06/15/2009	93,000	92,302
Goodman Global Holding Co., Inc. 7.875% 12/15/2012	390,000	407,550
Interline Brands, Inc. 8.125% 06/15/2014	75,000	74,812
Nortek, Inc. 8.500% 09/01/2014	85,000	75,225
NTK Holdings, Inc.(d) 0.000% 03/01/2014	215,000	140,825
		790,714

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Chemicals — 0.2%
Equistar Chemicals, LP/Equistar Funding Corp. 8.750% 02/15/2009	$206,000	$214,240
Equistar Chemicals, LP/Equistar Funding Corp. 10.625% 05/01/2011	57,000	59,565
Huntsman International LLC 7.375% 01/01/2015	109,000	115,267
Huntsman International LLC 7.875% 11/15/2014	30,000	32,250
Huntsman International LLC 11.500% 07/15/2012	71,000	77,212
Lyondell Chemical Co. 8.000% 09/15/2014	155,000	171,662
Lyondell Chemical Co. 8.250% 09/15/2016	80,000	91,400
Lyondell Chemical Co. 10.500% 06/01/2013	75,000	80,812
		842,408
Coal — 0.1%
Massey Energy Co 6.625% 11/15/2010	40,000	39,000
Peabody Energy Corp. 6.875% 03/15/2013	400,000	402,000
		441,000
Commercial Services — 0.5%
Ace Cash Expenses, Inc.(c) 10.250% 10/01/2014	20,000	20,050
Aramark Corp. 8.500% 02/01/2015	97,000	98,212
Ashtead Capital, Inc.(c) 9.000% 08/15/2016	55,000	53,350
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.750% 05/15/2016	60,000	59,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. FRN 7.860% 05/15/2014	25,000	24,687
Cenveo Corp. 7.875% 12/01/2013	100,000	93,750
Corrections Corp. of America 6.250% 03/15/2013	125,000	124,225

	Principal Amount	Market Value
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	$141,000	$149,812
Education Management LLC/Education Management Corp. 10.250% 06/01/2016	200,000	210,000
FTI Consulting, Inc. 7.750% 10/01/2016	70,000	73,150
H&E Equipment Services(d) 8.375% 07/15/2016	60,000	58,200
Hertz Corp. 8.875% 01/01/2014	105,000	108,150
Hertz Corp. 10.500% 01/01/2016	95,000	102,125
iPayment, Inc. 9.750% 05/15/2014	55,000	52,800
Iron Mountain, Inc. 8.625% 04/01/2013	180,000	183,150
Quebecor World Capital Corp.(c) 8.750% 03/15/2016	60,000	55,500
Sgs International, Inc. 12.000% 12/15/2013	130,000	136,825
United Rentals North America, Inc. 7.000% 02/15/2014	591,000	626,460
		2,229,546
Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. 7.750% 01/15/2014	175,000	174,562
Diversified Financial — 4.2%
Aiolos Ltd. EUR FRN(c) (e) 9.517% 04/08/2009	250,000	361,993
AKIBARE Ltd. FRN(c) 8.445% 05/22/2012	250,000	253,300
C10 Capital Ltd. FRN(c) 6.722% 12/31/2049	690,000	664,953
Calabash Re Ltd. FRN(c) 13.999% 05/26/2009	250,000	261,875
Cascadia Ltd. FRN(c) 8.849% 06/13/2008	250,000	250,075
Cat-Mex Ltd. FRN(c) 7.850% 05/18/2009	250,000	247,322
CCM Merger, Inc.(c) 8.000% 08/01/2013	130,000	124,800
Champlain Ltd. VRN(c) 18.120% 01/07/2009	250,000	250,000

	Principal Amount	Market Value
Cloverie PLC, Series E FRN 9.615% 12/20/2010	$200,000	$217,060
Cs International (Exim of Ukraine) 8.400% 02/09/2016	480,000	480,000
Dali Capital PLC for Bank of Moscow, Series E RUB(e) 7.250% 11/25/2009	5,400,000	219,235
Dali Capital SA for JSC Rosbank, Series E RUB(e) 8.000% 09/30/2009	5,200,000	211,273
E*TRADE Financial Corp. 7.375% 09/15/2013	136,000	127,160
E*TRADE Financial Corp. 8.000% 06/15/2011	105,000	99,750
Eurus Ltd. FRN(c) 11.234% 04/08/2009	250,000	253,350
Fhu-Jin Ltd. FRN(c) 9.260% 08/03/2011	250,000	255,122
Fusion 2007 Ltd. FRN(c) 11.510% 05/19/2009	400,000	402,000
General Motors Acceptance Corp. 8.000% 11/01/2031	240,000	221,836
HSBC Finance CAP Trust IX FRN 5.911% 11/30/2035	500,000	478,111
Idearc, Inc. 8.000% 11/15/2016	220,000	220,550
IIRSA Norte Finance Ltd.(c) 8.750% 05/30/2024	214,593	250,001
ISA Capital do Brasil SA(c) 7.875% 01/30/2012	160,000	164,000
ISA Capital do Brasil SA(c) 8.800% 01/30/2017	200,000	208,000
JP Morgan Hipotecaria su Casita, MXN(e) 6.100% 09/25/2035	535,800	169,722
JSC Astana Finance(b) (c) 9.160% 03/14/2012	1,100,000	1,014,677
Lakeside Re Ltd. FRN(c) 11.731% 12/31/2009	250,000	259,375

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
LatAm Cayman Trust 2006(c) 10.000% 11/17/2016	$105,694	$100,800
Lehman Brothers, Covered Bond Issuer EUR(e) 4.250% 04/05/2017	360,000	500,514
Majapahit Holding BV(c) 7.250% 10/17/2011	205,000	210,125
Majapahit Holding BV(c) 7.750% 10/17/2016	395,000	407,363
MedQuake Ltd. FRN(c) 10.658% 05/31/2010	250,000	249,975
Midori Ltd. FRN(c) 7.993% 10/24/2012	250,000	249,975
Momentive Performance(c) 9.750% 12/01/2014	200,000	195,000
Morgan Stanley(c) 14.400% 08/04/2016	616,000	871,640
Morgan Stanley BRL(c) (e) (f) 10.090% 05/03/2017	1,650,000	899,401
National Gas Co.(c) 6.050% 01/15/2036	320,000	309,557
Nelson Re Ltd. FRN(c) 17.240% 06/21/2010	450,000	450,000
Osiris Capital PLC, Series D FRN(c) 10.245% 01/15/2010	250,000	252,475
Petroleum Export LLC/Cayman SPV(c) 5.265% 06/15/2011	889,898	886,819
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.(c) (d) 10.625% 04/01/2017	265,000	247,112
Rainbow National Services LLC(c) 8.750% 09/01/2012	85,000	88,400
Salisbury International Invest FRN(c) 9.330% 07/20/2011	200,000	207,120
SLM Corp. 4.500% 07/26/2010	520,000	486,870
Successor Euro Wind Ltd. FRN(c) 10.948% 06/06/2008	250,000	247,850
Successor II Ltd. FRN(c) 22.890% 06/06/2008	250,000	255,800
Successor Japan Quake FRN(c) 9.948% 06/06/2008	440,000	442,596

	Principal Amount	Market Value
Tengizchevroil Finance Co. SARL, Series A(c) 6.124% 11/15/2014	$663,000	$641,452
Tiers Trust/United States STEP 06/15/2097	525,000	241,610
Transshipment Megahub, MYR(e) 6.850% 11/02/2012	1,000,000	316,582
Ucar Finance, Inc. 10.250% 02/15/2012	40,000	41,800
Universal City Development Partners 11.750% 04/01/2010	142,000	149,100
Vanguard Health STEP(d) 0.000% 10/01/2015	366,000	285,480
Willow Re., Ltd. FRN(c) 10.483% 06/16/2010	490,000	503,524
		17,404,480
Electric — 1.3%
AES Corp.(c) 8.750% 05/15/2013	402,000	425,115
AES Domincana Energia(c) 11.000% 12/13/2015	180,000	185,400
AES Panama SA(c) 6.350% 12/21/2016	155,000	152,520
CMS Energy Corp. 8.500% 04/15/2011	93,000	99,719
Edison Mission Energy Corp.(c) 7.000% 05/15/2017	490,000	478,975
Edison Mission Energy Corp. 7.500% 06/15/2013	60,000	60,825
Edison Mission Energy Corp. 7.750% 06/15/2016	85,000	87,337
Eeb International Ltd.(c) 8.750% 10/31/2014	410,000	406,279
Eletropaulo Metropolitana de Sao Paulo SA BRL(c) (e) 19.125% 06/28/2010	325,000	211,473
Mirant Americas Generation, Inc. 8.300% 05/01/2011	600,000	606,750
Mirant Americas Generation, Inc. 9.125% 05/01/2031	100,000	100,500

	Principal Amount	Market Value
National Power Corp.(c) (d) 6.875% 11/02/2016	$172,000	$176,085
National Power Corp. 9.625% 05/15/2028	435,000	535,050
National Power Corp. PHP(e) 5.875% 12/19/2016	15,400,000	337,548
NRG Energy, Inc. 7.375% 02/01/2016	585,000	583,538
NRG Energy, Inc. 7.375% 01/15/2017	250,000	248,750
Reliant Energy, Inc. 6.750% 12/15/2014	50,000	50,875
Sierra Pacific Resources 6.750% 08/15/2017	474,000	458,529
		5,205,268
Electronics — 0.1%
Stoneridge, Inc. 11.500% 05/01/2012	173,000	180,785
Entertainment — 0.7%
American Casino & Entertainment Properties LLC 7.850% 02/01/2012	200,000	207,250
Cinemark, Inc. STEP 0.000% 03/15/2014	171,000	160,954
Gaylord Entertainment Co. 8.000% 11/15/2013	200,000	203,500
Greektown Holdings(c) 10.750% 12/01/2013	195,000	194,025
Isle of Capri Casinos, Inc. 7.000% 03/01/2014	178,000	157,975
Marquee Holdings, Inc. STEP 12.000% 08/15/2014	300,000	254,250
Mohegan Tribal Gaming Authority 6.125% 02/15/2013	60,000	57,150
Mohegan Tribal Gaming Authority 6.375% 07/15/2009	123,000	121,770
Mohegan Tribal Gaming Authority 6.875% 02/15/2015	185,000	180,838
Mohegan Tribal Gaming Authority 7.125% 08/15/2014	100,000	98,000
Mohegan Tribal Gaming Authority 8.000% 04/01/2012	100,000	102,125

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Penn National Gaming, Inc. 6.750% 03/01/2015	$60,000	$61,500
Pinnacle Entertainment, Inc. 8.250% 03/15/2012	375,000	386,250
Pokagon Gaming Authority(c) 10.375% 06/15/2014	85,000	93,925
Vail Resorts, Inc. 6.750% 02/15/2014	250,000	246,875
WMG Holdings Corp. STEP 0.000% 12/15/2014	441,000	324,135
		2,850,522
Environmental Controls — 0.0%
Allied Waste NA Series B 7.375% 04/15/2014	100,000	101,000
Foods — 0.4%
Albertson's, Inc. 8.000% 05/01/2031	397,000	413,908
Del Monte Corp. 6.750% 02/15/2015	50,000	48,625
Del Monte Corp. 8.625% 12/15/2012	145,000	147,900
Delhaize America, Inc. 9.000% 04/15/2031	530,000	641,510
Dole Food Co., Inc. FRN 8.625% 05/01/2009	71,000	71,355
Smithfield Foods, Inc. 7.625% 02/15/2008	114,000	114,000
		1,437,298
Forest Products & Paper — 0.0%
Domtar, Inc. 7.125% 08/15/2015	100,000	99,000
Verso Paper Holdings LLC FRN 9.106% 08/01/2014	45,000	45,225
		144,225
Health Care – Products — 0.1%
Baush & Lomb, Inc.(c) 9.875% 11/01/2015	50,000	51,500
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	123,000	123,308
Fresenius Medical Care Capital Trust IV 7.875% 06/15/2011	40,000	41,800
		216,608

	Principal Amount	Market Value
Health Care – Services — 0.2%
DaVita, Inc. 6.625% 03/15/2013	$95,000	$94,525
DaVita, Inc. 7.250% 03/15/2015	190,000	192,138
HCA, Inc. 6.375% 01/15/2015	415,000	354,306
Healthsouth Corp. 10.750% 06/15/2016	105,000	110,775
Psychiatric Solutions, Inc. 7.750% 07/15/2015	60,000	61,050
Select Medical Corp.(d) 7.625% 02/01/2015	160,000	142,400
		955,194
Holding Company – Diversified — 0.1%
Kansas City Southern Railway Co. 7.500% 06/15/2009	75,000	75,938
Nell AF SARL(c) (d) 8.375% 08/15/2015	420,000	375,900
Stena AB 7.000% 12/01/2016	28,000	27,860
		479,698
Home Builders — 0.2%
Centex Corp. 5.800% 09/15/2009	155,000	148,456
DR Horton, Inc. 9.750% 09/15/2010	87,000	85,375
K. Hovnanian Enterprises, Inc.(d) 8.875% 04/01/2012	97,000	70,810
KB Home 8.625% 12/15/2008	76,000	74,860
Standard-Pacific Corp.(d) 9.250% 04/15/2012	65,000	37,375
Toll Corp. 8.250% 12/01/2011	75,000	73,500
WCI Communities, Inc.(d) 9.125% 05/01/2012	130,000	101,075
William Lyon Homes, Inc. 10.750% 04/01/2013	229,000	154,575
		746,026
Household Products — 0.0%
Church & Dwight Co., Inc. 6.000% 12/15/2012	150,000	146,063

	Principal Amount	Market Value
Insurance — 0.2%
Foundation Re II Ltd. FRN(c) 15.320% 01/08/2009	$118,000	$116,820
Foundation Re Ltd. FRN(c) 9.620% 11/24/2008	250,000	245,845
Residential Reinsurance Ltd., Series B FRN(c) 14.071% 06/06/2008	300,000	292,500
Vasco Re 2006 Ltd. FRN(c) 14.169% 06/05/2009	260,000	270,036
		925,201
Iron & Steel — 0.1%
AK Steel Corp. 7.750% 06/15/2012	105,000	107,756
Ispat Inland ULC 9.750% 04/01/2014	125,000	136,073
		243,829
Leisure Time — 0.1%
Leslie's Poolmart 7.750% 02/01/2013	160,000	152,000
NCL Corp. 10.625% 07/15/2014	200,000	202,500
Travelport LLC 11.875% 09/01/2016	200,000	216,000
		570,500
Lodging — 0.4%
Caesars Entertainment, Inc. 7.875% 03/15/2010	161,000	166,635
French Lick Resorts & Casino LLC/French Lick Resorts & Casino Corp.(c) (d) 10.750% 04/15/2014	165,000	131,175
Mandalay Resort Group 9.375% 02/15/2010	130,000	136,500
MGM Mirage 6.750% 04/01/2013	120,000	117,000
MGM Mirage 8.375% 02/01/2011	190,000	198,550
Station Casinos, Inc. 6.500% 02/01/2014	200,000	167,000
Station Casinos, Inc. 6.875% 03/01/2016	60,000	49,650
Trump Entertainment Resorts, Inc. 8.500% 06/01/2015	350,000	296,625

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/01/2014	$285,000	$280,013
		1,543,148
Machinery – Diversified — 0.1%
Case New Holland, Inc. 7.125% 03/01/2014	100,000	103,500
Douglas Dynamics LLC(c) 7.750% 01/15/2012	86,000	77,400
		180,900
Manufacturing — 0.1%
Bombardier, Inc.(c) 8.000% 11/15/2014	50,000	52,000
Eastman Kodak Co. 3.625% 05/15/2008	45,000	44,269
Koppers, Inc. 9.875% 10/15/2013	65,000	68,738
RBS Global, Inc. and Rexnord Corp.(d) 11.750% 08/01/2016	165,000	174,900
		339,907
Manufacturing – Diversified — 0.1%
Sally Holdings LLC(d) 9.250% 11/15/2014	221,000	222,105
Sally Holdings LLC(d) 10.500% 11/15/2016	130,000	129,350
		351,455
Media — 0.8%
Allbritton Communications Co. 7.750% 12/15/2012	204,000	207,060
American Media Operations, Inc.(d) 10.250% 05/01/2009	150,000	143,625
CCH I LLC 11.000% 10/01/2015	205,000	198,850
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/2009	160,000	164,200
Dex Media West LLC/Dex Media Finance Co., Series B 8.500% 08/15/2010	91,000	93,389
Dex Media West LLC/Dex Media Finance Co., Series B 9.875% 08/15/2013	160,000	170,600

	Principal Amount	Market Value
Dex Media, Inc. 0.000% 11/15/2013	$200,000	$189,500
Dex Media, Inc. 8.000% 11/15/2013	30,000	30,075
Echostar DBS Corp. 6.375% 10/01/2011	265,000	268,313
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 03/01/2014	75,000	74,625
Lin Television Corp. 6.500% 05/15/2013	122,000	118,340
Medianews Group, Inc. 6.375% 04/01/2014	100,000	74,000
Medianews Group, Inc. 6.875% 10/01/2013	375,000	285,000
Nielsen Finance LLC, Co. 10.000% 08/01/2014	245,000	257,863
Radio One, Inc. 8.875% 07/01/2011	108,000	106,110
Shaw Communications, Inc. Series B CAD(e) 8.540% 09/30/2027	543,000	576,145
Sinclair Broadcast Group, Inc. 8.000% 03/15/2012	195,000	200,363
Sirius Satellite Radio 9.625% 08/01/2013	25,000	24,844
XM Satellite Radio, Inc. 9.750% 05/01/2014	55,000	55,550
		3,238,452
Metal Fabricate & Hardware — 0.1%
Trimas Corp. 9.875% 06/15/2012	237,000	243,518
Mining — 0.6%
Alrosa Finance SA(c) 8.875% 11/17/2014	225,000	247,163
Alrosa Finance SA, Series Reg S 8.875% 11/17/2014	1,300,000	1,430,234
Freeport-McMoran Copper & Gold, Inc. 8.375% 04/01/2017	445,000	487,275
Novelis, Inc. 7.250% 02/15/2015	200,000	192,000
		2,356,672
Multi-National — 0.0%
Inter-American Development Bank BRL FRN(e) 0.000% 12/08/2009	250,000	150,186

	Principal Amount	Market Value
Oil & Gas — 1.6%
Berry Petroleum Co. 8.250% 11/01/2016	$30,000	$30,600
Chesapeake Energy Corp. 6.875% 01/15/2016	452,000	449,740
Compton Petroleum Finance Corp. 7.625% 12/01/2013	190,000	181,925
Enterprise Products Oper FRN 8.375% 08/01/2066	315,000	327,897
Forest Oil Corp. 7.750% 05/01/2014	130,000	131,300
Frontier Oil Corp. 6.625% 10/01/2011	100,000	99,500
Newfield Exploration Co. 6.625% 09/01/2014	400,000	393,000
Oao Gazprom(c) 7.288% 08/16/2037	1,800,000	1,911,960
Petrobras International Finance Co. 5.875% 03/01/2018	1,240,000	1,222,789
Pogo Producing Co. 7.875% 05/01/2013	60,000	61,200
The Premcor Refining Group, Inc. 9.500% 02/01/2013	186,000	196,114
Quicksilver Resources, Inc. 7.125% 04/01/2016	225,000	221,625
Range Resources Corp. 6.375% 03/15/2015	60,000	58,500
Range Resources Corp. 7.500% 05/15/2016	225,000	229,500
Sabine Pass LNG 7.250% 11/30/2013	145,000	142,100
Sabine Pass LNG LP 7.500% 11/30/2016	290,000	284,200
Stone Energy Corp. 6.750% 12/15/2014	250,000	230,938
Tesoro Corp. 6.250% 11/01/2012	95,000	94,288
Tesoro Corp. 6.625% 11/01/2015	95,000	94,288
Whiting Petroleum Corp. 7.250% 05/01/2012	200,000	197,500
		6,558,964
Oil & Gas Services — 0.0%
Basic Energy Services 7.125% 04/15/2016	60,000	57,750

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Packaging & Containers — 0.5%
Ball Corp. 6.625% 03/15/2018	$225,000	$222,750
Berry Plastics Holding Corp. 8.875% 09/15/2014	200,000	205,000
Crown Americas, Inc. 7.750% 11/15/2015	205,000	211,150
Graham Packaging Co.(d) 9.875% 10/15/2014	155,000	153,450
Graphic Packaging International Corp. 8.500% 08/15/2011	140,000	142,100
Graphic Packaging International Corp. 9.500% 08/15/2013	75,000	78,750
Owens Brockway Glass Container, Inc. 8.750% 11/15/2012	298,000	311,038
Owens Brockway Glass Container, Inc. 8.875% 02/15/2009	190,000	191,425
Vitro Sab De Cv 8.625% 02/01/2012	225,000	224,438
Vitro Sab De Cv 9.125% 02/01/2017	385,000	380,188
		2,120,289
Pharmaceuticals — 0.0%
Angiotech Pharmaceuticals, Inc. 7.750% 04/01/2014	60,000	50,700
Omnicare, Inc. 6.750% 12/15/2013	50,000	48,250
Omnicare, Inc. 6.875% 12/15/2015	65,000	62,400
		161,350
Pipelines — 0.3%
Atlas Pipeline Partners LP 8.125% 12/15/2015	65,000	64,675
Copano Energy LLC 8.125% 03/01/2016	40,000	41,100
Dynegy Holdings, Inc. 6.875% 04/01/2011	159,000	155,025
Dynegy Holdings, Inc. 8.750% 02/15/2012	159,000	163,770
Kinder Morgan Energy Partners, LP 7.300% 08/15/2033	606,000	644,823

	Principal Amount	Market Value
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	$25,000	$24,576
Targa Resources, Inc.(c) 8.500% 11/01/2013	130,000	131,300
		1,225,269
Real Estate Investment Trusts (REITS) — 0.1%
FelCor Lodging, LP REIT STEP 8.500% 06/01/2011	201,000	213,060
Host Hotels & Resorts, Inc. LP REIT 6.375% 03/15/2015	140,000	138,250
Host Hotels & Resorts, LP 6.875% 11/01/2014	30,000	30,225
Ventas Realty LP Capital Corp. 6.750% 04/01/2017	60,000	60,000
		441,535
Regional (State & Province) — 1.1%
Johor Corp., Series P3 MYR STEP(e) 1.000% 07/31/2012	1,870,000	581,409
New S. Wales Treasury Corp. AUD(e) 6.000% 10/01/2009	4,265,000	3,859,995
Province Del Neuquen(c) 8.656% 10/18/2014	220,000	224,950
		4,666,354
Retail — 0.2%
Buffets, Inc. 12.500% 11/01/2014	25,000	16,188
Claires Stores, Inc.(c) (d) 10.500% 06/01/2017	285,000	216,600
Inergy LP/Inergy Finance Corp. 8.250% 03/01/2016	40,000	41,800
Neiman-Marcus Group, Inc. 9.000% 10/15/2015	135,000	142,425
Neiman-Marcus Group, Inc. 10.375% 10/15/2015	90,000	97,875
Rent-A-Center, Inc. 7.500% 05/01/2010	100,000	95,500
Rite Aid Corp. 8.125% 05/01/2010	149,000	149,931
		760,319

	Principal Amount	Market Value
Savings & Loans — 0.0%
Ocwen Capital Trust 1 10.875% 08/01/2027	$140,000	$125,650
Telecommunications — 1.4%
America Movil SA de CV MXN(c) (e) 8.460% 12/18/2036	9,100,000	838,977
American Cellular Corp., Series B 10.000% 08/01/2011	41,000	43,050
American Tower Corp. 7.125% 10/15/2012	70,000	71,750
American Tower Corp. 7.500% 05/01/2012	310,000	319,300
Citizens Communications Co. 6.250% 01/15/2013	555,000	545,288
Dobson Communications Corp. 8.875% 10/01/2013	183,000	194,438
Dobson Communications Corp. FRN 9.493% 10/15/2012	40,000	40,800
Intelsat Bermuda Ltd. 11.250% 06/15/2016	10,000	10,750
Intelsat Corp. 9.000% 06/15/2016	50,000	51,125
Intelsat Subsidiary Holding Co. Ltd. 8.250% 01/15/2013	100,000	100,750
Intelsat Subsidiary Holding Co. Ltd. STEP 8.875% 01/15/2015	140,000	142,100
Nextel Communications 7.375% 08/01/2015	1,435,000	1,449,350
NTL Cable PLC 9.125% 08/15/2016	50,000	52,750
PanAmSat Corp. 9.000% 08/15/2014	253,000	258,060
Qwest Corp. 8.875% 03/15/2012	470,000	514,650
Rural Cellular Corp. 9.875% 02/01/2010	132,000	137,610
Telefonica Del Peru SA PEN(c) (e) 8.000% 04/11/2016	828,300	292,934
West Corp. 9.500% 10/15/2014	120,000	123,300
West Corp. 11.000% 10/15/2016	50,000	52,375
Windstream Corp. 8.125% 08/01/2013	285,000	301,388

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Windstream Corp. 8.625% 08/01/2016	$185,000	$197,950
		5,738,695
Textiles — 0.0%
INVISTA(c) 9.250% 05/01/2012	120,000	126,600
Transportation — 0.3%
Panama Canal Railway Co.(c) 7.000% 11/01/2026	410,000	410,000
PHI, Inc. 7.125% 04/15/2013	75,000	72,750
TGI International Ltd.(c) 9.500% 10/03/2017	770,000	805,574
		1,288,324
Trucking & Leasing — 0.0%
Greenbrier Cos., Inc. 8.375% 05/15/2015	115,000	113,706
TOTAL CORPORATE DEBT (Cost $87,268,646)		88,295,676
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
Automobile ABS — 0.3%
AESOP Funding II LLC, Series 2005-1A, Class A2 FRN(c) 5.058% 04/20/2009	50,000	49,977
Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4 FRN 5.111% 04/15/2011	1,060,000	1,055,197
Taganka Car Loan Finance PLC, Series 2006-1A, Class C FRN(c) 8.391% 11/14/2013	90,000	89,010
		1,194,184
Commercial MBS — 1.2%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2 4.501% 07/10/2043	200,000	196,711

	Principal Amount	Market Value
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B 5.205% 12/11/2049	$430,000	$426,731
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2 6.560% 11/18/2035	103,952	104,047
GE Capital Commerical Mortgage Corp., Series 2005-C3, Class A2 4.853% 07/10/2045	120,000	119,080
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2 4.305% 08/10/2042(f)	120,000	117,925
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2 5.117% 04/10/2037	130,000	129,401
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2 5.381% 07/10/2012	320,000	319,596
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A2 4.575% 07/15/2042	50,000	49,256
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A2 4.790% 10/15/2042	170,000	168,225
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2 5.827% 02/15/2051	220,000	237,664

	Principal Amount	Market Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A2S 5.305% 01/15/2049	$380,000	$377,698
JP Morgan Commercial Mortgage Finance Corp., Series 2000-C9, Class A2 7.770% 10/15/2032	361,714	376,600
LB Commercial Conduit Mortgage Trust, Series 199-C2, Class C 7.470% 10/15/2032	314,000	327,122
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 7.950% 05/15/2025	369,034	388,136
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2 4.885% 09/15/2040	140,000	139,213
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2 5.318% 02/15/2040	350,000	349,157
Nomura Asset Securities Corp., Series 1998-D, Class A 6.590% 03/15/2030	362,386	363,434
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2 6.360% 03/12/2034	373,000	385,459
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.782% 03/15/2042	220,000	218,250
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2 5.275% 11/15/2048	54,000	53,759
		4,847,464

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Home Equity ABS — 0.2%
Ace Securities Corp., Series 2005-HE7, Class A2B FRN 5.053% 11/25/2035	$92,748	$92,400
Argent Securities, Inc., Series 2004-W8, Class A2 FRN 5.353% 05/25/2034	165,153	161,695
Argent Securities, Inc., Series 2006-M3, Class A2B FRN 4.973% 10/25/2036	100,000	97,620
Centex Home Equity, Series 2006-A, Class AV2 FRN 4.973% 06/25/2036	180,000	178,538
Household Home Equity Loan Trust, Series 2005-3, Class A1 FRN 5.258% 01/20/2035	71,951	70,182
Optim One Mortgage Loan Trust, Series 2006-2, Class 2A2 FRN 4.973% 07/25/2036	210,000	206,948
Residential Asset Securitization Trust, Series 2006-KS7, Class A2 FRN 4.973% 09/25/2036	150,000	146,575
		953,958
Other ABS — 0.6%
Countrywide Asset Backed Certificates, Series 2006-8, Class 2A1 FRN 5.161% 01/25/2046	314,693	312,480
First Franklin Mortage Loan, Series, 2006-FF10, Class A3 FRN 4.963% 07/25/2036	120,000	116,035
First Franklin Mortage Loan, Series, 2006-FF9, Class 2A2 FRN 4.983% 06/25/2036	60,000	58,397
ICE EM CLO, Series 2007-1A, Class C FRN(c) 8.400% 08/15/2022	800,000	748,000

	Principal Amount	Market Value
ICE EM CLO, Series 2007-1A, Class D FRN(c) 10.400% 08/15/2022	$800,000	$736,000
Lehman XS Trust, Series 2005-10, Class 2A3B 5.550% 01/25/2036	76,072	75,121
Lehman XS Trust, Series 2005-2, Class 2A1B 5.180% 08/25/2035	59,293	59,273
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AF2 4.415% 04/25/2035	1,483	1,477
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A3 5.680% 01/25/2036	70,000	68,955
Residential Asset Mortgage Products, Inc. Series 2006-RS4, Class A1 FRN 4.953% 07/25/2036	38,183	37,990
Residential Asset Mortgage Products, Inc., Series 2004-RS7, Class AI3 4.450% 07/25/2028	13,094	13,040
Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B FRN 5.123% 06/25/2036	219,722	219,173
Structured Asset Investment Loan Trust, Series 2006-2, Class A1 FRN 4.933% 04/25/2036	26,265	26,182
Wells Fargo Home Equity Trust, Series 2006-2, Class A2 FRN 4.973% 07/25/2036	120,000	118,838
		2,590,961
WL Collateral CMO — 2.0%
Argent Securities, Inc., Series 2006-W5, Class A2B FRN 4.973% 06/25/2036	140,000	138,250

	Principal Amount	Market Value
Banc of America Funding Corp., Series 2004-2, Class 2A1 6.500% 07/20/2032	$107,136	$107,847
Banc of America Mortgage Securities, Series 2003-E, Class 2A2 4.350% 06/25/2033	527,268	526,196
Banc of America Mortgage Securities, Series 2004-8, Class 5A1 6.500% 05/25/2032	101,596	102,140
Bear Stearns Adjustable Rate Mortgage Tr & Pro, Series 2006-4, Class 2A1 FRN 5.804% 10/25/2036	199,989	200,624
Chaseflex Trust, Series 2006-2, Class A1B FRN 4.973% 09/25/2036	53,503	53,459
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 1A3A FRN 5.896% 07/25/2036	408,015	409,658
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Class A2B 5.536% 03/01/2036	50,000	49,947
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A2 4.725% 10/25/2036	80,000	77,944
CitiMortgage Alternative Loan Trust, Series 2006-A5, Class 1A13 FRN 5.581% 10/25/2036	346,448	343,204
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500% 08/25/2032	230,657	231,953

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Countrywide Alternative Loan Trust, Series 2007-8CB, Class A1 5.500% 05/25/2037	$897,539	$878,760
Countrywide Home Loan, Series 2003-46, Class 1A2 FRN 4.121% 01/19/2034	823,108	818,364
Deutshe ALT, Series 2006-AB2, Class A7 5.961% 06/25/2036	109,628	109,709
Deutshe ALT, Series 2006-AB3, Class A7 6.360% 07/25/2036	29,136	29,196
Deutshe ALT, Series 2006-AB4, Class A1A 6.005% 06/25/2008	412,636	411,771
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A1 5.500% 04/25/2037	214,545	212,257
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1 FRN 6.755% 02/25/2032	228,595	230,906
Lehman XS Trust, Series 2005-4, Class 2A1B 5.170% 10/25/2035	50,962	50,691
Malt, Series 2004-9, Class A3 4.700% 08/25/2034	9,222	9,193
MASTR 2006-3 2A1 FRN 5.323% 10/25/2036	923,258	913,897
MASTR Alternative Loans Trust, Series 2004-6, Class 10A1 6.000% 07/25/2034	144,997	143,668
Residential Accredit Loans, Inc. Series 2006-QS5, Class 2A2 6.000% 05/25/2036	133,745	133,700
Residential Accredit Loans, Inc., Series 2003-QS1, Class A2 5.750% 01/25/2033	74,110	73,991

	Principal Amount	Market Value
Residential Accredit Loans, Inc., Series 2006-QS13, Class 1A5 6.000% 09/25/2036	$677,379	$673,792
Residential Accredit Loans, Inc., Series 2006-QS13, Class 1A8 6.000% 09/25/2036	155,479	155,559
Residential Accredit Loans, Inc., Series 2007-QS6, Class A114 5.750% 04/25/2037	289,709	290,012
Residential Accredit Loans, Inc., Series 2007-QS6, Class A28 5.750% 04/25/2037	269,374	272,084
Residential Asset Securitization Trust, Series 2006-A9CB, Class A5 6.000% 09/25/2036	193,026	193,070
Structured Asset Securities Corp., Series 2005-4XS, Class 3A1 5.180% 03/25/2035	36,937	36,972
Washington Mutual Mortgage, Series 2003-AR9, Class 2A FRN 4.047% 09/25/2033	317,491	315,928
Washington Mutual, Inc., Series 2005-AR8, Class 2AB1 FRN 5.123% 07/25/2045	10,060	10,050
		8,204,792
WL Collateral PAC — 0.1%
Wells Fargo Mortgage Backed Securities T & Pro, Series 2006-12, Class A1 6.000% 10/25/2036	309,907	311,112
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,399,031)		18,102,471

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 21.7%
Argentina Bonos 7.000% 09/12/2013	$1,510,000	$1,371,911
Argentine Republic 7.000% 10/03/2015	190,000	163,875
Argentine Republic ARS(e) 2.000% 09/30/2014	3,259,000	1,024,664
Argentine Republic VRN 5.389% 08/03/2012	281,250	259,650
Autopistas del Nordeste Cayman Ltd.(c) 9.390% 01/15/2026	556,737	567,872
Banco Inves SA, MXN(e) 6.450% 03/13/2034	880,000	313,237
Bonos Y Oblig Del Estado EUR(e) 3.800% 01/31/2017	455,000	632,666
Bundesrepub Deutschland Series 05 EUR(e) 4.000% 01/04/2037	2,255,000	2,997,914
Canada Government CAD(e) 0.000% 12/27/2007	2,910,000	3,033,984
Central Bank of Argentina ARS VRN(e) 2.000% 02/04/2018	648,240	266,090
Central Bank of Nigeria 5.092% 01/05/2010	62,913	10,601
Cert Di Credito Des Treasury EUR FRN(e) 4.000% 07/01/2009	4,030,000	5,844,056
Dominican Republic 9.040% 01/23/2018	437,191	507,141
Dominican Republic(c) 9.500% 09/27/2011	118,729	126,922
French Discount T-Bill EUR(e) 0.000% 01/17/2008	780,000	1,117,563
French Republic EUR(e) 3.250% 04/25/2016	2,125,000	2,846,728
French Republic EUR(e) 4.000% 10/25/2038	1,865,000	2,447,258
Hellenic Republic EUR(e) 4.600% 05/20/2013	1,325,000	1,938,966
Japan Government JPY(e) 0.800% 01/15/2009	423,000,000	3,681,083
Japan Government JPY(e) 0.900% 12/20/2012	198,000,000	1,701,247

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Japan Government JPY(e) 1.500% 03/20/2015	$210,000,000	$1,845,957
Japan Government JPY(e) 2.300% 12/20/2036	284,000,000	2,401,592
Kingdom of Belgium EUR(e) 0.000% 11/15/2007	1,430,000	2,062,969
Kingdom of Belgium EUR(e) 5.000% 03/28/2035	570,000	872,017
Kingdom of Denmark DKK(e) 4.000% 08/15/2008- 11/15/2015	3,300,000	633,683
Kingdom of Denmark DKK(e) 7.000% 11/10/2024	315,000	78,831
Kingdom of the Netherlands EUR(e) 5.000% 07/15/2011	830,000	1,232,716
Malaysia Government MYR(e) 4.720% 09/30/2015	1,280,000	410,341
Peru Bond Soberano PEN(e) 7.840% 08/12/2020	2,575,000	975,240
Queensland Treasury Corp., AUD(e) 6.000% 07/14/2009	230,000	209,023
Republic of Argentina FRN 0.000% 12/15/2035	1,120,000	154,000
Republic of Austria, EUR(c) (e) 4.000% 09/15/2016	615,000	868,619
Republic of Brazil 6.000% 01/17/2017	775,000	792,050
Republic of Brazil 8.000% 01/15/2018	2,330,000	2,613,095
Republic of Brazil 8.750% 02/04/2025	170,000	222,700
Republic of Brazil 8.875% 10/14/2019	1,190,000	1,502,375
Republic of Brazil 10.500% 07/14/2014	802,000	1,025,357
Republic of Bulgaria 8.250%	260,000	306,488
Republic of Bulgaria(c) 8.250% 01/15/2015	250,000	295,000
Republic of Colombia 7.375% 09/18/2037	731,000	834,802
Republic of Colombia 8.125% 05/21/2024	205,000	246,513

	Principal Amount	Market Value
Republic of Colombia 10.750% 01/15/2013	$310,000	$381,455
Republic of Colombia COP(e) 11.750% 03/01/2010	111,000,000	58,368
Republic of Colombia COP(e) 12.000% 10/22/2015	1,731,000,000	985,002
Republic of Costa Rica 9.995% 08/01/2020	172,000	225,750
Republic of Egypt EGP(c) (e) 8.750% 07/18/2012	1,480,000	276,297
Republic of El Salvador(c) 7.625% 09/21/2034	178,000	206,480
Republic of El Salvador(c) 7.650% 06/15/2035	495,000	574,200
Republic of Germany EUR(e) 01/16/2008	4,040,000	5,789,980
Republic of Germany EUR(e) 3.750% 07/04/2013	1,270,000	1,797,147
Republic of Ghana(c) 8.500% 10/04/2017	440,000	451,000
Republic of Guatemala 10.250% 11/08/2011	132,000	152,130
Republic of Guatemala(c) 10.250%	108,000	124,470
Republic of Indonesia(c) 6.750% 03/10/2014	770,000	803,726
Republic of Indonesia(c) (d) 7.250% 04/20/2015	785,000	841,913
Republic of Indonesia(c) 8.500% 10/12/2035	340,000	414,375
Republic of Panama 6.700% 01/26/2036	860,000	906,440
Republic of Panama 7.250% 03/15/2015	425,000	465,375
Republic of Panama 8.875% 09/30/2027	140,000	181,650
Republic of Panama 9.375% 04/01/2029	500,000	680,000
Republic of Peru PEN(e) 8.600% 08/12/2017	1,109,000	433,199
Republic of Peru PEN(e) 9.910% 05/05/2015	2,393,000	971,926
Republic of Peru PEN(e) 12.250% 08/10/2011	386,000	155,354
Republic of Poland PLN(e) 5.000% 10/24/2013	1,850,000	713,563

	Principal Amount	Market Value
Republic of Poland PLN(e) 5.750% 09/23/2022	$445,000	$180,800
Republic of the Philippines 7.750% 01/14/2031	246,000	280,440
Republic of the Philippines 9.000% 02/15/2013	650,000	747,500
Republic of Turkey 6.750% 04/03/2018	1,545,000	1,568,175
Republic of Turkey 7.000% 09/26/2016	1,195,000	1,250,481
Republic of Turkey 7.250% 03/15/2015	1,045,000	1,106,446
Republic of Turkey TRY(e) 0.000% 08/13/2008	875,000	658,785
Republic of Turkey TRY(e) 16.000% 03/07/2012	4,590,000	4,070,344
Republic of Uruguay 4.250% 04/05/2027	7,600,000	355,545
Republic of Uruguay 5.000% 09/14/2018	7,520,000	407,393
Republic of Uruguay 7.625% 03/21/2036	380,000	424,650
Republic of Uruguay 8.000% 11/18/2022	905,000	1,031,700
Santa Fe de Bogota DC, COP(c) (e) 9.750% 07/26/2028	445,000,000	220,889
Spain Letras Del Tesoro EUR(e) 0.000% 03/20/2008	1,555,000	2,212,440
State of Israel ILS(e) 7.500% 03/31/2014	3,255,000	918,478
United Kingdom GBP(e) 4.000% 03/07/2009	965,000	1,969,352
United Kingdom GBP(e) 5.000% 03/07/2008	935,000	1,933,257
United Kingdom Treasury GBP(e) 6.000% 12/07/2028	1,065,000	2,580,385
		89,943,656
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $84,817,735)		89,943,656
STRUCTURED OBLIGATIONS — 6.4%
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 05/12/2008	195,652	185,928
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 02/21/2008	228,383	266,320

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 03/20/2008	$101,072	$97,471
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 12/24/2007	98,928	97,695
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 03/10/2008	162,252	157,034
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 0.000% 03/20/2008	111,975	102,202
Citigroup Funding, Inc. Unsec. Credit Linked Nts. 4.000% 05/18/2009	171,342	169,867
Citigroup Funding, Inc. Unsec. Credit Linked Nts.(c) 15.000% 03/12/2012	238,031	250,747
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts. 22.000% 10/03/2011	98,802	126,754
Citigroup Global Markets Holdings, Inc., Republic of Argentina Bond Unsec. Credit Linked Nts.(c) 0.000% 05/22/2008	72,115	77,855
Citigroup Global Markets Holdings, Inc., Republic of Argentina Unsec. Credit Linked Nts. 0.000% 04/16/2010	250,144	293,801
Citigroup Global Markets Holdings, Inc., Republic of Colombia Unsec. Credit Linked Nts.(c) 11.000% 07/27/2020	128,592	179,320

	Principal Amount	Market Value
Citigroup Global Markets Holdings, Inc., Republic of Egypt Unsec. Credit Linked Nts.(c) 0.000% 02/16/2008	$163,286	$171,878
Citigroup Global Markets Holdings, Inc., Republic of Nigeria Unsec. Credit Linked Nts. NGN 0.000% 03/01/2011	538,614	677,867
Citigroup Global Markets Holdings, Inc., Republic of Nigeria Unsec. Credit Linked Nts. NGN 0.000% 04/04/2011	389,714	481,351
Citigroup Global Markets Holdings, Inc., Ukraine Unsec. Credit Linked Nts.(c) 0.000% 01/04/2010	58,772	52,113
Citigroup, Credit Linked Nts. 0.000% 08/11/2008	217,523	201,698
Coriolanus Ltd. BRL(c) (e) 0.000% 12/31/2017	3,300,000	1,332,338
Coriolanus Ltd. FRN(c) 0.000% 08/10/2010	400,000	384,600
Credit & Repackaged Securities Ltd. COP(c) (e) 0.000% 02/08/2037	4,000,000	163,600
Credit & Repackaged Securities Ltd. TRY(c) (e) 0.000% 03/29/2017	3,500,000	757,142
Credit Suisse First Boston, Ukraine Unsec. Credit Linked Nts., UAH(e) 0.000% 12/30/2009	1,765,000	385,825
Credit Suisse First Boston, Ukraine Unsec. Credit Linked Nts., UAH(e) 11.940% 12/30/2009	2,650,000	582,576

	Principal Amount	Market Value
Credit Suisse International, Russian Federation Credit Linked Nts. RUB(e) 8.590% 05/20/2010	$15,100,000	$634,921
Dominican Republic 0.000% 05/12/2008	89,157	84,726
Dresdner Bank AG FRN 0.000% 12/12/2011	200,000	214,260
Eirles Two Ltd. FRN(c) 6.793% 04/30/2012	800,000	767,200
Eirles Two Ltd. FRN 8.279% 04/20/2012	700,000	662,900
Emblem Finance Co., Ltd. FRN(c) 9.598% 06/20/2010	340,000	337,892
JP Morgan Chase Bank(c) 0.000% 11/30/2012	367,142	307,104
JP Morgan Securities Ltd., Republic of Argentina Unsec. Credit Linked Nts. ARS(e) 0.000% 12/19/2011	1,610,006	517,060
JP Morgan Securities Ltd., Republic of Brazil Real Unsec. Credit Linked Nts., BRL(e) 0.000% 01/02/2015	8,326,000	2,118,672
JP Morgan Securities Ltd., Republic of Brazil Unsec. Credit Linked Nts. 0.000% 05/15/2045	290,000	271,714
JP Morgan Securities Ltd., Republic of Columbia Unsec. Credit Linked Nts. COP(e) 0.000% 10/31/2016	1,437,872	661,997
JP Morgan Securities Ltd., Republic of Columbia Unsec. Credit Linked Nts., COP(e) 0.000% 08/03/2020	1,370,363	464,273

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
JP Morgan Securities Ltd., Republic of Peru Unsec. Credit Linked Nts.(c) (e) 0.000% 09/02/2015	$292,127	$178,668
Lehman Brothers Holdings, Inc. 6.000% 02/05/2017	2,120,000	2,008,516
Lehman Brothers, Senegal, Unsec. Credit Linked Nts. 10.750% 05/15/2012	1,300,000	1,300,000
Morgan Stanley, Republic of the Philippines Unsec. Credit Linked Nts. 0.000% 09/20/2015	2,400,000	2,885,544
Morgan Stanley, Republic of the Philippines Unsec. Credit Linked Nts.(c) 0.000% 06/20/2016	160,000	172,005
Morgan Stanley, Republic of the Philippines Unsec. Credit Linked Nts.(c) 8.430% 09/20/2015	250,000	289,540
Morgan Stanley, Unsec. Credit Linked Nts. BRL(c) (e) 0.000% 01/05/2022	1,887,048	392,506
Morgan Stanley, Unsec. Credit Linked Nts. PEN(c) (e) 6.250% 03/23/2017	716,000	225,904
Nielsen Finance LLC Co Step(d) 12.500% 08/01/2016	180,000	130,050
Piazza Vittoria Finance FRN EUR(e) 4.454% 07/20/2010	422,957	608,947
Red Square Capital Ltd. RUB(c) (e) 0.000% 11/20/2008	10,000,000	409,273
Republic of Brazil 0.000% 02/20/2012	432,737	518,287
Republic of Egypt 0.000% 02/28/2008	238,852	262,749
Republic of Egypt 0.000% 01/10/2008	252,040	267,029
Republic of Ghana(c) 0.000% 04/02/2010	534,233	510,620

	Principal Amount	Market Value
Republic of South Africa NGN(e) 9.250% 01/18/2008	$30,900,000	$273,904
Russian Federation 0.000% 12/02/2008	130,344	143,771
Russian Federation 7.500% 12/04/2008	291,806	314,010
UBS AG Stamford CT, Ghanaian Credit Linked Nts. 0.000% 12/21/2011	170,755	181,396
UBS AG, Nigerian, Unsec. Credit Linked Nts. 13.500% 09/18/2011	1,200,000	1,150,860
		26,462,280
TOTAL STRUCTURED OBLIGATIONS (Cost $23,739,912)		26,462,280
U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.5%
Collateralized Mortgage Obligations — 4.5%
FHLMC, Series 1360, Class PZ 7.500% 09/15/2022	264,284	264,134
FHLMC, Series 1628, Class LZ 6.500% 12/15/2023	339,637	351,130
FHLMC, Series 2035, Class PE IO 7.000% 03/15/2028	129,149	21,250
FHLMC, Series 2042, Class N 6.500% 03/15/2028	90,656	92,160
FHLMC, Series 2043, Class ZP 6.500% 04/15/2028	123,016	125,292
FHLMC, Series 2049, Class PL IO 7.000% 04/15/2028	796,493	118,644
FHLMC, Series 2055, Class ZM 6.500% 05/15/2028	59,678	61,191
FHLMC, Series 2080, Class Z 6.500% 08/15/2028	94,500	97,428
FHLMC, Series 2122, Class F FRN 5.541% 02/15/2029	215,578	216,869
FHLMC, Series 216, Class IO 6.000% 12/01/2031	77,321	17,997

	Principal Amount	Market Value
FHLMC, Series 2177, Class SB IO 3.859% 08/15/2029	$663,206	$70,244
FHLMC, Series 224, Class IO 6.000% 03/01/2033	224,003	53,831
FHLMC, Series 2279, Class PK 6.500% 01/15/2031	120,151	123,264
FHLMC, Series 2344, Class FP FRN 6.041% 08/15/2031	117,815	120,382
FHLMC, Series 2387, Class PD 6.000% 04/15/2030	410	410
FHLMC, Series 2401, Class FA FRN 5.741% 07/15/2029	366,436	370,180
FHLMC, Series 2410, Class PF FRN 6.071% 02/15/2032	340,786	348,266
FHLMC, Series 2412, Class GF FRN 6.041% 02/15/2032	255,266	260,437
FHLMC, Series 2427, Class ZM 6.500% 03/15/2032	168,340	172,038
FHLMC, Series 243, Class IO 6.000% 12/15/2032	119,826	28,344
FHLMC, Series 2435, Class EQ 6.000% 05/15/2031	229,967	232,676
FHLMC, Series 2451, Class FD FRN 6.091% 03/15/2032	86,644	88,578
FHLMC, Series 2453, Class BD 6.000% 05/15/2017	140,907	142,852
FHLMC, Series 2461, Class PZ 6.500% 06/15/2032	230,323	233,341
FHLMC, Series 2464, Class FI FRN 6.091% 02/15/2032	70,713	72,275
FHLMC, Series 2470, Class LF FRN 6.091% 02/15/2032	70,325	71,879
FHLMC, Series 2471, Class FD FRN 6.091% 03/15/2032	131,761	134,602
FHLMC, Series 2517, Class GF FRN 6.091% 02/15/2032	80,047	81,816

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FHLMC, Series 2551, Class LF FRN 5.591% 01/15/2033	$349,405	$351,358
FHLMC, Series 2641, Class CE 3.500% 09/15/2025	108,033	106,417
FHLMC, Series 2676, Class KY 5.000% 09/15/2023	119,000	112,266
FHLMC, Series 2727, Class UA 3.500% 10/15/2022	56,404	55,819
FHLMC, Series 2736, Class DB 3.300% 11/15/2026	502,900	492,626
FHLMC, Series 2777, Class PJ 4.000% 05/15/2024	59,587	59,106
FHLMC, Series 2802, Class AS FRN 2.159% 04/15/2033	237,850	14,125
FHLMC, Series 2819, Class IO FRN 2.509% 06/15/2034	510,651	38,962
FHLMC, Series 2920, Class IO FRN 1.609% 01/15/2035	290,853	15,094
FHLMC, Series 2934, Class NA 5.000% 04/15/2024	168,571	168,582
FHLMC, Series 2939, Class PE 5.000% 02/15/2035	658,000	612,088
FHLMC, Series 3000, Class IO FRN 1.059% 07/15/2025	402,079	16,789
FHLMC, Series 3004, Class IO FRN 1.059% 07/15/2035	533,402	22,627
FHLMC, Series 3025, Class SJ FRN 6.082% 08/15/2035	24,037	24,488
FHLMC, Series 3094, Class HS 5.715% 06/15/2034	87,832	89,013
FHLMC, Series 3110, Class SL 1.059% 02/15/2026	421,679	18,546
FHLMC, Series 3138, Class PA 5.500% 02/15/2027	960,433	969,275
FNMA, Series 1999-54, Class LH 6.500% 11/25/2029	170,485	174,712

	Principal Amount	Market Value
FNMA, Series 2001-44, Class QC 6.000% 09/25/2016	$309,678	$315,179
FNMA, Series 2001-46, Class ZG 6.000% 09/25/2031	879,550	890,837
FNMA, Series 2001-50, Class NE 6.000% 08/25/2030	2,706	2,698
FNMA, Series 2001-51, Class OD 6.500% 10/25/2031	159,223	163,331
FNMA, Series 2001-68, Class FD FRN 5.373% 12/25/2031	929,209	936,397
FNMA, Series 2001-69, Class PF FRN 5.873% 12/25/2031	159,993	163,514
FNMA, Series 2001-70, Class LR 6.000% 09/25/2030(f)	13,446	13,467
FNMA, Series 2001-80, Class Z 6.000% 01/25/2032	172,059	174,265
FNMA, Series 2001-82, Class ZA 6.500% 01/25/2032	70,144	72,359
FNMA, Series 2001-T10, Class IO 0.450% 12/25/2041	5,598,312	68,771
FNMA, Series 2002-29, Class F FRN 5.873% 04/25/2032	75,076	76,728
FNMA, Series 2002-60, Class FH FRN 5.873% 08/25/2032	201,441	205,834
FNMA, Series 2002-64, Class FJ FRN 5.873% 04/25/2032	23,629	24,150
FNMA, Series 2002-66, Class FG FRN 5.873% 09/25/2032	508,024	519,069
FNMA, Series 2002-68, Class 20 FRN 5.535% 10/18/2032	69,024	69,374
FNMA, Series 2002-89, Class S IO 3.328% 01/25/2033	131,173	12,689
FNMA, Series 2002-9, Class PC 6.000% 03/25/2017	139,171	140,857
FNMA, Series 2003-116, Class FA FRN 5.273% 11/25/2033	32,980	33,059

	Principal Amount	Market Value
FNMA, Series 2003-118, Class S, IO 4.270% 12/25/2033	$351,304	$44,167
FNMA, Series 2003-13, Class IO 7.000% 03/25/2033	160,329	36,543
FNMA, Series 2003-130, Class CS FRN 4.355% 12/25/2033	211,462	195,878
FNMA, Series 2003-17, Class EQ 5.500% 03/25/2023	403,000	390,231
FNMA, Series 2003-23, Class EQ 5.500% 04/25/2023	331,000	320,394
FNMA, Series 2003-33, Class IO FRN 3.378% 05/25/2033	198,186	25,099
FNMA, Series 2003-4, Class S, IO FRN 3.378% 02/25/2033	101,245	11,469
FNMA, Series 2003-81, Class NB 4.500% 11/25/2014	490,000	487,526
FNMA, Series 2003-81, Class PU 4.000% 03/25/2025	129,131	127,750
FNMA, Series 2003-84, Class AJ 3.000% 04/25/2013	129,757	128,204
FNMA, Series 2003-84, Class GC 4.500% 05/25/2015	590,000	587,023
FNMA, Series 2003-84, Class PW 3.000% 06/25/2022	61,326	60,862
FNMA, Series 2004-101, Class BG 5.000% 01/25/2020	155,000	151,198
FNMA, Series 2004-52, Class JR 4.500% 07/25/2024	240,572	239,441
FNMA, Series 2004-W9, Class 2A2 7.000% 02/25/2044	69,711	72,638
FNMA, Series 2005-100, Class BQ 5.500% 11/25/2025	110,000	106,652
FNMA, Series 2005-105, Class SA 1.828% 12/25/2035	1,500,556	93,563
FNMA, Series 2005-40, Class SA, IO FRN 1.828% 05/25/2035	843,885	43,616

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA, Series 2005-40, Class SB, IO FRN 1.878% 05/25/2035	$225,270	$12,419
FNMA, Series 2005-59, Class NQ FRN 4.694% 05/25/2035	156,580	150,748
FNMA, Series 2005-71, Class DB 4.500% 08/25/2035	190,000	176,212
FNMA, Series 2005-71, Class SA, IO FRN 1.878% 08/25/2025	254,397	16,232
FNMA, Series 2005-85, Class SA 1.278% 10/25/2035	2,145,964	92,926
FNMA, Series 2005-87, Class IO FRN 1.828% 10/25/2035	1,207,799	76,888
FNMA, Series 2006-11, Class PS FRN 6.701% 03/25/2036	114,562	116,129
FNMA, Series 2006-119, Class MS FRN 1.828% 12/25/2036	121,191	7,635
FNMA, Series 2006-33, Class IO FRN 2.328% 05/25/2036	2,058,494	173,435
FNMA, Series 2006-43, Class Sj FRN 1.718% 06/25/2036	1,896,157	132,653
FNMA, Series 2006-44, Class 0A 5.500% 12/25/2026	274,750	276,827
FNMA, Series 2006-46, Class SW FRN 6.334% 06/25/2036	150,343	149,332
FNMA, Series 2006-50, Class KS FRN 6.334% 06/25/2036	131,167	125,704
FNMA, Series 2006-50, Class SK FRN 6.334% 06/25/2036	159,082	154,699
FNMA, Series 2006-57, Class PA 5.500% 08/25/2027	371,048	373,960
FNMA, Series 2006-75, Class IO FRN 1.598% 08/25/2036	241,911	16,004
FNMA, Series 2006-90, Class SX IO 2.358% 09/25/2036	531,580	35,591
FNMA, Series 2055-87, Class IO FRN 1.178% 10/25/2035	1,633,466	77,709

	Principal Amount	Market Value
FNMA, Series 254, Class 2 IO 7.500% 01/01/2024	$357,401	$92,351
FNMA, Series 319, Class IO 6.500% 02/01/2032	1,116,942	278,590
FNMA, Series 324, Class 2, IO 6.500% 07/01/2032	209,763	46,790
FNMA, Series 331, Class 5 6.000% 02/01/2033	327,822	71,966
FNMA, Series 334, Class 5 5.500% 05/01/2033	190,081	47,416
FNMA, Series 339, Class 7 5.500% 07/01/2033	653,079	142,851
FNMA, Series 342, Class IO 6.000% 10/01/2033	225,892	54,179
FNMA, Series 344, Class 2 IO 6.000% 12/01/2033	464,247	111,927
FNMA, Series SMBS, Class 321, IO 6.500% 04/01/2032	308,505	77,410
GNMA, Series 2000-12, Class ZA 8.000% 02/16/2030	972,051	1,046,935
GNMA, Series 2001-62, Class KZ 6.500% 12/16/2031	344,055	353,306
Total Collateralized Mortgage Obligations		18,807,059
Pass-Through Securities — 20.0%
FHLMC 3.375% 04/15/2009	6,240,000	6,154,702
FHLMC 4.500% 05/01/2019	807,703	783,377
FHLMC 5.000% 08/01/2033- 12/01/2034	2,008,903	1,895,612
FHLMC 5.250% 05/21/2009	6,100,000	6,179,776
FHLMC 5.500% 11/15/2025	541,795	544,966
FHLMC 6.000% 07/01/2024- 03/01/2033	405,071	409,822
FHLMC 6.500% 04/01/2018- 06/01/2035	2,219,458	2,284,537

	Principal Amount	Market Value
FHLMC 7.000% 03/01/2031- 10/01/2031	$138,453	$145,729
FHLMC 7.500% 02/01/2032	32,034	33,920
FHLMC 8.500% 08/01/2031	19,306	20,922
FNMA 0.000% 07/01/2032	52,379	39,986
FNMA 4.500% 05/01/2018- 08/01/2020	4,592,414	4,459,061
FNMA 4.625% 10/25/2012	2,990,000	2,972,921
FNMA 4.750% 11/19/2012	2,980,000	2,979,369
FNMA 5.000% 12/01/2017- 09/01/2035	6,304,244	6,164,979
FNMA 5.000% 08/01/2033- 11/01/2033(f)	3,115,222	2,997,549
FNMA 5.125% 07/13/2009	8,270,000	8,375,092
FNMA 5.500% 02/01/2022- 01/01/2034	17,890,353	17,723,299
FNMA 6.000% 06/01/2017- 08/01/2035	5,129,584	5,123,613
FNMA 6.500% 05/01/2017- 10/01/2034	1,725,909	1,779,261
FNMA 7.000% 11/01/2017- 04/01/2034	1,447,769	1,517,654
FNMA 7.500% 02/01/2027- 03/01/2033	821,163	878,128
FNMA Interest Strip 6.000% 03/01/2033	315,166	73,924
FNMA TBA(g) 5.000% 11/01/2022	2,232,000	2,197,299
FNMA TBA(g) 5.500% 11/01/2022- 11/01/2037	407,000	406,723
FNMA TBA(g) 6.000% 11/01/2022- 11/01/2037	5,429,000	5,486,158
GNMA 13.000% 10/15/2015	74,868	86,064
GNMA 13.500% 06/15/2015	99,555	114,769

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Resolution Funding Corp. Principal Strip 01/15/2021	$1,955,000	$1,007,731
Total Pass-Through Securities		82,836,943
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $101,317,834)		101,644,002
TOTAL BONDS & NOTES (Cost $317,370,220)		326,176,136
OPTIONS — 0.1%
Bank of America Basket Call, JPY Expires 11/19/07, Strike 90.86	2,030,000	-
Credit Suisse Basket Call, EUR Expires 12/12/07, Strike 1.02	4,110,000	3,888
Credit Suisse Call, EUR Expires 12/21/07, Strike 1.41	3,210,000	136,987
Deutsche Bank Call BRL, Expires 12/21/07, Strike 1.81	2,820,000	75,953
TOTAL OPTIONS (Cost $131,620)		216,828
TOTAL LONG TERM INVESTMENTS (Cost $322,153,932)		331,001,327
SHORT-TERM INVESTMENTS — 18.4%
Cash Equivalents — 0.8%(j)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	23,631	23,631
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	59,077	59,077
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	47,262	47,262
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	70,892	70,892
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	29,538	29,538
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	70,892	70,892

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	$47,262	$47,262
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	29,538	29,538
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	29,538	29,538
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	35,446	35,446
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	29,538	29,538
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	141,785	141,785
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	59,077	59,077
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	59,077	59,077
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	35,446	35,446
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	118,154	118,154
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	118,154	118,154
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	23,631	23,631
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	76,800	76,800
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	29,538	29,538
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	35,446	35,446
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	88,615	88,615
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	118,154	118,154

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	$88,615	$88,615
Freddie Mac Agency 4.533% 11/05/2007	7,425	7,425
Freddie Mac Agency Discount Note 4.527% 11/13/2007	22,999	22,999
General Electric Capital Corp. 4.822% 11/14/2007	117,621	117,621
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	59,077	59,077
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	88,615	88,615
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	59,077	59,077
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	118,154	118,154
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	118,154	118,154
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	88,615	88,615
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	53,169	53,169
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	29,538	29,538
Reserve Primary Money Market Fund(h)	53,708	53,708
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	35,446	35,446
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	177,234	177,234
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	29,538	29,538
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	59,077	59,077
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	118,154	118,154

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	$47,262	$47,262
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	23,631	23,631
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	47,262	47,262
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	184,587	184,587
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	29,538	29,538
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	88,615	88,615
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	29,538	29,538
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	59,077	59,077
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	59,077	59,077
		3,269,294
Discount Notes — 10.2%
FHLMC 4.500% 02/25/2008	41,290,000	40,701,495
FHLMC 4.945% 02/04/2008	1,750,000	1,727,163
		42,428,658
Repurchase Agreements — 7.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(k)	30,561,918	30,561,918
TOTAL SHORT-TERM INVESTMENTS (Cost $76,259,870)		76,259,870
TOTAL INVESTMENTS — 98.3% (Cost $398,413,802)(l)		407,261,197
Other Assets/ (Liabilities) — 1.7%		6,891,243
NET ASSETS — 100.0%		$414,152,440

Notes to Portfolio of Investments

ARS - Argentine Peso

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

DKK - Danish Krone

EGP - Egyptian Pound

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

ILS - Israeli Shekel

JPY - Japanese Yen

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

NGN - Nigeria Naira

PEN - Peruvian New Sol

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

STEP - Step up bond

TBA - To be announced

TRY - New Turkish Lira

UAH - Ukraine Hryvnia

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $42,726,283 or 10.7% of net assets.

(d)  Denotes all or a portion of security on loan. (Note 2).

(e)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Security is currently in default.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  Maturity value of $30,564,474. Collateralized by a U.S. Government Agency obligations with rates ranging from 5.179% to 5.441%, maturity dates ranging from 12/25/2035 to 1/15/2036, and an aggregate market value, including accrued interest of $31,173,740.

(l)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2007

	Principal Amount	Market Value
BONDS & NOTES — 92.9%
CORPORATE DEBT — 92.9%
Advertising — 0.9%
RH Donnelley Corp. 8.875% 01/15/2016	$1,700,000	$1,700,000
Aerospace & Defense — 0.5%
TransDigm, Inc. 7.750% 07/15/2014	1,000,000	1,017,500
Auto Manufacturers — 3.9%
Ford Motor Co. 7.450% 07/16/2031	4,830,000	3,815,700
General Motors Corp.(a) 8.375% 07/15/2033	4,300,000	3,913,000
		7,728,700
Automotive & Parts — 8.9%
Affinia Group, Inc. 9.000% 11/30/2014	3,975,000	3,716,625
American Tire Distributer FRN(b) 11.481% 04/01/2012	1,000,000	1,010,000
The Goodyear Tire & Rubber Co.(a) 9.000% 07/01/2015	1,495,000	1,635,156
Lear Corp., Series B 8.750% 12/01/2016	3,800,000	3,648,000
Stanadyne Corp. 10.000% 08/15/2014	1,900,000	1,928,500
Tenneco Automotive, Inc.(a) 8.625% 11/15/2014	2,300,000	2,346,000
Titan International, Inc. 8.000% 01/15/2012	425,000	425,000
United Components, Inc. 9.375% 06/15/2013	2,850,000	2,907,000
		17,616,281
Building Materials — 0.9%
Interline Brands, Inc. 8.125% 06/15/2014	1,700,000	1,695,750
Chemicals — 0.2%
Innophos, Inc. Step 8.875% 08/15/2014	325,000	327,437
Commercial Services — 7.7%
Aramark Corp. 8.500% 02/01/2015	650,000	658,125
ARAMARK Corp. FRN 8.856% 02/01/2015	650,000	653,250
Cenveo Corp. 7.875% 12/01/2013	3,350,000	3,140,625

	Principal Amount	Market Value
Great Lakes Dredge & Dock Corp. 7.750% 12/15/2013	$1,970,000	$1,910,900
Iron Mountain, Inc.(a) 8.750% 07/15/2018	2,650,000	2,782,500
Penhall International(b) 12.000% 08/01/2014	1,455,000	1,487,737
Rental Service Corp. 9.500% 12/01/2014	1,800,000	1,730,250
United Rentals 7.750% 11/15/2013	1,250,000	1,331,250
Valassis Communications, Inc. 8.250% 03/01/2015	1,930,000	1,626,025
		15,320,662
Computers — 0.9%
Compucom Systems, Inc.(b) 12.500% 10/01/2015	1,770,000	1,770,000
Diversified Financial — 7.2%
Ford Motor Credit Co. 8.000% 12/15/2016	3,800,000	3,518,017
GMAC LLC 6.875% 08/28/2012	2,850,000	2,569,258
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co.(a) (b) 9.750% 04/01/2017	2,850,000	2,899,875
Hughes Network System LLC 9.500% 04/15/2014	1,340,000	1,375,175
Idearc, Inc. 8.000% 11/15/2016	1,580,000	1,583,950
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.(a) (b) 10.625% 04/01/2017	2,100,000	1,958,250
Snoqualmie Ent Authority(b) 9.125% 02/01/2015	280,000	275,100
		14,179,625
Electric — 1.8%
Edison Mission Energy Corp. 7.750% 06/15/2016	140,000	143,850
Intergen NV(b) 9.000% 06/30/2017	2,000,000	2,115,000
NRG Energy, Inc. 7.375% 02/01/2016	1,350,000	1,346,625
		3,605,475

	Principal Amount	Market Value
Engineering & Construction — 0.9%
North American Energy Partners, Inc. 8.750% 12/01/2011	$1,725,000	$1,742,250
Entertainment — 2.9%
AMC Entertainment, Inc.(a) 11.000% 02/01/2016	2,315,000	2,505,987
Diamond Jo LLC 8.750% 04/15/2012	900,000	897,750
Tunica-Biloxi Gaming Authority(b) 9.000% 11/15/2015	2,175,000	2,262,000
		5,665,737
Environmental Controls — 1.1%
Waste Services, Inc. 9.500% 04/15/2014	2,200,000	2,200,000
Foods — 0.2%
Stater Brothers Holdings 7.750% 04/15/2015	350,000	349,125
Forest Products & Paper — 1.4%
Newark Group, Inc. 9.750% 03/15/2014	2,725,000	2,670,500
Rock-Tenn Co. 8.200% 08/15/2011	150,000	153,750
		2,824,250
Health Care – Services — 3.2%
Community Health Systems, Inc.(a) (b) 8.875% 07/15/2015	2,715,000	2,748,938
HCA, Inc. 9.250% 11/15/2016	3,450,000	3,631,125
		6,380,063
Holding Company – Diversified — 0.4%
Leucadia National Corp. 7.000% 08/15/2013	750,000	731,250
Home Furnishing — 2.0%
ALH Finance LLC/ALH Finance Corp. 8.500% 01/15/2013	4,120,000	4,047,900
Household Products — 1.1%
Yankee Acquisition Corp.(a) 9.750% 02/15/2017	2,460,000	2,275,500
Iron & Steel — 1.4%
Ryerson, Inc.(b) 12.000% 11/01/2015	250,000	256,875

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Steel Dynamics, Inc.(b) 6.750% 04/01/2015	$650,000	$622,375
Tube City IMS Corp. 9.750% 02/01/2015	1,955,000	1,920,788
		2,800,038
Lodging — 1.9%
Park Place Entertainment Corp. 7.000% 04/15/2013	45,000	47,025
Park Place Entertainment Corp. 7.500% 09/01/2009	1,700,000	1,755,250
Station Casinos, Inc. 6.625% 03/15/2018	2,600,000	2,060,500
		3,862,775
Machinery – Diversified — 1.9%
Stewart & Stevenson LLC 10.000% 07/15/2014	3,750,000	3,853,125
Manufacturing — 2.4%
Polypore, Inc. 8.750% 05/15/2012	3,600,000	3,564,000
RBS Global, Inc. and Rexnord Corp.(a) 11.750% 08/01/2016	1,095,000	1,160,700
		4,724,700
Media — 6.2%
Cablevision Systems Corp., Series B 8.000% 04/15/2012	2,750,000	2,688,125
CCH I LLC 11.125% 01/15/2014	6,245,000	5,401,925
Mediacom Broadband LLC 8.500% 10/15/2015	2,850,000	2,807,250
Quebecor Media, Inc.(b) 7.750% 03/15/2016	1,550,000	1,495,750
		12,393,050
Metal Fabricate & Hardware — 1.3%
Trimas Corp. 9.875% 06/15/2012	2,546,000	2,616,015
Mining — 1.1%
Freeport-McMoran Copper & Gold, Inc. 8.375% 04/01/2017	1,985,000	2,173,575
Oil & Gas — 8.3%
Brigham Exploration Co. 9.625% 05/01/2014	3,280,000	3,132,400
Chaparral Energy, Inc.(b) 8.875% 02/01/2017	2,850,000	2,664,750

	Principal Amount	Market Value
Clayton William Energy 7.750% 08/01/2013	$1,750,000	$1,640,625
Delta Petroleum Corp.(a) 7.000% 04/01/2015	1,000,000	865,000
Mariner Energy, Inc. 8.000% 05/15/2017	2,810,000	2,774,875
Petrohawk Energy Corp. 9.125% 07/15/2013	2,850,000	3,024,563
Quicksilver Resources, Inc. 7.125% 04/01/2016	2,450,000	2,413,250
		16,515,463
Oil & Gas Services — 0.8%
Basic Energy Services 7.125% 04/15/2016	1,600,000	1,540,000
Packaging & Containers — 5.6%
Graham Packaging Co.(a) 9.875% 10/15/2014	3,600,000	3,564,000
Packaging Dynamics Finance Corp.(b) 10.000% 05/01/2016	3,825,000	3,844,125
Pliant Corp.(a) 11.125% 09/01/2009	2,970,000	2,569,050
Pregis Corp.(a) 12.375% 10/15/2013	1,000,000	1,090,000
		11,067,175
Pipelines — 4.1%
Atlas Pipeline Partners LP 8.125% 12/15/2015	400,000	398,000
Dynegy Holdings, Inc. 8.375% 05/01/2016	2,720,000	2,726,800
Kinder Morgan Finance 5.700% 01/05/2016	2,600,000	2,366,668
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 6.875% 11/01/2014	1,390,000	1,299,650
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	350,000	344,069
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	700,000	723,253
Williams Cos., Inc. 7.125% 09/01/2011	250,000	259,375
		8,117,815
Retail — 4.1%
Dave & Buster's, Inc. 11.250% 03/15/2014	950,000	966,625

	Principal Amount	Market Value
Michaels Stores, Inc.(a) 11.375% 11/01/2016	$2,460,000	$2,453,850
Neiman-Marcus Group, Inc.(a) 10.375% 10/15/2015	2,050,000	2,229,375
Rite Aid Corp.(b) 9.500% 06/15/2017	2,675,000	2,474,375
		8,124,225
Telecommunications — 5.9%
Cincinnati Bell, Inc. 8.375% 01/15/2014	1,575,000	1,578,938
Hawaiian Telcom Communications(a) 12.500% 05/01/2015	3,050,000	3,309,250
Insight Midwest LP/Insight Capital, Inc. 9.750% 10/01/2009	194,000	194,243
Intelsat Bermuda Ltd. 9.250% 06/15/2016	1,830,000	1,898,625
NTL Cable PLC 9.125% 08/15/2016	3,565,000	3,761,075
Stratos Global Corp. 9.875% 02/15/2013	985,000	1,034,250
		11,776,381
Transportation — 1.8%
Bristow Group, Inc.(b) 7.500% 09/15/2017	560,000	576,800
Quality Distribution LLC/QD Capital Corp. 9.000% 11/15/2010	1,665,000	1,590,075
Quality Distribution LLC/QD Capital Corp. FRN 9.709% 01/15/2012	1,325,000	1,331,625
		3,498,500
TOTAL BONDS & NOTES (Cost $186,044,893)		184,240,342
SHORT-TERM INVESTMENTS — 20.9%
Cash Equivalents — 15.2%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	218,341	218,341
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	545,852	545,852
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	436,682	436,682
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	655,023	655,023

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	$272,926	$272,926
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	655,023	655,023
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	436,682	436,682
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	272,926	272,926
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	272,926	272,926
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	327,511	327,511
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	272,926	272,926
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	1,310,046	1,310,046
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	545,852	545,852
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	545,852	545,852
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	327,511	327,511
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	1,091,705	1,091,705
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	1,091,705	1,091,705
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	218,341	218,341
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	709,608	709,608
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	272,926	272,926
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	327,511	327,511

	Principal Amount	Market Value
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	$818,778	$818,778
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	1,091,705	1,091,705
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	818,778	818,778
Freddie Mac Agency 4.533% 11/05/2007	68,607	68,607
Freddie Mac Agency Discount Note 4.527% 11/13/2007	212,506	212,506
General Electric Capital Corp. 4.822% 11/14/2007	1,086,759	1,086,759
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	545,852	545,852
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	818,778	818,778
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	545,852	545,852
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	1,091,705	1,091,705
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	1,091,705	1,091,705
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	818,778	818,778
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	491,267	491,267
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	272,926	272,926
Reserve Primary Money Market Fund(c)	496,247	496,247
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	327,511	327,511
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,637,557	1,637,557
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	272,926	272,926

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	$545,852	$545,852
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	1,091,705	1,091,705
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	436,682	436,682
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	218,341	218,341
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	436,682	436,682
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,705,522	1,705,522
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	272,926	272,926
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	818,778	818,778
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	272,926	272,926
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	545,852	545,852
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	545,852	545,852
		30,207,230
Commercial Paper — 5.7%
Fortune Brands, Inc. 5.050% 11/05/2007	4,141,000	4,138,676
Textron Financial 5.000% 11/02/2007	2,318,000	2,317,678
Wellpoint, Inc. 5.000% 11/01/2007	4,743,000	4,743,000
		11,199,354
TOTAL SHORT-TERM INVESTMENTS (Cost $41,406,584)		41,406,584
TOTAL INVESTMENTS — 113.8% (Cost $227,451,477)(e)		225,646,926
Other Assets/ (Liabilities) — (13.8%)		(27,286,493)
NET ASSETS — 100.0%		$198,360,433

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

FRN - Floating Rate Note

STEP - Step up bond

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $28,461,950 or 14.3% of net assets.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 61.6%
COMMON STOCK — 61.6%
Advertising — 0.2%
Omnicom Group, Inc.	6,200	$316,076
Aerospace & Defense — 2.3%
Boeing Co.	9,900	976,041
General Dynamics Corp.	5,000	454,800
Goodrich Corp.(a)	1,100	76,626
L-3 Communications Holdings, Inc.(a)	2,600	285,064
Lockheed Martin Corp.	5,900	649,236
Northrop Grumman Corp.	6,700	560,254
Raytheon Co.(a)	8,800	559,768
Rockwell Collins, Inc.	1,100	82,291
United Technologies Corp.	12,800	980,352
		4,624,432
Agriculture — 1.2%
Altria Group, Inc.	30,500	2,224,365
Reynolds American, Inc.(a)	1,400	90,202
UST, Inc.(a)	2,800	149,296
		2,463,863
Airlines — 0.0%
Southwest Airlines Co.	500	7,105
Apparel — 0.3%
Coach, Inc.(a) (b)	2,900	106,024
Nike, Inc. Cl. B	6,500	430,690
Polo Ralph Lauren Corp.(a)	500	34,400
VF Corp.	700	60,991
		632,105
Auto Manufacturers — 0.1%
Ford Motor Co.(a) (b)	1,300	11,531
General Motors Corp.	6,500	254,735
Paccar, Inc.	150	8,334
		274,600
Automotive & Parts — 0.1%
Johnson Controls, Inc.(a)	2,700	118,044
Banks — 3.1%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	700	17,668
Bank of America Corp.	40,764	1,968,086
The Bank of New York Mellon Corp.	8,899	434,716
BB&T Corp.	1,300	48,061
Capital One Financial Corp.	2,542	166,730

	Number of Shares	Market Value
Comerica, Inc.	1,900	$88,692
Fifth Third Bancorp	6,100	190,808
Huntington Bancshares, Inc.	900	16,119
KeyCorp	5,400	153,630
M&T Bank Corp.	600	59,688
Marshall and Ilsley Corp.	1,800	76,860
National City Corp.	2,100	50,925
Northern Trust Corp.	1,700	127,857
PNC Financial Services Group, Inc.	2,500	180,400
Regions Financial Corp.	4,297	116,535
State Street Corp.	1,600	127,632
SunTrust Banks, Inc.	2,100	152,460
Synovus Financial Corp.	1,800	47,448
U.S. Bancorp	13,600	450,976
Wachovia Corp.	11,990	548,303
Wells Fargo & Co.	33,600	1,142,736
Zions Bancorp	600	35,466
		6,201,796
Beverages — 1.1%
Anheuser-Busch Cos., Inc.	8,100	415,368
The Coca-Cola Co.	9,500	586,720
Coca-Cola Enterprises, Inc.	6,900	178,089
Constellation Brands, Inc. Cl. A(b)	1,200	30,144
Molson Coors Brewing Co. Cl. B	500	28,615
The Pepsi Bottling Group, Inc.	3,300	142,164
PepsiCo, Inc.	11,300	833,036
		2,214,136
Biotechnology — 0.3%
Biogen Idec, Inc.(b)	5,000	372,200
Celgene Corp.(a) (b)	100	6,600
Genzyme Corp.(b)	2,400	182,328
		561,128
Building Materials — 0.1%
American Standard Cos., Inc.	100	3,727
Masco Corp.(a)	4,600	110,768
		114,495
Chemicals — 1.0%
Air Products & Chemicals, Inc.	1,400	136,990
Ashland, Inc.	900	52,848
The Dow Chemical Co.	7,700	346,808

	Number of Shares	Market Value
Du Pont (E.I.) de Nemours & Co.	10,700	$529,757
Eastman Chemical Co.	600	39,954
International Flavors & Fragrances, Inc.	1,100	57,431
Monsanto Co.	4,300	419,809
Praxair, Inc.	2,500	213,700
Rohm & Haas Co.(a)	300	15,564
The Sherwin- Williams Co.(a)	2,400	153,408
Sigma-Aldrich Corp.	1,600	82,672
		2,048,941
Coal — 0.0%
CONSOL Energy, Inc.	100	5,650
Commercial Services — 0.3%
Apollo Group, Inc. Cl. A(b)	1,200	95,112
Convergys Corp.(b)	700	12,831
Donnelley (R.R.) & Sons Co.	1,000	40,290
Equifax, Inc.	1,500	57,750
McKesson Corp.	3,800	251,180
Monster Worldwide, Inc.(b)	100	4,058
Moody's Corp.	1,400	61,208
Robert Half International, Inc.	300	9,027
Western Union	5,800	127,832
		659,288
Computers — 4.2%
Affiliated Computer Services, Inc. Cl. A(b)	1,700	86,122
Apple, Inc.(b)	11,200	2,127,440
Computer Sciences Corp.(b)	2,300	134,297
Dell, Inc.(a) (b)	21,700	664,020
Electronic Data Systems Corp.	4,800	103,632
EMC Corp.(b)	34,800	883,572
Hewlett-Packard Co.	32,500	1,679,600
International Business Machines Corp.	19,000	2,206,280
Lexmark International, Inc. Cl. A(a) (b)	400	16,796
NCR Corp.(b)	1,200	33,108
Network Appliance, Inc.(b)	2,600	81,874
SanDisk Corp.(a) (b)	800	35,520
Sun Microsystems, Inc.(a) (b)	27,000	154,170
Teradata Corp.(b)	2,300	65,619
		8,272,050

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	2,400	$183,048
The Estee Lauder Cos., Inc. Cl. A	500	21,950
The Procter & Gamble Co.	22,118	1,537,643
		1,742,641
Distribution & Wholesale — 0.1%
Genuine Parts Co.	700	34,349
W.W. Grainger, Inc.	1,600	143,872
		178,221
Diversified Financial — 4.1%
American Express Co.	9,000	548,550
Ameriprise Financial, Inc.	1,640	103,287
The Bear Stearns Cos., Inc.	200	22,720
The Charles Schwab Corp.	4,200	97,608
CIT Group, Inc.	1,500	52,860
Citigroup, Inc.	34,700	1,453,930
CME Group, Inc.	400	266,500
Countrywide Financial Corp.(a)	3,198	49,633
Discover Financial Services	8,450	163,085
E*TRADE Financial Corp.(a) (b)	3,000	33,420
Fannie Mae	9,100	519,064
Federated Investors, Inc. Cl. B	300	12,900
Franklin Resources, Inc.(a)	600	77,808
Freddie Mac	5,100	266,373
The Goldman Sachs Group, Inc.	7,000	1,735,440
IntercontinentalExchange, Inc.(b)	200	35,640
JP Morgan Chase & Co.	30,100	1,414,700
Janus Capital Group, Inc.(a)	400	13,804
Legg Mason, Inc.	100	8,294
Lehman Brothers Holdings, Inc.	6,100	386,374
Merrill Lynch & Co., Inc.	7,300	481,946
Morgan Stanley	6,500	437,190
		8,181,126
Electric — 1.8%
AES Corp.(b)	100	2,141
Ameren Corp.	1,600	86,496
American Electric Power Co., Inc.	4,700	226,587
CenterPoint Energy, Inc.(a)	4,900	82,124
Consolidated Edison, Inc.(a)	5,900	277,831
Constellation Energy Group, Inc.	700	66,290
DTE Energy Co.	2,200	109,120
Duke Energy Corp.	26,664	511,149
Edison International	6,800	395,012

	Number of Shares	Market Value
Entergy Corp.	500	$59,935
Exelon Corp.	1,700	140,726
FirstEnergy Corp.	2,600	181,220
FPL Group, Inc.	3,300	225,786
PG&E Corp.	4,600	225,078
Pinnacle West Capital Corp.(a)	800	32,320
PPL Corp.	3,000	155,100
Progress Energy, Inc.	3,100	148,800
Public Service Enterprise Group, Inc.	2,600	248,560
Southern Co.	7,500	274,950
Xcel Energy, Inc.	5,900	133,045
		3,582,270
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	7,600	397,252
Molex, Inc.	100	2,856
		400,108
Electronics — 0.3%
Agilent Technologies, Inc.(b)	2,800	103,180
Jabil Circuit, Inc.	100	2,173
PerkinElmer, Inc.(a)	2,600	71,552
Tektronix, Inc.	700	26,495
Thermo Fisher Scientific, Inc.(b)	3,900	229,359
Tyco Electronics Ltd.	1,847	65,882
Waters Corp.(b)	900	69,282
		567,923
Engineering & Construction — 0.1%
Fluor Corp.	1,300	205,400
Jacobs Engineering Group, Inc.(b)	500	43,575
		248,975
Entertainment — 0.0%
International Game Technology	800	34,888
Environmental Controls — 0.3%
Allied Waste Industries, Inc.(a) (b)	22,200	280,608
Waste Management, Inc.	7,800	283,842
		564,450
Foods — 0.9%
ConAgra Foods, Inc.	3,000	71,190
General Mills, Inc.	3,100	178,963
Heinz (H. J.) Co.	2,200	102,916
The Hershey Co.	1,000	43,110
Kellogg Co.	1,800	95,022
The Kroger Co.	13,400	393,826
Safeway, Inc.	3,400	115,600

	Number of Shares	Market Value
Sara Lee Corp.	8,900	$147,206
SuperValu, Inc.(a)	3,500	135,625
Sysco Corp.	6,100	209,169
Tyson Foods, Inc. Cl. A(a)	6,200	97,960
Wrigley (Wm.) Jr. Co.	1,700	104,839
		1,695,426
Forest Products & Paper — 0.2%
International Paper Co.	5,100	188,496
MeadWestvaco Corp.	800	26,912
Temple-Inland, Inc.	1,000	53,670
Weyerhaeuser Co.(a)	600	45,546
		314,624
Gas — 0.2%
Nicor, Inc.(a)	1,200	51,924
NiSource, Inc.(a)	3,600	73,620
Sempra Energy	5,600	344,456
		470,000
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	1,300	116,883
Snap-on, Inc.	600	29,946
The Stanley Works	1,100	63,305
		210,134
Health Care – Products — 1.7%
Bard (C.R.), Inc.	500	41,805
Baxter International, Inc.	9,500	570,095
Becton, Dickinson & Co.	800	66,768
Boston Scientific Corp.(b)	4,100	56,867
Covidien Ltd.	2,147	89,315
Johnson & Johnson	29,700	1,935,549
Medtronic, Inc.	8,100	384,264
Patterson Cos., Inc.(b)	1,400	54,754
St. Jude Medical, Inc.(b)	1,000	40,730
Zimmer Holdings, Inc.(b)	1,700	118,133
		3,358,280
Health Care – Services — 0.8%
Aetna, Inc.	7,800	438,126
Coventry Health Care, Inc.(a) (b)	950	57,294
Humana, Inc.(b)	1,000	74,950
Laboratory Corp. of America Holdings(b)	700	48,125
Manor Care, Inc.	200	13,316
Quest Diagnostics, Inc.	700	37,226
UnitedHealth Group, Inc.	12,300	604,545
WellPoint, Inc.(b)	3,800	301,074
		1,574,656
Holding Company – Diversified — 0.0%
Leucadia National Corp.	400	20,264

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Builders — 0.1%
Centex Corp.(a)	1,700	$42,602
D.R. Horton, Inc.	2,200	27,918
KB Home(a)	1,400	38,696
Lennar Corp. Cl. A(a)	1,000	22,850
Pulte Homes, Inc.(a)	100	1,484
		133,550
Home Furnishing — 0.1%
Harman International Industries, Inc.	100	8,420
Whirlpool Corp.(a)	1,400	110,852
		119,272
Household Products — 0.2%
The Clorox Co.	1,800	112,626
Fortune Brands, Inc.	1,500	125,655
Kimberly-Clark Corp.	3,400	241,026
		479,307
Housewares — 0.1%
Newell Rubbermaid, Inc.(a)	4,400	128,304
Insurance — 4.3%
ACE Ltd.	6,300	381,843
AFLAC, Inc.	3,000	188,340
Allstate Corp.	6,800	356,320
Ambac Financial Group, Inc.(a)	1,000	36,830
American International Group, Inc.	34,000	2,146,080
Aon Corp.	4,500	203,940
Assurant, Inc.	1,500	87,660
Chubb Corp.	8,000	426,800
Cigna Corp.	5,000	262,450
Cincinnati Financial Corp.	3,014	119,897
Genworth Financial, Inc. Cl. A	3,400	92,820
The Hartford Financial Services Group, Inc.	6,100	591,883
Lincoln National Corp.	2,906	181,247
Loews Corp.	3,200	157,088
MBIA, Inc.(a)	2,000	86,080
Metlife, Inc.	14,300	984,555
Principal Financial Group, Inc.	3,100	209,777
Progressive Corp.(a)	2,500	46,250
Prudential Financial, Inc.	7,800	754,416
Safeco Corp.	1,300	75,270
Torchmark Corp.	1,200	78,192
St. Paul Travelers Companies	11,622	606,785
Unum Group	4,200	98,028
XL Capital Ltd. Cl. A(a)	3,700	266,215
		8,438,766

	Number of Shares	Market Value
Internet — 1.2%
Amazon.com, Inc.(a) (b)	7,400	$659,710
eBay, Inc.(b)	16,300	588,430
Expedia, Inc.(b)	2,800	91,448
Google, Inc. Cl. A(a) (b)	800	565,600
IAC/InterActiveCorp(b)	2,700	79,542
Symantec Corp.(b)	11,700	219,726
VeriSign, Inc.(a) (b)	2,800	95,452
Yahoo!, Inc.(a) (b)	1,100	34,210
		2,334,118
Investment Companies — 0.1%
American Capital Strategies Ltd.(a)	5,100	221,391
Iron & Steel — 0.3%
Allegheny Technologies, Inc.(a)	100	10,217
Nucor Corp.	3,900	241,878
United States Steel Corp.(a)	2,600	280,540
		532,635
Leisure Time — 0.0%
Carnival Corp.	1,100	52,778
Lodging — 0.1%
Marriott International, Inc. Cl. A	200	8,222
Starwood Hotels & Resorts Worldwide, Inc.	1,300	73,918
Wyndham Worldwide Corp.	840	27,577
		109,717
Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	3,800	283,518
Terex Corp.(b)	100	7,422
		290,940
Machinery – Diversified — 0.3%
Cummins, Inc.	400	47,984
Deere & Co.	2,400	371,760
Rockwell Automation, Inc.	2,500	172,200
		591,944
Manufacturing — 3.1%
3M Co.(a)	5,400	466,344
Cooper Industries Ltd. Cl. A	2,300	120,497
Danaher Corp.	3,200	274,144
Dover Corp.	1,400	64,400
Eastman Kodak Co.(a)	4,600	131,836
Eaton Corp.	1,900	175,902
General Electric Co.	68,600	2,823,576
Honeywell International, Inc.	13,300	803,453
Illinois Tool Works, Inc.	3,100	177,506
Ingersoll-Rand Co. Ltd. Cl. A	1,700	85,595
ITT Corp.	2,300	153,916

	Number of Shares	Market Value
Leggett & Platt, Inc.	2,700	$52,461
Pall Corp.	1,600	64,112
Parker Hannifin Corp.	3,150	253,166
Textron, Inc.	1,900	131,499
Tyco International Ltd.	10,147	417,752
		6,196,159
Media — 2.2%
CBS Corp. Cl. B	9,400	269,780
Clear Channel Communications, Inc.	17,300	653,421
The DIRECTV Group, Inc.(b)	3,900	103,272
Dow Jones & Co., Inc.(a)	1,300	77,753
Gannett Co., Inc.	2,800	118,748
The McGraw-Hill Companies, Inc.	4,000	200,160
Meredith Corp.(a)	4,300	267,675
New York Times Co. Cl. A	2,400	46,944
The Scripps (E.W.) Co. Cl. A	400	18,004
Time Warner, Inc.	35,000	639,100
Tribune Co.	1,300	39,338
Viacom, Inc. Cl. B(b)	11,100	458,319
The Walt Disney Co.	39,400	1,364,422
		4,256,936
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	1,000	149,810
Mining — 0.4%
Alcoa, Inc.	500	19,795
Freeport-McMoran Copper & Gold, Inc.	7,106	836,234
Vulcan Materials Co.(a)	100	8,551
		864,580
Office Equipment/Supplies — 0.1%
Xerox Corp.(b)	15,000	261,600
Oil & Gas — 6.0%
Anadarko Petroleum Corp.	4,200	247,884
Chesapeake Energy Corp.	300	11,844
Chevron Corp.	19,185	1,755,619
ConocoPhillips	24,574	2,087,807
Devon Energy Corp.	5,000	467,000
EOG Resources, Inc.	100	8,860
Exxon Mobil Corp.	55,100	5,068,649
Hess Corp.	2,100	150,381
Marathon Oil Corp.	8,300	490,779
Murphy Oil Corp.	1,500	110,445
Nabors Industries Ltd.(b)	300	8,424
Noble Corp.	2,000	105,900
Noble Energy, Inc.	700	53,578
Occidental Petroleum Corp.	9,600	662,880
Sunoco, Inc.	500	36,800
Tesoro Corp.	1,500	90,795

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transocean, Inc.(a) (b)	800	$95,496
Valero Energy Corp.	5,200	366,236
XTO Energy, Inc.	100	6,638
		11,826,015
Oil & Gas Services — 0.9%
Baker Hughes, Inc.	100	8,672
BJ Services Co.(a)	100	2,519
Halliburton Co.(a)	2,700	106,434
National Oilwell Varco, Inc.(b)	7,300	534,652
Schlumberger Ltd.	11,200	1,081,584
Weatherford International Ltd.(b)	200	12,982
		1,746,843
Packaging & Containers — 0.2%
Ball Corp.	3,000	148,740
Pactiv Corp.(b)	5,100	140,097
Sealed Air Corp.	500	12,465
		301,302
Pharmaceuticals — 3.3%
AmerisourceBergen Corp.	2,700	127,197
Bristol-Myers Squibb Co.	23,200	695,768
Eli Lilly & Co.(a)	12,900	698,535
Express Scripts, Inc.(b)	4,100	258,710
Forest Laboratories, Inc.(b)	4,900	191,443
Hospira, Inc.(b)	400	16,532
King Pharmaceuticals, Inc.(b)	3,300	34,980
Medco Health Solutions, Inc.(b)	4,800	453,024
Merck & Co., Inc.	19,700	1,147,722
Pfizer, Inc.	85,800	2,111,538
Schering-Plough Corp.	6,800	207,536
Watson Pharmaceutical, Inc.(a) (b)	6,300	192,528
Wyeth	5,900	286,917
		6,422,430
Pipelines — 0.2%
El Paso Corp.	9,300	164,238
Questar Corp.	700	39,956
Spectra Energy Corp.	3,000	77,940
The Williams Cos., Inc.	3,000	109,470
		391,604
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(b)	1,300	31,694
Real Estate Investment Trusts (REITS) — 0.4%
Boston Properties, Inc.	900	97,506
Equity Residential REIT(a)	1,900	79,382

	Number of Shares	Market Value
Host Hotels & Resorts, Inc. REIT(a)	24,500	$542,920
Kimco Realty Corp.(a)	900	37,368
ProLogis	1,700	121,958
		879,134
Retail — 2.2%
AutoNation, Inc.(b)	100	1,769
AutoZone, Inc.(a) (b)	2,200	273,702
Best Buy Co., Inc.(a)	6,300	305,676
Big Lots, Inc.(a) (b)	14,200	340,516
Circuit City Stores, Inc.(a)	100	793
Costco Wholesale Corp.	2,800	188,328
CVS Caremark Corp.	5,977	249,659
Darden Restaurants, Inc.	600	25,800
Family Dollar Stores, Inc.(a)	4,700	119,145
The Gap, Inc.	6,900	130,410
The Home Depot, Inc.(a)	1,000	31,510
J.C. Penney Co., Inc.	100	5,624
Lowe's Companies, Inc.	100	2,689
Macy's, Inc.	1,892	60,601
McDonald's Corp.	12,700	758,190
RadioShack Corp.(a)	19,500	402,090
Sears Holdings Corp.(a) (b)	500	67,395
Staples, Inc.(a)	100	2,334
Tiffany & Co.	1,900	102,942
The TJX Cos., Inc.	13,900	402,127
Walgreen Co.(a)	300	11,895
Wal-Mart Stores, Inc.	14,600	660,066
Wendy's International, Inc.	1,800	62,568
Yum! Brands, Inc.	5,200	209,404
		4,415,233
Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	3,400	53,244
Sovereign Bancorp, Inc.(a)	2,500	36,075
Washington Mutual, Inc.(a)	6,685	186,378
		275,697
Semiconductors — 1.5%
Advanced Micro Devices, Inc.(a) (b)	800	10,464
Analog Devices, Inc.	2,200	73,612
Applied Materials, Inc.	25,600	497,152
Broadcom Corp. Cl. A(b)	1,400	45,570
Intel Corp.	45,000	1,210,500
KLA-Tencor Corp.	1,200	63,180
Linear Technology Corp.	1,500	49,530
LSI Corp.(a) (b)	3,500	23,100
MEMC Electronic Materials, Inc.(b)	1,200	87,864
Micron Technology, Inc.(a) (b)	400	4,204

	Number of Shares	Market Value
National Semiconductor Corp.	3,400	$85,476
Novellus Systems, Inc.(b)	1,800	51,138
Nvidia Corp.(a) (b)	10,300	364,414
Teradyne, Inc.(b)	4,700	57,998
Texas Instruments, Inc.	7,800	254,280
Xilinx, Inc.	1,900	46,360
		2,924,842
Software — 2.9%
Adobe Systems, Inc.(b)	7,200	344,880
Autodesk, Inc.(b)	4,600	224,940
Automatic Data Processing, Inc.	6,100	302,316
BMC Software, Inc.(b)	5,900	199,656
CA, Inc.(a)	8,562	226,465
Citrix Systems, Inc.(b)	1,100	47,289
Compuware Corp.(b)	1,200	12,000
Electronic Arts, Inc.(a) (b)	100	6,112
Fidelity National Information Services, Inc.	500	23,060
Fiserv, Inc.(b)	600	33,240
IMS Health, Inc.(a)	1,200	30,252
Intuit, Inc.(b)	2,400	77,208
Microsoft Corp.	73,400	2,701,854
Novell, Inc.(b)	35,500	268,380
Oracle Corp.(b)	54,700	1,212,699
		5,710,351
Telecommunications — 4.1%
Alltel Corp.	2,400	170,760
AT&T, Inc.	69,427	2,901,354
CenturyTel, Inc.	4,200	185,010
Ciena Corp.(a) (b)	1,300	62,218
Cisco Systems, Inc.(b)	69,200	2,287,752
Corning, Inc.	7,300	177,171
Embarq Corp.	2,796	147,964
JDS Uniphase Corp.(a) (b)	125	1,908
Juniper Networks, Inc.(b)	9,500	342,000
Motorola, Inc.	6,500	122,135
Qualcomm, Inc.	9,300	397,389
Qwest Communications International, Inc.(a) (b)	15,600	112,008
Sprint Nextel Corp.	5,835	99,779
Tellabs, Inc.(b)	100	881
Verizon Communications, Inc.	21,668	998,245
Windstream Corp.	5,300	71,285
		8,077,859
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,100	62,685
Mattel, Inc.	2,000	41,780
		104,465

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	2,000	$174,300
C.H. Robinson Worldwide, Inc.	1,000	49,920
CSX Corp.	7,000	313,390
Norfolk Southern Corp.	4,500	232,425
Ryder System, Inc.	100	4,785
Union Pacific Corp.	3,300	422,532
United Parcel Service, Inc. Cl. B	7,800	585,780
		1,783,132
TOTAL COMMON STOCK (Cost $112,889,685)		121,710,103
TOTAL EQUITIES (Cost $112,889,685)		121,710,103
RIGHTS — 0.0%
Computers
Seagate Technology(b) (c)	5,100	-
TOTAL RIGHTS (Cost $0)		-
	Principal Amount
BONDS & NOTES — 26.4%
ASSET BACKED SECURITIES — 0.1%
Electric
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	$105,954	111,251
TOTAL ASSET BACKED SECURITIES (Cost $113,900)		111,251
CORPORATE DEBT — 10.7%
Airlines — 0.0%
US Airways, Inc., Class B(c) (d) 7.500% 04/15/2008	434,841	4
Apparel — 0.1%
Kellwood Co. 7.625% 10/15/2017	15,000	13,125
Kellwood Co. 7.875% 07/15/2009	50,000	50,700
VF Corp. 6.450% 11/01/2037	80,000	79,676
		143,501

	Principal Amount	Market Value
Auto Manufacturers — 0.3%
DaimlerChrysler NA Holding 4.050% 06/04/2008	$530,000	$525,719
Banks — 0.4%
Bank of America Corp. 4.250% 10/01/2010	225,000	221,572
HSBC Holdings PLC 6.500% 09/15/2037	275,000	272,463
Wachovia Corp. 5.300% 10/15/2011	165,000	164,912
Wells Fargo & Co. 4.125% 03/10/2008	125,000	124,361
		783,308
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	75,000	72,793
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	50,000	52,132
Coca-Cola Co. 5.350% 11/15/2017	60,000	59,585
Constellation Brands, Inc. 8.000% 02/15/2008	55,000	55,000
Diageo Finance BV 3.875% 04/01/2011	35,000	33,653
Foster's Finance Corp.(e) 6.875% 06/15/2011	225,000	238,011
		511,174
Building Materials — 0.1%
American Standard, Inc. 7.625% 02/15/2010	200,000	209,524
Chemicals — 0.2%
Cytec Industries, Inc. 5.500% 10/01/2010	90,000	90,739
Lubrizol Corp. 4.625% 10/01/2009	130,000	128,953
Lubrizol Corp. 5.875% 12/01/2008	90,000	90,299
Sensient Technologies 6.500% 04/01/2009	90,000	90,958
		400,949
Commercial Services — 0.3%
Deluxe Corp. 7.375% 06/01/2015	20,000	19,800
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	100,000	99,261
Equifax, Inc. 7.000% 07/01/2037	60,000	60,796

	Principal Amount	Market Value
ERAC USA Finance Co.(e) 6.700% 06/01/2034	$85,000	$79,976
ERAC USA Finance Co.(e) 7.000% 10/15/2037	175,000	172,210
Valassis Communications, Inc. 6.625% 01/15/2009	150,000	147,937
		579,980
Computers — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	90,000	91,135
Diversified Financial — 1.6%
American Express Co. 6.150% 08/28/2017	50,000	50,992
American General Finance Corp. 6.500% 09/15/2017	50,000	51,625
American Honda Finance Corp.(e) 3.850% 11/06/2008	175,000	172,763
BlackRock, Inc. 6.250% 09/15/2017	100,000	100,943
Boeing Capital Corp., Ltd. 6.500% 02/15/2012	50,000	52,851
CIT Group, Inc. 5.125% 09/30/2014	120,000	110,477
Citigroup, Inc. 5.500% 02/15/2017	115,000	112,786
Countrywide Home Loans, Inc. 3.250% 05/21/2008	250,000	237,608
Eaton Vance Corp. 6.500% 10/02/2017	130,000	132,713
Emerald Investment Grade CBO Ltd. FRN(e) 5.885% 05/24/2011	326,903	325,269
Franklin Resources, Inc. 3.700% 04/15/2008	200,000	199,069
General Electric Capital Corp. 5.375% 10/20/2016	100,000	99,660
Glencore Funding LLC(e) 6.000% 04/15/2014	150,000	150,576
The Goldman Sachs Group, Inc. 5.625% 01/15/2017	130,000	125,877
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	65,000	63,540

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
The Goldman Sachs Group, Inc. 6.750% 10/01/2037	$65,000	$65,245
Household Finance Corp. 4.125% 12/15/2008	250,000	247,441
Household Finance Corp. 6.375% 10/15/2011	125,000	129,190
HSBC Finance Corp. 5.900% 06/19/2012	65,000	66,237
Lazard Group LLC 6.850% 06/15/2017	75,000	74,113
Lazard Group LLC 7.125% 05/15/2015	95,000	96,254
Lehman Brothers Holdings, Inc. 6.200% 09/26/2014	55,000	55,357
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	110,000	108,993
Lehman Brothers Holdings, Inc. 7.000% 09/27/2027	25,000	25,531
Morgan Stanley 5.450% 01/09/2017	60,000	58,030
Residential Capital Corp. 7.125% 11/21/2008	145,000	122,162
SLM Corp. 5.000% 10/01/2013	65,000	57,443
		3,092,745
Electric — 1.2%
Allegheny Energy Supply Co. LLC(e) 8.250% 04/15/2012	75,000	81,375
Carolina Power & Light Co. 5.950% 03/01/2009	20,000	20,194
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	300,000	300,151
Consumers Energy Co. 4.400% 08/15/2009	55,000	54,511
Duke Energy Corp. 4.200% 10/01/2008	10,000	9,923
Entergy Gulf States, Inc. 5.250% 08/01/2015	275,000	260,974
Ipalco Enterprises, Inc. 8.375% 11/14/2008	255,000	259,462
Kansas Gas & Electric Co. 5.647% 03/29/2021	85,000	82,006
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	275,000	272,629
MidAmerican Funding LLC 6.750% 03/01/2011	45,000	46,738

	Principal Amount	Market Value
Monongahela Power 6.700% 06/15/2014	$110,000	$116,172
Nevada Power Co., Series L 5.875% 01/15/2015	120,000	120,378
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	175,000	177,334
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	28,000	28,169
Tenaska Oklahoma(e) 6.528% 12/30/2014	127,491	128,340
TransAlta Corp. 5.750% 12/15/2013	250,000	249,359
Tri-State Generation & Transmission Association, Series 2003, Class A(e) 6.040% 01/31/2018	105,176	107,120
Tri-State Generation & Transmission Association, Series 2003, Class B(e) 7.144% 07/31/2033	135,000	143,918
		2,458,753
Electrical Components & Equipment — 0.1%
Ametek, Inc. 7.200% 07/15/2008	280,000	283,023
Electronics — 0.1%
Thomas & Betts Corp. 6.625% 05/07/2008	75,000	75,388
Thomas & Betts Corp., Series B 6.390% 02/10/2009	55,000	55,899
		131,287
Environmental Controls — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	110,000	107,250
Foods — 0.2%
Sara Lee Corp. 3.875% 06/15/2013	35,000	32,280
Smithfield Foods, Inc. 7.000% 08/01/2011	340,000	343,400
		375,680
Forest Products & Paper — 0.0%
Rock-Tenn Co. 5.625% 03/15/2013	25,000	23,375
Rock-Tenn Co. 8.200% 08/15/2011	55,000	56,375
		79,750

	Principal Amount	Market Value
Gas — 0.2%
Australian Gas Light Co. Ltd.(e) 6.400% 04/15/2008	$190,000	$191,111
OAO Gazprom(e) 9.625% 03/01/2013	75,000	86,437
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	100,000	96,792
Southwest Gas Corp. 8.375% 02/15/2011	50,000	54,183
		428,523
Holding Company – Diversified — 0.2%
Leucadia National Corp. 7.750% 08/15/2013	350,000	345,625
Home Builders — 0.1%
Centex Corp. 7.875% 02/01/2011	65,000	63,091
D.R. Horton, Inc. 4.875% 01/15/2010	25,000	23,081
Lennar Corp., Series B 5.125% 10/01/2010	15,000	13,556
Lennar Corp., Series B 6.500% 04/15/2016	40,000	35,892
		135,620
Household Products — 0.1%
Kimberly-Clark Corp. 6.125% 08/01/2017	125,000	131,588
Housewares — 0.1%
Newell Rubbermaid, Inc. 4.000% 05/01/2010	100,000	98,627
Toro Co. 7.800% 06/15/2027	40,000	42,715
		141,342
Insurance — 0.0%
Lincoln National Corp. 6.300% 10/09/2037	50,000	50,064
Investment Companies — 0.0%
Xstrata Finance Canada(e) 5.800% 11/15/2016	45,000	44,629
Iron & Steel — 0.0%
Reliance Steel & Aluminum Co. 6.200% 11/15/2016	55,000	54,811
Lodging — 0.3%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	100,000	96,500
Marriot International 6.200% 06/15/2016	180,000	180,938

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
MGM Mirage 6.000% 10/01/2009	$60,000	$59,850
MGM Mirage 6.750% 09/01/2012	200,000	197,000
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 02/15/2013	35,000	35,117
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	105,000	111,875
		681,280
Machinery – Diversified — 0.1%
Briggs & Stratton Corp. 8.875% 03/15/2011	140,000	149,100
Idex Corp. 6.875% 02/15/2008	100,000	100,451
		249,551
Manufacturing — 0.3%
Bombardier Capital, Inc.(e) 6.750% 05/01/2012	65,000	65,487
Cooper US, Inc. 6.100% 07/01/2017	90,000	92,973
Covidien International Finance SA(e) 6.550% 10/15/2037	60,000	61,125
Pentair, Inc. 7.850% 10/15/2009	175,000	184,603
Tyco Electronics Group SA(e) 6.000% 10/01/2012	45,000	45,507
Tyco Electronics Group SA(e) 6.550% 10/01/2017	40,000	40,817
Tyco Electronics Group SA(e) 7.125% 10/01/2037	50,000	52,273
		542,785
Media — 1.0%
Belo Corp. 8.000% 11/01/2008	100,000	101,869
Clear Channel Communications, Inc. 4.250% 05/15/2009	150,000	144,273
Cox Communications, Inc. 4.625% 01/15/2010	495,000	489,537
Cox Communications, Inc. 6.750% 03/15/2011	200,000	208,906
Dow Jones & Co., Inc. 3.875% 02/15/2008	220,000	219,278
Knight-Ridder, Inc. 7.125% 06/01/2011	30,000	29,270

	Principal Amount	Market Value
Rogers Cable, Inc. 5.500% 03/15/2014	$60,000	$58,648
Scholastic Corp. 5.000% 04/15/2013	70,000	60,680
Shaw Communications, Inc. 8.250% 04/11/2010	190,000	201,875
Thomson Corp. 5.700% 10/01/2014	190,000	189,785
Time Warner, Inc. 5.875% 11/15/2016	125,000	124,186
Viacom, Inc. 6.250% 04/30/2016	40,000	40,395
Viacom, Inc. 6.625% 05/15/2011	120,000	124,757
Viacom, Inc. 7.875% 07/30/2030	40,000	43,947
		2,037,406
Metal Fabricate & Hardware — 0.1%
Timken Co. 5.750% 02/15/2010	135,000	134,051
Mining — 0.2%
Codelco, Inc.(e) 6.150% 10/24/2036	65,000	64,928
Vale Overseas Ltd. 6.250% 01/23/2017	65,000	65,722
Vale Overseas Ltd. 6.875% 11/21/2036	60,000	62,373
Vulcan Materials Co. 6.000% 04/01/2009	250,000	253,791
		446,814
Office Equipment/Supplies — 0.0%
Xerox Corp. 5.500% 05/15/2012	50,000	50,015
Oil & Gas — 0.2%
Enterprise Products Operating LP 7.500% 02/01/2011	35,000	37,120
Mobil Corp. 8.625% 08/15/2021	145,000	191,397
The Premcor Refining Group, Inc. 6.750% 05/01/2014	60,000	62,431
Tesoro Corp.(e) 6.500% 06/01/2017	50,000	49,375
		340,323
Oil & Gas Services — 0.1%
Colonial Pipeline Co.(e) 7.630% 04/15/2032	200,000	237,800
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	45,000	42,862
		280,662

	Principal Amount	Market Value
Packaging & Containers — 0.1%
Packaging Corp. of America 5.750% 08/01/2013	$70,000	$70,086
Pactiv Corp. 5.875% 07/15/2012	50,000	50,946
Pactiv Corp. 6.400% 01/15/2018	45,000	46,459
Sealed Air Corp.(e) 6.875% 07/15/2033	40,000	37,814
		205,305
Pipelines — 0.7%
Boardwalk Pipelines LLC 5.500% 02/01/2017	40,000	38,402
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	65,000	67,048
Duke Energy Field Services Corp. 7.875% 08/16/2010	550,000	588,169
Gulf South Pipeline Co. LP(e) 5.050% 02/01/2015	40,000	38,298
Kern River Funding Corp.(e) 4.893% 04/30/2018	160,200	159,626
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	25,000	25,032
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	25,000	24,739
Kinder Morgan Energy Partners LP 6.950% 01/15/2038	95,000	99,567
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	30,000	29,492
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	100,000	103,322
Southern Natural Gas Co.(e) 5.900% 04/01/2017	55,000	53,876
Trans-Canada Pipelines 6.200% 10/15/2037	85,000	85,250
Transcontinental Gas Pipe Line Corp. 8.875% 07/15/2012	75,000	84,187
		1,397,008

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Real Estate Investment Trusts (REITS) — 0.6%
Brandywine Operating Partnership LP 5.625% 12/15/2010	$70,000	$69,819
iStar Financial, Inc. REIT 7.000% 03/15/2008	75,000	75,007
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	45,000	44,074
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	80,000	72,757
Kimco Realty Corp., Series B 7.860% 11/01/2007	350,000	350,000
Prologis REIT 5.250% 11/15/2010	145,000	144,637
Senior Housing Properties Trust REIT 8.625% 01/15/2012	25,000	27,000
United Dominion Realty Trust, Inc. REIT 4.500% 03/03/2008	75,000	74,887
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	210,000	222,566
		1,080,747
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	30,000	33,493
Lowe's Companies, Inc. 5.600% 09/15/2012	55,000	55,783
McDonald's Corp. 6.300% 10/15/2037	25,000	25,510
Yum! Brands, Inc. 6.875% 11/15/2037	90,000	89,931
		204,717
Savings & Loans — 0.1%
Washington Mutual Bank 5.650% 08/15/2014	180,000	166,592
Software — 0.0%
Certegy, Inc. 4.750% 09/15/2008	60,000	59,475
Telecommunications — 0.8%
Anixter, Inc. 5.950% 03/01/2015	130,000	118,950
AT&T, Inc. 6.500% 09/01/2037	65,000	68,563
British Telecom PLC Step 9.125% 12/15/2030	45,000	60,854

	Principal Amount	Market Value
Deutsche Telekom International Finance B.V. Step 8.250% 06/15/2030	$165,000	$205,634
Embarq Corp. 7.082% 06/01/2016	55,000	57,482
Qwest Corp. 7.875% 09/01/2011	170,000	179,350
Qwest Corp. 8.875% 03/15/2012	140,000	153,300
Sprint Capital Corp. 6.125% 11/15/2008	270,000	271,511
Sprint Capital Corp. 6.900% 05/01/2019	60,000	60,004
Sprint Nextel Corp. 6.000% 12/01/2016	130,000	124,996
Telecom Italia Capital SA 6.000% 09/30/2034	75,000	71,834
Telefonica Emisiones, S.A.U. 7.045% 06/20/2036	105,000	115,332
Verizon Global Funding Corp. 7.750% 12/01/2030	140,000	164,930
		1,652,740
Textiles — 0.0%
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	85,000	90,419
Transportation — 0.2%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	130,000	136,804
Canadian National Railway Co. 5.850% 11/15/2017	45,000	45,788
Canadian National Railway Co. 6.375% 11/15/2037	40,000	41,348
CSX Corp. 7.250% 05/01/2027	10,000	10,857
Norfolk Southern Corp. 6.000% 04/30/2008	120,000	120,663
		355,460
TOTAL CORPORATE DEBT (Cost $21,506,342)		21,081,334
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
Commercial MBS — 1.8%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 02/11/2044	200,000	198,980

	Principal Amount	Market Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 01/12/2045	$150,000	$149,461
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/2049	275,000	274,421
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% 02/15/2040	650,000	643,650
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% 02/20/2044	600,000	595,853
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 04/15/2049	325,000	326,972
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(e) 6.920% 02/03/2014	1,000,000	1,028,099
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 6.055% 02/15/2051	370,000	377,139
		3,594,575
Home Equity ABS — 0.2%
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	475,000	436,703
Other ABS — 0.3%
Galena CDO Cayman Islands, Ltd., Series 2005-1, Class B1U7 FRN(e) 6.246% 01/11/2013	250,000	242,827
Newport Waves CDO, Series 2007-1A, Class A3LS(e) 6.188% 06/20/2014	250,000	228,516
		471,343
WL Collateral CMO — 1.4%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	328,068	310,806

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A1 4.242% 07/25/2037	$477,529	$472,276
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 7.302% 09/25/2033	31,855	32,215
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 6.013% 02/25/2034	28,849	29,021
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	23,328	23,857
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 6.640% 08/25/2034	33,714	33,922
Impac Secured Assets Corp., Series 2007-2, Class 1A1A, FRN 5.241% 05/25/2037	269,808	265,657
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 6.933% 08/25/2034	70,250	70,462
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 1A, VRN 7.227% 07/25/2033	8,771	8,759
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 1A, FRN 6.226% 02/25/2034	13,382	13,524
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 7.375% 02/25/2034	1,735	1,767
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, FRN 7.419% 03/25/2034	41,200	42,051
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	338,527	331,016

	Principal Amount	Market Value
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	$126,153	$132,970
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 03/25/2034	135,069	137,232
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 08/25/2034	56,075	56,400
Washington Mutual, Inc., Series 2004-AR2, Class A, FRN 6.333% 04/25/2044	98,301	98,715
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1, FRN 4.224% 09/25/2034	295,370	292,899
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2, FRN 4.110% 06/25/2035	336,929	334,990
		2,688,539
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 7.153% 06/25/2032	26,677	26,582
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,289,257)		7,217,742
SOVEREIGN DEBT OBLIGATIONS — 0.0%
United Mexican States 5.625% 01/15/2017	45,000	45,653
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $42,677)		45,653
U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.0%
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	91,747	90,338

	Principal Amount	Market Value
U.S. Government Agencies — 11.0%
Pass-Through Securities
FHLMC 5.500% 07/01/2020- 03/01/2021	$2,746,586	$2,755,460
FHLMC 6.000% 09/01/2016- 02/01/2018	95,734	98,092
FHLMC 6.500% 08/01/2016	18,921	19,472
FHLMC 8.000% 06/01/2027	61,955	66,783
FHLMC 9.000% 03/01/2017	3,562	3,789
FNMA 4.500% 12/01/2020	1,018,688	985,780
FNMA 5.000% 09/01/2035	1,760,693	1,691,435
FNMA 5.500% 09/01/2019- 08/01/2035	4,909,697	4,890,729
FNMA 6.000% 05/01/2016	27,810	28,434
FNMA 7.000% 01/01/2031- 05/01/2031	55,962	58,434
FNMA 7.500% 10/01/2029- 05/01/2030	99,518	106,498
FNMA 8.000% 03/01/2030- 08/01/2031	39,404	42,322
FNMA FRN 4.363% 10/01/2034	275,882	273,109
FNMA TBA(f) 4.500% 11/01/2037	2,600,000	2,421,656
FNMA TBA(f) 5.000% 12/01/2037	500,000	479,492
FNMA TBA(f) 6.500% 11/01/2037	1,275,000	1,304,982
GNMA 5.500% 06/15/2036	1,068,164	1,062,615
GNMA 6.500% 07/15/2036- 07/15/2037	3,532,982	3,636,625
GNMA 7.000% 08/15/2023- 08/15/2032	57,811	60,645
GNMA 7.500% 03/15/2017- 06/15/2017	42,429	44,576
GNMA 8.000% 04/15/2008- 07/15/2008	249	250

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
GNMA 9.000% 12/15/2008- 05/15/2009	$12,036	$12,287
GNMA TBA(f) 5.500% 11/01/2037	1,675,000	1,664,924
		21,708,389
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,794,141)		21,798,727
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bond(a) (g) (h) 6.125% 08/15/2029	1,200,000	1,415,625
U.S. Treasury Bond 6.875% 08/15/2025	140,000	174,475
U.S. Treasury Note(a) (g) 4.500% 05/15/2017	240,000	240,750
		1,830,850
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,751,659)		1,830,850
TOTAL BONDS & NOTES (Cost $52,497,976)		52,085,557
OPTIONS — 0.2%
Bear Stearns Bank Put, Expires 9/21/2009, Strike 4.58	4,937,500	73,077
Bear Stearns Co., Inc. Floor, Expires 10/01/2014, Strike 0.00	1,000,000	11,066
Bear Stearns Put, Expires 9/21/2009, Strike 5.05	20,250,000	218,437
TOTAL OPTIONS (Cost $255,025)		302,580
TOTAL LONG TERM INVESTMENTS (Cost $165,642,686)		174,098,240
SHORT-TERM INVESTMENTS — 21.1%
Cash Equivalents — 7.0%(j)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	99,730	99,730
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	249,326	249,326
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	199,460	199,460

	Principal Amount	Market Value
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	$299,194	$299,194
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	124,662	124,662
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	299,191	299,191
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	199,460	199,460
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	124,662	124,662
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	124,662	124,662
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	149,596	149,596
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	124,662	124,662
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	598,382	598,382
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	249,326	249,326
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	249,326	249,326
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	149,596	149,596
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	498,652	498,652
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	498,652	498,652
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	99,730	99,730
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	324,124	324,124
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	124,662	124,662
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	149,596	149,596

	Principal Amount	Market Value
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	$373,989	$373,989
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	498,652	498,652
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	373,989	373,989
Freddie Mac Agency 4.533% 11/05/2007	31,337	31,337
Freddie Mac Agency Discount Note 4.527% 11/13/2007	97,065	97,065
General Electric Capital Corp. 4.822% 11/14/2007	496,391	496,391
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	249,326	249,326
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	373,989	373,989
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	249,326	249,326
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	498,652	498,652
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	498,652	498,652
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	373,989	373,989
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	224,393	224,393
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	124,662	124,662
Reserve Primary Money Market Fund(i)	226,668	226,668
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	149,596	149,596
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	747,977	747,977
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	124,662	124,662
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	249,326	249,326

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	$498,652	$498,652
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	199,460	199,460
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	99,730	99,730
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	199,460	199,460
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	779,021	779,021
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	124,662	124,662
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	373,989	373,989
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	124,662	124,662
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	249,326	249,326
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	249,326	249,326
		13,797,580
Commercial Paper — 12.1%
Avery Dennison Corp. 5.100% 11/01/2007	2,036,000	2,036,000
Avery Dennison Corp. 5.170% 11/15/2007	795,000	793,402
Avery Dennison Corp. 5.200% 11/01/2007	1,380,000	1,380,000
Bemis Company, Inc. 5.000% 11/26/2007	326,000	324,868
Cadbury Schweppes Financial 5.450% 11/16/2007	612,000	610,610
Campbell Soup Co. 5.050% 11/01/2007	680,000	680,000
CIT Group, Inc.(e) 5.500% 11/09/2007	680,000	679,169
Computer Sciences Corp. 4.980% 11/07/2007	1,382,000	1,380,853
Computer Sciences Corp. 5.250% 11/07/2007	699,000	698,388
Dow Chemical Co. 5.200% 11/08/2007	755,000	754,237

	Principal Amount	Market Value
Dow Jones & Co., Inc. 5.280% 11/19/2007	$850,000	$847,756
DTE Capital Corp. 5.120% 11/21/2007	631,000	629,205
DTE Capital Corp. 5.130% 11/02/2007	695,000	694,901
Duke Energy Carolinas 5.150% 11/02/2007	488,000	487,930
Duke Energy Carolinas 5.250% 11/05/2007	755,000	754,559
Estee Lauder Companies 4.750% 11/01/2007	680,000	680,000
Fortune Brands, Inc. 5.280% 12/03/2007	855,000	850,987
Gannett Co.,Inc. 5.000% 11/05/2007	1,031,000	1,030,427
General Mills, Inc. 5.200% 11/14/2007	800,000	798,498
Lincoln National Corp. 5.250% 11/28/2007	605,000	602,618
Monsanto Co. 5.020% 11/29/2007	780,000	776,955
Parker-Hannifin Corp. 4.570% 12/04/2007	616,000	613,419
Ryder System, Inc. 5.280% 11/20/2007	850,000	847,631
South Carolina Electric & Gas 5.200% 11/19/2007	579,000	577,495
Starbucks Corp. 5.020% 11/06/2007	1,229,000	1,228,143
Starbucks Corp. 5.200% 11/13/2007	850,000	848,527
Time Warner, Inc. 5.210% 11/06/2007	755,000	754,454
Wellpoint, Inc. 5.200% 11/02/2007	783,000	782,887
Whirlpool Corp. 5.200% 11/30/2007	785,000	781,712
		23,925,631
Discount Notes — 2.0%
Federal Farm Credit 4.340% 12/05/2007	4,000,000	3,983,604
TOTAL SHORT-TERM INVESTMENTS (Cost $41,706,815)		41,706,815
TOTAL INVESTMENTS — 109.3% (Cost $207,349,501)(k)		215,805,055
Other Assets/ (Liabilities) — (9.3%)		(18,329,299)
NET ASSETS — 100.0%		$197,475,756

Notes to Portfolio of Investments

ADR - American Depository Receipt

FRN - Floating Rate Note

STEP - Step up bond

VRN - Variable Rate Note

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Security is currently in default.

(e)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $5,007,272 or 2.5% of net assets.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.8%
COMMON STOCK — 96.8%
Aerospace & Defense — 8.0%
Alliant Techsystems, Inc.(a)	45,210	$4,990,732
Boeing Co.	277,400	27,348,866
United Technologies Corp.	97,290	7,451,441
		39,791,039
Agriculture — 3.1%
Altria Group, Inc.	215,620	15,725,167
Auto Manufacturers — 1.6%
Navistar International Corp.(a)	125,950	7,934,850
Banks — 9.0%
Bank of America Corp.	443,260	21,400,593
Wachovia Corp.	518,668	23,718,688
		45,119,281
Chemicals — 2.4%
BASF AG, Sponsored ADR (Germany)	38,080	5,262,656
The Lubrizol Corp.	98,980	6,718,762
		11,981,418
Diversified Financial — 15.0%
Credit Suisse Group, Sponsored ADR (Switzerland)(b)	356,450	24,131,665
E*TRADE Financial Corp.(a) (b)	1,293,430	14,408,810
Freddie Mac	214,851	11,221,668
National Financial Partners Corp.	92,583	5,061,513
UBS AG	371,762	19,959,902
		74,783,558
Electric — 7.9%
Dynegy, Inc. Cl. A(a)	224,190	2,064,790
Exelon Corp.	171,878	14,228,061
FirstEnergy Corp.	335,390	23,376,683
		39,669,534
Entertainment — 0.7%
Cinemark Holdings, Inc.(b)	210,310	3,619,435
Foods — 1.7%
ConAgra Foods, Inc.	365,709	8,678,275
Health Care – Products — 3.6%
Johnson & Johnson	273,731	17,839,049

	Number of Shares	Market Value
Health Care – Services — 1.1%
WellPoint, Inc.(a)	66,540	$5,271,964
Insurance — 1.7%
Everest Re Group Ltd.	77,710	8,279,223
Iron & Steel — 1.6%
Carpenter Technology Corp.	56,770	8,226,541
Machinery – Diversified — 1.6%
Deere & Co.	53,130	8,229,837
Manufacturing — 3.2%
Siemens AG Sponsored ADR (Germany)(b)	117,026	15,958,836
Media — 5.2%
Comcast Corp. Special, Cl. A(a)	178,600	3,727,382
Liberty Global, Inc. Cl. C(a)	344,007	12,618,177
News Corp., Inc. Cl. A	447,736	9,702,439
		26,047,998
Oil & Gas — 10.2%
Exxon Mobil Corp.	272,240	25,043,358
Murphy Oil Corp.	165,870	12,213,008
Petroleo Brasileiro SA Sponsored ADR (Brazil)(b)	59,826	5,721,160
Total SA Sponsored ADR (France)	97,750	7,879,627
		50,857,153
Oil & Gas Services — 2.1%
Halliburton Co.	265,275	10,457,140
Pharmaceuticals — 4.4%
Medco Health Solutions, Inc.(a)	53,587	5,057,541
Novartis AG ADR (Switzerland)	300,510	15,978,117
Vanda Pharmaceuticals, Inc.(a) (b)	59,025	885,375
		21,921,033
Retail — 2.0%
Costco Wholesale Corp.	148,931	10,017,099
Semiconductors — 5.1%
Applied Materials, Inc.	235,436	4,572,167
KLA-Tencor Corp.(b)	203,910	10,735,861
Lam Research Corp.(a)	202,170	10,148,934
		25,456,962

	Number of Shares	Market Value
Software — 2.2%
Take-Two Interactive Software, Inc.(a)	574,000	$10,779,720
Telecommunications — 3.4%
AT&T, Inc.	237,501	9,925,167
Sprint Nextel Corp.	428,290	7,323,759
		17,248,926
TOTAL EQUITIES (Cost $442,296,231)		483,894,038
	Principal Amount
SHORT-TERM INVESTMENTS — 7.8%
Cash Equivalents — 7.0%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$254,607	254,607
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	636,532	636,532
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	509,226	509,226
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	763,838	763,838
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	318,266	318,266
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	763,838	763,838
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	509,226	509,226
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	318,266	318,266
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	318,266	318,266
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	381,919	381,919
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	318,266	318,266

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	$1,527,677	$1,527,677
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	636,532	636,532
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	636,532	636,532
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	381,919	381,919
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	1,273,064	1,273,064
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	1,273,064	1,273,064
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	254,613	254,613
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	827,491	827,491
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	318,266	318,266
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	381,919	381,919
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	954,798	954,798
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	1,273,064	1,273,064
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	954,798	954,798
Freddie Mac Agency 4.533% 11/05/2007	80,004	80,004
Freddie Mac Agency Discount Note 4.527% 11/13/2007	247,808	247,808
General Electric Capital Corp. 4.822% 11/14/2007	1,267,293	1,267,293
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	636,532	636,532

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	$954,798	$954,798
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	636,532	636,532
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	1,273,064	1,273,064
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	1,273,064	1,273,064
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	954,798	954,798
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	572,879	572,879
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	318,266	318,266
Reserve Primary Money Market Fund(c)	578,686	578,686
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	381,919	381,919
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,909,596	1,909,596
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	318,266	318,266
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	636,532	636,532
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	1,273,064	1,273,064
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	509,226	509,226
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	254,613	254,613
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	509,226	509,226
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,988,851	1,988,851
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	318,266	318,266

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	$954,798	$954,798
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	318,266	318,266
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	636,532	636,532
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	636,532	636,532
		35,225,398
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	3,888,376	3,888,376
TOTAL SHORT-TERM INVESTMENTS (Cost $39,113,774)		39,113,774
TOTAL INVESTMENTS — 104.6% (Cost $481,410,005)(f)		523,007,812
Other Assets/ (Liabilities) — (4.6%)		(23,169,936)
NET ASSETS — 100.0%		$499,837,876

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,888,701. Collateralized by a U.S. Government Agency obligation with a rate of 4.711%, maturity date of 8/01/2035, and an aggregate market value, including accrued interest, of $3,966,470.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Advertising — 0.0%
Interpublic Group of Companies, Inc.(a)	5,100	$52,785
RH Donnelley Corp.(a)	2,220	121,767
		174,552
Aerospace & Defense — 2.3%
DRS Technologies, Inc.	2,200	126,368
General Dynamics Corp.	34,380	3,127,205
L-3 Communications Holdings, Inc.(b)	12,760	1,399,006
Northrop Grumman Corp.	50,450	4,218,629
Raytheon Co.	32,320	2,055,875
United Technologies Corp.	31,830	2,437,860
		13,364,943
Agriculture — 1.8%
Altria Group, Inc.	121,390	8,852,973
Loews Corp.-Carolina Group	5,330	457,207
Reynolds American, Inc.(b)	11,870	764,784
UST, Inc.	9,910	528,401
		10,603,365
Airlines — 0.1%
Northwest Airlines Corp.(a)	5,300	98,315
UAL Corp.(a) (b)	12,280	588,212
US Airways Group, Inc.(a) (b)	2,700	74,682
		761,209
Apparel — 0.1%
Jones Apparel Group, Inc.	30	628
Liz Claiborne, Inc.	280	7,972
VF Corp.	5,730	499,255
		507,855
Auto Manufacturers — 0.2%
General Motors Corp.	35,310	1,383,799
Automotive & Parts — 0.1%
Autoliv, Inc.	2,100	132,678
BorgWarner, Inc.	2,400	253,704
Johnson Controls, Inc.	7,800	341,016
		727,398
Banks — 9.5%
Associated Banc-Corp	9,050	261,183
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	454	11,459

	Number of Shares	Market Value
BancorpSouth, Inc.	10,100	$245,026
Bank of America Corp.	388,719	18,767,353
Bank of Hawaii Corp.	1,920	102,067
The Bank of New York Mellon Corp.	33,300	1,626,705
BB&T Corp.	30,219	1,117,196
BOK Financial Corp.	1,500	81,810
Capital One Financial Corp.	18,161	1,191,180
City National Corp.	2,170	146,692
The Colonial BancGroup, Inc.	9,720	186,430
Comerica, Inc.	17,700	826,236
Commerce Bancshares, Inc.	3,173	149,670
Cullen/Frost Bankers, Inc.	2,100	111,678
East West Bancorp, Inc.	6,300	212,562
Fifth Third Bancorp	61,160	1,913,085
First Horizon National Corp.(b)	5,020	130,922
Fulton Financial Corp.	7,117	93,304
Huntington Bancshares, Inc.	22,371	400,665
KeyCorp	43,090	1,225,910
M&T Bank Corp.	2,840	282,523
Marshall and Ilsley Corp.	17,280	737,856
National City Corp.	18,439	447,146
Northern Trust Corp.	1,100	82,731
PNC Financial Services Group, Inc.	18,986	1,370,030
Popular, Inc.(b)	17,100	180,405
Regions Financial Corp.	46,960	1,273,555
State Street Corp.	2,600	207,402
SunTrust Banks, Inc.	25,599	1,858,487
Synovus Financial Corp.	3,660	96,478
TCF Financial Corp.	7,800	177,606
U.S. Bancorp	95,940	3,181,370
UnionBanCal Corp.(b)	4,600	248,446
Valley National Bancorp	5,669	116,101
Wachovia Corp.	137,213	6,274,750
Webster Financial Corp.	3,390	122,854
Wells Fargo & Co.	278,110	9,458,521
Wilmington Trust Corp.	4,200	152,754
Zions Bancorp	6,650	393,081
		55,463,229
Beverages — 1.1%
Anheuser-Busch Cos., Inc.	23,880	1,224,566
The Coca-Cola Co.	33,490	2,068,342
Coca-Cola Enterprises, Inc.	43,220	1,115,508
Constellation Brands, Inc. Cl. A(a)	11,630	292,146
Molson Coors Brewing Co. Cl. B	7,660	438,382

	Number of Shares	Market Value
The Pepsi Bottling Group, Inc.	11,460	$493,697
PepsiAmericas, Inc.	27,100	968,012
		6,600,653
Biotechnology — 0.5%
Amgen, Inc.(a) (b)	2,100	122,031
Biogen Idec, Inc.(a)	23,590	1,756,040
Charles River Laboratories International, Inc.(a)	1,200	69,600
Invitrogen Corp.(a)	10,680	970,492
		2,918,163
Building Materials — 0.3%
Lennox International, Inc.	14,000	499,800
Masco Corp.	38,500	927,080
Owens Corning, Inc.(a) (b)	11,700	270,387
		1,697,267
Chemicals — 2.3%
Air Products & Chemicals, Inc.	7,370	721,154
Ashland, Inc.	13,250	778,040
Cabot Corp.	6,430	225,114
Celanese Corp. Cl. A	12,370	519,045
Cytec Industries, Inc.	11,800	787,178
The Dow Chemical Co.	64,360	2,898,774
Du Pont (E.I.) de Nemours & Co.	66,200	3,277,562
Eastman Chemical Co.	5,400	359,586
FMC Corp.	3,900	224,250
Hercules, Inc.	4,400	82,764
Huntsman Corp.	3,200	84,320
International Flavors & Fragrances, Inc.	3,820	199,442
The Lubrizol Corp.	7,020	476,518
Lyondell Chemical Co.	30,820	1,462,409
The Mosaic Co.(a) (b)	8,500	593,300
PPG Industries, Inc.	720	53,813
Rohm & Haas Co.	2,500	129,700
RPM, Inc.	4,600	98,578
Sigma-Aldrich Corp.	5,580	288,319
The Valspar Corp.	1,680	42,050
		13,301,916
Commercial Services — 0.3%
Avis Budget Group, Inc.(a)	3,900	81,393
Convergys Corp.(a)	6,270	114,929
Donnelley (R.R.) & Sons Co.	14,760	594,680
Hewitt Associates, Inc. Cl. A(a)	18,800	663,264

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
McKesson Corp.	3,890	$257,129
Service Corp. International	18,570	268,708
		1,980,103
Computers — 1.6%
Affiliated Computer Services, Inc. Cl. A(a)	6,300	319,158
Cadence Design Systems, Inc.(a)	14,730	288,708
Ceridian Corp.(a)	650	23,361
Computer Sciences Corp.(a)	14,570	850,742
Electronic Data Systems Corp.	21,320	460,299
International Business Machines Corp.	29,120	3,381,414
Lexmark International, Inc. Cl. A(a)	5,470	229,685
NCR Corp.(a)	25,000	689,750
SanDisk Corp.(a)	3,200	142,080
Seagate Technology	35,200	979,968
Sun Microsystems, Inc.(a) (b)	146,460	836,287
Teradata Corp.(a)	25,000	713,250
Western Digital Corp.(a)	12,900	334,368
		9,249,070
Cosmetics & Personal Care — 1.6%
Alberto-Culver Co.	27,610	717,584
Colgate-Palmolive Co.	970	73,982
The Procter & Gamble Co.	124,410	8,648,983
		9,440,549
Distribution & Wholesale — 0.2%
Genuine Parts Co.	4,820	236,517
Tech Data Corp.(a)	5,700	224,181
W.W. Grainger, Inc.	4,990	448,701
		909,399
Diversified Financial — 9.2%
AmeriCredit Corp.(a) (b)	3,740	52,771
Ameriprise Financial, Inc.	17,080	1,075,698
The Bear Stearns Cos., Inc.	4,600	522,560
BlackRock, Inc.	500	103,475
CIT Group, Inc.	12,880	453,891
Citigroup, Inc.	395,360	16,565,584
Countrywide Financial Corp.(b)	18,290	283,861
E*TRADE Financial Corp.(a) (b)	5,400	60,156
Fannie Mae	85,360	4,868,934
Freddie Mac	26,520	1,385,140
The Goldman Sachs Group, Inc.	25,480	6,317,002
IndyMac Bancorp, Inc.(b)	3,860	51,801
JP Morgan Chase & Co.	253,988	11,937,436

	Number of Shares	Market Value
Janus Capital Group, Inc.(b)	4,200	$144,942
Jefferies Group, Inc.	2,500	66,825
Legg Mason, Inc.	1,600	132,704
Lehman Brothers Holdings, Inc.	45,360	2,873,102
Merrill Lynch & Co., Inc.	38,690	2,554,314
Morgan Stanley	56,560	3,804,226
Student Loan Corp.	120	19,930
Thornburg Mortgage, Inc.(b)	14,100	148,050
		53,422,402
Electric — 5.1%
Alliant Energy Corp.	8,100	324,000
Ameren Corp.	8,860	478,972
American Electric Power Co., Inc.	34,380	1,657,460
Consolidated Edison, Inc.	41,660	1,961,769
Constellation Energy Group, Inc.	1,640	155,308
Dominion Resources, Inc.	2,150	197,004
DPL, Inc.	1,900	55,176
DTE Energy Co.(b)	12,010	595,696
Duke Energy Corp.	159,366	3,055,046
Edison International	50,280	2,920,765
Energy East Corp.	15,450	430,746
Entergy Corp.	8,080	968,550
Exelon Corp.	9,540	789,721
FirstEnergy Corp.	20,320	1,416,304
FPL Group, Inc.	35,060	2,398,805
Great Plains Energy, Inc.	5,437	162,240
Integrys Energy Group, Inc.	2,740	147,439
MDU Resources Group, Inc.	10,600	298,496
Mirant Corp.(a)	5,100	216,036
Northeast Utilities	15,140	466,766
NRG Energy, Inc.(a)	1,800	82,188
NSTAR	7,510	264,052
OGE Energy Corp.	12,660	484,878
Pepco Holdings, Inc.	1,110	31,624
PG&E Corp.	35,730	1,748,269
Pinnacle West Capital Corp.	6,560	265,024
PPL Corp.	9,930	513,381
Progress Energy, Inc.	17,500	840,000
Public Service Enterprise Group, Inc.	24,750	2,366,100
Puget Energy, Inc.	12,960	366,120
Reliant Energy, Inc.(a)	23,300	641,216
SCANA Corp.	11,820	479,774
Southern Co.	51,050	1,871,493
Teco Energy, Inc.	330	5,554
Wisconsin Energy Corp.	6,780	324,626
Xcel Energy, Inc.	38,120	859,606
		29,840,204

	Number of Shares	Market Value
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	8,130	$424,955
Energizer Holdings, Inc.(a)	5,670	591,381
Hubbell, Inc. Cl. B	8,100	445,500
		1,461,836
Electronics — 0.3%
Arrow Electronics, Inc.(a)	5,600	223,888
Avnet, Inc.(a)	15,300	638,316
Flextronics International Ltd.(a)	3,223	39,675
PerkinElmer, Inc.(b)	5,710	157,139
Tektronix, Inc.	2,300	87,055
Thermo Fisher Scientific, Inc.(a)	13,910	818,047
		1,964,120
Engineering & Construction — 0.2%
KBR, Inc.(a)	14,600	626,048
URS Corp.(a)	8,050	497,570
		1,123,618
Entertainment — 0.2%
Regal Entertainment Group Cl. A(b)	41,200	929,884
Environmental Controls — 0.3%
Allied Waste Industries, Inc.(a) (b)	61,850	781,784
Republic Services, Inc.	9,135	312,326
Waste Management, Inc.	25,240	918,484
		2,012,594
Foods — 1.6%
Campbell Soup Co.	340	12,573
ConAgra Foods, Inc.	19,280	457,514
Corn Products International, Inc.	7,070	300,758
Dean Foods Co.	4,860	134,962
Del Monte Foods Co.	9,820	101,539
General Mills, Inc.	25,270	1,458,837
Heinz (H. J.) Co.	11,130	520,661
The Hershey Co.	1,100	47,421
Hormel Foods Corp.	1,300	47,424
The J.M. Smucker Co.	6,540	349,432
Kellogg Co.	4,320	228,053
Kraft Foods, Inc. Cl. A	53,200	1,777,412
The Kroger Co.	30,740	903,449
Safeway, Inc.	32,140	1,092,760
Sara Lee Corp.	36,470	603,214
Smithfield Foods, Inc.(a)	1,100	31,537
SuperValu, Inc.	20,700	802,125
Tyson Foods, Inc. Cl. A	33,600	530,880
Wrigley (Wm.) Jr. Co.	1,300	80,171
		9,480,722

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Forest Products & Paper — 0.5%
Domtar Corp.(a)	14,100	$120,978
International Paper Co.	29,800	1,101,408
MeadWestvaco Corp.	12,500	420,500
Plum Creek Timber Co., Inc.	280	12,508
Smurfit-Stone Container Corp.(a)	20,400	247,044
Temple-Inland, Inc.	6,450	346,171
Weyerhaeuser Co.	6,800	516,188
		2,764,797
Gas — 0.9%
AGL Resources, Inc.(b)	15,860	626,946
Atmos Energy Corp.(b)	9,750	273,487
Energen Corp.	9,200	588,800
Nicor, Inc.	3,200	138,464
NiSource, Inc.	25,890	529,450
Sempra Energy	40,560	2,494,846
Southern Union Co.	4,270	134,505
UGI Corp.	11,190	297,878
Vectren Corp.	12,950	363,118
		5,447,494
Hand & Machine Tools — 0.2%
The Black & Decker Corp.	4,630	416,283
Kennametal, Inc.	1,000	91,210
Snap-on, Inc.	4,930	246,056
The Stanley Works	6,800	391,340
		1,144,889
Health Care – Products — 1.7%
Boston Scientific Corp.(a)	62,300	864,101
Johnson & Johnson	139,900	9,117,283
		9,981,384
Health Care – Services — 0.5%
Aetna, Inc.	13,720	770,652
Community Health Systems, Inc.(a)	2,200	72,446
Coventry Health Care, Inc.(a)	5,100	307,581
WellPoint, Inc.(a)	22,708	1,799,155
		2,949,834
Holding Company – Diversified — 0.0%
Leucadia National Corp.(b)	3,620	183,389
Home Builders — 0.3%
Centex Corp.	9,800	245,588
KB Home	4,400	121,616
Lennar Corp. Cl. A	4,100	93,685
MDC Holdings, Inc.	1,100	44,561
NVR, Inc.(a) (b)	1,300	618,475
Pulte Homes, Inc.(b)	3,800	56,392

	Number of Shares	Market Value
The Ryland Group, Inc.	2,200	$62,546
Thor Industries, Inc.	4,800	230,400
Toll Brothers, Inc.(a) (b)	3,400	77,894
		1,551,157
Home Furnishing — 0.1%
Whirlpool Corp.(b)	4,100	324,638
Household Products — 0.4%
The Clorox Co.	3,300	206,481
Fortune Brands, Inc.	10,860	909,742
Kimberly-Clark Corp.	17,940	1,271,767
		2,387,990
Housewares — 0.1%
Newell Rubbermaid, Inc.	10,700	312,012
Insurance — 9.3%
ACE Ltd.	34,400	2,084,984
Alleghany Corp.(a)	100	39,302
Allied World Assurance Holdings Ltd.	7,700	368,907
Allstate Corp.	51,100	2,677,640
Ambac Financial Group, Inc.(b)	5,150	189,674
American Financial Group, Inc.	8,100	242,190
American International Group, Inc.	168,650	10,645,188
American National Insurance Co.	2,880	372,384
Aon Corp.	39,660	1,797,391
Arch Capital Group Ltd.(a)	8,300	620,591
Assurant, Inc.	12,090	706,540
Axis Capital Holdings Ltd.	18,200	723,268
W.R. Berkley Corp.	5,700	171,513
Chubb Corp.	49,710	2,652,029
Cincinnati Financial Corp.	15,620	621,364
Conseco, Inc.(a)	4,800	75,792
Endurance Specialty Holdings Ltd.	15,700	615,597
Erie Indemnity Co. Cl. A	2,150	122,335
Everest Re Group Ltd.	3,900	415,506
Fidelity National Financial, Inc.	4,600	70,794
First American Corp.	4,000	120,400
Gallagher (Arthur J.) & Co.	5,300	141,033
Genworth Financial, Inc. Cl. A	21,910	598,143
The Hanover Insurance Group, Inc.	2,400	110,568
The Hartford Financial Services Group, Inc.	38,590	3,744,388
HCC Insurance Holdings, Inc.	6,370	190,399

	Number of Shares	Market Value
Lincoln National Corp.	13,598	$848,107
Loews Corp.	18,470	906,692
Markel Corp.(a) (b)	540	293,339
MBIA, Inc.	13,530	582,331
Mercury General Corp.	4,890	250,906
Metlife, Inc.	51,540	3,548,529
MGIC Investment Corp.(b)	4,050	78,408
Nationwide Financial Services, Inc. Cl. A	12,550	673,308
Old Republic International Corp.	10,812	165,748
PartnerRe Ltd.	5,300	441,225
The PMI Group, Inc.	6,030	96,661
Principal Financial Group, Inc.	30,310	2,051,078
Progressive Corp.(b)	30,720	568,320
Protective Life Corp.	3,580	153,475
Prudential Financial, Inc.	47,840	4,627,085
Reinsurance Group of America, Inc.	9,450	539,879
RenaissanceRe Holdings Ltd.	7,400	431,716
Safeco Corp.	10,720	620,688
StanCorp Financial Group, Inc.	1,770	97,580
Torchmark Corp.	6,640	432,662
Transatlantic Holdings, Inc.	1,600	119,248
St. Paul Travelers Companies	72,869	3,804,490
Unitrin, Inc.	3,950	182,925
Unum Group	26,850	626,679
White Mountains Insurance Group Ltd.	400	215,044
XL Capital Ltd. Cl. A	21,000	1,510,950
		53,984,993
Internet — 0.5%
Expedia, Inc.(a)	31,340	1,023,564
IAC/InterActiveCorp(a)	18,300	539,118
Symantec Corp.(a)	69,850	1,311,783
		2,874,465
Investment Companies — 0.2%
Allied Capital Corp.(b)	420	12,382
American Capital Strategies Ltd.(b)	24,710	1,072,661
		1,085,043
Iron & Steel — 0.8%
Nucor Corp.	27,050	1,677,641
Reliance Steel & Aluminum Co.	1,900	110,865
Steel Dynamics, Inc.	2,670	142,097
United States Steel Corp.	23,490	2,534,571
		4,465,174

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Leisure Time — 0.1%
Carnival Corp.(b)	14,000	$671,720
Royal Caribbean Cruises Ltd.	4,600	197,248
		868,968
Lodging — 0.1%
Wyndham Worldwide Corp.	10,100	331,583
Machinery – Diversified — 0.7%
AGCO Corp.(a)	14,670	875,506
Deere & Co.	18,800	2,912,120
Gardner Denver, Inc.(a)	15,400	556,402
		4,344,028
Manufacturing — 6.6%
3M Co.	3,000	259,080
Cooper Industries Ltd. Cl. A	9,900	518,661
Crane Co.	8,120	385,213
Dover Corp.	8,470	389,620
Eastman Kodak Co.	27,600	791,016
Eaton Corp.	12,970	1,200,763
General Electric Co.	605,790	24,934,316
Honeywell International, Inc.	15,090	911,587
Illinois Tool Works, Inc.	8,200	469,532
Ingersoll-Rand Co. Ltd. Cl. A	15,300	770,355
ITT Corp.	10,620	710,690
Leggett & Platt, Inc.	9,410	182,836
Pall Corp.	4,590	183,921
Parker Hannifin Corp.	22,230	1,786,625
Pentair, Inc.	13,300	470,687
SPX Corp.	8,600	871,180
Teleflex, Inc.	10,120	740,885
Tyco International Ltd.	72,525	2,985,854
		38,562,821
Media — 3.3%
Cablevision Systems Corp. Cl. A(a)	9,040	265,143
CBS Corp. Cl. B	79,540	2,282,798
Clear Channel Communications, Inc.	83,840	3,166,637
Discovery Holding Co. Cl. A(a)	6,200	176,762
Gannett Co., Inc.	15,700	665,837
Idearc, Inc.	25,600	690,688
Liberty Global, Inc. Cl. A(a)	12,090	474,533
Liberty Media Holding Corp. Capital Cl. A(a)	12,560	1,569,749
New York Times Co. Cl. A(b)	10,900	213,204
The Scripps (E.W.) Co. Cl. A	4,800	216,048
Time Warner Cable, Inc. Cl. A(a)	4,200	120,078

	Number of Shares	Market Value
Time Warner, Inc.	177,420	$3,239,689
Tribune Co.	12,020	363,725
The Walt Disney Co.	161,790	5,602,788
Washington Post Co. Cl. B	300	254,700
		19,302,379
Mining — 0.3%
Alcoa, Inc.	23,300	922,447
Freeport-McMoran Copper & Gold, Inc.	9,400	1,106,192
		2,028,639
Office Equipment/Supplies — 0.4%
Xerox Corp.(a)	142,460	2,484,502
Office Furnishings — 0.1%
Steelcase, Inc. Cl. A	36,030	643,856
Oil & Gas — 14.6%
Anadarko Petroleum Corp.	30,300	1,788,306
Chevron Corp.	187,345	17,143,941
Cimarex Energy Co.	2,900	117,479
ConocoPhillips	175,598	14,918,806
Continental Resources, Inc.(a)	5,200	122,252
Devon Energy Corp.	33,100	3,091,540
Exxon Mobil Corp.	374,830	34,480,612
Frontier Oil Corp.	3,300	151,107
Hess Corp.	10,900	780,549
Marathon Oil Corp.	63,410	3,749,433
Murphy Oil Corp.	10,200	751,026
Noble Energy, Inc.	8,100	619,974
Occidental Petroleum Corp.	83,144	5,741,093
Patterson-UTI Energy, Inc.	19,200	382,848
Valero Energy Corp.	11,064	779,238
Western Refining, Inc.	8,000	293,440
		84,911,644
Oil & Gas Services — 0.1%
SEACOR Holdings, Inc.(a)	1,500	137,475
Tidewater, Inc.(b)	6,030	329,660
		467,135
Packaging & Containers — 0.1%
Bemis Co., Inc.(b)	5,560	156,570
Owens-Illinois, Inc.(a)	3,800	168,796
Sonoco Products Co.	10,700	330,844
		656,210
Pharmaceuticals — 3.7%
AmerisourceBergen Corp.	10,440	491,828
Eli Lilly & Co.(b)	37,820	2,047,953
King Pharmaceuticals, Inc.(a)	30,170	319,802
Merck & Co., Inc.	23,460	1,366,780
Omnicare, Inc.	3,000	88,500

	Number of Shares	Market Value
Pfizer, Inc.	638,080	$15,703,149
Watson Pharmaceutical, Inc.(a)	20,760	634,426
Wyeth	16,710	812,607
		21,465,045
Pipelines — 0.6%
El Paso Corp.	71,000	1,253,860
National Fuel Gas Co.	7,850	380,647
Oneok, Inc.	12,080	603,275
Questar Corp.	3,900	222,612
Spectra Energy Corp.	25,600	665,088
The Williams Cos., Inc.	3,300	120,417
		3,245,899
Real Estate Investment Trusts (REITS) — 2.2%
AMB Property Corp.	4,990	326,097
Annaly Capital Management, Inc. REIT	98,260	1,679,263
AvalonBay Communities, Inc.	870	106,706
Boston Properties, Inc.	9,530	1,032,480
BRE Properties, Inc. Cl. A REIT(b)	270	14,796
Camden Property Trust REIT	210	13,094
Colonial Properties Trust REIT(b)	10,230	320,506
Developers Diversified Realty Corp. REIT	2,470	124,488
Douglas Emmett, Inc. REIT	9,100	239,421
Duke Realty Corp. REIT	1,600	51,440
Equity Residential REIT(b)	36,500	1,524,970
HCP, Inc. REIT	30,300	1,031,412
Health Care REIT, Inc.(b)	5,800	256,882
Hospitalities Properties Trust	14,240	563,904
Host Hotels & Resorts, Inc. REIT(b)	85,400	1,892,464
HRPT Properties Trust	41,970	394,098
iStar Financial, Inc.(b)	27,960	853,060
Kimco Realty Corp.(b)	16,200	672,624
Liberty Property Trust REIT	270	10,157
Mack-Cali Realty Corp.	660	26,129
ProLogis	4,700	337,178
Public Storage	600	48,582
Rayonier, Inc. REIT	10,610	512,357
Regency Centers Corp.(b)	300	21,444
Simon Property Group, Inc. REIT	860	89,535
SL Green Realty Corp.	2,900	349,914
Taubman Centers, Inc. REIT	5,800	341,446
Vornado Realty Trust(b)	1,140	127,361
		12,961,808

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Retail — 2.6%
AutoNation, Inc.(a)	7,540	$133,383
Barnes & Noble, Inc.	15,000	579,600
BJ's Wholesale Club, Inc.(a)	29,600	1,062,048
Circuit City Stores, Inc.(b)	300	2,379
Costco Wholesale Corp.	9,580	644,351
CVS Caremark Corp.	15,900	664,143
Foot Locker, Inc.	4,600	68,494
The Gap, Inc.	53,200	1,005,480
Macy's, Inc.	39,794	1,274,602
McDonald's Corp.	108,210	6,460,137
RadioShack Corp.(b)	51,170	1,055,125
Rite Aid Corp.(a) (b)	40,000	156,400
Saks, Inc.	5,470	115,745
Sears Holdings Corp.(a) (b)	5,910	796,609
Wal-Mart Stores, Inc.	26,400	1,193,544
		15,212,040
Savings & Loans — 0.8%
Astoria Financial Corp.	7,960	206,880
Hudson City Bancorp, Inc.	12,900	202,014
New York Community Bancorp, Inc.	18,340	341,307
Sovereign Bancorp, Inc.	32,900	474,747
Washington Federal, Inc.	4,216	101,859
Washington Mutual, Inc.	112,928	3,148,433
		4,475,240
Semiconductors — 0.2%
Fairchild Semiconductor International, Inc.(a)	4,000	73,000
Integrated Device Technology, Inc.(a)	10,800	145,044
Intersil Corp. Cl. A	27,900	846,486
Novellus Systems, Inc.(a)	7,180	203,984
Teradyne, Inc.(a)	14,640	180,658
		1,449,172
Software — 0.3%
CA, Inc.(b)	21,690	573,701
Compuware Corp.(a)	2,640	26,400
Fair Isaac Corp.(b)	5,700	216,144
Fidelity National Information Services, Inc.	1,700	78,404
IMS Health, Inc.	2,830	71,344
Novell, Inc.(a)	71,600	541,296
		1,507,289
Telecommunications — 7.5%
ADC Telecommunications, Inc.(a)	45,000	841,500
Alltel Corp.	37,640	2,678,086
AT&T, Inc.	563,814	23,561,787

	Number of Shares	Market Value
CenturyTel, Inc.	16,280	$717,134
Citizens Communications Co.	11,430	150,419
Embarq Corp.	20,440	1,081,685
Juniper Networks, Inc.(a)	24,200	871,200
Motorola, Inc.	81,300	1,527,627
Qwest Communications International, Inc.(a) (b)	102,290	734,442
Sprint Nextel Corp.	53,500	914,850
Telephone and Data Systems, Inc.(b)	4,230	295,254
US Cellular Corp.(a)	820	77,203
Verizon Communications, Inc.	215,108	9,910,026
Windstream Corp.	20,262	272,524
		43,633,737
Textiles — 0.1%
Mohawk Industries, Inc.(a) (b)	8,430	719,416
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	14,170	422,975
Mattel, Inc.	9,990	208,691
		631,666
Transportation — 0.7%
Alexander & Baldwin, Inc.	2,000	104,760
Burlington Northern Santa Fe Corp.	900	78,435
Con-way, Inc.	10,700	455,927
CSX Corp.	29,700	1,329,669
Norfolk Southern Corp.	7,700	397,705
Overseas Shipholding Group, Inc.	3,940	293,136
Ryder System, Inc.(b)	3,590	171,782
Teekay Corp.	1,200	67,140
Union Pacific Corp.	8,270	1,058,891
YRC Worldwide, Inc.(a) (b)	2,300	56,534
		4,013,979
Trucking & Leasing — 0.1%
GATX Corp.	10,300	421,991
TOTAL EQUITIES (Cost $566,233,384)		583,115,156

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 4.5%
Cash Equivalents — 4.1%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$174,516	$174,516
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	436,290	436,290
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	349,032	349,032
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	523,548	523,548
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	218,145	218,145
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	523,548	523,548
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	349,032	349,032
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	218,145	218,145
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	218,145	218,145
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	261,774	261,774
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	218,145	218,145
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	1,047,097	1,047,097
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	436,290	436,290
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	436,290	436,290
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	261,774	261,774
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	872,581	872,581
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	872,582	872,582

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	$174,516	$174,516
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	567,177	567,177
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	218,145	218,145
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	261,774	261,774
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	654,435	654,435
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	872,581	872,581
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	654,435	654,435
Freddie Mac Agency 4.533% 11/05/2007	54,836	54,836
Freddie Mac Agency Discount Note 4.527% 11/13/2007	169,852	169,852
General Electric Capital Corp. 4.822% 11/14/2007	868,626	868,626
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	436,290	436,290
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	654,435	654,435
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	436,290	436,290
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	872,581	872,581
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	872,581	872,581
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	654,435	654,435
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	392,661	392,661
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	218,145	218,145

	Principal Amount	Market Value
Reserve Primary Money Market Fund(c)	$396,642	$396,642
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	261,774	261,774
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,308,871	1,308,871
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	218,145	218,145
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	436,290	436,290
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	872,581	872,581
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	349,033	349,033
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	174,517	174,517
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	349,032	349,032
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,363,194	1,363,194
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	218,146	218,146
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	654,436	654,436
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	218,146	218,146
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	436,290	436,290
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	436,290	436,290
		24,144,116

	Principal Amount	Market Value
Repurchase Agreements — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	$2,218,610	$2,218,610
TOTAL SHORT-TERM INVESTMENTS (Cost $26,362,726)		26,362,726
TOTAL INVESTMENTS — 104.5% (Cost $592,596,110)(f)		609,477,882
Other Assets/ (Liabilities) — (4.5%)		(26,383,390)
NET ASSETS — 100.0%		$583,094,492

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,218,796. Collateralized by a U.S. Government Agency obligation with a rate of 5.441%, maturity date of 05/15/2036, and an aggregate market value, including accrued interest, of $2,265,343.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 100.5%
COMMON STOCK — 100.5%
Advertising — 0.3%
Interpublic Group of Companies, Inc.(a)	100	$1,034
Omnicom Group, Inc.	3,500	178,430
		179,464
Aerospace & Defense — 3.9%
Boeing Co.	5,500	542,245
General Dynamics Corp.	2,800	254,688
Goodrich Corp.(b)	600	41,796
L-3 Communications Holdings, Inc.(b)	1,500	164,460
Lockheed Martin Corp.	3,300	363,132
Northrop Grumman Corp.	3,800	317,756
Raytheon Co.(b)	4,900	311,689
Rockwell Collins, Inc.	600	44,886
United Technologies Corp.	7,200	551,448
		2,592,100
Agriculture — 2.0%
Altria Group, Inc.	17,000	1,239,810
Reynolds American, Inc.(b)	800	51,544
UST, Inc.	1,500	79,980
		1,371,334
Airlines — 0.0%
Southwest Airlines Co.	200	2,842
Apparel — 0.5%
Coach, Inc.(a) (b)	1,600	58,496
Nike, Inc. Cl. B	3,700	245,162
Polo Ralph Lauren Corp.	200	13,760
VF Corp.	300	26,139
		343,557
Auto Manufacturers — 0.2%
Ford Motor Co.(a) (b)	1,100	9,757
General Motors Corp.	3,600	141,084
Paccar, Inc.	150	8,334
		159,175
Automotive & Parts — 0.1%
Johnson Controls, Inc.(b)	1,700	74,324
Banks — 5.1%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	440	11,106
Bank of America Corp.	22,853	1,103,343

	Number of Shares	Market Value
The Bank of New York Mellon Corp.	4,852	$237,020
BB&T Corp.	800	29,576
Capital One Financial Corp.	1,409	92,416
Comerica, Inc.	1,100	51,348
Fifth Third Bancorp	3,200	100,096
Huntington Bancshares, Inc.	500	8,955
KeyCorp	3,100	88,195
M&T Bank Corp.	200	19,896
Marshall and Ilsley Corp.	1,000	42,700
National City Corp.	1,100	26,675
Northern Trust Corp.	900	67,689
PNC Financial Services Group, Inc.	1,400	101,024
Regions Financial Corp.	2,390	64,817
State Street Corp.	900	71,793
SunTrust Banks, Inc.	1,200	87,120
Synovus Financial Corp.	1,200	31,632
U.S. Bancorp(b)	7,500	248,700
Wachovia Corp.(b)	6,746	308,495
Wells Fargo & Co.(b)	18,800	639,388
Zions Bancorp	300	17,733
		3,449,717
Beverages — 1.8%
Anheuser-Busch Cos., Inc.	4,600	235,888
The Coca-Cola Co.	5,100	314,976
Coca-Cola Enterprises, Inc.	3,900	100,659
Constellation Brands, Inc. Cl. A(a)	600	15,072
Molson Coors Brewing Co. Cl. B	300	17,169
The Pepsi Bottling Group, Inc.	1,800	77,544
PepsiCo, Inc.	6,500	479,180
		1,240,488
Biotechnology — 0.4%
Biogen Idec, Inc.(a)	2,600	193,544
Celgene Corp.(a) (b)	100	6,600
Genzyme Corp.(a)	1,300	98,761
		298,905
Building Materials — 0.1%
American Standard Cos., Inc.	100	3,727
Masco Corp.	2,500	60,200
		63,927
Chemicals — 1.7%
Air Products & Chemicals, Inc.	700	68,495
Ashland, Inc.	500	29,360

	Number of Shares	Market Value
The Dow Chemical Co.	4,100	$184,664
Du Pont (E.I.) de Nemours & Co.	5,800	287,158
Eastman Chemical Co.	200	13,318
International Flavors & Fragrances, Inc.	500	26,105
Monsanto Co.	2,400	234,312
Praxair, Inc.	1,400	119,672
Rohm & Haas Co.	200	10,376
The Sherwin-Williams Co.(b)	1,400	89,488
Sigma-Aldrich Corp.	900	46,503
		1,109,451
Coal — 0.0%
CONSOL Energy, Inc.	100	5,650
Commercial Services — 0.6%
Apollo Group, Inc. Cl. A(a)	600	47,556
Convergys Corp.(a)	600	10,998
Donnelley (R.R.) & Sons Co.	600	24,174
Equifax, Inc.	1,200	46,200
McKesson Corp.	2,200	145,420
Monster Worldwide, Inc.(a)	100	4,058
Moody's Corp.	600	26,232
Robert Half International, Inc.	100	3,009
Western Union	3,400	74,936
		382,583
Computers — 6.9%
Affiliated Computer Services, Inc. Cl. A(a)	900	45,594
Apple, Inc.(a)	6,100	1,158,695
Computer Sciences Corp.(a)	1,300	75,907
Dell, Inc.(a) (b)	12,300	376,380
Electronic Data Systems Corp.	2,800	60,452
EMC Corp.(a)	19,800	502,722
Hewlett-Packard Co.	18,200	940,576
International Business Machines Corp.	10,700	1,242,484
Lexmark International, Inc. Cl. A(a) (b)	700	29,393
NCR Corp.(a)	600	16,554
Network Appliance, Inc.(a)	1,100	34,639
SanDisk Corp.(a) (b)	400	17,760
Sun Microsystems, Inc.(a) (b)	15,000	85,650
Teradata Corp.(a)	1,200	34,236
		4,621,042

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	1,300	$99,151
The Estee Lauder Cos., Inc. Cl. A	200	8,780
The Procter & Gamble Co.(b)	12,382	860,797
		968,728
Distribution & Wholesale — 0.2%
Genuine Parts Co.	700	34,349
W.W. Grainger, Inc.	800	71,936
		106,285
Diversified Financial — 6.8%
American Express Co.	4,900	298,655
Ameriprise Financial, Inc.	860	54,163
The Bear Stearns Cos., Inc.	200	22,720
The Charles Schwab Corp.	2,200	51,128
CIT Group, Inc.	900	31,716
Citigroup, Inc.	19,500	817,050
CME Group, Inc.	200	133,250
Countrywide Financial Corp.(b)	1,698	26,353
Discover Financial Services	4,600	88,780
E*TRADE Financial Corp.(a) (b)	800	8,912
Fannie Mae	5,200	296,608
Franklin Resources, Inc.(b)	300	38,904
Freddie Mac	2,800	146,244
The Goldman Sachs Group, Inc.	3,900	966,888
IntercontinentalExchange, Inc.(a)	100	17,820
JP Morgan Chase & Co.	16,800	789,600
Janus Capital Group, Inc.(b)	500	17,255
Legg Mason, Inc.	100	8,294
Lehman Brothers Holdings, Inc.	3,500	221,690
Merrill Lynch & Co., Inc.	4,200	277,284
Morgan Stanley	3,800	255,588
T. Rowe Price Group, Inc.	100	6,424
		4,575,326
Electric — 3.0%
AES Corp.(a)	500	10,705
Ameren Corp.	1,000	54,060
American Electric Power Co., Inc.	2,700	130,167
CenterPoint Energy, Inc.	2,600	43,576
Consolidated Edison, Inc.	3,200	150,688
Constellation Energy Group, Inc.	400	37,880
DTE Energy Co.	1,200	59,520
Duke Energy Corp.	14,980	287,167

	Number of Shares	Market Value
Edison International	3,800	$220,742
Entergy Corp.	300	35,961
Exelon Corp.	900	74,502
FirstEnergy Corp.	1,400	97,580
FPL Group, Inc.	2,000	136,840
PG&E Corp.	2,500	122,325
Pinnacle West Capital Corp.	300	12,120
PPL Corp.	1,700	87,890
Progress Energy, Inc.	1,900	91,200
Public Service Enterprise Group, Inc.	1,400	133,840
Southern Co.	4,200	153,972
Xcel Energy, Inc.	3,300	74,415
		2,015,150
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	4,100	214,307
Molex, Inc.	100	2,856
		217,163
Electronics — 0.5%
Agilent Technologies, Inc.(a)	1,700	62,645
Jabil Circuit, Inc.	100	2,173
PerkinElmer, Inc.(b)	1,500	41,280
Tektronix, Inc.	400	15,140
Thermo Fisher Scientific, Inc.(a)	2,200	129,382
Tyco Electronics Ltd.	1,107	39,487
Waters Corp.(a)	500	38,490
		328,597
Engineering & Construction — 0.2%
Fluor Corp.	700	110,600
Jacobs Engineering Group, Inc.(a)	300	26,145
		136,745
Entertainment — 0.0%
International Game Technology	400	17,444
Environmental Controls — 0.5%
Allied Waste Industries, Inc.(a) (b)	12,200	154,208
Waste Management, Inc.	4,500	163,755
		317,963
Foods — 1.4%
ConAgra Foods, Inc.	1,800	42,714
General Mills, Inc.	1,600	92,368
Heinz (H. J.) Co.	1,400	65,492
The Hershey Co.	700	30,177
Kellogg Co.	1,000	52,790
The Kroger Co.	7,700	226,303
Safeway, Inc.(b)	1,900	64,600
Sara Lee Corp.	5,100	84,354

	Number of Shares	Market Value
SuperValu, Inc.(b)	2,000	$77,500
Sysco Corp.	3,100	106,299
Tyson Foods, Inc. Cl. A(b)	3,400	53,720
Wrigley (Wm.) Jr. Co.	900	55,503
		951,820
Forest Products & Paper — 0.3%
International Paper Co.	2,900	107,184
MeadWestvaco Corp.	800	26,912
Temple-Inland, Inc.	600	32,202
Weyerhaeuser Co.	300	22,773
		189,071
Gas — 0.4%
Nicor, Inc.	700	30,289
NiSource, Inc.	1,500	30,675
Sempra Energy	3,200	196,832
		257,796
Hand & Machine Tools — 0.2%
The Black & Decker Corp.	700	62,937
Snap-on, Inc.	400	19,964
The Stanley Works	700	40,285
		123,186
Health Care – Products — 2.8%
Bard (C.R.), Inc.	200	16,722
Baxter International, Inc.	5,400	324,054
Becton, Dickinson & Co.	500	41,730
Boston Scientific Corp.(a)	2,100	29,127
Covidien Ltd.	1,207	50,211
Johnson & Johnson	16,600	1,081,822
Medtronic, Inc.	4,500	213,480
Patterson Cos., Inc.(a)	500	19,555
St. Jude Medical, Inc.(a)	500	20,365
Zimmer Holdings, Inc.(a)	900	62,541
		1,859,607
Health Care – Services — 1.3%
Aetna, Inc.	4,500	252,765
Coventry Health Care, Inc.(a) (b)	400	24,124
Humana, Inc.(a)	500	37,475
Laboratory Corp. of America Holdings(a)	400	27,500
Quest Diagnostics, Inc.	400	21,272
UnitedHealth Group, Inc.	6,800	334,220
WellPoint, Inc.(a)	2,000	158,460
		855,816
Home Builders — 0.1%
Centex Corp.	1,000	25,060
D.R. Horton, Inc.	1,200	15,228
KB Home	800	22,112
Lennar Corp. Cl. A	600	13,710
Pulte Homes, Inc.(b)	100	1,484
		77,594

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Furnishing — 0.1%
Whirlpool Corp.(b)	700	$55,426
Household Products — 0.4%
The Clorox Co.	1,100	68,827
Fortune Brands, Inc.	800	67,016
Kimberly-Clark Corp.	1,900	134,691
		270,534
Housewares — 0.1%
Newell Rubbermaid, Inc.(b)	2,300	67,068
Insurance — 7.0%
ACE Ltd.	3,500	212,135
AFLAC, Inc.	1,600	100,448
Allstate Corp.	4,000	209,600
Ambac Financial Group, Inc.(b)	500	18,415
American International Group, Inc.	19,100	1,205,592
Aon Corp.	2,500	113,300
Assurant, Inc.	900	52,596
Chubb Corp.	4,300	229,405
Cigna Corp.	2,900	152,221
Cincinnati Financial Corp.	1,746	69,456
Genworth Financial, Inc. Cl. A	1,800	49,140
The Hartford Financial Services Group, Inc.	3,500	339,605
Lincoln National Corp.	1,649	102,848
Loews Corp.	1,800	88,362
MBIA, Inc.	1,000	43,040
Metlife, Inc.	8,000	550,800
Principal Financial Group, Inc.	1,700	115,039
Progressive Corp.(b)	1,400	25,900
Prudential Financial, Inc.	4,500	435,240
Safeco Corp.	700	40,530
Torchmark Corp.	700	45,612
St. Paul Travelers Companies	6,557	342,341
Unum Group	2,500	58,350
XL Capital Ltd. Cl. A	1,900	136,705
		4,736,680
Internet — 1.9%
Amazon.com, Inc.(a) (b)	4,100	365,515
eBay, Inc.(a)	9,000	324,900
Expedia, Inc.(a)	1,500	48,990
Google, Inc. Cl. A(a) (b)	400	282,800
IAC/InterActiveCorp(a)	1,400	41,244
Symantec Corp.(a)	6,500	122,070
VeriSign, Inc.(a) (b)	1,500	51,135
Yahoo!, Inc.(a) (b)	500	15,550
		1,252,204

	Number of Shares	Market Value
Investment Companies — 0.2%
American Capital Strategies Ltd.(b)	2,800	$121,548
Iron & Steel — 0.4%
Allegheny Technologies, Inc.(b)	100	10,217
Nucor Corp.	2,000	124,040
United States Steel Corp.(b)	1,500	161,850
		296,107
Leisure Time — 0.1%
Carnival Corp.	600	28,788
Harley-Davidson, Inc.	100	5,150
		33,938
Lodging — 0.1%
Harrah's Entertainment, Inc.	100	8,825
Marriott International, Inc. Cl. A	100	4,111
Starwood Hotels & Resorts Worldwide, Inc.	700	39,802
Wyndham Worldwide Corp.	640	21,011
		73,749
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	2,100	156,681
Terex Corp.(a)	200	14,844
		171,525
Machinery – Diversified — 0.5%
Cummins, Inc.	200	23,992
Deere & Co.	1,300	201,370
Rockwell Automation, Inc.	1,600	110,208
		335,570
Manufacturing — 5.1%
3M Co.(b)	3,000	259,080
Cooper Industries Ltd. Cl. A	1,200	62,868
Danaher Corp.	1,800	154,206
Dover Corp.	700	32,200
Eastman Kodak Co.	2,500	71,650
Eaton Corp.	1,000	92,580
General Electric Co.	38,200	1,572,312
Honeywell International, Inc.	7,800	471,198
Illinois Tool Works, Inc.	1,748	100,090
Ingersoll-Rand Co. Ltd. Cl. A	700	35,245
ITT Corp.	1,200	80,304
Leggett & Platt, Inc.	1,300	25,259
Pall Corp.	800	32,056
Parker Hannifin Corp.(b)	1,800	144,666
Textron, Inc.	1,000	69,210
Tyco International Ltd.	5,707	234,957
		3,437,881

	Number of Shares	Market Value
Media — 3.6%
CBS Corp. Cl. B	5,350	$153,545
Clear Channel Communications, Inc.	9,900	373,923
The DIRECTV Group, Inc.(a)	2,200	58,256
Dow Jones & Co., Inc.	600	35,886
Gannett Co., Inc.	1,500	63,615
The McGraw-Hill Companies, Inc.	2,300	115,092
Meredith Corp.(b)	2,400	149,400
New York Times Co. Cl. A(b)	1,600	31,296
The Scripps (E.W.) Co. Cl. A	300	13,503
Time Warner, Inc.	19,600	357,896
Tribune Co.	700	21,182
Viacom, Inc. Cl. B(a)	6,300	260,127
The Walt Disney Co.	22,300	772,249
		2,405,970
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	500	74,905
Mining — 0.7%
Alcoa, Inc.	400	15,836
Freeport-McMoran Copper & Gold, Inc.	3,936	463,188
Vulcan Materials Co.(b)	100	8,551
		487,575
Office Equipment/Supplies — 0.2%
Xerox Corp.(a)	8,500	148,240
Oil & Gas — 9.8%
Anadarko Petroleum Corp.	2,300	135,746
Chesapeake Energy Corp.	100	3,948
Chevron Corp.	10,739	982,726
ConocoPhillips	13,693	1,163,357
Devon Energy Corp.	2,700	252,180
ENSCO International, Inc.(b)	100	5,549
EOG Resources, Inc.	100	8,860
Exxon Mobil Corp.	30,800	2,833,292
Hess Corp.	1,200	85,932
Marathon Oil Corp.	4,500	266,085
Murphy Oil Corp.	800	58,904
Nabors Industries Ltd.(a)	100	2,808
Noble Corp.	1,000	52,950
Noble Energy, Inc.	300	22,962
Occidental Petroleum Corp.	5,300	365,965
Sunoco, Inc.	300	22,080
Tesoro Corp.	900	54,477
Transocean, Inc.(a) (b)	500	59,685

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Valero Energy Corp.	2,900	$204,247
XTO Energy, Inc.	100	6,638
		6,588,391
Oil & Gas Services — 1.4%
BJ Services Co.(b)	100	2,519
Halliburton Co.(b)	1,600	63,072
National Oilwell Varco, Inc.(a)	3,900	285,636
Schlumberger Ltd.	6,100	589,077
Weatherford International Ltd.(a)	100	6,491
		946,795
Packaging & Containers — 0.3%
Ball Corp.	1,600	79,328
Pactiv Corp.(a)	3,000	82,410
Sealed Air Corp.	300	7,479
		169,217
Pharmaceuticals — 5.3%
AmerisourceBergen Corp.	1,600	75,376
Bristol-Myers Squibb Co.	13,300	398,867
Eli Lilly & Co.	7,100	384,465
Express Scripts, Inc.(a)	2,300	145,130
Forest Laboratories, Inc.(a)	2,900	113,303
King Pharmaceuticals, Inc.(a)	1,700	18,020
Medco Health Solutions, Inc.(a)	2,700	254,826
Merck & Co., Inc.	11,100	646,686
Pfizer, Inc.	47,900	1,178,819
Schering-Plough Corp.	3,800	115,976
Watson Pharmaceutical, Inc.(a) (b)	3,500	106,960
Wyeth	3,200	155,616
		3,594,044
Pipelines — 0.3%
El Paso Corp.	5,200	91,832
Questar Corp.	300	17,124
Spectra Energy Corp.	1,600	41,568
The Williams Cos., Inc.	1,700	62,033
		212,557
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(a)	300	7,314
Real Estate Investment Trusts (REITS) — 0.3%
Boston Properties, Inc.(b)	500	54,170
Equity Residential REIT(b)	1,000	41,780
Host Hotels & Resorts, Inc. REIT(b)	1,600	35,456
Kimco Realty Corp.(b)	500	20,760
ProLogis	900	64,566
		216,732

	Number of Shares	Market Value
Retail — 3.7%
AutoNation, Inc.(a) (b)	100	$1,769
AutoZone, Inc.(a) (b)	1,300	161,733
Best Buy Co., Inc.(b)	3,300	160,116
Big Lots, Inc.(a) (b)	7,900	189,442
Circuit City Stores, Inc.(b)	100	793
Costco Wholesale Corp.	1,600	107,616
CVS Caremark Corp.	3,104	129,654
Darden Restaurants, Inc.	300	12,900
Family Dollar Stores, Inc.(b)	2,700	68,445
The Gap, Inc.	3,800	71,820
The Home Depot, Inc.(b)	200	6,302
J.C. Penney Co., Inc.	100	5,624
Kohl's Corp.(a)	100	5,497
Lowe's Companies, Inc.	100	2,689
Macy's, Inc.	1,072	34,336
McDonald's Corp.	7,300	435,810
Nordstrom, Inc.	100	3,944
Office Depot, Inc.(a)	100	1,876
RadioShack Corp.(b)	11,100	228,882
Sears Holdings Corp.(a) (b)	200	26,958
Staples, Inc.(b)	50	1,167
Tiffany & Co.	1,000	54,180
The TJX Cos., Inc.	7,900	228,547
Walgreen Co.	200	7,930
Wal-Mart Stores, Inc.	7,900	357,159
Wendy's International, Inc.	1,000	34,760
Yum! Brands, Inc.	3,000	120,810
		2,460,759
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	1,200	18,792
Sovereign Bancorp, Inc.	1,300	18,759
Washington Mutual, Inc.	3,632	101,260
		138,811
Semiconductors — 2.4%
Advanced Micro Devices, Inc.(a) (b)	300	3,924
Altera Corp.	100	1,962
Analog Devices, Inc.	1,100	36,806
Applied Materials, Inc.	14,400	279,648
Broadcom Corp. Cl. A(a)	700	22,785
Intel Corp.	25,000	672,500
KLA-Tencor Corp.	700	36,855
Linear Technology Corp.(b)	600	19,812
LSI Corp.(a) (b)	1,800	11,880
MEMC Electronic Materials, Inc.(a)	600	43,932
Micron Technology, Inc.(a) (b)	200	2,102
National Semiconductor Corp.	2,100	52,794
Novellus Systems, Inc.(a)	1,000	28,410
Nvidia Corp.(a)	5,300	187,514

	Number of Shares	Market Value
QLogic Corp.(a)	600	$9,318
Teradyne, Inc.(a)	2,900	35,786
Texas Instruments, Inc.	4,300	140,180
Xilinx, Inc.	1,000	24,400
		1,610,608
Software — 4.7%
Adobe Systems, Inc.(a)	3,900	186,810
Autodesk, Inc.(a)	2,500	122,250
Automatic Data Processing, Inc.	3,400	168,504
BMC Software, Inc.(a)	3,200	108,288
CA, Inc.(b)	4,606	121,829
Citrix Systems, Inc.(a)	700	30,093
Compuware Corp.(a)	1,200	12,000
Electronic Arts, Inc.(a) (b)	100	6,112
Fidelity National Information Services, Inc.	300	13,836
Fiserv, Inc.(a)	300	16,620
IMS Health, Inc.	600	15,126
Intuit, Inc.(a)	1,200	38,604
Microsoft Corp.	41,400	1,523,934
Novell, Inc.(a)	19,700	148,932
Oracle Corp.(a)	30,283	671,374
		3,184,312
Telecommunications — 6.7%
Alltel Corp.	1,400	99,610
AT&T, Inc.	38,849	1,623,500
CenturyTel, Inc.	2,700	118,935
Ciena Corp.(a) (b)	700	33,502
Cisco Systems, Inc.(a)	38,600	1,276,116
Corning, Inc.	3,900	94,653
Embarq Corp.	1,618	85,625
JDS Uniphase Corp.(a) (b)	462	7,050
Juniper Networks, Inc.(a)	5,400	194,400
Motorola, Inc.	3,300	62,007
Qualcomm, Inc.	5,100	217,923
Qwest Communications International, Inc.(a) (b)	9,100	65,338
Sprint Nextel Corp.(b)	3,361	57,473
Tellabs, Inc.(a)	100	881
Verizon Communications, Inc.	12,100	557,447
Windstream Corp.	2,800	37,660
		4,532,120
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	1,200	35,820
Mattel, Inc.	1,200	25,068
		60,888
Transportation — 1.5%
Burlington Northern Santa Fe Corp.	1,100	95,865

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
C.H. Robinson Worldwide, Inc.	600	$29,952
CSX Corp.	3,900	174,603
Norfolk Southern Corp.	2,700	139,455
Ryder System, Inc.	200	9,570
Union Pacific Corp.	1,900	243,276
United Parcel Service, Inc. Cl. B	4,300	322,930
		1,015,651
TOTAL EQUITIES (Cost $63,108,801)		67,599,969
	Principal Amount
SHORT-TERM INVESTMENTS — 11.6%
Cash Equivalents — 11.3%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$55,142	55,142
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	137,868	137,868
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	110,294	110,294
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	165,441	165,441
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	68,934	68,934
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	165,441	165,441
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	110,294	110,294
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	68,934	68,934
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	68,934	68,934
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	82,721	82,721
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	68,934	68,934
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	330,883	330,883

	Principal Amount	Market Value
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	$137,868	$137,868
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	137,868	137,868
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	82,721	82,721
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	275,736	275,736
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	275,736	275,736
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	55,147	55,147
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	179,228	179,228
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	68,934	68,934
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	82,721	82,721
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	206,802	206,802
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	275,736	275,736
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	206,802	206,802
Freddie Mac Agency 4.533% 11/05/2007	17,328	17,328
Freddie Mac Agency Discount Note 4.527% 11/13/2007	53,673	53,673
General Electric Capital Corp. 4.822% 11/14/2007	274,486	274,486
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	137,868	137,868
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	206,802	206,802
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	137,868	137,868

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	$275,736	$275,736
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	275,736	275,736
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	206,802	206,802
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	124,081	124,081
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	68,934	68,934
Reserve Primary Money Market Fund(c)	125,339	125,339
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	82,721	82,721
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	413,604	413,604
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	68,934	68,934
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	137,868	137,868
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	275,736	275,736
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	110,294	110,294
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	55,147	55,147
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	110,294	110,294
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	430,770	430,770
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	68,934	68,934
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	206,802	206,802
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	68,934	68,934

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	$137,868	$137,868
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	137,868	137,868
		7,629,546
Repurchase Agreements — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	175,805	175,805
TOTAL SHORT-TERM INVESTMENTS (Cost $7,805,351)		7,805,351
TOTAL INVESTMENTS — 112.1% (Cost $70,914,152)(f)		75,405,320
Other Assets/ (Liabilities) — (12.1%)		(8,146,575)
NET ASSETS — 100.0%		$67,258,745

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $175,820. Collateralized by a U.S. Government Agency obligation with a rate of 6.755%, maturity date of 11/01/2035, and an aggregate market value, including accrued interest, of $179,438.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Advertising — 0.1%
Omnicom Group, Inc.	5,500	$280,390
Aerospace & Defense — 2.8%
Boeing Co.	49,000	4,830,910
L-3 Communications Holdings, Inc.(a)	10,700	1,173,148
Lockheed Martin Corp.	7,300	803,292
Northrop Grumman Corp.	15,200	1,271,024
Raytheon Co.	32,100	2,041,881
		10,120,255
Agriculture — 1.7%
Altria Group, Inc.	82,300	6,002,139
UST, Inc.	1,800	95,976
		6,098,115
Airlines — 0.1%
AMR Corp.(b)	6,100	146,400
Continental Airlines, Inc. Cl. B(b)	3,900	133,965
Northwest Airlines Corp.(b)	3,500	64,925
UAL Corp.(a) (b)	1,500	71,850
US Airways Group, Inc.(a) (b)	4,100	113,406
		530,546
Apparel — 0.2%
Nike, Inc. Cl. B	8,200	543,332
Polo Ralph Lauren Corp.	900	61,920
		605,252
Auto Manufacturers — 0.0%
General Motors Corp.	1,300	50,947
Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co.(b)	2,700	81,405
Lear Corp.(b)	3,200	113,696
		195,101
Banks — 5.9%
Bank of America Corp.	210,683	10,171,775
U.S. Bancorp	50,100	1,661,316
Wachovia Corp.	128,455	5,874,247
Wells Fargo & Co.	115,700	3,934,957
		21,642,295
Beverages — 0.7%
The Coca-Cola Co.	26,400	1,630,464
PepsiCo, Inc.	13,600	1,002,592
		2,633,056

	Number of Shares	Market Value
Biotechnology — 1.3%
Amgen, Inc.(b)	31,700	$1,842,087
Biogen Idec, Inc.(b)	25,900	1,927,996
Genentech, Inc.(b)	11,900	882,147
Invitrogen Corp.(b)	1,600	145,392
		4,797,622
Building Materials — 0.1%
Lennox International, Inc.	1,100	39,270
USG Corp.(a) (b)	3,300	131,175
		170,445
Chemicals — 0.5%
Ashland, Inc.	900	52,848
Celanese Corp. Cl. A	1,800	75,528
CF Industries Holdings, Inc.	1,000	87,900
The Dow Chemical Co.	28,400	1,279,136
The Mosaic Co.(a) (b)	5,500	383,900
Terra Industries, Inc.(a) (b)	2,700	99,603
		1,978,915
Commercial Services — 1.1%
Accenture Ltd. Cl. A	48,300	1,886,115
Apollo Group, Inc. Cl. A(b)	1,500	118,890
ChoicePoint, Inc.(b)	1,900	74,708
Convergys Corp.(b)	5,900	108,147
The Corporate Executive Board Co.	700	49,875
Gartner Group, Inc.(b)	1,900	41,610
Hewitt Associates, Inc. Cl. A(b)	1,900	67,032
ITT Educational Services, Inc.(b)	1,200	152,628
McKesson Corp.	20,800	1,374,880
Robert Half International, Inc.	2,100	63,189
SAIC, Inc.(b)	2,600	51,246
		3,988,320
Computers — 8.4%
Affiliated Computer Services, Inc. Cl. A(b)	2,300	116,518
Apple, Inc.(b)	27,100	5,147,645
Brocade Communications Systems, Inc.(b)	7,200	68,472
Cadence Design Systems, Inc.(b)	3,400	66,640
Computer Sciences Corp.(b)	3,000	175,170
Dell, Inc.(b)	66,400	2,031,840
DST Systems, Inc.(b)	1,600	135,536
Electronic Data Systems Corp.	69,800	1,506,982
EMC Corp.(b)	110,600	2,808,134
Hewlett-Packard Co.	174,000	8,992,320

	Number of Shares	Market Value
International Business Machines Corp.	73,700	$8,558,044
Lexmark International, Inc. Cl. A(b)	3,500	146,965
MICROS Systems, Inc.(b)	800	57,456
NCR Corp.(b)	3,300	91,047
Network Appliance, Inc.(b)	6,400	201,536
Seagate Technology	10,500	292,320
Synopsys, Inc.(b)	3,200	90,432
Teradata Corp.(b)	3,200	91,296
Western Digital Corp.(b)	5,900	152,928
		30,731,281
Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	55,492	3,857,804
Diversified Financial — 12.3%
American Express Co.	1,300	79,235
Ameriprise Financial, Inc.	28,580	1,799,968
The Bear Stearns Cos., Inc.	4,900	556,640
Citigroup, Inc.	241,900	10,135,610
Discover Financial Services	10,800	208,440
Fannie Mae	36,800	2,099,072
The Goldman Sachs Group, Inc.	30,900	7,660,728
JP Morgan Chase & Co.	198,100	9,310,700
Janus Capital Group, Inc.(a)	4,900	169,099
Lehman Brothers Holdings, Inc.	15,900	1,007,106
Merrill Lynch & Co., Inc.	81,900	5,407,038
Morgan Stanley	96,100	6,463,686
		44,897,322
Electric — 0.2%
Edison International	7,000	406,630
Progress Energy, Inc.	7,700	369,600
		776,230
Electronics — 0.6%
Agilent Technologies, Inc.(b)	46,400	1,709,840
Arrow Electronics, Inc.(b)	2,900	115,942
Avnet, Inc.(b)	3,600	150,192
Tektronix, Inc.	1,600	60,560
Thomas & Betts Corp.(a) (b)	2,000	112,020
Tyco Electronics Ltd.(b)	4,050	144,463
		2,293,017
Foods — 1.0%
Heinz (H. J.) Co.	2,300	107,594
The Kroger Co.	56,800	1,669,352
Safeway, Inc.	38,900	1,322,600
Sara Lee Corp.	42,300	699,642
		3,799,188

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Forest Products & Paper — 0.5%
International Paper Co.	46,700	$1,726,032
Weyerhaeuser Co.(a)	3,300	250,503
		1,976,535
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	1,700	152,847
The Stanley Works	1,200	69,060
		221,907
Health Care – Products — 1.9%
Baxter International, Inc.	13,400	804,134
Intuitive Surgical, Inc.(b)	400	130,748
Johnson & Johnson	91,900	5,989,123
Kinetic Concepts, Inc.(b)	2,200	132,220
		7,056,225
Health Care – Services — 3.0%
Aetna, Inc.	42,400	2,381,608
Coventry Health Care, Inc.(b)	1,600	96,496
Health Net, Inc.(b)	2,700	144,747
Humana, Inc.(b)	2,700	202,365
Lincare Holdings, Inc.(a) (b)	1,600	55,632
UnitedHealth Group, Inc.	82,640	4,061,756
WellPoint, Inc.(b)	51,134	4,051,347
		10,993,951
Home Builders — 0.1%
Centex Corp.	2,100	52,626
KB Home(a)	2,500	69,100
Lennar Corp. Cl. A(a)	2,800	63,980
NVR, Inc.(a) (b)	200	95,150
Toll Brothers, Inc.(b)	2,500	57,275
		338,131
Home Furnishing — 0.0%
Tempur-Pedic International, Inc.(a)	1,600	57,600
Household Products — 0.0%
Fossil, Inc.(b)	1,200	45,072
The Scotts Miracle-Gro Co.	1,100	50,479
		95,551
Housewares — 0.0%
The Toro Co.	900	50,094
Insurance — 5.8%
ACE Ltd.	5,900	357,599
Allstate Corp.	29,600	1,551,040
Ambac Financial Group, Inc.(a)	1,200	44,196
American International Group, Inc.	122,600	7,738,512
Aon Corp.	24,500	1,110,340
Assurant, Inc.	1,500	87,660

	Number of Shares	Market Value
Chubb Corp.	37,900	$2,021,965
Cigna Corp.	9,300	488,157
CNA Financial Corp.	7,800	309,114
Fidelity National Financial, Inc.	3,400	52,326
First American Corp.	1,600	48,160
Genworth Financial, Inc. Cl. A	58,600	1,599,780
HCC Insurance Holdings, Inc.	1,900	56,791
Lincoln National Corp.	10,600	661,122
MBIA, Inc.	1,400	60,256
Metlife, Inc.	26,800	1,845,180
MGIC Investment Corp.(a)	1,600	30,976
The PMI Group, Inc.	1,600	25,648
Principal Financial Group, Inc.	7,800	527,826
Safeco Corp.	1,300	75,270
St. Paul Travelers Companies	41,900	2,187,599
XL Capital Ltd. Cl. A	5,000	359,750
		21,239,267
Internet — 3.0%
Amazon.com, Inc.(a) (b)	20,900	1,863,235
Check Point Software Technologies Ltd.(b)	1,500	37,890
eBay, Inc.(b)	59,500	2,147,950
Google, Inc. Cl. A(a) (b)	7,200	5,090,400
McAfee, Inc.(b)	3,300	136,455
Symantec Corp.(b)	89,400	1,678,932
VeriSign, Inc.(a) (b)	2,600	88,634
		11,043,496
Iron & Steel — 0.8%
AK Steel Holding Corp.(b)	1,600	80,208
Carpenter Technology Corp.	500	72,455
Nucor Corp.	26,900	1,668,338
Reliance Steel & Aluminum Co.	1,100	64,185
Steel Dynamics, Inc.	1,400	74,508
United States Steel Corp.	8,100	873,990
		2,833,684
Lodging — 0.0%
Wyndham Worldwide Corp.	2,200	72,226
Machinery – Diversified — 0.5%
Cummins, Inc.	9,700	1,163,612
Deere & Co.	3,600	557,640
Rockwell Automation, Inc.	1,500	103,320
		1,824,572
Manufacturing — 5.2%
3M Co.	19,500	1,684,020
Acuity Brands, Inc.	800	38,240
Eaton Corp.	5,900	546,222
General Electric Co.	272,700	11,224,332

	Number of Shares	Market Value
Honeywell International, Inc.	44,000	$2,658,040
Ingersoll-Rand Co. Ltd. Cl. A	6,900	347,415
Parker Hannifin Corp.	10,200	819,774
SPX Corp.	1,500	151,950
Teleflex, Inc.	1,000	73,210
Tyco International Ltd.	37,950	1,562,402
		19,105,605
Media — 4.5%
CBS Corp. Cl. B	26,300	754,810
Clear Channel Communications, Inc.	52,700	1,990,479
Comcast Corp. Cl. A(b)	33,100	696,755
EchoStar Communications Corp. Cl. A(b)	19,900	974,304
Gannett Co., Inc.	16,100	682,801
Liberty Global, Inc. Cl. A(b)	7,500	294,375
Liberty Media Holding Corp. Capital Cl. A(b)	1,200	149,976
News Corp., Inc. Cl. A	20,500	444,235
Time Warner, Inc.	261,800	4,780,468
Viacom, Inc. Cl. B(b)	45,250	1,868,373
The Walt Disney Co.	103,500	3,584,205
		16,220,781
Mining — 0.5%
Southern Copper Corp.(a)	12,100	1,690,370
Office Equipment/Supplies — 0.5%
Xerox Corp.(b)	94,000	1,639,360
Oil & Gas — 8.9%
Chevron Corp.	78,410	7,175,299
ConocoPhillips	51,439	4,370,257
Exxon Mobil Corp.	171,600	15,785,484
Holly Corp.	800	50,240
Marathon Oil Corp.	14,300	845,559
Occidental Petroleum Corp.	22,900	1,581,245
Tesoro Corp.(a)	3,000	181,590
Valero Energy Corp.	32,900	2,317,147
		32,306,821
Oil & Gas Services — 1.3%
Dresser-Rand Group, Inc.(b)	2,500	96,750
Global Industries Ltd.(b)	3,700	91,094
Schlumberger Ltd.	48,500	4,683,645
		4,871,489
Packaging & Containers — 0.1%
Owens-Illinois, Inc.(b)	3,700	164,354
Packaging Corp. of America	1,800	57,312
		221,666
Pharmaceuticals — 2.7%
AmerisourceBergen Corp.	1,900	89,509
Endo Pharmaceuticals Holdings, Inc.(b)	2,200	64,460

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Express Scripts, Inc.(b)	27,000	$1,703,700
Forest Laboratories, Inc.(b)	30,400	1,187,728
King Pharmaceuticals, Inc.(b)	10,900	115,540
Medco Health Solutions, Inc.(b)	22,100	2,085,798
NBTY, Inc.(b)	1,300	46,280
Pfizer, Inc.	132,400	3,258,364
Sepracor, Inc.(b)	3,500	96,390
Wyeth	25,500	1,240,065
		9,887,834
Real Estate Investment Trusts (REITS) — 0.1%
General Growth Properties, Inc. REIT	4,800	260,928
Retail — 2.6%
Abercrombie & Fitch Co. Cl. A	1,000	79,200
AutoNation, Inc.(b)	3,000	53,070
AutoZone, Inc.(a) (b)	1,200	149,292
Big Lots, Inc.(a) (b)	4,200	100,716
Chico's FAS, Inc.(b)	3,700	48,618
Chipotle Mexican Grill, Inc. Cl. B(b)	1,381	170,305
Costco Wholesale Corp.	9,400	632,244
CVS Caremark Corp.	9,200	384,284
Dollar Tree Stores, Inc.(b)	3,200	122,560
Family Dollar Stores, Inc.(a)	5,000	126,750
The Gap, Inc.	16,900	319,410
The Home Depot, Inc.(a)	94,600	2,980,846
Macy's, Inc.	49,200	1,575,876
McDonald's Corp.	1,700	101,490
Men's Wearhouse, Inc.(a)	1,200	50,712
RadioShack Corp.(a)	5,900	121,658
Sears Holdings Corp.(a) (b)	11,200	1,509,648
The TJX Cos., Inc.	21,500	621,995
Yum! Brands, Inc.	7,400	297,998
		9,446,672
Savings & Loans — 0.4%
Washington Mutual, Inc.(a)	46,500	1,296,420
Semiconductors — 3.5%
Analog Devices, Inc.	23,200	776,272
Applied Materials, Inc.	91,800	1,782,756
Atmel Corp.(b)	10,100	49,389
Broadcom Corp. Cl. A(b)	9,700	315,735
Integrated Device Technology, Inc.(b)	4,600	61,778
Intel Corp.	167,000	4,492,300
Intersil Corp. Cl. A	2,000	60,680
KLA-Tencor Corp.	1,900	100,035
Lam Research Corp.(b)	1,500	75,300
Linear Technology Corp.	4,500	148,590
National Semiconductor Corp.	5,900	148,326
Novellus Systems, Inc.(b)	4,800	136,368

	Number of Shares	Market Value
Nvidia Corp.(b)	51,900	$1,836,222
ON Semiconductor Corp.(b)	4,400	44,880
Teradyne, Inc.(b)	8,900	109,826
Texas Instruments, Inc.	70,700	2,304,820
Varian Semiconductor Equipment Associates, Inc.(b)	1,300	59,826
Xilinx, Inc.	6,000	146,400
		12,649,503
Software — 6.4%
Activision, Inc.(b)	4,100	96,965
Adobe Systems, Inc.(b)	35,000	1,676,500
Ansys, Inc.(b)	1,500	58,215
Autodesk, Inc.(b)	3,600	176,040
Automatic Data Processing, Inc.	41,500	2,056,740
BEA Systems, Inc.(b)	10,600	179,140
BMC Software, Inc.(b)	4,700	159,048
CA, Inc.	19,000	502,550
Citrix Systems, Inc.(b)	2,100	90,279
Cognos, Inc.(b)	1,300	65,429
Compuware Corp.(b)	8,700	87,000
Fidelity National Information Services, Inc.	2,000	92,240
Intuit, Inc.(b)	5,800	186,586
MasterCard, Inc. Cl. A(a)	4,500	852,975
Microsoft Corp.	384,600	14,157,126
Novell, Inc.(b)	10,900	82,404
Oracle Corp.(b)	116,700	2,587,239
Red Hat, Inc.(b)	6,300	136,017
Salesforce.com, Inc.(a) (b)	1,400	78,918
		23,321,411
Telecommunications — 9.0%
Alltel Corp.	20,200	1,437,230
AT&T, Inc.	125,352	5,238,460
CenturyTel, Inc.	3,100	136,555
Cisco Systems, Inc.(b)	285,500	9,438,630
CommScope, Inc.(a) (b)	1,100	51,887
Embarq Corp.	2,800	148,176
Foundry Networks, Inc.(b)	5,500	116,270
Juniper Networks, Inc.(b)	55,000	1,980,000
Motorola, Inc.	113,800	2,138,302
Qualcomm, Inc.	149,300	6,379,589
Qwest Communications International, Inc.(a) (b)	199,000	1,428,820
Sprint Nextel Corp.	101,327	1,732,692
Telephone and Data Systems, Inc.(a)	1,300	90,740
Tellabs, Inc.(b)	6,700	59,027
Verizon Communications, Inc.	48,000	2,211,360
Windstream Corp.	3,900	52,455
		32,640,193

	Number of Shares	Market Value
Textiles — 0.0%
Mohawk Industries, Inc.(a) (b)	800	$68,272
Transportation — 0.0%
Overseas Shipholding Group, Inc.	700	52,080
TOTAL EQUITIES (Cost $328,670,000)		362,928,745
RIGHTS — 0.0%
Electric
Progress Energy, Inc.(b)	19,900	6,567
TOTAL RIGHTS (Cost $2,686)		6,567
WARRANTS — 0.0%
Savings & Loans
Dime Bancorp, Inc., Expires 12/26/2050, Strike 0.00	14,200	2,565
TOTAL WARRANTS (Cost $2,698)		2,565
TOTAL LONG TERM INVESTMENTS (Cost $328,675,384)		362,937,877
	Principal Amount
SHORT-TERM INVESTMENTS — 5.0%
Cash Equivalents — 4.8%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$125,691	125,691
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	314,227	314,227
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	251,381	251,381
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	377,072	377,072
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	157,113	157,113
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	377,072	377,072
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	251,381	251,381

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	$157,113	$157,113
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	157,113	157,113
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	188,536	188,536
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	157,113	157,113
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	754,144	754,144
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	314,227	314,227
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	314,227	314,227
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	188,536	188,536
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	628,453	628,453
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	628,453	628,453
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	125,691	125,691
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	408,495	408,495
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	157,113	157,113
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	188,536	188,536
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	471,340	471,340
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	628,453	628,453
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	471,340	471,340

	Principal Amount	Market Value
Freddie Mac Agency 4.533% 11/05/2007	$39,494	$39,494
Freddie Mac Agency Discount Note 4.527% 11/13/2007	122,332	122,332
General Electric Capital Corp. 4.822% 11/14/2007	625,604	625,604
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	314,227	314,227
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	471,340	471,340
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	314,227	314,227
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	628,453	628,453
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	628,453	628,453
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	471,340	471,340
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	282,804	282,804
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	157,112	157,112
Reserve Primary Money Market Fund(c)	285,671	285,671
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	188,536	188,536
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	942,680	942,680
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	157,113	157,113
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	314,227	314,227
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	628,453	628,453
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	251,380	251,380
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	125,691	125,691

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	$251,381	$251,381
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	981,804	981,804
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	157,112	157,112
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	471,340	471,340
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	157,113	157,113
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	314,227	314,227
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	314,227	314,227
		17,389,161
Repurchase Agreements — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	929,824	929,824
TOTAL SHORT-TERM INVESTMENTS (Cost $18,318,985)		18,318,985
TOTAL INVESTMENTS — 104.6% (Cost $346,994,369)(f)		381,256,862
Other Assets/ (Liabilities) — (4.6%)		(16,937,822)
NET ASSETS — 100.0%		$364,319,040

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Marturity value of $929,902. Collateralized by a U.S. Government Agency obligation with a rate of 5.173%, maturity date of 05/25/2036, and an aggregate market value, including accrued interest, of $951,530.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Aerospace & Defense — 5.3%
Boeing Co.	250,500	$24,696,795
General Dynamics Corp.	165,400	15,044,784
Lockheed Martin Corp.	38,100	4,192,524
United Technologies Corp.	262,300	20,089,557
		64,023,660
Apparel — 1.3%
Polo Ralph Lauren Corp.	235,000	16,168,000
Banks — 0.8%
Northern Trust Corp.	129,900	9,769,779
Beverages — 0.4%
Fomento Economico Mexicano SAB MXN	1,345,800	4,759,005
Biotechnology — 1.5%
Celgene Corp.(a)	164,400	10,850,400
Genentech, Inc.(a)	105,160	7,795,511
		18,645,911
Chemicals — 4.1%
Monsanto Co.	320,600	31,300,178
Praxair, Inc.	221,840	18,962,883
		50,263,061
Commercial Services — 1.9%
The Corporate Executive Board Co.(b)	133,500	9,511,875
Fastenal Co.(b)	215,000	9,563,200
Robert Half International, Inc.	139,600	4,200,564
		23,275,639
Computers — 10.8%
Affiliated Computer Services, Inc. Cl. A(a)	302,100	15,304,386
Apple, Inc.(a)	177,300	33,678,135
Cognizant Technology Solutions Corp. Cl. A(a)	274,000	11,360,040
EMC Corp.(a)	893,030	22,674,032
Hewlett-Packard Co.	205,800	10,635,744
Network Appliance, Inc.(a) (b)	317,900	10,010,671
Research In Motion Ltd.(a)	220,900	27,504,259
		131,167,267
Diversified Financial — 8.4%
The Charles Schwab Corp.	383,900	8,921,836
CME Group, Inc.	34,500	22,985,625

	Number of Shares	Market Value
E*TRADE Financial Corp.(a)	416,000	$4,634,240
Fortress Investment Group LLC Cl. A(b)	511,100	11,269,755
Franklin Resources, Inc.	75,600	9,803,808
The Goldman Sachs Group, Inc.	105,940	26,264,645
UBS AG Registered CHF	330,265	17,694,209
		101,574,118
Electronics — 1.2%
Thermo Fisher Scientific, Inc.(a)	256,200	15,067,122
Engineering & Construction — 1.3%
ABB Ltd. CHF	517,923	15,632,490
Foods — 3.6%
Cadbury Schweppes PLC GBP	1,327,540	17,551,911
Nestle SA CHF	37,672	17,383,371
Sysco Corp.	242,000	8,298,180
		43,233,462
Health Care – Products — 1.7%
Bard (C.R.), Inc.(b)	59,600	4,983,156
Henry Schein, Inc.(a) (b)	133,800	8,014,620
St. Jude Medical, Inc.(a)	197,200	8,031,956
		21,029,732
Health Care – Services — 1.8%
Covance, Inc.(a)	100,200	8,266,500
WellPoint, Inc.(a)	171,500	13,587,945
		21,854,445
Household Products — 1.1%
Reckitt Benckiser Group PLC GBP	228,510	13,232,765
Insurance — 1.7%
Ambac Financial Group, Inc.(b)	108,300	3,988,689
Prudential Financial, Inc.	166,220	16,076,798
		20,065,487
Internet — 6.3%
Alibaba.Com, Ltd. HKD(e)	24,000	41,806
eBay, Inc.(a)	579,900	20,934,390
F5 Networks, Inc.(a)	156,300	5,631,489
Google, Inc. Cl. A(a)	70,800	50,055,600
		76,663,285
Iron & Steel — 0.6%
Allegheny Technologies, Inc.(b)	69,700	7,121,249

	Number of Shares	Market Value
Lodging — 2.0%
Las Vegas Sands Corp.(a)	180,100	$23,901,071
Machinery – Construction & Mining — 0.5%
Joy Global, Inc.	106,400	6,177,584
Media — 2.8%
Cablevision Systems Corp. Cl. A(a)	162,500	4,766,125
Comcast Corp. Special, Cl. A(a)	575,345	12,007,450
Liberty Global, Inc. Cl. A(a)	188,900	7,414,325
XM Satellite Radio Holdings, Inc. Cl. A(a)	720,200	9,564,256
		33,752,156
Metal Fabricate & Hardware — 0.7%
Precision Castparts Corp.	60,000	8,988,600
Oil & Gas — 3.7%
Occidental Petroleum Corp.	250,200	17,276,310
Range Resources Corp.	294,380	13,226,493
XTO Energy, Inc.	209,400	13,899,972
		44,402,775
Oil & Gas Services — 3.6%
Schlumberger Ltd.	273,600	26,421,552
Smith International, Inc.	255,400	16,869,170
		43,290,722
Pharmaceuticals — 6.8%
Abbott Laboratories	184,900	10,099,238
Allergan, Inc.	109,300	7,386,494
Gilead Sciences, Inc.(a)	277,300	12,808,487
Medco Health Solutions, Inc.(a)	149,400	14,100,372
Merck & Co., Inc.	201,300	11,727,738
Roche Holding AG CHF	100,394	17,131,260
Shire PLC GBP	355,850	8,872,893
		82,126,482
Real Estate — 0.8%
CB Richard Ellis Group, Inc. Cl. A(a) (b)	407,300	9,929,974
Retail — 5.0%
Abercrombie & Fitch Co. Cl. A	103,000	8,157,600
Costco Wholesale Corp.	306,100	20,588,286
J.C. Penney Co., Inc.	245,480	13,805,795
Target Corp.	175,200	10,750,272
Tiffany & Co.	134,200	7,270,956
		60,572,909

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Semiconductors — 2.4%
ASML Holding NV(a) (b)	283,532	$9,900,937
Broadcom Corp. Cl. A(a) (b)	351,280	11,434,164
Microchip Technology, Inc.	237,400	7,874,558
		29,209,659
Software — 4.1%
Adobe Systems, Inc.(a)	333,460	15,972,734
Autodesk, Inc.(a)	270,900	13,247,010
Microsoft Corp.	344,490	12,680,677
Salesforce.com, Inc.(a) (b)	143,800	8,106,006
		50,006,427
Telecommunications — 11.5%
Amdocs Ltd.(a)	320,200	11,014,880
America Movil SAB de CV Sponsored ADR (Mexico)	195,300	12,770,667
American Tower Corp. Cl. A(a)	284,200	12,555,956
Cisco Systems, Inc.(a)	1,214,390	40,147,733
Corning, Inc.	852,900	20,699,883
Crown Castle International Corp.(a) (b)	333,300	13,688,631
NII Holdings, Inc. Cl. B(a)	228,700	13,264,600
Qualcomm, Inc.	360,500	15,404,165
		139,546,515
TOTAL EQUITIES (Cost $912,321,702)		1,185,451,351
	Principal Amount
SHORT-TERM INVESTMENTS — 9.5%
Cash Equivalents — 7.0%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$611,920	611,920
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	1,529,800	1,529,800
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	1,223,840	1,223,840
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	1,835,760	1,835,760
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	764,900	764,900
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	1,835,760	1,835,760

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	$1,223,840	$1,223,840
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	764,900	764,900
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	764,900	764,900
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	917,880	917,880
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	764,900	764,900
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	3,671,519	3,671,519
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	1,529,800	1,529,800
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	1,529,800	1,529,800
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	917,880	917,880
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	3,059,599	3,059,599
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	3,059,599	3,059,599
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	611,920	611,920
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	1,988,740	1,988,740
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	764,900	764,900
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	917,880	917,880
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	2,294,700	2,294,700
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	3,059,599	3,059,599
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	2,294,700	2,294,700

	Principal Amount	Market Value
Freddie Mac Agency Discount Note 4.527% 11/13/2007	$595,566	$595,566
Freddie Mac Agency Discount Note 4.533% 11/05/2007	192,276	192,276
General Electric Capital Corp. 4.822% 11/14/2007	3,045,729	3,045,729
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,529,800	1,529,800
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	2,294,700	2,294,700
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	1,529,800	1,529,800
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	3,059,599	3,059,599
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	3,059,599	3,059,599
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	2,294,700	2,294,700
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	1,376,820	1,376,820
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	764,900	764,900
Reserve Primary Money Market Fund(c)	1,390,777	1,390,777
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	917,880	917,880
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	4,589,396	4,589,396
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	764,900	764,900
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	1,529,800	1,529,800
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	3,059,599	3,059,599
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	1,223,840	1,223,840

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	$611,920	$611,920
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	1,223,840	1,223,840
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	4,779,874	4,779,874
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	764,900	764,900
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	2,294,700	2,294,700
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	764,900	764,900
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	1,529,800	1,529,800
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	1,529,800	1,529,800
		84,658,451
Repurchase Agreements — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(f)	30,965,687	30,965,687
TOTAL SHORT-TERM INVESTMENTS (Cost $115,624,138)		115,624,138
TOTAL INVESTMENTS — 107.2% (Cost $1,027,945,840)(g)		1,301,075,489
Other Assets/ (Liabilities) — (7.2%)		(87,558,952)
NET ASSETS — 100.0%		$1,213,516,537

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

GBP - British Pound

HKD - Hong Kong Dollar

MXN - Mexican Peso

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  This security is valued in good faith under procedures established by the Board of Trustees.

(f)  Maturity value of $30,968,276. Collateralized by a U.S. Government Agency obligation with a rate of 5.173%, maturity date of 5/25/2036, and an aggregate market value, including accrued interest, of $31,586,661.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Aerospace & Defense — 5.3%
Boeing Co.	17,853	$1,760,127
General Dynamics Corp.	12,056	1,096,614
Lockheed Martin Corp.	2,700	297,108
United Technologies Corp.	19,100	1,462,869
		4,616,718
Apparel — 1.4%
Polo Ralph Lauren Corp.	17,011	1,170,357
Banks — 0.8%
Northern Trust Corp.	9,300	699,453
Beverages — 0.4%
Fomento Econonico Mexicano SAB MXN	96,600	341,596
Biotechnology — 1.5%
Celgene Corp.(a) (b)	11,729	774,114
Genentech, Inc.(a)	7,474	554,048
		1,328,162
Chemicals — 4.2%
Monsanto Co.	23,464	2,290,790
Praxair, Inc.	15,900	1,359,132
		3,649,922
Commercial Services — 1.9%
The Corporate Executive Board Co.(b)	9,600	684,000
Fastenal Co.(b)	15,552	691,753
Robert Half International, Inc.	10,100	303,909
		1,679,662
Computers — 10.9%
Affiliated Computer Services, Inc. Cl. A(a)	21,691	1,098,866
Apple, Inc.(a)	12,762	2,424,142
Cognizant Technology Solutions Corp. Cl. A(a)	19,366	802,914
EMC Corp.(a)	64,074	1,626,839
Hewlett-Packard Co.	14,600	754,528
Network Appliance, Inc.(a)	22,599	711,643
Research In Motion Ltd.(a)	16,000	1,992,160
		9,411,092
Diversified Financial — 8.5%
The Charles Schwab Corp.	28,000	650,720
CME Group, Inc.	2,499	1,664,959
E*TRADE Financial Corp.(a) (b)	29,600	329,744

	Number of Shares	Market Value
Fortress Investment Group LLC Cl. A(b)	37,400	$824,670
Franklin Resources, Inc.	5,423	703,255
The Goldman Sachs Group, Inc.	7,770	1,926,338
UBS AG Registered CHF	23,530	1,260,638
		7,360,324
Electronics — 1.2%
Thermo Fisher Scientific, Inc.(a)	18,200	1,070,342
Engineering & Construction — 1.3%
ABB Ltd. CHF	37,527	1,132,679
Foods — 3.6%
Cadbury Schweppes PLC GBP	96,900	1,281,152
Nestle SA CHF	2,724	1,256,963
Sysco Corp.	17,292	592,943
		3,131,058
Health Care – Products — 1.7%
Bard (C.R.), Inc.	4,235	354,088
Henry Schein, Inc.(a)	9,532	570,967
St. Jude Medical, Inc.(a)	14,224	579,344
		1,504,399
Health Care – Services — 1.8%
Covance, Inc.(a)	7,100	585,750
WellPoint, Inc.(a)	12,400	982,452
		1,568,202
Household Products — 1.1%
Reckitt Benckiser Group PLC	16,650	964,183
Insurance — 1.7%
Ambac Financial Group, Inc.(b)	7,700	283,591
Prudential Financial, Inc.	12,112	1,171,473
		1,455,064
Internet — 6.3%
Alibaba.Com Ltd. HKD	2,000	3,484
eBay, Inc.(a)	41,353	1,492,843
F5 Networks, Inc.(a)	11,296	406,995
Google, Inc. Cl. A(a) (b)	5,000	3,535,000
		5,438,322
Iron & Steel — 0.6%
Allegheny Technologies, Inc.(b)	4,999	510,748
Lodging — 2.0%
Las Vegas Sands Corp.(a)	13,186	1,749,914

	Number of Shares	Market Value
Machinery – Construction & Mining — 0.5%
Joy Global, Inc.	7,575	$439,804
Media — 2.8%
Cablevision Systems Corp. Cl. A(a)	11,600	340,228
Comcast Corp. Special, Cl. A(a)	41,027	856,233
Liberty Global, Inc. Cl. A(a)	13,500	529,875
XM Satellite Radio Holdings, Inc. Cl. A(a)	51,185	679,737
		2,406,073
Metal Fabricate & Hardware — 0.7%
Precision Castparts Corp.	4,200	629,202
Oil & Gas — 3.7%
Occidental Petroleum Corp.	18,133	1,252,084
Range Resources Corp.	21,500	965,995
XTO Energy, Inc.	15,198	1,008,843
		3,226,922
Oil & Gas Services — 3.6%
Schlumberger Ltd.	19,636	1,896,249
Smith International, Inc.	18,400	1,215,320
		3,111,569
Pharmaceuticals — 6.8%
Abbott Laboratories	13,200	720,984
Allergan, Inc.	7,732	522,529
Gilead Sciences, Inc.(a)	20,324	938,766
Medco Health Solutions, Inc.(a)	10,869	1,025,816
Merck & Co., Inc.	14,500	844,770
Roche Holding AG CHF	7,138	1,218,030
Shire PLC GBP	25,510	636,076
		5,906,971
Real Estate — 0.8%
CB Richard Ellis Group, Inc. Cl. A(a)	28,946	705,703
Retail — 5.1%
Abercrombie & Fitch Co. Cl. A(b)	7,500	594,000
Costco Wholesale Corp.	22,230	1,495,190
J.C. Penney Co., Inc.	17,724	996,798
Target Corp.	12,685	778,352
Tiffany & Co.	9,720	526,630
		4,390,970
Semiconductors — 2.5%
ASML Holding NV(a) (b)	20,158	703,917
Broadcom Corp. Cl. A(a)	25,668	835,493
Microchip Technology, Inc.	17,300	573,841
		2,113,251

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Software — 4.2%
Adobe Systems, Inc.(a)	24,156	$1,157,072
Autodesk, Inc.(a)	19,447	950,958
Microsoft Corp.	24,384	897,575
Salesforce.com, Inc.(a) (b)	10,460	589,630
		3,595,235
Telecommunications — 11.6%
Amdocs Ltd.(a)	23,116	795,190
America Movil SAB de CV Sponsored ADR (Mexico)	13,870	906,959
American Tower Corp. Cl. A(a) (b)	19,936	880,772
Cisco Systems, Inc.(a)	89,074	2,944,786
Corning, Inc.	60,463	1,467,437
Crown Castle International Corp.(a)	24,339	999,603
NII Holdings, Inc. Cl. B(a)	16,296	945,168
Qualcomm, Inc.	25,900	1,106,707
		10,046,622
TOTAL EQUITIES (Cost $72,039,254)		85,354,519
	Principal Amount
SHORT-TERM INVESTMENTS — 13.5%
Cash Equivalents — 11.8%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$74,066	74,066
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	185,182	185,182
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	148,145	148,145
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	222,218	222,218
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	92,591	92,591
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	222,218	222,218
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	148,145	148,145
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	92,591	92,591

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	$92,591	$92,591
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	111,109	111,109
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	92,591	92,591
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	444,436	444,436
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	185,182	185,182
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	185,182	185,182
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	111,109	111,109
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	370,363	370,363
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	370,363	370,363
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	74,073	74,073
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	240,736	240,736
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	92,591	92,591
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	111,109	111,109
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	277,772	277,772
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	370,363	370,363
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	277,772	277,772
Freddie Mac Agency 4.533% 11/05/2007	23,275	23,275
Freddie Mac Agency Discount Note 4.527% 11/13/2007	72,093	72,093

	Principal Amount	Market Value
General Electric Capital Corp. 4.822% 11/14/2007	$368,684	$368,684
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	185,182	185,182
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	277,772	277,772
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	185,182	185,182
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	370,363	370,363
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	370,363	370,363
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	277,772	277,772
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	166,663	166,663
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	92,591	92,591
Reserve Primary Money Market Fund(c)	168,353	168,353
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	111,109	111,109
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	555,545	555,545
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	92,591	92,591
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	185,182	185,182
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	370,363	370,363
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	148,145	148,145
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	74,073	74,073
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	148,145	148,145

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	$578,602	$578,602
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	92,591	92,591
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	277,772	277,772
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	92,591	92,591
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	185,182	185,182
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	185,182	185,182
		10,247,864
Repurchase Agreements — 1.7%
State Street Bank & Trust Co. Repurchase, Agreement dated 10/31/2007, 3.01%, due 11/01/2007(e)	1,463,583	1,463,583
TOTAL SHORT-TERM INVESTMENTS (Cost $11,711,447)		11,711,447
TOTAL INVESTMENTS — 112.0% (Cost $83,750,701)(f)		97,065,966
Other Assets/ (Liabilities) — (12.0%)		(10,384,132)
NET ASSETS — 100.0%		$86,681,834

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

GBP - British Pound

HKD - Hong Kong Dollar

MXN - Mexican Peso

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,463,705. Collateralized by a U.S. Government Agency obligation with a rate of 4.173%, maturity date of 5/01/2035, and an aggregate market value, including accrued interest, of $1,494,146.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Advertising — 0.5%
Getty Images, Inc.(a)	410	$11,582
Harte-Hanks, Inc.	1,010	17,806
Interpublic Group of Companies, Inc.(a)	7,910	81,868
Omnicom Group, Inc.	28,060	1,430,499
		1,541,755
Aerospace & Defense — 3.7%
Alliant Techsystems, Inc.(a) (b)	500	55,195
Boeing Co.	40,180	3,961,346
DRS Technologies, Inc.	100	5,744
General Dynamics Corp.	3,400	309,264
Goodrich Corp.	4,900	341,334
L-3 Communications Holdings, Inc.(b)	4,300	471,452
Lockheed Martin Corp.	25,100	2,762,004
Northrop Grumman Corp.	6,610	552,728
Raytheon Co.	17,780	1,130,986
Rockwell Collins, Inc.	5,200	389,012
United Technologies Corp.	31,620	2,421,776
		12,400,841
Agriculture — 1.8%
Altria Group, Inc.	72,590	5,293,989
Loews Corp. - Carolina Group	4,500	386,010
UST, Inc.	6,130	326,852
		6,006,851
Airlines — 0.4%
AMR Corp.(a)	820	19,680
Continental Airlines, Inc. Cl. B(a)	5,930	203,695
Copa Holdings SA Cl. A	5,900	223,079
Delta Air Lines, Inc.(a)	15,800	328,640
Northwest Airlines Corp.(a)	11,500	213,325
Southwest Airlines Co.	230	3,268
UAL Corp.(a) (b)	10,000	479,000
		1,470,687
Apparel — 0.8%
Coach, Inc.(a)	12,630	461,753
Guess?, Inc.	1,600	82,224
Hanesbrands, Inc.(a)	1,900	58,976
Nike, Inc. Cl. B	27,280	1,807,573
Phillips-Van Heusen Corp.	3,200	152,960
Polo Ralph Lauren Corp.	2,180	149,984
		2,713,470

	Number of Shares	Market Value
Auto Manufacturers — 0.1%
Oshkosh Truck Corp.	2,340	$126,828
Paccar, Inc.	3,800	211,128
		337,956
Automotive & Parts — 0.3%
Autoliv, Inc.	1,400	88,452
BorgWarner, Inc.	1,000	105,710
The Goodyear Tire & Rubber Co.(a)	1,420	42,813
Johnson Controls, Inc.	15,350	671,102
		908,077
Banks — 0.5%
Bank of Hawaii Corp.	460	24,454
Northern Trust Corp.	7,200	541,512
State Street Corp.(b)	12,177	971,359
Synovus Financial Corp.	2,850	75,126
Wachovia Corp.	2,326	106,368
		1,718,819
Beverages — 2.8%
Anheuser-Busch Cos., Inc.	17,370	890,734
The Coca-Cola Co.	58,360	3,604,314
The Pepsi Bottling Group, Inc.	7,280	313,622
PepsiCo, Inc.	65,210	4,807,281
		9,615,951
Biotechnology — 0.7%
Amgen, Inc.(a)	18,400	1,069,224
Biogen Idec, Inc.(a)	5,540	412,398
Genzyme Corp.(a)	6,000	455,820
Invitrogen Corp.(a)	4,230	384,380
PDL BioPharma, Inc.(a)	3,900	82,680
		2,404,502
Building Materials — 0.3%
American Standard Cos., Inc.	1,520	56,650
Eagle Materials, Inc.(b)	1,220	48,202
Lennox International, Inc.	16,300	581,910
Martin Marietta Materials, Inc.(b)	1,200	155,220
Masco Corp.	2,960	71,277
		913,259
Chemicals — 1.9%
Air Products & Chemicals, Inc.	3,300	322,905
Airgas, Inc.	1,300	65,611
Albemarle Corp.	4,300	205,368

	Number of Shares	Market Value
Cabot Corp.	10,850	$379,858
Celanese Corp. Cl. A	8,460	354,982
Du Pont (E.I.) de Nemours & Co.	6,610	327,261
Ecolab, Inc.	1,900	89,623
Hercules, Inc.	2,100	39,501
International Flavors & Fragrances, Inc.	4,910	256,351
The Lubrizol Corp.	6,100	414,068
Monsanto Co.	18,490	1,805,179
The Mosaic Co.(a) (b)	3,400	237,320
Praxair, Inc.	10,770	920,620
Rohm & Haas Co.	1,310	67,963
RPM, Inc.	2,100	45,003
The Sherwin- Williams Co.(b)	12,490	798,361
Sigma-Aldrich Corp.	1,220	63,037
		6,393,011
Coal — 0.1%
CONSOL Energy, Inc.	200	11,300
Massey Energy Co.	3,000	95,040
Peabody Energy Corp.	1,600	89,200
		195,540
Commercial Services — 2.0%
Accenture Ltd. Cl. A	49,400	1,929,070
Alliance Data Systems Corp.(a)	2,450	196,980
Apollo Group, Inc. Cl. A(a)	7,600	602,376
Avis Budget Group, Inc.(a)	1,100	22,957
Career Education Corp.(a)	1,640	58,614
The Corporate Executive Board Co.	700	49,875
Corrections Corp. of America(a)	1,940	54,883
Equifax, Inc.	8,860	341,110
Hertz Global Holdings, Inc.(a)	4,400	95,392
Hewitt Associates, Inc. Cl. A(a)	15,300	539,784
ITT Educational Services, Inc.(a)	3,170	403,192
Manpower, Inc.	4,050	302,697
McKesson Corp.	14,160	935,976
Monster Worldwide, Inc.(a)	2,050	83,189
Moody's Corp.(b)	6,710	293,361
Quanta Services, Inc.(a) (b)	2,600	85,800
Robert Half International, Inc.	2,600	78,234

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Weight Watchers International, Inc.	2,300	$117,852
Western Union	25,500	562,020
		6,753,362
Computers — 9.5%
Affiliated Computer Services, Inc. Cl. A(a)	2,700	136,782
Apple, Inc.(a)	45,230	8,591,438
Brocade Communications Systems, Inc.(a)	12,300	116,973
Cadence Design Systems, Inc.(a)	5,290	103,684
Ceridian Corp.(a)	5,360	192,638
Dell, Inc.(a)	80,910	2,475,846
DST Systems, Inc.(a)	5,670	480,306
Electronic Data Systems Corp.	15,440	333,350
EMC Corp.(a)	131,160	3,330,152
FactSet Research Systems, Inc.	1,480	104,370
Hewlett-Packard Co.	142,970	7,388,690
International Business Machines Corp.	62,320	7,236,598
Lexmark International, Inc. Cl. A(a)	2,230	93,638
NCR Corp.(a)	4,790	132,156
Network Appliance, Inc.(a)	10,890	342,926
SanDisk Corp.(a) (b)	3,500	155,400
Seagate Technology	10,800	300,672
Sun Microsystems, Inc.(a) (b)	16,170	92,331
Synopsys, Inc.(a)	9,490	268,187
Teradata Corp.(a)	4,790	136,659
Western Digital Corp.(a)	6,060	157,075
		32,169,871
Cosmetics & Personal Care — 1.5%
Alberto-Culver Co.	19,540	507,845
Colgate-Palmolive Co.	16,900	1,288,963
The Estee Lauder Cos., Inc. Cl. A	2,700	118,530
The Procter & Gamble Co.	47,227	3,283,221
		5,198,559
Distribution & Wholesale — 0.1%
W.W. Grainger, Inc.	4,040	363,277
Diversified Financial — 3.3%
Affiliated Managers Group, Inc.(a) (b)	560	73,668
American Express Co.	40,420	2,463,599
AmeriCredit Corp.(a) (b)	2,180	30,760
BlackRock, Inc.	700	144,865
The Charles Schwab Corp.	14,170	329,311

	Number of Shares	Market Value
CME Group, Inc.	1,275	$849,469
E*TRADE Financial Corp.(a) (b)	2,580	28,741
Eaton Vance Corp.	1,760	88,053
Federated Investors, Inc. Cl. B	2,300	98,900
The First Marblehead Corp.	1,100	42,713
Franklin Resources, Inc.	5,180	671,742
Freddie Mac	9,670	505,064
The Goldman Sachs Group, Inc.	16,550	4,103,076
IntercontinentalExchange, Inc.(a)	500	89,100
Janus Capital Group, Inc.(b)	3,500	120,785
Lazard Ltd. Cl. A	1,500	75,300
Legg Mason, Inc.	2,000	165,880
Merrill Lynch & Co., Inc.	8,030	530,141
Morgan Stanley	2,160	145,282
Nuveen Investments, Inc. Cl. A	100	6,480
NYSE Euronext(b)	1,300	122,031
T. Rowe Price Group, Inc.	3,100	199,144
TD Ameritrade Holding Corp.(a)	9,400	179,916
		11,064,020
Electric — 1.2%
CenterPoint Energy, Inc.(b)	23,500	393,860
Constellation Energy Group, Inc.	7,650	724,455
DPL, Inc.	2,050	59,532
Exelon Corp.	13,500	1,117,530
Mirant Corp.(a)	10,600	449,016
NRG Energy, Inc.(a) (b)	8,400	383,544
PPL Corp.	20,700	1,070,190
Sierra Pacific Resources	2,200	37,114
		4,235,241
Electrical Components & Equipment — 0.6%
Ametek, Inc.	6,500	305,500
Emerson Electric Co.	21,640	1,131,123
Energizer Holdings, Inc.(a)	2,000	208,600
Hubbell, Inc. Cl. B	4,500	247,500
		1,892,723
Electrical Equipment & Electronics — 0.0%
Wesco International, Inc.(a) (b)	2,430	113,359
Electronics — 1.2%
Agilent Technologies, Inc.(a)	12,990	478,681
Amphenol Corp. Cl. A	1,860	82,342
Applera Corp. - Applied Biosystems Group	1,160	43,082

	Number of Shares	Market Value
Arrow Electronics, Inc.(a)	4,300	$171,914
Avnet, Inc.(a)	12,650	527,758
Dolby Laboratories, Inc. Cl. A(a)	8,330	345,362
Garmin Ltd.(b)	3,700	397,380
Gentex Corp.	4,500	93,510
Jabil Circuit, Inc.	1,380	29,987
Mettler-Toledo International, Inc.(a)	2,540	270,129
PerkinElmer, Inc.(b)	6,760	186,035
Tektronix, Inc.	600	22,710
Thermo Fisher Scientific, Inc.(a)	6,700	394,027
Thomas & Betts Corp.(a) (b)	6,080	340,541
Trimble Navigation Ltd.(a)	5,660	236,022
Vishay Intertechnology, Inc.(a)	6,080	76,547
Waters Corp.(a)	3,420	263,272
		3,959,299
Energy – Alternate Sources — 0.0%
Covanta Holding Corp.(a)	10	271
First Solar, Inc.(a) (b)	500	79,405
		79,676
Engineering & Construction — 1.0%
Fluor Corp.	5,100	805,800
Foster Wheeler Ltd.(a)	2,100	311,325
Jacobs Engineering Group, Inc.(a)	4,060	353,829
McDermott International, Inc.(a)	19,800	1,208,988
The Shaw Group, Inc.(a)	3,300	246,180
URS Corp.(a)	10,300	636,643
		3,562,765
Entertainment — 0.3%
DreamWorks Animation SKG, Inc. Cl. A(a)	3,800	123,728
International Game Technology	3,800	165,718
Penn National Gaming, Inc.(a)	2,400	148,200
Regal Entertainment Group Cl. A(b)	24,250	547,322
		984,968
Environmental Controls — 0.6%
Allied Waste Industries, Inc.(a) (b)	50,760	641,606
Nalco Holding Co.	5,000	124,300
Republic Services, Inc.	10,380	354,892
Stericycle, Inc.(a)	2,300	134,159
Waste Management, Inc.	20,400	742,356
		1,997,313

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Foods — 1.0%
General Mills, Inc.	2,250	$129,892
Heinz (H. J.) Co.	7,480	349,914
The Hershey Co.	3,800	163,818
Kellogg Co.	5,300	279,787
The Kroger Co.	36,340	1,068,033
Sara Lee Corp.	12,130	200,630
Sysco Corp.	22,500	771,525
Wrigley (Wm.) Jr. Co.	7,000	431,690
		3,395,289
Forest Products & Paper — 0.0%
Domtar Corp.(a)	3,700	31,746
Hand & Machine Tools — 0.2%
The Black & Decker Corp.	2,520	226,573
Kennametal, Inc.	3,100	282,751
Lincoln Electric Holdings, Inc.	700	50,575
The Stanley Works	2,430	139,846
		699,745
Health Care – Products — 4.2%
Advanced Medical Optics, Inc.(a) (b)	4,050	111,172
Bard (C.R.), Inc.	3,520	294,307
Baxter International, Inc.	46,170	2,770,662
Beckman Coulter, Inc.	1,640	116,145
Becton, Dickinson & Co.	10,560	881,338
Dade Behring Holdings, Inc.	6,200	476,966
Dentsply International, Inc.	11,510	477,435
Edwards Lifesciences Corp.(a)	2,050	102,951
Gen-Probe, Inc.(a)	1,000	70,020
Henry Schein, Inc.(a)	3,700	221,630
IDEXX Laboratories, Inc.(a)	400	48,712
Intuitive Surgical, Inc.(a)	1,400	457,618
Johnson & Johnson	60,750	3,959,077
Kinetic Concepts, Inc.(a) (b)	6,500	390,650
Medtronic, Inc.	46,390	2,200,742
Patterson Cos., Inc.(a)	4,200	164,262
St. Jude Medical, Inc.(a)	12,900	525,417
Stryker Corp.	3,700	262,700
Techne Corp.(a)	900	58,716
Zimmer Holdings, Inc.(a)	8,930	620,546
		14,211,066
Health Care – Services — 2.4%
Aetna, Inc.	26,370	1,481,203
Covance, Inc.(a)	500	41,250
Coventry Health Care, Inc.(a) (b)	7,665	462,276
DaVita, Inc.(a)	2,900	189,051

	Number of Shares	Market Value
Health Net, Inc.(a)	6,260	$335,599
Humana, Inc.(a)	4,440	332,778
Laboratory Corp. of America Holdings(a)	3,200	220,000
Lincare Holdings, Inc.(a) (b)	11,940	415,154
Manor Care, Inc.(b)	1,900	126,502
Pediatrix Medical Group, Inc.(a)	1,320	86,460
Quest Diagnostics, Inc.	4,240	225,483
Sierra Health Services, Inc.(a)	1,030	43,569
UnitedHealth Group, Inc.	64,460	3,168,209
WellCare Health Plans, Inc.(a) (b)	10,070	243,593
WellPoint, Inc.(a)	7,429	588,600
		7,959,727
Home Builders — 0.2%
Centex Corp.	570	14,284
NVR, Inc.(a) (b)	1,200	570,900
Pulte Homes, Inc.(b)	1,800	26,712
Thor Industries, Inc.	4,400	211,200
		823,096
Home Furnishing — 0.1%
Harman International Industries, Inc.	60	5,052
Whirlpool Corp.(b)	4,300	340,474
		345,526
Household Products — 0.3%
Avery Dennison Corp.	1,500	86,850
Church & Dwight Co., Inc.(b)	2,340	110,705
The Clorox Co.	6,100	381,677
Kimberly-Clark Corp.	8,090	573,500
		1,152,732
Housewares — 0.2%
Newell Rubbermaid, Inc.(b)	10,910	318,136
The Toro Co.	4,290	238,781
		556,917
Insurance — 2.1%
ACE Ltd.	9,300	563,673
AFLAC, Inc.	16,360	1,027,081
American International Group, Inc.	13,950	880,524
W.R. Berkley Corp.	3,080	92,677
Brown & Brown, Inc.	2,500	62,975
Cigna Corp.	20,300	1,065,547
CNA Financial Corp.	1,300	51,519
Erie Indemnity Co. Cl. A	5,500	312,950
Gallagher (Arthur J.) & Co.	920	24,481

	Number of Shares	Market Value
The Hanover Insurance Group, Inc.	1,350	$62,194
HCC Insurance Holdings, Inc.	5,110	152,738
PartnerRe Ltd.	3,600	299,700
Philadelphia Consolidated Holding Corp.(a)	4,520	184,416
Principal Financial Group, Inc.	5,370	363,388
Prudential Financial, Inc.	8,740	845,333
Transatlantic Holdings, Inc.	6,080	453,142
XL Capital Ltd. Cl. A	7,400	532,430
		6,974,768
Internet — 3.5%
Akamai Technologies, Inc.(a) (b)	140	5,487
Amazon.com, Inc.(a) (b)	26,190	2,334,838
Checkfree Corp.(a) (b)	1,400	66,542
eBay, Inc.(a)	90,560	3,269,216
F5 Networks, Inc.(a)	4,200	151,326
Google, Inc. Cl. A(a)	5,880	4,157,160
Hlth Corp.(a)	9,500	134,045
IAC/InterActiveCorp(a)	2,480	73,061
McAfee, Inc.(a)	14,380	594,613
NutriSystem, Inc.(a) (b)	1,800	54,180
Symantec Corp.(a)	8,130	152,681
VeriSign, Inc.(a) (b)	12,810	436,693
Yahoo!, Inc.(a)	16,600	516,260
		11,946,102
Iron & Steel — 0.3%
AK Steel Holding Corp.(a)	8,900	446,157
Allegheny Technologies, Inc.(b)	1,170	119,539
Carpenter Technology Corp.	470	68,108
Cleveland-Cliffs, Inc.	2,100	200,865
Nucor Corp.	4,000	248,080
Steel Dynamics, Inc.	1,000	53,220
		1,135,969
Leisure Time — 0.0%
Carnival Corp.	2,000	95,960
Lodging — 0.2%
Choice Hotels International, Inc.	580	22,469
Las Vegas Sands Corp.(a)	2,070	274,710
Starwood Hotels & Resorts Worldwide, Inc.	3,760	213,794
Wyndham Worldwide Corp.	700	22,981
Wynn Resorts Ltd.	1,700	274,431
		808,385

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	38,800	$2,894,868
Joy Global, Inc.	2,930	170,116
Terex Corp.(a)	2,880	213,754
		3,278,738
Machinery – Diversified — 0.8%
AGCO Corp.(a)	8,940	533,539
Cummins, Inc.	5,300	635,788
Deere & Co.	700	108,430
Flowserve Corp.	500	39,480
IDEX Corp.	1,500	53,130
The Manitowoc Co., Inc.	7,660	377,332
Rockwell Automation, Inc.	11,160	768,701
Zebra Technologies Corp. Cl. A(a)	1,200	46,908
		2,563,308
Manufacturing — 2.5%
3M Co.	22,230	1,919,783
Cooper Industries Ltd. Cl. A	4,100	214,799
Danaher Corp.	11,620	995,485
Dover Corp.	2,200	101,200
Eaton Corp.	1,300	120,354
Harsco Corp.	100	6,062
Honeywell International, Inc.	45,940	2,775,235
Illinois Tool Works, Inc.	18,170	1,040,414
Ingersoll-Rand Co. Ltd. Cl. A	500	25,175
ITT Corp.	1,690	113,095
Pall Corp.	6,050	242,423
Roper Industries, Inc.(b)	2,700	191,187
Textron, Inc.	9,800	678,258
Trinity Industries, Inc.	920	33,249
		8,456,719
Media — 3.2%
Cablevision Systems Corp. Cl. A(a)	2,300	67,459
Central European Media Enterprises Ltd.(a)	300	34,425
Clear Channel Communications, Inc.	22,400	846,048
CTC Media, Inc.(a)	900	22,581
The DIRECTV Group, Inc.(a)	22,420	593,682
Discovery Holding Co. Cl. A(a)	4,800	136,848
Dow Jones & Co., Inc.	6,000	358,860
EchoStar Communications Corp. Cl. A(a)	6,700	328,032
John Wiley & Sons, Inc. Cl. A	12,510	550,190

	Number of Shares	Market Value
Liberty Global, Inc. Cl. A(a)	6,080	$238,640
The McGraw-Hill Companies, Inc.	24,420	1,221,977
Meredith Corp.(b)	8,680	540,330
News Corp., Inc. Cl. A	31,200	676,104
Sirius Satellite Radio, Inc.(a) (b)	45,990	154,526
Time Warner Cable, Inc. Cl. A(a)	2,600	74,334
Time Warner, Inc.	25,010	456,683
Viacom, Inc. Cl. B(a)	47,600	1,965,404
The Walt Disney Co.	74,080	2,565,390
XM Satellite Radio Holdings, Inc. Cl. A(a)	100	1,328
		10,832,841
Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	4,400	659,164
Mining — 1.0%
Freeport-McMoran Copper & Gold, Inc.	22,260	2,619,557
Southern Copper Corp.	4,900	684,530
Vulcan Materials Co.(b)	920	78,669
		3,382,756
Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	1,700	68,068
Office Furnishings — 0.2%
HNI Corp.(b)	12,700	550,672
Steelcase, Inc. Cl. A	9,930	177,449
		728,121
Oil & Gas — 4.0%
Cabot Oil & Gas Corp.	300	11,907
Chesapeake Energy Corp.	300	11,844
Continental Resources, Inc.(a)	8,800	206,888
Denbury Resources, Inc.(a)	1,400	79,240
Diamond Offshore Drilling, Inc.	800	90,584
ENSCO International, Inc.(b)	5,950	330,165
Exxon Mobil Corp.	64,180	5,903,918
Frontier Oil Corp.	5,170	236,734
GlobalSantaFe Corp.	10,100	818,403
Holly Corp.	6,940	435,832
Nabors Industries Ltd.(a)	900	25,272
Noble Corp.	11,500	608,925
Noble Energy, Inc.	2,100	160,734
Pride International, Inc.(a)	4,030	148,707
Range Resources Corp.	100	4,493
Southwestern Energy Co.(a)	6,400	331,072
Sunoco, Inc.	3,750	276,000
Tesoro Corp.(b)	10,100	611,353

	Number of Shares	Market Value
Transocean, Inc.(a)	11,100	$1,325,007
Valero Energy Corp.	22,100	1,556,503
Western Refining, Inc.	5,600	205,408
XTO Energy, Inc.	200	13,276
		13,392,265
Oil & Gas Services — 2.9%
BJ Services Co.	120	3,023
Cameron International Corp.(a)	4,600	447,856
Dresser-Rand Group, Inc.(a)	6,400	247,680
FMC Technologies, Inc.(a)	4,500	272,835
Global Industries Ltd.(a)	22,500	553,950
Grant Prideco, Inc.(a)	1,410	69,316
Halliburton Co.(b)	23,190	914,150
Helix Energy Solutions Group, Inc.(a)	800	37,000
National Oilwell Varco, Inc.(a)	27,640	2,024,354
Oceaneering International, Inc.(a)	1,900	146,813
Schlumberger Ltd.	46,700	4,509,819
Smith International, Inc.	2,300	151,915
Superior Energy Services, Inc.(a)	2,800	103,824
Tidewater, Inc.(b)	5,710	312,166
		9,794,701
Packaging & Containers — 0.4%
Ball Corp.	7,900	391,682
Crown Holdings, Inc.(a)	2,780	68,944
Owens-Illinois, Inc.(a)	6,400	284,288
Packaging Corp. of America	10,100	321,584
Pactiv Corp.(a)	11,520	316,454
		1,382,952
Pharmaceuticals — 6.3%
Abbott Laboratories	63,650	3,476,563
Allergan, Inc.	6,900	466,302
AmerisourceBergen Corp.	2,940	138,503
Bristol-Myers Squibb Co.	99,400	2,981,006
Cephalon, Inc.(a) (b)	2,250	165,915
Eli Lilly & Co.(b)	30,630	1,658,614
Endo Pharmaceuticals Holdings, Inc.(a)	4,590	134,487
Express Scripts, Inc.(a)	15,980	1,008,338
Forest Laboratories, Inc.(a)	21,200	828,284
Herbalife Ltd.	3,600	158,724
Hospira, Inc.(a)	3,500	144,655
Medco Health Solutions, Inc.(a)	19,180	1,810,208
Merck & Co., Inc.	82,750	4,821,015
NBTY, Inc.(a)	16,100	573,160

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Omnicare, Inc.	1,050	$30,975
Schering-Plough Corp.	28,300	863,716
Sepracor, Inc.(a) (b)	9,800	269,892
VCA Antech, Inc.(a)	1,300	59,865
Warner Chilcott Ltd. Cl. A(a) (b)	7,500	138,975
Watson Pharmaceutical, Inc.(a)	2,000	61,120
Wyeth	28,190	1,370,880
		21,161,197
Pipelines — 0.3%
Equitable Resources, Inc.	2,000	112,640
Questar Corp.	3,980	227,178
The Williams Cos., Inc.	15,150	552,823
		892,641
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Cl. A(a)	5,330	129,945
Jones Lang Lasalle, Inc.	1,880	179,220
The St. Joe Co.(b)	1,000	33,860
		343,025
Real Estate Investment Trusts (REITS) — 0.6%
Apartment Investment & Management Co. Cl. A	1,400	65,422
CapitalSource, Inc.(b)	4,960	90,371
Duke Realty Corp. REIT	3,900	125,385
General Growth Properties, Inc. REIT	2,100	114,156
Health Care REIT, Inc.(b)	1,800	79,722
ProLogis	11,800	846,532
Rayonier, Inc. REIT	200	9,658
Taubman Centers, Inc. REIT	1,800	105,966
Ventas, Inc.	7,030	301,517
Weingarten Realty Investors REIT	3,600	137,736
		1,876,465
Retail — 5.6%
Abercrombie & Fitch Co. Cl. A	4,570	361,944
Advance Auto Parts, Inc.	80	2,730
American Eagle Outfitters, Inc.	165	3,924
AutoZone, Inc.(a) (b)	5,190	645,688
Barnes & Noble, Inc.	12,500	483,000
Best Buy Co., Inc.(b)	24,980	1,212,030
Big Lots, Inc.(a) (b)	10,800	258,984
Brinker International, Inc.	2,620	66,522
Burger King Holdings, Inc.	1,950	51,558
Circuit City Stores, Inc.(b)	2,700	21,411
Coldwater Creek, Inc.(a) (b)	300	2,685

	Number of Shares	Market Value
Copart, Inc.(a)	1,300	$49,894
Costco Wholesale Corp.	16,600	1,116,516
CVS Caremark Corp.	35,296	1,474,314
Darden Restaurants, Inc.(b)	4,370	187,910
Dick's Sporting Goods, Inc.(a)	2,400	80,088
Dollar Tree Stores, Inc.(a)	13,290	509,007
Family Dollar Stores, Inc.(b)	18,910	479,368
Gamestop Corp. Cl. A(a)	12,000	710,640
The Home Depot, Inc.(b)	17,860	562,769
Kohl's Corp.(a)	10	550
Lowe's Companies, Inc.	30,000	806,700
McDonald's Corp.	17,500	1,044,750
MSC Industrial Direct Co. Cl. A	500	24,355
Nordstrom, Inc.	240	9,466
Petsmart, Inc.	3,700	110,815
RadioShack Corp.(b)	38,900	802,118
Ross Stores, Inc.	7,190	194,274
Staples, Inc.	11,670	272,378
Tiffany & Co.	7,100	384,678
Tim Hortons, Inc.	6,560	248,624
The TJX Cos., Inc.	54,760	1,584,207
Wal-Mart Stores, Inc.	80,220	3,626,746
Wendy's International, Inc.	7,910	274,952
Williams-Sonoma, Inc.	1,500	47,160
Yum! Brands, Inc.	31,720	1,277,364
		18,990,119
Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	6,300	98,658
Semiconductors — 4.8%
Advanced Micro Devices, Inc.(a) (b)	740	9,679
Altera Corp.	10	196
Analog Devices, Inc.	9,650	322,889
Applied Materials, Inc.	113,720	2,208,442
Broadcom Corp. Cl. A(a)	5,930	193,021
Cypress Semiconductor Corp.(a)	3,330	121,711
Integrated Device Technology, Inc.(a)	6,300	84,609
Intel Corp.	222,970	5,997,893
Intersil Corp. Cl. A	15,800	479,372
KLA-Tencor Corp.(b)	5,740	302,211
Lam Research Corp.(a)	6,540	328,308
Linear Technology Corp.(b)	9,000	297,180
LSI Corp.(a) (b)	365	2,409
Marvell Technology Group Ltd.(a)	800	14,424

	Number of Shares	Market Value
Maxim Integrated Products, Inc.	9,450	$256,095
MEMC Electronic Materials, Inc.(a)	10,930	800,295
Microchip Technology, Inc.	60	1,990
Micron Technology, Inc.(a) (b)	150	1,576
National Semiconductor Corp.	21,230	533,722
Novellus Systems, Inc.(a)	5,390	153,130
Nvidia Corp.(a)	46,965	1,661,622
QLogic Corp.(a)	3,210	49,851
Silicon Laboratories, Inc.(a)	1,600	69,920
Teradyne, Inc.(a)	8,240	101,682
Texas Instruments, Inc.	47,070	1,534,482
Varian Semiconductor Equipment Associates, Inc.(a)	5,000	230,100
Xilinx, Inc.	13,450	328,180
		16,084,989
Software — 8.0%
Activision, Inc.(a)	16,050	379,582
Acxiom Corp.	690	9,067
Adobe Systems, Inc.(a)	32,440	1,553,876
Autodesk, Inc.(a)	19,390	948,171
Automatic Data Processing, Inc.	19,620	972,367
BEA Systems, Inc.(a)	14,040	237,276
BMC Software, Inc.(a)	17,920	606,413
Broadridge Financial Solutions, Inc.	10,700	214,000
CA, Inc.	19,750	522,388
Cerner Corp.(a)	900	53,604
Citrix Systems, Inc.(a)	6,270	269,547
Compuware Corp.(a)	8,200	82,000
Dun & Bradstreet Corp.	5,290	512,337
Electronic Arts, Inc.(a)	170	10,390
Fair Isaac Corp.(b)	910	34,507
Fidelity National Information Services, Inc.	4,830	222,760
Fiserv, Inc.(a)	5,800	321,320
Global Payments, Inc.	1,400	66,584
IMS Health, Inc.	4,690	118,235
Intuit, Inc.(a)	7,110	228,729
MasterCard, Inc. Cl. A(b)	3,030	574,337
Microsoft Corp.	356,760	13,132,336
NAVTEQ Corp.(a)	5,970	460,884
Novell, Inc.(a)	61,000	461,160
Oracle Corp.(a)	194,350	4,308,740
Paychex, Inc.	3,600	150,408
Red Hat, Inc.(a)	3,670	79,235
Salesforce.com, Inc.(a) (b)	2,810	158,400
SEI Investments Co.	1,100	34,782

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Total System Services, Inc.(b)	3,880	$116,245
VeriFone Holdings, Inc.(a)	1,000	49,430
		26,889,110
Telecommunications — 5.1%
American Tower Corp. Cl. A(a)	16,415	725,215
Ciena Corp.(a) (b)	3,300	157,938
Cisco Systems, Inc.(a)	294,060	9,721,624
Citizens Communications Co.	3,110	40,928
CommScope, Inc.(a) (b)	6,800	320,756
Corning, Inc.	33,240	806,735
Harris Corp.	6,200	375,472
Juniper Networks, Inc.(a)	31,620	1,138,320
Level 3 Communications, Inc.(a) (b)	20	61
NeuStar, Inc. Cl. A(a) (b)	7,100	242,820
Qualcomm, Inc.	56,000	2,392,880
SBA Communications Corp. Cl. A(a)	4,510	160,556
Telephone and Data Systems, Inc.(b)	3,180	221,964
US Cellular Corp.(a)	6,800	640,220
Windstream Corp.	13,300	178,885
		17,124,374
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	9,300	277,605
Mattel, Inc.	9,000	188,010
		465,615
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	8,310	724,217
C.H. Robinson Worldwide, Inc.	6,600	329,472
Con-way, Inc.	9,800	417,578
CSX Corp.	4,260	190,720
Frontline Ltd.(b)	1,600	72,640
J.B. Hunt Transport Services, Inc.	2,670	74,012
Kansas City Southern(a) (b)	800	30,952
Kirby Corp.(a)	1,300	59,384
Landstar System, Inc.	4,500	189,405
Norfolk Southern Corp.	11,460	591,909
Union Pacific Corp.	9,260	1,185,650
United Parcel Service, Inc. Cl. B	19,500	1,464,450
		5,330,389
Trucking & Leasing — 0.1%
GATX Corp.	11,440	468,697

	Number of Shares	Market Value
TOTAL EQUITIES (Cost $306,032,316)		$333,397,092
MUTUAL FUND — 0.6%
Investment Companies
iShares Russell 1000 Growth Index Fund	32,000	2,038,400
TOTAL MUTUAL FUND (Cost $2,002,944)		2,038,400
TOTAL LONG TERM INVESTMENTS (Cost $308,035,260)		335,435,492
	Principal Amount
SHORT-TERM INVESTMENTS — 8.9%
Cash Equivalents — 7.7%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$189,603	189,603
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	474,007	474,007
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	379,206	379,206
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	568,809	568,809
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	237,004	237,004
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	568,809	568,809
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	379,206	379,206
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	237,004	237,004
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	237,004	237,004
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	284,404	284,404
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	237,004	237,004

	Principal Amount	Market Value
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	$1,137,617	$1,137,617
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	474,007	474,007
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	474,007	474,007
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	284,404	284,404
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	948,015	948,015
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	948,015	948,015
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	189,603	189,603
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	616,209	616,209
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	237,004	237,004
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	284,404	284,404
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	711,011	711,011
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	948,015	948,015
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	711,011	711,011
Freddie Mac Agency 4.533% 11/05/2007	59,577	59,577
Freddie Mac Agency Discount Note 4.527% 11/13/2007	184,536	184,536
General Electric Capital Corp. 4.822% 11/14/2007	943,717	943,717
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	474,007	474,007
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	711,011	711,011

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	$474,007	$474,007
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	948,015	948,015
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	948,015	948,015
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	711,011	711,011
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	426,607	426,607
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	237,004	237,004
Reserve Primary Money Market Fund(c)	430,931	430,931
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	284,404	284,404
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,422,020	1,422,020
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	237,004	237,004
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	474,007	474,007
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	948,015	948,015
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	379,206	379,206
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	189,603	189,603
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	379,206	379,206
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,481,038	1,481,038
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	237,004	237,004
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	711,011	711,011

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	$237,004	$237,004
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	474,007	474,007
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	474,007	474,007
		26,231,356
Repurchase Agreements — 1.2%
State Street Bank & Trust Co. Repurchase, Agreement dated 10/31/2007, 3.01%, due 11/01/2007(e)	3,980,172	3,980,172
TOTAL SHORT-TERM INVESTMENTS (Cost $30,211,528)		30,211,528
TOTAL INVESTMENTS — 108.2% (Cost $338,246,788)(f)		365,647,020
Other Assets/ (Liabilities) — (8.2%)		(27,852,878)
NET ASSETS — 100.0%		$337,794,142

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,980,505. Collateralized by a U.S Government Agency obligation with a rate of 5.441%, maturity date of 1/15/2036, and an aggregate market value, including accrued interest, of $4,059,882.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 94.6%
COMMON STOCK — 94.6%
Aerospace & Defense — 3.9%
Alliant Techsystems, Inc.(a) (b)	5,543	$611,892
Goodrich Corp.(b)	12,489	869,984
Spirit AeroSystems Holdings, Inc. Cl. A(a)	22,149	769,013
		2,250,889
Auto Manufacturers — 1.0%
Navistar International Corp.(a)	9,292	585,396
Automotive & Parts — 1.6%
The Goodyear Tire & Rubber Co.(a)	30,253	912,128
Banks — 2.9%
The Colonial BancGroup, Inc.	28,428	545,249
East West Bancorp, Inc.	18,049	608,973
Sterling Financial Corp.	21,867	492,007
		1,646,229
Building Materials — 1.7%
Martin Marietta Materials, Inc.(b)	3,054	395,035
Texas Industries, Inc.	7,657	559,420
		954,455
Chemicals — 3.2%
Albemarle Corp.	11,262	537,873
FMC Corp.	9,330	536,475
The Lubrizol Corp.	10,972	744,779
		1,819,127
Coal — 0.8%
Peabody Energy Corp.	8,318	463,728
Computers — 1.4%
Affiliated Computer Services, Inc. Cl. A(a)	12,960	656,554
Seagate Technology	5,427	151,088
		807,642
Diversified Financial — 5.3%
Affiliated Managers Group, Inc.(a) (b)	5,542	729,050
E*TRADE Financial Corp.(a) (b)	72,380	806,313
Investment Technology Group, Inc.(a)	14,244	596,824

	Number of Shares	Market Value
National Financial Partners Corp.	16,326	$892,542
		3,024,729
Electric — 6.9%
AES Corp.(a)	32,832	702,933
Cleco Corp.	29,122	767,365
CMS Energy Corp.(b)	55,403	940,189
Dynegy, Inc. Cl. A(a)	55,402	510,252
Mirant Corp.(a)	9,574	405,555
NRG Energy, Inc.(a) (b)	13,126	599,333
		3,925,627
Electrical Components & Equipment — 1.3%
Ametek, Inc.	15,303	719,241
Electronics — 3.1%
Agilent Technologies, Inc.(a)	18,073	665,990
Amphenol Corp. Cl. A	14,217	629,387
Thermo Fisher Scientific, Inc.(a)	8,053	473,597
		1,768,974
Engineering & Construction — 1.0%
Foster Wheeler Ltd.(a)	2,027	300,503
KBR, Inc.(a)	6,519	279,535
		580,038
Entertainment — 3.0%
Cinemark Holdings, Inc.	16,602	285,720
Penn National Gaming, Inc.(a)	7,501	463,187
Pinnacle Entertainment, Inc.(a)	21,868	638,546
Scientific Games Corp. Cl. A(a)	8,603	310,998
		1,698,451
Foods — 1.8%
Chiquita Brands International, Inc.(a) (b)	24,755	464,156
ConAgra Foods, Inc.	24,060	570,944
		1,035,100
Gas — 1.3%
Southern Union Co.	22,697	714,955
Health Care – Services — 3.5%
Community Health Systems, Inc.(a)	16,408	540,315
DaVita, Inc.(a)	10,930	712,527

	Number of Shares	Market Value
Health Net, Inc.(a)	13,664	$732,527
		1,985,369
Household Products — 0.8%
Jarden Corp.(a)	13,125	466,200
Insurance — 4.8%
ACE Ltd.	6,013	364,448
Everest Re Group Ltd.	8,780	935,421
Fidelity National Financial, Inc.	18,156	279,421
Platinum Underwriters Holdings Ltd.	3,242	116,712
Protective Life Corp.	16,270	697,495
Validus Holdings, Ltd.(a)	13,148	340,533
		2,734,030
Internet — 1.4%
McAfee, Inc.(a)	19,691	814,223
Iron & Steel — 1.7%
Carpenter Technology Corp.	6,831	989,880
Leisure Time — 0.6%
Brunswick Corp.	14,436	322,067
Lodging — 1.0%
Gaylord Entertainment Co.(a)	10,939	595,957
Machinery – Construction & Mining — 1.7%
Joy Global, Inc.	16,388	951,487
Manufacturing — 0.9%
Cooper Industries Ltd. Cl. A	9,950	521,281
Media — 2.2%
Cablevision Systems Corp. Cl. A(a)	5,369	157,473
Liberty Global, Inc. Cl. A(a)	14,504	569,282
Liberty Global, Inc. Cl. C(a) (b)	15,109	554,198
		1,280,953
Metal Fabricate & Hardware — 1.2%
Kaydon Corp.(b)	13,128	706,155
Oil & Gas — 4.0%
Continental Resources, Inc.(a)	18,987	446,384
CVR Energy, Inc.(a)	10,930	249,204
Delta Petroleum Corp.(a) (b)	22,147	414,149
Murphy Oil Corp.	7,469	549,942

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Range Resources Corp.	13,858	$622,640
		2,282,319
Oil & Gas Services — 2.3%
Exterran Holdings, Inc.(a)	6,830	575,086
National Oilwell Varco, Inc.(a)	4,554	333,535
Weatherford International Ltd.(a)	6,558	425,680
		1,334,301
Pharmaceuticals — 3.9%
Herbalife Ltd.	15,849	698,782
Hospira, Inc.(a)	17,430	720,382
Medco Health Solutions, Inc.(a)	6,667	629,231
Vanda Pharmaceuticals, Inc.(a) (b)	12,360	185,400
		2,233,795
Real Estate — 0.4%
Dupont Fabros Technology REIT(a)	8,260	177,425
Meruelo Maddux Properties, Inc.(a)	10,270	49,399
		226,824
Real Estate Investment Trusts (REITS) — 1.3%
American Financial Realty Trust	25,700	173,218
BioMed Realty Trust, Inc. REIT	12,196	291,362
General Growth Properties, Inc. REIT	5,470	297,349
		761,929
Retail — 5.6%
Advance Auto Parts, Inc.	17,493	596,861
Costco Wholesale Corp.	4,374	294,195
Longs Drug Stores Corp.	5,822	305,713
OfficeMax, Inc.(b)	18,045	571,124
Panera Bread Co. Cl. A(a) (b)	10,930	448,021
The Pantry, Inc.(a) (b)	19,788	554,460
Urban Outfitters, Inc.(a) (b)	16,408	414,630
		3,185,004
Savings & Loans — 1.4%
NewAlliance Bancshares, Inc.(b)	55,387	774,864
Semiconductors — 4.9%
ASML Holding NV(a) (b)	16,404	572,828
FormFactor, Inc.(a)	11,108	434,434
Lam Research Corp.(a)	11,540	579,308

	Number of Shares	Market Value
Maxim Integrated Products, Inc.	21,990	$595,929
Varian Semiconductor Equipment Associates, Inc.(a)	13,529	622,605
		2,805,104
Software — 3.2%
Activision, Inc.(a)	10,895	257,667
Electronic Arts, Inc.(a) (b)	10,888	665,475
THQ, Inc.(a) (b)	32,528	881,184
		1,804,326
Telecommunications — 3.1%
Amdocs Ltd.(a)	16,618	571,659
Crown Castle International Corp.(a)	16,622	682,666
NII Holdings, Inc. Cl. B(a)	8,700	504,600
		1,758,925
Toys, Games & Hobbies — 1.2%
Mattel, Inc.	32,800	685,192
Transportation — 3.0%
Atlas Air Worldwide Holdings, Inc.(a)	5,900	345,681
Capital Product Partners, LP(b)	11,060	297,625
Eagle Bulk Shipping, Inc.(b)	17,640	601,348
J.B. Hunt Transport Services, Inc.	11,101	307,720
Navios Maritime Holdings, Inc.	9,436	170,509
		1,722,883
Trucking & Leasing — 0.3%
The Greenbrier Cos., Inc.(b)	6,230	166,403
TOTAL EQUITIES (Cost $51,091,933)		54,016,180
	Principal Amount
SHORT-TERM INVESTMENTS — 23.3%
Cash Equivalents — 18.1%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$74,538	74,538
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	186,346	186,346

	Principal Amount	Market Value
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	$149,077	$149,077
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	223,619	223,619
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	93,173	93,173
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	223,615	223,615
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	149,077	149,077
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	93,173	93,173
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	93,173	93,173
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	111,808	111,808
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	93,173	93,173
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	447,231	447,231
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	186,346	186,346
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	186,346	186,346
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	111,808	111,808
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	372,692	372,692
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	372,692	372,692
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	74,538	74,538
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	242,250	242,250

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	$93,173	$93,173
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	111,808	111,808
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	279,519	279,519
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	372,692	372,692
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	279,519	279,519
Freddie Mac Agency 4.533% 11/05/2007	23,421	23,421
Freddie Mac Agency Discount Note 4.527% 11/13/2007	72,546	72,546
General Electric Capital Corp. 4.822% 11/14/2007	371,003	371,003
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	186,346	186,346
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	279,519	279,519
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	186,346	186,346
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	372,692	372,692
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	372,692	372,692
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	279,519	279,519
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	167,711	167,711
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	93,173	93,173
Reserve Primary Money Market Fund(c)	169,412	169,412

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	$111,808	$111,808
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	559,038	559,038
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	93,173	93,173
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	186,346	186,346
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	372,692	372,692
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	149,077	149,077
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	74,538	74,538
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	149,077	149,077
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	582,240	582,240
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	93,173	93,173
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	279,519	279,519
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	93,173	93,173
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	186,346	186,346
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	186,346	186,346
		10,312,312

	Principal Amount	Market Value
Repurchase Agreements — 5.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	$2,969,900	$2,969,900
TOTAL SHORT-TERM INVESTMENTS (Cost $13,282,212)		13,282,212
TOTAL INVESTMENTS — 117.9% (Cost $64,374,145)(f)		67,298,392
Other Assets/ (Liabilities) — (17.9%)		(10,229,503)
NET ASSETS — 100.0%		$57,068,889

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,970,148. Collateralized by a U.S. Government Agency obligation with a rate of 4.749%, maturity date of 09/01/2035, and an aggregate market value, including accrued interest, of $3,030,675.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Aerospace & Defense — 5.8%
Ducommun, Inc.(a)	71,641	$2,846,297
Kaman Corp.	84,703	3,194,150
		6,040,447
Apparel — 2.8%
Hanesbrands, Inc.(a)	46,073	1,430,106
Maidenform Brands, Inc.(a)	102,730	1,525,540
		2,955,646
Banks — 8.8%
The Bancorp, Inc.(a)	70,744	1,269,855
Center Financial Corp.	61,709	789,258
Community Bancorp/NV(a)	50,382	1,021,243
PrivateBancorp, Inc.(b)	44,564	1,254,922
Smithtown Bancorp, Inc.(b)	66,447	1,471,801
Sterling Financial Corp.	52,214	1,174,815
UCBH Holdings, Inc.	75,879	1,295,255
Virginia Commerce Bancorp(a) (b)	63,387	905,800
		9,182,949
Beverages — 0.7%
Cott Corp.(a) (b)	103,799	744,239
Building Materials — 0.8%
US Concrete, Inc.(a) (b)	168,150	834,024
Chemicals — 1.5%
PolyOne Corp.(a)	200,691	1,603,521
Commercial Services — 6.0%
Deluxe Corp.	52,655	2,124,103
FTI Consulting, Inc.(a) (b)	37,212	2,020,612
Gevity HR, Inc.	70,941	707,991
TNS, Inc.	83,845	1,354,097
		6,206,803
Diversified Financial — 6.0%
Asta Funding, Inc.(b)	46,807	1,663,521
Investment Technology Group, Inc.(a)	27,353	1,146,091
National Financial Partners Corp.	7,197	393,460
Penson Worldwide, Inc.(a) (b)	81,182	1,374,411

	Number of Shares	Market Value
Thomas Weisel Partners Group, Inc.(a) (b)	101,850	$1,620,433
		6,197,916
Electrical Components & Equipment — 1.2%
C&D Technologies, Inc.(a) (b)	261,141	1,258,700
Electronics — 4.8%
Benchmark Electronics, Inc.(a) (b)	52,152	1,069,637
LaBarge, Inc.(a)	161,233	2,216,954
Nu Horizons Electronics Corp.(a)	166,035	1,188,811
Watts Water Technologies, Inc. Cl. A(b)	17,199	488,968
		4,964,370
Energy – Alternate Sources — 0.4%
Headwaters, Inc.(a) (b)	32,218	462,328
Entertainment — 3.0%
Century Casinos, Inc.(a) (b)	195,161	1,395,401
Steinway Musical Instruments, Inc.	58,691	1,757,795
		3,153,196
Foods — 3.4%
Nash Finch Co.(b)	54,813	2,052,747
United Natural Foods, Inc.(a) (b)	52,088	1,507,427
		3,560,174
Health Care – Services — 6.1%
Amedisys, Inc.(a) (b)	52,466	2,227,183
Res-Care, Inc.(a)	111,429	2,736,696
Skilled Healthcare Group, Inc. Cl. A(a)	86,046	1,409,433
		6,373,312
Household Products — 2.6%
ACCO Brands Corp.(a) (b)	71,626	1,535,661
Central Garden & Pet Co.(a)	48,147	399,139
Central Garden & Pet Co. Cl. A(a)	96,296	801,183
		2,735,983
Insurance — 5.6%
Argo Group International Holdings Ltd.(a)	25,355	1,080,377

	Number of Shares	Market Value
Delphi Financial Group, Inc. Cl. A	47,959	$1,858,411
Meadowbrook Insurance Group, Inc.(a)	120,013	1,155,725
ProAssurance Corp.(a) (b)	32,154	1,772,972
		5,867,485
Internet — 2.4%
1-800-Flowers.com, Inc. Cl. A(a)	204,677	2,454,077
Machinery – Diversified — 6.0%
Columbus McKinnon Corp.(a)	76,525	2,539,099
Middleby Corp.(a) (b)	33,705	2,196,555
Wabtec Corp.	40,833	1,532,462
		6,268,116
Oil & Gas — 3.8%
Berry Petroleum Co. Cl. A	44,228	2,154,788
Whiting Petroleum Corp.(a)	32,930	1,780,196
		3,934,984
Oil & Gas Services — 0.4%
Basic Energy Services, Inc.(a) (b)	20,585	407,377
Pharmaceuticals — 1.4%
Animal Health International, Inc.(a)	135,409	1,475,958
Real Estate Investment Trusts (REITS) — 2.2%
Anthracite Capital, Inc. REIT(b)	119,688	995,804
Ashford Hospitality Trust	128,617	1,265,591
		2,261,395
Restaurants — 0.8%
Benihana, Inc. Cl. A(a)	46,581	822,155
Retail — 5.8%
Duckwall-Alco Stores, Inc.(a)	50,922	1,860,181
Movado Group, Inc.	65,969	1,985,007
Rush Enterprises, Inc. Cl. A(a)	73,919	1,252,927
Talbots, Inc.(b)	64,812	953,384
		6,051,499
Semiconductors — 1.6%
GSI Group, Inc.(a)	182,300	1,713,620
Software — 5.0%
Aspen Technology, Inc.(a)	166,180	2,898,179

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Parametric Technology Corp.(a)	69,600	$1,329,360
PDF Solutions, Inc.(a)	117,843	930,960
		5,158,499
Telecommunications — 5.6%
Comtech Telecommunications(a)	45,067	2,444,885
Powerwave Technologies, Inc.(a) (b)	270,220	1,502,423
Premiere Global Services, Inc.(a)	113,739	1,874,419
		5,821,727
Textiles — 0.9%
Dixie Group, Inc.(a)	94,015	921,347
Transportation — 1.7%
American Commercial Lines, Inc.(a) (b)	32,895	490,464
Vitran Corp., Inc.(a)	91,623	1,280,890
		1,771,354
TOTAL EQUITIES (Cost $94,292,752)		101,203,201
	Principal Amount
SHORT-TERM INVESTMENTS — 30.1%
Cash Equivalents — 27.6%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$207,887	207,887
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	519,717	519,717
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	415,773	415,773
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	623,658	623,658
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	259,858	259,858
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	623,660	623,660
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	415,773	415,773

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	$259,858	$259,858
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	259,858	259,858
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	311,830	311,830
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	259,858	259,858
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	1,247,320	1,247,320
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	519,717	519,717
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	519,717	519,717
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	311,830	311,830
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	1,039,433	1,039,433
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	1,039,433	1,039,433
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	207,887	207,887
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	675,632	675,632
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	259,858	259,858
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	311,830	311,830
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	779,575	779,575
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	1,039,433	1,039,433
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	779,575	779,575
Freddie Mac Agency 4.533% 11/05/2007	65,322	65,322

	Principal Amount	Market Value
Freddie Mac Agency Discount Note 4.527% 11/13/2007	$202,331	$202,331
General Electric Capital Corp. 4.822% 11/14/2007	1,034,721	1,034,721
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	519,717	519,717
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	779,575	779,575
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	519,717	519,717
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	1,039,433	1,039,433
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	1,039,433	1,039,433
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	779,575	779,575
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	467,745	467,745
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	259,858	259,858
Reserve Primary Money Market Fund(c)	472,486	472,486
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	311,830	311,830
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,559,150	1,559,150
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	259,858	259,858
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	519,717	519,717
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	1,039,433	1,039,433
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	415,773	415,773
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	207,887	207,887

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	$415,773	$415,773
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,623,860	1,623,860
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	259,858	259,858
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	779,575	779,575
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	259,858	259,858
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	519,717	519,717
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	519,717	519,717
		28,760,889
Repurchase Agreements — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	2,562,170	2,562,170
TOTAL SHORT-TERM INVESTMENTS (Cost $31,323,059)		31,323,059
TOTAL INVESTMENTS — 127.2% (Cost $125,615,811)(f)		132,526,260
Other Assets/ (Liabilities) — (27.2%)		(28,350,548)
NET ASSETS — 100.0%		$104,175,712

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,562,384. Collateralized by U.S. Government Agency obligations with rates of 5.441%, maturity dates of 5/15/2036 and an aggregate market value, including accrued interest, of $2,615,324.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Advertising — 0.2%
Gaiam, Inc. Cl. A(a)	3,100	$72,075
Getty Images, Inc.(a)	4,400	124,300
Greenfield Online, Inc.(a)	3,300	50,358
ValueVision Media, Inc. Cl. A(a)	700	3,619
		250,352
Aerospace & Defense — 1.2%
Aerovironment, Inc.(a)	900	23,157
Curtiss-Wright Corp.	7,400	416,546
DRS Technologies, Inc.	5,400	310,176
Ducommun, Inc.(a)	1,200	47,676
EDO Corp.(b)	500	29,000
HEICO Corp.(b)	1,500	81,660
Kaman Corp.	1,200	45,252
Orbital Sciences Corp.(a)	8,800	224,664
Sequa Corp. Cl. A(a)	900	156,438
United Industrial Corp.(b)	1,100	88,902
		1,423,471
Agriculture — 0.6%
Alliance One International, Inc.(a) (b)	4,700	30,691
Loews Corp. - Carolina Group	900	77,202
Universal Corp.	5,800	282,692
UST, Inc.(b)	4,800	255,936
Vector Group Ltd.(b)	5,655	123,731
		770,252
Airlines — 1.2%
Allegiant Travel Co.(a)	1,000	36,020
AMR Corp.(a)	10,200	244,800
Continental Airlines, Inc. Cl. B(a)	6,100	209,535
Copa Holdings SA Cl. A	3,100	117,211
Delta Air Lines, Inc.(a)	2,500	52,000
Northwest Airlines Corp.(a)	10,900	202,195
Pinnacle Airlines Corp.(a) (b)	3,700	58,608
Republic Airways Holdings, Inc.(a)	5,100	108,579
SkyWest, Inc.	600	16,374
UAL Corp.(a) (b)	4,600	220,340
US Airways Group, Inc.(a) (b)	7,300	201,918
		1,467,580

	Number of Shares	Market Value
Apparel — 1.1%
Cherokee, Inc.	600	$22,860
Deckers Outdoor Corp.(a)	2,500	349,475
G-III Apparel Group, Ltd.(a)	500	8,135
The Gymboree Corp.(a)	1,800	61,254
Kellwood Co.	2,300	38,111
Maidenform Brands, Inc.(a)	100	1,485
Perry Ellis International, Inc.(a)	2,200	51,040
Polo Ralph Lauren Corp.	3,000	206,400
Steven Madden Ltd.	1,200	26,748
The Warnaco Group, Inc.(a)	7,400	301,106
Wolverine World Wide, Inc.	11,000	282,040
		1,348,654
Auto Manufacturers — 0.0%
Wabash National Corp.	1,000	10,150
Automotive & Parts — 1.4%
Accuride Corp.(a)	3,100	31,620
Aftermarket Technology Corp.(a)	2,800	96,656
American Axle & Manufacturing Holdings, Inc.	12,500	343,250
Amerigon, Inc.(a)	2,800	54,992
ArvinMeritor, Inc.	1,200	17,796
Cooper Tire & Rubber Co.	11,600	258,448
Fuel Systems Solutions, Inc.(a)	600	11,286
The Goodyear Tire & Rubber Co.(a)	8,100	244,215
Hayes Lemmerz International, Inc.(a)	2,600	12,090
Lear Corp.(a)	5,700	202,521
Standard Motor Products, Inc.	100	836
Tenneco, Inc.(a)	11,800	361,198
Titan International, Inc.	1,900	57,494
TRW Automotive Holdings Corp.(a)	1,600	47,504
		1,739,906
Banks — 0.3%
Amcore Financial, Inc.	500	11,855
Bancfirst Corp.	100	4,544
Bank of the Ozarks, Inc.	300	8,685
Cascade Bancorp(b)	900	17,316
Central Pacific Financial Corp.	400	8,972
City Holding Co.	1,000	37,810

	Number of Shares	Market Value
Columbia Banking Systems, Inc.	600	$18,642
Comerica, Inc.	1,300	60,684
Encore Bancshares, Inc.(a)	1,100	23,540
F.N.B. Corp.(b)	1,000	16,620
First Busey Corp. Cl. A	400	8,292
First Security Group Inc./Tn	300	3,003
Hanmi Financial Corp.	200	2,204
Independent Bank Corp./Rockland, MA	100	2,958
NBT Bancorp, Inc.	800	19,736
Park National Corp.(b)	300	23,778
Porter Bancorp, Inc.	300	6,591
Preferred Bank/ Los Angeles, CA	300	8,919
Sterling Financial Corp.	300	5,505
SVB Financial Group(a)	1,700	88,043
WesBanco, Inc.(b)	1,000	23,070
		400,767
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	1,400	73,150
Green Mountain Coffee Roasters, Inc.(a) (b)	2,100	78,330
Hansen Natural Corp.(a) (b)	1,100	74,800
		226,280
Biotechnology — 0.5%
Acorda Therapeutics, Inc.(a)	1,300	26,351
American Oriental Bioengineering, Inc.(a) (b)	7,000	96,390
BioMimetic Therapeutics, Inc.(a)	1,000	13,770
Bio-Rad Laboratories, Inc. Cl. A(a)	200	19,316
CryoLife, Inc.(a)	500	3,375
Halozyme Therapeutics, Inc.(a)	3,000	27,540
Illumina, Inc.(a)	300	16,845
Immunomedics, Inc.(a)	200	460
Invitrogen Corp.(a)	2,600	236,262
Regeneration Technologies, Inc.(a)	800	8,488
Regeneron Pharmaceuticals, Inc.(a)	2,000	44,000
Savient Pharmaceuticals, Inc.(a)	4,300	60,544
Seattle Genetics, Inc.(a) (b)	2,900	34,829
XOMA Ltd.(a) (b)	4,800	17,616
		605,786

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Building Materials — 1.0%
Aaon, Inc.	950	$17,348
Apogee Enterprises, Inc.	3,500	82,355
Builders FirstSource, Inc.(a)	700	5,075
Comfort Systems USA, Inc.	5,000	73,100
Drew Industries, Inc.(a)	5,000	197,900
Genlyte Group, Inc.(a)	1,800	117,180
Goodman Global, Inc.(a)	4,300	105,995
Lennox International, Inc.	5,900	210,630
LSI Industries, Inc.	2,000	37,800
Simpson Manufacturing Co., Inc.(b)	3,100	92,969
USG Corp.(a) (b)	5,600	222,600
		1,162,952
Chemicals — 3.3%
American Vanguard Corp.(b)	700	12,439
Arch Chemicals, Inc.	3,600	164,232
Ashland, Inc.	3,500	205,520
Cabot Corp.	1,700	59,517
Celanese Corp. Cl. A	5,600	234,976
CF Industries Holdings, Inc.	2,900	254,910
Eastman Chemical Co.	200	13,318
Ferro Corp.	5,800	120,176
W.R. Grace & Co.(a) (b)	11,200	331,520
H.B. Fuller Co.	9,600	282,528
Hercules, Inc.(a)	5,000	94,050
ICO, Inc.(a)	3,400	49,232
Innophos Holdings, Inc.	1,800	28,620
Innospec, Inc.(b)	2,600	55,354
Landec Corp.(a)	3,800	56,468
Lyondell Chemical Co.	4,800	227,760
Minerals Technologies, Inc.	500	35,110
NuCo2, Inc.(a)	500	12,895
Olin Corp.(b)	12,000	273,360
OM Group, Inc.(a)	5,100	270,198
Penford Corp.	300	10,581
PolyOne Corp.(a)	2,300	18,377
Rockwood Holdings, Inc.(a)	3,200	125,088
Schulman (A.), Inc.	1,900	44,859
Sensient Technologies Corp.	9,800	292,922
The Sherwin-Williams Co.(b)	1,800	115,056
Spartech Corp.	4,700	72,239
Stepan Co.	700	24,248
Terra Industries, Inc.(a) (b)	7,000	258,230
Tronox, Inc. Cl. A	1,600	13,616
UAP Holding Corp.	7,000	222,810
Valhi, Inc.	700	18,683
		3,998,892
Coal — 0.9%
Alpha Natural Resources, Inc.(a)	13,300	364,952

	Number of Shares	Market Value
Foundation Coal Holdings, Inc.	6,900	$294,768
Massey Energy Co.	13,000	411,840
		1,071,560
Commercial Services — 7.7%
ABM Industries, Inc.	7,800	183,456
Administaff, Inc.	7,800	311,064
Advance America Cash Advance Centers, Inc.	600	5,736
The Advisory Board Co.(a)	1,000	64,210
Albany Molecular Research, Inc.(a)	2,100	37,989
Alliance Data Systems Corp.(a)	900	72,360
Apollo Group, Inc. Cl. A(a)	3,900	309,114
Arbitron, Inc.(b)	700	35,434
Avis Budget Group, Inc.(a)	800	16,696
Bankrate, Inc.(a) (b)	1,700	78,115
Barrett Business Svcs Inc.	300	5,097
BearingPoint, Inc.(a)	21,600	103,464
Bowne & Co., Inc.	4,100	71,258
Capella Education Co.(a)	1,200	74,400
Career Education Corp.(a)	1,400	50,036
CBIZ, Inc.(a)	2,600	23,400
CDI Corp.	2,400	66,144
Chemed Corp.	6,200	355,384
ChoicePoint, Inc.(a)	4,300	169,076
Coinmach Service Corp. Cl. A	500	6,565
Coinstar, Inc.(a)	7,100	244,595
Consolidated Graphics, Inc.(a)	2,100	134,358
Convergys Corp.(a)	10,100	185,133
Cornell Cos., Inc.(a)	2,100	52,248
The Corporate Executive Board Co.(b)	1,900	135,375
CorVel Corp.(a)	500	13,290
CPI Corp.	300	9,963
CRA International, Inc.(a)	700	36,246
Deluxe Corp.	10,700	431,638
DeVry, Inc.	6,100	333,609
Diamond Management & Technology Consultants, Inc.	4,300	45,924
Dollar Thrifty Automotive Group, Inc.(a)	1,500	51,750
Donnelley (R.R.) & Sons Co.	1,900	76,551
DynCorp International, Inc.(a)	8,700	196,968
Emergency Medical Services Corp. Cl. A(a) (b)	5,200	157,924
Exlservice Holdings Inc.(a)	100	2,700
Exponent, Inc.(a)	2,500	75,525

	Number of Shares	Market Value
First Consulting Group, Inc.(a)	100	$1,269
Forrester Research, Inc.(a)	500	11,860
FTI Consulting, Inc.(a)	100	5,430
Gartner Group, Inc.(a)	5,600	122,640
Healthspring, Inc.(a)	14,400	302,400
Heartland Payment Systems, Inc.(b)	6,600	198,000
Heidrick & Struggles International, Inc.(a)	4,500	194,490
Hewitt Associates, Inc. Cl. A(a)	4,900	172,872
Hudson Highland Group, Inc.(a)	4,000	45,920
ICF International, Inc.(a)	1,600	49,680
Integrated Electrical Services, Inc.(a)	1,800	41,958
ITT Educational Services, Inc.(a)	1,700	216,223
Kendle International, Inc.(a)	1,800	72,594
Korn/Ferry International(a)	10,900	208,844
Labor Ready, Inc.(a)	16,300	286,554
Landauer, Inc.	900	44,343
Manpower, Inc.	600	44,844
Maximus, Inc.	3,600	172,512
Midas, Inc.(a)	700	11,179
Monro Muffler, Inc.	900	20,502
MPS Group, Inc.(a)	13,200	161,172
PAREXEL International Corp.(a)	5,300	243,800
PharmaNet Development Group, Inc.(a)	2,600	84,240
PHH Corp.(a)	3,100	69,316
Premier Exhibitions, Inc.(a) (b)	4,400	48,796
Pre-Paid Legal Services, Inc.(a) (b)	1,800	107,280
Providence Service Corp. (The)(a)	700	22,253
Rent-A-Center, Inc.(a)	8,700	139,200
Resources Connection, Inc.(a)	4,800	109,296
Robert Half International, Inc.	6,900	207,621
Rollins, Inc.	5,600	170,072
RSC Holdings, Inc.(a)	100	1,455
SAIC, Inc.(a)	9,300	183,303
Service Corp. International	3,000	43,410
Sotheby's(b)	1,100	59,587
Spherion Corp.(a)	8,600	74,992
Steiner Leisure Ltd.(a)	2,000	89,960
Stewart Enterprises, Inc. Cl. A	5,500	49,885
Strayer Education, Inc.	1,800	335,628

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Team, Inc.(a) (b)	2,100	$67,599
TeleTech Holdings, Inc.(a)	9,000	224,370
Viad Corp.	6,500	230,360
Volt Information Sciences, Inc.(a)	1,450	22,547
Watson Wyatt Worldwide, Inc. Cl. A	3,900	185,913
Weight Watchers International, Inc.	300	15,372
		9,394,336
Computers — 4.5%
Affiliated Computer Services, Inc. Cl. A(a)	4,100	207,706
Ansoft Corp.(a)	2,600	78,208
Brocade Communications Systems, Inc.(a)	16,600	157,866
CACI International, Inc. Cl. A(a)	3,000	161,550
Cadence Design Systems, Inc.(a)	10,100	197,960
Ceridian Corp.(a)	800	28,752
Ciber, Inc.(a)	7,000	54,530
Compellent Technologies Inc.(a) (b)	100	1,610
Computer Sciences Corp.(a)	5,000	291,950
COMSYS IT Partners, Inc.(a)	3,300	58,674
Comtech Group, Inc.(a)	2,800	60,228
DST Systems, Inc.(a)	2,800	237,188
Electronic Data Systems Corp.	12,200	263,398
Electronics for Imaging, Inc.(a)	8,000	182,400
IHS, Inc. Cl. A(a)	400	25,220
Immersion Corp.(a)	200	3,238
InterVoice, Inc.(a)	2,300	22,540
Iomega Corp.(a)	5,000	19,650
Jack Henry & Associates, Inc.	10,400	303,888
Lexmark International, Inc. Cl. A(a) (b)	5,100	214,149
Magma Design Automation, Inc.(a)	2,000	29,780
Manhattan Associates, Inc.(a)	3,500	105,560
Mentor Graphics Corp.(a)	1,700	27,234
MICROS Systems, Inc.(a)	2,800	201,096
MTS Systems Corp.	1,900	84,531
NCR Corp.(a)	8,100	223,479
Network Appliance, Inc.(a)	8,200	258,218
Palm, Inc.(b)	17,400	156,948
Perot Systems Corp. Cl. A(a)	4,000	58,400
Radiant Systems, Inc.(a)	4,100	66,912

	Number of Shares	Market Value
Sigma Designs, Inc.(a)	3,400	$199,818
Silicon Storage Technology, Inc.(a)	6,700	22,244
Smart Modular Technologies(a)	3,100	27,404
SRA International, Inc. Cl. A(a)	3,700	101,602
Stratasys, Inc.(a) (b)	2,800	72,884
SYKES Enterprises, Inc.(a)	3,700	65,305
Synaptics, Inc.(a) (b)	5,300	288,055
Synopsys, Inc.(a)	8,000	226,080
Syntel, Inc.	4,800	204,384
Teradata Corp.(a)	3,700	105,561
Tyler Technologies, Inc.(a)	4,800	77,376
Unisys Corp.(a)	11,900	72,352
Western Digital Corp.(a)	9,600	248,832
		5,494,760
Consumer Services — 0.0%
Core-Mark Holding Co., Inc.(a)	800	27,760
Cosmetics & Personal Care — 0.2%
Alberto-Culver Co.	600	15,594
Elizabeth Arden, Inc.(a) (b)	3,300	82,170
The Estee Lauder Cos., Inc. Cl. A	2,100	92,190
Inter Parfums, Inc.	400	9,536
		199,490
Distribution & Wholesale — 0.4%
Tech Data Corp.(a)	7,600	298,908
W.W. Grainger, Inc.	1,900	170,848
		469,756
Diversified Financial — 1.7%
Advanta Corp. Cl. B	9,550	150,890
AmeriCredit Corp.(a) (b)	6,100	86,071
Asset Acceptance Capital Corp.	3,300	35,508
Asta Funding, Inc.(b)	700	24,878
Calamos Asset Management, Inc. Cl. A	2,500	85,050
CIT Group, Inc.	5,100	179,724
Discover Financial Services	6,000	115,800
Federal Agricultural Mortgage Corp. Cl. C	1,500	44,025
Financial Federal Corp.(b)	2,400	64,848
GAMCO Investors, Inc. Cl. A	1,700	105,247
GFI Group, Inc.(a)	1,200	103,584
International Securities Exchange Holdings, Inc.(b)	2,600	174,330
Janus Capital Group, Inc.(b)	7,300	251,923

	Number of Shares	Market Value
MarketAxess Holdings, Inc.(a)	3,200	$50,144
Ocwen Financial Corp.(a)	1,500	11,190
optionsXpress Holdings, Inc.	5,200	154,752
Portfolio Recovery Associates, Inc.(b)	3,200	144,352
SWS Group, Inc.	3,300	62,667
TradeStation Group, Inc.(a)	3,300	40,260
US Global Investors, Inc. Cl. A(b)	2,800	64,288
World Acceptance Corp.(a) (b)	2,400	77,424
		2,026,955
Electric — 0.8%
Avista Corp.	4,100	90,405
Black Hills Corp.	1,900	84,398
El Paso Electric Co.(a)	8,100	197,235
Energy East Corp.	1,300	36,244
NRG Energy, Inc.(a)	3,600	164,376
Otter Tail Corp.	2,100	72,744
Pike Electric Corp.(a)	2,900	57,130
Reliant Energy, Inc.(a)	2,600	71,552
Unisource Energy Corp.	5,200	164,944
		939,028
Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.(a)	12,200	195,200
Belden, Inc.	2,500	145,675
Encore Wire Corp.(b)	1,900	39,900
Energizer Holdings, Inc.(a)	1,000	104,300
EnerSys(a)	1,100	19,932
Graftech International Ltd.(a)	22,100	417,690
Lamson & Sessions Co. (The)(a)	1,200	32,688
Littelfuse, Inc.(a)	4,400	140,052
Powell Industries, Inc.(a)	500	21,045
Superior Essex, Inc.(a)	1,900	63,175
Vicor Corp.	1,300	18,252
		1,197,909
Electrical Equipment & Electronics — 0.0%
Houston Wire & Cable Co.(b)	400	7,028
Electronics — 4.0%
American Science & Engineering, Inc.	1,200	72,528
Analogic Corp.	2,700	154,305
Arrow Electronics, Inc.(a)	5,300	211,894
Avnet, Inc.(a)	6,100	254,492
Axsys Technologies, Inc.(a)	400	15,752
Badger Meter, Inc.	1,100	42,295

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Bel Fuse, Inc. Cl. A	900	$31,257
Checkpoint Systems, Inc.(a)	7,500	226,875
CTS Corp.	3,700	45,695
Cubic Corp.	3,700	166,500
Cymer, Inc.(a)	9,000	382,500
Dionex Corp.(a)	3,600	316,800
Dolby Laboratories, Inc. Cl. A(a)	1,700	70,482
Electro Scientific Industries, Inc.(a)	2,000	43,640
Excel Technology, Inc.(a)	200	5,628
Faro Technologies, Inc.(a)	2,100	60,396
FEI Co.(a) (b)	10,200	295,902
FLIR Systems, Inc.(a) (b)	700	48,573
Gentex Corp.	1,600	33,248
II-VI, Inc.(a)	1,000	34,740
Lo-Jack Corp.(a)	2,600	45,682
Measurement Specialties, Inc.(a)	900	24,966
Methode Electronics, Inc.	4,700	58,938
Mettler-Toledo International, Inc.(a)	800	85,080
NAM TAI Electronics, Inc.	2,100	25,305
National Instruments Corp.	3,000	97,320
Park Electrochemical Corp.	2,400	75,168
Rofin-Sinar Technologies, Inc.(a) (b)	5,000	393,100
Sanmina-SCI Corp.(a)	41,400	91,494
Sonic Solutions, Inc.(a)	1,300	15,600
Stoneridge, Inc.(a)	100	1,029
Technitrol, Inc.	2,100	61,761
Tektronix, Inc.	7,000	264,950
Thomas & Betts Corp.(a) (b)	3,800	212,838
Varian, Inc.(a)	6,300	465,507
Woodward Governor Co.	6,600	442,200
		4,874,440
Energy – Alternate Sources — 0.0%
FuelCell Energy, Inc.(a)	1,000	10,060
Engineering & Construction — 1.1%
Chicago Bridge & Iron Co.	800	40,000
Dycom Industries, Inc.(a)	10,400	293,800
Emcor Group, Inc.(a)	10,100	347,743
ENGlobal Corp.(a)	1,100	15,268
Layne Christensen Co.(a)	2,300	130,962
Michael Baker Corp.(a)	1,400	73,906
Perini Corp.(a)	6,600	378,510
The Shaw Group, Inc.(a)	200	14,920
Washington Group International, Inc.(a)	600	58,410
		1,353,519

	Number of Shares	Market Value
Entertainment — 0.0%
Warner Music Group Corp.	5,000	$50,900
Environmental Controls — 1.0%
American Ecology Corp.	600	14,364
Calgon Carbon Corp.(a) (b)	5,700	84,930
Casella Waste Systems, Inc. Cl. A(a)	1,100	16,203
Darling International, Inc.(a)	6,300	63,378
Fuel Tech, Inc.(a) (b)	2,200	65,054
Metal Management, Inc.	6,800	357,476
Republic Services, Inc.	2,950	100,860
TETRA Technologies, Inc.(a) (b)	5,600	130,760
Waste Connections, Inc.(a)	9,200	311,052
Waste Industries USA, Inc.	700	25,200
		1,169,277
Foods — 0.8%
Arden Group, Inc. Cl. A	200	28,484
Cal-Maine Foods, Inc.	2,700	64,638
Flowers Foods, Inc.	14,550	319,227
Fresh Del Monte Produce, Inc.	1,000	36,280
Imperial Sugar Co.(b)	2,200	56,738
Ingles Markets, Inc. Cl. A	3,000	83,250
J&J Snack Foods Corp.	200	7,124
The J.M. Smucker Co.	400	21,372
Nash Finch Co.(b)	2,000	74,900
Pathmark Stores, Inc.(a)	200	2,620
Performance Food Group Co.(a)	5,900	159,241
SuperValu, Inc.(b)	1,700	65,875
		919,749
Forest Products & Paper — 0.6%
AbitibiBowater, Inc.	2,080	71,261
BlueLinx Holdings, Inc.	200	1,042
Buckeye Technologies, Inc.(a)	5,200	93,184
Deltic Timber Corp.	100	5,592
Mercer International, Inc.(a)	400	3,760
Rock-Tenn Co. Cl. A	11,200	326,592
Schweitzer-Mauduit International, Inc.	1,400	39,228
United Stationers, Inc.(a)	3,800	220,058
Wausau Paper Corp.	2,400	24,024
		784,741
Gas — 0.8%
Atmos Energy Corp.	400	11,220
New Jersey Resources Corp.	3,600	177,300
Northwest Natural Gas Co.	5,600	269,752

	Number of Shares	Market Value
SEMCO Energy, Inc.(a)	400	$3,248
South Jersey Industries, Inc.	600	22,536
Southwest Gas Corp.	2,100	62,496
UGI Corp.	100	2,662
Vectren Corp.	2,000	56,080
WGL Holdings, Inc.	9,100	308,672
		913,966
Hand & Machine Tools — 0.5%
The Black & Decker Corp.	2,700	242,757
Hardinge, Inc.	1,500	48,495
Regal-Beloit Corp.	2,800	137,312
The Stanley Works	3,400	195,670
		624,234
Health Care – Products — 2.0%
Abaxis, Inc.(a)	300	8,796
Align Technology, Inc.(a) (b)	7,000	144,900
ArthoCare Corp.(a)	2,100	136,164
CONMED Corp.(a)	5,800	164,952
Cynosure, Inc. Cl. A(a)	1,600	60,816
Dade Behring Holdings, Inc.	3,000	230,790
Datascope Corp.	1,300	46,969
Hansen Medical, Inc.(a) (b)	2,000	77,740
Hologic, Inc.(a)	500	33,965
Immucor, Inc.(a)	3,000	96,750
Intuitive Surgical, Inc.(a)	1,000	326,870
Inverness Medical Innovations, Inc.(a)	349	20,971
IRIS International, Inc.(a)	1,400	25,760
Kinetic Concepts, Inc.(a)	3,200	192,320
LCA-Vision, Inc.	3,000	51,210
Meridian Bioscience, Inc.	6,400	211,776
OraSure Technologies, Inc.(a)	2,200	19,954
PSS World Medical, Inc.(a)	3,700	74,740
Quidel Corp.(a)	4,100	84,665
Somanetics Corp.(a)	300	5,838
SonoSite, Inc.(a)	500	17,595
Steris Corp.	10,400	302,016
Trans1, Inc.(a) (b)	1,800	45,000
Ventana Medical Systems, Inc.(a) (b)	800	70,400
		2,450,957
Health Care – Services — 2.4%
Air Methods Corp.(a)	1,500	80,955
Alliance Imaging, Inc.(a)	6,200	61,442
American Dental Partners, Inc.(a)	1,400	34,706
AMERIGROUP Corp.(a) (b)	8,100	283,500

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Apria Healthcare Group, Inc.(a)	12,700	$306,959
Centene Corp.(a)	8,400	195,972
Coventry Health Care, Inc.(a) (b)	4,500	271,395
Health Net, Inc.(a)	4,600	246,606
Humana, Inc.(a)	4,100	307,295
Kindred Healthcare, Inc.(a)	7,000	148,680
Lincare Holdings, Inc.(a) (b)	4,000	139,080
Medcath Corp.(a)	1,800	49,914
Molina Healthcare, Inc.(a) (b)	6,200	236,282
National Healthcare Corp.	100	4,980
Nighthawk Radiology Holdings, Inc.(a)	100	2,354
RehabCare Group, Inc.(a)	1,900	39,406
Res-Care, Inc.(a)	1,700	41,752
Sierra Health Services, Inc.(a)	500	21,150
Skilled Healthcare Group, Inc. Cl. A(a)	2,400	39,312
Sunrise Senior Living, Inc.(a)	3,100	114,700
Tenet Healthcare Corp.(a) (b)	76,300	267,813
WellCare Health Plans, Inc.(a) (b)	800	19,352
		2,913,605
Holding Company – Diversified — 0.0%
Star Maritime Acquisition Corp.(a) (b)	2,700	39,879
Home Builders — 0.9%
Centex Corp.(b)	5,700	142,842
Champion Enterprises, Inc.(a) (b)	8,000	94,880
Fleetwood Enterprises, Inc.(a) (b)	5,600	50,400
KB Home(b)	7,700	212,828
Lennar Corp. Cl. A(b)	8,400	191,940
Monaco Coach Corp.	3,300	38,280
NVR, Inc.(a) (b)	400	190,300
Toll Brothers, Inc.(a)	8,100	185,571
		1,107,041
Home Furnishing — 0.5%
American Woodmark Corp.	300	7,608
Hooker Furniture Corp.	1,100	23,694
Kimball International, Inc. Cl. B	4,700	62,651
Tempur-Pedic International, Inc.(b)	9,100	327,600

	Number of Shares	Market Value
Universal Electronics, Inc.(a)	2,200	$79,420
Whirlpool Corp.	600	47,508
		548,481
Household Products — 1.5%
ACCO Brands Corp.(a) (b)	5,800	124,352
American Greetings Corp. Cl. A	14,400	379,296
Blyth, Inc.	7,000	133,630
The Clorox Co.	1,200	75,084
CSS Industries, Inc.	1,600	63,360
Ennis, Inc.	2,900	59,276
Fossil, Inc.(a)	7,000	262,920
Helen of Troy Ltd.(a)	1,700	30,600
Prestige Brands Holdings, Inc.(a)	1,300	13,598
The Scotts Miracle-Gro Co.	3,700	169,793
Tupperware Brands Corp.	12,100	436,810
WD-40 Co.	1,900	75,240
		1,823,959
Housewares — 0.2%
Libbey, Inc.	200	3,598
The Toro Co.	3,300	183,678
		187,276
Insurance — 4.3%
Affirmative Insurance Holdings, Inc.	100	1,088
Alfa Corp.	700	12,740
Ambac Financial Group, Inc.(b)	3,500	128,905
American Equity Investment Life Holding Co.	2,100	20,517
American Financial Group, Inc.	2,150	64,285
American Physicians Capital, Inc.(a)	1,800	78,408
Amerisafe, Inc.(a)	3,200	51,744
Amtrust Financial Services, Inc.(b)	3,400	47,430
Argo Group International Holdings Ltd.(a)	2,712	115,558
Aspen Insurance Holdings Ltd.	1,000	27,360
Assurant, Inc.	4,100	239,604
Assured Guaranty Ltd.	3,400	78,438
CNA Surety Corp.(a)	2,800	55,412
CNinsure, Inc. ADR (China)(a)	1,040	26,302
The Commerce Group, Inc.	2,800	102,172
Darwin Professional Underwriters, Inc.(a)	500	11,340

	Number of Shares	Market Value
Delphi Financial Group, Inc. Cl. A	7,700	$298,375
Donegal Group, Inc. Cl. A	300	5,151
EMC Insurance Group, Inc.	500	13,165
Everest Re Group Ltd.	500	53,270
FBL Financial Group, Inc. Cl. A	3,100	125,488
Fidelity National Financial, Inc.	7,200	110,808
First American Corp.	4,400	132,440
FPIC Insurance Group, Inc.(a)	1,000	41,780
Harleysville Group, Inc.	1,700	52,989
HCC Insurance Holdings, Inc.	4,000	119,560
Hilb, Rogal & Hobbs Co.	1,600	70,512
Horace Mann Educators Corp.	6,600	136,554
Infinity Property & Casualty Corp.	4,000	160,880
IPC Holdings Ltd.	4,000	119,640
James River Group, Inc.	100	3,430
Landamerica Financial Group, Inc.(b)	3,000	83,370
Max Capital Group Ltd.	7,600	215,004
MBIA, Inc.(b)	4,000	172,160
Meadowbrook Insurance Group, Inc.(a)	1,900	18,297
MGIC Investment Corp.(b)	1,300	25,168
The Midland Co.	1,200	76,344
Montpelier Re Holdings Ltd.	400	7,160
National Interstate Corp.	700	22,400
National Western Life Insurance Co. Cl. A	100	21,728
Navigators Group, Inc.(a)	1,000	60,300
NYMAGIC, Inc.	200	5,768
Odyssey Re Holdings Corp.	400	14,872
The Phoenix Companies, Inc.	15,500	213,590
Platinum Underwriters Holdings Ltd.	4,200	151,200
The PMI Group, Inc.	5,600	89,768
ProAssurance Corp.(a) (b)	2,600	143,364
Procentury Corp.	1,600	23,792
Radian Group, Inc.(b)	9,800	123,382
RAM Holdings Ltd.(a)	1,400	9,674
Reinsurance Group of America, Inc.	300	17,139
RLI Corp.	4,900	285,033
Safeco Corp.	3,700	214,230
Safety Insurance Group, Inc.	200	7,192
SeaBright Insurance Holdings Ltd.(a)	3,000	50,040
Selective Insurance Group	3,300	80,223

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
StanCorp Financial Group, Inc.	1,300	$71,669
State Auto Financial Corp.	1,300	35,776
Torchmark Corp.	1,000	65,160
Transatlantic Holdings, Inc.	500	37,265
United America Indemnity Ltd. Cl. A(a)	6,000	132,300
United Fire & Casualty Co.	2,400	76,896
Universal American Financial Corp.(a)	800	19,408
Zenith National Insurance Corp.	4,100	164,738
		5,239,755
Internet — 4.5%
1-800-Flowers.com, Inc. Cl. A(a)	5,000	59,950
Asiainfo Holdings, Inc.(a)	6,600	80,718
Audible, Inc.(a)	800	10,552
Authorize.Net Holdings, Inc.(a)	3,900	91,143
Blue Coat Systems, Inc.(a)	5,900	239,481
Blue Nile, Inc.(a) (b)	2,900	229,216
Check Point Software Technologies Ltd.(a)	6,400	161,664
Chordiant Software, Inc.(a)	5,300	76,267
CMGI, Inc.(a)	103,300	145,653
Cogent Communications Group, Inc.(a) (b)	9,200	254,656
CyberSources Corp.(a) (b)	2,100	34,335
DealerTrack Holdings, Inc.(a)	500	24,545
Digital River, Inc.(a) (b)	6,100	323,666
EarthLink, Inc.(a)	1,900	15,029
Equinix, Inc.(a) (b)	300	34,998
eResearch Technology, Inc.(a) (b)	4,300	47,730
Expedia, Inc.(a)	5,700	186,162
F5 Networks, Inc.(a)	1,400	50,442
FTD Group, Inc.	700	9,835
Global Sources Ltd.(a) (b)	4,200	136,122
Harris Interactive, Inc.(a)	400	1,844
Ibasis, Inc.	800	6,320
Imergent, Inc.(b)	2,700	65,124
Interwoven, Inc.(a)	4,700	66,693
j2 Global Communications, Inc.(a)	11,000	370,590
Keynote Systems, Inc.(a)	300	4,407
LoopNet, Inc.(a) (b)	3,200	60,320
McAfee, Inc.(a)	6,200	256,370
Navisite, Inc.(a)	1,500	16,305
NetFlix, Inc.(a) (b)	7,500	198,525
Overstock.com, Inc.(a) (b)	2,300	89,999
Perficient, Inc.(a)	1,100	20,735

	Number of Shares	Market Value
Priceline.com, Inc.(a) (b)	1,600	$148,960
RightNow Technologies, Inc.(a) (b)	1,400	28,028
S1 Corp.(a)	8,600	72,412
Sapient Corp.(a)	11,900	83,300
Shutterfly, Inc.(a)	1,600	53,392
SonicWALL, Inc.(a)	8,100	83,754
Stamps.com, Inc.(a)	500	6,940
TechTarget, Inc.(a)	250	4,322
TheStreet.com, Inc.(b)	3,600	48,600
TIBCO Software, Inc.(a)	36,000	330,480
Travelzoo, Inc.(a) (b)	1,300	23,400
United Online, Inc.	23,600	415,360
Valueclick, Inc.(a)	13,800	375,222
Vasco Data Security International, Inc.(a)	3,200	84,608
VeriSign, Inc.(a) (b)	7,800	265,902
Vignette Corp.(a)	3,500	60,340
Vocus, Inc.(a)	1,800	64,764
Websense, Inc.(a)	1,100	20,240
		5,539,420
Investment Companies — 0.0%
Pzena Investment Management, Inc.(a) (b)	1,100	21,318
Iron & Steel — 1.0%
AK Steel Holding Corp.(a)	4,000	200,520
Carpenter Technology Corp.	1,600	231,856
Claymont Steel Holdings, Inc.(a)	300	6,147
Cleveland-Cliffs, Inc.	200	19,130
Reliance Steel & Aluminum Co.	2,000	116,700
Schnitzer Steel Industries, Inc. Cl. A	2,200	145,354
Shiloh Industries, Inc.	400	4,204
Steel Dynamics, Inc.	4,400	234,168
United States Steel Corp.(b)	2,400	258,960
Universal Stainless & Alloy(a)	900	33,525
Wheeling-Pittsburgh Corp.(a)	800	15,736
		1,266,300
Leisure Time — 0.6%
Ambassadors Group, Inc.	1,400	25,438
Arctic Cat, Inc.(b)	600	8,652
Brunswick Corp.	10,100	225,331
Callaway Golf Co.	12,900	223,428
Polaris Industries, Inc.(b)	6,200	304,916
		787,765
Lodging — 0.3%
Monarch Casino & Resort, Inc.(a)	2,300	70,357

	Number of Shares	Market Value
Riviera Holdings Corp.(a)	100	$2,790
Wyndham Worldwide Corp.(a)	7,000	229,810
		302,957
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	3,900	176,748
Machinery – Diversified — 1.9%
AGCO Corp.(a)	500	29,840
Applied Industrial Technologies, Inc.	8,100	287,145
Cascade Corp.	900	56,682
Cognex Corp.	1,700	30,566
Columbus McKinnon Corp.(a)	1,500	49,770
Gardner Denver, Inc.(a)	6,700	242,071
Gerber Scientific, Inc.(a)	200	2,210
Gorman-Rupp Co.	400	15,488
Hurco Companies, Inc.(a)	1,200	68,520
Intevac, Inc.(a)	1,200	21,084
Kadant, Inc.(a)	1,800	58,446
Middleby Corp.(a)	4,000	260,680
NACCO Industries, Inc. Cl. A	1,200	124,308
Nordson Corp.	600	32,100
Robbins & Myers, Inc.(b)	3,700	267,510
Rockwell Automation, Inc.	4,100	282,408
Sauer-Danfoss, Inc.	1,900	49,210
Tecumseh Products Co. Cl. A(a)	3,100	56,017
Tennant Co.	1,900	89,604
TurboChef Technologies, Inc.(a)	400	6,144
Wabtec Corp.	4,900	183,897
Zebra Technologies Corp. Cl. A(a)	1,300	50,817
		2,264,517
Machinery & Components — 0.0%
Watsco, Inc.	600	24,984
Manufacturing — 2.0%
A.O. Smith Corp.	800	29,912
Actuant Corp. Cl. A(b)	3,400	234,532
Acuity Brands, Inc.	6,700	320,260
Ameron International Corp.	400	43,148
AptarGroup, Inc.	1,100	49,170
AZZ, Inc.(a)	500	17,050
Barnes Group, Inc.	5,000	183,650
Blount International, Inc.(a)	3,300	40,359
Ceradyne, Inc.(a)	5,300	362,573
Crane Co.	100	4,744
Eastman Kodak Co.(b)	500	14,330

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
EnPro Industries, Inc.(a)	5,400	$221,454
Freightcar America, Inc.	400	17,280
GenTek, Inc.(a) (b)	700	23,800
Koppers Holdings, Inc.	2,300	103,040
LSB Industries, Inc.(a)	600	16,212
Matthews International Corp. Cl. A	500	22,785
McCoy Corp. CAD	6,200	29,401
Myers Industries, Inc.	2,800	59,332
Pall Corp.	1,200	48,084
Raven Industries, Inc.	1,000	43,210
Reddy Ice Holdings, Inc.	1,700	47,073
SPX Corp.	2,500	253,250
Sturm, Ruger & Co., Inc.(a)	4,100	38,335
Teleflex, Inc.	2,800	204,988
Tredegar Corp.	3,100	54,002
		2,481,974
Media — 1.1%
Acacia Research - Acacia Technologies(a)	4,500	74,295
Charter Communications, Inc. Cl. A(a) (b)	84,300	174,501
Cox Radio, Inc. Cl. A(a)	7,900	95,432
Cumulus Media, Inc. Cl. A(a) (b)	3,200	32,992
DG FastChannel, Inc.(a) (b)	1,000	24,590
Entravision Communications Corp. Cl. A(a)	22,200	202,020
Gray Television, Inc.	1,200	11,352
Journal Communications, Inc. Cl. A	2,100	18,711
Lin TV Corp. Cl. A(a)	5,900	85,963
Mediacom Communications Corp.(a)	6,300	36,225
Nexstar Broadcasting Group, Inc. Cl. A(a)	100	943
Scholastic Corp.(a)	6,200	245,396
Sinclair Broadcast Group, Inc. Cl. A(b)	18,500	222,740
Tribune Co.	2,388	72,261
Westwood One, Inc.	1,300	2,782
		1,300,203
Metal Fabricate & Hardware — 1.3%
Ampco-Pittsburgh Corp.	1,700	68,136
Circor International, Inc.	1,800	90,414
Haynes International, Inc.(a)	700	61,264
Kaydon Corp.	3,300	177,507
LB Foster Co. Cl. A(a)	1,700	73,185
Mueller Industries, Inc.	5,300	190,588
Quanex Corp.	6,800	280,092
RBC Bearings, Inc.(a)	2,400	96,456

	Number of Shares	Market Value
Sun Hydraulics Corp.	2,050	$73,779
Valmont Industries, Inc.	1,400	134,008
Worthington Industries, Inc.(b)	12,800	320,000
		1,565,429
Mining — 1.1%
Amerigo Resources Ltd. CAD	15,600	45,009
Brush Engineered Materials, Inc.(a)	1,000	48,300
Century Aluminum Co.(a) (b)	6,900	401,511
Compass Minerals International, Inc.	7,200	265,752
Farallon Resources Ltd. CAD(a)	20,100	16,660
Hecla Mining Co.(a)	33,700	324,194
Redcorp Ventures LGN CAD	89,600	26,321
Usec, Inc.(a) (b)	19,400	170,720
		1,298,467
Office Equipment/Supplies — 0.2%
Ikon Office Solutions, Inc.	22,300	294,360
Office Furnishings — 0.6%
Herman Miller, Inc.	2,900	78,938
HNI Corp.(b)	1,900	82,384
Interface, Inc. Cl. A	9,700	185,561
Knoll, Inc.	15,100	286,749
Steelcase, Inc. Cl. A	8,600	153,682
		787,314
Oil & Gas — 1.3%
Alon USA Energy, Inc.	800	29,416
Atwood Oceanics, Inc.(a)	300	25,272
Berry Petroleum Co. Cl. A	4,600	224,112
Bill Barrett Corp.(a) (b)	600	28,080
Celtic Exploration Ltd. CAD(a)	400	5,519
Continental Resources, Inc.(a)	1,700	39,967
Delek US Holdings, Inc.	1,600	38,384
Ensign Energy Services, Inc. CAD	1,300	23,173
Frontier Oil Corp.	700	32,053
Galleon Energy, Inc. Cl. A CAD(a)	1,900	28,685
Grey Wolf, Inc.(a) (b)	29,900	168,337
Holly Corp.	1,800	113,040
Jura Energy Corp. CAD(a)	13,900	8,896
Mariner Energy, Inc.(a)	5,400	135,000
Midnight Oil Exploration Ltd. CAD	3,800	5,183

	Number of Shares	Market Value
Paramount Resources Ltd. Cl. A CAD(a)	1,200	$23,241
Patterson-UTI Energy, Inc.	600	11,964
Petrohawk Energy Corp.(a)	1,300	24,050
Real Resources, Inc. CAD(a)	1,100	12,441
Rosetta Resources, Inc.(a)	4,100	77,900
Stone Energy Corp.(a)	5,400	240,732
Sure Energy, Inc. CAD(a)	200	201
Tesoro Corp.	4,400	266,332
TUSK Energy Corp. CAD(a)	9,700	15,570
		1,577,548
Oil & Gas Services — 1.6%
Dawson Geophysical Co.(a)	1,100	87,791
Dresser-Rand Group, Inc.(a)	4,800	185,760
Dril-Quip, Inc.(a)	200	10,666
Exterran Holdings, Inc.(a)	1,100	92,620
Global Industries Ltd.(a)	8,400	206,808
Gulf Island Fabrication, Inc.	1,500	52,380
Hercules Offshore, Inc.(a) (b)	3,950	106,808
Leader Energy Services Ltd. CAD(a)	9,100	1,337
Markwest Hydrocarbon, Inc.	400	24,192
Matrix Service Co.(a)	1,600	47,184
NATCO Group, Inc. Cl. A(a)	4,300	229,233
Newpark Resources, Inc.(a)	5,400	33,858
Oil States International, Inc.(a) (b)	4,900	211,631
SEACOR Holdings, Inc.(a)	2,400	219,960
T-3 Energy Services, Inc.(a)	1,400	66,528
Technicoil Corp. CAD(a)	17,900	10,892
Tidewater, Inc.(b)	1,200	65,604
Trican Well Service Ltd. CAD	1,400	29,376
Trico Marine Services, Inc.(a)	100	3,245
Willbros Group, Inc.(a) (b)	6,200	237,274
		1,923,147
Packaging & Containers — 0.6%
AEP Industries, Inc.(a)	600	23,910
Crown Holdings, Inc.(a)	4,700	116,560
Graphic Packaging Corp.(a)	1,000	4,920
Owens-Illinois, Inc.(a)	5,800	257,636
Packaging Corp. of America	6,100	194,224
Pactiv Corp.(a)	600	16,482
Silgan Holdings, Inc.	3,200	174,624
		788,356
Pharmaceuticals — 3.1%
Alpharma, Inc. Cl. A(a)	1,300	26,806
AmerisourceBergen Corp.	5,400	254,394

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Auxilium Pharmaceuticals, Inc.(a)	1,800	$47,538
Bradley Pharmaceuticals, Inc.(a)	2,100	41,307
Caraco Pharmaceutical Laboratories Ltd.(a)	200	3,114
Cubist Pharmaceuticals, Inc.(a)	11,000	257,400
Cypress Bioscience, Inc.(a)	1,800	24,282
CytRx Corp.(a) (b)	9,600	36,288
Endo Pharmaceuticals Holdings, Inc.(a)	3,800	111,340
Forest Laboratories, Inc.(a)	6,400	250,048
Impax Laboratories, Inc.(a)	100	1,075
King Pharmaceuticals, Inc.(a)	17,600	186,560
K-V Pharmaceutical Co. Cl. A(a)	5,600	175,504
Medicis Pharmaceutical Corp. Cl. A(b)	9,100	270,179
MGI Pharma, Inc.(a) (b)	11,700	381,186
NBTY, Inc.(a)	5,000	178,000
Noven Pharmaceuticals, Inc.(a)	600	9,276
Obagi Medical Products, Inc.(a)	3,500	76,440
OSI Pharmaceuticals, Inc.(a)	7,800	324,246
Pain Therapeutics, Inc.(a) (b)	1,600	16,416
Par Pharmaceutical Cos., Inc.(a)	2,800	51,632
Perrigo Co.	9,000	213,390
PetMed Express, Inc.(a)	2,900	42,282
PharMerica Corp.(a) (b)	2,367	37,754
Pozen, Inc.(a) (b)	3,700	34,632
Salix Pharmaceuticals Ltd.(a) (b)	1,800	21,060
Sciele Pharma, Inc.(a) (b)	12,100	307,824
Sepracor, Inc.(a)	7,100	195,534
Valeant Pharmaceuticals International(a)	4,500	65,475
ViroPharma, Inc.(a) (b)	1,300	11,193
Xenoport, Inc.(a)	2,600	127,608
		3,779,783
Pipelines — 0.0%
Oneok, Inc.	700	34,958
Real Estate — 0.1%
Dupont Fabros Technology REIT(a)	2,200	47,256
Stratus Properties, Inc.(a)	300	10,380
W.P. Carey & Co. LLC	600	20,970
		78,606

	Number of Shares	Market Value
Real Estate Investment Trusts (REITS) — 2.5%
Acadia Realty Trust REIT	300	$7,950
Agree Realty Corp. REIT	900	29,142
Alexandria Real Estate Equities, Inc. REIT	700	72,198
Arbor Realty Trust, Inc.	900	16,992
Ashford Hospitality Trust	5,000	49,200
Associated Estates Realty Corp. REIT	600	7,284
BioMed Realty Trust, Inc. REIT	200	4,778
Brandywine Realty Trust REIT	2,300	59,501
Capital Trust Cl. A REIT(b)	800	26,976
CBL & Associates Properties, Inc. REIT	2,300	76,153
Cedar Shopping Centers, Inc. REIT	1,100	14,135
Colonial Properties Trust REIT(b)	500	15,665
Corporate Office Properties Trust REIT	900	37,197
DiamondRock Hospitality Co.	5,400	103,464
Digital Realty Trust, Inc. REIT	3,200	140,768
Eastgroup Properties REIT	800	38,144
Entertainment Properties Trust REIT	1,500	82,305
Equity Lifestyle Properties, Inc. REIT	800	40,192
Equity One, Inc.	2,800	73,304
FelCor Lodging Trust, Inc.	4,700	98,418
First Industrial Realty Trust, Inc.(b)	3,900	158,925
Glimcher Realty Trust REIT	600	13,320
Gramercy Capital Corp.	1,100	29,007
Hersha Hospitality Trust	1,200	12,972
Highwoods Properties, Inc.	2,500	89,900
Home Properties, Inc.(b)	700	35,994
Inland Real Estate Corp.	5,100	75,990
Kite Realty Group Trust REIT	1,400	25,368
LaSalle Hotel Properties	1,400	57,848
Lexington Realty Trust REIT(b)	2,500	49,475
LTC Properties, Inc.	1,600	40,544
Medical Properties Trust, Inc.(b)	600	7,878
Mid-America Apartment Communities, Inc. REIT	900	46,800
National Health Investors, Inc.	600	17,574
National Retail Properties, Inc. REIT(b)	4,400	111,540

	Number of Shares	Market Value
Nationwide Health Properties, Inc. REIT	6,500	$202,930
Newcastle Investment Corp.(b)	2,100	31,185
Omega Healthcare Investors, Inc. REIT	3,900	65,247
Parkway Properties, Inc. REIT	1,200	51,600
Pennsylvania REIT	2,600	99,190
PS Business Parks, Inc. REIT	1,100	64,130
RAIT Financial Trust	2,400	21,840
Ramco-Gershenson Properties Trust	1,000	28,610
Realty Income Corp.(b)	5,000	147,700
Redwood Trust, Inc.(b)	700	18,445
Resource Capital Corp.(b)	200	2,064
Saul Centers, Inc. REIT(b)	500	27,410
Senior Housing Properties Trust	5,900	132,278
Sovran Self Storage, Inc. REIT	600	28,386
Strategic Hotels & Resorts, Inc. REIT	3,300	72,072
Sunstone Hotel Investors, Inc.	3,200	88,992
Tanger Factory Outlet Centers, Inc. REIT	2,400	101,088
Taubman Centers, Inc. REIT	1,000	58,870
Washington REIT	1,500	52,830
		3,061,768
Retail — 5.5%
A.C. Moore Arts & Crafts, Inc.(a)	2,700	45,144
Abercrombie & Fitch Co. Cl. A(b)	3,000	237,600
Aeropostale, Inc.(a)	15,300	350,370
AFC Enterprises, Inc.(a)	1,600	21,360
AnnTaylor Stores Corp.(a)	1,300	40,287
Applebee's International, Inc.	10,600	268,604
Asbury Automotive Group, Inc.	2,100	38,493
AutoNation, Inc.(a) (b)	10,900	192,821
AutoZone, Inc.(a) (b)	1,900	236,379
Barnes & Noble, Inc.	5,900	227,976
Big 5 Sporting Goods Corp.	1,200	21,420
Big Lots, Inc.(a)	7,100	170,258
BJ's Wholesale Club, Inc.(a)	8,900	319,332
Blockbuster, Inc. Cl. A(a) (b)	42,800	225,128
Bob Evans Farms, Inc.	8,700	245,166
Books-A-Million, Inc.	1,800	24,102

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Brown Shoe Co., Inc.	9,650	$196,860
The Buckle, Inc.	8,200	353,420
Buffalo Wild Wings, Inc.(a) (b)	2,100	64,386
Casey's General Stores, Inc.	6,100	173,850
Cato Corp. Cl. A	2,000	40,160
CBRL Group, Inc.	1,003	40,020
CEC Entertainment, Inc.(a)	2,700	80,460
Chico's FAS, Inc.(a)	8,500	111,690
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	500	69,500
Christopher & Banks Corp.	700	9,604
Conn's, Inc.(a) (b)	2,700	69,039
CSK Auto Corp.(a)	100	1,140
Denny's Corp.(a)	14,100	67,962
Dollar Tree Stores, Inc.(a)	5,700	218,310
Domino's Pizza, Inc.	7,100	109,624
Dress Barn, Inc.(a)	11,400	186,846
Family Dollar Stores, Inc.	8,600	218,010
Hibbett Sports, Inc.(a)	3,200	75,488
Hot Topic, Inc.(a)	5,800	44,428
IHOP Corp.(b)	3,200	202,656
Insight Enterprises, Inc.(a)	1,600	44,224
Jack in the Box, Inc.(a)	1,000	31,370
Jo-Ann Stores, Inc.(a)	2,500	48,175
Jos. A. Bank Clothiers, Inc.(a) (b)	2,500	73,025
Landry's Restaurants, Inc.(b)	300	8,616
Luby's, Inc.(a)	600	6,630
McCormick & Schmick's Seafood Restaurants, Inc.(a)	100	1,698
Men's Wearhouse, Inc.(b)	4,700	198,622
Movado Group, Inc.	3,400	102,306
Nu Skin Enterprises, Inc. Cl. A	1,600	27,632
O'Charley's, Inc.	200	3,206
Office Depot, Inc.(a)	7,200	135,072
Pacific Sunwear of California, Inc.(a)	1,300	21,736
PC Connection, Inc.(a) (b)	1,600	23,520
The PEP Boys-Manny, Moe & Jack(b)	5,100	75,021
Pier 1 Imports, Inc.(a) (b)	6,100	31,049
PriceSmart, Inc.(b)	1,200	34,128
RadioShack Corp.(b)	9,000	185,580
Regis Corp.	4,100	137,760
Sally Beauty Co., Inc.(a)	17,400	160,950
School Specialty, Inc.(a) (b)	1,100	37,125
Select Comfort Corp.(a)	3,300	37,719
Sonic Automotive, Inc.	3,600	90,936
Stage Stores, Inc.	2,850	53,466
Systemax, Inc.(b)	2,800	65,520

	Number of Shares	Market Value
Talbots, Inc.(b)	1,100	$16,181
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	1,110	37,962
Wendy's International, Inc.	1,900	66,044
West Marine, Inc.(a)	600	6,474
		6,759,640
Savings & Loans — 0.4%
Brookline Bancorp, Inc.	600	6,456
Downey Financial Corp.(b)	3,600	146,628
First Niagara Financial Group, Inc.	15,600	205,920
FirstFed Financial Corp.(a) (b)	2,800	119,784
KNBT Bancorp, Inc.	100	1,714
TierOne Corp.(b)	1,400	31,990
WSFS Financial Corp.	400	23,064
		535,556
Semiconductors — 6.6%
Actel Corp.(a)	1,200	13,668
Advanced Analogic Technologies, Inc.(a)	1,000	12,080
AMIS Holdings, Inc.(a)	12,100	92,807
Amkor Technology, Inc.(a)	21,700	245,861
Analog Devices, Inc.	7,400	247,604
Asyst Technologies, Inc.(a)	2,800	13,440
Atmel Corp.(a)	32,200	157,458
ATMI, Inc.(a)	7,800	250,692
AuthenTec, Inc.(a)	1,200	19,332
Brooks Automation, Inc.(a)	19,900	258,302
Cabot Microelectronics Corp.(a) (b)	5,500	218,240
Cohu, Inc.	1,800	29,520
Credence Systems Corp.(a)	13,900	42,395
DSP Group, Inc.(a)	700	11,053
Emcore Corp.(a) (b)	4,900	52,871
Emulex Corp.(a)	13,900	301,074
Entegris, Inc.(a) (b)	23,200	211,816
Exar Corp.(a)	2,300	27,968
Hittite Microwave Corp.(a)	800	40,200
Integrated Device Technology, Inc.(a)	13,000	174,590
Intersil Corp. Cl. A	7,300	221,482
IXYS Corp.(a)	400	4,220
KLA-Tencor Corp.(b)	5,200	273,780
Kulicke & Soffa Industries, Inc.(a) (b)	8,900	67,373
Lam Research Corp.(a)	4,600	230,920
Linear Technology Corp.(b)	7,900	260,858
LTX Corp.(a)	5,000	16,550
Mattson Technology, Inc.(a)	5,300	46,004
Micrel, Inc.	23,600	213,580
Microtune, Inc.(a)	4,000	24,120

	Number of Shares	Market Value
MIPS Technologies, Inc.(a)	3,100	$24,490
MKS Instruments, Inc.(a)	12,800	257,024
Monolithic Power Systems, Inc.(a)	3,500	76,755
National Semiconductor Corp.	10,100	253,914
Netlogic Microsystems, Inc.(a) (b)	2,500	83,000
Novellus Systems, Inc.(a)	7,800	221,598
ON Semiconductor Corp.(a)	15,500	158,100
PMC-Sierra, Inc.(a)	35,300	318,053
QLogic Corp.(a)	20,600	319,918
Rambus, Inc.(a)	1,500	29,685
Rudolph Technologies, Inc.(a)	2,800	36,484
Semtech Corp.(a)	14,700	251,517
Silicon Laboratories, Inc.(a)	7,300	319,010
SiRF Technology Holdings, Inc.(a) (b)	4,700	140,107
Skyworks Solutions, Inc.(a)	29,500	271,990
Standard Microsystems Corp.(a)	3,100	120,900
Supertex, Inc.(a)	1,600	58,464
Teradyne, Inc.(a)	14,700	181,398
Tessera Technologies, Inc.(a)	2,400	91,656
Ultra Clean Holdings, Inc.(a)	1,800	23,112
Ultratech, Inc.(a)	900	10,431
Varian Semiconductor Equipment Associates, Inc.(a)	4,500	207,090
Veeco Instruments, Inc.(a)	2,700	48,789
Verigy Ltd.(a)	10,900	250,591
Volterra Semiconductor Corp.(a) (b)	1,700	20,893
Xilinx, Inc.	9,500	231,800
Zoran Corp.(a)	11,400	290,700
		8,077,327
Software — 7.2%
Activision, Inc.(a)	9,800	231,770
Actuate Corp.(a)	10,100	88,779
Acxiom Corp.	6,300	82,782
Advent Software, Inc.(a) (b)	3,600	199,188
American Software Cl. A	200	1,622
Ansys, Inc.(a)	4,700	182,407
Aspen Technology, Inc.(a)	20,500	357,520
Autodesk, Inc.(a)	6,300	308,070
BEA Systems, Inc.(a) (b)	15,700	265,330
Blackbaud, Inc.	7,300	196,735
Blackboard, Inc.(a) (b)	3,600	179,640
BMC Software, Inc.(a)	7,700	260,568

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Broadridge Financial Solutions, Inc.	6,200	$124,000
Citrix Systems, Inc.(a)	6,200	266,538
Cognos, Inc.(a)	3,600	181,188
Commvault Systems, Inc.(a)	1,800	36,612
Computer Programs & Systems, Inc.	600	14,862
Compuware Corp.(a)	21,500	215,000
Concur Technologies, Inc.(a)	5,400	194,616
CSG Systems International, Inc.(a)	6,800	139,604
DivX, Inc.(a)	800	10,024
Double-Take Software, Inc.(a)	1,300	30,979
Dun & Bradstreet Corp.	400	38,740
Eclipsys Corp.(a)	4,000	90,240
Epicor Software Corp.(a)	1,100	12,848
EPIQ Systems, Inc.(a)	3,250	63,018
Fair Isaac Corp.(b)	6,100	231,312
FalconStor Software, Inc.(a) (b)	5,500	77,165
Fidelity National Information Services, Inc.	5,600	258,272
Fiserv, Inc.(a)	1,500	83,100
Informatica Corp.(a)	15,200	259,616
InnerWorkings, Inc.(a)	800	12,872
Interactive Intelligence, Inc.(a)	1,900	49,495
Intuit, Inc.(a)	8,800	283,096
JDA Software Group, Inc.(a)	3,000	74,880
Lawson Software, Inc.(a)	23,600	266,444
Longtop Financial Technologies Ltd. ADR (China)(a) (b)	652	18,517
ManTech International Corp. Cl. A(a)	7,100	282,296
MicroStrategy, Inc. Cl. A(a)	3,300	324,489
NAVTEQ Corp.(a)	900	69,480
Noah Education Holdings Ltd. ADR (China)(a) (b)	3,260	58,582
Novell, Inc.(a)	24,300	183,708
Nuance Communications, Inc.(a) (b)	3,500	77,385
Omnicell, Inc.(a)	7,100	187,440
Omniture, Inc.(a) (b)	6,700	228,872
Open Text Corp.(a) (b)	6,700	209,040
Parametric Technology Corp.(a)	1,800	34,380
Phase Forward, Inc.(a)	4,700	111,813
Progress Software Corp.(a)	2,200	71,962
PROS Holdings, Inc.(a)	3,600	64,728
Quest Software, Inc.(a) (b)	9,800	170,520

	Number of Shares	Market Value
Red Hat, Inc.(a)	10,400	$224,536
Salesforce.com, Inc.(a)	1,500	84,555
SPSS, Inc.(a)	3,400	129,200
Sybase, Inc.(a)	4,800	137,280
Synchronoss Technologies, Inc.(a) (b)	4,500	180,000
Taleo Corp., Cl. A(a)	2,800	78,260
THE9 Ltd. ADR (Cayman Islands)(a) (b)	3,800	120,650
THQ, Inc.(a)	7,200	195,048
Total System Services, Inc.(b)	1,100	32,956
Ultimate Software Group, Inc.(a)	1,600	55,216
Wind River Systems, Inc.(a) (b)	7,100	88,821
		8,788,666
Telecommunications — 4.9%
ADC Telecommunications, Inc.(a)	16,800	314,160
ADTRAN, Inc.	14,900	358,643
Alaska Communications Systems Group, Inc.	5,400	87,858
Anaren, Inc.(a)	300	4,701
Andrew Corp.(a) (b)	8,100	118,746
Anixter International, Inc.(a) (b)	400	28,740
Arris Group, Inc.(a)	10,800	124,200
Atheros Communications, Inc.(a)	2,200	77,220
Atlantic Tele-Network, Inc.	1,500	53,865
Cbeyond, Inc.(a)	6,800	266,016
C-COR, Inc.(a)	4,000	49,040
Cellcom Israel Ltd.(a)	550	14,592
Centennial Communications Corp.(a)	8,000	81,920
CenturyTel, Inc.	4,200	185,010
Cincinnati Bell, Inc.(a)	68,900	373,438
Citizens Communications Co.	2,753	36,229
CommScope, Inc.(a) (b)	3,700	174,529
Comtech Telecommunications(a) (b)	6,700	363,475
Consolidated Communications Holdings, Inc.	2,600	51,766
CPI International, Inc.(a)	800	16,256
Dobson Communications Corp. Cl. A(a)	5,300	68,582
Embarq Corp.	4,100	216,972
EMS Technologies, Inc.(a)	2,500	70,100
Extreme Networks, Inc.(a)	13,300	58,254
Fairpoint Communications, Inc.	2,000	36,980

	Number of Shares	Market Value
Foundry Networks, Inc.(a)	11,000	$232,540
General Communication, Inc. Cl. A(a)	1,000	11,730
GeoEye, Inc.(a)	2,300	72,013
Globecomm Systems Inc.(a)	200	3,088
Harmonic, Inc.(a)	8,400	103,488
Hypercom Corp.(a)	500	2,705
InterDigital, Inc.(a) (b)	6,000	128,940
Iowa Telecommunications Services, Inc.	4,200	82,824
Ixia(a)	1,600	16,736
Knology, Inc.(a)	500	8,395
Loral Space & Communications(a)	800	32,304
Mastec, Inc.(a)	5,500	86,845
Maxcom Telecomunicaciones SA de CV ADR (Mexico)(a) (b)	400	6,944
Network Equipment Technologies, Inc.(a) (b)	4,800	71,520
North Pittsburgh Systems, Inc.	200	4,856
Novatel Wireless, Inc.(a)	4,500	117,000
NTELOS Holdings Corp.	4,900	147,931
OpNext, Inc.(a)	400	4,760
PAETEC Holding Corp.(a)	2,000	26,900
Plantronics, Inc.	8,400	229,740
Premiere Global Services, Inc.(a)	16,900	278,512
RF Micro Devices, Inc.(a) (b)	36,400	226,408
Rural Cellular Corp. Cl. A(a)	800	35,496
ShoreTel, Inc.(a)	4,000	72,760
Surewest Communications	300	7,944
Switch & Data Facilities Co., Inc.(a)	200	3,936
Syniverse Holdings, Inc.(a)	4,400	73,436
Telephone and Data Systems, Inc.(b)	3,700	258,260
Tellabs, Inc.(a)	7,400	65,194
Time Warner Telecom, Inc. Cl. A(a)	1,600	37,184
USA Mobility, Inc.(a)	1,300	20,332
Viasat, Inc.(a)	3,800	115,900
Windstream Corp.	9,300	125,085
		5,942,998
Textiles — 0.2%
Mohawk Industries, Inc.(a) (b)	2,300	196,282
UniFirst Corp./MA	500	18,815
		215,097

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.(a) (b)	3,400	$90,100
Marvel Entertainment, Inc.(a) (b)	10,000	247,400
RC2 Corp.(a)	1,600	47,712
		385,212
Transportation — 1.4%
ABX Air, Inc.(a)	4,000	25,280
American Commercial Lines, Inc.(a) (b)	3,600	53,676
Arlington Tankers Ltd.	200	4,920
Atlas Air Worldwide Holdings, Inc.(a)	2,100	123,039
CAI International, Inc.(a)	3,600	47,916
Con-way, Inc.	3,500	149,135
Double Hull Tankers, Inc.	900	13,977
Excel Maritime Carriers Ltd.(b)	2,700	190,593
Genco Shipping & Trading Ltd.(b)	400	28,756
General Maritime Corp.(b)	1,500	42,270
Gulfmark Offshore, Inc.(a) (b)	5,300	246,874
Horizon Lines, Inc. Cl. A	6,200	195,052
Hub Group, Inc. Cl. A(a)	7,600	192,812
Knightsbridge Tankers Ltd.(b)	800	20,384
Landstar System, Inc.	3,900	164,151
Overseas Shipholding Group, Inc.	2,600	193,440
Pacer International, Inc.	2,100	30,954
		1,723,229
TOTAL EQUITIES (Cost $116,904,264)		121,029,110
WARRANTS — 0.0%
Mining
Redcorp Ventures, Ltd. Warrants, Expires 7/10/2009, Strike 0.65 CAD	44,800	3,525
TOTAL WARRANTS (Cost $0)		3,525
TOTAL LONG TERM INVESTMENTS (Cost $116,904,264)		121,032,635

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 19.2%
Cash Equivalents — 18.2%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$160,485	$160,485
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	401,214	401,214
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	320,971	320,971
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	481,456	481,456
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	200,607	200,607
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	481,456	481,456
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	320,971	320,971
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	200,607	200,607
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	200,607	200,607
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	240,728	240,728
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	200,607	200,607
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	962,913	962,913
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	401,214	401,214
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	401,214	401,214
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	240,728	240,728
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	802,427	802,427
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	802,427	802,427

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	$160,485	$160,485
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	521,578	521,578
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	200,607	200,607
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	240,728	240,728
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	601,820	601,820
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	802,427	802,427
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	601,820	601,820
Freddie Mac Agency 4.533% 11/05/2007	50,427	50,427
Freddie Mac Agency Discount Note 4.527% 11/13/2007	156,196	156,196
General Electric Capital Corp. 4.822% 11/14/2007	798,790	798,790
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	401,214	401,214
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	601,820	601,820
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	401,214	401,214
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	802,427	802,427
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	802,427	802,427
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	601,820	601,820
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	361,092	361,092
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	200,607	200,607

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Reserve Primary Money Market Fund(c)	$364,753	$364,753
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	240,728	240,728
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	1,203,641	1,203,641
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	200,607	200,607
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	401,214	401,214
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	802,427	802,427
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	320,971	320,971
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	160,485	160,485
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	320,971	320,971
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	1,253,596	1,253,596
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	200,607	200,607
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	601,820	601,820
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	200,607	200,607
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	401,214	401,214
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	401,214	401,214
		22,202,986

	Principal Amount	Market Value
Repurchase Agreements — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(e)	$1,227,590	$1,227,590
TOTAL SHORT-TERM INVESTMENTS (Cost $23,430,576)		23,430,576
TOTAL INVESTMENTS — 118.4% (Cost $140,334,840)(f)		144,463,211
Other Assets/ (Liabilities) — (18.4%)		(22,459,427)
NET ASSETS — 100.0%		$122,003,784

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,227,693. Collateralized by a U.S. Government Agency obligation with a rate of 5.441%, maturity date of 05/15/2036, and an aggregate market value, including accrued interest, of $1,254,184.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Advertising — 0.2%
Gaiam, Inc. Cl. A(a)	9,900	$230,175
Getty Images, Inc.(a)	15,300	432,225
Greenfield Online, Inc.(a)	10,600	161,756
ValueVision Media, Inc. Cl. A(a)	2,500	12,925
		837,081
Aerospace & Defense — 1.2%
Aerovironment, Inc.(a)	2,900	74,617
Curtiss-Wright Corp.	23,900	1,345,331
DRS Technologies, Inc.	17,300	993,712
Ducommun, Inc.(a)	4,000	158,920
EDO Corp.(b)	1,700	98,600
HEICO Corp.(b)	4,600	250,424
Kaman Corp.	3,918	147,748
Orbital Sciences Corp.(a)	28,361	724,056
Sequa Corp. Cl. A(a)	3,052	530,499
United Industrial Corp.(b)	3,530	285,295
		4,609,202
Agriculture — 0.6%
Alliance One International, Inc.(a)	15,500	101,215
Loews Corp. - Carolina Group	2,786	238,983
Universal Corp.(b)	18,800	916,312
UST, Inc.	16,200	863,784
Vector Group Ltd.(b)	18,195	398,107
		2,518,401
Airlines — 1.2%
Allegiant Travel Co.(a)	3,300	118,866
AMR Corp.(a)	32,700	784,800
Continental Airlines, Inc. Cl. B(a)	19,700	676,695
Copa Holdings SA Cl. A	10,500	397,005
Delta Air Lines, Inc.(a)	8,000	166,400
Northwest Airlines Corp.(a)	35,100	651,105
Pinnacle Airlines Corp.(a) (b)	12,000	190,080
Republic Airways Holdings, Inc.(a)	16,400	349,156
SkyWest, Inc.	2,000	54,580
UAL Corp.(a) (b)	15,000	718,500
US Airways Group, Inc.(a) (b)	23,300	644,478
		4,751,665

	Number of Shares	Market Value
Apparel — 1.1%
Cherokee, Inc.	1,840	$70,104
Deckers Outdoor Corp.(a)	8,000	1,118,320
G-III Apparel Group, Ltd.(a)	1,600	26,032
The Gymboree Corp.(a)	5,734	195,128
Kellwood Co.(b)	7,608	126,065
Maidenform Brands, Inc.(a)	300	4,455
Oxford Industries, Inc.	100	2,591
Perry Ellis International, Inc.(a)	6,900	160,080
Polo Ralph Lauren Corp.	9,600	660,480
Steven Madden Ltd.	3,790	84,479
The Warnaco Group, Inc.(a)	25,400	1,033,526
Wolverine World Wide, Inc.	36,104	925,707
		4,406,967
Auto Manufacturers — 0.0%
Wabash National Corp.	3,100	31,465
Automotive & Parts — 1.4%
Accuride Corp.(a)	10,200	104,040
Aftermarket Technology Corp.(a)	9,036	311,923
American Axle & Manufacturing Holdings, Inc.	40,300	1,106,638
Amerigon, Inc.(a)	8,900	174,796
ArvinMeritor, Inc.	4,005	59,394
Cooper Tire & Rubber Co.	37,300	831,044
Fuel Systems Solutions, Inc.(a)	1,862	35,024
The Goodyear Tire & Rubber Co.(a)	26,000	783,900
Hayes Lemmerz International, Inc.(a)	8,400	39,060
Lear Corp.(a)	18,487	656,843
Standard Motor Products, Inc.	400	3,344
Tenneco, Inc.(a)	39,648	1,213,625
TRW Automotive Holdings Corp.(a)	5,300	157,357
		5,476,988
Banks — 0.3%
Amcore Financial, Inc.	1,500	35,565
Bancfirst Corp.	200	9,088
Bank of the Ozarks, Inc.	900	26,055
Capital City Bank Group, Inc.(b)	100	2,819

	Number of Shares	Market Value
Cascade Bancorp(b)	2,900	$55,796
Central Pacific Financial Corp.	1,400	31,402
City Holding Co.	3,275	123,828
Columbia Banking Systems, Inc.	2,000	62,140
Comerica, Inc.	4,200	196,056
Encore Bancshares, Inc.(a)	3,400	72,760
F.N.B. Corp.(b)	3,400	56,508
First Busey Corp. Cl. A	1,300	26,949
First Citizens BancShares, Inc. Cl. A	100	16,283
Hanmi Financial Corp.	600	6,612
Independent Bank Corp./Rockland, MA	300	8,874
Intervest Bancshares Corp.	100	2,089
NBT Bancorp, Inc.	2,400	59,208
Park National Corp.(b)	900	71,334
Porter Bancorp, Inc.	1,100	24,167
Preferred Bank/ Los Angeles, CA	950	28,243
Sterling Financial Corp.	1,100	20,185
SVB Financial Group(a)	5,600	290,024
WesBanco, Inc.	3,200	73,824
		1,299,809
Beverages — 0.2%
Boston Beer Co., Inc. Cl. A(a)	4,736	247,456
Green Mountain Coffee Roasters, Inc.(a) (b)	6,800	253,640
Hansen Natural Corp.(a) (b)	3,700	251,600
		752,696
Biotechnology — 0.5%
Acorda Therapeutics, Inc.(a)	4,300	87,161
American Oriental Bioengineering, Inc.(a) (b)	23,200	319,464
Bio-Rad Laboratories, Inc. Cl. A(a)	557	53,795
CryoLife, Inc.(a)	1,800	12,150
Halozyme Therapeutics, Inc.(a)	9,600	88,128
Illumina, Inc.(a)	1,000	56,150
Immunomedics, Inc.(a)	800	1,840
Invitrogen Corp.(a)	8,400	763,308
Regeneration Technologies, Inc.(a)	2,400	25,464

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Regeneron Pharmaceuticals, Inc.(a)	6,500	$143,000
Savient Pharmaceuticals, Inc.(a)	13,800	194,304
Seattle Genetics, Inc.(a) (b)	9,200	110,492
XOMA Ltd.(a) (b)	15,700	57,619
		1,912,875
Building Materials — 0.9%
Aaon, Inc.	3,050	55,692
Apogee Enterprises, Inc.	11,700	275,301
Builders FirstSource, Inc.(a)	2,100	15,225
Comfort Systems USA, Inc.	16,288	238,131
Drew Industries, Inc.(a)	16,000	633,280
Genlyte Group, Inc.(a)	5,700	371,070
Goodman Global, Inc.(a)	14,500	357,425
Lennox International, Inc.	19,600	699,720
LSI Industries, Inc.	6,300	119,070
Simpson Manufacturing Co., Inc.(b)	9,900	296,901
USG Corp.(a) (b)	18,000	715,500
		3,777,315
Chemicals — 3.3%
American Vanguard Corp.(b)	2,400	42,648
Arch Chemicals, Inc.	11,639	530,971
Ashland, Inc.	11,200	657,664
Cabot Corp.	5,700	199,557
Celanese Corp. Cl. A	18,800	788,848
CF Industries Holdings, Inc.	9,600	843,840
Eastman Chemical Co.	700	46,613
Ferro Corp.	18,700	387,464
W.R. Grace & Co.(a) (b)	39,953	1,182,609
H.B. Fuller Co.	31,400	924,102
Hercules, Inc.	16,000	300,960
ICO, Inc.(a)	10,942	158,440
Innophos Holdings, Inc.	5,700	90,630
Innospec, Inc.	8,300	176,707
Landec Corp.(a)	12,200	181,292
Lyondell Chemical Co.	17,300	820,885
Minerals Technologies, Inc.	1,600	112,352
NuCo2, Inc.(a)	1,500	38,685
Olin Corp.(b)	40,200	915,756
OM Group, Inc.(a)	16,450	871,521
Penford Corp.	900	31,743
PolyOne Corp.(a)	7,428	59,350
Rockwood Holdings, Inc.(a)	10,200	398,718
Schulman (A.), Inc.	6,172	145,721
Sensient Technologies Corp.	32,988	986,011
The Sherwin- Williams Co.(b)	5,900	377,128

	Number of Shares	Market Value
Spartech Corp.	15,108	$232,210
Stepan Co.	2,200	76,208
Terra Industries, Inc.(a) (b)	22,600	833,714
Tronox, Inc. Cl. A	5,059	43,052
UAP Holding Corp.	22,605	719,517
Valhi, Inc.(b)	2,300	61,387
		13,236,303
Coal — 0.9%
Alpha Natural Resources, Inc.(a)	41,200	1,130,528
Foundation Coal Holdings, Inc.	23,200	991,104
Massey Energy Co.	43,600	1,381,248
		3,502,880
Commercial Services — 7.6%
ABM Industries, Inc.	25,200	592,704
Administaff, Inc.	25,029	998,157
Advance America Cash Advance Centers, Inc.	1,900	18,164
The Advisory Board Co.(a)	3,300	211,893
Albany Molecular Research, Inc.(a)	6,700	121,203
Alliance Data Systems Corp.(a)	3,000	241,200
Apollo Group, Inc. Cl. A(a)	13,200	1,046,232
Arbitron, Inc.(b)	2,500	126,550
Avis Budget Group, Inc.(a)	2,700	56,349
Bankrate, Inc.(a) (b)	5,500	252,725
Barrett Business Svcs Inc.	900	15,291
BearingPoint, Inc.(a)	70,800	339,132
Bowne & Co., Inc.	13,100	227,678
Capella Education Co.(a)	3,800	235,600
Career Education Corp.(a)	4,100	146,534
CBIZ, Inc.(a)	8,400	75,600
CDI Corp.	7,800	214,968
Chemed Corp.	19,800	1,134,936
ChoicePoint, Inc.(a)	13,900	546,548
Coinmach Service Corp. Cl. A	1,900	24,947
Coinstar, Inc.(a)	22,700	782,015
Consolidated Graphics, Inc.(a)	6,578	420,860
Convergys Corp.(a)	33,793	619,426
Cornell Cos., Inc.(a)	6,900	171,672
The Corporate Executive Board Co.	6,000	427,500
CorVel Corp.(a)	1,500	39,870
CPI Corp.	1,000	33,210
CRA International, Inc.(a)	2,200	113,916

	Number of Shares	Market Value
Deluxe Corp.	35,800	$1,444,172
DeVry, Inc.	19,700	1,077,393
Diamond Management & Technology Consultants, Inc.	13,800	147,384
Dollar Thrifty Automotive Group, Inc.(a)	5,060	174,570
Donnelley (R.R.) & Sons Co.	6,300	253,827
DynCorp International, Inc.(a)	28,200	638,448
Emergency Medical Services Corp. Cl. A(a) (b)	16,700	507,179
Exlservice Holdings Inc.(a)	400	10,800
Exponent, Inc.(a)	8,000	241,680
First Consulting Group, Inc.(a)	300	3,807
Forrester Research, Inc.(a)	1,746	41,415
FTI Consulting, Inc.(a)	300	16,290
Gartner Group, Inc.(a)	18,110	396,609
Healthspring, Inc.(a)	42,800	898,800
Heartland Payment Systems, Inc.(b)	21,300	639,000
Heidrick & Struggles International, Inc.	14,309	618,435
Hewitt Associates, Inc. Cl. A(a)	15,900	560,952
Hudson Highland Group, Inc.(a)	13,000	149,240
ICF International, Inc.(a)	5,200	161,460
Integrated Electrical Services, Inc.(a)	5,800	135,198
ITT Educational Services, Inc.(a)	5,585	710,356
Kelly Services, Inc. Cl. A	100	2,103
Kendle International, Inc.(a)	6,100	246,013
Korn/Ferry International(a)	35,176	673,972
Labor Ready, Inc.(a)	52,179	917,307
Landauer, Inc.	3,000	147,810
Manpower, Inc.	2,080	155,459
Maximus, Inc.	11,600	555,872
Midas, Inc.(a)	2,300	36,731
Monro Muffler, Inc.	2,950	67,201
MPS Group, Inc.(a)	43,369	529,535
PAREXEL International Corp.(a)	17,300	795,800
PharmaNet Development Group, Inc.(a)	8,500	275,400
PHH Corp.(a)	10,111	226,082
Premier Exhibitions, Inc.(a) (b)	14,200	157,478

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pre-Paid Legal Services, Inc.(a) (b)	6,000	$357,600
Providence Service Corp. (The)(a)	2,100	66,759
Rent-A-Center, Inc.(a) (b)	28,018	448,288
Resources Connection, Inc.	16,000	364,320
Robert Half International, Inc.	22,200	667,998
Rollins, Inc.	18,300	555,771
RSC Holdings, Inc.(a)	500	7,275
SAIC, Inc.(a)	30,000	591,300
Service Corp. International	9,700	140,359
Sotheby's(b)	3,897	211,100
Spherion Corp.(a)	27,708	241,614
Steiner Leisure Ltd.(a)	6,701	301,411
Stewart Enterprises, Inc. Cl. A	17,717	160,693
Strayer Education, Inc.	5,740	1,070,280
Team, Inc.(a) (b)	6,800	218,892
TeleTech Holdings, Inc.(a)	30,100	750,393
Viad Corp.	20,893	740,448
Volt Information Sciences, Inc.(a)	4,685	72,852
Watson Wyatt Worldwide, Inc. Cl. A	12,493	595,541
Weight Watchers International, Inc.	1,000	51,240
		30,462,792
Computers — 4.5%
Affiliated Computer Services, Inc. Cl. A(a)	13,100	663,646
Ansoft Corp.(a)	8,239	247,829
Brocade Communications Systems, Inc.(a)	55,100	524,001
CACI International, Inc. Cl. A(a)	9,800	527,730
Cadence Design Systems, Inc.(a)	33,717	660,853
Ceridian Corp.(a)	2,587	92,977
Ciber, Inc.(a)	22,645	176,405
Compellent Technologies Inc.(a) (b)	500	8,050
Computer Sciences Corp.(a)	16,200	945,918
COMSYS IT Partners, Inc.(a)	11,100	197,358
Comtech Group, Inc.(a)	9,100	195,741
DST Systems, Inc.(a)	8,900	753,919
Electronic Data Systems Corp.	41,000	885,190
Electronics for Imaging, Inc.(a)	25,600	583,680

	Number of Shares	Market Value
Hutchinson Technology, Inc.(a)	100	$2,373
IHS, Inc. Cl. A(a)	1,200	75,660
Immersion Corp.(a)	600	9,714
InterVoice, Inc.(a)	7,500	73,500
Iomega Corp.(a)	16,200	63,666
Jack Henry & Associates, Inc.	33,600	981,792
Lexmark International, Inc. Cl. A(a) (b)	16,500	692,835
Magma Design Automation, Inc.(a)	6,400	95,296
Manhattan Associates, Inc.(a)	12,500	377,000
Mentor Graphics Corp.(a)	5,300	84,906
MICROS Systems, Inc.(a)	9,488	681,428
MTS Systems Corp.	6,253	278,196
NCR Corp.(a)	26,900	742,171
Network Appliance, Inc.(a)	26,400	831,336
Palm, Inc.(b)	58,400	526,768
Perot Systems Corp. Cl. A(a)	13,000	189,800
Radiant Systems, Inc.(a)	13,300	217,056
Sigma Designs, Inc.(a)	11,000	646,470
Silicon Storage Technology, Inc.(a)	21,700	72,044
Smart Modular Technologies(a)	10,600	93,704
SRA International, Inc. Cl. A(a)	12,100	332,266
Stratasys, Inc.(a) (b)	9,400	244,682
SYKES Enterprises, Inc.(a)	11,857	209,276
Synaptics, Inc.(a)	17,500	951,125
Synopsys, Inc.(a)	25,600	723,456
Syntel, Inc.	15,900	677,022
Teradata Corp.(a)	12,300	350,919
Tyler Technologies, Inc.(a)	15,500	249,860
Unisys Corp.(a)	39,900	242,592
Western Digital Corp.(a)	31,000	803,520
		17,983,730
Consumer Services — 0.0%
Core-Mark Holding Co., Inc.(a)	2,500	86,750
Cosmetics & Personal Care — 0.2%
Alberto-Culver Co.	1,900	49,381
Elizabeth Arden, Inc.(a) (b)	10,700	266,430
The Estee Lauder Cos., Inc. Cl. A	6,600	289,740
Inter Parfums, Inc.	1,200	28,608
		634,159

	Number of Shares	Market Value
Distribution & Wholesale — 0.4%
Tech Data Corp.(a)	24,500	$963,585
W.W. Grainger, Inc.	6,100	548,512
		1,512,097
Diversified Financial — 1.7%
Advanta Corp. Cl. B	30,792	486,514
AmeriCredit Corp.(a) (b)	19,623	276,881
Asset Acceptance Capital Corp.	10,700	115,132
Asta Funding, Inc.(b)	2,337	83,057
Calamos Asset Management, Inc. Cl. A	7,900	268,758
CIT Group, Inc.	17,000	599,080
Discover Financial Services	20,100	387,930
Federal Agricultural Mortgage Corp. Cl. C	4,782	140,352
Financial Federal Corp.	7,900	213,458
GAMCO Investors, Inc. Cl. A	5,600	346,696
GFI Group, Inc.(a)	3,900	336,648
International Securities Exchange Holdings, Inc.(b)	8,900	596,745
Janus Capital Group, Inc.(b)	24,411	842,424
MarketAxess Holdings, Inc.(a)	10,200	159,834
Ocwen Financial Corp.(a)	4,700	35,062
optionsXpress Holdings, Inc.(b)	16,700	496,992
Portfolio Recovery Associates, Inc.(b)	10,300	464,633
SWS Group, Inc.	10,746	204,067
TradeStation Group, Inc.(a)	10,600	129,320
US Global Investors, Inc. Cl. A	9,100	208,936
World Acceptance Corp.(a) (b)	7,900	254,854
		6,647,373
Electric — 0.8%
Avista Corp.	13,200	291,060
Black Hills Corp.	6,000	266,520
Central Vermont Public Service Corp.	100	3,178
El Paso Electric Co.(a)	26,000	633,100
Energy East Corp.	4,400	122,672
NRG Energy, Inc.(a)	11,500	525,090
Otter Tail Corp.	6,700	232,088
Pike Electric Corp.(a)	9,200	181,240
Reliant Energy, Inc.(a)	8,400	231,168
Unisource Energy Corp.	16,800	532,896
		3,019,012

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.(a)	39,276	$628,416
Belden, Inc.	8,359	487,079
Encore Wire Corp.(b)	6,500	136,500
Energizer Holdings, Inc.(a)	3,136	327,085
EnerSys(a)	3,700	67,044
Graftech International Ltd.(a)	71,500	1,351,350
Greatbatch, Inc.(a) (b)	200	4,972
Lamson & Sessions Co. (The)(a)	4,645	126,530
Littelfuse, Inc.(a)	14,169	450,999
Powell Industries, Inc.(a)	1,500	63,135
Superior Essex, Inc.(a)	6,300	209,475
Vicor Corp.	4,301	60,386
		3,912,971
Electrical Equipment & Electronics — 0.0%
Houston Wire & Cable Co.(b)	1,300	22,841
Electronics — 4.0%
American Science & Engineering, Inc.	3,800	229,672
Analogic Corp.	8,600	491,490
Arrow Electronics, Inc.(a)	17,600	703,648
Avnet, Inc.(a)	19,700	821,884
Axsys Technologies, Inc.(a)	1,100	43,318
Badger Meter, Inc.	3,600	138,420
Bel Fuse, Inc. Cl. A	5,400	187,542
Checkpoint Systems, Inc.(a)	24,200	732,050
CTS Corp.	12,313	152,066
Cubic Corp.	12,000	540,000
Cymer, Inc.(a)	27,848	1,183,540
Dionex Corp.(a)	12,600	1,108,800
Dolby Laboratories, Inc. Cl. A(a)	5,700	236,322
Electro Scientific Industries, Inc.(a)	6,500	141,830
Excel Technology, Inc.(a)	600	16,884
Faro Technologies, Inc.(a)	7,100	204,196
FEI Co.(a) (b)	32,600	945,726
FLIR Systems, Inc.(a) (b)	2,600	180,414
Gentex Corp.	5,300	110,134
II-VI, Inc.(a)	3,320	115,337
Lo-Jack Corp.(a)	8,800	154,616
Measurement Specialties, Inc.(a)	2,800	77,672
Methode Electronics, Inc.	15,000	188,100
Mettler-Toledo International, Inc.(a)	2,492	265,024
NAM TAI Electronics, Inc.	6,700	80,735

	Number of Shares	Market Value
National Instruments Corp.	9,500	$308,180
Park Electrochemical Corp.	8,000	250,560
Rofin-Sinar Technologies, Inc.(a) (b)	15,949	1,253,910
Sanmina-SCI Corp.(a)	133,200	294,372
Sonic Solutions, Inc.(a)	4,200	50,400
Stoneridge, Inc.(a)	300	3,087
Technitrol, Inc.	6,900	202,929
Tektronix, Inc.	22,900	866,765
Thomas & Betts Corp.(a) (b)	12,400	694,524
Varian, Inc.(a)	21,200	1,566,468
Woodward Governor Co.	21,687	1,453,029
		15,993,644
Energy – Alternate Sources — 0.1%
Can Hydro Developers Inc.(a)	31,300	214,764
FuelCell Energy, Inc.(a) (b)	3,300	33,198
		247,962
Engineering & Construction — 1.1%
Chicago Bridge & Iron Co.	2,500	125,000
Dycom Industries, Inc.(a)	33,500	946,375
Emcor Group, Inc.(a)	32,616	1,122,969
ENGlobal Corp.(a)	3,700	51,356
Layne Christensen Co.(a)	7,400	421,356
Michael Baker Corp.(a)	4,800	253,392
Perini Corp.(a)	21,000	1,204,350
The Shaw Group, Inc.(a)	600	44,760
Sterling Construction Co., Inc.(a)	200	4,972
Washington Group International, Inc.(a)	2,100	204,435
		4,378,965
Entertainment — 0.0%
Warner Music Group Corp.	16,200	164,916
Environmental Controls — 1.0%
American Ecology Corp.	2,100	50,274
Calgon Carbon Corp.(a) (b)	18,500	275,650
Casella Waste Systems, Inc. Cl. A(a)	3,500	51,555
Darling International, Inc.(a)	20,200	203,212
Fuel Tech, Inc.(a) (b)	7,100	209,947
Metal Management, Inc.	22,253	1,169,840
Republic Services, Inc.	9,650	329,933
TETRA Technologies, Inc.(a) (b)	18,116	423,009

	Number of Shares	Market Value
Waste Connections, Inc.(a)	29,500	$997,395
Waste Industries USA, Inc.	2,400	86,400
		3,797,215
Foods — 0.8%
Arden Group, Inc. Cl. A	682	97,130
Cal-Maine Foods, Inc.	8,800	210,672
Flowers Foods, Inc.	46,741	1,025,498
Fresh Del Monte Produce, Inc.	3,200	116,096
Imperial Sugar Co.(b)	6,900	177,951
Ingles Markets, Inc. Cl. A	9,540	264,735
J&J Snack Foods Corp.	547	19,484
The J.M. Smucker Co.	1,300	69,459
Nash Finch Co.(b)	6,600	247,170
Pathmark Stores, Inc.(a)	800	10,480
Performance Food Group Co.(a)	18,902	510,165
Seaboard Corp.(b)	100	163,200
SuperValu, Inc.(b)	5,700	220,875
		3,132,915
Forest Products & Paper — 0.6%
AbitibiBowater, Inc.	6,760	231,598
BlueLinx Holdings, Inc.	500	2,605
Buckeye Technologies, Inc.(a)	17,100	306,432
Deltic Timber Corp.	300	16,776
Mercer International, Inc.(a)	1,400	13,160
Rock-Tenn Co. Cl. A	34,509	1,006,282
Schweitzer-Mauduit International, Inc.	4,600	128,892
United Stationers, Inc.(a)	12,160	704,186
Wausau Paper Corp.	7,600	76,076
		2,486,007
Gas — 0.7%
Atmos Energy Corp.	1,400	39,270
New Jersey Resources Corp.(b)	11,500	566,375
Northwest Natural Gas Co.	17,900	862,243
SEMCO Energy, Inc.(a)	1,400	11,368
South Jersey Industries, Inc.	1,800	67,608
Southwest Gas Corp.	6,657	198,112
UGI Corp.	200	5,324
Vectren Corp.	6,300	176,652
WGL Holdings, Inc.	30,400	1,031,168
		2,958,120
Hand & Machine Tools — 0.5%
The Black & Decker Corp.	9,000	809,190
Hardinge, Inc.	5,000	161,650
Regal-Beloit Corp.	9,100	446,264
The Stanley Works	10,700	615,785
		2,032,889

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Health Care – Products — 2.1%
Abaxis, Inc.(a)	900	$26,388
Align Technology, Inc.(a) (b)	22,600	467,820
ArthoCare Corp.(a) (b)	6,700	434,428
CONMED Corp.(a)	18,700	531,828
Cynosure, Inc. Cl. A(a)	5,300	201,453
Dade Behring Holdings, Inc.	10,600	815,458
Datascope Corp.	4,100	148,133
Hansen Medical, Inc.(a) (b)	6,600	256,542
Hologic, Inc.(a)	2,300	156,239
Immucor, Inc.(a)	9,616	310,116
Intuitive Surgical, Inc.(a)	3,500	1,144,045
Inverness Medical Innovations, Inc.(a)	1,265	76,014
IRIS International, Inc.(a)	4,700	86,480
Kinetic Concepts, Inc.(a)	10,900	655,090
LCA-Vision, Inc.	9,491	162,011
Meridian Bioscience, Inc.	20,436	676,227
OraSure Technologies, Inc.(a)	7,200	65,304
PSS World Medical, Inc.(a)	11,899	240,360
Quidel Corp.(a)	13,400	276,710
Somanetics Corp.(a)	900	17,514
SonoSite, Inc.(a)	1,700	59,823
Steris Corp.	34,900	1,013,496
Trans1, Inc.(a) (b)	6,200	155,000
Ventana Medical Systems, Inc.(a) (b)	2,800	246,400
		8,222,879
Health Care – Services — 2.4%
Air Methods Corp.(a)	5,085	274,437
Alliance Imaging, Inc.(a)	20,500	203,155
American Dental Partners, Inc.(a)	4,700	116,513
AMERIGROUP Corp.(a) (b)	27,300	955,500
Apria Healthcare Group, Inc.(a)	39,500	954,715
Centene Corp.(a)	26,900	627,577
Coventry Health Care, Inc.(a) (b)	14,600	880,526
Health Net, Inc.(a)	14,990	803,614
Humana, Inc.(a)	13,627	1,021,344
Kindred Healthcare, Inc.(a)	22,600	480,024
Lincare Holdings, Inc.(a) (b)	12,900	448,533
Medcath Corp.(a)	5,800	160,834
Molina Healthcare, Inc.(a) (b)	22,435	854,998

	Number of Shares	Market Value
National Healthcare Corp.	290	$14,442
Nighthawk Radiology Holdings, Inc.(a)	200	4,708
RehabCare Group, Inc.(a)	6,000	124,440
Res-Care, Inc.(a)	5,400	132,624
Sierra Health Services, Inc.(a)	1,000	42,300
Skilled Healthcare Group, Inc. Cl. A(a)	7,900	129,402
Sunrise Senior Living, Inc.(a) (b)	10,000	370,000
Tenet Healthcare Corp.(a) (b)	245,700	862,407
WellCare Health Plans, Inc.(a) (b)	2,676	64,732
		9,526,825
Holding Company – Diversified — 0.0%
Star Maritime Acquisition Corp.(a) (b)	8,700	128,499
Home Builders — 0.9%
Centex Corp.	18,900	473,634
Champion Enterprises, Inc.(a) (b)	26,300	311,918
Fleetwood Enterprises, Inc.(a) (b)	18,100	162,900
KB Home	25,900	715,876
Lennar Corp. Cl. A	26,900	614,665
Monaco Coach Corp.	10,700	124,120
NVR, Inc.(a) (b)	1,300	618,475
Toll Brothers, Inc.(a) (b)	27,000	618,570
		3,640,158
Home Furnishing — 0.5%
American Woodmark Corp.(b)	1,015	25,740
Hooker Furniture Corp.	3,400	73,236
Kimball International, Inc. Cl. B	15,100	201,283
Tempur-Pedic International, Inc.(b)	30,505	1,098,180
Universal Electronics, Inc.(a)	6,900	249,090
Whirlpool Corp.(b)	2,100	166,278
		1,813,807
Household Products — 1.5%
ACCO Brands Corp.(a) (b)	18,700	400,928
American Greetings Corp. Cl. A	46,128	1,215,012
Blyth, Inc.	22,400	427,616
The Clorox Co.	3,900	244,023
CSS Industries, Inc.	5,000	198,000
Ennis, Inc.	9,088	185,759

	Number of Shares	Market Value
Fossil, Inc.(a)	22,600	$848,856
Helen of Troy Ltd.(a)	5,700	102,600
Prestige Brands Holdings, Inc.(a)	4,200	43,932
The Scotts Miracle-Gro Co.	12,100	555,269
Tupperware Brands Corp.	38,900	1,404,290
WD-40 Co.	6,100	241,560
		5,867,845
Housewares — 0.1%
Libbey, Inc.	600	10,794
The Toro Co.	10,483	583,484
		594,278
Insurance — 4.3%
Affirmative Insurance Holdings, Inc.	200	2,176
Alfa Corp.	900	16,380
Alleghany Corp.(a)	100	39,302
Ambac Financial Group, Inc.(b)	11,600	427,228
American Equity Investment Life Holding Co.	6,600	64,482
American Financial Group, Inc.	7,100	212,290
American Physicians Capital, Inc.	5,800	252,648
Amerisafe, Inc.(a)	10,400	168,168
Amtrust Financial Services, Inc.(b)	10,900	152,055
Argo Group International Holdings Ltd.(a)	8,765	373,477
Aspen Insurance Holdings Ltd.	3,300	90,288
Assurant, Inc.	13,600	794,784
Assured Guaranty Ltd.	11,100	256,077
CNA Surety Corp.(a)	9,089	179,871
CNinsure, Inc. ADR (China)(a)	3,420	86,492
The Commerce Group, Inc.(b)	9,099	332,023
Darwin Professional Underwriters, Inc.(a)	1,600	36,288
Delphi Financial Group, Inc. Cl. A	25,384	983,630
Donegal Group, Inc. Cl. A	957	16,432
EMC Insurance Group, Inc.	1,430	37,652
Everest Re Group Ltd.	1,600	170,464
FBL Financial Group, Inc. Cl. A	10,100	408,848
Fidelity National Financial, Inc.	24,200	372,438
First American Corp.	15,000	451,500

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
FPIC Insurance Group, Inc.(a)	3,298	$137,790
Harleysville Group, Inc.	5,621	175,207
HCC Insurance Holdings, Inc.	13,500	403,515
Hilb, Rogal & Hobbs Co.	5,500	242,385
Horace Mann Educators Corp.	21,372	442,187
Infinity Property & Casualty Corp.	12,835	516,224
IPC Holdings Ltd.	12,900	385,839
James River Group, Inc.	200	6,860
Landamerica Financial Group, Inc.(b)	9,724	270,230
Max Capital Group Ltd.	24,400	690,276
MBIA, Inc.(b)	13,400	576,736
Meadowbrook Insurance Group, Inc.(a)	6,100	58,743
MGIC Investment Corp.(b)	4,200	81,312
The Midland Co.	3,973	252,762
Montpelier Re Holdings Ltd.	1,300	23,270
National Interstate Corp.	2,100	67,200
National Western Life Insurance Co. Cl. A	300	65,184
Navigators Group, Inc.(a)	3,100	186,930
NYMAGIC, Inc.	800	23,072
Odyssey Re Holdings Corp.	1,472	54,729
The Phoenix Companies, Inc.	49,793	686,148
Platinum Underwriters Holdings Ltd.	13,900	500,400
The PMI Group, Inc.	18,619	298,463
ProAssurance Corp.(a) (b)	8,500	468,690
Procentury Corp.	5,100	75,837
Radian Group, Inc.(b)	32,610	410,560
RAM Holdings Ltd.(a)	4,700	32,477
Reinsurance Group of America, Inc.	900	51,417
RLI Corp.	16,290	947,589
Safeco Corp.	12,400	717,960
Safety Insurance Group, Inc.	554	19,922
SeaBright Insurance Holdings Ltd.(a)	9,730	162,296
Selective Insurance Group	10,744	261,187
StanCorp Financial Group, Inc.	4,400	242,572
State Auto Financial Corp.	4,200	115,584
Torchmark Corp.	3,000	195,480
Transatlantic Holdings, Inc.	1,600	119,248
United America Indemnity Ltd. Cl. A(a)	19,262	424,727
United Fire & Casualty Co.	7,700	246,708

	Number of Shares	Market Value
Universal American Financial Corp.(a)	3,200	$77,632
Zenith National Insurance Corp.	13,138	527,885
		17,168,226
Internet — 4.5%
1-800-Flowers.com, Inc. Cl. A(a)	16,800	201,432
Asiainfo Holdings, Inc.(a)	21,100	258,053
Audible, Inc.(a)	2,700	35,613
Authorize.Net Holdings, Inc.(a)	14,753	344,778
Blue Coat Systems, Inc.(a)	19,100	775,269
Blue Nile, Inc.(a) (b)	9,300	735,072
Check Point Software Technologies Ltd.(a)	21,200	535,512
Chordiant Software, Inc.(a)	17,800	256,142
CMGI, Inc.(a)	355,900	501,819
Cogent Communications Group, Inc.(a) (b)	30,500	844,240
CyberSources Corp.(a) (b)	6,700	109,545
DealerTrack Holdings, Inc.(a)	1,600	78,544
Digital River, Inc.(a) (b)	20,500	1,087,730
EarthLink, Inc.(a)	6,200	49,042
Equinix, Inc.(a) (b)	1,000	116,660
eResearch Technology, Inc.(a)	14,000	155,400
Expedia, Inc.(a)	18,500	604,210
F5 Networks, Inc.(a)	4,600	165,738
FTD Group, Inc.	2,242	31,500
Global Sources Ltd.(a) (b)	13,500	437,535
Harris Interactive, Inc.(a)	1,400	6,454
Ibasis, Inc.	2,600	20,540
Imergent, Inc.(b)	8,700	209,844
Internet Capital Group, Inc.(a)	100	1,284
Interwoven, Inc.(a)	15,055	213,630
j2 Global Communications, Inc.(a)	35,335	1,190,436
Keynote Systems, Inc.(a)	1,000	14,690
LoopNet, Inc.(a) (b)	10,200	192,270
McAfee, Inc.(a)	20,200	835,270
Navisite, Inc.(a)	4,900	53,263
NetFlix, Inc.(a) (b)	24,100	637,927
Overstock.com, Inc.(a) (b)	7,400	289,562
Perficient, Inc.(a)	3,600	67,860
Priceline.com, Inc.(a) (b)	4,900	456,190
RightNow Technologies, Inc.(a) (b)	4,400	88,088
S1 Corp.(a)	27,800	234,076
Sapient Corp.(a)	38,200	267,400
Shutterfly, Inc.(a)	5,100	170,187

	Number of Shares	Market Value
SonicWALL, Inc.(a)	26,065	$269,512
Stamps.com, Inc.(a)	1,700	23,596
TechTarget, Inc.(a)	710	12,276
TheStreet.com, Inc.	11,666	157,491
TIBCO Software, Inc.(a)	116,000	1,064,880
Travelzoo, Inc.(a) (b)	4,481	80,658
United Online, Inc.	72,047	1,268,027
Valueclick, Inc.(a) (b)	46,400	1,261,616
Vasco Data Security International, Inc.(a)	10,200	269,688
VeriSign, Inc.(a) (b)	25,100	855,659
Vignette Corp.(a)	11,778	203,053
Vocus, Inc.(a)	5,700	205,086
Websense, Inc.(a)	3,795	69,828
		18,014,175
Investment Companies — 0.0%
Pzena Investment Management, Inc.(a) (b)	3,600	69,768
Iron & Steel — 1.0%
AK Steel Holding Corp.(a)	13,490	676,254
Carpenter Technology Corp.	5,100	739,041
Claymont Steel Holdings, Inc.(a)	1,100	22,539
Cleveland-Cliffs, Inc.	700	66,955
Reliance Steel & Aluminum Co.	6,400	373,440
Schnitzer Steel Industries, Inc. Cl. A	7,208	476,233
Shiloh Industries, Inc.	1,247	13,106
Steel Dynamics, Inc.	14,584	776,160
United States Steel Corp.(b)	8,200	884,780
Universal Stainless & Alloy(a)	2,900	108,025
Wheeling- Pittsburgh Corp.(a)	2,700	53,109
		4,189,642
Leisure Time — 0.6%
Ambassadors Group, Inc.	4,621	83,964
Arctic Cat, Inc.(b)	2,100	30,282
Brunswick Corp.	32,300	720,613
Callaway Golf Co.	41,388	716,840
Polaris Industries, Inc.	20,200	993,436
		2,545,135
Lodging — 0.2%
Lodgian, Inc.(a)	100	1,217
Monarch Casino & Resort, Inc.(a)	7,582	231,933
Riviera Holdings Corp.(a)	300	8,370
Wyndham Worldwide Corp.	22,600	741,958
		983,478

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	12,756	$578,102
Machinery – Diversified — 1.8%
AGCO Corp.(a)	1,800	107,424
Applied Industrial Technologies, Inc.	25,972	920,707
Cascade Corp.	3,000	188,940
Cognex Corp.	5,500	98,890
Columbus McKinnon Corp.(a)	4,800	159,264
Gardner Denver, Inc.(a)	21,400	773,182
Gerber Scientific, Inc.(a)	500	5,525
Gorman-Rupp Co.	1,300	50,336
Hurco Companies, Inc.(a)	3,800	216,980
Intevac, Inc.(a)	3,957	69,524
Kadant, Inc.(a)	5,800	188,326
Middleby Corp.(a) (b)	13,128	855,552
NACCO Industries, Inc. Cl. A	3,799	393,538
Nordson Corp.	1,982	106,037
Robbins & Myers, Inc.(b)	12,300	889,290
Rockwell Automation, Inc.	13,300	916,104
Sauer-Danfoss, Inc.	5,987	155,063
Tecumseh Products Co. Cl. A(a)	9,800	177,086
Tennant Co.	6,136	289,374
TurboChef Technologies, Inc.(a)	1,100	16,896
Wabtec Corp.	15,639	586,932
Zebra Technologies Corp. Cl. A(a)	4,300	168,087
		7,333,057
Machinery & Components — 0.0%
Watsco, Inc.	1,800	74,952
Manufacturing — 2.0%
A.O. Smith Corp.	2,700	100,953
Actuant Corp. Cl. A(b)	11,100	765,678
Acuity Brands, Inc.	21,684	1,036,495
Ameron International Corp.	1,300	140,231
AptarGroup, Inc.	3,600	160,920
AZZ, Inc.(a)	1,500	51,150
Barnes Group, Inc.	16,100	591,353
Blount International, Inc.(a)	10,600	129,638
Ceradyne, Inc.(a)	16,700	1,142,447
Crane Co.	200	9,488
Eastman Kodak Co.	1,500	42,990
EnPro Industries, Inc.(a)	17,300	709,473
Freightcar America, Inc.	1,300	56,160
GenTek, Inc.(a) (b)	2,208	75,072
Koppers Holdings, Inc.	7,400	331,520
LSB Industries, Inc.(a)	1,900	51,338

	Number of Shares	Market Value
Matthews International Corp. Cl. A	1,600	$72,912
McCoy Corp. CAD	24,300	115,235
Myers Industries, Inc.	11,565	245,062
Pall Corp.	3,700	148,259
Raven Industries, Inc.	3,300	142,593
Reddy Ice Holdings, Inc.	5,600	155,064
SPX Corp.	7,981	808,475
Sturm, Ruger & Co., Inc.(a)	13,100	122,485
Teleflex, Inc.	9,000	658,890
Tredegar Corp.	9,900	172,458
		8,036,339
Media — 1.1%
Acacia Research - Acacia Technologies(a)	14,389	237,562
Charter Communications, Inc. Cl. A(a) (b)	282,500	584,775
Cox Radio, Inc. Cl. A(a)	25,551	308,656
Cumulus Media, Inc. Cl. A(a) (b)	10,791	111,255
DG FastChannel, Inc.(a) (b)	3,000	73,770
Entravision Communications Corp. Cl. A(a)	71,300	648,830
Gray Television, Inc.	4,000	37,840
Journal Communications, Inc. Cl. A	6,700	59,697
Lin TV Corp. Cl. A(a)	19,900	289,943
Mediacom Communications Corp.(a)	20,200	116,150
Nexstar Broadcasting Group, Inc. Cl. A(a)	300	2,829
Scholastic Corp.(a)	20,000	791,600
Sinclair Broadcast Group, Inc. Cl. A(b)	60,802	732,056
Tribune Co.	7,679	232,367
Westwood One, Inc.	4,200	8,988
		4,236,318
Metal Fabricate & Hardware — 1.3%
Ampco-Pittsburgh Corp.	5,703	228,576
Circor International, Inc.	5,700	286,311
Haynes International, Inc.(a)	2,400	210,048
Kaydon Corp.(b)	10,608	570,604
LB Foster Co. Cl. A(a)	5,400	232,470
Mueller Industries, Inc.	17,097	614,808
Quanex Corp.	21,911	902,514
RBC Bearings, Inc.(a)	7,900	317,501
Sun Hydraulics Corp.	6,650	239,333

	Number of Shares	Market Value
Valmont Industries, Inc.	4,593	$439,642
Worthington Industries, Inc.(b)	42,400	1,060,000
		5,101,807
Mining — 1.1%
Amerigo Resources Ltd. CAD	74,300	214,368
Brush Engineered Materials, Inc.(a)	3,200	154,560
Century Aluminum Co.(a)	21,662	1,260,512
Compass Minerals International, Inc.	23,287	859,523
Farallon Resources Ltd. CAD(a)	84,100	69,705
Hecla Mining Co.(a)	108,200	1,040,884
Redcorp Ventures LGN CAD	338,800	99,527
Usec, Inc.(a) (b)	64,545	567,996
		4,267,075
Office Equipment/Supplies — 0.2%
Ikon Office Solutions, Inc.	74,911	988,825
Office Furnishings — 0.6%
Herman Miller, Inc.	9,300	253,146
HNI Corp.(b)	3,500	151,760
Interface, Inc. Cl. A	31,592	604,355
Knoll, Inc.	48,464	920,331
Steelcase, Inc. Cl. A	27,937	499,234
		2,428,826
Oil & Gas — 1.3%
Alon USA Energy, Inc.	2,600	95,602
Atwood Oceanics, Inc.(a)	700	58,968
Berry Petroleum Co. Cl. A	14,700	716,184
Bill Barrett Corp.(a) (b)	1,900	88,920
Celtic Exploration Ltd. CAD(a)	1,300	17,935
Continental Resources, Inc.(a)	5,500	129,305
Delek US Holdings, Inc.	5,000	119,950
Ensign Energy Services, Inc. CAD	4,300	76,648
Frontier Oil Corp.	2,300	105,317
Galleon Energy, Inc. Cl. A CAD(a)	6,300	95,113
Grey Wolf, Inc.(a) (b)	96,200	541,606
Holly Corp.	5,839	366,689
Jura Energy Corp. CAD(a)	58,700	37,567
Mariner Energy, Inc.(a)	17,400	435,000
Midnight Oil Exploration Ltd. CAD(a)	20,500	27,960
Midnight Oil Exploration Ltd. CAD	44,400	60,557

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Paramount Resources Ltd. Cl. A CAD(a)	2,600	$50,355
Patterson-UTI Energy, Inc.	1,900	37,886
Pearl Exploration and Production Ltd. CAD(a)	864	3,173
Petrohawk Energy Corp.(a)	3,500	64,750
Real Resources, Inc. CAD(a)	7,000	79,169
Rosetta Resources, Inc.(a)	13,100	248,900
Stone Energy Corp.(a)	17,600	784,608
Sure Energy, Inc. CAD(a)	3,668	3,694
Tesoro Corp.	14,592	883,254
TUSK Energy Corp. CAD(a)	61,600	98,881
		5,227,991
Oil & Gas Services — 1.6%
Dawson Geophysical Co.(a)	3,500	279,335
Dresser-Rand Group, Inc.(a)	15,800	611,460
Dril-Quip, Inc.(a)	700	37,331
Exterran Holdings, Inc.(a)	3,600	303,120
Global Industries Ltd.(a)	27,100	667,202
Gulf Island Fabrication, Inc.	4,700	164,124
Hercules Offshore, Inc.(a) (b)	13,155	355,711
Leader Energy Services Ltd. CAD(a)	35,000	5,141
Markwest Hydrocarbon, Inc.	1,300	78,624
Matrix Service Co.(a)	5,200	153,348
NATCO Group, Inc. Cl. A(a)	13,805	735,945
Newpark Resources, Inc.(a)	17,400	109,098
Oil States International, Inc.(a) (b)	16,300	703,997
SEACOR Holdings, Inc.(a)	7,800	714,870
T-3 Energy Services, Inc.(a)	4,600	218,592
Technicoil Corp. CAD(a)	99,200	60,364
Tidewater, Inc.(b)	3,971	217,095
Trican Well Service Ltd. CAD	6,400	134,292
Trico Marine Services, Inc.(a)	400	12,980
Willbros Group, Inc.(a) (b)	19,900	761,573
		6,324,202
Packaging & Containers — 0.6%
AEP Industries, Inc.(a)	1,894	75,476
Crown Holdings, Inc.(a)	15,700	389,360

	Number of Shares	Market Value
Graphic Packaging Corp.(a)	3,200	$15,744
Owens-Illinois, Inc.(a)	18,700	830,654
Packaging Corp. of America	20,555	654,471
Pactiv Corp.(a)	1,995	54,803
Silgan Holdings, Inc.	10,299	562,016
		2,582,524
Pharmaceuticals — 3.1%
Alpharma, Inc. Cl. A(a)	4,241	87,449
AmerisourceBergen Corp.	18,000	847,980
Auxilium Pharmaceuticals, Inc.(a)	5,900	155,819
Bradley Pharmaceuticals, Inc.(a)	9,800	192,766
Caraco Pharmaceutical Laboratories Ltd.(a)	700	10,899
Cubist Pharmaceuticals, Inc.(a)	36,200	847,080
Cypress Bioscience, Inc.(a)	5,900	79,591
CytRx Corp.(a) (b)	31,600	119,448
Endo Pharmaceuticals Holdings, Inc.(a)	12,400	363,320
Forest Laboratories, Inc.(a)	21,600	843,912
Impax Laboratories, Inc.(a)	400	4,300
King Pharmaceuticals, Inc.(a)	59,090	626,354
K-V Pharmaceutical Co. Cl. A(a) (b)	18,100	567,254
Medicis Pharmaceutical Corp. Cl. A(b)	29,400	872,886
MGI Pharma, Inc.(a) (b)	37,600	1,225,008
NBTY, Inc.(a)	16,049	571,344
Noven Pharmaceuticals, Inc.(a)	2,100	32,466
Obagi Medical Products, Inc.(a)	11,600	253,344
OSI Pharmaceuticals, Inc.(a)	25,000	1,039,250
Pain Therapeutics, Inc.(a) (b)	5,200	53,352
Par Pharmaceutical Cos., Inc.(a)	9,000	165,960
Perrigo Co.	29,100	689,961
PetMed Express, Inc.(a)	9,400	137,052
PharMerica Corp.(a) (b)	7,899	125,989
Pozen, Inc.(a) (b)	11,700	109,512
Salix Pharmaceuticals Ltd.(a) (b)	3,200	37,440
Sciele Pharma, Inc.(a) (b)	37,600	956,544
Sepracor, Inc.(a) (b)	22,600	622,404

	Number of Shares	Market Value
Valeant Pharmaceuticals International(a)	14,600	$212,430
ViroPharma, Inc.(a) (b)	4,300	37,023
Xenoport, Inc.(a)	8,500	417,180
		12,305,317
Pipelines — 0.0%
Oneok, Inc.	2,302	114,962
Real Estate — 0.1%
Dupont Fabros Technology REIT(a)	7,310	157,019
Stratus Properties, Inc.(a)	1,106	38,268
W.P. Carey & Co. LLC	2,100	73,395
		268,682
Real Estate Investment Trusts (REITS) — 2.7%
Acadia Realty Trust REIT	1,000	26,500
Agree Realty Corp. REIT	3,713	120,227
Alexander's, Inc. REIT(a)	100	40,195
Alexandria Real Estate Equities, Inc. REIT	2,600	268,164
Arbor Realty Trust, Inc.	2,900	54,752
Ashford Hospitality Trust	19,500	191,880
Associated Estates Realty Corp. REIT	2,300	27,922
BioMed Realty Trust, Inc. REIT	600	14,334
Brandywine Realty Trust REIT	7,587	196,276
Capital Trust Cl. A REIT(b)	3,000	101,160
CBL & Associates Properties, Inc. REIT	6,490	214,884
Cedar Shopping Centers, Inc. REIT	4,000	51,400
Colonial Properties Trust REIT(b)	1,904	59,652
Corporate Office Properties Trust REIT	3,300	136,389
DCT Industrial Trust, Inc. REIT	100	1,073
DiamondRock Hospitality Co.	17,500	335,300
Digital Realty Trust, Inc. REIT	11,178	491,720
Eastgroup Properties REIT	2,800	133,504
Entertainment Properties Trust REIT	5,700	312,759
Equity Lifestyle Properties, Inc. REIT	3,100	155,744
Equity One, Inc.	8,611	225,436
FelCor Lodging Trust, Inc.	16,500	345,510
First Industrial Realty Trust, Inc.(b)	13,886	565,854
Glimcher Realty Trust REIT	1,964	43,601

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Gramercy Capital Corp.	3,600	$94,932
Hersha Hospitality Trust	4,100	44,321
Highwoods Properties, Inc.(b)	8,500	305,660
Home Properties, Inc.	2,500	128,550
Inland Real Estate Corp.(b)	18,000	268,200
Kite Realty Group Trust REIT	5,000	90,600
LaSalle Hotel Properties	4,600	190,072
Lexington Realty Trust REIT(b)	9,459	187,194
LTC Properties, Inc.	5,400	136,836
Medical Properties Trust, Inc.	2,300	30,199
Mid-America Apartment Communities, Inc. REIT	3,292	171,184
National Health Investors, Inc.	2,300	67,367
National Retail Properties, Inc. REIT(b)	14,377	364,457
Nationwide Health Properties, Inc. REIT(b)	22,878	714,251
Newcastle Investment Corp.(b)	7,000	103,950
Omega Healthcare Investors, Inc. REIT	13,400	224,182
Parkway Properties, Inc. REIT	4,200	180,600
Pennsylvania REIT	9,500	362,425
PS Business Parks, Inc. REIT	3,800	221,540
RAIT Financial Trust(b)	9,600	87,360
Ramco-Gershenson Properties Trust	4,000	114,440
Realty Income Corp.(b)	16,600	490,364
Redwood Trust, Inc.(b)	3,100	81,685
Resource Capital Corp.	800	8,256
Saul Centers, Inc. REIT(b)	1,600	87,712
Senior Housing Properties Trust	19,192	430,285
Sovran Self Storage, Inc. REIT	2,300	108,813
Strategic Hotels & Resorts, Inc. REIT	10,299	224,930
Sunstone Hotel Investors, Inc.	10,800	300,348
Tanger Factory Outlet Centers, Inc. REIT	8,925	375,921
Taubman Centers, Inc. REIT	4,300	253,141
Washington REIT	5,100	179,622
		10,743,633

	Number of Shares	Market Value
Retail — 5.5%
A.C. Moore Arts & Crafts, Inc.(a)	8,700	$145,464
Abercrombie & Fitch Co. Cl. A(b)	9,600	760,320
Aeropostale, Inc.(a)	49,150	1,125,535
AFC Enterprises, Inc.(a)	4,973	66,390
AnnTaylor Stores Corp.(a)	3,300	102,267
Applebee's International, Inc.	33,400	846,356
Asbury Automotive Group, Inc.	6,854	125,634
AutoNation, Inc.(a) (b)	35,100	620,919
AutoZone, Inc.(a) (b)	6,300	783,783
Barnes & Noble, Inc.	19,800	765,072
Big 5 Sporting Goods Corp.	4,000	71,400
Big Lots, Inc.(a) (b)	22,623	542,500
BJ's Wholesale Club, Inc.(a)	29,200	1,047,696
Blockbuster, Inc. Cl. A(a) (b)	140,700	740,082
Bob Evans Farms, Inc.	28,877	813,754
Books-A-Million, Inc.	5,800	77,662
Brown Shoe Co., Inc.	30,947	631,319
The Buckle, Inc.	25,653	1,105,644
Buffalo Wild Wings, Inc.(a) (b)	7,390	226,577
Casey's General Stores, Inc.	19,707	561,649
Cato Corp. Cl. A	6,551	131,544
CBRL Group, Inc.	3,156	125,924
CEC Entertainment, Inc.(a)	8,600	256,280
Chico's FAS, Inc.(a)	28,500	374,490
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	1,600	222,400
Christopher & Banks Corp.	2,100	28,812
Conn's, Inc.(a) (b)	8,600	219,902
CSK Auto Corp.(a)	400	4,560
Denny's Corp.(a)	45,450	219,069
Dollar Tree Stores, Inc.(a)	18,328	701,962
Domino's Pizza, Inc.	22,835	352,572
Dress Barn, Inc.(a)	36,690	601,349
Family Dollar Stores, Inc.(b)	27,645	700,801
Hibbett Sports, Inc.(a)	10,700	252,413
Hot Topic, Inc.(a)	18,700	143,242
IHOP Corp.(b)	10,191	645,396
Insight Enterprises, Inc.(a)	5,332	147,376
Jack in the Box, Inc.(a)	3,042	95,428
Jo-Ann Stores, Inc.(a)	8,100	156,087
Jos. A. Bank Clothiers, Inc.(a) (b)	8,300	242,443
Landry's Restaurants, Inc.(b)	900	25,848
Luby's, Inc.(a)	1,950	21,547

	Number of Shares	Market Value
McCormick & Schmick's Seafood Restaurants, Inc.(a)	327	$5,552
Men's Wearhouse, Inc.(b)	15,261	644,930
Movado Group, Inc.	12,000	361,080
Nu Skin Enterprises, Inc. Cl. A	5,100	88,077
O'Charley's, Inc.	542	8,688
Office Depot, Inc.(a)	23,100	433,356
Pacific Sunwear of California, Inc.(a)	4,389	73,384
PC Connection, Inc.(a) (b)	5,300	77,910
The PEP Boys-Manny, Moe & Jack	16,400	241,244
Pier 1 Imports, Inc.(a) (b)	19,600	99,764
PriceSmart, Inc.	3,800	108,072
RadioShack Corp.(b)	30,100	620,662
Regis Corp.	13,082	439,555
Sally Beauty Co., Inc.(a)	56,600	523,550
School Specialty, Inc.(a) (b)	3,500	118,125
Select Comfort Corp.(a) (b)	11,100	126,873
Sonic Automotive, Inc.	11,700	295,542
Stage Stores, Inc.	9,083	170,397
Systemax, Inc.(b)	9,500	222,300
Talbots, Inc.(b)	3,600	52,956
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	3,680	125,856
Wendy's International, Inc.	6,200	215,512
West Marine, Inc.(a)	2,000	21,580
		21,904,433
Savings & Loans — 0.4%
Anchor Bancorp Wisconsin, Inc.	100	2,460
Brookline Bancorp, Inc.	1,900	20,444
Downey Financial Corp.(b)	11,700	476,541
First Niagara Financial Group, Inc.	50,164	662,165
FirstFed Financial Corp.(a) (b)	9,993	427,501
TierOne Corp.(b)	4,630	105,795
Washington Federal, Inc.	100	2,416
WSFS Financial Corp.	1,484	85,567
		1,782,889
Semiconductors — 6.6%
Actel Corp.(a)	3,900	44,421
Advanced Analogic Technologies, Inc.(a)	3,200	38,656
AMIS Holdings, Inc.(a)	38,800	297,596
Amkor Technology, Inc.(a)	69,770	790,494
Analog Devices, Inc.	25,100	839,846

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Asyst Technologies, Inc.(a)	8,968	$43,046
Atmel Corp.(a)	108,000	528,120
ATMI, Inc.(a)	27,400	880,636
AuthenTec, Inc.(a)	3,800	61,218
Brooks Automation, Inc.(a)	63,900	829,422
Cabot Microelectronics Corp.(a) (b)	18,400	730,112
Cohu, Inc.	5,900	96,760
Credence Systems Corp.(a)	44,400	135,420
DSP Group, Inc.(a)	2,400	37,896
Emcore Corp.(a) (b)	16,400	176,956
Emulex Corp.(a)	46,120	998,959
Entegris, Inc.(a)	75,100	685,663
Exar Corp.(a)	7,200	87,552
Hittite Microwave Corp.(a)	2,500	125,625
Integrated Device Technology, Inc.(a)	41,800	561,374
Intersil Corp. Cl. A	23,500	712,990
IXYS Corp.(a)	1,400	14,770
KLA-Tencor Corp.(b)	16,800	884,520
Kulicke & Soffa Industries, Inc.(a)	28,523	215,919
Lam Research Corp.(a)	14,800	742,960
Linear Technology Corp.(b)	25,400	838,708
LTX Corp.(a)	16,145	53,440
Mattson Technology, Inc.(a)	17,000	147,560
Micrel, Inc.	75,926	687,130
Microtune, Inc.(a)	12,900	77,787
MIPS Technologies, Inc.(a)	9,900	78,210
MKS Instruments, Inc.(a) (b)	42,322	849,826
Monolithic Power Systems, Inc.(a)	11,400	250,002
National Semiconductor Corp.	32,400	814,536
Netlogic Microsystems, Inc.(a) (b)	8,300	275,560
Novellus Systems, Inc.(a)	25,100	713,091
ON Semiconductor Corp.(a) (b)	54,600	556,920
PMC-Sierra, Inc.(a) (b)	116,900	1,053,269
QLogic Corp.(a)	66,200	1,028,086
Rambus, Inc.(a)	4,800	94,992
Rudolph Technologies, Inc.(a)	8,900	115,967
Semtech Corp.(a)	48,900	836,679
Silicon Laboratories, Inc.(a)	23,800	1,040,060
SiRF Technology Holdings, Inc.(a) (b)	15,700	468,017
Skyworks Solutions, Inc.(a)	96,600	890,652
Standard Microsystems Corp.(a)	9,700	378,300

	Number of Shares	Market Value
Supertex, Inc.(a)	5,281	$192,968
Teradyne, Inc.(a)	47,300	583,682
Tessera Technologies, Inc.(a)	7,600	290,244
Ultra Clean Holdings, Inc.(a)	5,600	71,904
Ultratech, Inc.(a)	3,100	35,929
Varian Semiconductor Equipment Associates, Inc.(a)	14,550	669,591
Veeco Instruments, Inc.(a)	8,700	157,209
Verigy Ltd.(a)	34,600	795,454
Volterra Semiconductor Corp.(a) (b)	5,600	68,824
Xilinx, Inc.	32,000	780,800
Zoran Corp.(a)	38,100	971,550
		26,427,878
Software — 7.2%
Activision, Inc.(a)	32,900	778,085
Actuate Corp.(a)	33,686	296,100
Acxiom Corp.	20,300	266,742
Advent Software, Inc.(a) (b)	11,733	649,187
American Software Cl. A	600	4,866
Ansys, Inc.(a)	15,000	582,150
Aspen Technology, Inc.(a)	66,580	1,161,155
Autodesk, Inc.(a)	20,300	992,670
BEA Systems, Inc.(a)	53,000	895,700
Blackbaud, Inc.	23,800	641,410
Blackboard, Inc.(a)	11,600	578,840
BMC Software, Inc.(a)	24,836	840,450
Broadridge Financial Solutions, Inc.	20,000	400,000
Citrix Systems, Inc.(a)	20,000	859,800
Cognos, Inc.(a)	11,500	578,795
Commvault Systems, Inc.(a)	5,700	115,938
Computer Programs & Systems, Inc.	2,000	49,540
Compuware Corp.(a)	71,400	714,000
Concur Technologies, Inc.(a)	17,300	623,492
CSG Systems International, Inc.(a)	21,837	448,314
DivX, Inc.(a)	2,700	33,831
Double-Take Software, Inc.(a)	4,200	100,086
Dun & Bradstreet Corp.	1,400	135,590
Eclipsys Corp.(a)	13,000	293,280
Epicor Software Corp.(a)	3,400	39,712
EPIQ Systems, Inc.(a)	10,800	209,412
Fair Isaac Corp.(b)	20,074	761,206
FalconStor Software, Inc.(a) (b)	17,600	246,928
Fidelity National Information Services, Inc.	18,100	834,772

	Number of Shares	Market Value
Fiserv, Inc.(a)	4,800	$265,920
Informatica Corp.(a)	49,000	836,920
InnerWorkings, Inc.(a)	2,700	43,443
Interactive Intelligence, Inc.(a)	6,000	156,300
Intuit, Inc.(a)	28,500	916,845
JDA Software Group, Inc.(a)	9,900	247,104
Lawson Software, Inc.(a)	75,700	854,653
Longtop Financial Technologies Ltd. ADR (China)(a) (b)	2,160	61,344
ManTech International Corp. Cl. A(a)	22,800	906,528
MicroStrategy, Inc. Cl. A(a)	10,568	1,039,151
NAVTEQ Corp.(a)	2,900	223,880
Noah Education Holdings Ltd. ADR (China)(a) (b)	10,830	194,615
Novell, Inc.(a)	78,200	591,192
Nuance Communications, Inc.(a) (b)	11,500	254,265
Omnicell, Inc.(a)	22,704	599,386
Omniture, Inc.(a) (b)	21,600	737,856
Open Text Corp.(a) (b)	22,030	687,336
Parametric Technology Corp.(a)	6,100	116,510
Phase Forward, Inc.(a)	15,418	366,794
Progress Software Corp.(a)	7,200	235,512
PROS Holdings, Inc.(a)	11,700	210,366
Quest Software, Inc.(a) (b)	31,700	551,580
Red Hat, Inc.(a) (b)	33,500	723,265
Salesforce.com, Inc.(a)	5,000	281,850
SPSS, Inc.(a) (b)	11,399	433,162
Sybase, Inc.(a)	16,300	466,180
Synchronoss Technologies, Inc.(a) (b)	14,500	580,000
Taleo Corp., Cl. A(a)	9,100	254,345
THE9 Ltd. ADR (Cayman Islands)(a) (b)	12,900	409,575
THQ, Inc.(a)	23,700	642,033
Total System Services, Inc.(b)	3,500	104,860
Ultimate Software Group, Inc.(a)	5,200	179,452
Wind River Systems, Inc.(a) (b)	23,000	287,730
		28,592,003
Telecommunications — 4.9%
ADC Telecommunications, Inc.(a)	55,100	1,030,370
ADTRAN, Inc.	47,100	1,133,697
Alaska Communications Systems Group, Inc.	17,274	281,048

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Anaren, Inc.(a)	1,023	$16,030
Andrew Corp.(a) (b)	25,400	372,364
Anixter International, Inc.(a) (b)	1,300	93,405
Arris Group, Inc.(a)	34,900	401,350
Atheros Communications, Inc.(a)	7,300	256,230
Atlantic Tele-Network, Inc.	4,800	172,368
Cbeyond, Inc.(a) (b)	21,700	848,904
C-COR, Inc.(a)	14,600	178,996
Cellcom Israel Ltd.(a)	1,940	51,468
Centennial Communications Corp.(a)	25,700	263,168
CenturyTel, Inc.	14,219	626,347
Cincinnati Bell, Inc.(a)	216,991	1,176,091
Citizens Communications Co.	9,166	120,625
CommScope, Inc.(a) (b)	12,533	591,182
Comtech Telecommunications(a) (b)	22,200	1,204,350
Consolidated Communications Holdings, Inc.	8,450	168,240
CPI International, Inc.(a)	2,600	52,832
Dobson Communications Corp. Cl. A(a)	18,900	244,566
Embarq Corp.	13,700	725,004
EMS Technologies, Inc.(a)	8,152	228,582
Extreme Networks, Inc.(a)	42,800	187,464
Fairpoint Communications, Inc.	6,300	116,487
Foundry Networks, Inc.(a)	36,300	767,382
General Communication, Inc. Cl. A(a)	3,069	35,999
GeoEye, Inc.(a)	7,400	231,694
Globecomm Systems Inc.(a)	700	10,808
Harmonic, Inc.(a)	28,200	347,424
Hypercom Corp.(a)	1,629	8,813
InterDigital, Inc.(a) (b)	19,450	417,981
Iowa Telecommunications Services, Inc.	13,800	272,136
Ixia(a)	4,900	51,254
Knology, Inc.(a)	1,494	25,084
Loral Space & Communications(a)	2,500	100,950
Mastec, Inc.(a)	17,500	276,325
Maxcom Telecomunicaciones SA de CV ADR (Mexico)(a) (b)	1,500	26,040
Network Equipment Technologies, Inc.(a) (b)	15,800	235,420
North Pittsburgh Systems, Inc.	729	17,700
Novatel Wireless, Inc.(a)	15,700	408,200

	Number of Shares	Market Value
NTELOS Holdings Corp.	15,700	$473,983
OpNext, Inc.(a)	1,400	16,660
PAETEC Holding Corp.(a)	6,600	88,770
Plantronics, Inc.	28,000	765,800
Premiere Global Services, Inc.(a)	56,900	937,712
RF Micro Devices, Inc.(a) (b)	123,100	765,682
Rural Cellular Corp. Cl. A(a)	2,500	110,925
ShoreTel, Inc.(a)	13,000	236,470
Surewest Communications	1,000	26,480
Switch & Data Facilities Co., Inc.(a)	500	9,840
Syniverse Holdings, Inc.(a)	14,300	238,667
Telephone and Data Systems, Inc.(b)	11,900	830,620
Tellabs, Inc.(a)	24,800	218,488
Time Warner Telecom, Inc. Cl. A(a)	4,700	109,228
USA Mobility, Inc.(a)	4,100	64,124
Viasat, Inc.(a)	12,203	372,192
Windstream Corp.	31,400	422,330
		19,462,349
Textiles — 0.2%
Mohawk Industries, Inc.(a) (b)	7,800	665,652
UniFirst Corp./MA	1,700	63,971
		729,623
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.(a) (b)	11,100	294,150
Marvel Entertainment, Inc.(a) (b)	32,108	794,352
RC2 Corp.(a)	5,500	164,010
		1,252,512
Transportation — 1.4%
ABX Air, Inc.(a)	12,800	80,896
American Commercial Lines, Inc.(a) (b)	11,600	172,956
Arlington Tankers Ltd.	500	12,300
Atlas Air Worldwide Holdings, Inc.(a)	7,000	410,130
CAI International, Inc.(a)	11,700	155,727
Con-way, Inc.	11,700	498,537
Double Hull Tankers, Inc.	2,900	45,037
Excel Maritime Carriers Ltd.(b)	8,800	621,192
Genco Shipping & Trading Ltd.	1,200	86,268
General Maritime Corp.(b)	4,522	127,430
Gulfmark Offshore, Inc.(a)	17,800	829,124

	Number of Shares	Market Value
Horizon Lines, Inc. Cl. A	20,100	$632,346
Hub Group, Inc. Cl. A(a)	24,443	620,119
Knightsbridge Tankers Ltd.(b)	2,700	68,796
Landstar System, Inc.	12,400	521,916
Overseas Shipholding Group, Inc.	8,600	639,840
Pacer International, Inc.	6,300	92,862
		5,615,476
TOTAL EQUITIES (Cost $371,478,106)		395,732,495
WARRANTS — 0.0%
Mining
Redcorp Ventures, Ltd. Warrants, Expires 7/10/2009, Strike 0.65 CAD	169,400	13,330
TOTAL WARRANTS (Cost $0)		13,330
MUTUAL FUND — 0.7%
Investment Companies
iShares Russell 2000 Index Fund	32,000	2,636,160
TOTAL MUTUAL FUND (Cost $2,574,083)		2,636,160
TOTAL LONG TERM INVESTMENTS (Cost $374,052,189)		398,381,985
	Principal Amount
SHORT-TERM INVESTMENTS — 18.6%
Cash Equivalents — 18.4%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$529,979	529,979
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	1,324,946	1,324,946
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	1,059,957	1,059,957
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	1,589,934	1,589,934
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	662,473	662,473
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	1,589,936	1,589,936

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	$1,059,957	$1,059,957
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	662,473	662,473
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	662,473	662,473
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	794,968	794,968
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	662,473	662,473
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	3,179,871	3,179,871
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	1,324,946	1,324,946
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	1,324,946	1,324,946
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	794,968	794,968
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	2,649,893	2,649,893
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	2,649,893	2,649,893
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	529,979	529,979
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	1,722,430	1,722,430
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	662,473	662,473
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	794,968	794,968
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	1,987,420	1,987,420
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	2,649,893	2,649,893

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	$1,987,420	$1,987,420
Freddie Mac Agency 4.533% 11/05/2007	166,529	166,529
Freddie Mac Agency Discount Note 4.527% 11/13/2007	515,815	515,815
General Electric Capital Corp. 4.822% 11/14/2007	2,637,880	2,637,880
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,324,946	1,324,946
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	1,987,420	1,987,420
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	1,324,946	1,324,946
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	2,649,893	2,649,893
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	2,649,893	2,649,893
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	1,987,420	1,987,420
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	1,192,452	1,192,452
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	662,473	662,473
Reserve Primary Money Market Fund(c)	1,204,540	1,204,540
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	794,968	794,968
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	3,974,839	3,974,839
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	662,473	662,473
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	1,324,946	1,324,946
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	2,649,893	2,649,893
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	1,059,957	1,059,957

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	$529,979	$529,979
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	1,059,957	1,059,957
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	4,139,810	4,139,810
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	662,473	662,473
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	1,987,420	1,987,420
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	662,473	662,473
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	1,324,946	1,324,946
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	1,324,946	1,324,946
		73,321,956
Repurchase Agreements — 0.2%
State Street Bank & Trust Co. Repurchase, Agreement dated 10/31/2007, 3.01%, due 11/01/2007(e)	924,879	924,879
TOTAL SHORT-TERM INVESTMENTS (Cost $74,246,835)		74,246,835
TOTAL INVESTMENTS — 118.3% (Cost $448,299,024)(f)		472,628,820
Other Assets/ (Liabilities) — (18.3%)		(73,110,671)
NET ASSETS — 100.0%		$399,518,149

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $924,957. Collateralized by a U.S. Government Agency oligation, with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $943,883.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 98.9%
COMMON STOCK — 97.7%
Advertising — 0.5%
WPP Group PLC	265,820	$3,626,925
Aerospace & Defense — 4.4%
Boeing Co.	47,800	4,712,602
Empresa Brasileira de Aeronautica SA ADR (Brazil)	158,800	7,744,676
European Aeronautic Defense and Space Co.	237,340	8,063,565
Lockheed Martin Corp.	45,100	4,962,804
Northrop Grumman Corp.	50,000	4,181,000
Raytheon Co.	82,000	5,216,020
		34,880,667
Apparel — 1.0%
Burberry Group PLC	256,830	3,283,016
Coach, Inc.(a)	56,400	2,061,984
Tod's SpA(b)	26,800	2,249,169
		7,594,169
Auto Manufacturers — 1.7%
Bayerische Motoren Werke AG	120,993	8,097,684
Toyota Motor Corp.	87,130	4,988,327
		13,086,011
Banks — 5.5%
BNP Paribas SA	17,580	1,942,096
HSBC Holdings PLC	402,430	7,935,293
ICICI Bank Ltd., Sponsored ADR (India)	46,200	3,208,128
Northern Trust Corp.	120,800	9,085,368
Royal Bank of Scotland Group PLC	920,384	9,896,144
Societe Generale Cl. A	38,631	6,494,603
Sumitomo Mitsui Financial Group, Inc.(b)	576	4,710,289
		43,271,921
Beverages — 2.4%
Cia de Bebidas das Americas, ADR (Brazil)	85,900	7,018,889
Diageo PLC	179,354	4,097,561
Fomento Econonico Mexicano SAB	1,423,000	5,031,998
Grupo Modelo SA Cl. C	656,300	3,046,435
		19,194,883

	Number of Shares	Market Value
Biotechnology — 1.0%
3SBio, Inc., Sponsored ADR (China)(a)	33,100	$679,874
Genentech, Inc.(a)	37,100	2,750,223
InterMune, Inc.(a) (b)	52,700	1,049,784
Nektar Therapeutics(a) (b)	44,000	263,120
Nicox SA(a) (b)	40,912	973,140
Regeneron Pharmaceuticals, Inc.(a)	34,600	761,200
Seattle Genetics, Inc.(a) (b)	79,700	957,197
		7,434,538
Chemicals — 0.6%
Praxair, Inc.	28,600	2,444,728
Syngenta AG	9,278	2,236,301
		4,681,029
Commercial Services — 0.7%
Experian Ltd.	129,601	1,354,822
Secom Company Ltd.	80,000	4,114,845
		5,469,667
Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co.	85,800	6,543,966
Diversified Financial — 2.8%
Credit Saison Co., Ltd.	134,120	4,263,818
Credit Suisse Group	167,993	11,314,266
Morgan Stanley	98,100	6,598,206
		22,176,290
Electric — 0.9%
Fortum Oyj	159,800	6,919,842
Electrical Components & Equipment — 1.5%
Emerson Electric Co.	165,000	8,624,550
Mitsubishi Electric Corp.	278,000	3,379,263
		12,003,813
Electronics — 3.8%
Fanuc Ltd.	20,900	2,292,555
Hoya Pentax HD Corp.	162,700	5,926,071
Keyence Corp.	16,020	3,697,063
Koninklijke Philips Electronics NV	217,600	9,010,308
Kyocera Corp.	39,500	3,352,181
Murata Manufacturing Co., Ltd.	98,610	5,989,521
		30,267,699
Entertainment — 0.7%
International Game Technology	109,300	4,766,573
Shuffle Master, Inc.(a) (b)	56,100	767,448
		5,534,021

	Number of Shares	Market Value
Foods — 2.0%
Cadbury Schweppes PLC	602,297	$7,963,198
Tesco PLC	767,878	7,784,322
		15,747,520
Hand & Machine Tools — 0.3%
Nidec Corp.	27,700	2,090,320
Health Care – Products — 0.9%
IDEXX Laboratories, Inc.(a)	7,100	864,638
Johnson & Johnson	28,300	1,844,311
Smith & Nephew PLC	317,164	4,279,159
		6,988,108
Holding Company – Diversified — 1.5%
LVMH Moet Hennessy Louis Vuitton SA	90,730	11,684,421
Home Furnishing — 1.4%
Sony Corp.	227,700	11,274,220
Household Products — 1.9%
Hindustan Unilever Ltd.	781,000	4,130,842
Reckitt Benckiser Group PLC	180,206	10,435,533
		14,566,375
Insurance — 4.8%
ACE Ltd.	76,700	4,648,787
AFLAC, Inc.	91,000	5,712,980
Allianz AG	45,119	10,151,403
American International Group, Inc.	86,600	5,466,192
Prudential PLC	475,082	7,730,781
Sony Financial Holdings Inc.(a)	186	670,547
XL Capital Ltd. Cl. A	50,700	3,647,865
		38,028,555
Internet — 1.6%
eBay, Inc.(a)	351,000	12,671,100
Investment Companies — 0.8%
Investor AB Cl. B	249,196	6,158,046
Leisure Time — 1.4%
Carnival Corp.	198,200	9,509,636
Sega Sammy Holdings, Inc.(b)	101,700	1,402,823
		10,912,459
Manufacturing — 3.0%
3M Co.	88,900	7,677,404
Siemens AG	118,335	16,079,743
		23,757,147

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Media — 3.8%
Dish TV India Ltd.(a)	468,198	$725,332
Grupo Televisa SA Sponsored ADR (Mexico)	295,800	7,350,630
Pearson PLC	209,000	3,462,637
Sirius Satellite Radio, Inc.(a) (b)	1,786,976	6,004,239
The Walt Disney Co.	229,900	7,961,437
ZEE Entertainment Enterprise Ltd.	555,002	4,709,705
		30,213,980
Metal Fabricate & Hardware — 1.0%
Assa Abloy AB Cl. B	374,500	7,863,992
Office Equipment/Supplies — 0.3%
Canon, Inc.	52,750	2,671,139
Oil & Gas — 5.0%
BP PLC, Sponsored ADR (United Kingdom)	84,300	6,574,557
Chevron Corp.	68,300	6,250,133
Husky Energy, Inc.(b)	230,100	10,629,285
Total SA	54,870	4,416,342
Transocean, Inc.(a)	96,100	11,471,457
		39,341,774
Oil & Gas Services — 1.1%
Technip SA	97,740	8,770,145
Pharmaceuticals — 4.9%
Acadia Pharmaceuticals, Inc.(a) (b)	57,800	888,964
Chugai Pharmaceutical Co., Ltd.	126,900	2,201,125
Gilead Sciences, Inc.(a)	158,500	7,321,115
Hospira, Inc.(a)	19,900	822,467
Novo Nordisk A/S Cl. B	18,200	2,260,149
Pharmion Corp.(a)	17,200	827,664
Roche Holding AG	51,349	8,762,207
Sanofi-Aventis	87,260	7,656,789
Shionogi & Co., Ltd.	329,800	5,636,422
Theravance, Inc.(a) (b)	79,100	1,979,082
		38,355,984
Retail — 6.5%
Bulgari SpA	254,500	3,979,182
Hennes & Mauritz AB Cl. B	218,100	14,501,450
Inditex SA	127,900	9,532,484
McDonald's Corp.	106,500	6,358,050
Seven & I Holdings Co., Ltd.	83,511	2,154,755
Tiffany & Co.	149,000	8,072,820
Wal-Mart Stores, Inc.	143,200	6,474,072
		51,072,813

	Number of Shares	Market Value
Semiconductors — 6.1%
Advanced Micro Devices, Inc.(a) (b)	456,800	$5,974,944
Altera Corp.	229,200	4,496,904
Cree, Inc.(a) (b)	158,600	4,440,800
Linear Technology Corp.(b)	94,900	3,133,598
Maxim Integrated Products, Inc.	211,500	5,731,650
MediaTek, Inc.	527,970	10,474,398
Samsung Electronics Co., Ltd.	6,419	3,978,106
Taiwan Semiconductor Manufacturing Co. Ltd.	2,199,896	4,390,097
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	180,906	1,926,649
Xilinx, Inc.	153,100	3,735,640
		48,282,786
Software — 8.0%
Adobe Systems, Inc.(a)	191,500	9,172,850
Automatic Data Processing, Inc.	188,600	9,347,016
Infosys Technologies Ltd.	188,697	8,912,267
Intuit, Inc.(a)	262,900	8,457,493
Microsoft Corp.	386,100	14,212,341
SAP AG	174,222	9,424,617
Square Enix Co., Ltd.(b)	107,100	3,522,553
		63,049,137
Telecommunications — 11.8%
Cisco Systems, Inc.(a)	121,800	4,026,708
Corning, Inc.(a)	335,700	8,147,439
Juniper Networks, Inc.(a) (b)	391,300	14,086,800
KDDI Corp.	1,041	7,897,559
SK Telecom Co. Ltd. ADR (South Korea)(b)	234,400	7,221,864
Tandberg ASA	194,000	4,977,664
Telefonaktiebolaget LM Ericsson Cl. B	8,830,400	26,430,673
Vodafone Group PLC	4,961,516	19,502,438
Wire & Wireless India Data(a)	435,651	414,917
		92,706,062
Toys, Games & Hobbies — 0.6%
Nintendo Co., Ltd.	7,400	4,673,337

	Number of Shares	Market Value
Transportation — 0.7%
TPG NV	94,100	$3,858,399
United Parcel Service, Inc. Cl. B	25,000	1,877,500
		5,735,899
TOTAL COMMON STOCK (Cost $565,911,902)		769,300,760
PREFERRED STOCK — 1.2% Auto Manufacturers
Bayerische Motoren Werke-Pfd Preferred Stock	38,435	2,150,598
Porsche AG	2,825	7,530,365
TOTAL PREFERRED STOCK (Cost $3,702,498)		9,680,963
TOTAL EQUITIES (Cost $569,614,400)		778,981,723
	Principal Amount
SHORT-TERM INVESTMENTS — 8.1%
Cash Equivalents — 7.3%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$418,002	418,002
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	1,045,003	1,045,003
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	836,003	836,003
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	1,254,004	1,254,004
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	522,501	522,501
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	1,254,004	1,254,004
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	836,002	836,002
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	522,501	522,501
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	522,501	522,501
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	627,002	627,002

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	$522,501	$522,501
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	2,508,007	2,508,007
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	1,045,003	1,045,003
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	1,045,003	1,045,003
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	627,002	627,002
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	2,090,006	2,090,006
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	2,090,007	2,090,007
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	418,001	418,001
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	1,358,504	1,358,504
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	522,501	522,501
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	627,002	627,002
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	1,567,504	1,567,504
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	2,090,006	2,090,006
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	1,567,504	1,567,504
Freddie Mac Agency 4.533% 11/05/2007	131,343	131,343
Freddie Mac Agency Discount Note 4.527% 11/13/2007	406,830	406,830
General Electric Capital Corp. 4.822% 11/14/2007	2,080,531	2,080,531
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,045,003	1,045,003

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	$1,567,504	$1,567,504
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	1,045,004	1,045,004
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	2,090,006	2,090,006
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	2,090,006	2,090,006
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	1,567,504	1,567,504
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	940,503	940,503
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	522,501	522,501
Reserve Primary Money Market Fund(c)	950,036	950,036
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	627,002	627,002
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	3,135,009	3,135,009
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	522,501	522,501
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	1,045,003	1,045,003
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	2,090,006	2,090,006
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	836,002	836,002
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	418,002	418,002
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	836,002	836,002
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	3,265,123	3,265,123
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	522,501	522,501

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	$1,567,504	$1,567,504
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	522,501	522,501
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	1,045,003	1,045,003
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	1,045,003	1,045,003
		57,830,007
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. Repurchase, Agreement dated 10/31/2007, 3.01%, due 11/01/2007(e)	5,941,131	5,941,131
TOTAL SHORT-TERM INVESTMENTS (Cost $63,771,138)		63,771,138
TOTAL INVESTMENTS — 107.0% (Cost $633,385,538)(f)		842,752,861
Other Assets/ (Liabilities) — (7.0%)		(54,853,290)
NET ASSETS — 100.0%		$787,899,571

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $5,941,628. Collateralized by U.S. Government Agency obligations with rates ranging from 4.749% to 4.819%, maturity dates ranging from 09/01/2035 to 10/01/2035, and an aggregate market value, including accrued interest, of $6,062,390.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK — 95.7%
Aerospace & Defense — 1.0%
Embraer-Empresa Bras de Aeronautica	1,078,819	$12,937,207
Apparel — 0.4%
Burberry Group PLC	467,383	5,974,481
Auto Manufacturers — 1.8%
Bayerische Motoren Werke AG	143,359	9,594,570
Honda Motor Co. Ltd.	162,126	6,088,628
Toyota Motor Corp.	156,200	8,942,691
		24,625,889
Automotive & Parts — 1.6%
Continental AG	137,751	20,773,792
Banks — 5.9%
Anglo Irish Bank Corp. PLC	944,288	15,860,223
Commerzbank AG	110,235	4,685,427
ICICI Bank Ltd., Sponsored ADR (India)	238,675	16,573,592
Joyo Bank Ltd.	774,000	4,795,044
Mitsubishi Tokyo Financial Group, Inc.	1,098,000	10,961,463
Royal Bank of Scotland Group PLC	954,637	10,264,438
Societe Generale Cl. A	49,664	8,349,459
UniCredito Italiano SpA	500,300	4,290,390
UniCredito Italiano SpA	276,385	2,376,679
		78,156,715
Beverages — 1.9%
C&C Group PLC	946,431	7,551,607
Foster's Group Ltd.	334,088	1,976,881
Heineken NV	82,600	5,776,589
Pernod-Ricard SA	42,604	9,833,827
		25,138,904
Biotechnology — 2.8%
CSL Ltd.	265,800	9,119,901
Marshall Edwards, Inc.(a) (b)	1,433,580	4,874,172
Marshall Edwards, Inc.	278,300	946,220
Nicox SA(a) (b)	953,123	22,671,144
		37,611,437
Building Materials — 0.4%
Sika AG	3,023	5,992,284

	Number of Shares	Market Value
Chemicals — 1.3%
Filtrona PLC	661,032	$3,532,830
Nufarm Ltd.	763,025	11,118,148
Syngenta AG	13,376	3,224,053
		17,875,031
Commercial Services — 4.4%
BTG PLC(a)	1,115,211	2,679,743
Bunzl PLC	765,892	11,554,690
Capita Group PLC	1,613,186	25,171,981
Dignity PLC	280,600	4,570,495
Experian Ltd.	435,488	4,552,501
Prosegur, Compania de Seguridad SA	216,429	8,426,830
Randstad Holdings NV	28,856	1,607,628
		58,563,868
Computers — 0.8%
Logitech International(a)	312,064	10,826,573
Cosmetics & Personal Care — 0.6%
L'Oreal SA(b)	65,960	8,658,182
Diversified Financial — 3.8%
Collins Stewart PLC	2,442,291	10,860,896
Credit Suisse Group	69,792	4,703,484
Housing Development Finance Corp.	127,900	9,073,034
Mediobanca SpA(b)	166,900	3,954,764
Paragon Group of Cos. PLC	239,505	1,182,695
Tullett Prebon PLC	1,471,421	13,533,747
UBS AG Registered	128,688	6,894,562
		50,203,182
Electric — 0.3%
Fortum Oyj	103,100	4,464,554
Electrical Components & Equipment — 0.4%
Ushio, Inc.(b)	293,200	6,043,542
Electronics — 3.2%
Art Advanced Research Technologies, Inc.	2,653,076	487,109
Art Advanced Research Technologies, Inc.(a)	3,163,727	580,866
Art Advanced Technologies Preferred	836,671	153,614
Hoya Pentax HD Corp.	352,300	12,831,929
Keyence Corp.	44,209	10,202,464
Koninklijke Philips Electronics NV	107,200	4,438,902
Nippon Electric Glass Co., Ltd.	183,000	3,107,559
Omron Corp.	158,821	3,896,715
Phoenix Mecano AG	14,287	6,772,012
		42,471,170

	Number of Shares	Market Value
Energy – Alternate Sources — 0.5%
Ceres Power Holdings PLC(a)	966,786	$6,767,863
Engineering & Construction — 4.8%
ABB Ltd.	1,039,633	31,379,282
Boskalis Westminster(b)	183,857	11,182,414
Leighton Holdings Ltd.(b)	301,944	17,625,347
Vinci SA	45,970	3,774,567
		63,961,610
Entertainment — 0.4%
William Hill PLC	379,430	4,884,035
Foods — 2.8%
Barry Callebaut AG(a)	18,854	15,115,223
Cadbury Schweppes PLC	301,493	3,986,154
Koninklijke Numico NV(c)	47,288	3,728,416
Morrison (WM) Supermarkets	504,144	3,099,337
Nestle SA	10,688	4,931,872
Woolworths Ltd.	191,071	5,939,308
		36,800,310
Hand & Machine Tools — 1.1%
Nidec Corp.	199,000	15,017,098
Health Care – Products — 7.1%
Cie Generale d'Optique Essilor International SA	87,860	5,606,246
Luxottica Group SpA(b)	269,300	9,439,927
Nobel Biocare Holding AG	23,323	6,800,402
Ortivus AB, A Shares(a)	114,300	170,317
Ortivus AB, B Shares(a)	859,965	1,201,339
Smith & Nephew PLC	413,320	5,576,490
Sonova Holding AG	105,195	11,825,969
Straumann Holding AG Registered	22,084	6,172,073
Synthes, Inc.	120,037	14,984,548
Terumo Corp.	136,800	6,678,348
William Demant Holding(a) (b)	285,300	26,228,908
		94,684,567
Holding Company – Diversified — 0.5%
LVMH Moet Hennessy Louis Vuitton SA	53,730	6,919,475
Home Furnishing — 1.5%
SEB SA	54,503	10,411,560
Sony Corp.	199,100	9,858,134
		20,269,694

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Insurance — 2.1%
Allianz AG	31,314	$7,045,392
AMP Ltd.	542,001	5,127,292
Prudential PLC	313,642	5,103,745
QBE Insurance Group Ltd.	335,400	10,137,900
		27,414,329
Internet — 1.9%
United Internet AG Registered	176,410	3,874,435
Yahoo! Japan Corp.	48,247	21,450,186
		25,324,621
Leisure Time — 1.3%
Carnival Corp.(b)	156,900	7,528,062
Ducati Motor Holding SpA(a) (b)	3,285,100	9,442,270
		16,970,332
Machinery – Construction & Mining — 0.8%
Takeuchi Manufacturing Co., Ltd.(b)	179,142	10,804,550
Machinery – Diversified — 2.4%
Alstom	89,180	21,183,937
Demag Cranes AG	198,443	11,449,650
		32,633,587
Manufacturing — 2.2%
Aalberts Industries NV	799,398	19,391,106
Siemens AG	74,978	10,188,253
		29,579,359
Media — 3.4%
British Sky Broadcasting Group PLC	351,045	4,958,461
Gestevision Telecinco SA	63,700	1,834,725
Grupo Televisa SA Sponsored ADR (Mexico)	264,500	6,572,825
Mediaset SpA	1,271,900	13,154,860
Publishing & Broadcasting	129,823	2,513,968
Societe Television Francaise 1	84,280	2,332,935
Sogecable SA(a)	0	13
Vivendi SA	162,860	7,333,091
ZEE Entertainment Enterprise Ltd.	801,902	6,804,879
		45,505,757
Mining — 4.0%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	798,500	25,208,645
Impala Platinum Holdings Ltd.	442,000	16,555,120
Rio Tinto PLC GBP	125,905	11,745,951
		53,509,716

	Number of Shares	Market Value
Office Equipment/Supplies — 0.7%
Canon, Inc.	174,800	$8,851,472
Oil & Gas — 2.2%
BG Group PLC	562,840	10,383,035
BP PLC, Sponsored ADR (United Kingdom)	96,400	7,518,236
Total SA	138,490	11,146,696
		29,047,967
Oil & Gas Services — 1.4%
Technip SA	206,430	18,522,826
Pharmaceuticals — 3.9%
Astellas Pharma, Inc.	55,770	2,470,261
GlaxoSmithKline PLC	73,005	1,876,440
H. Lundbeck AS(b)	51,200	1,467,880
NeuroSearch A/S(a) (b)	224,179	17,152,897
Novogen Ltd.(a)	4,200,040	6,478,373
Roche Holding AG	36,869	6,291,336
Sanofi-Aventis	70,213	6,160,969
Santhera Pharmaceuticals- Registered(a)	25,544	2,293,874
Shionogi & Co., Ltd.	174,000	2,973,734
Takeda Pharmaceutical Co. Ltd.	75,900	4,747,703
		51,913,467
Real Estate — 2.8%
Daito Trust Construction Co., Ltd.	143,412	6,657,359
DIC Asset AG(b)	234,795	7,957,217
Solidere GDR (Lebanon)(a) (d)	547,337	9,967,007
Sumitomo Realty & Development Co., Ltd.	351,000	12,378,621
		36,960,204
Retail — 5.4%
Carphone Warehouse Group	1,196,360	8,714,679
Compagnie Financiere Richemont AG, A Units	95,527	6,820,791
Hennes & Mauritz AB Cl. B	183,600	12,207,548
Inditex SA	178,500	13,303,740
Next PLC	276,550	12,702,325
PPR SA	30,380	6,022,041
The Swatch Group AG Cl. B	24,985	7,995,284
Wolseley PLC	210,860	3,653,194
		71,419,602
Semiconductors — 0.4%
ASM International NV(b)	193,700	5,512,702
Shipbuilding — 1.4%
Hyundai Heavy Industries Co., Ltd.	33,199	18,799,620

	Number of Shares	Market Value
Software — 2.9%
Autonomy Corp. PLC(a)	689,885	$14,122,914
Compugroup Holding AG(a)	38,428	797,162
Infosys Technologies Ltd.	198,538	9,377,063
The Sage Group PLC	849,310	4,269,269
SAP AG	128,421	6,946,992
Square Enix Co., Ltd.(b)	98,800	3,249,563
		38,762,963
Telecommunications — 4.7%
KDDI Corp.	793	6,016,104
Nokia Oyj	165,200	6,543,668
Tandberg ASA(b)	822,900	21,114,017
Telefonaktiebolaget LM Ericsson Cl. B	6,889,300	20,620,678
Vodafone Group PLC	2,065,350	8,118,358
		62,412,825
Toys, Games & Hobbies — 1.6%
Nintendo Co., Ltd.	34,700	21,914,161
Transportation — 0.4%
Tsakos Energy Navigation Ltd.(b)	75,994	5,288,422
Venture Capital — 0.5%
3i Group PLC	269,851	6,088,657
TOTAL COMMON STOCK (Cost $769,674,338)		1,276,858,602
PREFERRED STOCK — 1.3%
Auto Manufacturers — 0.8%
Porsche AG	3,686	9,825,460
Insurance — 0.5%
Ceres Group, Inc.(c)	66,772	434,018
Ceres Group, Inc., Series C(c)	900,000	5,850,000
Ceres Group, Inc., Series D(a) (c)	29,700	193,050
Ceres, Inc. Preferred-Class C1(c)	30,048	195,312
		6,672,380
TOTAL PREFERRED STOCK (Cost $8,101,722)		16,497,840
TOTAL EQUITIES (Cost $777,776,060)		1,293,356,442
WARRANTS — 0.0%
Biotechnology
Marshall Edwards, Inc., Expires 12/12/2012, Strike 0.00(c)	97,405	108,829
TOTAL WARRANTS (Cost $0)		108,829
TOTAL LONG TERM INVESTMENTS (Cost $777,776,060)		1,293,465,271

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 11.6%
Cash Equivalents — 8.6%(f)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$830,657	$830,657
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	2,076,642	2,076,642
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	1,661,313	1,661,313
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	2,491,970	2,491,970
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	1,038,321	1,038,321
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	2,491,970	2,491,970
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	1,661,313	1,661,313
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	1,038,321	1,038,321
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	1,038,321	1,038,321
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	1,245,985	1,245,985
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	1,038,321	1,038,321
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	4,983,940	4,983,940
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	2,076,642	2,076,642
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	2,076,642	2,076,642
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	1,245,985	1,245,985
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	4,153,284	4,153,284
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	4,153,284	4,153,284

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	$830,657	$830,657
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	2,699,634	2,699,634
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	1,038,321	1,038,321
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	1,245,985	1,245,985
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	3,114,963	3,114,963
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	4,153,284	4,153,284
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	3,114,963	3,114,963
Freddie Mac Agency 4.533% 11/05/2007	261,007	261,007
Freddie Mac Agency Discount Note 4.527% 11/13/2007	808,458	808,458
General Electric Capital Corp. 4.822% 11/14/2007	4,134,455	4,134,455
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	2,076,642	2,076,642
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	3,114,963	3,114,963
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	2,076,642	2,076,642
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	4,153,284	4,153,284
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	4,153,284	4,153,284
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	3,114,963	3,114,963
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	1,868,978	1,868,978
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	1,038,321	1,038,321

	Principal Amount	Market Value
Reserve Primary Money Market Fund(e)	$1,887,923	$1,887,923
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	1,245,985	1,245,985
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	6,229,924	6,229,924
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	1,038,321	1,038,321
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	2,076,642	2,076,642
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	4,153,284	4,153,284
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	1,661,313	1,661,313
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	830,657	830,657
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	1,661,313	1,661,313
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	6,488,490	6,488,490
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	1,038,321	1,038,321
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	3,114,962	3,114,962
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	1,038,321	1,038,321
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	2,076,642	2,076,642
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	2,076,642	2,076,642
		114,920,455

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/2007, 3.01%, due 11/01/2007(g)	$39,842,610	$39,842,610
TOTAL SHORT-TERM INVESTMENTS (Cost $154,763,065)		154,763,065
TOTAL INVESTMENTS — 108.6% (Cost $932,539,125)(h)		1,448,228,336
Other Assets/ (Liabilities) — (8.6%)		(114,212,617)
NET ASSETS — 100.0%		$1,334,015,719

Notes to Portfolio of Investments

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $9,967,007 or 0.7% of net assets.

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $39,845,941. Collateralized by a U.S Government Agency obligations with rates ranging from 5.253% to 5.441%, maturity dates ranging from 1/25/2036 to 5/15/2036, and an aggregate market value, including accrued interest, of $40,641,852.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2007

	Number of Shares	Market Value
EQUITIES — 92.7%
COMMON STOCK — 91.0%
Aerospace & Defense — 1.7%
Rolls-Royce Group PLC(a)	123,871	$1,385,452
Rolls-Royce Group-B Shr Ent(e)	5,004,388	10,370
		1,395,822
Apparel — 2.6%
China Hongxing Sports Ltd.	2,343,000	2,109,317
Banks — 8.0%
Bank of Cyprus Public Co., Ltd.	77,014	1,505,429
Julius Baer Holding AG	18,995	1,650,555
Piraeus Bank SA	46,108	1,851,432
Standard Chartered PLC	40,623	1,577,944
		6,585,360
Beverages — 1.9%
Coca-Cola Hellenic Bottling	24,846	1,541,150
Chemicals — 3.5%
Bayer AG	16,233	1,349,369
Lonza Group AG Registered	13,303	1,551,071
		2,900,440
Commercial Services — 1.7%
Mitsui & Co. Ltd.	54,000	1,406,880
Diversified Financial — 8.4%
Hellenic Exchanges SA	46,523	1,621,176
Man Group PLC	125,959	1,543,660
Nomura Holdings, Inc.	91,500	1,633,771
Singapore Exchange, Ltd.	191,000	2,099,162
		6,897,769
Engineering & Construction — 6.1%
Aker Kvaerner ASA	48,450	1,702,757
Vinci SA	17,388	1,427,717
Worleyparsons Ltd.	42,481	1,904,052
		5,034,526
Holding Company – Diversified — 1.8%
Keppel Corp, Ltd.	144,000	1,484,670
Home Furnishing — 1.9%
Rational AG	6,717	1,552,650
Insurance — 5.4%
QBE Insurance Group Ltd.	46,735	1,412,626
Swiss Reinsurance	16,353	1,537,236
Zurich Financial Services AG	5,025	1,515,846
		4,465,708

	Number of Shares	Market Value
Iron & Steel — 1.9%
ArcelorMittal	19,092	$1,540,785
Manufacturing — 1.9%
Peace Mark Holdings Ltd.	926,000	1,545,349
Mining — 12.9%
Anglo American PLC	21,692	1,492,378
Lihir Gold Ltd.(a)	398,887	1,574,586
Lonmin PLC	19,097	1,361,748
Osaka Titanium Technologies Co.	15,900	1,394,092
Oxiana Ltd.	465,122	1,833,151
Xstrata PLC	21,155	1,513,801
Zinifex Ltd.	92,051	1,453,718
		10,623,474
Oil & Gas — 5.3%
BG Group PLC	78,354	1,445,441
Total SA	16,661	1,341,000
Tullow Oil PLC	119,480	1,585,280
		4,371,721
Oil & Gas Services — 3.9%
Compagnie Generale de Geophysique-Veritas(a)	4,748	1,553,378
Furgo NV	18,520	1,623,669
		3,177,047
Pharmaceuticals — 3.5%
Novo Nordisk A/S Cl. B	10,925	1,356,710
Shire PLC	62,346	1,554,558
		2,911,268
Real Estate — 5.9%
Immoeast Immobilien AG(a)	126,711	1,544,577
Mitsui Fudosan Co. Ltd.	58,000	1,604,820
Sun Frontier Fudousan Co., Ltd.	724	1,656,701
		4,806,098
Real Estate Investment Trusts (REITS) — 1.7%
Capitaland Ltd.	250,000	1,406,071
Retail — 1.7%
Mitsubishi Corp.	43,500	1,355,290
Software — 2.0%
Software AG	17,370	1,623,434
Telecommunications — 3.5%
Cosmote Mobile Communications SA	40,960	1,413,066
Neuf Promesses	28,098	1,420,536
		2,833,602

	Number of Shares	Market Value
Transportation — 3.8%
Cargotec Corp.	24,927	$1,541,878
Tokyu Corp.	244,000	1,587,437
		3,129,315
TOTAL COMMON STOCK (Cost $58,547,472)		74,697,746
PREFERRED STOCK — 1.7%
Health Care – Services
Fresenius SE	17,124	1,355,688
TOTAL PREFERRED STOCK (Cost $1,197,550)		1,355,688
TOTAL EQUITIES (Cost $59,745,022)		76,053,434
MUTUAL FUND — 3.4%
Investment Companies
iShares MSCI EAFE Index Fund(b)	32,126	2,771,189
TOTAL MUTUAL FUND (Cost $2,656,997)		2,771,189
TOTAL LONG TERM INVESTMENTS (Cost $62,402,019)		78,824,623
	Principal Amount
SHORT-TERM INVESTMENTS — 6.8%
Cash Equivalents — 3.3%(d)
Abbey National PLC Eurodollar Time Deposit 4.850% 11/08/2007	$19,931	19,931
ABN Amro Bank NV Eurodollar Time Deposit 4.795% 11/21/2007	49,836	49,836
ABN Amro Bank NV Eurodollar Time Deposit 4.950% 11/14/2007	39,869	39,869
ABN Amro Bank NV Eurodollar Time Deposit 5.050% 11/13/2007	59,803	59,803
Bank of Nova Scotia Eurodollar Time Deposit 4.650% 11/30/2007	24,918	24,918
Bank of Nova Scotia Eurodollar Time Deposit 4.800% 11/26/2007	59,803	59,803

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.940% 11/16/2007	$39,869	$39,869
Bank of Nova Scotia Eurodollar Time Deposit 4.950% 11/19/2007	24,918	24,918
Bank of Nova Scotia Eurodollar Time Deposit 5.000% 11/15/2007	24,918	24,918
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	29,902	29,902
Barclays Eurodollar Time Deposit 5.330% 11/05/2007	24,918	24,918
BNP Paribas Eurodollar Time Deposit 4.720% 11/01/2007	119,606	119,606
BNP Paribas Eurodollar Time Deposit 4.800% 11/23/2007	49,836	49,836
BNP Paribas Eurodollar Time Deposit 4.900% 11/01/2007	49,836	49,836
BNP Paribas Eurodollar Time Deposit 5.020% 11/15/2007	29,902	29,902
Calyon Eurodollar Time Deposit 4.875% 11/01/2007	99,672	99,672
Calyon Eurodollar Time Deposit 5.330% 11/07/2007	99,672	99,672
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.340% 11/09/2007	19,934	19,934
Dexia Group Eurodollar Time Deposit 4.980% 11/14/2007	64,787	64,787
Dexia Group Eurodollar Time Deposit 5.000% 11/05/2007	24,918	24,918
Dexia Group Eurodollar Time Deposit 5.100% 11/05/2007	29,902	29,902
Fifth Third Bancorp Eurodollar Time Deposit 4.625% 11/01/2007	74,754	74,754
Fortis Bank Eurodollar Time Deposit 4.820% 11/01/2007	99,672	99,672

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.330% 11/05/2007	$74,754	$74,754
Freddie Mac Agency 4.533% 11/05/2007	6,264	6,264
Freddie Mac Agency Discount Note 4.527% 11/13/2007	19,402	19,402
General Electric Capital Corp. 4.822% 11/14/2007	99,220	99,220
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	49,836	49,836
Lloyds TSB Bank Eurodollar Time Deposit 4.880% 11/20/2007	74,754	74,754
Lloyds TSB Bank Eurodollar Time Deposit 4.950% 11/09/2007	49,836	49,836
National Australia Bank Eurodollar Time Deposit 4.800% 11/01/2007	99,672	99,672
Rabobank Nederland Eurodollar Time Deposit 4.813% 11/01/2007	99,672	99,672
Rabobank Nederland Eurodollar Time Deposit 4.820% 11/08/2007	74,754	74,754
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/01/2007	44,852	44,852
Rabobank Nederland Eurodollar Time Deposit 4.950% 11/15/2007	24,918	24,918
Reserve Primary Money Market Fund(c)	45,307	45,307
Royal Bank of Canada Eurodollar Time Deposit 4.950% 11/16/2007	29,902	29,902
Royal Bank of Scotland Eurodollar Time Deposit 4.950% 11/01/2007	149,508	149,508
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	24,918	24,918
Royal Bank of Scotland Eurodollar Time Deposit 5.330% 11/07/2007	49,836	49,836
Societe Generale Eurodollar Time Deposit 4.813% 11/01/2007	99,672	99,672
Societe Generale Eurodollar Time Deposit 5.050% 11/02/2007	39,869	39,869

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.050% 11/19/2007	$19,934	$19,934
Societe Generale Eurodollar Time Deposit 5.120% 11/01/2007	39,869	39,869
Svenska Handlesbanken Eurodollar Time Deposit 4.840% 11/01/2007	155,713	155,713
Toronto Dominion Bank Eurodollar Time Deposit 4.880% 11/06/2007	24,918	24,918
Toronto Dominion Bank Eurodollar Time Deposit 5.000% 11/07/2007	74,754	74,754
UBS AG Eurodollar Time Deposit 5.365% 11/08/2007	24,918	24,918
Wells Fargo Eurodollar Time Deposit 4.750% 11/23/2007	49,836	49,836
Wells Fargo Eurodollar Time Deposit 4.800% 11/09/2007	49,836	49,836
		2,757,900
Repurchase Agreements — 3.5%
State Street Bank & Trust Co. Repurchase, Agreement dated 10/31/2007, 3.01%, due 11/01/2007(f)	2,857,127	2,857,127
TOTAL SHORT-TERM INVESTMENTS (Cost $5,615,027)		5,615,027
TOTAL INVESTMENTS — 102.9% (Cost $68,017,046)(g)		84,439,650
Other Assets/ (Liabilities) — (2.9%)		(2,345,973)
NET ASSETS — 100.0%		$82,093,677

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  This security is valued in good faith under procedures established by the Board of Trustees.

(f)  Maturity value of $2,857,366. Collateralized by a U.S. Government Agency obligation with a rate of 4.749%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $2,917,618.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Assets:
Investments, at value (Note 2)(a)	$-	$279,782,981	$358,291,494	$1,523,028,321
Short-term investments, at value (Note 2)(b)	832,811,498	255,023,122	939,763	327,663,208
Total investments(c)	832,811,498	534,806,103	359,231,257	1,850,691,529
Cash	-	-	-	-
Foreign currency, at value(d)	-	-	-	-
Receivables from:
Investments sold	-	-	-	4,514,106
Open forward foreign currency contracts (Note 2)	-	-	-	-
Investment adviser (Note 3)	20,431	27,905	-	48,815
Fund shares sold	11,785,302	148,472	172,682	654,788
Interest and dividends	36	2,661,729	1,941,820	14,676,075
Foreign taxes withheld	-	-	-	-
Open swap agreements (Note 2)	-	1,080,099	-	3,576,181
Options premiums (Note 2)	-	-	-	-
Total assets	844,617,267	538,724,308	361,345,759	1,874,161,494
Liabilities:
Payables for:
Investments purchased	-	749,332	-	8,693,601
Written options outstanding, at value (Note 2)(e)	-	614,529	-	1,843,587
Dividends (Note 2)	1,362	-	-	-
Open forward foreign currency contracts (Note 2)	-	-	-	-
Fund shares repurchased	5,406,284	2,501,342	11,108	66,914
Variation margin on open futures contracts (Note 2)	-	-	-	182,563
Securities on loan (Note 2)	-	1,131,434	-	91,670,885
Settlement of investments purchased on a when issued basis (Note 2)	-	38,137,929	-	231,806,386
Open swap agreements, at value (Note 2)	-	40,570	-	125,337
Trustees' fees and expenses (Note 3)	21,711	14,739	2,891	56,348
Affiliates (Note 3):
Investment management fees	266,973	178,992	155,491	664,640
Administration fees	101,832	84,320	34,532	187,352
Service fees	62,993	15,830	6,716	41,770
Distribution fees	-	902	54	956
Due to custodian	290	18,684	-	34,874
Broker for collateral held for open futures contracts (Note 2)	-	1,086,192	-	1,034,057
Accrued expense and other liabilities	78,481	63,428	50,325	112,098
Total liabilities	5,939,926	44,638,223	261,117	336,521,368
Net assets	$838,677,341	$494,086,085	$361,084,642	$1,537,640,126
Net assets consist of:
Paid-in capital	$838,690,319	$483,039,990	$356,144,504	$1,493,760,672
Undistributed net investment income (distributions in excess of net investment income)	(18,231)	20,095,502	14,069,399	60,538,516
Accumulated net realized gain (loss) on investments	5,253	(8,342,799)	(7,387,562)	(21,250,737)
Net unrealized appreciation (depreciation) on investments	-	(706,608)	(1,741,699)	4,591,675
Net assets	$838,677,341	$494,086,085	$361,084,642	$1,537,640,126
(a) Cost of investments - unaffiliated issuers:	$-	$281,162,714	$360,033,193	$1,521,069,263
(b) Cost of short-term investments:	$832,811,498	$255,023,122	$939,763	$327,663,208
(c) Securities on loan with market value of:	$-	$1,077,507	$-	$87,423,090
(d) Cost of foreign currency:	$-	$-	$-	$-
(e) Premiums on written options:	$-	$488,250	$-	$1,464,751

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Assets:
Investments, at value (Note 2)(a)	$484,168,915	$331,001,327	$184,240,342
Short-term investments, at value (Note 2)(b)	124,783,523	76,259,870	41,406,584
Total investments(c)	608,952,438	407,261,197	225,646,926
Cash	-	-	22,306
Foreign currency, at value(d)	-	1,150,509	-
Receivables from:
Investments sold	2,628,091	2,484,699	2,550,369
Open forward foreign currency contracts (Note 2)	-	6,196,537	-
Investment adviser (Note 3)	20,894	34,102	-
Fund shares sold	408,276	323,242	109,140
Interest and dividends	4,770,541	4,463,351	4,887,249
Foreign taxes withheld	-	1,078	-
Open swap agreements (Note 2)	1,203,970	22,718,612	-
Options premiums (Note 2)	-	10,667	-
Total assets	617,984,210	444,643,994	233,215,990
Liabilities:
Payables for:
Investments purchased	2,894,315	3,196,481	4,446,036
Written options outstanding, at value (Note 2)(e)	614,529	37,651	-
Dividends (Note 2)	-	-	-
Open forward foreign currency contracts (Note 2)	-	5,144,817	-
Fund shares repurchased	38,803	41,930	22,574
Variation margin on open futures contracts (Note 2)	53,703	695,642	-
Securities on loan (Note 2)	38,146,853	3,269,294	30,207,230
Settlement of investments purchased on a when issued basis (Note 2)	72,066,777	8,054,512	-
Open swap agreements, at value (Note 2)	36,041	2,304,709	-
Trustees' fees and expenses (Note 3)	7,177	1,985	1,047
Affiliates (Note 3):
Investment management fees	226,119	203,397	89,489
Administration fees	89,836	112,381	37,703
Service fees	10,265	7,421	7,675
Distribution fees	360	132	438
Due to custodian	34,459	7,324,469	-
Broker for collateral held for open futures contracts (Note 2)	987,375	-	-
Accrued expense and other liabilities	63,744	96,733	43,365
Total liabilities	115,270,356	30,491,554	34,855,557
Net assets	$502,713,854	$414,152,440	$198,360,433
Net assets consist of:
Paid-in capital	$484,045,084	$380,789,627	$187,831,191
Undistributed net investment income (distributions in excess of net investment income)	17,875,588	20,571,863	11,837,262
Accumulated net realized gain (loss) on investments	(110,103)	2,600,567	496,531
Net unrealized appreciation (depreciation) on investments	903,285	10,190,383	(1,804,551)
Net assets	$502,713,854	$414,152,440	$198,360,433
(a) Cost of investments - unaffiliated issuers:	$484,109,908	$322,153,932	$186,044,893
(b) Cost of short-term investments:	$124,783,523	$76,259,870	$41,406,584
(c) Securities on loan with market value of:	$36,441,701	$3,110,776	$28,655,958
(d) Cost of foreign currency:	$-	$1,072,157	$-
(e) Premiums on written options:	$488,250	$33,762	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Class A shares:
Net assets	$281,269,736	$64,506,256	$29,868,084	$183,195,583
Shares outstanding	281,269,743	6,235,388	2,873,644	16,703,628
Net asset value and redemption price per share	$1.00	$10.35	$10.39	$10.97
Offering price per share (100/[100-maximum sales charge] of net asset value)	$-	$10.73	$10.91	$11.52
Class L shares:
Net assets	$84,966,615	$173,954,045	$63,393,733	$368,953,845
Shares outstanding	84,966,775	16,759,328	6,043,709	33,413,165
Net asset value, offering price and redemption price per share	$1.00	$10.38	$10.49	$11.04
Class Y shares:
Net assets	$213,689,961	$55,094,300	$71,071,583	$202,008,212
Shares outstanding	213,690,784	5,285,523	6,758,118	18,229,457
Net asset value, offering price and redemption price per share	$1.00	$10.42	$10.52	$11.08
Class S shares:
Net assets	$258,751,029	$196,525,400	$196,516,898	$779,238,674
Shares outstanding	258,749,861	18,735,279	18,655,847	69,927,758
Net asset value, offering price and redemption price per share	$1.00	$10.49	$10.53	$11.14
Class N shares:
Net assets	$-	$4,006,084	$234,344	$4,243,812
Shares outstanding	-	388,718	22,444	388,551
Net asset value, offering price and redemption price per share	$-	$10.31	$10.44	$10.92

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Class A shares:
Net assets	$44,027,666	$33,246,514	$32,164,186
Shares outstanding	4,013,579	3,047,126	2,953,128
Net asset value and redemption price per share	$10.97	$10.91	$10.89
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.52	$11.45	$11.55
Class L shares:
Net assets	$191,935,532	$302,119,048	$5,135,189
Shares outstanding	17,589,029	27,428,206	469,550
Net asset value, offering price and redemption price per share	$10.91	$11.01	$10.94
Class Y shares:
Net assets	$51,536,951	$12,619,857	$105,706,144
Shares outstanding	4,698,180	1,143,812	9,619,954
Net asset value, offering price and redemption price per share	$10.97	$11.03	$10.99
Class S shares:
Net assets	$213,606,073	$65,577,572	$53,406,343
Shares outstanding	19,407,646	5,951,382	4,862,051
Net asset value, offering price and redemption price per share	$11.01	$11.02	$10.98
Class N shares:
Net assets	$1,607,632	$589,449	$1,948,571
Shares outstanding	148,276	53,849	179,084
Net asset value, offering price and redemption price per share	$10.84	$10.95	$10.88

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund
Investments, at value (Note 2)(a)	$174,098,240	$483,894,038	$583,115,156	$67,599,969
Short-term investments, at value (Note 2)(b)	41,706,815	39,113,774	26,362,726	7,805,351
Total investments(c)	215,805,055	523,007,812	609,477,882	75,405,320
Cash	4,604	5,017	22,113	1,244
Receivables from:
Investments sold	9,450,901	25,379,881	30,565,251	3,955,759
Investment adviser (Note 3)	17,744	-	-	-
Fund shares sold	4,556	40,299	410,962	1,351
Interest and dividends	711,486	357,300	926,960	70,829
Foreign taxes withheld	9	44,925	6	5
Open swap agreements (Note 2)	155,173	-	-	-
Total assets	226,149,528	548,835,234	641,403,174	79,434,508
Liabilities:
Payables for:
Investments purchased	8,375,861	12,431,989	33,132,425	4,199,698
Written options outstanding, at value (Note 2)(d)	307,264	-	-	-
Fund shares repurchased	110,460	953,677	621,157	255,906
Variation margin on open futures contracts (Note 2)	11,827	-	-	-
Securities on loan (Note 2)	13,797,580	35,225,398	24,144,116	7,629,546
Settlement of investments purchased on a when issued basis (Note 2)	5,883,706	-	-	-
Open swap agreements, at value (Note 2)	5,656	-	-	-
Trustees' fees and expenses (Note 3)	11,506	36,730	-	339
Affiliates (Note 3):
Investment management fees	85,792	230,930	271,912	30,415
Administration fees	19,861	52,528	76,942	8,405
Service fees	2,671	6,461	4,477	1,752
Distribution fees	33	30	106	144
Accrued expense and other liabilities	61,555	59,615	57,547	49,558
Total liabilities	28,673,772	48,997,358	58,308,682	12,175,763
Net assets	$197,475,756	$499,837,876	$583,094,492	$67,258,745
Net assets consist of:
Paid-in capital	$182,401,442	$404,166,394	$568,395,319	$63,471,019
Undistributed net investment income (distributions in excess of net investment income)	4,563,595	(33,450)	9,533	529,699
Accumulated net realized gain (loss) on investments	2,006,091	54,107,125	(2,192,132)	(1,233,141)
Net unrealized appreciation (depreciation) on investments	8,504,628	41,597,807	16,881,772	4,491,168
Net assets	$197,475,756	$499,837,876	$583,094,492	$67,258,745
(a) Cost of investments - unaffiliated issuers:	$165,642,686	$442,296,231	$566,233,384	$63,108,801
(b) Cost of short-term investments:	$41,706,815	$39,113,774	$26,362,726	$7,805,351
(c) Securities on loan with market value of:	$13,402,573	$34,145,302	$23,384,984	$7,444,224
(d) Premiums on written options:	$244,125	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Investments, at value (Note 2)(a)	$362,937,877	$1,185,451,351	$85,354,519
Short-term investments, at value (Note 2)(b)	18,318,985	115,624,138	11,711,447
Total investments(c)	381,256,862	1,301,075,489	97,065,966
Cash	5,423	57,931	4,710
Receivables from:
Investments sold	5,465,643	3,690,409	279,152
Investment adviser (Note 3)	39,780	121,244	5,763
Fund shares sold	131,812	702,636	66,329
Interest and dividends	371,956	259,351	19,663
Foreign taxes withheld	8	135,312	-
Open swap agreements (Note 2)	-	-	-
Total assets	387,271,484	1,306,042,372	97,441,583
Liabilities:
Payables for:
Investments purchased	5,160,701	6,762,328	408,069
Written options outstanding, at value (Note 2)(d)	-	-	-
Fund shares repurchased	69,263	35,359	-
Variation margin on open futures contracts (Note 2)	-	-	-
Securities on loan (Note 2)	17,389,161	84,658,451	10,247,864
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-
Open swap agreements, at value (Note 2)	-	-	-
Trustees' fees and expenses (Note 3)	2,454	6,602	500
Affiliates (Note 3):
Investment management fees	214,141	700,124	41,987
Administration fees	57,835	188,622	16,767
Service fees	4,548	81,100	281
Distribution fees	28	360	31
Accrued expense and other liabilities	54,313	92,889	44,250
Total liabilities	22,952,444	92,525,835	10,759,749
Net assets	$364,319,040	$1,213,516,537	$86,681,834
Net assets consist of:
Paid-in capital	$282,662,887	$915,280,142	$114,880,407
Undistributed net investment income (distributions in excess of net investment income)	3,266,915	116,479	0
Accumulated net realized gain (loss) on investments	44,126,745	24,989,781	(41,513,655)
Net unrealized appreciation (depreciation) on investments	34,262,493	273,130,135	13,315,082
Net assets	$364,319,040	$1,213,516,537	$86,681,834
(a) Cost of investments - unaffiliated issuers:	$328,675,384	$912,321,702	$72,039,254
(b) Cost of short-term investments:	$18,318,985	$115,624,138	$11,711,447
(c) Securities on loan with market value of:	$17,019,265	$82,498,189	$10,027,544
(d) Premiums on written options:	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund
Class A shares:
Net assets	$11,595,462	$27,777,868	$18,838,021	$7,135,846
Shares outstanding	1,047,051	1,344,180	1,435,527	516,108
Net asset value and redemption price per share	$11.07	$20.67	$13.12	$13.83
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.75	$21.93	$13.92	$14.67
Class L shares:
Net assets	$2,417,761	$78,979,834	$118,847,408	$1,972,176
Shares outstanding	215,523	3,804,889	9,016,469	141,835
Net asset value, offering price and redemption price per share	$11.22	$20.76	$13.18	$13.90
Class Y shares:
Net assets	$2,597,146	$4,389,490	$157,739,650	$57,124,673
Shares outstanding	224,077	211,405	11,928,623	4,104,211
Net asset value, offering price and redemption price per share	$11.59	$20.76	$13.22	$13.92
Class S shares:
Net assets	$180,718,696	$388,558,604	$287,201,290	$390,247
Shares outstanding	16,054,463	18,695,863	21,606,964	27,959
Net asset value, offering price and redemption price per share	$11.26	$20.78	$13.29	$13.96
Class N shares:
Net assets	$146,691	$132,080	$468,123	$635,803
Shares outstanding	13,377	6,439	35,498	45,986
Net asset value, offering price and redemption price per share	$10.97	$20.51	$13.19	$13.83

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Class A shares:
Net assets	$20,165,063	$363,471,160	$1,149,833
Shares outstanding	1,612,891	27,103,704	101,328
Net asset value and redemption price per share	$12.50	$13.41	$11.35
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.26	$14.23	$12.04
Class L shares:
Net assets	$99,144,973	$75,118,930	$25,515,153
Shares outstanding	7,876,796	5,600,842	2,231,753
Net asset value, offering price and redemption price per share	$12.59	$13.41	$11.43
Class Y shares:
Net assets	$125,609	$57,564,330	$136,760
Shares outstanding	10,011	4,280,682	11,931
Net asset value, offering price and redemption price per share	$12.55	$13.45	$11.46
Class S shares:
Net assets	$244,758,059	$715,738,283	$59,741,822
Shares outstanding	19,381,854	52,993,995	5,204,275
Net asset value, offering price and redemption price per share	$12.63	$13.51	$11.48
Class N shares:
Net assets	$125,336	$1,623,834	$138,266
Shares outstanding	10,011	122,385	12,241
Net asset value, offering price and redemption price per share	$12.52	$13.27	$11.30

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund
Assets:
Investments, at value (Note 2)(a)	$335,435,492	$54,016,180	$101,203,201	$121,032,635
Short-term investments, at value (Note 2)(b)	30,211,528	13,282,212	31,323,059	23,430,576
Total investments(c)	365,647,020	67,298,392	132,526,260	144,463,211
Cash	6,022	3,271	33,083	13,373
Foreign currency, at value(d)	-	-	-	-
Receivables from:
Investments sold	19,600,637	1,344,437	571,378	2,677,889
Investment adviser (Note 3)	-	-	-	18,216
Fund shares sold	413,247	16,617	557	135,114
Interest and dividends	187,391	27,890	83,428	217,972
Foreign taxes withheld	-	-	-	4
Total assets	385,854,317	68,690,607	133,214,706	147,525,779
Liabilities:
Payables for:
Investments purchased	21,590,427	1,069,656	-	3,169,899
Fund shares repurchased	13,992	134,843	150,655	1,372
Securities on loan (Note 2)	26,231,356	10,312,312	28,760,889	22,202,986
Trustees' fees and expenses (Note 3)	909	133	801	367
Affiliates (Note 3):
Investment management fees	148,061	39,467	68,558	63,089
Administration fees	25,878	7,617	12,753	17,313
Service fees	1,035	3,931	1,219	752
Distribution fees	31	198	349	7
Due to custodian	-	-	-	-
Accrued expense and other liabilities	48,486	53,561	43,770	66,210
Total liabilities	48,060,175	11,621,718	29,038,994	25,521,995
Net assets	$337,794,142	$57,068,889	$104,175,712	$122,003,784
Net assets consist of:
Paid-in capital	$299,915,777	$51,715,089	$74,074,960	$115,193,778
Undistributed net investment income (distributions in excess of net investment income)	998,115	860	87,256	683,413
Accumulated net realized gain (loss) on investments	9,480,018	2,428,693	23,103,047	1,998,210
Net unrealized appreciation (depreciation) on investments	27,400,232	2,924,247	6,910,449	4,128,383
Net assets	$337,794,142	$57,068,889	$104,175,712	$122,003,784
(a) Cost of investments - unaffiliated issuers:	$308,035,260	$51,091,933	$94,292,752	$116,904,264
(b) Cost of short-term investments:	$30,211,528	$13,282,212	$31,323,059	$23,430,576
(c) Securities on loan with market value of:	$25,426,523	$10,033,110	$27,463,085	$21,427,499
(d) Cost of foreign currency:	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund
Assets:
Investments, at value (Note 2)(a)	$398,381,985	$778,981,723	$1,293,465,271	$78,824,623
Short-term investments, at value (Note 2)(b)	74,246,835	63,771,138	154,763,065	5,615,027
Total investments(c)	472,628,820	842,752,861	1,448,228,336	84,439,650
Cash	40,451	63,393	23,533	478,283
Foreign currency, at value(d)	-	1,767,192	-	-
Receivables from:
Investments sold	8,923,028	1,361,533	1,357,395	970,137
Investment adviser (Note 3)	60,890	77,412	-	-
Fund shares sold	14,789	106,213	267,520	132,533
Interest and dividends	730,819	594,688	1,407,778	104,638
Foreign taxes withheld	48	22,197	348,364	17,435
Total assets	482,398,845	846,745,489	1,451,632,926	86,142,676
Liabilities:
Payables for:
Investments purchased	8,226,753	-	1,179,451	903,306
Fund shares repurchased	915,163	138,946	13,246	49,213
Securities on loan (Note 2)	73,321,956	57,830,007	114,920,455	2,757,900
Trustees' fees and expenses (Note 3)	19,017	5,166	32,693	224
Affiliates (Note 3):
Investment management fees	211,325	566,545	1,049,453	60,590
Administration fees	67,428	184,922	197,919	14,704
Service fees	37,233	11,298	22,646	7,481
Distribution fees	23	192	67	180
Due to custodian	-	-	-	162,063
Accrued expense and other liabilities	81,798	108,842	201,277	93,338
Total liabilities	82,880,696	58,845,918	117,617,207	4,048,999
Net assets	$399,518,149	$787,899,571	$1,334,015,719	$82,093,677
Net assets consist of:
Paid-in capital	$307,370,338	$533,114,207	$844,582,173	$63,431,723
Undistributed net investment income (distributions in excess of net investment income)	2,848,936	3,642,866	6,273,413	92,676
Accumulated net realized gain (loss) on investments	64,969,079	41,756,422	(32,561,939)	2,149,635
Net unrealized appreciation (depreciation) on investments	24,329,796	209,386,076	515,722,072	16,419,643
Net assets	$399,518,149	$787,899,571	$1,334,015,719	$82,093,677
(a) Cost of investments - unaffiliated issuers:	$374,052,189	$569,614,400	$777,776,060	$62,402,019
(b) Cost of short-term investments:	$74,246,835	$63,771,138	$154,763,065	$5,615,027
(c) Securities on loan with market value of:	$70,817,811	$54,868,640	$111,817,553	$2,734,442
(d) Cost of foreign currency:	$-	$1,747,988	$-	$(162,953)

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2007

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund	MassMutual Premier Small Capitalization Value Fund		MassMutual Premier Main Street Small Cap Fund
Class A shares:
Net assets	$4,531,866	$18,211,408	$3,670,732		$3,419,712
Shares outstanding	420,979	1,406,786	237,344		298,242
Net asset value and redemption price per share	$10.77	$12.95	$15.47		$11.47
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.43	$13.74	$16.41		$12.17
Class L shares:
Net assets	$92,738,058	$1,322,431	$981		$49,729,038
Shares outstanding	8,573,583	101,698	63		4,322,681
Net asset value, offering price and redemption price per share	$10.82	$13.00	$15.63	*	$11.50
Class Y shares:
Net assets	$99,772,472	$10,351,743	$7,642,264		$108
Shares outstanding	9,193,899	795,090	487,693		9
Net asset value, offering price and redemption price per share	$10.85	$13.02	$15.67		$11.52	*
Class S shares:
Net assets	$140,611,456	$26,300,716	$91,325,090		$68,822,263
Shares outstanding	12,975,381	2,019,504	5,819,840		5,972,417
Net asset value, offering price and redemption price per share	$10.84	$13.02	$15.69		$11.52
Class N shares:
Net assets	$140,290	$882,591	$1,536,645		$32,663
Shares outstanding	13,085	68,244	100,329		2,855
Net asset value, offering price and redemption price per share	$10.72	$12.93	$15.32		$11.44

*  Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund
Class A shares:
Net assets	$163,154,073	$49,634,612	$103,369,187	$36,717,562
Shares outstanding	12,951,503	3,485,169	5,370,397	2,134,549
Net asset value and redemption price per share	$12.60	$14.24	$19.25	$17.20
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.37	$15.11	$20.42	$18.25
Class L shares:
Net assets	$8,595,018	$303,017,157	$113,297,542	$17,631,728
Shares outstanding	674,811	21,094,731	5,823,646	1,020,966
Net asset value, offering price and redemption price per share	$12.74	$14.36	$19.45	$17.27
Class Y shares:
Net assets	$6,898,456	$10,514,162	$83,332,677	$738,874
Shares outstanding	539,573	733,258	4,253,246	42,676
Net asset value, offering price and redemption price per share	$12.79	$14.34	$19.59	$17.31
Class S shares:
Net assets	$220,766,980	$423,869,963	$1,033,708,781	$26,158,915
Shares outstanding	17,192,032	29,403,480	52,647,551	1,509,737
Net asset value, offering price and redemption price per share	$12.84	$14.42	$19.63	$17.33
Class N shares:
Net assets	$103,622	$863,677	$307,532	$846,598
Shares outstanding	8,344	60,371	16,144	49,506
Net asset value, offering price and redemption price per share	$12.42	$14.31	$19.05	$17.10

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2007

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Investment Income (Note 2):
Dividends(a)	$-	$-	$-	$-
Interest	41,337,502	27,375,166	13,799,026	84,974,345
Securities lending net income	-	896	-	255,955
Total investment income	41,337,502	27,376,062	13,799,026	85,230,300
Expenses (Note 3):
Investment management fees (Note 3)	2,749,013	2,067,447	1,697,597	7,640,245
Custody fees	65,954	51,733	28,355	158,816
Trustee reporting	2,684	2,684	2,685	2,685
Audit and legal fees	67,904	56,670	40,904	66,357
Proxy fees	575	1,137	574	575
Shareholder reporting fees	45,011	34,641	20,700	111,305
Trustees' fees (Note 3)	51,410	34,914	24,285	110,586
	2,982,551	2,249,226	1,815,100	8,090,569
Administration fees (Note 3):
Class A	826,780	218,917	68,933	546,026
Class L	298,458	518,196	130,430	1,075,368
Class Y	324,807	147,270	101,847	306,643
Class S	196,846	233,916	63,010	675,691
Class N	-	6,612	748	7,229
Distribution fees (Note 3):
Class N	-	4,481	566	5,090
Service fees (Note 3):
Class A	632,869	171,618	61,372	478,802
Class N	-	4,481	566	5,090
Total expenses	5,262,311	3,554,717	2,242,572	11,190,508
Expenses waived (Note 3)	(49,747)	(72,722)	-	(53,986)
Class A administration fees waived (Note 3)	(455,665)	(48,053)	(11,529)	(153,217)
Class L administration fees waived (Note 3)	(164,490)	(113,746)	-	(301,752)
Class N administration fees waived (Note 3)	-	(1,255)	(95)	(1,629)
Net expenses	4,592,409	3,318,941	2,230,948	10,679,924
Net investment income (loss)	36,745,093	24,057,121	11,568,078	74,550,376
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	-	861,414	(1,599,353)	(28,090)
Futures contracts	-	-	-	2,887,983
Written options	-	84,217	-	270,370
Swap contracts	-	1,288,969	-	2,608,883
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	-	2,234,600	(1,599,353)	5,739,146
Net change in unrealized appreciation (depreciation) on:
Investments	-	1,171,892	11,012,900	3,139,257
Futures contracts	-	-	-	(1,181,900)
Written options	-	(190,987)	-	(585,902)
Swap contracts	-	1,156,282	-	3,605,679
Translation of assets and liabilities in foreign currencies	-	34,009	-	-
Net unrealized appreciation (depreciation)	-	2,171,196	11,012,900	4,977,134
Net realized gain (loss) and change in unrealized appreciation (depreciation)	-	4,405,796	9,413,547	10,716,280
Net increase (decrease) in net assets resulting from operations	$36,745,093	$28,462,917	$20,981,625	$85,266,656
(a) Net of withholding tax of:	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Investment Income (Note 2):
Dividends(a)	$3,244	$51,166	$-
Interest	25,255,610	19,067,192	14,901,000
Securities lending net income	139,685	44,488	139,115
Total investment income	25,398,539	19,162,846	15,040,115
Expenses (Note 3):
Investment management fees (Note 3)	2,319,007	1,918,587	880,225
Custody fees	63,853	202,649	14,751
Trustee reporting	2,685	2,684	2,685
Audit and legal fees	55,013	68,357	34,251
Proxy fees	575	575	575
Shareholder reporting fees	28,525	19,418	7,493
Trustees' fees (Note 3)	31,806	20,991	11,373
	2,501,464	2,233,261	951,353
Administration fees (Note 3):
Class A	135,262	83,695	86,193
Class L	739,764	919,201	13,784
Class Y	53,668	15,838	198,352
Class S	338,343	62,953	61,977
Class N	5,954	2,195	7,775
Distribution fees (Note 3):
Class N	3,578	1,407	4,929
Service fees (Note 3):
Class A	92,392	61,541	62,586
Class N	3,578	1,407	4,929
Total expenses	3,874,003	3,381,498	1,391,878
Expenses waived (Note 3)	(71,146)	(299,428)	-
Class A administration fees waived (Note 3)	(55,435)	-	-
Class L administration fees waived (Note 3)	(295,119)	-	-
Class N administration fees waived (Note 3)	(2,147)	-	-
Net expenses	3,450,156	3,082,070	1,391,878
Net investment income (loss)	21,948,383	16,080,776	13,648,237
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,483,516	5,389,135	482,333
Futures contracts	448,070	1,970,131	-
Written options	61,481	411,360	-
Swap contracts	771,007	2,584,543	-
Foreign currency transactions	-	463,373	-
Net realized gain (loss)	3,764,074	10,818,542	482,333
Net change in unrealized appreciation (depreciation) on:
Investments	136,440	7,335,249	(3,472,979)
Futures contracts	(202,845)	21,991	-
Written options	(172,163)	(1,507)	-
Swap contracts	1,049,218	(514,101)	-
Translation of assets and liabilities in foreign currencies	-	1,737,191	-
Net unrealized appreciation (depreciation)	810,650	8,578,823	(3,472,979)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	4,574,724	19,397,365	(2,990,646)
Net increase (decrease) in net assets resulting from operations	$26,523,107	$35,478,141	$10,657,591
(a) Net of withholding tax of:	$338	$3,605	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2007

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund
Investment Income (Note 2):
Dividends(a)	$2,416,209	$8,571,319	$8,660,144	$1,055,342
Interest	4,658,299	534,377	128,203	17,656
Securities lending net income	22,827	74,181	61,207	6,025
Total investment income	7,097,335	9,179,877	8,849,554	1,079,023
Expenses (Note 3):
Investment management fees (Note 3)	1,001,556	2,520,751	1,773,929	284,021
Custody fees	59,501	69,530	59,540	22,634
Trustee reporting	2,683	2,685	647	2,685
Audit and legal fees	65,972	38,805	36,713	34,012
Proxy fees	975	1,537	1,077	975
Shareholder reporting fees	18,481	33,910	17,750	1,163
Trustees' fees (Note 3)	14,239	32,693	17,107	3,430
	1,163,407	2,699,911	1,906,763	348,920
Administration fees (Note 3):
Class A	41,782	84,371	37,091	14,376
Class L	9,200	219,125	250,639	3,237
Class Y	5,702	6,910	220,691	57,783
Class S	167,835	258,849	71,353	173
Class N	643	1,609	1,145	772
Distribution fees (Note 3):
Class N	352	1,070	777	610
Service fees (Note 3):
Class A	26,324	66,791	30,057	13,496
Class N	352	1,070	777	610
Total expenses	1,415,597	3,339,706	2,519,293	439,977
Expenses waived (Note 3)	(92,578)	-	(21,077)	(23,140)
Net expenses	1,323,019	3,339,706	2,498,216	416,837
Net investment income (loss)	5,774,316	5,840,171	6,351,338	662,186
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	16,517,974	65,759,019	14,357,694	4,634,718
Futures contracts	465,446	-	-	-
Written options	11,471	-	-	-
Swap contracts	78,881	-	-	-
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	17,073,772	65,759,019	14,357,694	4,634,718
Net change in unrealized appreciation (depreciation) on:
Investments	(2,232,753)	10,504,807	4,800,428	1,227,171
Futures contracts	(57,639)	-	-	-
Written options	(71,963)	-	-	-
Swap contracts	170,798	-	-	-
Translation of assets and liabilities in foreign currencies	-	-	-	-
Net unrealized appreciation (depreciation)	(2,191,557)	10,504,807	4,800,428	1,227,171
Net realized gain (loss) and change in unrealized appreciation (depreciation)	14,882,215	76,263,826	19,158,122	5,861,889
Net increase (decrease) in net assets resulting from operations	$20,656,531	$82,103,997	$25,509,460	$6,524,075
(a) Net of withholding tax of:	$45	$397,528	$28	$27

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Investment Income (Note 2):
Dividends(a)	$6,924,497	$8,269,344	$460,370
Interest	57,574	647,514	36,895
Securities lending net income	46,465	254,307	18,880
Total investment income	7,028,536	9,171,165	516,145
Expenses (Note 3):
Investment management fees (Note 3)	2,389,871	6,767,570	410,841
Custody fees	111,438	183,622	38,647
Trustee reporting	2,684	2,684	2,685
Audit and legal fees	39,386	44,422	32,744
Proxy fees	975	975	1,537
Shareholder reporting fees	23,362	60,594	3,404
Trustees' fees (Note 3)	24,766	67,860	4,343
	2,592,482	7,127,727	494,201
Administration fees (Note 3):
Class A	53,455	987,879	2,558
Class L	318,562	142,466	68,296
Class Y	6,931	75,806	251
Class S	267,538	612,545	85,798
Class N	427	4,552	497
Distribution fees (Note 3):
Class N	296	3,252	305
Service fees (Note 3):
Class A	43,109	823,232	1,791
Class N	296	3,252	305
Total expenses	3,283,096	9,780,711	654,002
Expenses waived (Note 3)	(474,825)	(948,314)	(51,316)
Net expenses	2,808,271	8,832,397	602,686
Net investment income (loss)	4,220,265	338,768	(86,541)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	46,094,655	45,115,482	6,362,535
Futures contracts	-	-	-
Written options	-	-	(64,101)
Swap contracts	-	-	-
Foreign currency transactions	(450)	(222,289)	(43,130)
Net realized gain (loss)	46,094,205	44,893,193	6,255,304
Net change in unrealized appreciation (depreciation) on:
Investments	(384,392)	171,270,652	10,372,012
Futures contracts	-	-	-
Written options	-	-	-
Swap contracts	-	-	-
Translation of assets and liabilities in foreign currencies	-	875	(183)
Net unrealized appreciation (depreciation)	(384,392)	171,271,527	10,371,829
Net realized gain (loss) and change in unrealized appreciation (depreciation)	45,709,813	216,164,720	16,627,133
Net increase (decrease) in net assets resulting from operations	$49,930,078	$216,503,488	$16,540,592
(a) Net of withholding tax of:	$22	$250,541	$819

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2007

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund
Investment Income (Note 2):
Dividends(a)	$2,337,238	$244,278	$835,423	$1,346,712
Interest	129,526	63,490	127,164	38,136
Securities lending net income	25,507	13,890	156,828	67,102
Total investment income	2,492,271	321,658	1,119,415	1,451,950
Expenses (Note 3):
Investment management fees (Note 3)	1,033,805	226,548	822,480	529,566
Custody fees	60,900	37,228	10,915	177,877
Trustee reporting	2,685	316	2,685	2,684
Audit and legal fees	36,718	37,483	34,336	30,570
Proxy fees	975	1,529	1,537	1,529
Shareholder reporting fees	5,859	12,190	6,066	31,009
Trustees' fees (Note 3)	10,788	1,260	8,176	5,716
	1,151,730	316,554	886,195	778,951
Administration fees (Note 3):
Class A	6,414	20,074	12,965	3,912
Class L	117,622	642	522	108,267
Class Y	46,331	6,384	7,651	19
Class S	11,065	8,442	122,976	26,931
Class N	338	1,227	5,996	127
Distribution fees (Note 3):
Class N	320	682	4,107	91
Service fees (Note 3):
Class A	7,479	16,729	10,290	3,260
Class N	320	682	4,107	91
Total expenses	1,341,619	371,416	1,054,809	921,649
Expenses waived (Note 3)	-	(71,055)	(22,650)	(213,300)
Net expenses	1,341,619	300,361	1,032,159	708,349
Net investment income (loss)	1,150,652	21,297	87,256	743,601
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	12,285,949	2,419,339	23,289,410	1,961,913
Foreign currency transactions	-	(1,907)	-	2,043
Net realized gain (loss)	12,285,949	2,417,432	23,289,410	1,963,956
Net change in unrealized appreciation (depreciation) on:
Investments	23,295,259	2,399,102	(18,740,961)	3,717,825
Translation of assets and liabilities in foreign currencies	-	-	-	37
Net unrealized appreciation (depreciation)	23,295,259	2,399,102	(18,740,961)	3,717,862
Net realized gain (loss) and change in unrealized appreciation (depreciation)	35,581,208	4,816,534	4,548,449	5,681,818
Net increase (decrease) in net assets resulting from operations	$36,731,860	$4,837,831	$4,635,705	$6,425,419
(a) Net of withholding tax of:	$-	$1,581	$-	$771

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund
Investment Income (Note 2):
Dividends(a)	$6,875,177	$12,802,247	$29,806,687	$962,300
Interest	55,891	155,523	597,436	46,967
Securities lending net income	326,672	689,706	746,587	7,959
Total investment income	7,257,740	13,647,476	31,150,710	1,017,226
Expenses (Note 3):
Investment management fees (Note 3)	2,738,562	6,178,878	10,337,267	425,079
Custody fees	386,925	528,939	1,163,071	80,365
Trustee reporting	2,685	2,684	2,684	284
Audit and legal fees	41,428	48,902	68,784	47,963
Proxy fees	1,537	975	975	1,529
Shareholder reporting fees	44,823	46,726	74,707	7,252
Trustees' fees (Note 3)	30,990	52,889	81,462	2,137
	3,246,950	6,859,993	11,728,950	564,609
Administration fees (Note 3):
Class A	564,222	149,578	302,501	50,206
Class L	70,004	1,068,133	340,991	37,539
Class Y	14,333	20,220	135,103	638
Class S	244,025	762,809	1,300,736	8,627
Class N	432	2,852	993	1,362
Distribution fees (Note 3):
Class N	272	1,739	672	757
Service fees (Note 3):
Class A	474,774	103,874	236,921	41,838
Class N	272	1,739	672	757
Total expenses	4,615,284	8,970,937	14,047,539	706,333
Expenses waived (Note 3)	(447,480)	(1,112,947)	(165,804)	(66,354)
Net expenses	4,167,804	7,857,990	13,881,735	639,979
Net investment income (loss)	3,089,936	5,789,486	17,268,975	377,247
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	67,309,428	45,140,341	165,325,454	2,149,643
Foreign currency transactions	(15,789)	(390,922)	(1,549,379)	(279,493)
Net realized gain (loss)	67,293,639	44,749,419	163,776,075	1,870,150
Net change in unrealized appreciation (depreciation) on:
Investments	(20,465,430)	84,748,686	170,437,002	15,022,465
Translation of assets and liabilities in foreign currencies	1,876	27,137	49,552	(1,615)
Net unrealized appreciation (depreciation)	(20,463,554)	84,775,823	170,486,554	15,020,850
Net realized gain (loss) and change in unrealized appreciation (depreciation)	46,830,085	129,525,242	334,262,629	16,891,000
Net increase (decrease) in net assets resulting from operations	$49,920,021	$135,314,728	$351,531,604	$17,268,247
(a) Net of withholding tax of:	$6,442	$1,001,777	$1,846,592	$67,934

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Money Market Fund		MassMutual Premier Short-Duration Bond Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$36,745,093	$21,499,950	$24,057,121	$21,582,646
Net realized gain (loss) on investment transactions	-	-	2,234,600	(2,153,780)
Net change in unrealized appreciation (depreciation) on investments	-	-	2,171,196	2,801,685
Net increase (decrease) in net assets resulting from operations	36,745,093	21,499,950	28,462,917	22,230,551
Distributions to shareholders (Note 2):
From net investment income:
Class A	(11,383,108)	(5,046,829)	(3,051,276)	(2,607,347)
Class L	(4,332,005)	(3,110,696)	(6,704,299)	(7,926,728)
Class Y	(8,667,680)	(3,725,148)	(3,725,918)	(2,963,980)
Class S	(12,362,300)	(9,617,277)	(8,988,755)	(7,168,614)
Class N	-	-	(4,035)	(3,549)
Total distributions from net investment income	(36,745,093)	(21,499,950)	(22,474,283)	(20,670,218)
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Net fund share transactions (Note 5):
Class A	93,278,710	97,649,051	(9,423,325)	8,497,249
Class L	3,592,250	17,912,202	(2,508,472)	(22,908,678)
Class Y	102,376,738	34,930,691	(26,049,559)	11,712,872
Class S	9,528,618	35,069,596	9,545,999	26,639,828
Class N	-	-	3,808,028	(75)
Increase (decrease) in net assets from fund share transactions	208,776,316	185,561,540	(24,627,329)	23,941,196
Total increase (decrease) in net assets	208,776,316	185,561,540	(18,638,695)	25,501,529
Net assets:
Beginning of year	629,901,025	444,339,485	512,724,780	487,223,251
End of year	$838,677,341	$629,901,025	$494,086,085	$512,724,780
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(18,231)	$(17,118)	$20,095,502	$18,782,483

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Inflation-Protected Bond Fund		MassMutual Premier Core Bond Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,568,078	$14,120,173	$74,550,376	$74,603,207
Net realized gain (loss) on investment transactions	(1,599,353)	(794,268)	5,739,146	(11,916,595)
Net change in unrealized appreciation (depreciation) on investments	11,012,900	(6,218,015)	4,977,134	13,639,062
Net increase (decrease) in net assets resulting from operations	20,981,625	7,107,890	85,266,656	76,325,674
Distributions to shareholders (Note 2):
From net investment income:
Class A	(708,453)	(830,309)	(8,523,667)	(10,072,220)
Class L	(179,760)	(258,150)	(17,465,981)	(17,647,143)
Class Y	(3,046,491)	(4,572,540)	(10,079,342)	(9,352,639)
Class S	(7,725,749)	(8,883,093)	(38,756,521)	(39,495,370)
Class N	(6,661)	(5,032)	(10,837)	(56,422)
Total distributions from net investment income	(11,667,114)	(14,549,124)	(74,836,348)	(76,623,794)
From net realized gains:
Class A	-	(18,292)	-	-
Class L	-	(5,541)	-	-
Class Y	-	(95,605)	-	-
Class S	-	(182,140)	-	-
Class N	-	(122)	-	-
Total distributions from net realized gains	-	(301,700)	-	-
Net fund share transactions (Note 5):
Class A	8,500,786	5,108,732	(35,141,057)	(21,709,541)
Class L	54,215,931	428,555	(58,529,775)	38,428,451
Class Y	(15,141,770)	7,976,875	(12,022,194)	(1,980,177)
Class S	(4,772,632)	60,583,395	(87,110,479)	33,566,369
Class N	17,395	100,560	3,758,583	(945,812)
Increase (decrease) in net assets from fund share transactions	42,819,710	74,198,117	(189,044,922)	47,359,290
Total increase (decrease) in net assets	52,134,221	66,455,183	(178,614,614)	47,061,170
Net assets:
Beginning of year	308,950,421	242,495,238	1,716,254,740	1,669,193,570
End of year	$361,084,642	$308,950,421	$1,537,640,126	$1,716,254,740
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$14,069,399	$11,666,450	$60,538,516	$62,127,629

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund		MassMutual Premier Strategic Income Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,948,383	$18,298,880	$16,080,776	$12,917,364
Net realized gain (loss) on investment transactions	3,764,074	(2,165,402)	10,818,542	(4,151,554)
Net change in unrealized appreciation (depreciation) on investments	810,650	6,010,788	8,578,823	5,918,318
Net increase (decrease) in net assets resulting from operations	26,523,107	22,144,266	35,478,141	14,684,128
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,455,684)	(1,245,943)	(612,005)	(270,661)
Class L	(9,426,596)	(5,453,736)	(7,564,286)	(9,083,066)
Class Y	(503,437)	(401,819)	(219,339)	(467,504)
Class S	(8,599,964)	(6,956,518)	(1,342,240)	(4,111)
Class N	(48,546)	(43,115)	(16,922)	(3,376)
Total distributions from net investment income	(20,034,227)	(14,101,131)	(9,754,792)	(9,828,718)
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Net fund share transactions (Note 5):
Class A	9,588,504	(4,540,211)	16,412,712	9,733,555
Class L	(46,665,692)	93,049,803	70,588,396	(33,918,413)
Class Y	38,748,917	797,541	5,550,304	(5,392,800)
Class S	471,530	49,769,165	61,700,246	625,204
Class N	344,985	(15,500)	71,954	359,625
Increase (decrease) in net assets from fund share transactions	2,488,244	139,060,798	154,323,612	(28,592,829)
Total increase (decrease) in net assets	8,977,124	147,103,933	180,046,961	(23,737,419)
Net assets:
Beginning of year	493,736,730	346,632,797	234,105,479	257,842,898
End of year	$502,713,854	$493,736,730	$414,152,440	$234,105,479
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$17,875,588	$16,454,541	$20,571,863	$6,339,474

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier High Yield Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,648,237	$8,337,898
Net realized gain (loss) on investment transactions	482,333	284,723
Net change in unrealized appreciation (depreciation) on investments	(3,472,979)	2,044,580
Net increase (decrease) in net assets resulting from operations	10,657,591	10,667,201
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,040,979)	(465,098)
Class L	(185,977)	(60,398)
Class Y	(5,559,583)	(4,270,497)
Class S	(2,045,928)	(1,677,220)
Class N	(119,200)	(6,500)
Total distributions from net investment income	(8,951,667)	(6,479,713)
From net realized gains:
Class A	(30,249)	(32,206)
Class L	(5,223)	(4,102)
Class Y	(154,860)	(294,051)
Class S	(56,711)	(113,722)
Class N	(3,488)	(501)
Total distributions from net realized gains	(250,531)	(444,582)
Net fund share transactions (Note 5):
Class A	16,035,434	9,754,819
Class L	2,571,783	2,067,073
Class Y	25,588,355	13,288,650
Class S	20,042,987	7,050,346
Class N	(22,254)	1,768,746
Increase (decrease) in net assets from fund share transactions	64,216,305	33,929,634
Total increase (decrease) in net assets	65,671,698	37,672,540
Net assets:
Beginning of year	132,688,735	95,016,195
End of year	$198,360,433	$132,688,735
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$11,837,262	$7,161,813

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Balanced Fund		MassMutual Premier Value Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,774,316	$5,983,286	$5,840,171	$7,141,866
Net realized gain (loss) on investment transactions	17,073,772	13,121,303	65,759,019	97,907,740
Net change in unrealized appreciation (depreciation) on investments	(2,191,557)	7,373,404	10,504,807	(41,788,790)
Net increase (decrease) in net assets resulting from operations	20,656,531	26,477,993	82,103,997	63,260,816
Distributions to shareholders (Note 2):
From net investment income:
Class A	(217,281)	(170,929)	(979,225)	(227,714)
Class L	(52,167)	(47,560)	(3,331,661)	(1,823,939)
Class Y	(53,948)	(47,299)	(165,922)	(53,633)
Class S	(5,362,244)	(6,174,607)	(16,764,960)	(7,032,969)
Class N	(2,602)	(8,024)	(33,491)	(1,887)
Total distributions from net investment income	(5,688,242)	(6,448,419)	(21,275,259)	(9,140,142)
From net realized gains:
Class A	-	-	(404,119)	(87,707)
Class L	-	-	(1,314,243)	(616,286)
Class Y	-	-	(62,926)	(16,793)
Class S	-	-	(6,243,220)	(2,078,066)
Class N	-	-	(13,632)	(991)
Total distributions from net realized gains	-	-	(8,038,140)	(2,799,843)
Tax return of capital:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Class A	1,449,026	795,297	875,719	5,976,493
Class L	55,783	(111,706)	(6,790,628)	(52,492,390)
Class Y	304,283	14,905	572,009	(94,126)
Class S	(40,392,361)	(43,573,721)	(23,843,074)	(62,928,428)
Class N	(162)	(294,265)	(668,045)	515,036
Increase (decrease) in net assets from fund share transactions	(38,583,431)	(43,169,490)	(29,854,019)	(109,023,415)
Total increase (decrease) in net assets	(23,615,142)	(23,139,916)	22,936,579	(57,702,584)
Net assets:
Beginning of year	221,090,898	244,230,814	476,901,297	534,603,881
End of year	$197,475,756	$221,090,898	$499,837,876	$476,901,297
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,563,595	$4,552,872	$(33,450)	$4,938,801

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Enhanced Index Value Fund		MassMutual Premier Enhanced Index Core Equity Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,351,338	$1,897,234	$662,186	$472,986
Net realized gain (loss) on investment transactions	14,357,694	7,628,250	4,634,718	2,967,916
Net change in unrealized appreciation (depreciation) on investments	4,800,428	9,819,334	1,227,171	2,373,755
Net increase (decrease) in net assets resulting from operations	25,509,460	19,344,818	6,524,075	5,814,657
Distributions to shareholders (Note 2):
From net investment income:
Class A	(156,059)	(73,387)	(25,973)	(3,624)
Class L	(1,142,172)	(29,339)	(6,928)	(8,089)
Class Y	(2,454,464)	(1,180,697)	(448,038)	(394,466)
Class S	(1,855,257)	(1,799)	(2,320)	(1,413)
Class N	(2,342)	(905)	(474)	(608)
Total distributions from net investment income	(5,610,294)	(1,286,127)	(483,733)	(408,200)
From net realized gains:
Class A	(871,199)	(354,875)	-	-
Class L	(5,383,757)	(161,810)	-	-
Class Y	(10,802,259)	(5,716,148)	-	-
Class S	(7,634,259)	(8,320)	-	-
Class N	(19,507)	(8,320)	-	-
Total distributions from net realized gains	(24,710,981)	(6,249,473)	-	-
Tax return of capital:
Class A	(31,461)	-	-	-
Class L	(230,254)	-	-	-
Class Y	(494,803)	-	-	-
Class S	(374,007)	-	-	-
Class N	(472)	-	-	-
Total distributions from tax return of capital	(1,130,997)	-	-	-
Net fund share transactions (Note 5):
Class A	14,484,995	2,902,395	3,855,050	2,193,371
Class L	106,603,104	12,899,995	1,089,321	(55,309)
Class Y	52,951,123	20,130,403	12,002,168	3,178,719
Class S	284,323,201	116,791	152,885	71,381
Class N	333,425	9,167	460,679	1
Increase (decrease) in net assets from fund share transactions	458,695,848	36,058,751	17,560,103	5,388,163
Total increase (decrease) in net assets	452,753,036	47,867,969	23,600,445	10,794,620
Net assets:
Beginning of year	130,341,456	82,473,487	43,658,300	32,863,680
End of year	$583,094,492	$130,341,456	$67,258,745	$43,658,300
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$9,533	$1,485,184	$529,699	$356,961

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Main Street Fund		MassMutual Premier Capital Appreciation Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,220,265	$3,916,419	$338,768	$93,474
Net realized gain (loss) on investment transactions	46,094,205	18,372,597	44,893,193	(4,740,629)
Net change in unrealized appreciation (depreciation) on investments	(384,392)	29,278,031	171,271,527	81,679,325
Net increase (decrease) in net assets resulting from operations	49,930,078	51,567,047	216,503,488	77,032,170
Distributions to shareholders (Note 2):
From net investment income:
Class A	(111,470)	(56,482)	-	-
Class L	(879,584)	(1,087,995)	-	(43,459)
Class Y	(76,162)	(1,296)	-	(137,319)
Class S	(2,858,157)	(2,985,168)	-	(1,673,287)
Class N	(384)	(593)	-	-
Total distributions from net investment income	(3,925,757)	(4,131,534)	-	(1,854,064)
From net realized gains:
Class A	(699,997)	-	-	-
Class L	(4,850,366)	-	-	-
Class Y	(310,168)	-	-	-
Class S	(11,544,173)	-	-	-
Class N	(5,635)	-	-	-
Total distributions from net realized gains	(17,410,339)	-	-	-
Tax return of capital:
Class L	-	-	-	(3,868)
Class Y	-	-	-	(12,221)
Class S	-	-	-	(148,916)
Total distributions from tax return of capital	-	-	-	(165,005)
Net fund share transactions (Note 5):
Class A	5,395,511	7,530,957	(20,537,986)	(3,250,383)
Class L	(16,663,450)	(5,732,519)	41,137,584	11,614,452
Class Y	51,929	1	1,475,745	19,044,987
Class S	(20,869,120)	(14,886,752)	43,051,291	14,893,965
Class N	6	448	337,031	534,111
Increase (decrease) in net assets from fund share transactions	(32,085,124)	(13,087,865)	65,463,665	42,837,132
Total increase (decrease) in net assets	(3,491,142)	34,347,648	281,967,153	117,850,233
Net assets:
Beginning of year	367,810,182	333,462,534	931,549,384	813,699,151
End of year	$364,319,040	$367,810,182	$1,213,516,537	$931,549,384
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$3,266,915	$2,973,530	$116,479	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Core Growth Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(86,541)	$46,800
Net realized gain (loss) on investment transactions	6,255,304	9,177,424
Net change in unrealized appreciation (depreciation) on investments	10,371,829	(8,877,438)
Net increase (decrease) in net assets resulting from operations	16,540,592	346,786
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(985)
Class L	-	(418)
Class Y	-	(576)
Class S	-	(494,400)
Class N	-	-
Total distributions from net investment income	-	(496,379)
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class L	-	-
Class Y	-	-
Class S	-	-
Total distributions from tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	642,381	233,563
Class L	20,925,527	3,058
Class Y	-	1
Class S	(27,598,543)	(9,114,129)
Class N	1,903	1,055
Increase (decrease) in net assets from fund share transactions	(6,028,732)	(8,876,452)
Total increase (decrease) in net assets	10,511,860	(9,026,045)
Net assets:
Beginning of year	76,169,974	85,196,019
End of year	$86,681,834	$76,169,974
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Enhanced Index Growth Fund		MassMutual Premier Discovery Value Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Period Ended October 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,150,652	$253,229	$21,297	$118,966
Net realized gain (loss) on investment transactions	12,285,949	2,037,579	2,417,432	1,017,999
Net change in unrealized appreciation (depreciation) on investments	23,295,259	2,970,152	2,399,102	525,145
Net increase (decrease) in net assets resulting from operations	36,731,860	5,260,960	4,837,831	1,662,110
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,949)	(4,211)	(1,121)	(50)
Class L	(29,926)	(306)	(783)	(71)
Class Y	(234,096)	(144,650)	(948)	(84)
Class S	(55,533)	(521)	(108,327)	(8,901)
Class N	-	-	(178)	(16)
Total distributions from net investment income	(322,504)	(149,688)	(111,357)	(9,122)
From net realized gains:
Class A	-	-	(15,222)	-
Class L	-	-	(9,350)	-
Class Y	-	-	(9,350)	-
Class S	-	-	(982,413)	-
Class N	-	-	(9,350)	-
Total distributions from net realized gains	-	-	(1,025,685)	-
Net fund share transactions (Note 5):
Class A	2,371,601	1,328,327	17,231,689	141,240
Class L	74,879,168	7,955,746	1,180,211	100,100
Class Y	35,199,319	14,276,591	9,915,442	100,100
Class S	126,167,769	208,982	11,918,668	10,315,972
Class N	-	-	711,590	100,100
Increase (decrease) in net assets from fund share transactions	238,617,857	23,769,646	40,957,600	10,757,512
Total increase (decrease) in net assets	275,027,213	28,880,918	44,658,389	12,410,500
Net assets:
Beginning of year	62,766,929	33,886,011	12,410,500	-
End of year	$337,794,142	$62,766,929	$57,068,889	$12,410,500
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$998,115	$183,574	$860	$108,450

*  Fund commenced operations on December 1, 2005.

**  Fund commenced operations on September 27, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Capitalization Value Fund		MassMutual Premier Main Street Small Cap Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Period Ended October 31, 2006**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$87,256	$(92,703)	$743,601	$2,424
Net realized gain (loss) on investment transactions	23,289,410	10,163,097	1,963,956	39,320
Net change in unrealized appreciation (depreciation) on investments	(18,740,961)	5,501,025	3,717,862	410,521
Net increase (decrease) in net assets resulting from operations	4,635,705	15,571,419	6,425,419	452,265
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	(32,910)	-
Class N	-	-	-	-
Total distributions from net investment income	-	-	(32,910)	-
From net realized gains:
Class A	(333,421)	(175,973)	-	-
Class L	(20,368)	(66,250)	-	-
Class Y	(169,577)	(22,814)	-	-
Class S	(9,516,653)	(3,404,418)	(39,511)	-
Class N	(137,040)	(3,743)	-	-
Total distributions from net realized gains	(10,177,059)	(3,673,198)	(39,511)	-
Net fund share transactions (Note 5):
Class A	(42,536)	748,025	3,213,604	100,000
Class L	(238,586)	(1,609,146)	46,898,343	100,000
Class Y	6,335,411	1,213,937	(107,772)	100,000
Class S	(17,983,747)	1,823,084	55,269,814	9,600,000
Class N	99,871	1,273,080	(75,468)	100,000
Increase (decrease) in net assets from fund share transactions	(11,829,587)	3,448,980	105,198,521	10,000,000
Total increase (decrease) in net assets	(17,370,941)	15,347,201	111,551,519	$10,452,265
Net assets:
Beginning of year	121,546,653	106,199,452	10,452,265	-
End of year	$104,175,712	$121,546,653	$122,003,784	$10,452,265
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$87,256	$13,100	$683,413	$2,298

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Small Company Opportunities Fund		MassMutual Premier Global Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,089,936	$66,245	$5,789,486	$7,912,617
Net realized gain (loss) on investment transactions	67,293,639	174,815,355	44,749,419	18,726,985
Net change in unrealized appreciation (depreciation) on investments	(20,463,554)	(96,943,957)	84,775,823	92,477,429
Net increase (decrease) in net assets resulting from operations	49,920,021	77,937,643	135,314,728	119,117,031
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(347,584)	(94,992)
Class L	-	-	(3,197,416)	(1,713,963)
Class Y	-	-	(177,787)	(29,266)
Class S	-	-	(5,593,026)	(3,170,093)
Class N	-	-	(5,510)	(451)
Total distributions from net investment income	-	-	(9,321,323)	(5,008,765)
From net realized gains:
Class A	(68,646,538)	(31,055,958)	(901,262)	-
Class L	(21,822,478)	(7,501,295)	(7,455,289)	-
Class Y	(2,198,973)	(1,080,685)	(341,094)	-
Class S	(84,089,474)	(30,147,036)	(10,882,665)	-
Class N	(47,414)	(11,953)	(16,042)	-
Total distributions from net realized gains	(176,804,877)	(69,796,927)	(19,596,352)	-
Net fund share transactions (Note 5):
Class A	(23,554,444)	(177,816,763)	12,198,624	22,474,285
Class L	(47,164,841)	(15,438,931)	(28,643,261)	1,386,081
Class Y	1,867,756	(8,054,825)	4,809,599	1,010,733
Class S	(50,671,648)	(44,339,618)	(71,359,729)	(2,484,689)
Class N	268	28	185,045	216,844
Increase (decrease) in net assets from fund share transactions	(119,522,909)	(245,650,109)	(82,809,722)	22,603,254
Total increase (decrease) in net assets	(246,407,765)	(237,509,393)	23,587,331	136,711,520
Net assets:
Beginning of year	645,925,914	883,435,307	764,312,240	627,600,720
End of year	$399,518,149	$645,925,914	$787,899,571	$764,312,240
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$2,848,936	$(12,159)	$2,848,936	$6,275,603

*  Fund commenced operations on December 1, 2005.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier International Equity Fund		MassMutual Premier Focused International Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Period Ended October 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,268,975	$9,384,488	$377,247	$66,691
Net realized gain (loss) on investment transactions	163,776,075	97,124,363	1,870,121	123,969
Net change in unrealized appreciation (depreciation) on investments	170,486,554	131,183,221	15,020,879	1,398,793
Net increase (decrease) in net assets resulting from operations	351,531,604	237,692,072	17,268,247	1,589,453
Distributions to shareholders (Note 2):
From net investment income:
Class A	(826,498)	(453,512)	(205)	-
Class L	(886,145)	(2,314,307)	(10,262)	-
Class Y	(915,987)	(661,608)	(256)	-
Class S	(11,279,127)	(7,164,613)	(8,684)	-
Class N	(1,564)	(957)	-	-
Total distributions from net investment income	(13,909,321)	(10,594,997)	(19,407)	-
From net realized gains:
Class A	-	-	(41,915)	-
Class L	-	-	(74,788)	-
Class Y	-	-	(1,836)	-
Class S	-	-	(56,563)	-
Class N	-	-	(1,241)	-
Total distributions from net realized gains	-	-	(176,343)	-
Net fund share transactions (Note 5):
Class A	(8,418,890)	14,713,208	26,491,674	3,552,052
Class L	(36,073,960)	(146,851,689)	3,545,273	9,508,524
Class Y	(12,275,504)	(443,224)	409,631	150,364
Class S	(30,696,207)	42,411,250	14,244,163	4,882,392
Class N	17	(350)	524,212	123,442
Increase (decrease) in net assets from fund share transactions	(87,464,544)	(90,170,805)	45,214,953	18,216,774
Total increase (decrease) in net assets	250,157,739	136,926,270	62,287,450	19,806,227
Net assets:
Beginning of year	1,083,857,980	946,931,710	19,806,227	0
End of year	$1,334,015,719	$1,083,857,980	$82,093,677	$19,806,227
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$6,273,413	$1,740,712	$92,676	$14,329

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.04	***	0.02	***	0.00	***††	0.00	***††	0.01 ***
Net realized and unrealized gain (loss) on investments	-		-		-		0.00	††	0.00	††	0.00 ††
Total income from investment operations	0.04		0.04		0.02		0.00		0.00		0.01
Less distributions to shareholders:
From net investment income	(0.04)		(0.04)		(0.02)		(0.00	)††	(0.00	)††	(0.01)
From net realized gains	-		-		-		(0.00	)††	(0.00	)††	-
Total distributions	(0.04)		(0.04)		(0.02)		-		(0.00)		(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(a)	4.59%		4.09%		2.09%		0.28	% **	0.20%		0.92%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$281,270		$187,991		$90,342		$82,439		$78,968		$90,331
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.98%		0.95%		0.98	% *	0.95%		0.95%
After expense waiver	0.77	% #	0.77	% #	0.77	% #	0.86	% *#	0.94	% #	N/A
Net investment income (loss) to average daily net assets	4.50%		4.11%		2.07%		0.34	% *	0.21%		0.92%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.02	***	0.00	***††	0.00	***††	0.01 ***
Net realized and unrealized gain (loss) on investments	-		-		-		0.00	††	0.00	††	0.00 ††
Total income from investment operations	0.05		0.04		0.02		0.00		0.00		0.01
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.02)		(0.00	)††	(0.00	)††	(0.01)
From net realized gains	-		-		-		(0.00	)††	(0.00	)††	-
Total distributions	(0.05)		(0.04)		(0.02)		-		(0.00)		(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(a)	4.84%		4.35%		2.34%		0.47	% **	0.44%		1.19%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$84,967		$81,374		$63,462		$61,345		$55,400		$66,906
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%		0.73%		0.70%		0.74	% *	0.70%		0.70%
After expense waiver	0.52	% #	0.52	% #	0.52	% #	0.63	% *#	N/A		N/A
Net investment income (loss) to average daily net assets	4.74%		4.32%		2.32%		0.56	% *	0.44%		1.17%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amounts have been restated to reflect stock splits.

††  Amount is less than $0.01 per share.

©©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03	Year ended 12/31/02†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.02	***	0.01	***	0.01 ***	0.01 ***
Net realized and unrealized gain (loss) on investments	-		-		-		0.00	††	0.00 ††	0.01
Total income from investment operations	0.05		0.04		0.02		0.01		0.01	0.02
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.02)		(0.01)		(0.01)	(0.02)
From net realized gains	-		-		-		(0.00	)††	(0.00)††	-
Total distributions	(0.05)		(0.04)		(0.02)		(0.01)		(0.01)	(0.02)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(a)	4.81%		4.32%		2.31%		0.51	% **	0.59%	1.33%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$213,690		$111,314		$76,384		$123,384		$90,362	$107,089
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%		0.58%		0.55%		0.59	% *	0.55%	0.55%
After expense waiver	0.55	% #	0.55	% #	0.55	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.71%		4.31%		2.20%		0.64	% *	0.59%	1.31%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03	Year ended 12/31/02†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.02	***	0.01	***	0.01 ***	0.01 ***
Net realized and unrealized gain (loss) on investments	-		-		-		0.00	††	0.00 ††	0.01
Total income from investment operations	0.05		0.04		0.02		0.01		0.01	0.02
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.02)		(0.01)		(0.01)	(0.02)
From net realized gains	-		-		-		(0.00	)††	(0.00)††	-
Total distributions	(0.05)		(0.04)		(0.02)		(0.01)		(0.01)	(0.02)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(a)	4.92%		4.42%		2.42%		0.59	% **	0.69%	1.42%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$258,751		$249,221		$214,152		$255,835		$269,275	$332,076
Ratio of expenses to average daily net assets:
Before expense waiver	0.46%		0.48%		0.45%		0.48	% *	0.45%	0.45%
After expense waiver	0.45	% #	0.45	% #	0.45	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.81%		4.36%		2.36%		0.70	% *	0.70%	1.43%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amounts have been restated to reflect stock splits.

††  Amount is less than $0.01 per share.

©©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.23		$10.21		$10.52		$10.27		$10.34	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.44	***	0.39	***	0.32	***	0.27	***	0.34 ***	0.40 ***
Net realized and unrealized gain (loss) on investments	0.11		0.01		(0.23)		(0.02)		(0.01)	0.32
Total income from investment operations	0.55		0.40		0.09		0.25		0.33	0.72
Less distributions to shareholders:
From net investment income	(0.43)		(0.38)		(0.37)		-		(0.40)	(0.41)
From net realized gains	-		-		(0.03)		-		-	-
Total distributions	(0.43)		(0.38)		(0.40)		-		(0.40)	(0.41)
Net asset value, end of period	$10.35		$10.23		$10.21		$10.52		$10.27	$10.34
Total Return(a)	5.55	% (b)	4.09	% (b)	0.88	% (b)	2.43	% (b)**	3.22%	7.19%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$64,506		$73,351		$64,617		$59,552		$43,144	$21,199
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		0.99%		0.99	% *	0.99%	0.99%
After expense waiver	0.92	% #	0.92	% #	0.92	% #	0.95	% *#	N/A	N/A
Net investment income (loss) to average daily net assets	4.37%		3.91%		3.17%		3.14	% *	3.20%	3.88%
Portfolio turnover rate	332%		156%		114%		78	% **	41%	19%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.26		$10.23		$10.53		$10.27		$10.32	$10.01
Income (loss) from investment operations:
Net investment income (loss)	0.47	***	0.42	***	0.35	***	0.29	***	0.36 ***	0.43 ***
Net realized and unrealized gain (loss) on investments	0.10		0.02		(0.23)		(0.03)		0.01	0.32
Total income from investment operations	0.57		0.44		0.12		0.26		0.37	0.75
Less distributions to shareholders:
From net investment income	(0.45)		(0.41)		(0.39)		-		(0.42)	(0.44)
From net realized gains	-		-		(0.03)		-		-	-
Total distributions	(0.45)		(0.41)		(0.42)		-		(0.42)	(0.44)
Net asset value, end of period	$10.38		$10.26		$10.23		$10.53		$10.27	$10.32
Total Return(a)	5.74%		4.41%		1.20%		2.53	% **	3.55%	7.47%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$173,954		$174,021		$196,942		$196,397		$183,757	$139,555
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.75%		0.74%		0.74	% *	0.74%	0.74%
After expense waiver	0.67	% #	0.67	% #	0.67	% #	0.70	% *#	N/A	N/A
Net investment income (loss) to average daily net assets	4.60%		4.14%		3.44%		3.35	% *	3.46%	4.13%
Portfolio turnover rate	332%		156%		114%		78	% **	41%	19%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.30		$10.27		$10.58		$10.30		$10.37	$10.05
Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.43	***	0.36	***	0.30	***	0.38 ***	0.44 ***
Net realized and unrealized gain (loss) on investments	0.10		0.02		(0.24)		(0.02)		(0.02)	0.34
Total income from investment operations	0.58		0.45		0.12		0.28		0.36	0.78
Less distributions to shareholders:
From net investment income	(0.46)		(0.42)		(0.40)		-		(0.43)	(0.46)
From net realized gains	-		-		(0.03)		-		-	-
Total distributions	(0.46)		(0.42)		(0.43)		-		(0.43)	(0.46)
Net asset value, end of period	$10.42		$10.30		$10.27		$10.58		$10.30	$10.37
Total Return(a)	5.86%		4.48%		1.17%		2.72	% **	3.50%	7.73%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$55,094		$80,419		$68,287		$49,563		$55,458	$42,750
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.59%		0.59	% *	0.59%	0.59%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.77%		4.24%		3.48%		3.45	% *	3.60%	4.24%
Portfolio turnover rate	332%		156%		114%		78	% **	41%	19%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.37		$10.34		$10.64		$10.36		$10.41	$10.08
Income (loss) from investment operations:
Net investment income (loss)	0.49	***	0.44	***	0.37	***	0.30	***	0.39 ***	0.45 ***
Net realized and unrealized gain (loss) on investments	0.10		0.01		(0.24)		(0.02)		(0.01)	0.33
Total income from investment operations	0.59		0.45		0.13		0.28		0.38	0.78
Less distributions to shareholders:
From net investment income	(0.47)		(0.42)		(0.40)		-		(0.43)	(0.45)
From net realized gains	-		-		(0.03)		-		-	-
Total distributions	(0.47)		(0.42)		(0.43)		-		(0.43)	(0.45)
Net asset value, end of period	$10.49		$10.37		$10.34		$10.64		$10.36	$10.41
Total Return(a)	5.88%		4.51%		1.33%		2.70	% **	3.68%	7.75%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$196,525		$184,830		$157,275		$128,695		$127,246	$146,276
Ratio of expenses to average daily net assets:
Before expense waiver	0.55%		0.55%		0.54%		0.54	% *	0.54%	0.54%
After expense waiver	0.54	% #	0.54	% #	0.54	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.75%		4.29%		3.54%		3.48	% *	3.67%	4.38%
Portfolio turnover rate	332%		156%		114%		78	% **	41%	19%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$10.20		$10.16		$10.47		$10.25		$10.30		$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.39	***	0.36	***	0.24	***	0.25	***	0.31	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.12		0.03		(0.19)		(0.03)		(0.00	)†	(0.01)
Total income (loss) from investment operations	0.51		0.39		0.05		0.22		0.31		(0.01)
Less distributions to shareholders:
From net investment income	(0.40)		(0.35)		(0.33)		-		(0.36)		-
Tax return of capital	-		-		(0.03)		-		-		-
Total distributions	(0.40)		(0.35)		(0.36)		-		(0.36)		-
Net asset value, end of period	$10.31		$10.20		$10.16		$10.47		$10.25		$10.30
Total Return(a)	5.25	% (b)	3.74	% (b)	0.62	% (b)	2.15	% **(b)	2.98	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,006		$103		$103		$106		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.29%		1.29	% *	1.29%		-	‡
After expense waiver	1.22	% #	1.22	% #	1.22	% #	1.25	% *#	N/A		N/A
Net investment income (loss) to average daily net assets	3.80%		3.61%		2.39%		2.92	% *	2.92%		-	‡
Portfolio turnover rate	332%		156%		114%		78	% **	41%		19%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period from January 1,2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.19		$10.51		$10.60		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.45	***	0.69	***	0.36	***	-
Net realized and unrealized gain (loss) on investments	0.28		(0.24)		(0.48)		0.24		-
Total income from investment operations	0.53		0.21		0.21		0.60		0.00
Less distributions to shareholders:
From net investment income	(0.33)		(0.52)		(0.29)		-		-
From net realized gains	-		(0.01)		(0.01)		-		-
Total distributions	(0.33)		(0.53)		(0.30)		-		-
Net asset value, end of period	$10.39		$10.19		$10.51		$10.60		$10.00
Total Return(a)	5.44	% (b)	2.07	% (b)	1.95	% (b)	6.00	%**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$29,868		$20,591		$15,983		$4,447		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.04%		1.04%		1.11	%*	-	‡
After expense waiver	1.00	% #	N/A		N/A		1.08	%*#	N/A
Net investment income (loss) to average daily net assets	2.52%		4.50%		6.52%		4.11	%*	-	‡
Portfolio turnover rate	17%		4%		7%		4	%**	-	‡
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04 ††		Period ended 12/31/03©
Net asset value, beginning of period	$10.28		$10.59		$10.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.45	***	0.46	***	0.46	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	0.11		(0.23)		(0.23)		0.33		-
Total income from investment operations	0.56		0.23		0.23		0.66		0.00
Less distributions to shareholders:
From net investment income	(0.35)		(0.53)		(0.29)		-		-
From net realized gains	-		(0.01)		(0.01)		-		-
Total distributions	(0.35)		(0.54)		(0.30)		-		-
Net asset value, end of period	$10.49		$10.28		$10.59		$10.66		$10.00
Total Return(a)	5.68%		2.29%		2.22%		6.60	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$63,394		$5,232		$4,977		$2,095		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.79%		0.86	%*	-	‡
After expense waiver	N/A		N/A		N/A		0.83	%*#	N/A
Net investment income (loss) to average daily net assets	4.50%		4.52%		4.32%		3.82	%*	-	‡
Portfolio turnover rate	17%		4%		7%		4	%**	-	‡

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

‡  Amount is de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.31	$10.61	$10.67	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.49 ***	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	0.28	(0.23)	(0.31)	0.33		-
Total income from investment operations	0.58	0.26	0.25	0.67		0.00
Less distributions to shareholders:
From net investment income	(0.37)	(0.55)	(0.30)	-		-
From net realized gains	-	(0.01)	(0.01)	-		-
Total distributions	(0.37)	(0.56)	(0.31)	-		-
Net asset value, end of period	$10.52	$10.31	$10.61	$10.67		$10.00
Total Return(a)	5.85%	2.53%	2.32%	6.70	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$71,072	$85,267	$79,985	$66,938		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.64%	0.64%	0.71	%*	-	‡
After expense waiver	N/A	N/A	N/A	0.68	%*#	N/A
Net investment income (loss) to average daily net assets	3.01%	4.81%	5.27%	3.92	%*	-	‡
Portfolio turnover rate	17%	4%	7%	4	%**	-	‡
	Class S
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.33	$10.63	$10.68	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32 ***	0.50 ***	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	0.26	(0.23)	(0.30)	0.34		-
Total income from investment operations	0.58	0.27	0.26	0.68		0.00
Less distributions to shareholders:
From net investment income	(0.38)	(0.56)	(0.30)	-		-
From net realized gains	-	(0.01)	(0.01)	-		-
Total distributions	(0.38)	(0.57)	(0.31)	-		-
Net asset value, end of period	$10.53	$10.33	$10.63	$10.68		$10.00
Total Return(a)	5.86%	2.63%	2.49%	6.80	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$196,517	$197,648	$141,438	$84,021		$10,521
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	0.54%	0.61	%*	-	‡
After expense waiver	N/A	N/A	N/A	0.58	%*#	N/A
Net investment income (loss) to average daily net assets	3.18%	4.95%	5.24%	3.90	%*	-	‡
Portfolio turnover rate	17%	4%	7%	4	%**	-	‡

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

‡  Amount is de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.25		$10.55		$10.61		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.41	***	0.48	***	0.22	***	-
Net realized and unrealized gain (loss) on investments	0.29		(0.23)		(0.31)		0.39		-
Total income from investment operations	0.51		0.18		0.17		0.61		0.00
Less distributions to shareholders:
From net investment income	(0.32)		(0.47)		(0.22)		-		-
From net realized gains	-		(0.01)		(0.01)		-		-
Total distributions	(0.32)		(0.48)		(0.23)		-		-
Net asset value, end of period	$10.44		$10.25		$10.55		$10.61		$10.00
Total Return(a)	5.17	% (b)	1.77	% (b)	1.60	% (b)	6.10	%**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$234		$212		$113		$107		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.35%		1.34%		1.41	%*	-	‡
After expense waiver	1.30	% #	N/A		N/A		1.38	%*#	N/A
Net investment income (loss) to average daily net assets	2.24%		4.00%		4.49%		2.62	%*	-	‡
Portfolio turnover rate	17%		4%		7%		4	%**	-	‡

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.87		$10.88		$10.88		$10.93		$11.18	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.47	***	0.44	***	0.39	***	0.31	***	0.36 ***	0.48 ***
Net realized and unrealized gain (loss) on investments	0.08		0.02		(0.32)		0.10		0.17	0.42
Total income from investment operations	0.55		0.46		0.07		0.41		0.53	0.90
Less distributions to shareholders:
From net investment income	(0.45)		(0.47)		(0.07)		(0.36)		(0.63)	(0.45)
From net realized gains	-		-		-		(0.10)		(0.15)	(0.03)
Total distributions	(0.45)		(0.47)		(0.07)		(0.46)		(0.78)	(0.48)
Net asset value, end of period	$10.97		$10.87		$10.88		$10.88		$10.93	$11.18
Total Return(a)	5.23	% (b)	4.31	% (b)	0.64	% (b)	3.74	% **(b)	4.78%	8.28%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$183,196		$217,383		$239,708		$227,160		$204,591	$156,727
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.04%		1.03%		1.05	% *	1.04%	1.04%
After expense waiver	0.96	% #	0.96	% #	0.95	% #	1.00	% *#	N/A	N/A
Net investment income (loss) to average daily net assets	4.39%		4.13%		3.62%		3.40	% *	3.17%	4.34%
Portfolio turnover rate	394%		197%		219%		178	% **	146%	187%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.94		$10.95		$10.94		$10.98		$11.22	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.50	***	0.47	***	0.42	***	0.33	***	0.39 ***	0.52 ***
Net realized and unrealized gain (loss) on investments	0.08		0.01		(0.33)		0.11		0.18	0.40
Total income from investment operations	0.58		0.48		0.09		0.44		0.57	0.92
Less distributions to shareholders:
From net investment income	(0.48)		(0.49)		(0.08)		(0.38)		(0.66)	(0.46)
From net realized gains	-		-		-		(0.10)		(0.15)	(0.03)
Total distributions	(0.48)		(0.49)		(0.08)		(0.48)		(0.81)	(0.49)
Net asset value, end of period	$11.04		$10.94		$10.95		$10.94		$10.98	$11.22
Total Return(a)	5.49%		4.55%		0.79%		4.02	% **	5.09%	8.49%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$368,954		$425,017		$385,684		$405,695		$348,158	$289,553
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.79%		0.80	% *	0.79%	0.79%
After expense waiver	0.71	% #	0.71	% #	0.71	% #	0.75	% *#	N/A	N/A
Net investment income (loss) to average daily net assets	4.64%		4.37%		3.86%		3.62	% *	3.42%	4.62%
Portfolio turnover rate	394%		197%		219%		178	% **	146%	187%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.98		$10.99		$10.97		$11.01		$11.25	$10.82
Income (loss) from investment operations:
Net investment income (loss)	0.51	***	0.48	***	0.43	***	0.34	***	0.41 ***	0.54 ***
Net realized and unrealized gain (loss) on investments	0.08		0.01		(0.33)		0.11		0.17	0.40
Total income from investment operations	0.59		0.49		0.10		0.45		0.58	0.94
Less distributions to shareholders:
From net investment income	(0.49)		(0.50)		(0.08)		(0.39)		(0.67)	(0.48)
From net realized gains	-		-		-		(0.10)		(0.15)	(0.03)
Total distributions	(0.49)		(0.50)		(0.08)		(0.49)		(0.82)	(0.51)
Net asset value, end of period	$11.08		$10.98		$10.99		$10.97		$11.01	$11.25
Total Return(a)	5.56%		4.60%		0.90%		4.11	% **	5.23%	8.61%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$202,008		$212,477		$214,159		$200,216		$153,913	$172,997
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.64%		0.64%		0.65	% *	0.64%	0.64%
After expense waiver	0.64	% #	0.64	% #	0.64	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.71%		4.44%		3.93%		3.71	% *	3.58%	4.79%
Portfolio turnover rate	394%		197%		219%		178	% **	146%	187%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$11.04		$11.04		$11.02		$11.06		$11.29	$10.85
Income (loss) from investment operations:
Net investment income (loss)	0.52	***	0.48	***	0.44	***	0.35	***	0.42 ***	0.54 ***
Net realized and unrealized gain (loss) on investments	0.07		0.03		(0.34)		0.10		0.18	0.41
Total income from investment operations	0.59		0.51		0.10		0.45		0.60	0.95
Less distributions to shareholders:
From net investment income	(0.49)		(0.51)		(0.08)		(0.39)		(0.68)	(0.48)
From net realized gains	-		-		-		(0.10)		(0.15)	(0.03)
Total distributions	(0.49)		(0.51)		(0.08)		(0.49)		(0.83)	(0.51)
Net asset value, end of period	$11.14		$11.04		$11.04		$11.02		$11.06	$11.29
Total Return(a)	5.57%		4.64%		1.00%		4.11	% **	5.32%	8.71%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$779,239		$861,000		$828,275		$780,442		$814,837	$1,252,515
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.59%		0.59%		0.60	% *	0.59%	0.59%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	4.77%		4.49%		3.98%		3.75	% *	3.62%	4.83%
Portfolio turnover rate	394%		197%		219%		178	% **	146%	187%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03		Period ended 12/31/02©
Net asset value, beginning of period	$10.73		$10.76		$10.79		$10.84		$11.15		$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.42	***	0.40	***	0.36	***	0.29	***	0.34	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.09		0.00	†	(0.33)		0.08		0.16		(0.01)
Total income (loss) from investment operations	0.51		0.40		0.03		0.37		0.50		(0.01)
Less distributions to shareholders:
From net investment income	(0.32)		(0.43)		(0.06)		(0.32)		(0.66)		-
From net realized gains	-		-		-		(0.10)		(0.15)		-
Total distributions	(0.32)		(0.43)		(0.06)		(0.42)		(0.81)		-
Net asset value, end of period	$10.92		$10.73		$10.76		$10.79		$10.84		$11.15
Total Return(a)	4.91	% (b)	3.86	% (b)	0.30	% (b)	3.45	% **(b)	4.51	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,244		$377		$1,367		$1,107		$1,215		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.36%		1.36%		1.34	% *	1.36%		-	‡
After expense waiver	1.28	% #	1.28	% #	1.28	% #	1.30	% *#	N/A		N/A
Net investment income (loss) to average daily net assets	3.89%		3.77%		3.30%		3.13	% *	2.94%		-	‡
Portfolio turnover rate	394%		197%		219%		178	% **	146%		187%

*  Annualized

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  Class N commenced operations on December 31, 2002.

©©  For the period January 1, 2004 through October 31, 2004.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.85		$10.75		$11.07		$10.63		$10.04	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.44	***	0.39	***	0.33	***	0.44 ***	0.46	***
Net realized and unrealized gain (loss) on investments	0.09		0.05		(0.30)		0.11		0.36	0.29
Total income from investment operations	0.57		0.49		0.09		0.44		0.80	0.75
Less distributions to shareholders:
From net investment income	(0.45)		(0.39)		(0.36)		-		(0.18)	(0.40)
From net realized gains	-		-		(0.05)		-		(0.03)	-
Total distributions	(0.45)		(0.39)		(0.41)		-		(0.21)	(0.40)
Net asset value, end of period	$10.97		$10.85		$10.75		$11.07		$10.63	$10.04
Total Return(a)	5.40	% (b)	4.72	% (b)	0.83	% (b)	4.14	%**(b)	7.95%	7.78%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,028		$33,904		$38,218		$26,001		$12,221	$18,401
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.15%		1.15%		1.11	%*	1.14%	1.16%
After expense waiver	0.99	% #	0.99	% #	0.99	% #	1.01	%*#	N/A	1.15	% #
Net investment income (loss) to average daily net assets	4.52%		4.13%		3.61%		3.70	%*	4.17%	4.61%
Portfolio turnover rate	427%		208%		137%		84	%**	105%	76%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.80		$10.71		$11.02		$10.56		$10.10	$9.66
Income (loss) from investment operations:
Net investment income (loss)	0.50	***	0.48	***	0.41	***	0.35	***	0.43 ***	0.51	***
Net realized and unrealized gain (loss) on investments	0.08		0.03		(0.29)		0.11		0.35	0.33
Total income from investment operations	0.58		0.51		0.12		0.46		0.78	0.84
Less distributions to shareholders:
From net investment income	(0.47)		(0.42)		(0.38)		-		(0.29)	(0.40)
From net realized gains	-		-		(0.05)		-		(0.03)	-
Total distributions	(0.47)		(0.42)		(0.43)		-		(0.32)	(0.40)
Net asset value, end of period	$10.91		$10.80		$10.71		$11.02		$10.56	$10.10
Total Return(a)	5.60%		4.91%		1.13%		4.36	%**	8.36%	8.09%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$191,936		$237,088		$138,848		$117,093		$64,281	$632
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.91%		0.91%		0.86	%*	0.90%	0.90%
After expense waiver	0.75	% #	0.75	% #	0.75	% #	0.76	%*#	N/A	0.90	% #
Net investment income (loss) to average daily net assets	4.73%		4.54%		3.84%		3.93	%*	3.99%	5.17%
Portfolio turnover rate	427%		208%		137%		84	%**	105%	76%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.85		$10.76		$11.07		$10.61		$10.07	$9.70
Income (loss) from investment operations:
Net investment income (loss)	0.48	***	0.46	***	0.43	***	0.36	***	0.47 ***	0.50	***
Net realized and unrealized gain (loss) on investments	0.11		0.05		(0.31)		0.10		0.39	0.30
Total income from investment operations	0.59		0.51		0.12		0.46		0.86	0.80
Less distributions to shareholders:
From net investment income	(0.47)		(0.42)		(0.38)		-		(0.29)	(0.43)
From net realized gains	-		-		(0.05)		-		(0.03)	-
Total distributions	(0.47)		(0.42)		(0.43)		-		(0.32)	(0.43)
Net asset value, end of period	$10.97		$10.85		$10.76		$11.07		$10.61	$10.07
Total Return(a)	5.68%		4.91%		1.15%		4.34	%**	8.41%	8.30%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$51,537		$11,218		$10,329		$7,221		$6,975	$3,979
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.75%		0.75%		0.71	%*	0.74%	0.75%
After expense waiver	0.74	% #	0.74	% #	0.74	% #	N/A		N/A	0.74	% #
Net investment income (loss) to average daily net assets	4.48%		4.34%		4.00%		3.96	%*	4.44%	4.99%
Portfolio turnover rate	427%		208%		137%		84	%**	105%	76%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.89		$10.79		$11.10		$10.64		$10.10	$9.71
Income (loss) from investment operations:
Net investment income (loss)	0.51	***	0.47	***	0.44	***	0.36	***	0.48 ***	0.53	***
Net realized and unrealized gain (loss) on investments	0.09		0.06		(0.31)		0.10		0.38	0.29
Total income from investment operations	0.60		0.53		0.13		0.46		0.86	0.82
Less distributions to shareholders:
From net investment income	(0.48)		(0.43)		(0.39)		-		(0.29)	(0.43)
From net realized gains	-		-		(0.05)		-		(0.03)	-
Total distributions	(0.48)		(0.43)		(0.44)		-		(0.32)	(0.43)
Net asset value, end of period	$11.01		$10.89		$10.79		$11.10		$10.64	$10.10
Total Return(a)	5.69%		5.06%		1.10%		4.42	%**	8.48%	8.41%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$213,606		$210,289		$157,993		$104,200		$74,735	$39,147
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%		0.70%		0.70%		0.66	%*	0.69%	0.70%
After expense waiver	0.69	% #	0.69	% #	0.69	% #	N/A		N/A	0.70	% #
Net investment income (loss) to average daily net assets	4.80%		4.40%		4.06%		4.02	%*	4.57%	5.31%
Portfolio turnover rate	427%		208%		137%		84	%**	105%	76%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$10.73		$10.65		$10.96		$10.55		$10.02		$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.44	***	0.41	***	0.36	***	0.30	***	0.40	***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.08		0.04		(0.30)		0.11		0.37		(0.01)
Total income (loss) from investment operations	0.52		0.45		0.06		0.41		0.77		(0.01)
Less distributions to shareholders:
From net investment income	(0.41)		(0.37)		(0.32)		-		(0.21)		-
From net realized gains	-		-		(0.05)		-		(0.03)		-
Total distributions	(0.41)		(0.37)		(0.37)		-		(0.24)		-
Net asset value, end of period	$10.84		$10.73		$10.65		$10.96		$10.55		$10.02
Total Return(a)	5.04	% (b)	4.35	% (b)	0.56	% (b)	3.89	%**(b)	7.65	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,608		$1,238		$1,245		$128		$111		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.45%		1.45%		1.41	%*	1.44%		-	‡
After expense waiver	1.29	% #	1.29	% #	1.29	% #	1.32	%*#	N/A		N/A
Net investment income (loss) to average daily net assets	4.19%		3.95%		3.33%		3.34	%*	3.86%		-	‡
Portfolio turnover rate	427%		208%		137%		84	%**	105%		76%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

‡  Amount is de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$10.22		$10.03		$10.00		$10.29		$10.05		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	***	0.46	***	0.28	***	0.48	***	0.52	***	0.35	***
Net realized and unrealized gain (loss) on investments	0.59		0.14		(0.25)		0.60		0.11		(0.30)
Total income from investment operations	1.05		0.60		0.03		1.08		0.63		0.05
Less distributions to shareholders:
From net investment income	(0.36)		(0.41)		-		(0.36)		(0.39)		-
Net asset value, end of period	$10.91		$10.22		$10.03		$11.01		$10.29		$10.05
Total Return(a)	10.43	% (b)	6.15	% (b)	0.30	% **(b)	10.84%		6.46%		0.50	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$33,247		$14,973		$4,896		$302,119		$211,542		$241,273
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.26%		1.25	% *	0.98%		1.00%		0.98	% *
After expense waiver	1.16	% #	1.16	% #	1.16	% *#	0.89	% #	0.89	% #	0.89	% *#
Net investment income (loss) to average daily net assets	4.36%		4.63%		3.30	% *	4.60%		5.20%		4.22	% *
Portfolio turnover rate	131%		159%		159	% **	131%		159%		159	% **
	Class Y						Class S
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$10.30		$10.06		$10.00		$10.31		$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.51	***	0.55	***	0.36	***	0.50	***	0.47	***	0.36	***
Net realized and unrealized gain (loss) on investments	0.59		0.10		(0.30)		0.61		0.18		(0.29)
Total income from investment operations	1.10		0.65		0.06		1.11		0.65		0.07
Less distributions to shareholders:
From net investment income	(0.37)		(0.41)		-		(0.40)		(0.41)		-
Net asset value, end of period	$11.03		$10.30		$10.06		$11.02		$10.31		$10.07
Total Return(a)	10.84%		6.68%		0.60	% **	10.96%		6.67%		0.70	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,620		$6,360		$11,473		$65,578		$752		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.85%		0.85	% *	0.78%		0.82%		0.77	% *
After expense waiver	0.76	% #	0.76	% #	0.76	% *#	0.71	% #	0.71	% #	0.71	% *#
Net investment income (loss) to average daily net assets	4.80%		5.49%		4.26	% *	4.78%		4.64%		4.33	% *
Portfolio turnover rate	131%		159%		159	% **	131%		159%		159	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

					Class N
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$10.26		$10.01		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.41	***	0.31	***
Net realized and unrealized gain (loss) on investments	0.61		0.18		(0.30)
Total income from investment operations	1.04		0.59		0.01
Less distributions to shareholders:
From net investment income	(0.35)		(0.34)		-
Net asset value, end of period	$10.95		$10.26		$10.01
Total Return(a)	10.26	% (b)	6.01	% (b)	0.10	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$589		$479		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.56%		1.52	% *
After expense waiver	1.38	% #	1.38	% #	1.38	% *#
Net investment income (loss) to average daily net assets	4.10%		4.07%		3.67	% *
Portfolio turnover rate	131%		159%		159	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$10.85		$10.64		$10.39		$10.89	$10.67		$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.80	***	0.76	***	0.74	***	0.83 ***	0.79	***	0.76	***
Net realized and unrealized gain (loss) on investments	(0.11)		0.21		(0.37)		(0.10)	0.20		(0.36)
Total income from investment operations	0.69		0.97		0.37		0.73	0.99		0.40
Less distributions to shareholders:
From net investment income	(0.63)		(0.71)		(0.12)		(0.66)	(0.72)		(0.12)
From net realized gains	(0.02)		(0.05)		-		(0.02)	(0.05)		-
Total distributions	(0.65)		(0.76)		(0.12)		(0.68)	(0.77)		(0.12)
Net asset value, end of year	$10.89		$10.85		$10.64		$10.94	$10.89		$10.67
Total Return(a)	6.53	% (b)	9.64	% (b)	3.56	% (b)	6.73%	9.97%		3.78%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$32,164		$15,895		$5,660		$5,135	$2,515		$369
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.15%		1.16%		0.88%	0.90%		0.91%
After expense waiver	N/A		1.15	% #	1.15	% #	N/A	0.90	% #	0.90	% #
Net investment income (loss) to average daily net assets	7.42%		7.24%		6.98%		7.67%	7.53%		7.18%
Portfolio turnover rate	93%		61%		59%		93%	61%		59%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$10.93		$10.67		$10.39		$10.05		$8.27
Income (loss) from investment operations:
Net investment income (loss)	0.85	***	0.80	***	0.77	***	0.84		0.82
Net realized and unrealized gain (loss) on investments	(0.11)		0.22		(0.37)		0.35		1.79
Total income from investment operations	0.74		1.02		0.40		1.19		2.61
Less distributions to shareholders:
From net investment income	(0.66)		(0.71)		(0.12)		(0.85)		(0.83)
From net realized gains	(0.02)		(0.05)		-		-		-
Total distributions	(0.68)		(0.76)		(0.12)		(0.85)		(0.83)
Net asset value, end of year	$10.99		$10.93		$10.67		$10.39		$10.05

Total Return	6.85	% (a)	10.15	% (a)	3.92	% (a)	12.32%		33.04%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$105,706		$79,691		$64,235		$78,901		$50,552
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.75%		0.75%		0.78%		1.02%
After expense waiver	N/A		0.75	% #	0.75	% #	0.75	% #	0.75	% #
Net investment income (loss) to average daily net assets	7.80%		7.59%		7.29%		8.30%		8.98%
Portfolio turnover rate	93%		61%		59%		70%		103%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S					Class N
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$10.92	$10.67		$10.39		$10.87		$10.62		$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.85 ***	0.80	***	0.78	***	0.77	***	0.75	***	0.70	***
Net realized and unrealized gain (loss) on investments	(0.11)	0.22		(0.37)		(0.11)		0.18		(0.36)
Total income from investment operations	0.74	1.02		0.41		0.66		0.93		0.34
Less distributions to shareholders:
From net investment income	(0.66)	(0.72)		(0.13)		(0.63)		(0.63)		(0.11)
From net realized gains	(0.02)	(0.05)		-		(0.02)		(0.05)		-
Total distributions	(0.68)	(0.77)		(0.13)		(0.65)		(0.68)		(0.11)
Net asset value, end of year	$10.98	$10.92		$10.67		$10.88		$10.87		$10.62
Total Return(a)	6.98%	10.17%		3.96%		6.08	% (b)	9.29	% (b)	3.25	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$53,406	$32,625		$24,644		$1,949		$1,963		$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	0.70%		0.70%		1.43%		1.45%		1.45%
After expense waiver	N/A	0.70	% #	0.70	% #	N/A		1.45	% #	1.45	% #
Net investment income (loss) to average daily net assets	7.86%	7.65%		7.37%		7.11%		7.10%		6.60%
Portfolio turnover rate	93%	61%		59%		93%		61%		59%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.31		$9.45		$9.10		$8.84		$7.66	$8.93
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.20	***	0.17	***	0.11	***	0.14 ***	0.17 ***
Net realized and unrealized gain (loss) on investments	0.75		0.87		0.36		0.15		1.20	(1.24)
Total income (loss) from investment operations	0.99		1.07		0.53		0.26		1.34	(1.07)
Less distributions to shareholders:
From net investment income	(0.23)		(0.21)		(0.18)		-		(0.16)	(0.20)
Net asset value, end of period	$11.07		$10.31		$9.45		$9.10		$8.84	$7.66
Total Return(a)	9.76	% (b)	11.47	% (b)	5.84	% (b)	2.94	%**(b)	17.52%	(11.98)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,595		$9,378		$7,838		$7,555		$7,287	$5,490
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.21%		1.17%		1.20	%*	1.16%	1.16%
After expense waiver	1.16	% #	1.16	% #	1.16	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	2.23%		2.04%		1.84%		1.43	%*	1.70%	2.08%
Portfolio turnover rate	194%		150%		139%		104	%**	95%	94%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.44		$9.55		$9.18		$8.91		$7.71	$8.98
Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.23	***	0.20	***	0.13	***	0.16 ***	0.20 ***
Net realized and unrealized gain (loss) on investments	0.76		0.88		0.36		0.14		1.21	(1.25)
Total income (loss) from investment operations	1.03		1.11		0.56		0.27		1.37	(1.05)
Less distributions to shareholders:
From net investment income	(0.25)		(0.22)		(0.19)		-		(0.17)	(0.22)
Net asset value, end of period	$11.22		$10.44		$9.55		$9.18		$8.91	$7.71
Total Return(a)	10.04%		11.86%		6.02%		3.14	%**	17.77%	(11.67)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,418		$2,195		$2,119		$2,779		$2,393	$3,280
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.96%		0.92%		0.94	%*	0.91%	0.91%
After expense waiver	0.91	% #	0.91	% #	0.91	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	2.48%		2.29%		2.14%		1.70	%*	1.97%	2.33%
Portfolio turnover rate	194%		150%		139%		104	%**	95%	94%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.77		$9.86		$9.48		$9.18		$7.94	$9.25
Income (loss) from investment operations:
Net investment income (loss)	0.29	***	0.25	***	0.22	***	0.14	***	0.18 ***	0.21 ***
Net realized and unrealized gain (loss) on investments	0.79		0.90		0.38		0.16		1.25	(1.29)
Total income (loss) from investment operations	1.08		1.15		0.60		0.30		1.43	(1.08)
Less distributions to shareholders:
From net investment income	(0.26)		(0.24)		(0.22)		-		(0.19)	(0.23)
Net asset value, end of period	$11.59		$10.77		$9.86		$9.48		$9.18	$7.94
Total Return(a)	10.25%		11.90%		6.31%		3.27	%**	18.02%	(11.64)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,597		$2,119		$1,923		$2,083		$2,138	$2,438
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.81%		0.77%		0.80	%*	0.76%	0.76%
After expense waiver	0.76	% #	0.76	% #	0.76	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	2.63%		2.44%		2.26%		1.84	%*	2.09%	2.48%
Portfolio turnover rate	194%		150%		139%		104	%**	95%	94%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$10.47		$9.59		$9.22		$8.93		$7.72	$9.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	***	0.26	***	0.23	***	0.15	***	0.19 ***	0.22 ***
Net realized and unrealized gain (loss) on investments	0.77		0.88		0.37		0.14		1.22	(1.25)
Total income (loss) from investment operations	1.07		1.14		0.60		0.29		1.41	(1.03)
Less distributions to shareholders:
From net investment income	(0.28)		(0.26)		(0.23)		-		(0.20)	(0.25)
Net asset value, end of period	$11.26		$10.47		$9.59		$9.22		$8.93	$7.72
Total Return(a)	10.42%		12.12%		6.43%		3.36	%**	18.30%	(11.47)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$180,719		$207,263		$231,935		$262,347		$277,665	$261,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.65%		0.61%		0.63	%*	0.60%	0.60%
After expense waiver	0.60	% #	0.60	% #	0.60	% #	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	2.80%		2.61%		2.43%		1.99	%*	2.26%	2.64%
Portfolio turnover rate	194%		150%		139%		104	%**	95%	94%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$10.21		$9.37		$9.00		$8.77		$7.63		$7.63
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.18	***	0.15	***	0.08	***	0.12	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.75		0.84		0.34		0.15		1.19		(0.00	)†
Total income (loss) from investment operations	0.95		1.02		0.49		0.23		1.31		(0.00)
Less distributions to shareholders:
From net investment income	(0.19)		(0.18)		(0.12)		-		(0.17)		-
Net asset value, end of period	$10.97		$10.21		$9.37		$9.00		$8.77		$7.63
Total Return(a)	9.48	% (b)	11.03	% (b)	5.49	% (b)	2.62	%**(b)	17.22	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$147		$137		$416		$544		$523		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.52%		1.48%		1.49	%*	1.47%		-	‡
After expense waiver	1.47	% #	1.47	% #	1.47	% #	N/A		N/A		N/A
Net investment income (loss) to average daily net assets	1.92%		1.81%		1.60%		1.13	%*	1.38%		-	‡
Portfolio turnover rate	194%		150%		139%		104	%**	95%		94%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period from January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

‡  Amount is de minimis due to short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07			Year ended 10/31/06			Year ended 10/31/05†
Net asset value, beginning of year	$18.72			$16.82			$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.14 ***			0.16 ***			0.22 ***
Net realized and unrealized gain (loss) on investments	2.94			2.07			0.82
Total income from investment operations	3.08			2.23			1.04
Less distributions to shareholders:
From net investment income	(0.80)			(0.24)			(0.09)
From net realized gains	(0.33)			(0.09)			-
Total distributions	(1.13)			(0.33)			(0.09)
Net asset value, end of year	$20.67			$18.72			$16.82

Total Return(a)	17.21% (b)			13.45% (b)			6.52% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,778			$24,149			$15,932
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%			1.10%			1.09%
After expense waiver	N/A			1.10% #			N/A
Net investment income (loss) to average daily net assets	0.72%			0.93%			1.32%
Portfolio turnover rate	151%			157%			53%
	Class L
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05	Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$18.78	$16.86		$15.87	$14.15		$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.24	***	0.28 ***	0.23		0.18
Net realized and unrealized gain (loss) on investments	2.94	2.04		0.80	1.87		1.87
Total income from investment operations	3.14	2.28		1.08	2.10		2.05
Less distributions to shareholders:
From net investment income	(0.83)	(0.27)		(0.09)	(0.38)		(0.15)
From net realized gains	(0.33)	(0.09)		-	-		-
Total distributions	(1.16)	(0.36)		(0.09)	(0.38)		(0.15)
Net asset value, end of year	$20.76	$18.78		$16.86	$15.87		$14.15

Total Return(a)	17.55%	13.76%		6.82%	15.00%		16.87%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$78,980	$77,697		$121,377	$70,724		$68,306
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.81%		0.80%	0.80%		0.82%
After expense waiver	N/A	0.81	% #	N/A	0.80	% #	0.80	% #
Net investment income (loss) to average daily net assets	1.01%	1.36%		1.66%	1.38%		1.43%
Portfolio turnover rate	151%	157%		53%	30%		49%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y				Class S
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$18.80	$16.87		$15.87	$18.81	$16.89		$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.24	***	0.30 ***	0.24 ***	0.26	***	0.32 ***
Net realized and unrealized gain (loss) on investments	2.94	2.07		0.80	2.94	2.06		0.80
Total income from investment operations	3.16	2.31		1.10	3.18	2.32		1.12
Less distributions to shareholders:
From net investment income	(0.87)	(0.29)		(0.10)	(0.88)	(0.31)		(0.10)
From net realized gains	(0.33)	(0.09)		-	(0.33)	(0.09)		-
Total distributions	(1.20)	(0.38)		(0.10)	(1.21)	(0.40)		(0.10)
Net asset value, end of year	$20.76	$18.80		$16.87	$20.78	$18.81		$16.89

Total Return(a)	17.63%	13.89%		6.97%	17.78%	14.00%		7.05%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,389	$3,400		$3,147	$388,559	$370,894		$393,965
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.70%		0.69%	0.60%	0.60%		0.59%
After expense waiver	N/A	0.70	% #	N/A	N/A	0.60	% #	N/A
Net investment income (loss) to average daily net assets	1.12%	1.38%		1.78%	1.22%	1.51%		1.89%
Portfolio turnover rate	151%	157%		53%	151%	157%		53%

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$18.68		$16.78		$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.04	***	0.19	***
Net realized and unrealized gain (loss) on investments	2.91		2.12		0.79
Total income from investment operations	2.97		2.16		0.98
Less distributions to shareholders:
From net investment income	(0.81)		(0.17)		(0.07)
From net realized gains	(0.33)		(0.09)		-
Total distributions	(1.14)		(0.26)		(0.07)
Net asset value, end of year	$20.51		$18.68		$16.78

Total Return(a)	16.64	% (b)	13.06	% (b)	6.18	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$132		$762		$182
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.42%		1.40%
After expense waiver	N/A		1.42	% #	N/A
Net investment income (loss) to average daily net assets	0.31%		0.23%		1.13%
Portfolio turnover rate	151%		157%		53%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$13.45		$12.20		$10.96		$13.52		$12.20		$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.18	***	0.18	***	0.23	***	0.21	***	0.21	***
Net realized and unrealized gain (loss) on investments	0.79		2.17		1.16		0.79		2.19		1.14
Total income from investment operations	0.98		2.35		1.34		1.02		2.40		1.35
Less distributions to shareholders:
From net investment income	(0.19)		(0.19)		(0.04)		(0.23)		(0.17)		(0.05)
From net realized gains	(1.08)		(0.91)		(0.06)		(1.08)		(0.91)		(0.06)
Tax return of capital	(0.04)		-		-		(0.05)		-		-
Total distributions	(1.31)		(1.10)		(0.10)		(1.36)		(1.08)		(0.11)
Net asset value, end of year	$13.12		$13.45		$12.20		$13.18		$13.52		$12.20

Total Return(a)	7.62	% (b)	20.68	% (b)	12.30	% (b)	7.83%		21.04%		12.47%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$18,838		$4,698		$1,509		$118,847		$15,911		$2,192
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.14%		1.16%		0.85%		0.89%		0.91%
After expense waiver	1.09	% #	1.09	% #	1.09	% #	0.84	% #	0.84	% #	0.84	% #
Net investment income (loss) to average daily net assets	1.42%		1.48%		1.47%		1.65%		1.67%		1.74%
Portfolio turnover rate	139%		144%		150%		139%		144%		150%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$13.56		$12.24		$10.96		$10.01		$8.35
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.24	***	0.23	***	0.18		0.17
Net realized and unrealized gain (loss) on investments	0.78		2.18		1.16		1.34		1.63
Total income from investment operations	1.04		2.42		1.39		1.52		1.80
Less distributions to shareholders:
From net investment income	(0.25)		(0.19)		(0.05)		(0.31)		(0.14)
From net realized gains	(1.08)		(0.91)		(0.06)		(0.26)		-
Tax return of capital	(0.05)		-		-		-		-
Total distributions	(1.38)		(1.10)		(0.11)		(0.57)		(0.14)
Net asset value, end of year	$13.22		$13.56		$12.24		$10.96		$10.01

Total Return	7.98	% (a)	21.22	% (a)	12.74	% (a)	15.31%		21.87%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$157,740		$109,358		$78,550		$38,480		$28,342
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.74%		0.76%		0.98%		1.22%
After expense waiver	0.69	% #	0.69	% #	0.69	% #	0.70	% #	0.70	% #
Net investment income (loss) to average daily net assets	1.90%		1.93%		1.95%		1.80%		1.86%
Portfolio turnover rate	139%		144%		150%		102%		94%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S						Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$13.57		$12.25		$10.96		$13.48		$12.16		$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.26	***	0.25	***	0.15	***	0.15	***	0.15	***
Net realized and unrealized gain (loss) on investments	0.87		2.17		1.15		0.79		2.18		1.15
Total income from investment operations	1.12		2.43		1.40		0.94		2.33		1.30
Less distributions to shareholders:
From net investment income	(0.27)		(0.20)		(0.05)		(0.12)		(0.10)		(0.04)
From net realized gains	(1.08)		(0.91)		(0.06)		(1.08)		(0.91)		(0.06)
Tax return of capital	(0.05)		-		-		(0.03)		-		-
Total distributions	(1.40)		(1.11)		(0.11)		(1.23)		(1.01)		(0.10)
Net asset value, end of year	$13.29		$13.57		$12.25		$13.19		$13.48		$12.16

Total Return(a)	8.55%		21.37%		12.85%		7.26	% (b)	20.35	% (b)	11.96	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$287,201		$241		$112		$468		$134		$111
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.64%		0.66%		1.41%		1.45%		1.47%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	1.40	% #	1.40	% #	1.40	% #
Net investment income (loss) to average daily net assets	1.80%		2.04%		2.08%		1.13%		1.23%		1.27%
Portfolio turnover rate	139%		144%		150%		139%		144%		150%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$12.46		$10.80		$9.95		$12.50		$10.82		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.09	***	0.09	***	0.14	***	0.13	***	0.12	***
Net realized and unrealized gain (loss) on investments	1.38		1.67		0.81		1.37		1.67		0.80
Total income from investment operations	1.48		1.76		0.90		1.51		1.80		0.92
Less distributions to shareholders:
From net investment income	(0.11)		(0.10)		(0.05)		(0.11)		(0.12)		(0.05)
Net asset value, end of year	$13.83		$12.46		$10.80		$13.90		$12.50		$10.82

Total Return(a)	11.89	% (b)	16.45	% (b)	9.02	% (b)	12.17%		16.78%		9.26%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,136		$2,693		$344		$1,972		$777		$720
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.20%		1.20%		0.88%		0.94%		0.95%
After expense waiver	1.09	% #	1.09	% #	1.09	% #	0.84	% #	0.84	% #	0.84	% #
Net investment income (loss) to average daily net assets	0.79%		0.78%		0.86%		1.04%		1.13%		1.08%
Portfolio turnover rate	148%		163%		154%		148%		163%		154%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$12.51		$10.83		$9.95		$9.28		$7.82
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.15	***	0.16	***	0.11		0.09
Net realized and unrealized gain (loss) on investments	1.38		1.67		0.77		0.74		1.45
Total income from investment operations	1.54		1.82		0.93		0.85		1.54
Less distributions to shareholders:
From net investment income	(0.13)		(0.14)		(0.05)		(0.18)		(0.08)
Net asset value, end of year	$13.92		$12.51		$10.83		$9.95		$9.28

Total Return	12.33	% (a)	17.00	% (a)	9.39	% (a)	9.17%		19.93%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$57,125		$39,859		$31,582		$30,017		$27,402
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.79%		0.80%		1.00%		1.18%
After expense waiver	0.69	% #	0.69	% #	0.69	% #	0.70	% #	0.70	% #
Net investment income (loss) to average daily net assets	1.21%		1.28%		1.46%		1.06%		1.11%
Portfolio turnover rate	148%		163%		154%		116%		90%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S						Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$12.55		$10.85		$9.95		$12.44		$10.77		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.16	***	0.17	***	0.05	***	0.07	***	0.08	***
Net realized and unrealized gain (loss) on investments	1.37		1.68		0.78		1.39		1.66		0.78
Total income from investment operations	1.55		1.84		0.95		1.44		1.73		0.86
Less distributions to shareholders:
From net investment income	(0.14)		(0.14)		(0.05)		(0.05)		(0.06)		(0.04)
Net asset value, end of year	$13.96		$12.55		$10.85		$13.83		$12.44		$10.77

Total Return(a)	12.48%		17.01%		9.70%		11.58	% (b)	16.13	% (b)	8.66	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$390		$204		$109		$636		$125		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%		0.74%		0.70%		1.43%		1.49%		1.51%
After expense waiver	0.59	% #	0.59	% #	0.59	% #	1.40	% #	1.40	% #	1.40	% #
Net investment income (loss) to average daily net assets	1.33%		1.37%		1.56%		0.39%		0.57%		0.75%
Portfolio turnover rate	148%		163%		154%		148%		163%		154%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$11.58		$10.15		$10.00		$11.64		$10.17		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.06	***	0.05	***	0.12	***	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	1.48		1.49		0.10		1.49		1.48		0.09
Total income from investment operations	1.57		1.55		0.15		1.61		1.58		0.17
Less distributions to shareholders:
From net investment income	(0.09)		(0.12)		-		(0.10)		(0.11)		-
From net realized gains	(0.56)		-		-		(0.56)		-		-
Total distributions	(0.65)		(0.12)		-		(0.66)		(0.11)		-
Net asset value, end of period	$12.50		$11.58		$10.15		$12.59		$11.64		$10.17
Total Return(a)	14.20	% (b)	15.35	% (b)	1.50	%**(b)	14.52%		15.69%		1.70	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,165		$13,292		$4,562		$99,145		$107,627		$99,450
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.27%		1.25	%*	1.02%		1.02%		1.01	%*
After expense waiver	1.16	% #	1.23	% #	1.23	%*#	0.91	% #	0.93	% #	0.93	%* #
Net investment income (loss) to average daily net assets	0.73%		0.58%		0.54	%*	1.01%		0.92%		0.93	%*
Portfolio turnover rate	105%		110%		78	%**	105%		110%		78	%**
	Class Y						Class S
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$11.64		$10.17		$10.00		$11.69		$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.11	***	0.08	***	0.15	***	0.14	***	0.10	***
Net realized and unrealized gain (loss) on investments	1.48		1.49		0.09		1.49		1.49		0.09
Total income from investment operations	1.61		1.60		0.17		1.64		1.63		0.19
Less distributions to shareholders:
From net investment income	(0.14)		(0.13)		-		(0.14)		(0.13)		-
From net realized gains	(0.56)		-		-		(0.56)		-		-
Total distributions	(0.70)		(0.13)		-		(0.70)		(0.13)		-
Net asset value, end of period	$12.55		$11.64		$10.17		$12.63		$11.69		$10.19
Total Return(a)	14.43%		15.96%		1.70	%**	14.74%		16.18%		1.90	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$126		$117		$102		$244,758		$246,658		$229,247
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.85	%*	0.82%		0.82%		0.81	%*
After expense waiver	0.76	% #	0.83	% #	0.83	%*#	0.67	% #	0.60	% #	0.60	%*#
Net investment income (loss) to average daily net assets	1.10%		1.02%		1.01	%*	1.24%		1.25%		1.26	%*
Portfolio turnover rate	105%		110%		78	%**	105%		110%		78	%**

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$11.58		$10.11		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.03	***	0.03	***
Net realized and unrealized gain (loss) on investments	1.49		1.50		0.08
Total income from investment operations	1.54		1.53		0.11
Less distributions to shareholders:
From net investment income	(0.04)		(0.06)		-
From net realized gains	(0.56)		-		-
Total distributions	(0.60)		(0.06)		-
Net asset value, end of period	$12.52		$11.58		$10.11
Total Return(a)	13.87	% (b)	15.07	% (b)	1.20	%**(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$125		$116		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.57%		1.57%		1.55	%*
After expense waiver	1.46	% #	1.53	% #	1.53	%*#
Net investment income (loss) to average daily net assets	0.45%		0.31%		0.31	%*
Portfolio turnover rate	105%		110%		78	%**

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$10.98		$10.06		$10.00		$10.97		$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.02	)***	0.00	***†	(0.01	)***	(0.01	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	2.46		0.94		0.06		2.45		0.95		0.07
Total income from investment operations	2.43		0.92		0.06		2.44		0.94		0.07
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.04)		-
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	-		-		-		-		(0.04)		-
Net asset value, end of period	$13.41		$10.98		$10.06		$13.41		$10.97		$10.07
Total Return(a)	22.13	% (b)	9.15	% (b)	0.60	%**(b)	22.24%		9.30%		0.70	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$363,471		$317,251		$294,065		$75,119		$23,252		$10,104
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.23	%*	0.98%		0.99%		0.98	%*
After expense waiver	1.09	% #	1.09	% #	1.09	%*#	0.97	% #	0.97	% #	0.97	%*#
Net investment income (loss) to average daily net assets	(0.21)%		(0.22)%		0.06	%*	(0.08)%		(0.12)%		0.00	%*
Portfolio turnover rate	57%		58%		59	%**	57%		58%		59	%**
	Class Y						Class S
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$10.98		$10.07		$10.00		$11.01		$10.09		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***†	0.02	***	0.02	***	0.02	***	0.04	***
Net realized and unrealized gain (loss) on investments	2.46		0.95		0.05		2.48		0.94		0.05
Total income from investment operations	2.47		0.95		0.07		2.50		0.96		0.09
Less distributions to shareholders:
From net investment income	-		(0.04)		-		-		(0.04)		-
Tax return of capital	-		(0.00	)†	-		-		(0.00	)†	-
Total distributions	-		(0.04)		-		-		(0.04)		-
Net asset value, end of period	$13.45		$10.98		$10.07		$13.51		$11.01		$10.09
Total Return(a)	22.50%		9.49%		0.70	%**	22.71%		9.51%		0.90	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$57,564		$45,576		$23,856		$715,738		$544,457		$485,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.84	%*	0.78%		0.78%		0.78	%*
After expense waiver	0.82	% #	0.82	% #	0.82	%*#	0.71	% #	0.71	% #	0.71	%*#
Net investment income (loss) to average daily net assets	0.06%		0.04%		0.20	%*	0.17%		0.16%		0.45	%*
Portfolio turnover rate	57%		58%		59	%**	57%		58%		59	%**

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$10.90		$10.03		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	2.44		0.93		0.05
Total income from investment operations	2.37		0.87		0.03
Net asset value, end of period	$13.27		$10.90		$10.03
Total Return(a)	21.74	% (b)	8.67	% (b)	0.30	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,624		$1,014		$426
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.53	% *
After expense waiver	1.46	% #	1.46	% #	1.46	% *#
Net investment income (loss) to average daily net assets	(0.58)%		(0.62)%		(0.29	)% *
Portfolio turnover rate	57%		58%		59	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$9.16		$9.06		$8.39		$9.20		$9.08		$8.39
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.04	)***	0.04	***	(0.02	)***	(0.01	)***	0.06	***
Net realized and unrealized gain (loss) on investments	2.24		0.18		0.66		2.25		0.17		0.67
Total income from investment operations	2.19		0.14		0.70		2.23		0.16		0.73
Less distributions to shareholders:
From net investment income	-		(0.04)		(0.03)		-		(0.04)		(0.04)
Net asset value, end of period	$11.35		$9.16		$9.06		$11.43		$9.20		$9.08
Total Return(a)	23.91	% (b)	1.51	% (b)	8.39	% (b)	24.10%		1.81%		8.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,150		$350		$116		$25,515		$113		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.25%		1.22%		1.02%		1.00%		0.97%
After expense waiver	1.20	% #	1.20	% #	1.20	% #	0.95	% #	0.95	% #	0.95	% #
Net investment income (loss) to average daily net assets	(0.46)%		(0.47)%		0.44%		(0.19)%		(0.15)%		0.70%
Portfolio turnover rate	117%		164%		35%		117%		164%		35%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$9.22		$9.09		$8.39
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.00	***†	0.07	***
Net realized and unrealized gain (loss) on investments	2.25		0.18		0.67
Total income from investment operations	2.24		0.18		0.74
Less distributions to shareholders:
From net investment income	-		(0.05)		(0.04)
Net asset value, end of period	$11.46		$9.22		$9.09
Total Return(a)	24.30%		1.95%		8.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137		$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.85%		0.82%
After expense waiver	0.80	% #	0.80	% #	0.80	% #
Net investment income (loss) to average daily net assets	(0.11)%		0.00	% ††	0.85%
Portfolio turnover rate	117%		164%		35%

***  Per share amount calculated on the average shares method.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

†  Amount is less than $0.01 per share.

††  Amount is less than 0.01%.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03
Net asset value, beginning of year	$9.22		$9.10		$8.39		$7.83	$6.85
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.01	***	0.08	***	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.27		0.16		0.67		0.59	0.96
Total income from investment operations	2.26		0.17		0.75		0.63	1.00
Less distributions to shareholders:
From net investment income	-		(0.05)		(0.04)		(0.07)	(0.02)
Net asset value, end of year	$11.48		$9.22		$9.10		$8.39	$7.83
Total Return	24.38	% (a)	2.00	% (a)	8.95	% (a)	8.05%	14.56%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$59,742		$75,487		$84,756		$77,304	$101,530
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.80%		0.77%		0.77%	0.75%
After expense waiver	0.75	% #	0.75	% #	0.75	% #	N/A	N/A
Net investment income (loss) to average daily net assets	(0.09)%		0.06%		0.90%		0.33%	0.41%
Portfolio turnover rate	117%		164%		35%		28%	83%

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$9.15		$9.04		$8.39
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.06	)***	0.01	***
Net realized and unrealized gain (loss) on investments	2.23		0.17		0.67
Total income from investment operations	2.15		0.11		0.68
Less distributions to shareholders:
From net investment income	-		-		(0.03)
Net asset value, end of period	$11.30		$9.15		$9.04
Total Return(a)	23.50	% (b)	1.22	% (b)	8.10	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$138		$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.57%		1.55%		1.52%
After expense waiver	1.50	% #	1.50	% #	1.50	% #
Net investment income (loss) to average daily net assets	(0.81)%		(0.70)%		0.15%
Portfolio turnover rate	117%		164%		35%

***  Per share amount calculated on the average shares method.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$9.14		$8.24		$7.65		$9.18	$8.26		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***	0.02	***	0.04 ***	0.02	***	0.06	***
Net realized and unrealized gain (loss) on investments	1.62		0.91		0.61		1.63	0.92		0.59
Total income from investment operations	1.64		0.93		0.63		1.67	0.94		0.65
Less distributions to shareholders:
From net investment income	(0.01)		(0.03)		(0.04)		(0.03)	(0.02)		(0.04)
Net asset value, end of year	$10.77		$9.14		$8.24		$10.82	$9.18		$8.26
Total Return(a)	17.91	% (b)	11.33	% (b)	8.20	% (b)	18.29%	11.44%		8.50%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,532		$1,621		$226		$92,738	$8,280		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%		1.12%		1.15%		0.77%	0.89%		0.91%
After expense waiver	N/A		1.07	% #	1.09	% #	N/A	0.84	% #	0.84	% #
Net investment income (loss) to average daily net assets	0.20%		0.24%		0.28%		0.42%	0.24%		0.70%
Portfolio turnover rate	181%		163%		127%		181%	163%		127%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$9.20		$8.27		$7.65		$7.41		$6.12
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.05	***	0.06	***	0.02		0.03
Net realized and unrealized gain (loss) on investments	1.63		0.92		0.60		0.26		1.28
Total income from investment operations	1.69		0.97		0.66		0.28		1.31
Less distributions to shareholders:
From net investment income	(0.04)		(0.04)		(0.04)		(0.04)		(0.02)
Net asset value, end of year	$10.85		$9.20		$8.27		$7.65		$7.41
Total Return	18.40	% (a)	11.71	% (a)	8.66	% (a)	3.83%		21.42%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$99,772		$52,415		$33,336		$21,313		$20,154
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%		0.73%		0.76%		1.15%		1.40%
After expense waiver	N/A		0.67	% #	0.69	% #	0.70	% #	0.70	% #
Net investment income (loss) to average daily net assets	0.62%		0.62%		0.78%		0.36%		0.41%
Portfolio turnover rate	181%		163%		127%		112%		69%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return exludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S					Class N
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$9.21	$8.28		$7.65		$9.11		$8.22		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	0.06	***	0.08	***	(0.01	)***	(0.01	)***	0.01	***
Net realized and unrealized gain (loss) on investments	1.61	0.91		0.59		1.62		0.90		0.59
Total income from investment operations	1.67	0.97		0.67		1.61		0.89		0.60
Less distributions to shareholders:
From net investment income	(0.04)	(0.04)		(0.04)		-		-		(0.03)
Net asset value, end of year	$10.84	$9.21		$8.28		$10.72		$9.11		$8.22

Total Return(a)	18.20%	11.74%		8.80%		17.67	% (b)	10.83	% (b)	7.88	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$140,611	$332		$108		$140		$119		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.57%	0.67%		0.71%		1.32%		1.42%		1.46%
After expense waiver	N/A	0.57	% #	0.59	% #	N/A		1.38	% #	1.40	% #
Net investment income (loss) to average daily net assets	0.61%	0.72%		0.95%		(0.06)%		(0.07)%		0.14%
Portfolio turnover rate	181%	163%		127%		181%		163%		127%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return exludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†
Net asset value, beginning of period	$11.57		$10.00		$11.59		$10.00		$11.61		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.08	***	0.00	***††	0.10	***	0.02	***	0.11	***
Net realized and unrealized gain (loss) on investments	2.41		1.50		2.42		1.50		2.41		1.51
Total income from investment operations	2.38		1.58		2.42		1.60		2.43		1.62
Less distributions to shareholders:
From net investment income	(0.07)		(0.01)		(0.08)		(0.01)		(0.09)		(0.01)
From net realized gains	(0.93)		-		(0.93)		-		(0.93)		-
Total distributions	(1.00)		(0.01)		(1.01)		(0.01)		(1.02)		(0.01)
Net asset value, end of period	$12.95		$11.57		$13.00		$11.59		$13.02		$11.61
Total Return(a)	21.97	% (b)	15.76	% **(b)	22.30%		15.98	% **	22.45%		16.20	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,211		$158		$1,322		$116		$10,352		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.90	% *	1.42%		1.65	% *	1.27%		1.50	% *
After expense waiver	1.40	% #	1.40	% *#	1.15	% #	1.15	% *#	1.00	% #	1.00	% *#
Net investment income (loss) to average daily net assets	(0.24)%		0.78	% *	0.03%		0.99	% *	0.19%		1.14	% *
Portfolio turnover rate	119%		180	% **	119%		180	% **	119%		180	% **

	Class S				Class N
	Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†
Net asset value, beginning of period	$11.61		$10.00		$11.54		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.12	***	(0.05	)***	0.04	***
Net realized and unrealized gain (loss) on investments	2.42		1.50		2.39		1.50
Total income from investment operations	2.44		1.62		2.34		1.54
Less distributions to shareholders:
From net investment income	(0.10)		(0.01)		(0.02)		(0.00	)††
From net realized gains	(0.93)		-		(0.93)		-
Total distributions	(1.03)		(0.01)		(0.95)		(0.00)
Net asset value, end of period	$13.02		$11.61		$12.93		$11.54
Total Return(a)	22.53%		16.21	% **	21.58	% (b)	15.42	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,301		$11,905		$883		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%		1.40	% *	2.07%		2.30	% *
After expense waiver	0.93	% #	0.93	% *#	1.70	% #	1.70	% *#
Net investment income (loss) to average daily net assets	0.18%		1.21	% *	(0.39)%		0.44	% *
Portfolio turnover rate	119%		180	% **	119%		180	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 1, 2005 (commencement of operations) through October 31, 2006.

††  Amount is less then $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflect these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$16.27		$14.71		$13.95		$16.38		$14.75		$13.95
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.08	)***	(0.08	)***	(0.00	)***††	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.66		2.16		0.84		0.65		2.19		0.84
Total income from investment operations	0.60		2.08		0.76		0.65		2.15		0.80
Less distributions to shareholders:
From net realized gains	(1.40)		(0.52)		-		(1.40)		(0.52)		-
Net asset value, end of year	$15.47		$16.27		$14.71		$15.63		$16.38		$14.75

Total Return(a)	3.80	% (b)	14.57	% (b)	5.45	% (b)	4.04%		15.09%		5.73%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,671		$3,899		$2,724		$1		$236		$1,726
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%		1.32%		1.32%		1.07%		1.07%		1.07%
After expense waiver	1.30	% #	1.30	% #	1.30	% #	1.05	% #	1.05	% #	1.05	% #
Net investment income (loss) to average daily net assets	(0.36)%		(0.52)%		(0.51)%		(0.01)%		(0.24)%		(0.27)%
Portfolio turnover rate	70%		33%		32%		70%		33%		32%

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$16.40		$14.77		$13.95
Income (loss) from investment operations:
Net investment income (loss)	0.00	***††	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.67		2.17		0.84
Total income from investment operations	0.67		2.15		0.82
Less distributions to shareholders:
From net realized gains	(1.40)		(0.52)		-
Net asset value, end of year	$15.67		$16.40		$14.77

Total Return(a)	4.23%		14.99%		5.88%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,642		$2,000		$641
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.92%		0.92%
After expense waiver	0.90	% #	0.90	% #	0.90	% #
Net investment income (loss) to average daily net assets	0.02%		(0.10)%		(0.11)%
Portfolio turnover rate	70%		33%		32%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

††  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
Net asset value, beginning of year	$16.42		$14.78		$13.95		$12.80		$9.31
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.01	)***	(0.01	)***	0.02		0.03
Net realized and unrealized gain (loss) on investments	0.65		2.17		0.84		2.22		3.50
Total income from investment operations	0.67		2.16		0.83		2.24		3.53
Less distributions to shareholders:
From net investment income	-		-		-		(0.04)		(0.04)
From net realized gains	(1.40)		(0.52)		-		(1.05)		-
Total distributions	(1.40)		(0.52)		-		(1.09)		(0.04)
Net asset value, end of year	$15.69		$16.42		$14.78		$13.95		$12.80

Total Return	4.23	% (a)	15.05	% (a)	5.95	% (a)	17.48%		38.13%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$91,325		$113,892		$101,002		$102,717		$83,165
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.87%		0.90%		0.98%
After expense waiver	0.85	% #	0.85	% #	0.85	% #	0.85	% #	0.85	% #
Net investment income (loss) to average daily net assets	0.10%		(0.06)%		(0.07)%		0.17%		0.39%
Portfolio turnover rate	70%		33%		32%		66%		65%

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$16.17		$14.67		$13.95
Income (loss) from investment operations:
Net investment income (loss)	(0.10	)***	(0.13	)***	(0.12	)***
Net realized and unrealized gain (loss) on investments	0.65		2.15		0.84
Total income from investment operations	0.55		2.02		0.72
Less distributions to shareholders:
From net realized gains	(1.40)		(0.52)		-
Net asset value, end of year	$15.32		$16.17		$14.67

Total Return(a)	3.50	% (b)	14.19	% (b)	5.16	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,537		$1,520		$106
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.62%		1.62%
After expense waiver	1.60	% #	1.60	% #	1.60	% #
Net investment income (loss) to average daily net assets	(0.65)%		(0.81)%		(0.82)%
Portfolio turnover rate	70%		33%		32%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/07		Period ended 10/31/06©		Year ended 10/31/07		Period ended 10/31/06©		Year ended 10/31/07		Period ended 10/31/06©
Net asset value, beginning of period	$10.45		$10.00		$10.45		$10.00		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	(0.00	)***†	0.08	***	0.00	***†	0.07	***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.97		0.45		0.98		0.45		1.01		0.45
Total income from investment operations	1.03		0.45		1.06		0.45		1.08		0.45
Less distributions to shareholders:
From net realized gains	(0.01)		-		(0.01)		-		(0.01)		-
Net asset value, end of period	$11.47		$10.45		$11.50		$10.45		$11.52		$10.45
Total Return(a)	9.85	% (b)	4.50	% **(b)	10.14%		4.50	% **	10.33%		4.50	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,420		$104		$49,729		$105		$0		$105
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		5.08	% *	1.15%		4.83	% *	1.00%		4.68	%*
After expense waiver	1.14	% #	1.14	% *#	0.89	% #	0.89	% *#	0.79	% #	0.79	%*#
Net investment income (loss) to average daily net assets	0.52%		(0.19	)% *	0.74%		0.07	% *	0.67%		0.17	%*
Portfolio turnover rate	127%		17	% **	127%		17	% **	127%		17	%**

	Class S				Class N
	Year ended 10/31/07		Period ended 10/31/06©		Year ended 10/31/07		Period ended 10/31/06©
Net asset value, beginning of period	$10.45		$10.00		$10.44		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.00	***†	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.99		0.45		1.00		0.45
Total income from investment operations	1.09		0.45		1.01		0.44
Less distributions to shareholders:
From net investment income	(0.01)		-		-		-
From net realized gains	(0.01)		-		(0.01)		-
Total distributions	(0.02)		-		(0.01)		-
Net asset value, end of period	$11.52		$10.45		$11.44		$10.44
Total Return(a)	10.41%		4.50	% **	9.67	% (b)	4.40	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$68,822		$10,034		$33		$104
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		4.58	% *	1.70%		5.38	% *
After expense waiver	0.69	% #	0.69	% *#	1.49	% #	1.49	% *#
Net investment income (loss) to average daily net assets	0.87%		0.27	% *	0.11%		(0.54	)% *
Portfolio turnover rate	127%		17	% **	127%		17	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period September 27, 2006 (commencement of operations) through October 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04	Year ended 10/31/03
Net asset value, beginning of year	$16.99		$16.84		$15.79		$15.16	$11.76
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.04	)***	(0.05	)***	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	1.26		1.63		1.10		1.31	3.74
Total income from investment operations	1.31		1.59		1.05		1.23	3.70
Less distributions to shareholders:
Tax return of capital	-		-		-		-	(0.00)†
From net realized gains	(5.70)		(1.44)		(0.00	)†	(0.60)	(0.30)
Total distributions	(5.70)		(1.44)		(0.00)		(0.60)	(0.30)
Net asset value, end of year	$12.60		$16.99		$16.84		$15.79	$15.16

Total Return(a)	9.94	% (b)	9.81	% (b)	6.74	% (b)	8.13%	32.08%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$163,154		$236,029		$411,467		$452,238	$450,972
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.17%		1.15%		1.13%	1.14%
After expense waiver	1.14	% #	1.14	% #	1.14	% #	N/A	N/A
Net investment income (loss) to average daily net assets	0.40%		(0.24)%		(0.28)%		(0.45)%	(0.37)%
Portfolio turnover rate	111%		134%		45%		43%	53%

	Class L						Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of year	$17.08		$16.89		$15.79		$17.11		$16.91		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.00	***†	(0.01	)***	0.10	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.28		1.63		1.11		1.28		1.62		1.11
Total income from investment operations	1.36		1.63		1.10		1.38		1.64		1.12
Less distributions to shareholders:
From net realized gains	(5.70)		(1.44)		(0.00	)†	(5.70)		(1.44)		(0.00	)†
Net asset value, end of year	$12.74		$17.08		$16.89		$12.79		$17.11		$16.91
Total Return(a)	10.28%		10.09%		6.99%		10.33%		10.21%		7.12%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$8,595		$74,494		$88,802		$6,898		$6,564		$14,667
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.92%		0.90%		0.88%		0.82%		0.80%
After expense waiver	0.89	% #	0.89	% #	0.89	% #	0.79	% #	0.79	% #	0.79	% #
Net investment income (loss) to average daily net assets	0.56%		0.02%		(0.03)%		0.76%		0.13%		0.07%
Portfolio turnover rate	111%		134%		45%		111%		134%		45%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S						Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of year	$17.15		$16.92		$15.79		$16.87		$16.79		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.04	***	0.03	***	0.01	***	(0.10	)***	(0.11	)***
Net realized and unrealized gain (loss) on investments	1.28		1.63		1.10		1.24		1.62		1.11
Total income from investment operations	1.39		1.67		1.13		1.25		1.52		1.00
Less distributions to shareholders:
From net realized gains	(5.70)		(1.44)		(0.00	)†	(5.70)		(1.44)		(0.00	)†
Net asset value, end of year	$12.84		$17.15		$16.92		$12.42		$16.87		$16.79
Total Return(a)	10.45%		10.26%		7.25%		9.54	% (b)	9.45	% (b)	6.36	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$220,767		$328,698		$368,359		$104		$140		$140
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.72%		0.70%		1.58%		1.52%		1.50%
After expense waiver	0.69	% #	0.69	% #	0.69	% #	1.49	% #	1.49	% #	1.49	% #
Net investment income (loss) to average daily net assets	0.85%		0.22%		0.17%		0.06%		(0.58)%		(0.63)%
Portfolio turnover rate	111%		134%		45%		111%		134%		45%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$12.43		$10.58		$10.00		$12.51		$10.60		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.08	***	0.00	***†	0.08	***	0.11	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.23		1.86		0.58		2.24		1.87		0.55
Total income from investment operations	2.27		1.94		0.58		2.32		1.98		0.60
Less distributions to shareholders:
From net investment income	(0.13)		(0.09)		-		(0.14)		(0.07)		-
From net realized gains	(0.33)		-		-		(0.33)		-		-
Total distributions	(0.46)		(0.09)		-		(0.47)		(0.07)		-
Net asset value, end of period	$14.24		$12.43		$10.58		$14.36		$12.51		$10.60
Total Return(a)	18.73	% (b)	18.41	% (b)	5.80	%**(b)	19.07%		18.78%		6.00	%**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$49,635		$31,763		$6,539		$303,017		$290,689		$245,413
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%		1.50%		1.50	%*	1.25%		1.24%		1.25	%*
After expense waiver	1.43	% #	1.43	% #	1.43	%*#	1.14	% #	1.14	% #	1.14	%*#
Net investment income (loss) to average daily net assets	0.34%		0.69%		0.00	%*	0.63%		0.96%		0.59	%*
Portfolio turnover rate	16%		25%		25	%**	16%		25%		25	%**
	Class Y						Class S
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$12.50		$10.61		$10.00		$12.55		$10.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.12	***	0.06	***	0.12	***	0.14	***	0.07	***
Net realized and unrealized gain (loss) on investments	2.24		1.87		0.55		2.25		1.88		0.55
Total income from investment operations	2.34		1.99		0.61		2.37		2.02		0.62
Less distributions to shareholders:
From net investment income	(0.17)		(0.10)		-		(0.17)		(0.09)		-
From net realized gains	(0.33)		-		-		(0.33)		-		-
Total distributions	(0.50)		(0.10)		-		(0.50)		(0.09)		-
Net asset value, end of period	$14.34		$12.50		$10.61		$14.42		$12.55		$10.62
Total Return(a)	19.29%		18.86%		6.10	%**	19.43%		19.11%		6.20	%**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,514		$4,702		$3,099		$423,870		$436,584		$372,258
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.12	%*	1.07%		1.06%		1.06	%*
After expense waiver	1.03	% #	1.03	% #	1.03	%*#	0.89	% #	0.89	% #	0.89	%*#
Net investment income (loss) to average daily net assets	0.74%		1.06%		0.66	%*	0.87%		1.21%		0.85	%*
Portfolio turnover rate	16%		25%		25	%**	16%		25%		25	%**

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $  0.01 per share.

©  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of period	$12.48		$10.56		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.06	***	0.02	***
Net realized and unrealized gain (loss) on investments	2.24		1.88		0.54
Total income from investment operations	2.27		1.94		0.56
Less distributions to shareholders:
From net investment income	(0.11)		(0.02)		-
From net realized gains	(0.33)		-		-
Total distributions	(0.44)		(0.02)		-
Net asset value, end of period	$14.31		$12.48		$10.56
Total Return(a)	18.69	% (b)	18.35	% (b)	5.60	%**(b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$864		$574		$291
Ratio of expenses to average daily net assets:
Before expense waiver	1.80%		1.80%		1.79	%*
After expense waiver	1.52	% #	1.52	% #	1.52	%*#
Net investment income (loss) to average daily net assets	0.23%		0.53%		0.27	%*
Portfolio turnover rate	16%		25%		25	%**

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

©  For the period December 31, 2004 (commencement of operations) through October 31, 2005

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$14.55		$11.61		$9.64		$9.46		$6.32		$9.12
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.07	***	0.03	***	0.02	***	0.01	***	0.05	***
Net realized and unrealized gain (loss) on investments	4.66		2.96		1.94		0.20		3.16		(2.80)
Total income (loss) from investment operations	4.84		3.03		1.97		0.22		3.17		(2.75)
Less distributions to shareholders:
From net investment income	(0.14)		(0.09)		-		(0.04)		(0.03)		(0.05)
Tax return of capital	-		-		-		-		-		(0.00	)†
Total distributions	(0.14)		(0.09)		-		(0.04)		(0.03)		(0.05)
Net asset value, end of period	$19.25		$14.55		$11.61		$9.64		$9.46		$6.32
Total Return(a)	33.50	% (c)	26.27	% (c)	20.44	%(c)	2.33	% **(c)	49.88%		(30.11)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$103,369		$85,486		$55,809		$46,831		$50,817		$30,849
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.55%		1.54%		1.53	% *	1.52%		1.53%
After expense waiver	1.52	% #	1.52	% #	1.52	%#	1.52	% *(b)	1.50	% (b)	1.52	% (b)#
Net investment income (loss) to average daily net assets	1.05%		0.55%		0.28%		0.31	% *	0.15%		0.67%
Portfolio turnover rate	25%		27%		26%		32	% **	70%		40%
	Class L
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$14.66		$11.69		$9.69		$9.48		$6.34		$9.13
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.10	***	0.06	***	0.04	***	0.03	***	0.08	***
Net realized and unrealized gain (loss) on investments	4.70		2.99		1.94		0.21		3.15		(2.81)
Total income (loss) from investment operations	4.92		3.09		2.00		0.25		3.18		(2.73)
Less distributions to shareholders:
From net investment income	(0.13)		(0.12)		-		(0.04)		(0.04)		(0.06)
Tax return of capital	-		-		-		-		-		(0.00	)†
Total distributions	(0.13)		(0.12)		-		(0.04)		(0.04)		(0.06)
Net asset value, end of period	$19.45		$14.66		$11.69		$9.69		$9.48		$6.34
Total Return(a)	33.87%		26.61%		20.64%		2.66	% **	50.23%		(29.89)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$113,298		$118,352		$223,255		$185,394		$183,493		$95,876
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%		1.30%		1.29%		1.28	% *	1.27%		1.28%
After expense waiver	1.27	% #	1.27	% #	1.27	%#	1.27	% *(b)	1.25	% (b)	1.27	% (b)#
Net investment income (loss) to average daily net assets	1.28%		0.77%		0.54%		0.53	% *	0.34%		0.97%
Portfolio turnover rate	25%		27%		26%		32	% **	70%		40%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

††  Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$14.79		$11.80		$9.76		$9.54		$6.37		$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.13	***	0.08	***	0.05	***	0.05	***	0.08	***
Net realized and unrealized gain (loss) on investments	4.74		3.00		1.97		0.21		3.17		(2.81)
Total income (loss) from investment operations	4.99		3.13		2.05		0.26		3.22		(2.73)
Less distributions to shareholders:
From net investment income	(0.19)		(0.14)		(0.01)		(0.04)		(0.05)		(0.08)
Tax return of capital	-		-		-		-		-		(0.00	)†
Total distributions	(0.19)		(0.14)		(0.01)		(0.04)		(0.05)		(0.08)
Net asset value, end of period	$19.59		$14.79		$11.80		$9.76		$9.54		$6.37
Total Return(a)	34.05%		26.68%		20.95%		2.75	% **	50.60%		(29.82)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$83,333		$73,348		$59,211		$39,106		$44,227		$41,795
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.15%		1.14%		1.13	% *	1.12%		1.12%
After expense waiver	1.12	% #	1.12	% #	1.12	% #	1.11	% *(b)	1.10	% (b)	1.11	% (b)#
Net investment income (loss) to average daily net assets	1.46%		0.93%		0.69%		0.66	% *	0.64%		1.07%
Portfolio turnover rate	25%		27%		26%		32	% **	70%		40%
	Class S
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$14.82		$11.82		$9.78		$9.56		$6.39		$9.21
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.13	***	0.08	***	0.06	***	0.04	***	0.09	***
Net realized and unrealized gain (loss) on investments	4.76		3.01		1.97		0.20		3.19		(2.83)
Total income (loss) from investment operations	5.01		3.14		2.05		0.26		3.23		(2.74)
Less distributions to shareholders:
From net investment income	(0.20)		(0.14)		(0.01)		(0.04)		(0.06)		(0.08)
Tax return of capital	-		-		-		-		-		(0.00	)†
Total distributions	(0.20)		(0.14)		(0.01)		(0.04)		(0.06)		(0.08)
Net asset value, end of period	$19.63		$14.82		$11.82		$9.78		$9.56		$6.39
Total Return(a)	34.17%		26.76%		20.91%		2.75	% **	50.49%		(29.82)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,033,709		$806,440		$608,471		$524,488		$587,883		$441,475
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.12%		1.11%		1.10	% *	1.09%		1.10%
After expense waiver	1.09	% #	1.09	% #	1.09	% #	1.08	% *(b)	1.07	% (b)	1.09	% (b)#
Net investment income (loss) to average daily net assets	1.47%		0.97%		0.72%		0.70	% *	0.58%		1.18%
Portfolio turnover rate	25%		27%		26%		32	% **	70%		40%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

††  Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$14.40		$11.50		$9.58		$9.42		$6.30		$6.26
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.03	***	(0.00	)***†	(0.00	)***†	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	4.63		2.93		1.92		0.20		3.13		0.04
Total income from investment operations	4.75		2.96		1.92		0.20		3.12		0.04
Less distributions to shareholders:
From net investment income	(0.10)		(0.06)		-		(0.04)		(0.00	)†	-
Net asset value, end of period	$19.05		$14.40		$11.50		$9.58		$9.42		$6.30

Total Return(a)	33.12	% (c)	25.82	% (c)	20.04	% (c)	2.22	% **(c)	49.44	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$308		$232		$186		$155		$152		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.83%		1.85%		1.84%		1.83	% *	1.82%		-	‡
After expense waiver	1.82	% #	1.82	% #	1.82	% #	1.82	% *(b)	1.81	% (b)	-	‡
Net investment income (loss) to average daily net assets	0.74%		0.23%		(0.01)%		(0.02	)% *	(0.16)%		-	‡
Portfolio turnover rate	25%		27%		26%		32	% **	70%		40%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

††  Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amount is de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

(c)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†
Net asset value, beginning of period	$12.41		$10.00		$12.44		$10.00		$12.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.07	***	0.11	***	(0.01	)***	0.14	***	0.12	***
Net realized and unrealized gain (loss) on investments	4.80		2.34		4.82		2.45		4.82		2.33
Total income from investment operations	4.88		2.41		4.93		2.44		4.96		2.45
Less distributions to shareholders:
From net investment income	(0.00	)††	-		(0.01)		-		(0.01)		-
From net realized gains	(0.09)		-		(0.09)		-		(0.09)		-
Total distributions	(0.09)		-		(0.10)		-		(0.10)		-
Net asset value, end of period	$17.20		$12.41		$17.27		$12.44		$17.31		$12.45
Total Return(a)	39.55	% (b)	24.10	%**(b)	39.91%		24.40	% **	40.12%		24.50	%**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$36,718		$3,773		$17,632		$9,667		$739		$179
Ratio of expenses to average daily net assets:
Before expense waiver	1.75%		1.70	%*	1.50%		2.21	% *	1.35%		2.52	%*
After expense waiver	1.58	% #	1.58	%*#	1.33	% #	1.33	% *#	1.18	% #	1.18	%*#
Net investment income (loss) to average daily net assets	0.57%		0.68	%*	0.78%		(0.13	)% *	0.95%		1.13	%*
Portfolio turnover rate	95%		81	%**	95%		81	% **	95%		81	%**

	Class S				Class N
	Year ended 10/31/07		Period ended 10/31/06†		Year ended 10/31/07		Period ended 10/31/06†
Net asset value, beginning of period	$12.46		$10.00		$12.37		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.13	***	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	4.82		2.33		4.80		2.32
Total income from investment operations	4.97		2.46		4.82		2.37
Less distributions to shareholders:
From net investment income	(0.01)		-		-		-
From net realized gains	(0.09)		-		(0.09)		-
Total distributions	(0.10)		-		(0.09)		-
Net asset value, end of period	$17.33		$12.46		$17.10		$12.37
Total Return(a)	40.18%		24.60	%**	39.19	% (b)	23.70	% **(b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$26,159		$6,036		$847		$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		2.52	%*	2.15%		3.35	% *
After expense waiver	1.15	% #	1.15	%*#	1.88	% #	1.88	% *#
Net investment income (loss) to average daily net assets	1.04%		1.22	%*	0.13%		0.47	% *
Portfolio turnover rate	95%		81	%**	95%		81	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 1, 2005 (commencement of operations) through October 31, 2006.

††  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MassMutual Premier Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Premier Money Market Fund ("Money Market Fund"), MassMutual Premier Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Premier Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MassMutual Premier Core Bond Fund ("Core Bond Fund"), MassMutual Premier Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Premier Strategic Income Fund ("Strategic Income Fund"), MassMutual Premier High Yield Fund ("High Yield Fund"), MassMutual Premier Balanced Fund ("Balanced Fund"), MassMutual Premier Value Fund ("Value Fund"), MassMutual Premier Enhanced Index Value Fund ("Enhanced Index Value Fund"), MassMutual Premier Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MassMutual Premier Main Street Fund ("Main Street Fund"), MassMutual Premier Capital Appreciation Fund ("Capital Appreciation Fund"), MassMutual Premier Core Growth Fund ("Core Growth Fund"), MassMutual Premier Enhanced Index Growth Fund ("Enhanced Index Growth Fund"), MassMutual Premier Discovery Value Fund ("Discovery Value Fund"), MassMutual Premier Small Capitalization Value Fund ("Small Capitalization Value Fund"), MassMutual Premier Main Street Small Cap Fund ("Main Street Small Cap Fund"), MassMutual Premier Small Company Opportunities Fund ("Small Company Opportunities Fund"), MassMutual Premier Global Fund ("Global Fund"), MassMutual Premier International Equity Fund ("International Equity Fund") and MassMutual Premier Focused International Fund ("Focused International Fund").

The Discovery Value Fund and Focused International Fund commenced operations on December 1, 2005.

The Main Street Small Cap Fund commenced operations on September 27, 2006.

Prior to the opening of business on September 17, 2007, the Enhanced Index Value Fund acquired all assets and liabilities of the MassMutual Premier Enhanced Index Value Fund II ("Enhanced Index Value Fund II). The acquisition was accomplished by a tax-free exchange of 510,982 Class A shares, 54,818 Class L shares, 186,139 Class Y shares, 16,377,117 Class S shares and 14,363 Class N shares of the Enhanced Index Value Fund II for 353,027 Class A shares, 38,011 Class L shares, 127,576 Class Y shares, 11,169,165 Class S shares and 9,845 Class N shares of the Enhanced Index Value Fund. Enhanced Index Value Fund II's net assets at that date of $152,349,540, including $3,799,417 of net unrealized appreciation, were combined with those of the Enhanced Index Value Fund. The aggregate net assets of the Enhanced Index Value Fund immediately before the acquisition were $420,379,056. The combined net assets of the Enhanced Index Value Fund immediately following the acquisition were $572,728,596.

Each Fund has five classes of shares: Class A, Class L, Class Y, Class S and Class N. Class N shares of the Money Market Fund are not currently available. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all Funds, excluding the Money Market Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust's foreign funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At October 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Short-Duration Bond Fund	$1,077,507	$1,131,434
Core Bond Fund	87,423,090	91,670,885
Diversified Bond Fund	36,441,701	38,146,853
Strategic Income Fund	3,110,776	3,269,294
High Yield Fund	28,655,958	30,207,230

Notes to Financial Statements (Continued)

	Securities on Loan	Collateral
Balanced Fund	$13,402,573	$13,797,580
Value Fund	34,145,302	35,225,398
Enhanced Index Value Fund	23,384,984	24,144,116
Enhanced Index Core Equity Fund	7,444,224	7,629,546
Main Street Fund	17,019,265	17,389,161
Capital Appreciation Fund	82,498,189	84,658,451
Core Growth Fund	10,027,544	10,247,864
Enhanced Index Growth Fund	25,426,523	26,231,356
Discovery Value Fund	10,033,110	10,312,312
Small Capitalization Value Fund	27,463,085	28,760,889
Main Street Small Cap Fund	21,427,499	22,202,986
Small Company Opportunities Fund	70,817,811	73,321,956
Global Fund	54,868,640	57,830,007
International Equity Fund	111,817,553	114,920,455
Focused International Fund	2,734,442	2,757,900
	$666,630,481	$693,855,673

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended October 31, 2007, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Short-Duration Bond Fund	$29,553	$28,657	$896
Core Bond Fund	7,615,715	7,359,760	255,955
Diversified Bond Fund	2,929,909	2,790,224	139,685
Strategic Income Fund	497,068	452,580	44,488
High Yield Fund	1,408,855	1,269,740	139,115
Balanced Fund	747,456	724,629	22,827
Value Fund	1,823,992	1,749,811	74,181
Enhanced Index Value Fund	1,133,380	1,072,173	61,207
Enhanced Index Core Equity Fund	223,106	217,081	6,025
Main Street Fund	814,698	768,233	46,465
Capital Appreciation Fund	5,648,335	5,394,028	254,307
Core Growth Fund	438,134	419,254	18,880
Enhanced Index Growth Fund	701,520	676,013	25,507
Discovery Value Fund	302,530	288,640	13,890
Small Capitalization Value Fund	1,474,912	1,318,084	156,828
Main Street Small Cap Fund	649,664	582,562	67,102
Small Company Opportunities Fund	4,271,084	3,944,412	326,672
Global Fund	4,673,608	3,983,902	689,706
International Equity Fund	7,509,818	6,763,231	746,587
Focused International Fund	56,076	48,117	7,959
	$42,949,413	$39,851,131	$3,098,282

Notes to Financial Statements (Continued)

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Money Market Fund	$-	$1,113	$(1,113)
Short-Duration Bond Fund	3,487	266,332	(269,819)
Inflation-Protected Bond Fund	-	(2,501,985)	2,501,985
Core Bond Fund	(258,819)	1,561,960	(1,303,141)
Diversified Bond Fund	(3)	493,112	(493,109)
Strategic Income Fund	(1,615,347)	(6,291,058)	7,906,405
High Yield Fund	-	21,121	(21,121)
Balanced Fund	(2,772)	78,123	(75,351)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Value Fund	$-	$(10,462,837)	$10,462,837
Enhanced Index Value Fund	(125,982)	1,211,680	(1,085,698)
Enhanced Index Core Equity Fund	(57)	5,772	(5,715)
Main Street Fund	(1)	1,124	(1,123)
Capital Appreciation Fund	-	222,289	(222,289)
Core Growth Fund	(129,672)	43,131	86,541
Enhanced Index Growth Fund	(824)	14,431	(13,607)
Discovery Value Fund	-	17,530	(17,530)
Small Capitalization Value Fund	13,101	(1)	(13,100)
Main Street Small Cap Fund	(4,743)	34,319	(29,576)
Small Company Opportunities Fund	(15,188)	244,029	(228,841)
Global Fund	411,140	(1,310,240)	899,100
International Equity Fund	(1)	(1,173,046)	1,173,047
Focused International Fund	(4)	279,497	(279,493)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

Notes to Financial Statements (Continued)

A summary of open forward foreign currency contracts for the Strategic Income Fund at October 31, 2007 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Income Fund
BUYS
11/23/07	Argentinian Peso	4,850,000	$1,525,493	$1,540,294	$14,801
01/16/08	Australian Dollar	880,000	792,748	812,076	19,328
04/10/08	Australian Dollar	3,208,000	2,878,857	2,942,537	63,680
11/13/07	Australian Dollar	786,000	679,531	725,521	45,990
12/21/07	Australian Dollar	592,000	485,979	546,649	60,670
01/03/08	Brazilian Real	9,125,000	4,329,186	5,204,940	875,754
11/05/07	Brazilian Real	12,930,000	6,642,557	7,380,137	737,579
12/04/07	Brazilian Real	7,905,000	4,471,077	4,511,986	40,909
01/15/08	Canadian Dollar	780,000	802,816	821,521	18,705
01/16/08	Canadian Dollar	950,000	986,808	1,000,575	13,767
11/13/07	Canadian Dollar	405,000	412,004	424,907	12,903
11/23/07	Canadian Dollar	720,000	733,568	755,390	21,822
12/21/07	Canadian Dollar	1,025,000	972,975	1,077,851	104,876
01/25/08	Swiss Franc	865,000	745,940	750,134	4,194
04/10/08	Swiss Franc	3,810,000	3,284,483	3,315,848	31,365
11/08/07	Swiss Franc	1,420,000	1,205,819	1,223,663	17,844
11/13/07	Swiss Franc	1,498,000	1,239,920	1,290,879	50,959
12/19/07	Swiss Franc	1,070,000	920,743	924,527	3,784
12/21/07	Swiss Franc	835,000	719,053	721,719	2,666
01/16/08	Chilean Peso	540,000,000	1,093,490	1,093,923	433
01/25/08	Czech Republic Koruna	14,920,000	792,082	804,985	12,903
01/30/08	Czech Republic Koruna	52,800,000	2,832,449	2,849,263	16,814
12/19/07	Czech Republic Koruna	18,130,000	961,804	974,185	12,381
12/21/07	Czech Republic Koruna	14,460,000	766,905	777,343	10,438
01/29/08	Euro	530,000	735,785	767,535	31,750
04/07/08	Euro	2,420,000	3,428,233	3,505,268	77,035
04/10/08	Euro	490,000	700,024	709,749	9,725
11/01/07	Euro	295,000	425,449	426,171	722
11/02/07	Euro	285,000	411,740	411,725	(15)
11/07/07	Euro	1,440,000	2,043,601	2,080,294	36,693
11/13/07	Euro	2,135,000	2,999,669	3,084,324	84,655
11/30/07	Euro	1,890,000	2,584,859	2,730,385	145,526
12/06/07	Euro	640,000	901,722	924,780	23,058
12/27/07	Euro	3,210,000	4,526,158	4,645,569	119,411
11/01/07	Great British Pound	60,000	123,972	124,327	355
11/02/07	Great British Pound	60,000	124,314	124,327	13
11/13/07	Great British Pound	770,000	1,565,808	1,595,524	29,716
12/21/07	Great British Pound	410,000	813,063	849,850	36,787
12/27/07	Great British Pound	1,940,000	3,948,731	4,021,693	72,962
01/25/08	Hong Kong Dollar	11,250,000	1,451,626	1,453,045	1,419
12/19/07	Hong Kong Dollar	14,200,000	1,831,944	1,832,908	964
12/21/07	Hong Kong Dollar	10,660,000	1,375,283	1,376,034	751
01/30/08	Hungarian Forint	343,000,000	1,955,245	1,963,103	7,858
01/31/08	Hungarian Forint	343,000,000	1,958,579	1,962,970	4,391
01/31/08	Indonesian Rupiah	8,600,000,000	944,536	938,261	(6,275)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
12/03/07	Indonesian Rupiah	19,120,000,000	$2,096,491	$2,101,099	$4,608
01/02/08	Israeli Shekel	4,450,000	1,121,359	1,124,731	3,372
01/30/08	Israeli Shekel	5,620,000	1,413,613	1,420,615	7,002
11/16/07	Indian Rupee	32,000,000	808,796	813,732	4,936
04/10/08	Japanese Yen	1,932,000,000	16,875,566	17,047,440	171,874
11/01/07	Japanese Yen	32,000,000	279,110	277,983	(1,127)
11/13/07	Japanese Yen	277,000,000	2,427,719	2,406,289	(21,430)
11/30/07	Japanese Yen	673,000,000	5,912,162	5,846,328	(65,834)
12/21/07	Japanese Yen	128,000,000	1,061,184	1,115,488	54,304
01/30/08	Republic of Korea Won	1,885,000,000	2,080,272	2,099,393	19,121
02/01/08	Republic of Korea Won	1,540,000,000	1,682,477	1,715,252	32,775
04/30/08	Republic of Korea Won	1,566,000,000	1,727,913	1,746,357	18,444
01/04/08	Kazakhstan Tenge	15,000,000	123,711	123,105	(606)
11/05/07	Kazakhstan Tenge	44,000,000	364,088	363,787	(301)
11/06/07	Kazakhstan Tenge	60,000,000	496,689	496,073	(616)
11/26/07	Mexican Peso	20,900,000	1,878,550	1,950,036	71,486
01/30/08	Malaysian Ringgit	7,300,000	2,196,810	2,195,167	(1,643)
11/15/07	Malaysian Ringgit	5,840,000	1,727,980	1,751,124	23,144
12/17/07	Malaysian Ringgit	2,350,000	677,824	705,289	27,465
01/29/08	Norwegian Krone	13,150,000	2,225,794	2,435,099	209,305
01/16/08	New Zealand Dollar	3,450,000	2,397,540	2,633,420	235,880
01/17/08	New Zealand Dollar	1,030,000	793,481	786,129	(7,352)
11/05/07	New Zealand Dollar	2,175,000	1,661,178	1,668,329	7,151
11/13/07	New Zealand Dollar	750,000	571,448	575,286	3,838
12/21/07	New Zealand Dollar	940,000	703,268	719,541	16,273
01/30/08	Philippine Peso	56,000,000	1,282,932	1,277,549	(5,383)
01/31/08	Philippine Peso	60,000,000	1,373,941	1,368,747	(5,194)
11/29/07	Philippine Peso	60,000,000	1,372,056	1,373,626	1,570
01/30/08	Polish Zloty	5,280,000	2,093,145	2,104,743	11,598
11/07/07	Polish Zloty	5,600,000	2,029,721	2,221,870	192,149
02/21/08	Russian Ruble	43,650,000	1,669,216	1,760,984	91,768
12/06/07	Russian Ruble	45,699,000	1,777,957	1,851,373	73,416
04/10/08	Swedish Krona	12,660,000	1,950,562	1,993,489	42,927
12/21/07	Swedish Krona	3,330,000	493,085	523,328	30,243
02/05/08	Singapore Dollar	3,080,000	2,078,919	2,139,005	60,086
01/30/08	Slovakia Koruna	51,100,000	2,218,465	2,224,758	6,293
01/17/08	New Turkish Lira	920,000	736,542	766,676	30,134
01/24/08	New Turkish Lira	2,765,000	1,850,736	2,299,077	448,341
02/01/08	New Turkish Lira	2,100,000	1,114,531	1,741,712	627,181
11/02/07	New Turkish Lira	1,610,000	1,208,074	1,366,897	158,823
11/07/07	New Turkish Lira	4,130,000	3,167,969	3,506,389	338,420
11/26/07	New Turkish Lira	2,125,000	1,730,315	1,804,135	73,820
11/15/07	South African Rand	11,600,000	1,715,849	1,769,642	53,793
11/29/07	South African Rand	15,590,000	2,356,765	2,378,337	21,572
					$5,935,692
SELLS
01/16/08	Australian Dollar	880,000	783,024	812,076	(29,052)
04/10/08	Australian Dollar	6,140,000	5,434,425	5,631,914	(197,489)
11/13/07	Australian Dollar	670,000	535,414	618,446	(83,032)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
11/05/07	Brazilian Real	12,930,000	$7,101,045	$7,380,137	$(279,092)
12/04/07	Brazilian Real	2,620,000	1,484,433	1,495,434	(11,001)
01/16/08	Canadian Dollar	950,000	903,110	1,000,575	(97,465)
04/10/08	Canadian Dollar	2,280,000	2,367,417	2,401,095	(33,678)
11/23/07	Canadian Dollar	2,615,000	2,509,380	2,743,535	(234,155)
12/21/07	Canadian Dollar	510,000	481,255	536,297	(55,042)
01/25/08	Swiss Franc	865,000	713,195	750,134	(36,939)
11/08/07	Swiss Franc	55,000	46,387	47,395	(1,008)
11/13/07	Swiss Franc	1,380,000	1,161,792	1,189,194	(27,402)
11/15/07	Swiss Franc	1,900,000	1,616,471	1,637,296	(20,825)
12/19/07	Swiss Franc	1,070,000	897,629	924,527	(26,898)
12/21/07	Swiss Franc	1,686,000	1,419,920	1,457,267	(37,347)
11/09/07	Chinese Yuan Renminbi	12,200,000	1,637,421	1,634,731	2,690
01/25/08	Czech Republic Koruna	14,920,000	703,917	804,985	(101,068)
12/19/07	Czech Republic Koruna	18,130,000	874,031	974,185	(100,154)
12/21/07	Czech Republic Koruna	14,460,000	694,611	777,343	(82,732)
01/29/08	Euro	530,000	709,005	767,535	(58,530)
02/06/08	Euro	1,140,000	1,568,519	1,651,013	(82,494)
04/10/08	Euro	4,120,000	5,806,679	5,967,687	(161,008)
04/29/08	Euro	3,420,000	4,902,536	4,953,974	(51,438)
11/01/07	Euro	295,000	420,523	426,171	(5,648)
11/02/07	Euro	285,000	405,840	411,725	(5,885)
11/07/07	Euro	1,440,000	1,976,861	2,080,294	(103,433)
11/13/07	Euro	420,000	564,606	606,752	(42,146)
11/21/07	Euro	250,000	339,220	361,162	(21,942)
12/06/07	Euro	640,000	878,424	924,780	(46,356)
12/21/07	Euro	520,000	707,360	752,219	(44,859)
02/06/08	Great British Pound	600,000	1,216,707	1,242,472	(25,765)
04/10/08	Great British Pound	690,000	1,405,656	1,425,445	(19,789)
11/01/07	Great British Pound	60,000	122,910	124,327	(1,417)
11/02/07	Great British Pound	60,000	122,796	124,327	(1,531)
11/13/07	Great British Pound	570,000	1,129,178	1,181,102	(51,924)
12/21/07	Great British Pound	410,000	829,336	849,850	(20,514)
12/27/07	Great British Pound	2,140,000	4,354,497	4,436,301	(81,804)
01/25/08	Hong Kong Dollar	11,250,000	1,454,391	1,453,045	1,346
12/19/07	Hong Kong Dollar	14,200,000	1,837,431	1,832,908	4,523
12/21/07	Hong Kong Dollar	10,660,000	1,379,196	1,376,034	3,162
11/16/07	Indian Rupee	32,000,000	778,589	813,732	(35,143)
02/05/08	Japanese Yen	117,000,000	1,014,805	1,025,670	(10,865)
02/06/08	Japanese Yen	141,000,000	1,210,247	1,236,187	(25,940)
11/01/07	Japanese Yen	32,000,000	278,770	277,983	787
11/05/07	Japanese Yen	180,000,000	1,559,792	1,563,654	(3,862)
11/13/07	Japanese Yen	207,000,000	1,749,247	1,798,202	(48,955)
11/30/07	Japanese Yen	902,000,000	7,877,761	7,835,643	42,118
12/21/07	Japanese Yen	262,000,000	2,339,766	2,283,265	56,501
01/04/08	Kazakhstan Tenge	15,000,000	120,724	123,105	(2,381)
11/05/07	Kazakhstan Tenge	44,000,000	356,758	363,787	(7,029)
11/06/07	Kazakhstan Tenge	60,000,000	488,400	496,073	(7,673)
12/17/07	Malaysian Ringgit	2,350,000	699,093	705,289	(6,196)
01/29/08	Norwegian Krone	13,150,000	2,348,797	2,435,099	(86,302)

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
01/16/08	New Zealand Dollar	3,450,000	$2,332,864	$2,633,420	$(300,556)
01/17/08	New Zealand Dollar	1,030,000	780,663	786,129	(5,466)
04/10/08	New Zealand Dollar	810,000	605,491	612,506	(7,015)
11/13/07	New Zealand Dollar	750,000	512,567	575,286	(62,719)
12/21/07	New Zealand Dollar	269,000	185,355	205,911	(20,556)
11/07/07	Polish Zloty	5,600,000	2,105,181	2,221,870	(116,689)
12/06/07	Russian Ruble	45,699,000	1,811,003	1,851,373	(40,370)
12/21/07	Swedish Krona	3,330,000	478,648	523,328	(44,680)
11/15/07	Singapore Dollar	2,400,000	1,645,887	1,657,344	(11,457)
01/24/08	New Turkish Lira	2,765,000	1,481,068	2,299,077	(818,009)
02/01/08	New Turkish Lira	2,100,000	1,105,142	1,741,712	(636,570)
11/02/07	New Turkish Lira	1,040,000	754,170	882,965	(128,795)
11/07/07	New Turkish Lira	2,350,000	1,712,598	1,995,161	(282,563)
11/15/07	Taiwan New Dollar	52,000,000	1,600,492	1,604,938	(4,446)
					$(4,883,972)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund under these forward commitments at October 31, 2007 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
FNMA TBA
5.0% 12/01/2037	Dec-07	$5,100,000	$4,881,656	$4,890,820	$9,164
5.5% 11/01/2037	Nov-07	5,284,000	5,187,351	5,207,630	20,279
6.5% 11/01/2037	Nov-07	25,200,000	25,696,125	25,792,593	96,468
					$125,911
GNMA TBA
5.5% 11/01/2037	Nov-07	$2,325,000	$2,291,578	$2,311,014	$19,436

Notes to Financial Statements (Continued)

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
Core Bond Fund
FNMA TBA
4.5% 11/01/2037	Nov-07	$91,812,000	$85,636,208	$85,514,266	$(121,942)
5.0% 12/01/2037	Dec-07	38,976,000	37,422,220	37,377,376	(44,844)
6.5% 11/01/2037	Nov-07	78,875,000	80,395,039	80,729,793	334,754
					$167,968
GNMA TBA
5.5% 11/01/2037	Nov-07	$28,400,000	$27,991,750	$28,229,157	$237,407
Diversified Bond Fund
FNMA TBA
4.5% 11/01/2037	Nov-07	$27,450,000	$25,603,559	$25,567,100	$(36,459)
5.0% 12/01/2037	Nov-07	29,600,000	28,469,313	28,385,938	(83,375)
6.5% 11/01/2037	Nov-07	15,100,000	15,397,281	15,455,086	57,805
					$(62,029)
GNMA TBA
5.5% 11/01/2037	Nov-07	$2,625,000	$2,587,266	$2,609,209	$21,943
Strategic Income Fund
FNMA TBA
5.0% 11/01/2022	Nov-07	$2,232,000	$2,185,965	$2,197,299	$11,334
5.5% 11/01/2022-2037	Nov-07	407,000	404,855	406,723	1,868
6.0% 11/01/2022-2037	Nov-07	5,429,000	5,463,692	5,486,158	22,466
					$35,668
Balanced Fund
FNMA TBA
4.5% 11/01/2037	Nov-07	$2,600,000	$2,429,130	$2,421,656	$(7,474)
5.0% 12/01/2037	Dec-07	500,000	481,094	479,492	(1,602)
6.5% 11/01/2037	Nov-07	1,275,000	1,300,102	1,304,982	4,880
					$(4,196)
GNMA TBA
5.5% 11/01/2037	Nov-07	$1,675,000	$1,650,922	$1,664,924	$14,002

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

A summary of open futures contracts for the Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund at October 31, 2007 is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Core Bond Fund
BUYS
90	U.S. Treasury Note 5 Year	12/30/07	$9,660,938	$106,535
236	U.S. Treasury Note 2 Year	12/31/07	48,877,813	246,173
50	U.S. Treasury Note 10 Year	12/31/07	5,500,781	40,436
				$393,144
Diversified Bond Fund
BUYS
51	U.S. Treasury Note 5 Year	12/30/07	$5,474,531	$60,370
64	U.S. Treasury Note 2 Year	12/31/07	13,255,000	66,758
				$127,128
Strategic Income Fund
BUYS
20	JGB Mini 10 Year	12/10/07	$2,364,418	$7,277
9	Canadian 10 Year Bond	12/17/07	1,065,005	6,190
169	Euro Schatz	12/10/07	25,198,264	(59,874)
409	U.S. Treasury Note 5 Year	12/30/07	43,903,594	119,031
4	DAX Index	12/19/07	1,164,314	27,773
4	Long Gilt Index	12/30/07	889,349	(5,588)
32	NASDAQ 100 E-mini	12/21/07	1,441,600	118,441
54	Euro Boble	12/11/07	8,402,566	(31,779)
21	OMX 30 Index	12/24/07	390,490	2,141
1	S&P/MIB Index	12/21/07	293,863	3,128
9	U.S. Treasury Note 2 Year	12/31/07	1,863,984	(6,273)
236	U.S. Long Bond	12/30/07	26,572,125	154,191
				$334,658
SELLS
10	CAC40 Index	11/16/07	$844,108	$(2,384)
89	S&P 500 E-mini	12/21/07	6,919,305	(292,365)
14	Mex Bolsa Index	12/21/07	412,773	(10,420)
16	Nikkei 225 Index	12/7/07	2,322,547	(94,533)
20	Euro Bund	12/10/07	3,274,440	(31,657)
58	U.S. Treasury Note 10 Year	12/31/07	6,380,906	44,091
11	Australian 10 Year Bond	12/17/07	1,001,505	21,061
7	FTSE 100 Index	12/16/07	978,854	(58,599)
				$(424,806)
Balanced Fund
BUYS
6	U.S. Treasury Note 5 Year	12/31/07	$1,242,656	$6,259
21	U.S. Treasury Note 10 Year	12/31/07	2,310,328	(9,970)
				$(3,711)

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a

Notes to Financial Statements (Continued)

security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and Balanced Fund for open purchased option contracts as of October 31, 2007.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Notes to Financial Statements (Continued)

A summary of open written option contracts for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and Balanced Fund at October 31, 2007, is as follows:

Notional Amount	Expiration Date	Description	Premiums	Value
Short-Duration Bond Fund
$40,500,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 4.05	$158,750	$185,947
9,875,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 5.58	329,500	428,582
			$488,250	$614,529
Core Bond Fund
$121,500,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 4.05	$476,251	$557,841
29,625,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 5.58	988,500	1,285,746
			$1,464,751	$1,843,587
Diversified Bond Fund
$40,500,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 4.05	$158,750	$185,947
9,875,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 5.58	329,500	428,582
			$488,250	$614,529
Strategic Income Fund
$33,000,000	11/5/2007	Lehman Brothers JPY Call, Strike 114.60	$1,803	$779
33,000,000	11/5/2007	Lehman Brothers JPY Put, Strike 114.60	1,803	2,460
285,000	11/5/2007	Merrill Lynch EUR Call, Strike 1.44	2,093	3,249
285,000	11/5/2007	Merrill Lynch EUR Put, Strike 1.44	2,052	834
60,000	11/5/2007	Bank of America GBP Call, Strike 2.06	576	1,326
60,000	11/5/2007	Bank of America GBP Put, Strike 2.06	584	263
295,000	11/7/2007	Lehman Brothers EUR Call, Strike 1.45	2,181	2,181
295,000	11/7/2007	Lehman Brothers EUR Put, Strike 1.45	2,181	2,181
60,000	11/7/2007	Merrill Lynch GBP Call, Strike 2.07	569	569
60,000	11/7/2007	Merrill Lynch GBP Put, Strike 2.07	556	556
285,000	11/6/2007	Merrill Lynch EUR Call, Strike 1.44	2,062	3,399
285,000	11/6/2007	Merrill Lynch EUR Put, Strike 1.44	2,011	976
60,000	11/6/2007	Bank of America GBP Call, Strike 2.06	550	1,155
60,000	11/6/2007	Bank of America GBP Put, Strike 2.06	557	319
60,000	11/2/2007	JP Morgan GBP Call, Strike 2.05	560	1,564
60,000	11/2/2007	JP Morgan GBP Put, Strike 2.05	560	62
34,000,000	11/2/2007	Lehman Brothers JPY Call, Strike 114.20	2,013	334
34,000,000	11/2/2007	Lehman Brothers JPY Put, Strike 114.20	2,013	3,138
280,000	11/2/2007	Bank of America EUR Call, Strike 1.44	2,034	3,806
280,000	11/2/2007	Bank of America EUR Put, Strike 1.44	2,014	916
290,000	11/1/2007	Lehman Brothers EUR Call, Strike 1.43	1,924	5,811
290,000	11/1/2007	Lehman Brothers EUR Put, Strike 1.43	1,924	5
60,000	11/1/2007	Merrill Lynch GBP Call, Strike 2.05	575	1,762
60,000	11/1/2007	Merrill Lynch GBP Put, Strike 2.05	566	8
			$33,762	$37,651
Balanced Fund
$20,250,000	9/21/2009	Bear Stearns Bank PLC Call, Strike 4.05	$79,375	$92,973
4,937,500	9/21/2009	Bear Stearns Bank PLC Call, Strike 5.58	164,750	214,291
			$244,125	$307,264

Notes to Financial Statements (Continued)

Transactions in options written for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund, Balanced Fund and Core Growth Fund during the year ended October 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Short-Duration Bond Fund
Options outstanding at October 31, 2006	11,055,000	$643,971
Options written	52,625,000	492,638
Options terminated in closing purchase transactions	(13,305,000)	(648,359)
Options outstanding at October 31, 2007	50,375,000	$488,250
Core Bond Fund
Options outstanding at October 31, 2006	35,376,000	$2,060,709
Options written	158,775,000	1,479,668
Options terminated in closing purchase transactions	(43,026,000)	(2,075,626)
Options outstanding at October 31, 2007	151,125,000	$1,464,751
Diversified Bond Fund
Options outstanding at October 31, 2006	7,839,000	$456,634
Options written	52,875,000	493,125
Options terminated in closing purchase transactions	(10,339,000)	(461,509)
Options outstanding at October 31, 2007	50,375,000	$488,250
Strategic Income Fund
Options outstanding at October 31, 2006	1,180,000	$20,009
Options written	9,717,210,000	432,517
Options terminated in closing purchase transactions	(9,580,920,000)	(418,764)
Options outstanding at October 31, 2007	137,470,000	$33,762
Balanced Fund
Options outstanding at October 31, 2006	1,507,500	$87,814
Options written	25,487,500	244,710
Options terminated in closing purchase transactions	(1,807,500)	(88,399)
Options outstanding at October 31, 2007	25,187,500	$244,125
Core Growth Fund
Options outstanding at October 31, 2006	-	$-
Options written	120	38,334
Options terminated in closing purchase transactions	(120)	(38,334)
Options outstanding at October 31, 2007	-	$-

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments

Notes to Financial Statements (Continued)

in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap, cap, floor or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively.

The Funds may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When a Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and

Notes to Financial Statements (Continued)

interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

A summary of open swap agreements for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund at October 31, 2007, is as follows:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
Credit Default Swaps
1,250,000	USD	12/20/2009	Agreement with Barclays Bank PLC,	$(9,985)
			dated 12/15/05 to pay 0.55% times the notional
			amount. The Fund receives payment only upon a
			default event of Cox Communications, Inc. Note.
8,000,000	USD	10/12/2052	Agreement with Goldman Sachs & Co., dated 3/07/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	608,195
600,000	USD	9/20/2011	Agreement with Goldman Sachs & Co., dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(2,329)
1,200,000	USD	6/20/2017	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corporation Notes.	7,652
1,050,000	USD	6/20/2017	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sarah Lee Corporation.	(28,256)
1,050,000	USD	9/20/2017	Agreement with Goldman Sachs & Co., dated 7/13/07 to pay 0.66% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.-Note.	62,418
1,225,000	USD	6/20/2012	Agreement with JP Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payments only upon a default event of LCDX.NA.8.	(31,091)
900,000	USD	9/20/2012	Agreement with Bear Stearns, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp. Note.	5,235
450,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp. Note.	6,223
2,500,000	USD	10/12/2052	Agreement with Goldman Sachs & Co., dated 10/17/07 to pay 0.76% times the notional amount. The Fund receives payments only upon a default event of CMBX.NA.BBB.1.	151,555
				$769,617

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Core Bond Fund
Credit Default Swaps
3,800,000	USD	12/20/2009	Agreement with Barclays Bank PLC,	$(30,356)
			dated 12/15/05 to pay 0.55% times the notional
			amount. The Fund receives payment only upon a
			default event of Cox Communications, Inc. Note.
24,100,000	USD	10/12/2052	Agreement with Goldman Sachs, dated 3/07/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	1,832,184
4,020,000	USD	6/20/2016	Agreement with Credit Suisse Securities LLC, dated 8/10/06 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	27,388
1,800,000	USD	9/20/2011	Agreement with Goldman Sachs International, dated 8/25/06 to pay 0.53% times the notional amount. The Fund receives payment only upon a default event United Mexican States.	(6,176)
4,020,000	USD	9/20/2014	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	264,529
3,525,000	USD	6/20/2017	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corporation Notes.	22,478
3,300,000	USD	6/20/2017	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Debenture.	(88,805)
3,125,000	USD	9/20/2017	Agreement with Goldman Sachs, dated 7/13/07 to pay 0.66% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	185,769
3,000,000	USD	9/20/2012	Agreement with Bear Stearns, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	17,451
1,650,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	22,818
3,773,000	USD	6/20/2012	Agreement with J P Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payment only upon a default event of LCDX.NA.8.	(95,761)
7,700,000	USD	10/12/2052	Agreement with Goldman Sachs International, dated 9/25/07 to pay 0.76% times the notional amount. The Fund receives payments only upon a default event of CMBX.NA.BBB.1.	466,790
				$2,618,309

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Diversified Bond Fund
Credit Default Swaps
900,000	USD	12/20/2009	Agreement with Barclays Bank PLC,	$(7,189)
			dated 12/15/05 to pay 0.55% times the notional
			amount. The Fund receives payment only upon a
			default event of Cox Communications, Inc. Note.
6,800,000	USD	10/12/2052	Agreement with Goldman Sachs & Co., dated 3/07/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	516,965
1,225,000	USD	6/20/2016	Agreement with Credit Suisse Securities LLC, dated 8/9/06, to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	8,346
500,000	USD	9/20/2011	Agreement with Goldman Sachs & Co., dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event United Mexican States.	(1,941)
1,225,000	USD	9/20/2014	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	80,609
1,030,000	USD	6/20/2017	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund receives payment only upon a default event of Brunswick Corporation Notes.	6,568
5,000,000	USD	6/20/2012	Agreement with JP Morgan Chase, dated 3/28/07 to pay 2.75% times the notional amount. The Fund receives payment only upon a default event of CDX.NA.HY.8	73,507
1,000,000	USD	6/20/2017	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Debenture.	(26,911)
1,000,000	USD	9/20/2012	Agreement with Bear Stearns, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	6,359
500,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	7,206
1,225,000	USD	6/20/2012	Agreement with JP Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payment only upon a default event of LCDX.NA.8.	(31,091)
1,000,000	USD	9/20/2017	Agreement with Goldman Sachs & Co., dated 7/13/07 to pay 0.66% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Note.	59,446
2,500,000	USD	10/12/2052	Agreement with Goldman Sachs & Co., dated 9/25/07 to pay 0.76% times the notional amount. The Fund receives payments only upon a default event of CMBX.NA.BBB.1.	151,555
				$843,429

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Strategic Income Fund
Credit Default Swaps
515,000	USD	12/20/2015	Agreement with Citigroup, dated 12/7/05	$(725)
			to pay 0.40% times the notional amount. The Fund
			receives payment only upon a default event of
			Hungary Bond.
920,000	USD	3/24/2013	Agreement with Morgan Stanley & Co., dated 5/4/06 to receive 1.30% times the notional amount. The Fund makes payment only upon a default event of USD 110,000,000 Eurobonds.	(5,432)
350,000	USD	9/20/2011	Agreement with UBS AG, dated 6/29/06 to receive 2.30% times the notional amount. The Fund makes payment only upon a default event of UBS Short Bond.	15,501
145,000	USD	11/21/2016	Agreement with Morgan Stanley & Co., dated 11/3/06 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of Republic of Turkey.	4,709
260,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 11/22/06 to receive 6.00% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(6,884)
210,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 11/22/06 to receive 4.75% times the notional amount. The Fund makes payment only upon a default event of General Motors.	(8,012)
210,000	USD	12/20/2016	Agreement with Morgan Stanley & Co., dated 11/28/06 to receive 4.90% times the notional amount. The Fund makes payment only upon a default event of General Motors.	(7,070)
260,000	USD	12/20/2016	Agreement with JP Morgan Chase dated 11/28/06 to receive 6.00% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(6,742)
260,000	USD	12/20/2016	Agreement with Morgan Stanley & Co., dated 11/29/06 to receive 6.15% times the notional amount. The Fund makes payment only upon default of Ford Motor Co.	(4,216)
210,000	USD	12/20/2016	Agreement with Goldman Sachs & Co., dated 11/29/06 to receive 4.95% times the notional amount. The Fund makes payment only upon default of General Motors.	(3,796)
400,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 11/30/06 to receive 5.85% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(13,474)
315,000	USD	12/20/2016	Agreement with JP Morgan Chase, dated 11/30/06 to receive 4.75% times the notional amount. The Fund makes payment only upon a default event of General Motors.	(12,468)
255,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 12/06/06 to receive 4.68% times the notional amount. The Fund makes payment only upon a default event of General Motors.	(10,635)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
320,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 12/06/06	$(11,548)
			to receive 5.80% times the notional amount.
			The Fund makes payment only upon a default
			event of Ford Motor Co.
240,000	USD	12/20/2016	Agreement with Deutsche Bank, dated 12/02/06 to pay 1.71% times the notional amount. The Fund receives payment only upon a default event of Peru Bond.	(7,848)
90,000	USD	3/20/2012	Agreement with Morgan Stanley & Co., dated 1/16/07 to receive 1.51% times the notional amount. The Fund makes payment only upon a default event of Smithfield Food.	(1,613)
410,000	USD	3/20/2012	Agreement with Citigroup, dated 1/18/07 to receive 1.88% times the notional amount. The Fund makes payment only upon a default event of Allied Waste.	(16,048)
140,000	USD	3/20/2012	Agreement with Lehman Brothers, dated 1/19/07 to receive 1.88% times the notional amount. The Fund makes payment only upon a default event of Allied Waste.	(5,735)
180,000	USD	12/20/2011	Agreement with Credit Suisse Securities LLC, dated 1/19/07 to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.7.	(133)
510,000	USD	12/20/2011	Agreement with Deutsche Bank, dated 1/19/07 to receive 3.44% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.7.	(18,524)
45,000	USD	3/20/2012	Agreement with Lehman Brothers, dated 1/22/07 to receive 1.88% times the notional amount. The Fund makes payment only upon a default event of Allied Waste.	(1,844)
120,000	USD	3/20/2012	Agreement with Credit Suisse Securities LLC, dated 1/22/07 to receive 1.49% times the notional amount. The Fund makes payment only upon a default event of Smithfield Foods.	(2,732)
260,000	USD	3/20/2012	Agreement with Lehman Brothers Inc., dated 1/25/07 to receive 1.58% times the notional amount. The Fund makes payment only upon a default event of Smithfield Foods.	(4,844)
140,000	USD	3/20/2017	Agreement with Deutsche Bank, dated 1/25/07 to receive 1.00% times the notional amount. The Fund makes payment only upon a default event of Vale Overseas Ltd.	(291)
140,000	USD	3/20/2017	Agreement with Deutsche Bank, dated 1/25/07 to pay 0.42% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	1,096
700,000	USD	3/20/2012	Agreement with Credit Suisse Securities LLC, dated 1/29/07 to receive 2.39% times the notional amount. The Fund makes payment only upon a default event of Ford Motor.	(56,655)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
65,000	USD	3/20/2017	Agreement with Morgan Stanley & Co.,	$275
			dated 1/30/07 to receive 1.06% times the notional
			amount. The Fund makes payment only upon a
			default event of Vale Overseas Ltd.
65,000	USD	3/20/2017	Agreement with JP Morgan Chase, dated 1/30/07 to pay 0.52% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	(117)
180,000	USD	3/20/2017	Agreement with Goldman Sachs & Co., dated 1/31/07 to receive 1.39% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(27,295)
180,000	USD	3/20/2017	Agreement with Lehman Brothers Inc., dated 1/31/07 to receive 1.40% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(36,618)
375,000	USD	3/20/2012	Agreement with Deutsche Bank, dated 1/30/07 to receive 2.39% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(28,960)
30,000	USD	3/20/2012	Agreement with Deutsche Bank, dated 2/01/07 to receive 1.02% times the notional amount. The Fund makes payment only upon a default event of Williams Co.	190
160,000	USD	3/20/2017	Agreement with Goldman Sachs & Co., dated 2/02/07 to receive 1.39% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(24,262)
271,000	USD	3/20/2017	Agreement with Credit Suisse Securities LLC, dated 2/2/07 to receive 1.39% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(44,788)
190,000	USD	12/20/2016	Agreement with Morgan Stanley & Co., dated 1/08/07 to receive 4.62% times the notional amount. The Fund makes payment only upon a default event of General Motors.	(8,266)
230,000	USD	12/20/2016	Agreement with Morgan Stanley & Co., dated 1/08/07 to receive 5.90% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(4,920)
600,000	USD	3/20/2012	Agreement with Credit Suisse Securities LLC, dated 1/11/07 to receive 1.15% times the notional amount. The Fund makes payment only upon a default event of Williams Co.	7,023
120,000	USD	3/20/2012	Agreement with Barclays Bank PLC, dated 1/11/07 to receive 1.50% times the notional amount. The Fund makes payment only upon a default event of Smithfield Foods.	(2,217)
210,000	USD	3/20/2012	Agreement with Deutsche Bank, dated 2/06/07 to receive 2.34% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Co.	(16,529)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
240,000	USD	3/20/2012	Agreement with Citigroup, dated 2/06/07	$(19,752)
			to receive 2.32% times the notional amount.
			The Fund makes payment only upon a
			default event of Ford Motor Credit Co.
285,000	USD	3/20/2017	Agreement with Deutsche Bank, dated 2/06/07 to receive 1.37% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(46,624)
235,000	USD	3/20/2017	Agreement with Goldman Sachs, dated 2/07/07 to receive 1.37% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(35,838)
145,000	USD	3/20/2017	Agreement with Morgan Stanley, dated 2/09/07 to receive 0.97% times the notional amount. The Fund makes payment only upon a default event of Vale Overseas Ltd.	(322)
205,000	USD	3/20/2017	Agreement with Goldman Sachs, dated 2/09/07 to receive 1.39% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(31,086)
145,000	USD	3/20/2017	Agreement with Morgan Stanley, dated 2/09/07 to pay 0.52% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	259
195,000	USD	3/20/2012	Agreement with Credit Suisse Securities LLC, dated 2/28/2007, to receive 2.55% times the notional mount. The Fund makes payment only upon a default event of Ford Motor Credit Co.	(14,813)
165,000	USD	3/20/2017	Agreement with Morgan Stanley & Co., dated 3/02/07 to pay 0.60% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	(685)
165,000	USD	3/20/2017	Agreement with Morgan Stanley, dated 3/02/07 to receive 1.04% times the notional amount. The Fund makes payment only upon a default event of Vale Overseas Ltd.	462
288,000	USD	3/20/2008	Agreement with Barclay's Capital, dated 3/05/07 to receive 1.22% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(26,979)
145,000	USD	3/20/2008	Agreement with Barclay's Capital, dated 3/05/07 to receive 1.20% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(13,593)
144,000	USD	3/20/2008	Agreement with Goldman Sachs & Co., dated 3/05/07 to receive 1.18% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(10,476)
145,000	USD	3/20/2008	Agreement with Credit Suisse Securities LLC, dated 3/06/07 to receive 1.30% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(9,130)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
145,000	USD	3/20/2008	Agreement with Goldman Sachs & Co.,	$(10,458)
			dated 3/06/07 to receive 1.38% times the notional
			amount. The Fund makes payment only upon a
				default event of Residential Capital, LLC.
221,000	USD	3/20/2008	Agreement with Barclays Bank PLC, dated 3/07/07 to receive 1.75% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(20,291)
145,000	USD	12/20/2011	Agreement with Lehman Brothers Inc., dated 3/06/07 to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of CDXHY7 Index.	(2,190)
145,000	USD	12/20/2011	Agreement with Lehman Brothers Inc., dated 3/06/07 to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of CDXHY7 Index.	(2,190)
155,000	USD	3/20/2017	Agreement with Deutsche Bank, dated 3/15/07 to pay 0.63% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	(1,204)
70,000	USD	3/20/2017	Agreement with Credit Suisse Securities LLC, dated 3/15/07 to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Inco Ltd.	(373)
70,000	USD	3/20/2017	Agreement with Credit Suisse Securities LLC, dated 3/15/07 to receive 1.03% times the notional amount. The Fund makes payment only upon a default event of Vale Overseas Ltd.	45
155,000	USD	3/20/2017	Agreement with Deutsche Bank, dated 3/15/07 to receive 1.05% times the notional amount. The Fund makes payment only upon a default event of Vale Overseas Ltd.	239
1,440,000	USD	4/20/2017	Agreement with Deutsche Bank, dated 3/22/07 to receive 1.32% times the notional amount. The Fund makes payment only upon a default event of CDXHY7 Index.	6,238
412,000	USD	6/20/2008	Agreement with Goldman Sachs & Co., dated 3/29/07 to receive 2.00% times the notional amount. The Fund makes payment only upon a default event of K. Hovnanian Enterprises.	(20,444)
295,000	USD	6/20/2008	Agreement with Goldman Sachs & Co., dated 3/30/07 to receive 2.00% times the notional amount. The Fund makes payment only upon a default event of K. Hovnanian Enterprises.	(14,639)
74,000	USD	6/20/2008	Agreement with Citigroup, dated 3/29/07 to receive 1.10% times the notional amount. The Fund makes payment only upon a default event of Univision Communications.	(611)
74,000	USD	6/20/2008	Agreement with Lehman Brothers Inc., dated 3/29/07 to receive 1.10% times the notional amount. The Fund makes payment only upon a default event of Univision Communications.	(564)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
147,000	USD	6/20/2008	Agreement with Lehman Brothers Inc.,	$(1,074)
			dated 3/30/07 to receive 1.15% times the notional
			amount. The Fund makes payment only upon a
			default event of Univision Communications.
815,000	USD	6/20/2008	Agreement with Goldman Sachs & Co., dated 3/30/07 to receive 2.20% times the notional amount. The Fund makes payment only upon a default event of Standard Pacific.	(78,486)
405,000	USD	4/20/2011	Agreement with Credit Suisse Securities LLC, dated 3/31/2007 to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of Ukraine Bond.	(59,970)
327,000	USD	6/20/2008	Agreement with Lehman Brothers Inc., dated 4/02/07 to receive 1.20% times the notional amount. The Fund makes payment only upon a default event of Univision Communications.	(2,287)
515,000	USD	4/20/2012	Agreement with Barclays Bank PLC., dated 4/06/07 to receive 1.62% times the notional amount. The Fund makes payment only upon a default event of Republic of Turkey.	2,038
385,000	USD	4/20/2017	Agreement with Citigroup, dated 4/06/07 to receive 2.47% times the notional amount. The Fund makes payment only upon a default event of Republic of Turkey.	3,300
520,000	USD	4/20/2012	Agreement with Morgan Stanley & Co., dated 4/11/07 to receive 1.60% times the notional amount. The Fund makes payment only upon a default event of Republic of Turkey.	2,741
260,000	USD	4/20/2017	Agreement with Merrill Lynch International, dated 4/11/07 to receive 2.47% times the notional amount. The Fund makes payment only upon a default event of Republic of Turkey.	1,584
115,000	USD	6/20/2008	Agreement with Lehman Brothers Inc., dated 4/24/07 to receive 2.65% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes.	(9,027)
75,000	USD	6/20/2008	Agreement with Lehman Brothers Inc., dated 5/07/2007, to receive 2.33% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes USA, Inc.	(6,019)
190,000	USD	6/20/2011	Agreement with JP Morgan Chase Bank, dated 6/11/2007, to receive 1.08% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(6,457)
390,000	USD	6/20/2017	Agreement with Morgan Stanley & Co., dated 6/09/2007, to receive 1.04% times the notional amount. The Fund makes payment only upon a default event of Republic of Peru.	(5,646)
145,000	USD	6/20/2011	Agreement with Merrill Lynch International, dated 6/12/2007, to receive 1.59% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(11,813)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
140,000	USD	6/20/2011	Agreement with Barclays Bank PLC,	$(1,917)
			dated 6/12/2007, to receive 1.01% times the
			notional amount. The Fund makes payment only
			upon a default event of Constellation Brands.
75,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/14/2007, to receive 1.61% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(6,476)
125,000	USD	6/20/2011	Agreement with Barclays Bank PLC, dated 6/14/2007, to receive 1.03% times the notional amount. The Fund makes payment only upon a default event of Constellation Brands.	(1,629)
180,000	USD	6/20/2011	Agreement with Merrill Lynch International, dated 6/14/2007, to receive 1.62% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(14,499)
70,000	USD	6/20/2011	Agreement with Lehman Brothers Inc., dated 6/18/2007, to receive .80% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(1,045)
205,000	USD	6/20/2011	Agreement with Merrill Lynch International, dated 6/18/2007, to receive 2.06% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(13,749)
130,000	USD	6/20/2011	Agreement with Citigroup, dated 6/19/2007, to receive .82% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(2,668)
465,000	USD	6/20/2017	Agreement with UBS AG, dated 6/20/2007, to receive 1.45% times the notional amount. The Fund makes payment only upon a default event of Republic of the Philippines.	(14,044)
100,000	USD	9/20/2011	Agreement with Merrill Lynch International, dated 6/22/2007, to receive 2.05% times the notional amount. The Fund makes payment only upon a default event of Reliant Energy, Inc.	(2,408)
75,000	USD	9/20/2012	Agreement with JP Morgan Chase Bank, dated 6/25/2007, to receive 1.35% times the notional amount. The Fund makes payment only upon a default event of The Mosaic Company.	1,813
100,000	USD	9/20/2011	Agreement with Lehman Brothers Inc., dated 6/26/2007, to receive 3.55% times the notional amount. The Fund makes payment only upon a default event of Freescale Semiconductor, Inc.	(4,456)
70,000	USD	9/20/2012	Agreement with JP Morgan Chase Bank, dated 6/26/2007, to receive 1.50% times the notional amount. The Fund makes payment only upon a default event of The Mosaic Company.	2,147
70,000	USD	9/20/2012	Agreement with Barclays Bank PLC, dated 6/26/2007, to receive 1.50% times the notional amount. The Fund makes payment only upon a default event of The Mosaic Company.	2,041

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
85,000	USD	9/20/2008	Agreement with JP Morgan Chase,	$(1,007)
			dated 6/26/2007, to receive 1.40% times the
			notional amount. The Fund makes payment only
			upon a default event of Rite Aid Corporation.
105,000	USD	9/20/2012	Agreement with Lehman Brothers Inc., dated 6/26/2007, to receive 4.15% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(5,641)
130,000	USD	3/20/2012	Agreement with Morgan Stanley & Co., dated 6/27/2007, to receive 1.77% times the notional amount. The Fund makes payment only upon a default event of Smithfield Foods, Inc.	(1,035)
150,000	USD	9/20/2011	Agreement with Goldman Sachs & Co., dated 6/27/2007, to receive 3.60% times the notional amount. The Fund makes payment only upon a default event of Freescale Semiconductor, Inc.	(5,790)
70,000	USD	9/20/2011	Agreement with Citigroup, dated 6/27/2007, to receive 2.45% times the notional amount. The Fund makes payment only upon a default event of Reliant Energy, Inc.	(1,255)
75,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 6/27/2007, to receive 1.35% times the notional amount. The Fund makes payment only upon a default event of Rite Aid Corporation.	(1,161)
180,000	USD	9/20/2008	Agreement with Goldman Sachs & Co., dated 6/27/2007, to receive 2.65% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes USA Inc.	(15,904)
180,000	USD	9/20/2011	Agreement with Citigroup, dated 6/28/2007, to receive 2.60% times the notional amount. The Fund makes payment only upon a default event of Reliant Energy, Inc.	(2,324)
150,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 6/28/2007, to receive 1.85% times the notional amount. The Fund makes payment only upon a default event of Toys "R" Us, Inc.	(2,235)
75,000	USD	9/20/2011	Agreement with Goldman Sachs & Co., dated 6/29/2007, to receive 3.75% times the notional amount. The Fund makes payment only upon a default event of Freescale Semiconductor, Inc.	(2,537)
150,000	USD	9/20/2008	Agreement with Goldman Sachs & Co., dated 6/29/2007, to receive 4.80% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes USA, Inc.	(10,831)
150,000	USD	9/20/2008	Agreement with Barclays Bank PLC, dated 6/29/2007, to receive 4.70% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes USA, Inc.	(8,867)
75,000	USD	9/20/2012	Agreement with Lehman Brothers Inc., dated 6/29/2007, to receive 4.45% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(3,198)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
185,000	USD	9/20/2008	Agreement with Lehman Brothers Inc.,	$(2,863)
			dated 7/02/2007, to receive 1.35% times the
			notional amount. The Fund makes payment only
			upon a default event of Rite Aid Corporation.
45,000	USD	9/20/2012	Agreement with Citigroup, dated 7/03/07 to receive 4.50% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(1,816)
170,000	USD	9/20/2008	Agreement with JP Morgan Chase Bank, dated 7/03/2007, to receive 2.38% times the notional amount. The Fund makes payment only upon a default event of Dole Food Company, Inc.	(1,300)
70,000	USD	9/20/2008	Agreement with JP Morgan Chase Bank, dated 7/03/2007, to receive 1.92% times the notional amount. The Fund makes payment only upon a default event of Toys "R" Us, Inc.	(692)
10,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/05/2007, to receive 1.45% times the notional amount. The Fund makes payment only upon a default event of Rite Aid Corporation.	(146)
200,000	USD	9/22/2008	Agreement with Lehman Brothers Inc., dated 7/05/2007, to receive 1.95% times the notional amount. The Fund makes payment only upon a default event of Toys "R" Us, Inc.	(2,808)
70,000	USD	9/20/2011	Agreement with Lehman Brothers Inc., dated 7/09/07 to receive 3.72% times the notional amount. The Fund makes payment only upon a default event of FreeScale Semiconductor, Inc.	(2,743)
145,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/09/07 to receive 1.15% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor, Inc.	(626)
150,000	USD	9/20/2012	Agreement with Citigroup, dated 7/10/07 to receive 4.65% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(3,310)
220,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/11/07 to receive 5.40% times the notional amount. The Fund makes payment only upon a default event of Beazer Homes USA, Inc.	(14,350)
1,635,000	EUR	3/23/2013	Agreement with Morgan Stanley & Co., dated 5/11/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of MOS Gisad CDS.	(31,117)
140,000	USD	6/20/2011	Agreement with Morgan Stanley & Co., dated 5/16/07 to receive .95% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(4,303)
140,000	USD	6/20/2011	Agreement with JP Morgan Chase, dated 5/17/07 to receive 1.03% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(4,984)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
140,000	USD	6/20/2011	Agreement with JP Morgan Chase, dated 5/17/07	$(4,848)
			to receive 1.06% times the notional amount.
			The Fund makes payment only upon a default
			event of Dean Foods Company.
80,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 5/31/2007, to receive 1.02% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(2,965)
190,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 5/31/2007, to receive 1.02% times the notional amount. The Fund makes payment only upon a default event of Constellation Brands, Inc.	(3,066)
75,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/01/2007, to receive 1.00% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(2,828)
144,000	USD	6/20/2011	Agreement with Citigroup, dated 6/01/2007, to receive .72% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(3,427)
69,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/01/2007, to receive 1.00% times the notional amount. The Fund makes payment only upon a default event of Constellation Brands, Inc.	(1,150)
216,000	USD	6/20/2011	Agreement with Lehman Brothers Inc., dated 6/01/2007, to receive 0.73% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(3,722)
145,000	USD	6/20/2011	Agreement with Merrill Lynch International, dated 6/01/2007, to receive 1.53% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(12,080)
70,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/05/2007, to receive 0.74% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(1,483)
145,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/06/2007, to receive 1.53% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(12,874)
70,000	USD	6/20/2011	Agreement with JP Morgan Chase, dated 6/06/2007, to receive 1.05% times the notional amount. The Fund makes payment only upon a default event of Dean Foods Company.	(2,447)
150,000	USD	6/20/2011	Agreement with Lehman Brothers Inc., dated 6/07/2007, to receive 1.00% times the notional amount. The Fund makes payment only upon a default event of Constellation Brands.	(2,564)
140,000	USD	6/20/2011	Agreement with Merrill Lynch International, dated 6/08/2007, to receive 1.58% times the notional amount. The Fund makes payment only upon a default event of TXU Corporation.	(11,449)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
130,000	USD	6/20/2011	Agreement with Citigroup, dated 6/08/2007, to	$(2,838)
			receive 0.78% times the notional amount. The
			Fund makes payment only upon a default event
			of El Paso Corporation.
75,000	USD	6/20/2011	Agreement with Credit Suisse Securities LLC, dated 6/08/2007, to receive 0.77% times the notional amount. The Fund makes payment only upon a default event of El Paso Corporation.	(1,515)
70,000	USD	9/20/2012	Agreement with UBS AG., dated 7/12/2007, to receive 1.78% times the notional amount. The Fund makes payment only upon a default event of The Mosaic Company.	2,995
150,000	USD	9/20/2008	Agreement with Credit Suisse Securities LLC, dated 7/12/07 to receive 1.40% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor, Inc.	(549)
35,000	USD	9/20/2012	Agreement with Morgan Stanley & Co., dated 7/13/07 to receive 4.95% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(894)
150,000	USD	9/20/2008	Agreement with Goldman Sachs & Co., dated 7/16/07 to receive 1.60% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor, Inc.	(167)
210,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/18/2007, to receive 4.22% times the notional amount. The Fund makes payment only upon a default event of K. Hovnanian Enterprises, Inc.	(14,258)
55,000	USD	9/20/2012	Agreement with Credit Suisse Securities LLC, dated 7/19/2007, to receive 5.25% times the notional amount. The Fund makes payment only upon a default event of NXP B.V.	(489)
30,000	USD	5/25/2046	Agreement with Goldman Sachs & Co., dated 7/25/07 to pay 0.17% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AA.06-2 Index.	(9,453)
30,000	USD	5/25/2046	Agreement with Morgan Stanley & Co., dated 7/25/07 to pay 0.17% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AA.06-2 Index.	(9,449)
145,000	USD	9/20/2008	Agreement with Credit Suisse Securities LLC, dated 7/20/07 to receive 1.60% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor, Inc.	(279)
90,000	USD	9/20/2008	Agreement with Credit Suisse Securities LLC, dated 7/20/07 to receive 2.80% times the notional amount. The Fund makes payment only upon a default event of Toys "R" US, Inc.	(1,121)
150,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/25/2007, to receive 3.20% times the notional amount. The Fund makes payment only upon a default event of Dole Food Company, Inc.	152

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	9/20/2008	Agreement with Citigroup, dated 7/25/07 to	$172
			receive 2.05% times the notional amount. The
			Fund makes payment only upon a default event
			of Amkor Technology, Inc.
160,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/26/07 to receive 2.20% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor, Inc.	758
260,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/26/07 to receive 5.22% times the notional amount. The Fund makes payment only upon a default event of Six Flags, Inc.	(3,103)
120,000	USD	6/20/2011	Agreement with Goldman Sachs & Co., dated 7/26/07 to receive 1.90% times the notional amount. The Fund makes payment only upon a default event of Constellation Brands, Inc.	2,119
150,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/26/07 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of First Data Corporation.	738
85,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/27/07 to receive 4.30% times the notional amount. The Fund makes payment only upon a default event of Toys "R" US, Inc.	514
150,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/27/07 to receive 3.50% times the notional amount. The Fund makes payment only upon a default event of First Data Corporation.	1,709
50,000	USD	9/20/2008	Agreement with Goldman Sachs & Co., dated 7/27/07 to receive 2.65% times the notional amount. The Fund makes payment only upon a default event of Amkor Technology, Inc.	356
60,000	USD	5/25/2046	Agreement with Morgan Stanley & Co., dated 8/02/07 to pay 0.17% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AA Index.	(17,692)
100,000	USD	5/25/2046	Agreement with Deutsche Bank, dated 8/03/07 to pay 0.17% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AA Index.	(27,504)
230,000	USD	5/25/2046	Agreement with Deutsche Bank, dated 8/03/07 to pay 0.11% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AAA Index.	(14,946)
110,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 7/30/07 to receive 5.25% times the notional amount. The Fund makes payment only upon a default event of Dole Food Company, Inc.	2,048
450,000	USD	9/20/2008	Agreement with Morgan Stanley & Co., dated 7/31/07 to receive 6.17% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(51,213)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
220,000	USD	9/20/2012	Agreement with Citigroup dated 7/31/07 to	$8,353
			receive 2.10% times the notional amount. The
			Fund makes payment only upon a default event
			of Republic Indonesia.
155,000	USD	9/20/2008	Agreement with Morgan Stanley & Co., dated 7/31/07 to receive 6.25% times the notional amount. The Fund makes payment only upon a default event of Residential Capital, LLC.	(17,553)
230,000	USD	5/25/2046	Agreement with Deutsche Bank, dated 8/06/07 to pay 0.11% monthly times the notional amount. The Fund receives payment only upon a default event of ABX.HE.AAA Index.	(14,949)
80,000	USD	8/2/2007	Agreement with Lehman Brothers Inc., dated 8/02/07 to receive 2.50% times the notional amount. The Fund makes payment only upon a default event of Amkor Technology Inc.	380
450,000	USD	9/20/2012	Agreement with Morgan Stanley & Co., dated 8/02/07 to receive 2.23% times the notional amount. The Fund makes payment only upon a default event of Republic of Indonesia.	19,236
75,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/03/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of First Data Corp.	530
35,000	USD	9/20/2012	Agreement with Goldman Sachs & Co., dated 8/03/07 to receive 2.00% times the notional amount. The Fund makes payment only upon a default event of Mosaic Global Holding.	1,836
100,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/06/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of First Data Corp.	708
30,000	USD	9/20/2008	Agreement with Goldman Sachs & Co., dated 8/06/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of First Data Corp.	281
145,000	USD	3/20/2017	Agreement with Lehman Brothers Inc., dated 2/13/07 to receive 1.40% times the notional amount. The Fund makes payment only upon a default event of GMAC LLC.	(29,498)
135,000	USD	3/20/2017	Agreement with Morgan Stanley & Co., dated 2/15/07 to receive .92% times the notional amount. The Fund makes payment only upon default Vale Overseas Ltd.	(784)
135,000	USD	3/20/2017	Agreement with Morgan Stanley & Co., dated 2/15/07 to pay .52% times the notional amount. The Fund receives payment only upon a default event of CVRD INCO Limited.	242
110,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/07/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of Arvinmeritor Inc.	1,280

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
80,000	USD	9/20/2012	Agreement with Goldman Sachs & Co.,	$3,014
			dated 8/09/07 to receive 1.60% times the notional
			amount. The Fund makes payment only upon a
			default event of Mosaic Global Holding.
855,000	USD	9/20/2008	Agreement with Deutsche Bank, dated 8/09/07 to receive 2.55% times the notional amount. The Fund makes payment only upon a default event of Countrywide Home Loan.	(45,039)
850,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/10/07 to receive 1.95% times the notional amount. The Fund makes payment only upon a default event of MBIA Inc.	(13,595)
530,000	USD	6/20/2012	Agreement with Lehman Brothers Inc., dated 8/14/07 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.8.	10,371
380,000	USD	6/20/2012	Agreement with Credit Suisse Securities LLC., dated 8/14/07 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.8.	8,154
455,000	USD	6/20/2012	Agreement with JP Morgan Chase dated 8/13/07 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.8.	9,106
380,000	USD	6/20/2012	Agreement with Lehman Brothers Inc., dated 8/14/07 to receive 2.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.8.	6,961
850,000	USD	9/20/2008	Agreement with Barclays Bank PLC, dated 8/15/2007, to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of Citigroup Inc.	(84)
40,000	USD	9/20/2012	Agreement with UBS AG, dated 9/07/07 to receive 5.05% times the notional amount. The Fund makes payment only upon a default event of Massey Energy Co.	1,842
302,000	USD	9/20/2012	Agreement with Deutsche Bank, dated 9/07/07 to pay .61% times the notional amount. The Fund receives payment only upon a default event of Credit Suisse Group.	1,506
98,000	USD	9/20/2012	Agreement with Deutsche Bank, dated 9/07/07 to pay .425% times the notional amount. The Fund receives payment only upon a default event of Credit Suisse Group.	69
85,000	USD	9/20/2012	Agreement with Goldman Sachs & Co., dated 9/07/07 to receive 3.70% times the notional amount. The Fund makes payment only upon a default event of Nalco Co.	2,927
155,000	USD	9/20/2008	Agreement with JP Morgan Chase, dated 9/07/07 to receive .75% times the notional amount. The Fund makes payment only upon a default event of Morgan Stanley.	262

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
80,000	USD	9/20/2012	Agreement with UBS AG, dated 9/10/07 to	$3,857
			receive .51% times the notional amount. The
			Fund makes payment only upon a default event
			of Massey Energy Co.
480,000	USD	9/20/2008	Agreement with JP Morgan Chase, dated 9/12/07 to receive 1.55% times the notional amount. The Fund makes payment only upon a default event of Lehman Brothers Holdings Inc.	1,657
480,000	USD	9/20/2008	Agreement with JP Morgan Chase, dated 9/12/07 to receive .80% times the notional amount. The Fund makes payment only upon a default event of Merrill Lynch & Co. Inc.	(48)
415,000	USD	9/20/2008	Agreement with JP Morgan Chase, dated 9/12/07 to receive .75% times the notional amount. The Fund makes payment only upon a default event of Morgan Stanley.	711
190,000	USD	9/20/2008	Agreement with UBS AG, dated 9/13/07 to receive 1.55% times the notional amount. The Fund makes payment only upon a default event of Lehman Brothers Inc.	873
70,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 9/12/07 to receive 1.85% times the notional amount. The Fund makes payment only upon a default event of Nortel Networks Corp.	(175)
65,000	USD	9/20/2008	Agreement with Citigroup, dated 9/13/07 to receive 7.60% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	1,033
140,000	USD	9/20/2008	Agreement with Citigroup, dated 9/14/07 to receive 1.89% times the notional amount. The Fund makes payment only upon a default event of Nortel Networks Corp.	268
50,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 9/14/07 to receive 7.55% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	381
20,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 9/17/07 to receive 7.55% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	156
475,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 9/17/07 to receive 1.60% times the notional amount. The Fund makes payment only upon a default event of Bear Stearns Cos Inc.	1,654
30,000	USD	9/20/2010	Agreement with Credit Suisse Securities LLC., dated 9/19/07 to pay 6.375% times the notional amount. The Fund receives payment only upon a default event of Charter Communication.	524
30,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC., dated 9/19/07 to receive 0.20% times the notional amount. The Fund makes payment only upon a default event of Charter Communication Corp.	(349)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
20,000	USD	12/20/2010	Agreement with Lehman Brothers Inc.,	$251
			dated 9/18/07 to receive 3.40% times the notional
			amount. The Fund makes payment only upon a
			default event of Cablevision Systems.
95,000	USD	9/20/2008	Agreement with Citigroup, dated 09/18/2007 to receive 7.50% times the notional amount. The Fund makes payment only upon a default event of Citigroup Funding Inc.	1,449
35,000	USD	9/20/2010	Agreement with Credit Suisse Securities LLC., dated 8/24/07 to pay 7.00% times the notional amount. The Fund receives payment only upon a default event of Charter Communications Holdings, LLC.	(6,614)
35,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC, dated 8/28/07 to receive 5.00% times the notional amount. The Fund makes payment only upon a default event of Charter Communications Holdings, LLC.	(385)
75,000	USD	9/20/2012	Agreement with Lehman Brothers Inc, dated 8/28/07 to receive 5.00% times the notional amount. The Fund makes payment only upon a default event of Charter Communications Holdings, LLC.	9,328
70,000	USD	9/20/2012	Agreement with Citigroup, dated 08/24/2007 to receive 4.10% times the notional amount. The Fund makes payment only upon a default event of Jefferson Smurfit Co.	(966)
75,000	USD	9/20/2010	Agreement with Lehman Brothers Inc., dated 08/24/2007 to pay 7.25% times the notional amount. The Fund receives payment only upon a default event of Charter Communications Holdings, LLC.	(10,043)
200,000	USD	9/20/2012	Agreement with Credit Suisse Securities LLC., dated 8/27/07 to pay 0.38% times the notional amount. The Fund receives payment only upon a default event of Centurytel Inc.	288
98,000	USD	9/20/2012	Agreement with Credit Suisse Securities LLC., dated 8/27/07 to pay 0.57% times the notional amount. The Fund receives payment only upon a default event of Embarq Corp.	476
45,000	USD	9/20/2012	Agreement with Lehman Brothers Inc., dated 8/28/07 to receive 3.40% times the notional amount. The Fund makes payment only upon a default event of Nalco Company.	878
105,000	USD	9/20/2008	Agreement with Barclays Bank PLC, dated 8/28/07 to receive 7.00% times the notional amount. The Fund makes payment only upon a default event of Six Flags Inc.	(924)
75,000	USD	9/20/2012	Agreement with Citigroup, dated 8/29/07 to receive 3.60% times the notional amount. The Fund makes payment only upon a default event of Citigroup Funding Inc.	2,457

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
75,000	USD	9/20/2010	Agreement with Lehman Brothers Inc.,	$(883)
			dated 8/29/07 to pay 7.60% times the notional
			amount. The Fund receives payment only upon a
			default event of Charter Communication
			Holdings, LLC.
75,000	USD	9/20/2012	Agreement with Lehman Brothers Inc., dated 8/31/07 to receive 5.00% times the notional amount. The Fund makes payment only upon a default event of Charter Communication Holdings, LLC.	(11,753)
75,000	USD	12/20/2010	Agreement with Lehman Brothers Inc., dated 9/21/2007 to receive 3.13% times the notional amount. The Fund makes payment only upon a default event of Cablevision Systems.	367
65,000	USD	12/20/2008	Agreement with Goldman Sachs & Co., dated 9/25/2007 to receive 2.90% times the notional amount. The Fund makes payment only upon a default event of Lennar Corp.	(961)
50,000	USD	12/20/2008	Agreement with Morgan Stanley & Co., dated 9/25/2007 to receive 2.90% times the notional amount. The Fund makes payment only upon a default event of Lennar Corp.	(632)
285,000	USD	12/20/2008	Agreement with Lehman Brothers Inc., dated 9/25/07 to receive 2.90% times the notional amount. The Fund makes payment only upon a default event of Lennar Corp.	(3,112)
10,000	USD	12/20/2010	Agreement with Citigroup, dated 10/03/07 to receive 3.10% times the notional amount. The Fund makes payment only upon a default event of Cablevision Systems.	54
85,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/21/07 to receive 7.00% times the notional amount. The Fund makes payment only upon a default event of Six Flags Inc.	249
75,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/22/07to receive 7.45% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	491
205,000	USD	12/20/2012	Agreement with Merrill Lynch International, dated 10/15/07 to receive 4.05% times the notional amount. The Fund makes payment only upon a default event of General Motors Corp.	(9,695)
305,000	USD	12/20/2012	Agreement with Merrill Lynch International, dated 10/15/07 to receive 5.30% times the notional amount. The Fund makes payment only upon a default event of Ford Motor Co.	(11,504)
1,600,000	USD	12/20/2012	Agreement with Lehman Brothers Inc., dated 10/19/07 to receive 3.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.	(33,508)
255,000	USD	12/20/2008	Agreement with Deutsche Bank, dated 10/17/07 to receive 2.925% times the notional amount. The Fund makes payment only upon a default event of ISTAR Financial Inc.	(3,106)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
960,000	USD	12/20/2012	Agreement with Deutsche Bank, dated 10/19/07	$(19,799)
			to receive 1.00% times the notional amount.
			The Fund makes payment only upon a default
			event of CDX.NA.HY.
145,000	USD	12/20/2008	Agreement with Deutsche Bank, dated 10/18/07 to receive 3.00% times the notional amount. The Fund makes payment only upon a default event of iStar Financial Inc.	(1,649)
785,000	USD	12/20/2012	Agreement with JP Morgan Chase dated 10/22/07 to receive 3.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.9.	(13,296)
735,000	USD	12/20/2012	Agreement with Morgan Stanley & Co., dated 10/23/07 to receive 3.75% times the notional amount. The Fund makes payment only upon a default event of CDX.NA.HY.9.	(8,334)
3,190,000	EUR	12/20/2012	Agreement with Lehman Brothers Inc., dated 10/23/07 to pay 3.175% times the notional amount. The Fund receives payment only upon a default event of ITRAXX Europe Crossover.	(99,051)
15,000	USD	12/20/2008	Agreement with Lehman Brothers Inc., dated 10/23/07 to receive 6.40% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	(45)
45,000	USD	12/20/2008	Agreement with Credit Suisse Securities LLC, dated 10/24/07 to receive 6.35% times the notional amount. The Fund makes payment only upon a default event of Tribune Co.	(320)
110,000	USD	12/20/2008	Agreement with Deutsche Bank, dated 10/31/07 to receive 8.50% times the notional amount. The Fund makes payment only upon a default event of Countrywide Home Loans.	(26)
45,000	USD	12/20/2012	Agreement with Merrill Lynch International, dated 10/31/07 to receive 3.25% times the notional amount. The Fund makes payment only upon a default event of Georgia-Pacific Corp.	0
80,000	USD	9/20/2008	Agreement with Lehman Brothers Inc., dated 8/16/07 to receive 2.10% times the notional amount. The Fund makes payment only upon a default event of Lear Corp.	886
Interest Rate Swaps
124,000,000	CLP	8/22/2017	Agreement with Citigroup, dated 8/24/07 to receive the notional amount times 6.53% and to pay the notional amount times the Indice Camara Promedio Index.	340
211,000,000	KZT	6/29/2012	Agreement with Morgan Stanley & Co. Inc., dated 6/29/2007 to pay 8.25% times the notional amount and to receive the notional times the 3 month KZT-Prime-Reuters.	8,333
1,850,000	EUR	8/22/2017	Agreement with Morgan Stanley & Co. Inc., dated 8/22/07 to pay the notional amount times 4.713% and to receive the notional amount multiplied by the 6 Month Floating Rate EUR-EURIBOR-Reuters Index.	(20,960)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
361,000,000	HUF	10/10/2017	Agreement with Deutsche Bank, dated 10/10/07	$(17,365)
			to pay the notional amount times 6.66% and to
			receive the notional amount times the 6 Month
			Floating Rate HUF-BUBOR-Reuters Index.
11,090,000	NOK	10/10/2017	Agreement with Barclays Bank PLC, dated 10/10/07 to receive the notional amount times 5.61% and to pay the notional amount times the 6 Month Floating Rate NOK-NIBOR-NIBR Index.	3,189
80,000,000	INR	10/9/2017	Agreement with Citigroup, dated 10/09/07 to pay the notional amount times 7.55% and to receive the notional amount times the Floating Rate INR-MIBOR-OIS-Compound Index.	(25,712)
2,260,000	AUD	10/9/2017	Agreement with Deutsche Bank, dated 10/09/07 to receive the notional amount times 6.89% and to pay the notional amount times the 6 month Floating Rate AUD-BBR-BBSW Index.	3,767
155,000,000	CLP	8/21/2017	Agreement with Banco Santander Central Hipano, S.A., dated 8/20/07 to receive the notional amount times 6.60% and to pay the notional amount times the 6 Month Floating Rate Tasa Nominal Annual Index.	(1,572)
124,000,000	CLP	8/21/2017	Agreement with Credit Suisse Securities LLC., dated 8/21/07 to receive the notional amount times 6.58% and to pay the notional amount times the 6 Month Floating Rate Tasa Nomial Annual Index.	1,072
2,060,000	USD	8/13/2017	Agreement with Merrill Lynch International dated 8/13/07 to pay the notional amount times 5.33% and to receive the notional amount times the floating rate on the Constant Maturity Option Price divided by 10,000.	(42,166)
1,270,000	BRL	1/4/2010	Agreement with Goldman Sachs & Co., dated 8/2/06 to receive the notional amount times 14.89% and to pay the notional amount times the Brazil Interbank Deposit Rate Annualized.	(36,607)
2,120,000	USD	2/5/2017	Agreement with Lehman Brothers Inc., dated 8/05/07 to receive the notional amount times 3.00% and to pay 8 times 0.31% minus the USD-ISDA-Swap Rate 2 year plus 10 year times the notional amount.	(3,548)
43,650,000	RUB	12/23/2013	Agreement with Morgan Stanley & Co., dated 2/22/07 to receive the notional amount times 7.75% and to pay the notional amount times the 3 Month Floating Rate USB-LIBOR-BBA.	2,507
505,000	TRY	02/26/2012	Agreement with Credit Suisse Securities LLC, dated 2/26/07 to receive the notional amount times 16.75% and to pay the notional amount times the 3 Month Floating Rate USB-LIBOR-BBA.	77,189
8,340,000	USD	6/11/2017	Agreement with Merrill Lynch International, dated 6/11/07 to pay 4.66% times the notional amount and receive the notional times the floating rate on the Constant Maturity Option Price.	224,099

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
3,750,724.73	BRL	1/2/2012	Agreement with Goldman Sachs & Co.,	$(120,974)
			dated 7/10/07 to receive the notional amount
			times 10.67% and to pay the notional amount
			floating rate by the Brazil Interbank Deposit Rate
			Annualized.
930,000	BRL	1/2/2015	Agreement with Goldman Sachs & Co., dated 2/08/07 to receive the notional amount times 12.29% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	24,115
2,030,000	BRL	1/2/2015	Agreement with Goldman Sachs & Co., dated 2/07/07 to receive the notional amount times 12.26% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	49,981
300,000	TRY	2/9/2012	Agreement with Credit Suisse Securities LLC, dated 2/09/07 to receive the notional amount times 17.30% and to pay the notional amount times 3 Month the Floating Rate USD-LIBOR-BBA.	59,589
3,130,000	MXN	12/17/2026	Agreement with Credit Suisse Securities LLC, dated 1/11/07 to receive the notional amount times 8.30% and to pay the notional amount times the Floating Rate MXN-TIIE-Banxico.	(781)
1,300,000	MXN	9/16/2026	Agreement with Goldman Sachs & Co., dated 10/11/06 to receive the notional amount times 9.33% and to pay the notional amount times the Floating Rate MXN-TIIE-BANXICO Index.	11,678
3,070,000	MXN	8/27/2026	Agreement with Goldman Sachs & Co., dated 9/21/06 to receive the notional amount times 9.15% and to pay the notional amount times the Floating Rate MXN-TIIE-BANXICO Index.	22,403
610,000	BRL	1/02/2012	Agreement with Goldman Sachs & Co., dated 9/20/06 to receive the notional amount times 14.05% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	43,214
610,000	BRL	1/03/2012	Agreement with Banco Santander Central Hipano, S.A., dated 9/20/06 to receive the notional amount times 14.00% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	18,933
310,000	TRY	2/6/2012	Agreement with Merrill Lynch International, dated 2/06/07 to receive the notional amount times 17.10% and to pay the notional amount times the 3 Month Floating Rate USD-LIBOR-BBA.	47,530
200,000	TRY	2/7/2012	Agreement with Credit Suisse Securities LLC, dated 2/07/07 to receive the notional amount times 17.25% and to pay the notional amount times the 3 Month Floating Rate USD-LIBOR-BBA.	45,356
1,110,000	BRL	1/2/2014	Agreement with Goldman Sachs & Co., dated 12/8/06 to receive the notional amount times 12.92% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	55,943

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
560,000	BRL	1/2/2014	Agreement with Goldman Sachs & Co., dated	$27,005
			12/12/06 to receive the notional amount times
			12.87% and to pay the notional amount times
			the Brazil Interbank Deposit Rate, Annualized.
1,110,000	BRL	1/4/2010	Agreement with Goldman Sachs & Co., dated 12/12/06 to receive the notional amount times 12.71% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	21,681
1,300,000	BRL	1/4/2010	Agreement with Goldman Sachs & Co., dated 12/13/06 to receive the notional amount times 12.61% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	55,058
2,700,000	BRL	1/2/2012	Agreement with JP Morgan Chase, dated 12/28/06 to receive the notional amount times 12.38% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	61,009
2,700,000	BRL	1/2/2012	Agreement with Goldman Sachs & Co., dated 12/28/06 to receive the notional amount times 12.39% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	63,733
52,000,000	HUF	7/3/2011	Agreement with Deutsche Bank, dated 7/3/06 to pay the notional amount times 8.44% and receive protection on HUF-BUBOR-REUTERS.	(15,077)
1,210,000	BRL	1/2/2012	Agreement with JP Morgan Chase, dated 9/19/06 to receive the notional amount times 13.91% and to pay the notional amount times the Brazil Interbank Deposit Rate, Annualized.	(10,734)
10,600,000	TWD	6/27/2011	Agreement with Citigroup, dated 6/26/06 to pay the notional amount times 2.32% and to receive protection on TWD-TELERATE Dollars.	3,124
10,600,000	INR	6/27/2011	Agreement with Deutsche Bank, dated 6/26/06 to pay the notional amount times 7.18% and to receive protection on INR-MIBOR-OISE- Compound.	5,007
8,600,000	MXN	2/5/2016	Agreement with Goldman Sachs & Co., dated 2/17/06 to receive the notional amount times 8.70% and to pay the notional amount times the Floating Rate MXN-TIIE-BANXICO Index.	23,357
80,000	PLN	3/24/2010	Agreement with Citigroup, dated 3/24/05 to receive the notional amount times 5.52% and to pay the notional amount times the 6 month Floating Rate PLZ-WIBOR-WIBO Index.	11
128,000	PLN	3/25/2010	Agreement with Citigroup, dated 3/25/05 to receive the notional amount times 5.55% and to pay the notional amount times the 6 month Floating Rate PLZ-WIBOR-WIBO Index.	58
490,000	USD	5/13/2015	Agreement with Deutsche Bank, dated 5/13/05 to receive the notional amount times 5.46% and to pay the notional amount times the 6 Month Floating Rate USD-LIBOR-BBA.	117,615
270,000	USD	6/23/2015	Agreement with Deutsche Bank, dated 6/23/05 to receive the notional amount times 5.25% and to pay the notional amount times the 6 Month Floating Rate USD-LIBOR-BBA.	55,623

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
385,000	PLN	7/1/2010	Agreement with First Boston Corp., dated 7/01/05	$(4,209)
			to receive the notional amount times 4.48%
			and to pay the notional amount times the
			6 month Floating Rate PLZ-WIBOR-WIBO Index.
1,340,000	PLN	7/4/2010	Agreement with Lehman Brothers Inc., dated 7/04/05 to receive the notional amount times 4.53% and to pay the notional amount times the 6 month Floating Rate PLZ-WIBOR-WIBO Index.	4,818
2,200,000	MXN	8/26/2025	Agreement with Goldman Sachs & Co., dated 9/20/05 to receive the notional amount times 9.51% and to pay the notional amount times the Floating Rate MXN-TIIE-BANXICO Index.	24,989
3,120,000	MXN	8/28/2025	Agreement with Goldman Sachs & Co., dated 9/22/05 to receive the notional amount times 9.50% and to pay the notional amount times the Floating Rate MXN-TIIE-BANXICO Index.	32,340
2,680,000	NZD	10/19/2010	Agreement with Westpac Banking Corp ABN., dated 10/19/09 to pay the notional amount times 7.91% and to receive the notional amount times the 3 months Floating Rate NZD-BBR-FRA Index.	1,350
2,040,000	USD	10/19/2010	Agreement with Westpac Banking Corp ABN., dated 10/19/09 to receive the notional amount times 5.01% and to pay the notional amount times the 3 months Floating Rate USD-LIBOR-BBA Index.	6,611
2,040,000	USD	10/13/2010	Agreement with Westpac Banking Corp ABN., dated 10/13/09 to receive the notional amount times 4.95% and to pay the notional amount times the 3 months Floating Rate USD-LIBOR-BBA Index.	5,629
2,680,000	NZD	10/13/2010	Agreement with Westpac Banking Corp ABN., dated 10/13/09 to pay the notional amount times 7.82% and to receive the notional amount times the 3 months Floating Rate NZD-BBR-FRA Index.	2,293
2,680,000	NZD	10/13/2010	Agreement with Westpac Banking Corp ABN., dated 10/13/09 to pay the notional amount times 7.84% and to receive the notional amount times the 3 months Floating Rate NZD-BBR-FRA Index.	2,077
2,040,000	USD	10/13/10	Agreement with Westpac Banking Corp ABN., dated 10/13/09 to receive the notional amount times 4.93% and to pay the notional amount times the 3 months Floating Rate USD-LIBOR-BBA Index.	6,860
2,900,000	CNY	2/16/2017	Agreement with Goldman Sachs & Co., dated 2/16/12 to pay the notional amount times 4.00% and to receive the notional amount times the CNY-CFXSREPOFIX01-Reuters.	21,191

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps
920,000	USD	11/1/2007	Agreement with Lehman Brothers, dated 5/04/07	$(10,888)
			to receive the monthly payment based on the
			spread of the Lehman Brothers CMBS AAA 8.5+
			Index times the notional amount if positive and to
			pay the absolute value of the spread if negative.
400,000	USD	11/1/2007	Agreement with Deutsche Bank, dated 5/04/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS Aaa 8.5+0.275% Index times the notional amount if positive and to pay the absolute value the spread if negative.	(4,753)
300,000	USD	1/31/2008	Agreement with Morgan Stanley & Co., dated 7/26/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS AAA 8.5+ Index times the notional amount if positive and to pay the absolute value the spread if negative.	(4,770)
507,000	USD	2/1/2008	Agreement with Lehman Brother Inc., dated 8/03/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS AAA 8.5+ Index times the notional amount if positive and to pay the absolute value the spread if negative.	(5,888)
633,000	USD	2/1/2008	Agreement with UBS AG, dated 8/03/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS AAA 8.5+0.6% Index times the notional amount if positive and to pay the absolute value the spread if negative.	(7,323)
1,390,000	USD	2/1/2008	Agreement with Deutsche Bank, dated 8/03/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS Aaa 8.5+0.60% Index times the notional amount if positive and to pay the absolute value the spread if negative.	(16,126)
834,154	BRL	12/12/2007	Agreement with Goldman Sachs & Co., dated 10/16/07 with respect to Bovespa Index futures contracts where by the fund receives or makes payments based on the total return of the Bovespa Index.	11,900
15,655,650	INR	11/29/2007	Agreement with Goldman Sachs & Co., dated 10/30/07 with respect to INDF/NSE Nifty Index Futures contracts where by the Fund receives or makes payments based on the total return of the INDF/NSE Nifty Index.	(45,036)
1,053,138	INR	11/29/2007	Agreement with Goldman Sachs & Co., dated 10/30/07 with respect to INDF/NSE Nifty Index Futures contracts where by the Fund receives or makes payments based on the total return of the INDF/NSE Nifty Index.	(3,263)
2,287	USD	9/15/2008	Agreement with Deutshe Bank, dated 8/08/07 to pay the monthly return on the USD-LIBOR-BBA times the notional amount plus 0.20% and to receive the total return on a custom basket U.S. equities.	3,061

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
141,416	JPY	4/3/2008	Agreement with Citigroup, dated 10/05/07 to pay	$13,102
			the monthly return on the JPY-LIBOR-BBA
			times the notional amount and to receive the
			total return on a custom basket Japanese equities.
5,712	EUR	10/10/2008	Agreement with Morgan Stanley & Co., dated 10/05/07 to pay the monthly return on the EUR-LIBOR-BBA times the notional amount and to receive the total return on a custom basket EUR equities.	(190)
14,826	EUR	10/7/2008	Agreement with Deutsche Bank., dated 9/07/07 to pay the monthly return on the EUR-LIBOR-BBA times the notional amount and to receive the total return on a custom basket EUR equities.	63,931
599,169	GBP	5/6/2008	Agreement with Citigroup, dated 10/05/07 to pay the monthly return on the GBP-LIBOR-BBA times the notional amount and to receive the total return on a custom basket UK equities.	30,013
3,950,246	USD	10/7/2008	Agreement with Goldman Sachs & Co., dated 10/05/07 to pay the monthly return on the USD-LIBOR-BBA times the notional amount plus 0.30% and to receive the total return on a custom basket US equities.	(37,656)
413,297	USD	10/8/2008	Agreement with Goldman Sachs & Co., dated 10/09/07 to pay USD-LIBOR-BBA and to receive payments based on the total return of the MSCI Market Index.	13,845
600,000	USD	3/1/2008	Agreement with Lehman Brothers Inc., dated 9/01/07 to receive the monthly payment based on the spread the Lehman Brothers CMBS AAA 8.5+ Index times the notional amount if positive and to pay the absolute value the spread if negative.	(7,379)
441,140	CHF	12/28/2007	Agreement with Goldman Sachs & Co., dated 9/21/07 with respect to SMIDEC07 Futures futures contracts where by the fund receives or makes payments based on the total return the Swiss Market Index.	(9,887)
690,000	RON	3/10/2008	Agreement with Lehman Brothers Inc., dated 3/16/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Romania Government Bond.	36,882
57,000	RON	4/18/2008	Agreement with Lehman Brothers Inc., dated 4/22/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Romania Government Bond.	3,885
1,535,000	RUB	4/21/2011	Agreement with Deutsche Bank, dated 4/28/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Moscow Region bond.	6,508
52,200,000	KZT	3/20/2009	Agreement with Deutsche Bank, dated 3/24/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on JSC Halyk Bank of Kazakhstan.	9,147

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
2,301,266	MXN	1/5/2011	Agreement with Deutsche Bank, dated 6/19/06	$8,877
			where by the fund makes an up front payment and
			receives periodic payments and the redemption
			proceeds based on Arrendadora Capita
			Corporation, SA.
7,620,000	RUB	6/22/2010	Agreement with Credit Suisse Securities LLC, dated 9/14/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Russian Federation bonds.	6,326
9,520,000	RUB	3/26/2011	Agreement with Credit Suisse Securities LLC, dated 3/29/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Russian Federation bonds.	(4,217)
13,000,000	RUB	10/4/2008	Agreement with Merrill Lynch International, dated 4/04/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ensorte Enterprises Ltd.	5,716
765,000	UAH	4/19/2010	Agreement with Credit Suisse Securities LLC, dated 4/05/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Boryspil Airport bonds.	(2,988)
420,000	BRL	8/18/2010	Agreement with Deutsche Bank, dated 2/09/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Federative Republic of Brazil.	118,932
13,700,000	NGN	2/24/2009	Agreement with Deutsche Bank, dated 3/24/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Nigeria.	7,009
18,000,000	NGN	1/27/2009	Agreement with Deutsche Bank, dated 3/24/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Nigeria.	5,445
5,420,829	RUB	7/5/2012	Agreement with Morgan Stanley & Co., dated 3/30/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Red Arrow International Leasing Public Ltd. Co.	27,242
3,976,023	RUB	7/5/2012	Agreement with Morgan Stanley & Co., dated 3/30/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Red Arrow International Leasing Public Ltd. Co.	19,692
12,000,000	RUB	5/13/2009	Agreement with Deutsche Bank, dated 8/14/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on OJSC Russian Agricultural Bank.	63,516

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
69,000,000	KZT	5/25/2008	Agreement with Morgan Stanley & Co.,	$(28,742)
			dated 8/16/06 where by the fund makes an up
			front payment and receives periodic payments
			and the redemption proceeds based on the
			Republic of Kazakhstan.
880,000	BRL	8/2/2010	Agreement with Morgan Stanley & Co., dated 7/18/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Frigorifico Margen Ltd.	35,908
229,333	USD	6/22/2013	Agreement with Deutsche Bank, dated 4/04/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Indonesia.	9,536
7,090,000	RUB	12/14/2008	Agreement with Deutsche Bank, dated 12/22/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Federalnaya Setevaya Kompaniya Edinoy Energe.	26,128
8,090,000	RUB	2/22/2008	Agreement with Deutsche Bank, dated 12/22/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Rosselkhozbank.	35,975
8,090,000	RUB	2/20/2008	Agreement with Deutsche Bank, dated 12/22/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Sberbank.	35,428
10,790,000	RUB	2/27/2008	Agreement with Deutsche Bank, dated 12/22/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Sberbank.	47,033
6,900,000	RUB	1/22/2009	Agreement with Credit Suisse Securities LLC, dated 12/21/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Russian Railways bonds.	14,847
11,520,000	RUB	8/6/2009	Agreement with Credit Suisse Securities LLC, dated 2/06/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Gazprom OAO bonds.	23,109
13,100,000	RUB	2/22/2008	Agreement with Deutsche Bank, dated 1/31/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Rosselkhozbank.	57,112
16,594,354	RUB	8/15/2034	Agreement with Morgan Stanley & Co., dated 1/05/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on EM Whole Loan SA.	(17,468)
5,200,000	RUB	12/12/2008	Agreement with Credit Suisse Securities LLC, dated 1/30/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on FFS UES bonds.	14,993

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
5,600,000	RUB	2/21/2008	Agreement with Deutsche Bank, dated 1/24/07	$24,741
			where by the fund makes an up front payment and
			receives periodic payments and the redemption
			proceeds based on Rosselkhozbank.
11,760,000	RUB	10/29/2009	Agreement with Credit Suisse Securities LLC, dated 2/01/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Gazprom OAO bonds.	40,368
2,318,000,000	VND	1/19/2017	Agreement with Credit Suisse Securities LLC, dated 2/13/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Vietnam bonds.	(7,942)
2,510,000,000	COP	7/24/2020	Agreement with Deutsche Bank, dated 2/22/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Colombia.	(2,695)
57,000	RON	4/18/2010	Agreement with Lehman Brothers Inc., dated 4/20/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Republic of Romania.	3,848
2,600,000,000	IDR	9/16/2011	Agreement with Deutsche Bank, dated 5/18/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Indonesia.	6,258
5,800,000,000	VND	4/20/2017	Agreement with Deutsche Bank, dated 4/13/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Vietnam Shipping Industry Group.	(20,547)
326,817	USD	9/7/2012	Agreement with Deutsche Bank, dated 10/11/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Series 2006-A Certificates.	1,634
510,000	USD	2/6/2009	Agreement with Morgan Stanley & Co., dated 1/05/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on WTI Trading Ltd.	(17,850)
680,000	USD	2/6/2009	Agreement with Deutsche Bank, dated 2/01/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on WTI Trading Ltd.	(23,800)
665,000	USD	5/30/2012	Agreement with Citigroup, dated 5/31/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Renins Nonlife Ltd.	35,393
16,800,000	RUB	6/24/2012	Agreement with Credit Suisse Securities LLC, dated 7/03/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Moscoblgaz-Finans.	20,490

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
2,200,000	EGP	9/16/2008	Agreement with Deutsche Bank, dated 9/18/07	$11,639
			where by the fund makes an up front payment and
			receives periodic payments and the redemption
			proceeds based on the Republic of Egypt.
1,503,213	MXN	1/5/2011	Agreement with Deutsche Bank, dated 6/19/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Arrendadora Capita Corporation, SA.	6,670
287,000,000	COP	9/14/2014	Agreement with Deutsche Bank, dated 7/6/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Colombia.	30,390
1,506,598	MXN	1/5/2011	Agreement with Deutsche Bank, dated 7/14/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Arrendadora Capita Corporation, SA.	7,813
420,000	USD	8/27/2010	Agreement with Deutsche Bank, dated 8/30/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ukrtelecom.	5,296
420,000	USD	2/27/2011	Agreement with Deutsche Bank, dated 8/30/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ukrtelecom.	4,040
420,000	USD	8/27/2011	Agreement with Deutsche Bank, dated 8/30/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ukrtelecom.	2,911
420,000	USD	3/1/2012	Agreement with Deutsche Bank, dated 8/30/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ukrtelecom.	1,932
420,000	USD	8/30/2012	Agreement with Deutsche Bank, dated 8/30/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Ukrtelecom.	1,184
110,000	ARS	12/21/2011	Agreement with Deutsche Bank, dated 10/06/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Argentina.	(1,751)
40,000,000	RUB	10/15/2009	Agreement with Morgan Stanley & Co., dated 10/16/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on ZAO Faktoringovaya Kompaniya.	11,425
137,000	RON	4/18/2008	Agreement with Lehman Brothers Inc., dated 4/20/05 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Romania Government Bond.	9,453

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
990,000	USD	2/5/2008	Agreement with Deutsche Bank, dated 2/06/07	$17,616
			where by the fund makes an up front payment and
			receives periodic payments and the redemption
			proceeds based on the Republic of Egypt.
11,850,000	RUB	1/24/2009	Agreement with Deutsche Bank, dated 6/19/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Russian Railways.	28,354
18,645,000	RUB	2/21/2012	Agreement with Credit Suisse Securities LLC, dated 3/13/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on Orengurgskaya IZHK bonds.	12,248
235,000	USD	2/20/2011	Agreement with Deutsche Bank, dated 2/16/06 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on the Republic of Peru.	7,681
540,000	USD	1/20/2009	Agreement with Credit Suisse Securities LLC, dated 1/05/07 where by the fund makes an up front payment and receives periodic payments and the redemption proceeds based on NJSC Naftogaz of Ukraine.	(24,516)
				$211,317
Balanced Fund
Credit Default Swaps
200,000	USD	12/20/2009	Agreement with Barclays Bank PLC, dated 12/15/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communications, Inc. Note.	(1,597)
1,100,000	USD	10/12/2052	Agreement with Goldman Sachs & Co., dated 3/7/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of CMBX.NA.A.1.	83,627
180,000	USD	6/20/2016	Agreement with Credit Suisse Securities LLC, dated 8/9/06, to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	1,226
75,000	USD	9/20/2011	Agreement with Goldman Sachs & Co., dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(291)
180,000	USD	9/20/2014	Agreement with Bank of America, dated 11/11/06 to pay 0.28% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc.	11,845
160,000	USD	6/20/2017	Agreement with Bear Stearns Bank PLC, dated 3/22/07 to pay 1.08% times the notional amount. The Fund makes payment only upon a default event of Brunswick Corporation Notes.	1,020
140,000	USD	6/20/2017	Agreement with Barclays Bank PLC, dated 5/05/07 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corporation Debenture.	(3,767)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
137,500	USD	9/20/2017	Agreement with Goldman Sachs & Co.,	$8,173
			dated 7/13/07 to pay 0.66% times the notional
			amount. The Fund receives payment only upon a
			default event of Washington Mutual, Inc. Note.
171,500	USD	6/20/2012	Agreement with JP Morgan Chase, dated 5/23/07 to pay 1.20% times the notional amount. The Fund receives payments only upon a default event of LCDX.NA.8.	(4,353)
200,000	USD	9/20/2012	Agreement with Bear Stearns, dated 8/21/07 to pay 0.65% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	1,163
50,000	USD	9/20/2017	Agreement with Credit Suisse Securities LLC, dated 8/31/07 to pay 1.05% times the notional amount. The Fund receives payments only upon a default event of Brunswick Corp.	692
300,000	USD	10/12/2052	Agreement with Goldman Sachs International, dated 10/17/07 to pay 0.76% times the notional amount. The Fund receives payments only upon a default event of CMBX.NA.BBB.1.	18,186
				$115,924

AUD Australian Dollar
ARS Argentine Peso
BRL Brazilian Real
CHF Swiss Franc
CLP Chilean Peso
COP Colombian Peso
CNY Chinese Yuan Renminbi
EGP Egyptian Pound
EUR Euro
GBP Great British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
INR Indian Rupee
JPY Japanese Yen
KZT Kazakhstan Tenge
MXN Mexican Peso
NGN Nigeria Naira
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
RON New Romanian Lev
RUB Russian Ruble
TRY New Turkish Lira
TWD Taiwan New Dollar
UAH Ukraine Hryrnia
USD United States Dollar
VND Vietnam Dong

Structured Notes
   The Strategic Income Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund and the Balanced Fund's Core Bond Segment can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the

Notes to Financial Statements (Continued)

instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Dollar Roll Transactions
   The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

For the year ended October 31, 2007, the Strategic Income Fund earned $34,401 in interest income from dollar roll transactions.

Inflation-Indexed Bonds
   The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Notes to Financial Statements (Continued)

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Allocation of Operating Activity
   In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Global Fund invests a significant amount of its assets and each of the International Equity Fund and Focused International Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment Management Fees
   Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40%
Inflation-Protected Bond Fund	0.48%
Core Bond Fund	0.48%
Diversified Bond Fund	0.50%
Strategic Income Fund	0.55%
High Yield Fund	0.50%
Balanced Fund	0.48%
Value Fund	0.50%
Enhanced Index Value Fund	0.50%
Enhanced Index Core Equity Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Core Growth Fund	0.55%
Enhanced Index Growth Fund	0.50%
Discovery Value Fund	0.80%
Small Capitalization Value Fund	0.70%
Main Street Small Cap Fund	0.58%
Small Company Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund	0.85%
Focused International Fund	0.90%

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital") pursuant to which Babson Capital serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. During the year, Babson Capital received a sub-advisory fee from MassMutual based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected Bond Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: Fixed income portion	0.09%

Notes to Financial Statements (Continued)

Balanced Fund: Equity portion*	0.30% on the first $50 million, 0.25% on the next $50 million, 0.20% on any excess over $100 million
Enhanced Index Value Fund*	0.30% on the first $50 million, 0.25% on the next $50 million, 0.20% on any excess over $100 million
Enhanced Index Core Equity Fund*	0.30% on the first $50 million, 0.25% on the next $50 million, 0.20% on any excess over $100 million
Enhanced Index Growth Fund*	0.30% on the first $50 million, 0.25% on the next $50 million, 0.20% on any excess over $100 million

*  Sub-advisory fee based on Aggregate Assets. For purposes of these sub-advisory agreements, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment sub-advisory agreements with its indirect subsidiary OppenheimerFunds, Inc. ("OFI") on behalf of certain funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these funds. OFI received a fee based upon each Fund's average daily net assets at the following annual rates:

Capital Appreciation Fund	0.42% on the first $700 million, 0.25% on any excess over $700 million
Global Fund	0.50% of the first $750 million, 0.28% on the next $50 million, 0.25% on any excess over $800 million

MassMutual has entered into investment sub-advisory agreements with OFI Institutional Asset Management, Inc. ("OFI Institutional"), a wholly-owned subsidiary of OFI, on behalf of certain funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these funds. OFI Institutional received a fee based upon each Fund's average daily net assets at the following annual rates:

Strategic Income Fund	0.35% on the first $250 million, 0.32% on the next $50 million, 0.30% on the next $50 million, 0.25% on any excess over $350 million
Value Fund	0.23%
Main Street Fund	0.33% on the first $1 billion, 0.30% on any excess over $1 billion
Core Growth Fund	0.23%
Discovery Value Fund	0.40%
Small Capitalization Value Fund	0.40%
Main Street Small Cap Fund	0.40%
Small Company Opportunities Fund	0.40% on the first $1 billion 0.30% on any excess over $1 billion
International Equity Fund	0.50%

Prior to March 1, 2007, Babson Capital managed the investment and reinvestment of the assets of the Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Enhanced Index Growth Fund and the equity portion of the Balanced Fund, and received fees equal to an annual rate of 0.25% average daily net assets for each Fund.

Notes to Financial Statements (Continued)

Prior to March 1, 2007, OFI managed the investment and reinvestment of the assets of the Strategic Income Fund, Main Street Fund and International Equity Fund and received fees equal to the annual rates listed above for each Fund.

Prior to May 1, 2007, OFI managed the investment and reinvestment of the assets of the Capital Appreciation Fund and the Global Fund, and received fees equal to an annual rate of 0.42% on the first $700 million, 0.40% on the next $300 million and 0.375% on any excess over $1 billion of the average daily net assets of the Capital Appreciation Fund and 0.58% on the first $475 million, 0.50% on the next $525 million and 0.45% on any excess over $1 billion of the average daily net assets of the Global Fund.

From March 1, 2007 to April 30, 2007, OFI Institutional managed the investment and reinvestment of the assets of the Strategic Income Fund and received fees equal to an annual rate of 0.49% on the first $225 million, 0.32% on the next $275 million and 0.25% on any excess over $500 million of the average daily net assets of the Fund.

MassMutual has entered into an investment sub-advisory agreement with its indirect subsidiary Baring International Investment Limited ("Baring"). This agreement provides that Baring manage the investment and reinvestment of the assets of the Focused International Fund. Baring received an annual fee of 0.55% of the Fund's average daily net assets.

Administration Fees
   Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.3266%	0.3266%	0.1766%	0.0766%	N/A
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%
Inflation-Protected Bond Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%
Strategic Income Fund	0.3400%	0.3400%	0.1900%	0.1400%	0.3900%
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	0.4568%
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%
Enhanced Index Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Core Equity Fund	0.2663%	0.2663%	0.1163%	0.0663%	0.3163%
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%
Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%
Core Growth Fund	0.3571%	0.3571%	0.2071%	0.1571%	0.4071%
Enhanced Index Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	0.2644%
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Small Capitalization Value Fund	0.3150%	0.3150%	0.1650%	0.1150%	0.3650%
Main Street Small Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Small Company Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	0.3971%
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	0.3692%
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services

Notes to Financial Statements (Continued)

provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Expense Caps and Waivers
   Except as noted below, during the period, the fees and expenses of the following Funds were capped as follows. MassMutual has agreed to continue these through February 29, 2008.

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.7700%	0.5200%	0.5500%	0.4500%	N/A
Short-Duration Bond Fund	0.9200%	0.6700%	0.5900%	0.5400%	1.2200%
Core Bond Fund	0.9600%	0.7100%	0.6400%	0.5900%	1.2800%
Diversified Bond Fund	0.9900%	0.7500%	0.7400%	0.6900%	1.2900%
Strategic Income Fund	1.1600%	0.8900%	0.7600%	0.7100%	1.3800%
Balanced Fund	1.1600%	0.9100%	0.7600%	0.6000%	1.4700%
Enhanced Index Value Fund	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Enhanced Index Core Equity Fund	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Main Street Fund[1]	1.1600%	0.9100%	0.7600%	0.7100%	1.4600%
Capital Appreciation Fund	1.0900%	0.9700%	0.8200%	0.7100%	1.4600%
Core Growth Fund	1.2000%	0.9500%	0.8000%	0.7500%	1.5000%
Enhanced Index Growth Fund[2]	1.0544%	0.8044%	0.6544%	0.6044%	1.3544%
Discovery Value Fund	1.4000%	1.1500%	1.0000%	0.9300%	1.7000%
Small Capitalization Value Fund	1.3000%	1.0500%	0.9000%	0.8500%	1.6000%
Main Street Small Cap Fund	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Small Company Opportunities Fund	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Global Fund	1.4300%	1.1400%	1.0300%	0.8900%	1.5200%
International Equity Fund	1.5200%	1.2700%	1.1200%	1.0900%	1.8200%
Focused International Fund	1.5800%	1.3300%	1.1800%	1.1500%	1.8800%

1  From November 1, 2006 through February 28, 2007, the fees and expenses of the Main Street Fund were capped at 1.1600%, 0.9100%, 0.7600%, 0.6000% and 1.4600% for Class A, L, Y, S and N, respectively.

2  From November 1, 2006 through February 28, 2007, the fees and expenses of the Enhanced Index Growth Fund were capped at 1.0900%, 0.8400%, 0.6900%, 0.5900% and 1.4000% for Class A, L, Y, S and N, respectively.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

Effective March 1, 2007, MassMutual agreed to voluntarily waive, through February 29, 2008, Administration fees for Classes A, L and N, as follows: 0.18% for the Money Market Fund, 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund. Effective June 1, 2007, MassMutual agreed to voluntarily waive 0.10% of the Administration fees for Classes A and N of the Inflation-Protected Bond Fund.

Notes to Financial Statements (Continued)

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

The following table shows certain concentrations of principal shareholders of each Fund with record or beneficial ownership as of October 31, 2007. Investment activities of these shareholders could have a material effect on the respective Funds.

	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Money Market Fund	1	74.7%	77.2%
Short-Duration Bond Fund	1	77.2	96.0
Inflation-Protected Bond Fund	3	73.9	91.0
Core Bond Fund	1	84.1	94.8
Diversified Bond Fund	2	80.5	96.2
Strategic Income Fund	1	84.6	96.3
High Yield Fund	1	87.7	87.7
Balanced Fund	1	97.1	97.1
Value Fund	1	95.1	97.5
Enhanced Index Value Fund	1	72.6	92.7
Enhanced Index Core Equity Fund	1	91.4	91.8
Main Street Fund	1	95.8	96.8
Capital Appreciation Fund	1	93.0	95.8
Core Growth Fund	1	95.0	95.0
Enhanced Index Growth Fund	3	81.7	96.7
Discovery Value Fund	2	98.9	82.0
Small Capitalization Value Fund	1	96.6	96.6
Main Street Small Cap Fund	3	81.9	98.9
Small Company Opportunities Fund	1	94.6	95.9
Global Fund	1	96.5	96.5
International Equity Fund	1	90.9	96.5
Focused International Fund	2	95.9	83.5

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$80,195,908	$700,910,694	$49,174,457	$640,948,789
Inflation-Protected Bond Fund	105,979,731	-	59,635,375	-
Core Bond Fund	624,837,034	4,331,509,995	727,284,923	4,285,444,208
Diversified Bond Fund	247,834,931	1,354,459,665	286,776,749	1,254,880,375
Strategic Income Fund	131,388,428	358,797,359	76,884,284	293,876,911
High Yield Fund	-	216,377,627	-	151,062,591
Balanced Fund	39,365,522	314,351,238	46,500,977	340,064,188
Value Fund	-	730,113,331	-	768,609,945
Enhanced Index Value Fund	-	878,821,720	-	486,543,647
Enhanced Index Core Equity Fund	-	101,486,708	-	83,264,773
Main Street Fund	-	383,213,439	-	432,494,164

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Capital Appreciation Fund	$-	$643,205,534	$-	$579,473,932
Core Growth Fund	-	86,677,564	-	94,251,138
Enhanced Index Growth Fund	-	606,872,957	-	369,759,754
Discovery Value Fund	-	69,487,738	-	32,195,692
Small Capitalization Value Fund	-	79,344,310	-	97,162,545
Main Street Small Cap Fund	-	182,278,506	-	112,899,870
Small Company Opportunities Fund	-	524,906,158	-	815,485,325
Global Fund	-	118,339,183	-	215,452,603
International Equity Fund	-	293,237,137	-	410,864,641
Focused International Fund	-	85,785,249	-	43,566,466

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Money Market Fund Class A
Sold	1,748,109,294	$1,748,109,294	1,917,143,361	$1,917,143,361
Issued as reinvestment of dividends	11,322,416	11,322,591	5,448,602	5,448,601
Redeemed	(1,666,153,177)	(1,666,153,175)	(1,824,942,911)	(1,824,942,911)
Net increase (decrease)	93,278,533	$93,278,710	97,649,052	$97,649,051
Money Market Fund Class L
Sold	418,824,638	$418,824,637	418,281,906	$418,281,906
Issued as reinvestment of dividends	4,332,005	4,332,005	3,110,696	3,110,696
Redeemed	(419,564,392)	(419,564,392)	(403,480,400)	(403,480,400)
Net increase (decrease)	3,592,251	$3,592,250	17,912,202	$17,912,202
Money Market Fund Class Y
Sold	1,083,112,117	$1,083,112,117	1,177,545,318	$1,177,545,318
Issued as reinvestment of dividends	8,667,695	8,667,695	3,725,142	3,725,142
Redeemed	(989,403,078)	(989,403,074)	(1,146,339,770)	(1,146,339,769)
Net increase (decrease)	102,376,734	$102,376,738	34,930,690	$34,930,691
Money Market Fund Class S
Sold	713,344,139	$713,344,139	732,659,346	$732,659,346
Issued as reinvestment of dividends	12,344,169	12,344,169	9,617,277	9,617,277
Redeemed	(716,159,690)	(716,159,690)	(707,207,028)	(707,207,027)
Net increase (decrease)	9,528,618	$9,528,618	35,069,595	$35,069,596
Short-Duration Bond Fund Class A
Sold	2,110,501	$21,308,464	2,428,042	$24,484,094
Issued as reinvestment of dividends	308,187	3,051,054	263,635	2,607,347
Redeemed	(3,351,063)	(33,782,843)	(1,854,941)	(18,594,192)
Net increase (decrease)	(932,375)	$(9,423,325)	836,736	$8,497,249
Short-Duration Bond Fund Class L
Sold	5,133,336	$52,092,298	2,789,765	$28,143,267
Issued as reinvestment of dividends	676,519	6,704,299	800,680	7,926,728
Redeemed	(6,011,928)	(61,305,069)	(5,884,040)	(58,978,673)
Net increase (decrease)	(202,073)	$(2,508,472)	(2,293,595)	$(22,908,678)
Short-Duration Bond Fund Class Y
Sold	6,908,899	$69,995,243	2,658,391	$26,942,152
Issued as reinvestment of dividends	374,841	3,725,918	298,487	2,963,980
Redeemed	(9,802,924)	(99,770,720)	(1,799,822)	(18,193,260)
Net increase (decrease)	(2,519,184)	$(26,049,559)	1,157,056	$11,712,872

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class S
Sold	6,431,615	$66,145,932	6,199,406	$63,298,645
Issued as reinvestment of dividends	898,875	8,988,755	717,579	7,168,614
Redeemed	(6,417,790)	(65,588,688)	(4,311,206)	(43,827,431)
Net increase (decrease)	912,700	$9,545,999	2,605,779	$26,639,828
Short-Duration Bond Fund Class N
Sold	378,570	$3,807,985	-	$-
Issued as reinvestment of dividends	4	43	4	40
Redeemed	-	-	(12)	(115)
Net increase (decrease)	378,574	$3,808,028	(8)	$(75)
Inflation-Protected Bond Fund Class A
Sold	1,244,406	$12,409,327	1,204,036	$12,196,569
Issued as reinvestment of dividends	72,341	708,223	84,103	848,597
Redeemed	(463,578)	(4,616,764)	(788,050)	(7,936,434)
Net increase (decrease)	853,169	$8,500,786	500,089	$5,108,732
Inflation-Protected Bond Fund Class L
Sold	6,175,140	$60,691,759	240,507	$2,443,323
Issued as reinvestment of dividends	18,231	179,760	25,953	263,691
Redeemed	(658,500)	(6,655,588)	(227,624)	(2,278,459)
Net increase (decrease)	5,534,871	$54,215,931	38,836	$428,555
Inflation-Protected Bond Fund Class Y
Sold	1,373,306	$13,771,513	2,289,433	$23,674,394
Issued as reinvestment of dividends	308,662	3,046,491	459,012	4,668,145
Redeemed	(3,195,422)	(31,959,774)	(2,012,815)	(20,365,664)
Net increase (decrease)	(1,513,454)	$(15,141,770)	735,630	$7,976,875
Inflation-Protected Bond Fund Class S
Sold	4,741,463	$47,977,642	7,933,785	$81,755,889
Issued as reinvestment of dividends	781,958	7,725,749	836,641	8,517,001
Redeemed	(6,007,694)	(60,476,023)	(2,933,393)	(29,689,495)
Net increase (decrease)	(484,273)	$(4,772,632)	5,837,033	$60,583,395
Inflation-Protected Bond Fund Class N
Sold	8,652	$85,292	10,027	$100,276
Issued as reinvestment of dividends	350	3,450	31	321
Redeemed	(7,273)	(71,347)	(4)	(37)
Net increase (decrease)	1,729	$17,395	10,054	$100,560
Core Bond Fund Class A
Sold	4,794,705	$51,304,930	6,402,565	$68,084,376
Issued as reinvestment of dividends	810,939	8,522,974	953,804	10,072,166
Redeemed	(8,900,457)	(94,968,961)	(9,392,288)	(99,866,083)
Net increase (decrease)	(3,294,813)	$(35,141,057)	(2,035,919)	$(21,709,541)
Core Bond Fund Class L
Sold	12,836,189	$138,083,991	14,037,630	$149,170,747
Issued as reinvestment of dividends	1,653,975	17,465,981	1,663,256	17,647,143
Redeemed	(19,911,013)	(214,079,747)	(12,084,168)	(128,389,439)
Net increase (decrease)	(5,420,849)	$(58,529,775)	3,616,718	$38,428,451
Core Bond Fund Class Y
Sold	7,994,608	$86,010,312	4,846,914	$52,165,525
Issued as reinvestment of dividends	951,779	10,079,342	879,007	9,352,639
Redeemed	(10,061,335)	(108,111,848)	(5,871,686)	(63,498,341)
Net increase (decrease)	(1,114,948)	$(12,022,194)	(145,765)	$(1,980,177)
Core Bond Fund Class S
Sold	21,958,883	$238,111,236	24,632,512	$266,516,515
Issued as reinvestment of dividends	3,635,292	38,715,861	3,690,697	39,453,555
Redeemed	(33,645,895)	(363,937,576)	(25,338,258)	(272,403,701)
Net increase (decrease)	(8,051,720)	$(87,110,479)	2,984,951	$33,566,369

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Core Bond Fund Class N
Sold	363,462	$3,865,052	14,986	$159,206
Issued as reinvestment of dividends	1,033	10,837	5,394	56,422
Redeemed	(11,112)	(117,306)	(112,300)	(1,161,440)
Net increase (decrease)	353,383	$3,758,583	(91,920)	$(945,812)
Diversified Bond Fund Class A
Sold	2,387,583	$25,533,805	995,395	$10,519,967
Issued as reinvestment of dividends	138,637	1,455,684	118,662	1,245,943
Redeemed	(1,636,709)	(17,400,985)	(1,543,767)	(16,306,121)
Net increase (decrease)	889,511	$9,588,504	(429,710)	$(4,540,211)
Diversified Bond Fund Class L
Sold	6,081,550	$64,862,776	12,527,346	$130,224,107
Issued as reinvestment of dividends	903,796	9,426,596	522,890	5,453,736
Redeemed	(11,349,594)	(120,955,064)	(4,066,057)	(42,628,040)
Net increase (decrease)	(4,364,248)	$(46,665,692)	8,984,179	$93,049,803
Diversified Bond Fund Class Y
Sold	4,592,123	$48,650,137	246,952	$2,626,955
Issued as reinvestment of dividends	48,038	503,437	38,341	401,819
Redeemed	(975,439)	(10,404,657)	(211,769)	(2,231,233)
Net increase (decrease)	3,664,722	$38,748,917	73,524	$797,541
Diversified Bond Fund Class S
Sold	5,495,583	$58,788,517	5,869,273	$62,403,682
Issued as reinvestment of dividends	676,434	7,109,321	533,992	5,612,248
Redeemed	(6,080,276)	(65,426,308)	(1,727,508)	(18,246,765)
Net increase (decrease)	91,741	$471,530	4,675,757	$49,769,165
Diversified Bond Fund Class N
Sold	48,240	$507,201	27,743	$290,572
Issued as reinvestment of dividends	4,663	48,546	3,778	39,330
Redeemed	(19,962)	(210,762)	(33,115)	(345,402)
Net increase (decrease)	32,941	$344,985	(1,594)	$(15,500)
Strategic Income Fund Class A
Sold	1,968,645	$20,456,512	1,257,800	$12,527,090
Issued as reinvestment of dividends	60,577	611,826	27,314	266,586
Redeemed	(447,160)	(4,655,626)	(308,362)	(3,060,121)
Net increase (decrease)	1,582,062	$16,412,712	976,752	$9,733,555
Strategic Income Fund Class L
Sold	14,097,548	$146,606,275	6,202,602	$61,977,882
Issued as reinvestment of dividends	743,784	7,564,286	925,895	9,083,027
Redeemed	(7,961,919)	(83,582,165)	(10,584,148)	(104,979,322)
Net increase (decrease)	6,879,413	$70,588,396	(3,455,651)	$(33,918,413)
Strategic Income Fund Class Y
Sold	719,524	$7,590,795	189,358	$1,864,843
Issued as reinvestment of dividends	21,546	219,339	47,285	463,395
Redeemed	(214,809)	(2,259,830)	(759,719)	(7,721,038)
Net increase (decrease)	526,261	$5,550,304	(523,076)	$(5,392,800)
Strategic Income Fund Class S
Sold	6,391,835	$67,206,754	62,948	$625,200
Issued as reinvestment of dividends	131,720	1,338,271	-	4
Redeemed	(645,131)	(6,844,779)	-	-
Net increase (decrease)	5,878,424	$61,700,246	62,948	$625,204
Strategic Income Fund Class N
Sold	80,021	$841,082	46,627	$457,163
Issued as reinvestment of dividends	1,327	13,467	2	18
Redeemed	(74,204)	(782,595)	(9,977)	(97,556)
Net increase (decrease)	7,144	$71,954	36,652	$359,625

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
High Yield Fund Class A
Sold	1,951,823	$21,081,272	1,102,032	$11,541,462
Issued as reinvestment of dividends	102,129	1,069,289	48,857	490,043
Redeemed	(565,756)	(6,115,127)	(217,846)	(2,276,686)
Net increase (decrease)	1,488,196	$16,035,434	933,043	$9,754,819
High Yield Fund Class L
Sold	328,987	$3,560,346	239,460	$2,519,293
Issued as reinvestment of dividends	18,227	191,200	5,682	57,107
Redeemed	(108,682)	(1,179,763)	(48,764)	(509,327)
Net increase (decrease)	238,532	$2,571,783	196,378	$2,067,073
High Yield Fund Class Y
Sold	4,159,474	$45,447,805	1,881,274	$19,820,162
Issued as reinvestment of dividends	529,541	5,576,071	439,566	4,426,433
Redeemed	(2,362,454)	(25,435,521)	(1,045,272)	(10,957,945)
Net increase (decrease)	2,326,561	$25,588,355	1,275,568	$13,288,650
High Yield Fund Class S
Sold	2,233,785	$23,992,193	782,490	$8,212,821
Issued as reinvestment of dividends	199,871	2,102,639	177,290	1,783,537
Redeemed	(559,169)	(6,051,845)	(280,988)	(2,946,012)
Net increase (decrease)	1,874,487	$20,042,987	678,792	$7,050,346
High Yield Fund Class N
Sold	70,610	$760,673	174,077	$1,808,856
Issued as reinvestment of dividends	11,101	116,448	42	425
Redeemed	(83,220)	(899,375)	(3,772)	(40,535)
Net increase (decrease)	(1,509)	$(22,254)	170,347	$1,768,746
Balanced Fund Class A
Sold	486,135	$5,139,750	314,386	$3,075,624
Issued as reinvestment of dividends	20,961	216,529	17,898	170,929
Redeemed	(369,532)	(3,907,253)	(252,297)	(2,451,256)
Net increase (decrease)	137,564	$1,449,026	79,987	$795,297
Balanced Fund Class L
Sold	20,961	$223,755	30,745	$303,495
Issued as reinvestment of dividends	4,997	52,167	4,928	47,560
Redeemed	(20,715)	(220,139)	(47,151)	(462,761)
Net increase (decrease)	5,243	$55,783	(11,478)	$(111,706)
Balanced Fund Class Y
Sold	47,452	$529,783	30,852	$316,466
Issued as reinvestment of dividends	5,009	53,948	4,758	47,299
Redeemed	(25,084)	(279,448)	(33,941)	(348,860)
Net increase (decrease)	27,377	$304,283	1,669	$14,905
Balanced Fund Class S
Sold	2,321,543	$24,787,880	3,926,831	$38,850,232
Issued as reinvestment of dividends	513,133	5,362,244	639,856	6,174,607
Redeemed	(6,579,531)	(70,542,485)	(8,956,843)	(88,598,560)
Net increase (decrease)	(3,744,855)	$(40,392,361)	(4,390,156)	$(43,573,721)
Balanced Fund Class N
Sold	-	$-	141	$1,344
Issued as reinvestment of dividends	1	2	592	5,616
Redeemed	(16)	(164)	(31,775)	(301,225)
Net increase (decrease)	(15)	$(162)	(31,042)	$(294,265)

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Value Fund Class A
Sold	453,183	$8,786,302	694,618	$12,088,274
Issued as reinvestment of dividends	75,675	1,383,335	18,609	315,421
Redeemed	(474,997)	(9,293,918)	(370,268)	(6,427,202)
Net increase (decrease)	53,861	$875,719	342,959	$5,976,493
Value Fund Class L
Sold	1,234,851	$24,337,050	951,924	$16,735,314
Issued as reinvestment of dividends	253,597	4,645,904	143,658	2,437,891
Redeemed	(1,821,361)	(35,773,582)	(4,157,668)	(71,665,595)
Net increase (decrease)	(332,913)	$(6,790,628)	(3,062,086)	$(52,492,390)
Value Fund Class Y
Sold	64,104	$1,259,336	45,904	$811,186
Issued as reinvestment of dividends	12,498	228,848	4,150	70,426
Redeemed	(46,090)	(916,175)	(55,686)	(975,738)
Net increase (decrease)	30,512	$572,009	(5,632)	$(94,126)
Value Fund Class S
Sold	1,845,364	$34,969,346	592,760	$10,573,300
Issued as reinvestment of dividends	1,256,591	23,008,180	537,207	9,111,035
Redeemed	(4,123,991)	(81,820,600)	(4,740,546)	(82,612,763)
Net increase (decrease)	(1,022,036)	$(23,843,074)	(3,610,579)	$(62,928,428)
Value Fund Class N
Sold	1,262	$24,144	37,636	$646,326
Issued as reinvestment of dividends	2,301	41,930	98	1,666
Redeemed	(37,918)	(734,119)	(7,787)	(132,956)
Net increase (decrease)	(34,355)	$(668,045)	29,947	$515,036
Enhanced Index Value Fund Class A
Sold	1,070,283	$14,613,234	549,806	$7,021,821
Issued - merger	353,027	4,464,487	-	-
Issued as reinvestment of dividends	81,389	1,058,719	35,992	418,231
Redeemed	(418,372)	(5,651,445)	(360,334)	(4,537,657)
Net increase (decrease)	1,086,327	$14,484,995	225,464	$2,902,395
Enhanced Index Value Fund Class L
Sold	8,487,545	$115,637,868	1,082,258	$13,982,403
Issued - merger	38,011	703,075	-	-
Issued as reinvestment of dividends	521,158	6,756,183	15,552	181,329
Redeemed	(1,206,681)	(16,494,022)	(100,961)	(1,263,737)
Net increase (decrease)	7,840,033	$106,603,104	996,849	$12,899,995
Enhanced Index Value Fund Class Y
Sold	4,592,577	$63,473,794	1,976,868	$24,759,653
Issued - merger	127,576	1,638,270	-	-
Issued as reinvestment of dividends	1,046,230	13,751,526	590,989	6,896,846
Redeemed	(1,904,654)	(25,912,467)	(920,356)	(11,526,096)
Net increase (decrease)	3,861,729	$52,951,123	1,647,501	$20,130,403
Enhanced Index Value Fund Class S
Sold	10,917,225	$149,824,125	8,600	$116,781
Issued - merger	11,169,165	141,623,524	-	-
Issued as reinvestment of dividends	749,970	9,850,683	1	10
Redeemed	(1,247,130)	(16,975,131)	-	-
Net increase (decrease)	21,589,230	$284,323,201	8,601	$116,791
Enhanced Index Value Fund Class N
Sold	27,464	$375,197	778	$9,158
Issued - merger	9,845	120,767	-	-
Issued as reinvestment of dividends	851	11,055	1	9
Redeemed	(12,574)	(173,594)	-	-
Net increase (decrease)	25,586	$333,425	779	$9,167

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Enhanced Index Core Equity Fund Class A
Sold	410,968	$5,319,642	211,854	$2,507,815
Issued as reinvestment of dividends	2,039	25,973	230	2,571
Redeemed	(113,020)	(1,490,565)	(27,774)	(317,015)
Net increase (decrease)	299,987	$3,855,050	184,310	$2,193,371
Enhanced Index Core Equity Fund Class L
Sold	90,725	$1,240,831	4,442	$50,407
Issued as reinvestment of dividends	454	5,809	614	6,867
Redeemed	(11,543)	(157,319)	(9,407)	(112,583)
Net increase (decrease)	79,636	$1,089,321	(4,351)	$(55,309)
Enhanced Index Core Equity Fund Class Y
Sold	1,142,877	$15,000,341	412,166	$4,837,744
Issued as reinvestment of dividends	35,058	448,038	35,179	393,654
Redeemed	(258,643)	(3,446,211)	(177,875)	(2,052,679)
Net increase (decrease)	919,292	$12,002,168	269,470	$3,178,719
Enhanced Index Core Equity Fund Class S
Sold	14,010	$184,000	6,185	$71,380
Issued as reinvestment of dividends	69	885	-	1
Redeemed	(2,365)	(32,000)	-	-
Net increase (decrease)	11,714	$152,885	6,185	$71,381
Enhanced Index Core Equity Fund Class N
Sold	40,631	$522,239	-	$-
Issued as reinvestment of dividends	-	-	-	1
Redeemed	(4,705)	(61,560)	-	-
Net increase (decrease)	35,926	$460,679	-	$1
Main Street Fund Class A
Sold	810,607	$9,495,447	912,245	$9,838,627
Issued as reinvestment of dividends	72,066	811,458	5,269	55,322
Redeemed	(417,545)	(4,911,394)	(219,427)	(2,362,992)
Net increase (decrease)	465,128	$5,395,511	698,087	$7,530,957
Main Street Fund Class L
Sold	1,338,341	$15,684,075	1,921,606	$20,926,910
Issued as reinvestment of dividends	506,626	5,729,950	103,322	1,087,984
Redeemed	(3,213,577)	(38,077,475)	(2,562,631)	(27,747,413)
Net increase (decrease)	(1,368,610)	$(16,663,450)	(537,703)	$(5,732,519)
Main Street Fund Class Y
Sold	544,676	$6,545,399	-	$-
Issued as reinvestment of dividends	33,657	379,319	-	1
Redeemed	(578,332)	(6,872,789)	-	-
Net increase (decrease)	1	$51,929	-	$1
Main Street Fund Class S
Sold	3,393,343	$39,892,325	5,024,243	$54,867,946
Issued as reinvestment of dividends	1,272,290	14,402,330	283,221	2,985,155
Redeemed	(6,384,787)	(75,163,775)	(6,696,280)	(72,739,853)
Net increase (decrease)	(1,719,154)	$(20,869,120)	(1,388,816)	$(14,886,752)
Main Street Fund Class N
Sold	-	$-	8,946	$93,840
Issued as reinvestment of dividends	1	6	-	1
Redeemed	-	-	(8,946)	(93,393)
Net increase (decrease)	1	$6	-	$448

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Capital Appreciation Fund Class A
Sold	6,230,561	$73,690,468	9,255,503	$98,246,075
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(8,026,073)	(94,228,454)	(9,592,653)	(101,496,458)
Net increase (decrease)	(1,795,512)	$(20,537,986)	(337,150)	$(3,250,383)
Capital Appreciation Fund Class L
Sold	4,332,666	$51,133,514	1,659,574	$17,345,543
Issued as reinvestment of dividends	-	-	4,457	46,973
Redeemed	(852,133)	(9,995,930)	(547,220)	(5,778,064)
Net increase (decrease)	3,480,533	$41,137,584	1,116,811	$11,614,452
Capital Appreciation Fund Class Y
Sold	704,123	$8,367,036	2,168,052	$23,095,949
Issued as reinvestment of dividends	-	-	14,147	149,106
Redeemed	(574,785)	(6,891,291)	(399,080)	(4,200,068)
Net increase (decrease)	129,338	$1,475,745	1,783,119	$19,044,987
Capital Appreciation Fund Class S
Sold	11,624,653	$138,257,666	10,716,496	$114,136,288
Issued as reinvestment of dividends	-	-	172,557	1,822,199
Redeemed	(8,062,856)	(95,206,375)	(9,550,950)	(101,064,522)
Net increase (decrease)	3,561,797	$43,051,291	1,338,103	$14,893,965
Capital Appreciation Fund Class N
Sold	58,796	$704,099	60,941	$643,203
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(29,390)	(367,068)	(10,428)	(109,092)
Net increase (decrease)	29,406	$337,031	50,513	$534,111
Core Growth Fund Class A
Sold	72,335	$735,806	38,018	$351,327
Issued as reinvestment of dividends	-	-	58	537
Redeemed	(9,230)	(93,425)	(12,630)	(118,301)
Net increase (decrease)	63,105	$642,381	25,446	$233,563
Core Growth Fund Class L
Sold	3,290,187	$31,685,992	349	$3,209
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,070,698)	(10,760,465)	(16)	(151)
Net increase (decrease)	2,219,489	$20,925,527	333	$3,058
Core Growth Fund Class Y
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	1
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$1
Core Growth Fund Class S
Sold	1,708,126	$17,552,684	2,116,547	$19,229,914
Issued as reinvestment of dividends	-	-	52,877	494,400
Redeemed	(4,687,479)	(45,151,227)	(3,301,860)	(28,838,443)
Net increase (decrease)	(2,979,353)	$(27,598,543)	(1,132,436)	$(9,114,129)
Core Growth Fund Class N
Sold	205	$2,053	136	$1,194
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(15)	(150)	(16)	(139)
Net increase (decrease)	190	$1,903	120	$1,055
Enhanced Index Growth Fund Class A
Sold	358,855	$3,527,129	305,607	$2,697,402
Issued as reinvestment of dividends	295	2,754	439	3,795
Redeemed	(115,580)	(1,158,282)	(156,011)	(1,372,870)
Net increase (decrease)	243,570	$2,371,601	150,035	$1,328,327

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Enhanced Index Growth Fund Class L
Sold	8,568,543	$83,765,480	1,056,197	$9,462,509
Issued as reinvestment of dividends	3,201	29,926	1	-
Redeemed	(900,212)	(8,916,238)	(167,232)	(1,506,763)
Net increase (decrease)	7,671,532	$74,879,168	888,966	$7,955,746
Enhanced Index Growth Fund Class Y
Sold	4,152,650	$41,757,146	2,156,346	$18,509,901
Issued as reinvestment of dividends	24,984	234,096	16,646	144,650
Redeemed	(683,788)	(6,791,923)	(502,419)	(4,377,960)
Net increase (decrease)	3,493,846	$35,199,319	1,670,573	$14,276,591
Enhanced Index Growth Fund Class S
Sold	13,649,826	$132,995,228	22,948	$208,981
Issued as reinvestment of dividends	5,884	55,016	-	1
Redeemed	(716,362)	(6,882,475)	-	-
Net increase (decrease)	12,939,348	$126,167,769	22,948	$208,982
Enhanced Index Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$-
Discovery Value Fund Class A*
Sold	1,494,534	$18,485,151	13,644	$141,276
Issued as reinvestment of dividends	565	6,315	-	-
Redeemed	(101,954)	(1,259,777)	(3)	(36)
Net increase (decrease)	1,393,145	$17,231,689	13,641	$141,240
Discovery Value Fund Class L*
Sold	95,034	$1,222,284	10,010	$100,100
Issued as reinvestment of dividends	1	10	-	-
Redeemed	(3,347)	(42,083)	-	-
Net increase (decrease)	91,688	$1,180,211	10,010	$100,100
Discovery Value Fund Class Y*
Sold	818,719	$10,340,890	10,010	$100,100
Issued as reinvestment of dividends	1	10	-	-
Redeemed	(33,640)	(425,458)	-	-
Net increase (decrease)	785,080	$9,915,442	10,010	$100,100
Discovery Value Fund Class S*
Sold	1,189,982	$14,408,249	1,033,546	$10,406,555
Issued as reinvestment of dividends	8,501	95,211	-	-
Redeemed	(204,017)	(2,584,792)	(8,508)	(90,583)
Net increase (decrease)	994,466	$11,918,668	1,025,038	$10,315,972
Discovery Value Fund Class N*
Sold	62,736	$768,020	10,010	$100,100
Issued as reinvestment of dividends	1	9	-	-
Redeemed	(4,503)	(56,439)	-	-
Net increase (decrease)	58,234	$711,590	10,010	$100,100
Small Capitalization Value Fund Class A
Sold	155,233	$2,442,276	326,292	$5,048,672
Issued as reinvestment of dividends	21,849	333,421	11,879	172,250
Redeemed	(179,442)	(2,818,233)	(283,624)	(4,472,897)
Net increase (decrease)	(2,360)	$(42,536)	54,547	$748,025
Small Capitalization Value Fund Class L
Sold	553	$9,101	231,332	$3,714,011
Issued as reinvestment of dividends	1,324	20,368	4,298	62,527
Redeemed	(16,197)	(268,055)	(338,314)	(5,385,684)
Net increase (decrease)	(14,320)	$(238,586)	(102,684)	$(1,609,146)

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Small Capitalization Value Fund Class Y
Sold	635,359	$10,571,020	138,321	$2,148,560
Issued as reinvestment of dividends	11,011	169,577	1,311	19,091
Redeemed	(280,622)	(4,405,186)	(61,099)	(953,714)
Net increase (decrease)	365,748	$6,335,411	78,533	$1,213,937
Small Capitalization Value Fund Class S
Sold	1,248,065	$19,911,705	2,125,175	$33,656,190
Issued as reinvestment of dividends	617,163	9,516,653	233,339	3,404,419
Redeemed	(2,983,678)	(47,412,105)	(2,254,139)	(35,237,525)
Net increase (decrease)	(1,118,450)	$(17,983,747)	104,375	$1,823,084
Small Capitalization Value Fund Class N
Sold	31,429	$500,130	92,939	$1,367,834
Issued as reinvestment of dividends	8,389	127,007	1	20
Redeemed	(33,509)	(527,266)	(6,127)	(94,774)
Net increase (decrease)	6,309	$99,871	86,813	$1,273,080
Main Street Small Cap Fund Class A**
Sold	344,445	$3,839,656	10,000	$100,000
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(56,203)	(626,052)	-	-
Net increase (decrease)	288,242	$3,213,604	10,000	$100,000
Main Street Small Cap Fund Class L**
Sold	5,021,717	$54,914,993	10,000	$100,000
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(709,036)	(8,016,650)	-	-
Net increase (decrease)	4,312,681	$46,898,343	10,000	$100,000
Main Street Small Cap Fund Class Y**
Sold	9	$128	10,000	$100,000
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,000)	(107,900)	-	-
Net increase (decrease)	(9,991)	$(107,772)	10,000	$100,000
Main Street Small Cap Fund Class S**
Sold	6,255,588	$68,826,194	960,000	$9,600,000
Issued as reinvestment of dividends	6,731	72,421	-	-
Redeemed	(1,249,902)	(13,628,801)	-	-
Net increase (decrease)	5,012,417	$55,269,814	960,000	$9,600,000
Main Street Small Cap Fund Class N**
Sold	2,932	$33,084	10,000	$100,000
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,077)	(108,552)	-	-
Net increase (decrease)	(7,145)	$(75,468)	10,000	$100,000
Small Company Opportunities Fund Class A
Sold	3,218,581	$41,688,596	5,171,565	$87,395,074
Issued as reinvestment of dividends	5,811,417	68,632,836	1,924,038	31,053,976
Redeemed	(9,974,777)	(133,875,876)	(17,628,889)	(296,265,813)
Net increase (decrease)	(944,779)	$(23,554,444)	(10,533,286)	$(177,816,763)
Small Company Opportunities Fund Class L
Sold	747,472	$10,231,558	835,248	$14,007,390
Issued as reinvestment of dividends	1,832,282	21,822,478	463,043	7,501,294
Redeemed	(6,266,957)	(79,218,877)	(2,193,876)	(36,947,615)
Net increase (decrease)	(3,687,203)	$(47,164,841)	(895,585)	$(15,438,931)
Small Company Opportunities Fund Class Y
Sold	91,219	$1,187,975	183,306	$3,037,667
Issued as reinvestment of dividends	184,015	2,198,973	66,627	1,080,685
Redeemed	(119,259)	(1,519,192)	(733,886)	(12,173,177)
Net increase (decrease)	155,975	$1,867,756	(483,953)	$(8,054,825)

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
Small Company Opportunities Fund Class S
Sold	2,276,086	$30,038,261	4,468,287	$75,620,572
Issued as reinvestment of dividends	7,013,301	84,089,474	1,856,345	30,147,038
Redeemed	(11,261,352)	(164,799,383)	(8,927,046)	(150,107,228)
Net increase (decrease)	(1,971,965)	$(50,671,648)	(2,602,414)	$(44,339,618)
Small Company Opportunities Fund Class N
Sold	-	$-	-	$4
Issued as reinvestment of dividends	24	268	3	66
Redeemed	-	-	(2)	(42)
Net increase (decrease)	24	$268	1	$28
Global Fund Class A
Sold	1,797,956	$23,659,654	2,774,673	$32,328,673
Issued as reinvestment of dividends	99,029	1,248,756	8,320	94,103
Redeemed	(967,009)	(12,709,786)	(845,976)	(9,948,491)
Net increase (decrease)	929,976	$12,198,624	1,937,017	$22,474,285
Global Fund Class L
Sold	4,258,512	$55,942,752	7,097,374	$83,383,518
Issued as reinvestment of dividends	839,456	10,652,705	150,876	1,713,956
Redeemed	(7,235,352)	(95,238,718)	(7,166,162)	(83,711,393)
Net increase (decrease)	(2,137,384)	$(28,643,261)	82,088	$1,386,081
Global Fund Class Y
Sold	801,581	$10,500,858	168,480	$1,981,741
Issued as reinvestment of dividends	41,018	518,881	2,492	28,261
Redeemed	(485,390)	(6,210,140)	(87,042)	(999,269)
Net increase (decrease)	357,209	$4,809,599	83,930	$1,010,733
Global Fund Class S
Sold	5,301,616	$69,827,380	11,462,411	$134,858,150
Issued as reinvestment of dividends	1,296,278	16,475,690	278,811	3,170,084
Redeemed	(11,978,466)	(157,662,799)	(12,000,066)	(140,512,923)
Net increase (decrease)	(5,380,572)	$(71,359,729)	(258,844)	$(2,484,689)
Global Fund Class N
Sold	31,053	$409,691	31,759	$366,988
Issued as reinvestment of dividends	1,349	17,102	25	288
Redeemed	(17,974)	(241,748)	(13,380)	(150,432)
Net increase (decrease)	14,428	$185,045	18,404	$216,844
International Equity Fund Class A
Sold	2,594,659	$42,811,214	3,394,006	$45,325,565
Issued as reinvestment of dividends	52,677	825,977	36,395	453,478
Redeemed	(3,153,895)	(52,056,081)	(2,360,550)	(31,065,835)
Net increase (decrease)	(506,559)	$(8,418,890)	1,069,851	$14,713,208
International Equity Fund Class L
Sold	1,876,491	$31,760,910	1,694,642	$22,476,343
Issued as reinvestment of dividends	56,014	886,145	184,701	2,314,307
Redeemed	(4,184,051)	(68,721,015)	(12,901,024)	(171,642,339)
Net increase (decrease)	(2,251,546)	$(36,073,960)	(11,021,681)	$(146,851,689)
International Equity Fund Class Y
Sold	1,232,164	$20,889,889	1,448,459	$19,574,759
Issued as reinvestment of dividends	57,573	915,987	52,384	661,608
Redeemed	(1,995,559)	(34,081,380)	(1,561,551)	(20,679,591)
Net increase (decrease)	(705,822)	$(12,275,504)	(60,708)	$(443,224)
International Equity Fund Class S
Sold	17,166,353	$285,482,957	21,607,734	$293,931,284
Issued as reinvestment of dividends	707,599	11,279,127	565,925	7,164,613
Redeemed	(19,631,249)	(327,458,291)	(19,237,738)	(258,684,647)
Net increase (decrease)	(1,757,297)	$(30,696,207)	2,935,921	$42,411,250

Notes to Financial Statements (Continued)

	Year ended October 31, 2007		Year ended October 31, 2006
	Shares	Amount	Shares	Amount
International Equity Fund Class N
Sold	-	$1	4	$52
Issued as reinvestment of dividends	2	16	1	11
Redeemed	-	-	(34)	(413)
Net increase (decrease)	2	$17	(29)	$(350)
Focused International Fund Class A*
Sold	2,164,727	$31,444,440	323,884	$3,788,378
Issued as reinvestment of dividends	2,675	41,210	-	-
Redeemed	(336,915)	(4,993,976)	(19,822)	(236,326)
Net increase (decrease)	1,830,487	$26,491,674	304,062	$3,552,052
Focused International Fund Class L*
Sold	497,923	$7,099,617	788,743	$9,651,381
Issued as reinvestment of dividends	6,341	84,019	-	-
Redeemed	(260,531)	(3,638,363)	(11,510)	(142,857)
Net increase (decrease)	243,733	$3,545,273	777,233	$9,508,524
Focused International Fund Class Y*
Sold	32,577	$467,428	14,356	$150,393
Issued as reinvestment of dividends	80	1,059	-	-
Redeemed	(4,335)	(58,856)	(2)	(29)
Net increase (decrease)	28,322	$409,631	14,354	$150,364
Focused International Fund Class S*
Sold	1,452,772	$20,138,862	486,073	$4,899,750
Issued as reinvestment of dividends	1,292	17,141	-	-
Redeemed	(428,867)	(5,911,840)	(1,533)	(17,358)
Net increase (decrease)	1,025,197	$14,244,163	484,540	$4,882,392
Focused International Fund Class N*
Sold	38,040	$536,281	12,224	$123,442
Issued as reinvestment of dividends	25	335	-	-
Redeemed	(783)	(12,404)	-	-
Net increase (decrease)	37,282	$524,212	12,224	$123,442

*  Fund commenced operations on December 1, 2005.

**  Fund commenced operations on September 27, 2006.

  Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Any contingent deferred sales charges during the year ended October 31, 2007 were waived for any redemptions or exchanges subject to such a charge.

6.  Federal Income Tax Information
   At October 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$538,172,054	$1,201,658	$(4,567,609)	$(3,365,951)
Inflation-Protected Bond Fund	362,613,094	2,261,389	(5,643,226)	(3,381,837)
Core Bond Fund	1,850,433,050	13,453,555	(13,195,076)	258,479
Diversified Bond Fund	609,446,654	3,095,517	(3,589,733)	(494,216)
Strategic Income Fund	398,194,329	13,372,114	(4,305,246)	9,066,868
High Yield Fund	227,443,467	1,871,921	(3,668,462)	(1,796,541)
Balanced Fund	208,131,999	11,920,486	(4,247,430)	7,673,056
Value Fund	483,370,173	51,366,022	(11,728,383)	39,637,639
Enhanced Index Value Fund	594,778,709	40,467,947	(25,768,774)	14,699,173

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Enhanced Index Core Equity Fund	$71,240,560	$6,055,916	$(1,891,156)	$4,164,760
Main Street Fund	348,482,029	42,971,613	(10,196,780)	32,774,833
Capital Appreciation Fund	1,029,669,710	294,407,956	(23,002,177)	271,405,779
Core Growth Fund	84,590,924	14,637,255	(2,162,213)	12,475,042
Enhanced Index Growth Fund	339,544,271	32,611,288	(6,508,539)	26,102,749
Discovery Value Fund	64,546,240	4,353,438	(1,601,286)	2,752,152
Small Capitalization Value Fund	126,106,388	17,667,424	(11,247,552)	6,419,872
Main Street Small Cap Fund	140,560,348	10,949,517	(7,046,654)	3,902,863
Small Company Opportunities Fund	449,344,393	43,824,267	(20,539,840)	23,284,427
Global Fund	639,502,049	219,253,395	(16,002,583)	203,250,812
International Equity Fund	960,178,076	510,108,015	(22,057,755)	488,050,260
Focused International Fund	68,466,804	16,561,786	(588,940)	15,972,846

Note: The aggregate cost for investments for the Money Market Fund as of October 31, 2007, is the same for financial reporting and Federal income tax purposes.

At October 31 2007, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015
Short- Duration Bond Fund	$-	$-	$-	$-	$257,360	$6,180,324	$-
Inflation- Protected Bond Fund	-	-	-	-	-	715,787	5,031,637
Core Bond Fund	-	-	-	-	-	14,530,268	-
Enhanced Index Core Equity Fund	-	-	906,976	-	-	-	-
Core Growth Fund	4,807,653	26,380,390	9,485,389	-	-	-	-
International Equity Fund	-	-	23,627,923	-	-	-	-

  Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

  Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

  The tax character of distributions paid during the year ended October 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$36,745,093	$-	$-
Short-Duration Bond Fund	22,474,283	-	-
Inflation-Protected Bond Fund	11,667,114	-	-
Core Bond Fund	74,836,348	-	-
Diversified Bond Fund	20,034,227	-	-
Strategic Income Fund	9,754,792	-	-
High Yield Fund	9,129,735	72,463	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Balanced Fund	$5,688,242	$-	$-
Value Fund	21,275,259	8,038,140	-
Enhanced Index Value Fund	17,147,848	13,173,427	1,130,997
Enhanced Index Core Equity Fund	483,733	-	-
Main Street Fund	11,415,491	9,920,605	-
Enhanced Index Growth Fund	322,504	-	-
Discovery Value Fund	1,132,542	4,500	-
Small Capitalization Value Fund	-	10,177,059	-
Main Street Small Cap Fund	73,321	100	-
Small Company Opportunities Fund	-	176,804,877	-
Global Fund	13,383,098	15,534,577	-
International Equity Fund	13,909,321	-	-
Focused International Fund	195,750	-	-

  The tax character of distributions paid during the year ended October 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$21,499,950	$-	$-	$-
Short-Duration Bond Fund	20,670,218	-	-	-
Inflation-Protected Bond Fund	14,569,212	281,613	-	-
Core Bond Fund	76,623,794	-	-	-
Diversified Bond Fund	14,101,131	-	-	-
Strategic Income Fund	9,828,718	-	-	-
High Yield Fund	6,479,713	444,582	-	-
Balanced Fund	6,448,419	-	-	-
Value Fund	9,140,142	2,799,843	-	-
Enhanced Index Value Fund	4,366,174	3,169,427	-	-
Enhanced Index Core Equity Fund	408,200	-	-	-
Main Street Fund	4,131,534	-	-	-
Capital Appreciation Fund	1,854,064	-	-	165,005
Core Growth Fund	496,379	-	-	-
Enhanced Index Growth Fund	149,688	-	-	-
Discovery Value Fund	9,122	-	-	-
Small Capitalization Value Fund	29,366	3,643,833	-	-
Small Company Opportunities Fund	10,497,048	59,299,879	-	-
Global Fund	5,008,765	-	-	-
International Equity Fund	10,594,997	-	-	-

  At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$-	$-	$(18,231)	$-
Short-Duration Bond Fund	20,827,310	(6,437,684)	(776,984)	(2,566,547)
Inflation-Protected Bond Fund	14,070,063	(5,747,424)	(664)	(3,381,837)
Core Bond Fund	63,852,817	-	(17,406,665)	(2,566,698)
Diversified Bond Fund	20,392,419	-	(925,458)	(798,191)
Strategic Income Fund	20,697,241	2,290,794	721,292	9,653,486
High Yield Fund	11,820,916	504,867	-	(1,796,541)
Balanced Fund	4,873,315	2,587,982	(172,252)	7,785,269

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Value Fund	$21,432,676	$34,634,617	$(33,450)	$39,637,639
Enhanced Index Value Fund	-	-	-	14,699,173
Enhanced Index Core Equity Fund	529,942	(906,976)	-	4,164,760
Main Street Fund	19,835,061	29,046,259	-	32,774,833
Capital Appreciation Fund	116,479	26,713,651	-	271,406,265
Core Growth Fund	-	(40,673,432)	-	12,474,859
Enhanced Index Growth Fund	8,666,275	3,109,341	-	26,102,749
Discovery Value Fund	2,231,121	370,527	-	2,752,152
Small Company Opportunities Fund	56,854,183	12,024,584	(15,383)	23,284,427
Main Street Small Cap Fund	2,860,013	47,118	-	3,902,875
Small Capitalization Value Fund	3,273,088	20,407,792	-	6,419,872
Global Fund	8,469,531	43,046,268	-	203,269,565
International Equity Fund	25,003,244	(23,627,923)	(24,896)	488,083,121
Focused International Fund	1,546,458	1,145,611	-	15,969,885

  Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended October 31, 2007.

Long Term Capital Dividend
High Yield Fund	$72,463
Value Fund	8,038,140
Enhanced Index Value Fund	13,173,427
Main Street Fund	9,920,605
Discovery Value Fund	4,500
Small Capitalization Value Fund	10,177,059
Main Street Small Cap Fund	100
Small Company Opportunities Fund	176,804,877
Global Fund	15,534,577

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

Notes to Financial Statements (Continued)

7.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Legal Proceedings (Unaudited)
   On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron Corp.). On October 18, 2005, the MassMutual Short-Term Bond Fund (now known as the MassMutual Premier Short-Duration Bond Fund) and the MassMutual Diversified Bond Fund (now known as the MassMutual Premier Diversified Bond Fund) were named as additional defendants in In re Enron Corp. Enron alleges that the dozens of parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

  While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund, the Core Bond Fund, the Short-Duration Bond Fund and the Diversified Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million, $3.2 million, $1.3 million and $890 thousand respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00

Notes to Financial Statements (Continued)

per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)  At Board meetings held on April 26, 2007 and May 31, 2007, the Board, including the Independent Trustees, approved the existing Advisory Agreements for the Strategic Income Fund, Main Street Fund and International Equity Fund and the existing Advisory Agreements and Sub-Advisory Agreements (collectively, the "Contracts") for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Capital Appreciation Fund, Core Growth Fund, Enhanced Index Growth Fund, Discovery Value Fund, Small Capitalization Value Fund, Small Company Opportunities Fund, Global Fund and Focused International Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meetings, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meetings, certain materials relevant to the consideration of the Contracts.

At the meeting held on April 26, 2007, the Trustees' independent counsel reviewed with all of the Independent Trustees the requirement under the 1940 Act that the Trustees, including a majority of the Independent Trustees, consider annually the continuation of the Funds' Contracts. In advance of the meeting, the Independent Trustees received a memorandum, prepared by independent counsel, addressing their duties and responsibilities in approving the Contracts, including identification of types of information relevant to such consideration. The Trustees' independent counsel reviewed the memorandum and the role of the Independent Trustees in renewing the Contracts, including, among other things, (i) the nature of the Trustees' responsibilities and factors the Trustees are entitled or required to consider in this regard, (ii) the enhanced disclosure requirements relating to the Board's approval of the Contracts, and (iii) recent mutual fund fee litigation.

In addition, the Independent Trustees received in advance of the meeting (i) a memorandum from the Adviser discussing the nature and quality of the services it provides as investment manager to the Funds, (ii) a profitability analysis prepared by the Adviser, and (iii) a fee study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third-Party Report provided detailed comparative fee, expense and performance information for each Fund to assist the Trustees in their evaluation of the Contracts.

Representatives of the Adviser ("Management") gave a presentation which provided an overview of the nature and quality of services provided by the Adviser to the Funds. This presentation included a discussion of the Adviser's operations and capabilities. A representative of the Third-Party was present for a portion of the meeting and made a presentation to the Independent Trustees with respect to the Third-Party Report.

The Independent Trustees then reviewed, and considered separately for each Fund, the detailed information presented in the Third-Party Report regarding (i) Fund expenses including, among other things, both the Fund's advisory fee and total net expense ratios versus its expense group and expense universe; and (ii) the Fund's relative performance (over various time periods versus its performance group, performance universe and benchmark index, taking into account the Fund's strategy).

Throughout the discussion, Management responded to Trustee questions and provided additional information concerning the Core Bond Fund, Inflation-Protected Bond Fund, International Equity Fund, Balanced Fund and Diversified Bond Fund, whose total net expenses ranked in the 4th or 5th quintiles of their respective expense groups, and the Core Bond Fund, Small Company Opportunities Fund, Core Growth Fund, Value Fund and Small Capitalization Value Fund, whose three-year total returns placed in the 4th or 5th quintiles of their respective performance universes.

Notes to Financial Statements (Continued)

Management noted that the primary cause of the Core Bond Fund's 5th quintile expense ranking was advisory fee expense. In addition, it was noted that the Core Bond Fund underperformed its performance group average in all time periods. Management stated that despite its ranking among its peers, it had outperformed its benchmark in all time periods while remaining consistent with its conservative investment mandate and that its expenses were only four basis points higher than the median when compared against the larger expense universe. Additionally, Management noted that the Fund's Class S shares have a four-star Morningstar rating.

Management noted that the Inflation-Protected Bond Fund's advisory fee expense was the primary reason for its 5th quintile expense ranking. Management noted that the Fund's profitability to MassMutual, as compared to other Funds it managed, was low. In addition, Management noted that the Fund's Sub-Adviser, Babson Capital Management, LLC ("Babson Capital") had executed on its mandate to outperform its benchmark gross of fees on a one-, two- and three-year basis.

Management noted, in respect of the International Equity Fund and Balanced Fund, that administrator expenses were the primary reason for these Funds' 4th quintile expense rankings. With respect to the International Equity Fund, Management stated that the Fund's total net expenses were in line with the median in its expense universe and that the Fund ranked in the 1st quintile for performance in both the one- and four-year time periods. With respect to the Balanced Fund, Management noted that the Fund has a relatively low advisory fee and that its ranking improves to the 2nd quintile when compared to the Fund's expense universe (as opposed to its expense group).

Management noted that the primary cause of the Diversified Bond Fund's 4th quintile ranking was advisory fee expense. Management noted that the Fund has consistently ranked in the first three quintiles for performance and has outperformed the performance universe median for all periods except the two-year period.

Management noted that each of the Small Company Opportunities Fund, Core Growth Fund and Value Fund underperformed its respective performance group average in all time periods. Management stated that the Small Company Opportunities Fund had ranked in the 1st quintile for total expenses in its expense group and that, over the past year, had undergone a change in its portfolio management team and strategy to help improve its performance. Management also noted that the Core Growth Fund and Value Fund had each ranked in the 1st quintile for total expenses in its respective expense group and that each had undergone a sub-adviser change over the past year which had already resulted in improved performance for each Fund under its new portfolio management team.

Management noted that the Small Capitalization Value Fund ranked in the 5th quintile of performance for the three-year time period. Management explained that the Fund had undergone a change in its portfolio management team over the past year and noted that, for the one-year period, the Fund ranked in the 2nd quintile of its performance group and in the 3rd quintile of its performance universe. It was also noted that the Fund's expenses, including advisory and 12b-1 fees, are not high and have not been high historically.

In conjunction with their review of the Third-Party Report, the Independent Trustees also reviewed and considered information included in the materials concerning economies of scale and profitability of the Adviser's relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by the Adviser; and (ii) profitability information for the Funds and each Fund individually, which included a sensitivity analysis for those Funds without breakpoints of the expected level of profitability assuming increased Fund assets of $100 million and $250 million. The discussions and consideration included the intangible benefits derived by the Adviser and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. It was noted that the Funds

Notes to Financial Statements (Continued)

do not have breakpoints as the advisory fee is established at the time of a Premier Fund's introduction based upon a mature fund projection.

The Independent Trustees next considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the Adviser and the nature, scope and quality of services the Adviser provides to the Funds. The Independent Trustees noted the fact that the Adviser delegates substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Independent Trustees reviewed the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Independent Trustees also considered the experience and qualifications of the personnel of the Adviser that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Independent Trustees also considered, and discussed with Management, among other things: (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser; (ii) the financial condition, stability and business strategy of the Adviser; (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of the Adviser; (v) possible economies of scale; and (vi) any conditions affecting the Adviser's future provision of high quality services to the Funds.

The Independent Trustees discussed with Management and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services provided to each Fund under the Sub-Advisory Agreements; and (iv) the fees payable to each Sub-Adviser by the Adviser. The Independent Trustees also noted that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Adviser in advising other accounts that it advises; and that, conversely, research services furnished to a Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by the Sub-Adviser in advising the Funds.

Prior to the votes being taken to approve the Contracts, the Independent met separately in executive session to discuss the appropriateness of such contracts. In their deliberation with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

After their deliberation, during which independent counsel was present, the Independent Trustees indicated that they were prepared to recommend approval of the Contracts for each of the Funds, with the exception of the Inflation-Protected Bond Fund, for which they requested additional information and analysis concerning the Fund's expenses and performance. The Independent Trustees requested that this information be provided at the May 31, 2007 meeting.

As to the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund, High Yield Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Core Growth Fund, Enhanced Index Growth Fund, Discovery Value Fund, Small Capitalization Value Fund, Small Company Opportunities Fund, Global Fund, International Equity Fund and Focused International Fund the Independent Trustees concluded that: (i) overall, they were satisfied with the nature, extent and quality of services provided, and expected to be provided in the future under the Contracts, including the level of the Adviser's oversight of the Funds and the sub-advisory process; (ii) the Adviser's level

Notes to Financial Statements (Continued)

of profitability from its relationship to the various Funds was not excessive and that the advisory fees payable under the Contracts, and the Funds' total expenses, were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Sub-Adviser are well suited to each Fund, given their investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps the Adviser has proposed to be taken to remedy any underperformance of the Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund's shareholders. In arriving at a decision to recommend approval of these Contracts to the Board, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At their meeting on May 31, 2007, the Independent Trustees discussed the Inflation-Protected Bond Fund in more detail. With respect to the Fund's performance, Management noted that (i) over the one- and two-year periods the Fund ranked in the 5th quintile of its performance group and (ii) over the one- and two-year periods, and over the three-year period, the Fund ranked in the 4th and the 3rd quintiles of its performance universe, respectively. Management, referring to a spreadsheet that was distributed during the meeting, explained that the Third-Party performance group and performance universe included funds that invest outside of TIPS/Treasuries. Management noted that the addition of corporate securities and equities in the peer group portfolios can impact relative returns and most likely resulted in some outperformance versus a 100% TIPS portfolio. Management stated that the Fund's Sub-Adviser, Babson Capital, had in fact executed successfully on its mandate of outperforming the Fund's benchmark gross of fees. In addition, Management noted that any attempt at enhancing returns by adding outside asset classes to the Fund might compromise asset allocations made by clients of MassMutual Retirement Services ("RS") and could preclude the Fund from future consideration as an offering in RS' asset allocation products.

With respect to the Fund's expenses, Management acknowledged that (i) the Fund's total expenses had ranked in the 5th quintile in the expense group and 4th quintile in the expense universe and (ii) the Fund's advisory fees had ranked in the 5th quintile in both the expense group and the expense universe. Management explained that although the Fund's profitability to MassMutual is low compared to other Funds, Management was proposing to waive ten basis points of administrative expenses on Class A and Class N shares in order to help improve the competitiveness of the Fund's fees and performance.

Prior to the votes being taken to approve the Contracts for the Inflation-Protected Bond Fund, the Independent Trustees met separately in executive session to discuss the appropriateness of such Contracts. In their deliberation with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the review of investment advisory contracts. The Independent Trustees considered the additional information that had been presented and determined, on the basis of that information, to recommend for approval to the Board the Contracts for the Inflation-Protected Bond Fund. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At the Board meeting on May 31, 2007, the Board, including the Independent Trustees, also approved the Contracts for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund, High Yield Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Core Growth Fund, Enhanced Index Growth Fund, Discovery Value Fund, Small Capitalization Value Fund, Small Company Opportunities Fund, Global Fund, International Equity Fund and Focused International Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Premier Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MassMutual Premier Funds (the "Trust"), comprised of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Focused International Fund (the "Funds") as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 28, 2007

Trustees and Officers (Unaudited)

The following table lists Premier Trust's trustees and officers as of October 31, 2007; their address and age; their position with Premier Trust; the length of time holding that position with Premier Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. Premier Trust's Statement of Additional Information includes additional information about Premier Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow Age: 75	Trustee of the Trust	Since 2004	Chairman, Abdow Corporation (operator of restaurants).	30	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Nabil N. El-Hage Age: 49	Chairman Trustee of the Trust	Since 2006 Since 2003	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	30	Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Maria D. Furman Age: 53	Trustee of the Trust	Since 2004	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	C. Ann Merrifield Age: 56	Trustee of the Trust	Since 2004	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Director (since 1997), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Corine T. Norgaard Age: 70	Trustee of the Trust	Since 2004	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustees

	Frederick C. Castellani Age: 60	Vice Chairman, Trustee, and President of the Trust Vice President	Since 2006 (2004-2006)	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	84	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice Chairman, Trustee, and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
	Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of the Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	84

	Kristin L. Fafard Age: 40	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005) MML Series Investment Fund II (open-end investment company).	84

	Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of the Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	84

	John E. Deitelbaum Age: 39	Vice President, Clerk and Chief Legal Officer of the Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series Investment Fund II (open-end investment company).	84

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Eric H. Wietsma Age: 41	Vice President of the Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	84

*  The address of each Trustee and Principal Officer is the same as that for Premier Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon conclusion of the calendar year in which such Trustee attains the age of seventy-five years and (ii) an interested Trustee shall no longer serve as Trustee if or when they are no longer an employee of MassMutual, or an affiliate. However, any Trustee who attains the age of seventy-five years during 2006 shall retire and cease to serve as a Trustee on or before December 31, 2007.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended October 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Strategic Income Fund	0.46%
Value Fund	30.06%
Enhanced Index Value Fund	42.22%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	55.34%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	10.75%
Main Street Small Cap Fund	100.00%
Global Fund	17.31%
International Equity	0.18%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2007:

Fund Name	Qualified Dividend Income
Diversified Bond Fund	0.02%
Strategic Income Fund	0.45%
Value Fund	39.88%
Enhanced Index Value Fund	42.53%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	53.70%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	16.37%
Main Street Small Cap Fund	100.00%
Global Fund	57.09%
International Equity Fund	100.00%
Focused International Fund	100.00%

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Other Information (Unaudited)

Fund Expenses October 31, 2007

Expense Examples	The following information is in regards to expenses for the six month period ended October 31, 2007:
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended October 31, 2007.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees, other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended October 31, 2007, based on, (1) the classes' actual return and actual expenses, and (2) a hypothetical annualized 5% return and the classes' actual expenses:

Money Market Fund

Class A

	Beginning Value	Operating Ending Value	Expense Incurred*
1) Actual	$1,000.00	$1,022.70	$3.93
2) Hypothetical	1,000.00	1,021.32	3.92

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.00	$2.65
2) Hypothetical	1,000.00	1,022.58	2.65

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.80	$2.81
2) Hypothetical	1,000.00	1,022.43	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.30	$2.30
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Short-Duration Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.80	$4.70
2) Hypothetical	1,000.00	1,020.57	4.69

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.92%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.70	$3.43
2) Hypothetical	1,000.00	1,021.83	3.41

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.67%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,029.60	$3.02
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,029.40	$2.76
2) Hypothetical	1,000.00	1,022.48	2.75

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,026.90	$6.23
2) Hypothetical	1,000.00	1,019.06	6.21

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Inflation-Protected Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.00	$4.93
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.60	$4.11
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.60	$3.34
2) Hypothetical	1,000.00	1,021.93	3.31

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.50	$2.83
2) Hypothetical	1,000.00	1,022.43	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,036.70	$6.52
2) Hypothetical	1,000.00	1,018.80	6.46

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.27%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Core Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.20	$4.91
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.90	$3.63
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.80	$3.27
2) Hypothetical	1,000.00	1,021.98	3.26

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.64%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.60	$3.02
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,025.40	$6.53
2) Hypothetical	1,000.00	1,018.75	6.51

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.28%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Diversified Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,025.20	$5.05
2) Hypothetical	1,000.00	1,020.21	5.04

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.99%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,026.30	$3.83
2) Hypothetical	1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.20	$3.78
2) Hypothetical	1,000.00	1,021.48	3.77

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.74%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.00	$3.53
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.60	$6.58
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Strategic Income Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.10	$5.96
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.70	$4.58
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.60	$3.91
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.60	$3.65
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.00	$7.09
2) Hypothetical	1,000.00	1,018.25	7.02

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.38%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

High Yield Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$992.70	$5.73
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$993.60	$4.47
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$994.60	$3.72
2) Hypothetical	1,000.00	1,021.48	3.77

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.74%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.50	$3.47
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$990.90	$7.23
2) Hypothetical	1,000.00	1,017.95	7.32

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.44%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Balanced Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,034.60	$5.95
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.00	$4.67
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,036.70	$3.90
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.70	$3.08
2) Hypothetical	1,000.00	1,022.18	3.06

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,033.90	$7.54
2) Hypothetical	1,000.00	1,017.80	7.48

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.47%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,030.90	$5.68
2) Hypothetical	1,000.00	1,019.61	5.65

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.30	$4.20
2) Hypothetical	1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.80	$3.64
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,033.30	$3.13
2) Hypothetical	1,000.00	1,022.13	3.11

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.60	$7.41
2) Hypothetical	1,000.00	1,017.90	7.38

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$993.90	$5.48
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.60	$4.23
2) Hypothetical	1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$996.20	$3.47
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$996.90	$2.97
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$992.90	$7.03
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Core Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.30	$5.60
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.60	$4.32
2) Hypothetical	1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.40	$3.55
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.00	$3.04
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.50	$7.19
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Main Street Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,059.30	$6.02
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,061.60	$4.73
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,060.90	$3.95
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,062.20	$3.69
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.30	$7.57
2) Hypothetical	1,000.00	1,017.85	7.43

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Capital Appreciation Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.70	$5.85
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.70	$5.21
2) Hypothetical	1,000.00	1,020.32	4.94

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,131.20	$4.40
2) Hypothetical	1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,132.40	$3.82
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,127.40	$7.83
2) Hypothetical	1,000.00	1,017.85	7.43

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Core Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,136.10	$6.46
2) Hypothetical	1,000.00	1,019.16	6.11

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,137.30	$5.12
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,138.00	$4.31
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,138.90	$4.04
2) Hypothetical	1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,134.50	$8.07
2) Hypothetical	1,000.00	1,017.64	7.63

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,091.30	$5.27
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,094.00	$4.01
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,090.50	$3.16
2) Hypothetical	1,000.00	1,022.18	3.06

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,094.90	$2.96
2) Hypothetical	1,000.00	1,022.38	2.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,093.80	$6.86
2) Hypothetical	1,000.00	1,018.65	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Discovery Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,043.50	$7.21
2) Hypothetical	1,000.00	1,018.05	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,044.20	$5.93
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,044.90	$5.15
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,044.90	$4.79
2) Hypothetical	1,000.00	1,020.52	4.74

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.10	$8.75
2) Hypothetical	1,000.00	1,016.64	8.64

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Small Capitalization Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$968.10	$6.45
2) Hypothetical	1,000.00	1,018.65	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$969.00	$5.21
2) Hypothetical	1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$969.70	$4.47
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$969.70	$4.22
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$966.60	$7.93
2) Hypothetical	1,000.00	1,017.14	8.13

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Main Street Small Cap Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.70	$5.73
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$996.50	$4.48
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$998.30	$3.93
2) Hypothetical	1,000.00	1,021.27	3.97

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.78%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$997.40	$3.47
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$993.90	$7.49
2) Hypothetical	1,000.00	1,017.69	7.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Small Company Opportunities Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.30	$5.73
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$996.90	$4.48
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$997.90	$3.98
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$997.70	$3.47
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$993.60	$7.49
2) Hypothetical	1,000.00	1,017.69	7.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Global Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,065.10	$7.44
2) Hypothetical	1,000.00	1,018.00	7.27

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,066.10	$5.94
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,067.00	$5.37
2) Hypothetical	1,000.00	1,020.01	5.24

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.03%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,068.10	$4.64
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,064.70	$7.91
2) Hypothetical	1,000.00	1,017.54	7.73

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

International Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,121.10	$8.13
2) Hypothetical	1,000.00	1,017.54	7.73

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,122.30	$6.79
2) Hypothetical	1,000.00	1,018.80	6.46

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.27%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,119.30	$5.98
2) Hypothetical	1,000.00	1,019.56	5.70

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,123.60	$5.83
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,122.60	$9.74
2) Hypothetical	1,000.00	1,016.03	9.25

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Focused International Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,218.10	$8.83
2) Hypothetical	1,000.00	1,017.24	8.03

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,220.50	$7.44
2) Hypothetical	1,000.00	1,018.50	6.77

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.33%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,220.70	$6.60
2) Hypothetical	1,000.00	1,019.26	6.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.18%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,221.30	$6.44
2) Hypothetical	1,000.00	1,019.14	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,216.20	$10.50
2) Hypothetical	1,000.00	1,015.73	9.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2007 of 1.88%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

December 28, 2007

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved. www.massmutual.com.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4544 1207

C:05477-03

Item 2. Code of Ethics.

As of October 31, 2007, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2007, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $604,450 and $468,000, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 or 2006.
(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2007 and 2006 were $240,841 and $79,600, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 and 2006.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2007 and 2006 were $350,841 and $352,190, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	12/21/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	12/21/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	12/21/07